                                                Filed Pursuant to Rule 424(b)(5)
                                                Registration File No. 333-104283

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JUNE 7, 2005)

                          $1,434,715,000(APPROXIMATE)
                    MORGAN STANLEY CAPITAL I TRUST 2005-IQ10
                                    AS ISSUER
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                          IXIS REAL ESTATE CAPITAL INC.
                                    NCB, FSB
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                      UNION CENTRAL MORTGAGE FUNDING, INC.
                                  SUNTRUST BANK
                            AS MORTGAGE LOAN SELLERS

                                 --------------

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-IQ10

                                 --------------

     Morgan Stanley Capital I Inc. is offering selected classes of its Series
2005-IQ10 Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in a trust. The trust's assets will primarily be
210 seasoned and newly originated mortgage loans secured by first mortgage liens on commercial and multifamily properties. The Series 2005-IQ10
Certificates are not obligations of Morgan Stanley Capital I Inc., the sellers of the mortgage loans or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

     "IQ" is a service mark of Morgan Stanley representing financial investment in the field of commercial mortgage-backed securities collateralized by
"institutional quality" whole loans.

                                --------------

      Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page S-41 of this prospectus supplement and page 9 of the prospectus.

                                 --------------

     Characteristics of the certificates offered to you include:

                    APPROXIMATE INITIAL
                    CERTIFICATE BALANCE      APPROXIMATE INITIAL         PASS-THROUGH           RATINGS
CLASS              OR NOTIONAL AMOUNT(1)      PASS-THROUGH RATE      RATE DESCRIPTION(2)     (MOODY'S/S&P)
---------------   -----------------------   ---------------------   ---------------------   --------------

Class A-1              $   75,150,000              4.914%                   Fixed               Aaa/AAA
Class A-1A             $  231,768,000              5.214%                   Fixed               Aaa/AAA
Class A-2              $   50,000,000              5.126%                   Fixed               Aaa/AAA
Class A-3-1FL          $   75,000,000           LIBOR + 0.240%            Floating             Aaa/AAA(3)
Class A-3-1            $   78,000,000              5.251%                   Fixed               Aaa/AAA
Class A-3-2            $   50,000,000              5.253%                   Fixed               Aaa/AAA
Class A-AB             $   75,000,000              5.178%                   Fixed               Aaa/AAA
Class A-4A             $  527,250,000              5.230%                   Fixed               Aaa/AAA
Class A-4B             $   75,322,000              5.284%                   Fixed               Aaa/AAA
Class X-2              $1,502,744,000              0.233%                Variable IO            Aaa/AAA
Class A-J              $  129,549,000              5.446%                    WAC                Aaa/AAA
Class B                $   30,938,000              5.495%                    WAC                Aa2/AA
Class C                $   11,601,000              5.513%                    WAC                Aa3/AA-
Class D                $   25,137,000              5.513%                    WAC                 A2/A

(1)   The certificate balances are approximate and may vary by up to 5%.
(2)   The Class A-1 and Class A-2 Certificates will accrue interest at a per annum rate equal to the fixed rate shown above. The Class A-1A
      Certificates will accrue interest at a per annum rate equal to the lesser of 5.214% and the weighted average net mortgage rate. The Class A-3-1
      Certificates will accrue interest at a per annum rate equal to the lesser of 5.251% and the weighted average net mortgage rate. The Class A-3-2
      Certificates will accrue interest at a per annum rate equal to the lesser of 5.253% and the weighted average net mortgage rate. The Class A-AB
      Certificates will accrue interest at a per annum rate equal to the lesser of 5.178% and the weighted average net mortgage rate. The Class A-4A
      Certificates will accrue interest at a per annum rate equal to the lesser of 5.230% and the weighted average net mortgage rate. The Class A-4B
      Certificates will accrue interest at a per annum rate equal to the lesser of 5.284% and the weighted average net mortgage rate. The Class A-J and
      Class B Certificates will accrue interest at a per annum rate equal to the weighted average net mortgage rate less 0.067% and 0.018%, respectively. The Class C and Class D Certificates will accrue interest at a per annum rate equal to the weighted average net mortgage rate. The
      Class A-3-1FL Certificates will accrue interest at a floating rate based on one-month LIBOR + 0.240% (provided that for the initial interest accrual period LIBOR shall be an interpolated percentage) subject to the limitations described in this prospectus supplement.
(3)   The ratings of the Class A-3-1FL Certificates do not represent any assessment as to whether the floating rate of interest on such Class will convert to a fixed rate. See "Ratings" in this prospectus supplement.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                --------------

     Morgan Stanley & Co. Incorporated will act as sole lead manager and sole bookrunner, Greenwich Capital Markets, Inc., IXIS Securities North America Inc.
and SunTrust Capital Markets Inc. will act as co-managers with respect to the offered certificates. Morgan Stanley & Co. Incorporated, Greenwich Capital
Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital Markets
Inc., the underwriters, will purchase the certificates offered to you from
Morgan Stanley Capital I Inc. and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the certificates to purchasers on or about October 25, 2005. Morgan Stanley Capital
I Inc. expects to receive from this offering approximately $1,452,329,456, plus accrued interest from the cut-off date, before deducting expenses payable by
Morgan Stanley Capital I Inc.

                                --------------

                                MORGAN STANLEY
RBS GREENWICH CAPITAL                              IXIS SECURITIES NORTH AMERICA
                          SUNTRUST ROBINSON HUMPHREY
                                October 12, 2005

                         MORGAN STANLEY CAPITAL I INC.

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-IQ10
                      GEOGRAPHIC OVERVIEW OF MORTGAGE POOL

                                 [MAP OMITTED]

MISSOURI                    WISCONSIN                    PENNSYLVANIA
1 property                  2 properties                 8 properties
$4,386,203                  $6,270,395                   $114,000,000
0.3% of total               0.4% of total                7.4% of total

NORTH DAKOTA                INDIANA                      NEW YORK
1 property                  1 property                   78 properties
$1,296,419                  $1,241,689                   $370,763,304
0.1% of total               0.1% of total                24.0% of total

IOWA                        OHIO                         VERMONT
1 property                  1 property                   1 property
$2,537,052                  $1,269,295                   $14,000,000
0.2% of total               0.1% of total                0.9% of total

ILLINOIS                    MICHIGAN                     NEW HAMPSHIRE
2 properties                6 properties                 2 properties
$5,545,104                  $20,839,396                  $31,488,161
0.4% of total               1.3% of toal                 2.0% of total

MASSACHUSETTS               WEST VIRGINIA                SOUTH CAROLINA
3 properties                1 property                   1 property
$29,287,952                 $3,949,014                   $2,692,514
1.9% of total               0.3% of total                0.2% of total

CONNECTICUT                 MARYLAND                     GEORGIA
1 property                  10 properties                9 properties
$21,000,000                 $39,658,987                  $31,685,144
1.4% of total               2.6% of total                2.0% of total

NEW JERSEY                  VIRGINIA                     FLORIDA
3 properties                6 properties                 13 properties
$45,280,075                 $16,640,966                  $129,093,074
2.9% of total               1.1% of total                8.3% of total

DISTRICT OF COLUMBIA        NORTH CAROLINA               TENNESSEE
1 property                  1 property                   4 properties
$85,000,000                 $1,995,963                   $13,951,792
5.5% of total               0.1% of total                0.9% of total

MISSISSIPPI                 TEXAS                        SOUTHERN CALIFORNIA
1 property                  8 properties                 20 properties
$1,398,729                  $48,301,638                  $171,807,726
0.1% of total               3.1% of total                11.1% of total

ARKANSAS                    KANSAS                       NORTHERN CALIFORNIA
1 property                  1 property                   9 properties
$58,800,000                 $3,481,807                   $68,434,378
3.8% of total               0.2% of total                4.4% of total

LOUISIANA                   NEW MEXICO                   NEVADA
1 property                  3 properties                 3 properties
$39,908,928                 $6,089,335                   $16,289,557
2.6% of total               0.4% of total                1.1% of total

OKLAHOMA                    ARIZONA                      UTAH
2 properties                5 properties                 4 properties
$2,280,788                  $25,610,746                  $87,764,230
0.1% of total               1.7% of total                5.7% of total

OREGON
2 properties
$16,100,000
1.0% of total

ALASKA
2 properties
$6,722,177
0.4% of total

[LEGEND OMITTED]

[  ]    <1.0% of Cut-Off Date Balance

[  ]    1.0% - 5.0% of Cut-Off Date Balance

[  ]    5.1% - 10.0% of Cut-Off Date Balance

[  ]    >10.0% of Cut-Off Date Balance

[PICTURE OMITTED]                                 [PICTURE OMITTED]

195 BROADWAY, New York, NY                        1875 K STREET, Washington, DC

                                                  [PICTURE OMITTED]

                                                  L-3 COMMUNICATIONS, Salt Lake City, UT

[PICTURE OMITTED]                                 [PICTURE OMITTED]

EQUITABLE PLAZA BUILDING, Los Angeles, CA         69TH STREET PHILADELPHIA, Upper Darby, PA

[PICTURE OMITTED]

CENTRAL MALL FORT SMITH, Fort Smith, AR

                                                   [PICTURE OMITTED]

                                                   KEY WEST HILTON RESORT, Key West, FL

[PICTURE OMITTED]

SIX PENN CENTER, Philadelphia, PA

[PICTURE OMITTED]                                  [PICTURE OMITTED]

CORTANA MALL, Baton Rouge, LA                      606 OLIVE STREET, Los Angeles, CA

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

     Information about the certificates offered to you is contained in 2 separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

     You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                                   ----------

     This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

     The Series 2005-IQ10 Certificates are not obligations of Morgan Stanley
Capital I Inc., the sellers or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

     In this prospectus supplement, the terms "depositor," "we" and "us" refer to Morgan Stanley Capital I Inc.

                                   ----------

     Morgan Stanley Capital I Inc. will not list the certificates offered to you on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ.

                                   ----------

     Until 90 days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                   ----------

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

     The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and,
as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

     The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within
Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial
Promotion) Order 2001 (all such persons together being referred to as "FPO
Persons"), and (B) if made by a person who is an authorized person under the
FSMA, is being made only to, or directed only at, persons who (1) are outside the United Kingdom, or (2) have professional experience in participating in unregulated collective investment schemes, or (3) are persons falling within
Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Market Act 2000 (Promotion of
Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and together with the FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

                                       S-3

     Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                       S-4

      Distributions of Prepayment Premiums and Yield Maintenance

   The Trustee, Paying Agent, Certificate Registrar and Authenticating
      Agent.............................................................   S-117
      The Trustee, Paying Agent, Certificate Registrar and

                                       S-5

SCHEDULE A - RATES USED IN DETERMINATION OF CLASS X-1 AND CLASS X-2 PASS

APPENDIX I - MORTGAGE POOL INFORMATION TOTAL POOL, LOAN GROUP 1 AND
   LOAN GROUP 2.........................................................     I-1
APPENDIX II - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS.............    II-1
APPENDIX III - CERTAIN CHARACTERISTICS OF LOAN GROUP 2..................   III-1

                                       S-6

--------------------------------------------------------------------------------

                                EXECUTIVE SUMMARY

     This Executive Summary highlights selected information regarding the
Certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                              CERTIFICATE STRUCTURE

----------------------------------------------------------------------------------------------------------------------
                                                                                 APPROXIMATE
APPROXIMATE                 APPROXIMATE INITIAL                        RATINGS    PERCENT OF     WEIGHTED    PRINCIPAL
  CREDIT                      CERTIFICATE OR     APPROXIMATE INITIAL  (MOODY'S/     TOTAL      AVERAGE LIFE    WINDOW
  SUPPORT        CLASS       NOTIONAL BALANCE     PASS-THROUGH RATE      S&P)    CERTIFICATES     (YRS.)      (MONTHS)
----------------------------------------------------------------------------------------------------------------------

   20.000%     Class A-1       $   75,150,000           4.914%         Aaa/AAA       4.86%          2.99        1-60
----------------------------------------------------------------------------------------------------------------------
   20.000%    Class A-1A       $  231,768,000           5.214%         Aaa/AAA      14.98%          8.67       1-119
----------------------------------------------------------------------------------------------------------------------
   20.000%     Class A-2       $   50,000,000           5.126%         Aaa/AAA       3.23%          4.97       60-60
----------------------------------------------------------------------------------------------------------------------
   20.000%   Class A-3-1FL     $   75,000,000       LIBOR + 0.240%     Aaa/AAA       4.85%          6.47       78-78
----------------------------------------------------------------------------------------------------------------------
   20.000%    Class A-3-1      $   78,000,000           5.251%         Aaa/AAA       5.04%          6.47       78-78
----------------------------------------------------------------------------------------------------------------------
   20.000%    Class A-3-2      $   50,000,000           5.253%         Aaa/AAA       3.23%          6.66       78-94
----------------------------------------------------------------------------------------------------------------------
   20.000%    Class A-AB       $   75,000,000           5.178%         Aaa/AAA       4.85%          6.91       60-105
----------------------------------------------------------------------------------------------------------------------
   30.000%    Class A-4A       $  527,250,000           5.230%         Aaa/AAA      34.09%          9.57      105-118
----------------------------------------------------------------------------------------------------------------------
   20.000%    Class A-4B       $   75,322,000           5.284%         Aaa/AAA       4.87%          9.81      118-118
----------------------------------------------------------------------------------------------------------------------
     ----      Class X-2       $1,502,744,000           0.233%         Aaa/AAA       ----           ----        ----
----------------------------------------------------------------------------------------------------------------------
   11.625%     Class A-J       $  129,549,000           5.446%         Aaa/AAA       8.37%          9.89      119-119
----------------------------------------------------------------------------------------------------------------------
    9.625%      Class B        $   30,938,000           5.495%          Aa2/AA       2.00%          9.96      119-120
----------------------------------------------------------------------------------------------------------------------
    8.875%      Class C        $   11,601,000           5.513%         Aa3/AA-       0.75%          9.97      120-120
----------------------------------------------------------------------------------------------------------------------
    7.250%      Class D        $   25,137,000           5.513%           A2/A        1.63%          9.97      120-120
----------------------------------------------------------------------------------------------------------------------
    6.375%      Class E        $   13,535,000           5.513%          A3/A-        0.87%          9.97      120-120
----------------------------------------------------------------------------------------------------------------------
    5.125%      Class F        $   19,335,000           5.513%        Baa1/BBB+      1.25%         10.31      120-130
----------------------------------------------------------------------------------------------------------------------
    4.375%      Class G        $   11,602,000           5.513%         Baa2/BBB      0.75%         10.87      130-134
----------------------------------------------------------------------------------------------------------------------
    3.250%      Class H        $   17,402,000           5.513%        Baa3/BBB-      1.12%         11.62      134-145
----------------------------------------------------------------------------------------------------------------------
     ----      Class J-P       $   50,273,538            ----            ----        ----           ----        ----
----------------------------------------------------------------------------------------------------------------------
     ----      Class X-1       $1,546,862,538           0.043%         Aaa/AAA       ----           ----        ----
----------------------------------------------------------------------------------------------------------------------
     ----      Class X-Y       $  139,729,337           0.102%         Aaa/AAA       ----           ----        ----
----------------------------------------------------------------------------------------------------------------------

----------
            Offered Certificates.
----------
            Certificates not offered pursuant to this prospectus supplement.
----------

     o    The notional amount of the Class X-1 Certificates initially will be
          $1,546,862,538, the notional amount of the Class X-2 Certificates initially will be $1,502,744,000 and the notional amount of the Class
          X-Y Certificates initially will be $139,729,337.

     o    The percentages indicated under the column "Approximate Credit
          Support" with respect to the Class A-1, Class A-1A, Class A-2, Class
          A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB, Class A-4A and Class
          A-4B Certificates represent the approximate credit support for the
          Class A-1, Class A-1A, Class A-2, Class A-3-1FL, Class A-3-1, Class
          A-3-2, Class A-AB, Class A-4A and Class A-4B Certificates in the
          aggregate. Additionally, the credit support percentage set forth above for Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates. References in this prospectus supplement to the Class A-4 Certificates mean the Class A-4A Certificates and the
          Class A-4B Certificates in the aggregate.

     o    The initial certificate balance may vary by up to 5%.

     o    The Class X-1 and Class X-Y Certificates (together, the "Non-Offered
          Class X Certificates") and the Class E, Class F, Class G, Class H,
          Class J, Class K, Class L, Class M, Class N, Class O and Class P
          Certificates are not offered pursuant to this prospectus supplement.
          The Non-Offered Class X Certificates and the Class X-2 Certificates
          are referred to herein as the "Class X Certificates."

--------------------------------------------------------------------------------

                                       S-7

--------------------------------------------------------------------------------

     o    The pass-through rate on the Class A-3-1FL Certificates will be a floating rate based on one-month LIBOR + 0.240% (provided that for the initial interest accrual period LIBOR shall be an interpolated percentage to reflect the shorter initial interest accrual period)
          subject to the limitations described in this prospectus supplement.

     o    The ratings of the Class A-3-1FL Certificates do not represent any assessment as to whether the floating rate of interest on such Class will convert to a fixed rate. See "Ratings" in this prospectus supplement.

     o    The initial LIBOR (which will be an interpolated rate based on a two-week and one-month LIBOR) will be determined two banking days before the Closing Date. Under certain circumstances described in this prospectus supplement, the interest rate for the Class A-3-1FL
          Certificates may convert from a one-month LIBOR based rate to a rate equal to the lesser of 5.251% per annum and the Weighted Average Net
          Mortgage Rate. See "Description of the Swap Contract--The Swap
          Contract" in this prospectus supplement.

     o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence.
          The Weighted Average Life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans; (iii) payment in full on the "anticipated repayment date," or stated maturity date of each mortgage loan and (iv) a 0%
          CPR. See the assumptions set forth under "Yield, Prepayment and
          Maturity Considerations" in this prospectus supplement and under
          "Structuring Assumptions" in the "Glossary of Terms."

     o    For purposes of making distributions to the Class A-1, Class A-1A,
          Class A-2, Class A-3-1, Class A-3-2, Class A-AB, Class A-4A and Class
          A-4B Certificates and the Class A-3-1FL Regular Interest, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2.

     o    Loan group 1 will consist of 161 mortgage loans, representing approximately 85.0% of the initial outstanding pool balance. Loan group 2 will consist of 49 mortgage loans, representing approximately
          15.0% of the initial outstanding pool balance, and approximately 68.6%
          of the principal balance of all the mortgage loans secured by multifamily properties.

     o    So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class
          A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB,
          Class A-4A, Class A-4B, Class X-1, Class X-2 and Class X-Y
          Certificates and Class A-3-1FL Regular Interest, interest
          distributions on the Class A-1, Class A-2, Class A-3-1, Class A-3-2,
          Class A-AB, Class A-4A and Class A-4B Certificates and Class A-3-1FL
          Regular Interest will be based upon amounts available relating to mortgage loans in loan group 1, interest distributions on the Class
          A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2, interest distributions on the Class
          X-1, Class X-2 and Class X-Y Certificates will be based upon amounts available relating to all the mortgage loans in the mortgage pool.
          However, if on any distribution date, funds are insufficient to make distributions of all interest on such distribution date to the Class
          A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB,
          Class A-4, Class X-1, Class X-2 and Class X-Y Certificates and Class
          A-3-1FL Regular Interest, available funds will be allocated among all these Classes pro rata in accordance with their interest entitlements for such distribution date, without regard to loan group, provided that interest distributed to the Class A-4 Certificates will be applied first to the Class A-4A Certificates up to their interest entitlement and then to the Class A-4B Certificates up to their interest entitlement.

     o    Generally, the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class
          A-AB, Class A-4A and Class A-4B Certificates and Class A-3-1FL Regular
          Interest will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate principal balance of the Class A-4B Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class A-J through Class P
          Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-1A, Class A-2, Class A-3-1,
          Class

--------------------------------------------------------------------------------

                                       S-8

--------------------------------------------------------------------------------

          A-3-2, Class A-AB and Class A-4 Certificates and Class A-3-1FL Regular
          Interest, pro rata, provided that distributions of principal to the
          Class A-4 Certificates will first be applied to the Class A-4A
          Certificates until reduced to zero and then to the Class A-4B
          Certificates until reduced to zero.

     o    The Class A-3-1FL Certificates will represent an undivided beneficial interest in a grantor trust for federal income tax purposes, which grantor trust is comprised of the swap contract, the related floating rate account and the Class A-3-1FL Regular Interest. See "Federal
          Income Tax Consequences" in this prospectus supplement.

     o    The Class EI Certificates represent beneficial ownership of certain excess interest in respect of mortgage loans having a
          hyper-amortization feature. These Certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

     o    The Class EI-L3 Certificates represent beneficial ownership of certain excess interest in respect of Mortgage Loan No. 3, which excess interest is payable by the related borrower in the event such borrower obtains mezzanine financing that causes the aggregate loan-to-value ratio of such mezzanine financing and Mortgage Loan No. 3 to exceed
          73%. These Certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

     o    The Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These Certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

--------------------------------------------------------------------------------

                                       S-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      S-10

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

     This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING
OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS ENTIRE DOCUMENT AND THE
ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL.......................   Your certificates (along with the privately
                                 offered certificates) will represent beneficial
                                 interests in a trust created by Morgan Stanley
                                 Capital I Inc. on the closing date. All
                                 payments to you will come only from the amounts
                                 received in connection with the assets of the
                                 trust. The trust's assets will primarily be 210
                                 mortgage loans secured by first mortgage liens
                                 on 219 commercial and multifamily properties
                                 and with respect to the Class A-3-1FL
                                 Certificates, a swap contract with Morgan
                                 Stanley Capital Services Inc.

TITLE OF CERTIFICATES.........   Commercial Mortgage Pass-Through Certificates,
                                 Series 2005-IQ10.

MORTGAGE POOL.................   The mortgage pool consists of 210 mortgage
                                 loans with an aggregate principal balance of
                                 all mortgage loans as of October 1, 2005, of
                                 approximately $1,546,862,539, which may vary by
                                 up to 5%. Each mortgage loan requires scheduled
                                 payments of principal and/or interest to be
                                 made monthly. For purposes of those mortgage
                                 loans that have a due date on a date other than
                                 the first of the month, we have assumed that
                                 those mortgage loans are due on the first of
                                 the month for purposes of determining their
                                 cut-off dates and cut-off date balances.

                                 As of October 1, 2005, the balances of the
                                 mortgage loans in the mortgage pool ranged from
                                 approximately $117,108 to approximately
                                 $196,000,000 and the mortgage loans had an
                                 approximate average balance of $7,366,012.

                                 For purposes of calculating distributions on
                                 certain Classes of Certificates, the mortgage
                                 loans in the pool of mortgage loans backing the
                                 Offered Certificates will be divided into a
                                 loan group 1 and a loan group 2.

                                 Loan group 1 will consist of all of the
                                 mortgage loans that are secured by property
                                 types other than multifamily, together with 56
                                 mortgage loans secured by multifamily
                                 properties. Loan group 1 will consist of 161
                                 mortgage loans, with an initial outstanding
                                 loan group 1 balance of $1,315,093,847, which
                                 may vary up to 5%. Loan group 1 represents
                                 approximately 85.0% of the initial outstanding
                                 pool balance.

                                 Loan group 2 will consist of 49 of the mortgage
                                 loans that are secured by multifamily
                                 properties and have an initial outstanding loan
                                 group 2 balance of $231,768,691. Loan group 2
                                 represents approximately 15.0% of the initial
                                 outstanding pool balance and approximately
                                 68.6% of the principal balance of all the
                                 mortgage loans secured by multifamily
                                 properties.

                                 As of October 1, 2005, the balances of the
                                 mortgage loans in loan group 1 ranged from
                                 approximately $117,108 to approximately
                                 $196,000,000 and the mortgage loans in loan
                                 group 1 had an approximate average balance of
                                 $8,168,285. As of October 1, 2005,

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                                 the balances of the mortgage loans in loan
                                 group 2 ranged from approximately $156,220 to
                                 approximately $27,500,000 and the mortgage
                                 loans in loan group 2 had an approximate
                                 average balance of $4,729,973.

                           RELEVANT PARTIES AND DATES

ISSUER........................   Morgan Stanley Capital I Trust 2005-IQ10.

DEPOSITOR.....................   Morgan Stanley Capital I Inc.

MASTER SERVICERS..............   GMAC Commercial Mortgage Corporation will act
                                 as general master servicer with respect to all
                                 of the mortgage loans in the trust other than
                                 the mortgage loans sold to us by NCB, FSB (the
                                 "NCB Mortgage Loans"). NCB, FSB will act as
                                 master servicer with respect to the NCB
                                 Mortgage Loans.

SPECIAL SERVICERS.............   J.E. Robert Company, Inc. will act as general
                                 special servicer with respect to all of the
                                 mortgage loans in the trust other than the
                                 residential cooperative mortgage loans.
                                 National Consumer Cooperative Bank will act as
                                 special servicer with respect to the
                                 residential cooperative mortgage loans.

PRIMARY SERVICERS.............   Babson Capital Management LLC, with respect to
                                 those mortgage loans sold to us by
                                 Massachusetts Mutual Life Insurance Company,
                                 Union Central Mortgage Funding, Inc. with
                                 respect to those mortgage loans sold to us by
                                 Union Central Mortgage Funding, Inc., and
                                 SunTrust Bank, with respect to those mortgage
                                 loans sold to us by SunTrust Bank.

TRUSTEE.......................   Wells Fargo Bank, N.A.

PAYING AGENT..................   Wells Fargo Bank, N.A., which will also act as
                                 the certificate registrar. See "Description of
                                 the Offered Certificates--The Trustee, Paying
                                 Agent, Certificate Registrar and Authenticating
                                 Agent" in this prospectus supplement.

OPERATING ADVISER.............   The holders of Certificates representing more
                                 than 50% of the aggregate certificate balance
                                 of the most subordinate Class of Certificates
                                 outstanding at any time of determination, or,
                                 if the certificate balance of that Class of
                                 Certificates is less than 25% of the initial
                                 certificate balance of that Class, the next
                                 most subordinate Class of Certificates, may
                                 appoint a representative to act as operating
                                 adviser for the purposes described in this
                                 prospectus supplement. The initial operating
                                 adviser will be JER Investors Trust Inc, an
                                 affiliate of J.E. Robert Company, Inc., the
                                 initial general special servicer.

SELLERS.......................   Morgan Stanley Mortgage Capital Inc., as to 37
                                 mortgage loans (which include 33 mortgage loans
                                 in loan group 1 and 4 mortgage loans in loan
                                 group 2), representing 48.4% of the initial
                                 outstanding pool balance (and representing
                                 50.7% of the initial outstanding loan group 1
                                 balance and 35.0% of the initial outstanding
                                 loan group 2 balance).

                                 IXIS Real Estate Capital Inc., as to 29
                                 mortgage loans (which include 26 mortgage loans
                                 in loan group 1 and 3 mortgage loans in loan
                                 group 2), representing 29.8% of the initial
                                 outstanding pool balance (and representing
                                 33.2% of the initial outstanding loan group 1
                                 balance and 10.8% of the initial outstanding
                                 loan group 2 balance).

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                                      S-12

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                                 NCB, FSB, as to 81 mortgage loans (which
                                 include 58 mortgage loans in loan group 1 and
                                 23 mortgage loans in loan group 2),
                                 representing 10.4% of the initial outstanding
                                 pool balance (and representing 8.4% of the
                                 initial outstanding loan group 1 balance and
                                 21.4% of the initial outstanding loan group 2
                                 balance).

                                 Massachusetts Mutual Life Insurance Company, as
                                 to 20 mortgage loans (which include 1 mortgage
                                 loan in loan group 1 and 19 mortgage loans in
                                 loan group 2), representing 5.3% of the initial
                                 outstanding pool balance (and representing 0.5%
                                 of the initial outstanding loan group 1 balance
                                 and 32.8% of the initial outstanding loan group
                                 2 balance).

                                 Union Central Mortgage Funding, Inc., as to 36
                                 mortgage loans (all of which are in loan group
                                 1), representing 4.0% of the initial
                                 outstanding pool balance (and representing 4.7%
                                 of the initial outstanding loan group 1
                                 balance).

                                 SunTrust Bank, as to 7 mortgage loans (all of
                                 which are in loan group 1), representing 2.1%
                                 of the initial outstanding pool balance (and
                                 representing 2.5% of the initial outstanding
                                 loan group 1 balance).

SWAP COUNTERPARTY.............   Morgan Stanley Capital Services Inc.

CREDIT SUPPORT PROVIDER.......   Morgan Stanley.

UNDERWRITERS..................   Morgan Stanley & Co. Incorporated, Greenwich
                                 Capital Markets, Inc., IXIS Securities North
                                 America Inc. and SunTrust Capital Markets Inc.

CUT-OFF DATE..................   October 1, 2005. For purposes of the
                                 information contained in this prospectus
                                 supplement (including the appendices hereto),
                                 scheduled payments due in October 2005 with
                                 respect to mortgage loans not having payment
                                 dates on the first of each month have been
                                 deemed received on October 1, 2005, not the
                                 actual day on which such scheduled payments are
                                 due.

CLOSING DATE..................   On or about October 25, 2005.

DISTRIBUTION DATE.............   The 15th of each month, commencing in November
                                 2005 (or if the 15th is not a business day, the
                                 next succeeding business day).

RECORD DATE...................   With respect to each distribution date, the
                                 close of business on the last business day of
                                 the preceding calendar month.

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EXPECTED FINAL DISTRIBUTION
   DATES......................        Class A-1      October 15, 2010
                                      Class A-1A    September 15, 2015
                                      Class A-2      October 15, 2010
                                    Class A-3-1FL     April 15, 2012
                                     Class A-3-1      April 15, 2012
                                     Class A-3-2      August 15, 2013
                                      Class A-AB       July 15, 2014
                                      Class A-4A      August 15, 2015
                                      Class A-4B      August 15, 2015
                                      Class X-2      October 15, 2013
                                      Class A-J     September 15, 2015
                                       Class B       October 15, 2015
                                       Class C       October 15, 2015
                                       Class D       October 15, 2015

                                 The Expected Final Distribution Date for each
                                 Class of Certificates is the date on which such
                                 Class is expected to be paid in full, or in the
                                 case of the Class X-2 Certificates the last
                                 interest payment, assuming no delinquencies,
                                 losses, modifications, extensions of maturity
                                 dates, repurchases or prepayments of the
                                 mortgage loans after the initial issuance of
                                 the Certificates and according to the
                                 Structuring Assumptions. Mortgage loans with
                                 anticipated repayment dates are assumed to
                                 repay in full on such dates.

RATED FINAL DISTRIBUTION
   DATE.......................   As to each Class of Offered Certificates, the
                                 distribution date in September 2042.

                              OFFERED CERTIFICATES

GENERAL.......................   Morgan Stanley Capital I Inc. is offering the
                                 following 14 Classes of its Series 2005-IQ10
                                 Commercial Mortgage Pass-Through Certificates:

                                 o    Class A-l

                                 o    Class A-1A

                                 o    Class A-2

                                 o    Class A-3-1FL

                                 o    Class A-3-1

                                 o    Class A-3-2

                                 o    Class A-AB

                                 o    Class A-4A

                                 o    Class A-4B

                                 o    Class X-2

                                 o    Class A-J

                                 o    Class B

                                 o    Class C

                                 o    Class D

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                                      S-14

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                                 The entire series will consist of a total of 32
                                 Classes, the following 18 of which are not
                                 being offered by this prospectus supplement and
                                 the accompanying prospectus: Class X-1, Class
                                 X-Y, Class E, Class F, Class G, Class H, Class
                                 J, Class K, Class L, Class M, Class N, Class O,
                                 Class P, Class EI, Class EI-L3, Class R-I,
                                 Class R-II and Class R-III.

CERTIFICATE BALANCE...........   Your Certificates will have the approximate
                                 aggregate initial certificate balance, or with
                                 respect to the Class X-2 Certificates, initial
                                 notional balance, presented in the chart below
                                 and this balance below may vary by up to 5%:

                                      Class A-1     $   75,150,000
                                      Class A-1A    $  231,768,000
                                      Class A-2     $   50,000,000
                                    Class A-3-1FL   $   75,000,000
                                     Class A-3-1    $   78,000,000
                                     Class A-3-2    $   50,000,000
                                      Class A-AB    $   75,000,000
                                      Class A-4A    $  527,250,000
                                      Class A-4B    $   75,322,000
                                      Class X-2     $1,502,744,000
                                      Class A-J     $  129,549,000
                                       Class B      $   30,938,000
                                       Class C      $   11,601,000
                                       Class D      $   25,137,000

                                 The certificate balance at any time is the
                                 maximum amount of principal distributable to a
                                 Class and is subject to adjustment on each
                                 distribution date to reflect any reductions
                                 resulting from distributions of principal to
                                 that Class or any allocations of losses to that
                                 Class.

                                 The certificate principal balance of the Class
                                 A-3-1FL Certificates will be equal to the
                                 certificate principal balance of the Class
                                 A-3-1FL Regular Interest.

                                 The Non-Offered Class X Certificates, which are
                                 private certificates, and the Class X-2
                                 Certificates will not have certificate
                                 balances. Each such Class of Certificates will
                                 instead represent the right to receive
                                 distributions of interest accrued as described
                                 herein on a notional amount. The notional
                                 amount of the Class X-1 Certificates will be
                                 equal to the aggregate of the certificate
                                 balances of the Classes of Certificates (other
                                 than the Class X-1, Class X-2, Class X-Y, Class
                                 EI, Class EI-L3, Class R-I, Class R-II and
                                 Class R-III Certificates) outstanding from time
                                 to time.

                                 The notional amount of the Class X-2
                                 Certificates at any time on or before the
                                 distribution date occurring in October 2013
                                 will be an amount equal to all or a portion, as
                                 applicable, of the then outstanding aggregate
                                 balances of the Class A-1, Class A-1A, Class
                                 A-2, Class A-3-1FL, Class A-3-1, Class A-3-2,
                                 Class A-AB, Class A-4A, Class A-4B, Class A-J,
                                 Class B, Class C, Class D, Class E, Class F,
                                 Class G, Class H, Class J, Class K and Class L
                                 components. After the distribution date
                                 occurring in October 2013, the notional amount
                                 of the Class X-2 Certificates will be equal to
                                 zero.

                                 The notional amount of the Class X-Y
                                 Certificates, as of any date of determination,
                                 will be equal to the then total principal
                                 balance of the residential cooperative mortgage
                                 loans.

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                                 As of any distribution date, the balances of
                                 the Class A-1, Class A-1A, Class A-2, Class
                                 A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB,
                                 Class A-4A, Class A-4B, Class A-J, Class B,
                                 Class C, Class D, Class E, Class F, Class G,
                                 Class H, Class J, Class K and Class L
                                 components used to determine the notional
                                 amount of the Class X-2 Certificates will
                                 generally be equal to the lesser of (i) the
                                 certificate balance of the corresponding Class
                                 of Certificates as of such date (taking into
                                 account any distributions of principal made on,
                                 and any realized losses allocated to, such
                                 Classes of Certificates) and (ii) the amount
                                 specified for such component and such
                                 distribution date on Schedule B to this
                                 prospectus supplement.

                                 The notional amount of the Class X-1
                                 Certificates will be reduced on each
                                 distribution date by any distributions of
                                 principal actually made on, and any losses
                                 actually allocated to any Class of Certificates
                                 (other than the Class X-1, Class X-2, Class
                                 X-Y, Class EI, Class EI-L3, Class R-I, Class
                                 R-II and Class R-III Certificates) outstanding
                                 from time to time. The notional amount of the
                                 Class X-2 Certificates will be reduced on each
                                 distribution date by any distributions of
                                 principal actually made on, and any losses
                                 actually allocated to, any component and any
                                 Class of Certificates included in the
                                 calculation of the notional amount for the
                                 Class X-2 Certificates on such distribution
                                 date, as described above, to the extent that
                                 such distribution or allocation of losses
                                 reduces the principal balance of the related
                                 Class of Certificates to a balance that is
                                 lower than the amount shown on Schedule B to
                                 this prospectus supplement. Holders of the
                                 Class X-2 Certificates will not be entitled to
                                 distributions of interest at any time following
                                 the distribution date occurring in October
                                 2013.

                                 The notional amount of the Class X-Y
                                 Certificates will be reduced on each
                                 distribution date by collections and Advances
                                 of principal on the residential cooperative
                                 mortgage loans previously distributed to the
                                 Certificateholders and losses on the
                                 residential cooperative mortgage loans
                                 previously allocated to the Certificateholders.

                                 Upon initial issuance, the aggregate notional
                                 amount of the Class X-1 Certificates will be
                                 $1,546,862,538, the aggregate notional amount
                                 of the Class X-2 Certificates will be
                                 $1,502,744,000 and the aggregate notional
                                 amount of the Class X-Y Certificates will be
                                 $139,729,337, in each case, subject to a
                                 permitted variance of plus or minus 5%. The
                                 notional amount of each Class X Certificate is
                                 used solely for the purpose of determining the
                                 amount of interest to be distributed on such
                                 certificate and does not represent the right to
                                 receive any distributions of principal.

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PASS-THROUGH RATES............   Your Certificates will accrue interest at an
                                 annual rate called a pass-through rate. The
                                 following table lists the approximate initial
                                 pass-through rates for each Class of Offered
                                 Certificates:

                                      Class A-1         4.914%
                                      Class A-1A        5.214%
                                      Class A-2         5.126%
                                    Class A-3-1FL   LIBOR + 0.240%
                                     Class A-3-1        5.251%
                                     Class A-3-2        5.253%
                                      Class A-AB        5.178%
                                      Class A-4A        5.230%
                                      Class A-4B        5.284%
                                      Class X-2         0.233%
                                      Class A-J         5.446%
                                       Class B          5.495%
                                       Class C          5.513%
                                       Class D          5.513%

                                 Interest on your Certificates (other than the
                                 Class A-3-1FL Certificates) and on the Class
                                 A-3-1FL Regular Interest will be calculated on
                                 the basis of a 360-day year consisting of
                                 twelve 30-day months, also referred to in this
                                 prospectus supplement as a 30/360 basis.
                                 Interest on the Class A-3-1FL Certificates will
                                 be computed on the basis of the actual number
                                 of days elapsed during the related interest
                                 accrual period and a 360-day year.

                                 The Class A-1 and Class A-2 Certificates will
                                 accrue interest at a per annum rate equal to
                                 the fixed rate shown above. The Class A-1A
                                 Certificates will accrue interest at a per
                                 annum rate equal to the lesser of 5.214% and
                                 the Weighted Average Net Mortgage Rate. The
                                 Class A-3-1FL Regular Interest will accrue
                                 interest at a per annum rate equal to the
                                 lesser of 5.251% and the Weighted Average Net
                                 Mortgage Rate. The Class A-3-1 Certificates
                                 will accrue interest at a per annum rate equal
                                 to the lesser of 5.251% and the Weighted
                                 Average Net Mortgage Rate. The Class A-3-2
                                 Certificates will accrue interest at a per
                                 annum rate equal to the lesser of 5.253% and
                                 the Weighted Average Net Mortgage Rate. The
                                 Class A-AB Certificates will accrue interest at
                                 a per annum rate equal to the lesser of 5.178%
                                 and the Weighted Average Net Mortgage Rate. The
                                 Class A-4A Certificates will accrue interest at
                                 a per annum rate equal to the lesser of 5.230%
                                 and the Weighted Average Net Mortgage Rate. The
                                 Class A-4B Certificates will accrue interest at
                                 a per annum rate equal to the lesser of 5.284%
                                 and the Weighted Average Net Mortgage Rate. The
                                 Class A-J and Class B Certificates will accrue
                                 interest at a per annum rate equal to the
                                 Weighted Average Net Mortgage Rate less 0.067%
                                 and 0.018%, respectively. The Class C and Class
                                 D Certificates will accrue interest at a per
                                 annum rate equal to the Weighted Average Net
                                 Mortgage Rate. The Class A-3-1FL Certificates
                                 will accrue interest at a floating rate based
                                 on one-month LIBOR + 0.240% (provided that for
                                 the initial interest accrual period LIBOR shall
                                 be an interpolated percentage) subject to the
                                 limitations described in this prospectus
                                 supplement. The initial pass-through rate for
                                 the Class X-2 Certificates is approximate. The
                                 pass-through rate for the Class X-2
                                 Certificates is variable and, subsequent to the
                                 initial distribution date, will be determined
                                 as described in this prospectus supplement.

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                                 The pass-through rate applicable to the Class
                                 X-1 Certificates for the initial distribution
                                 date will equal approximately 0.043% per annum.

                                 The pass-through rate applicable to the Class
                                 X-1 Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective Class X-1 Strip Rates at which
                                 interest accrues from time to time on the
                                 respective components of the total notional
                                 amount of the Class X-1 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of all or a designated
                                 portion of the certificate balance of one of
                                 the Classes of the Principal Balance
                                 Certificates. In general, the certificate
                                 balance of each Class of Principal Balance
                                 Certificates will constitute a separate
                                 component of the total notional amount of the
                                 Class X-1 Certificates; provided that, if a
                                 portion, but not all, of the certificate
                                 balance of any particular Class of Principal
                                 Balance Certificates is identified on Schedule
                                 B to this prospectus supplement as being part
                                 of the total notional amount of the Class X-2
                                 Certificates immediately prior to any
                                 distribution date, then that identified portion
                                 of such certificate balance will also represent
                                 one or more separate components of the total
                                 notional amount of the Class X-1 Certificates
                                 for purposes of calculating the accrual of
                                 interest for the related distribution date, and
                                 the remaining portion of such certificate
                                 balance will represent one or more other
                                 separate components of the Class X-1
                                 Certificates for purposes of calculating the
                                 accrual of interest for the related
                                 distribution date. For any distribution date
                                 occurring in or before October 2013, and any
                                 particular component of the total notional
                                 amount of the Class X-1 Certificates
                                 immediately prior to the related distribution
                                 date, the applicable "Class X-1 Strip Rate"
                                 will be calculated as follows:

                                 o    if such particular component consists of
                                      the entire certificate balance of any
                                      Class of Principal Balance Certificates,
                                      or in the case of the Class A-3-1FL
                                      Certificates, the certificate balance of
                                      the Class A-3-1FL Regular Interest, and if
                                      such certificate balance also constitutes,
                                      in its entirety, a component of the total
                                      notional amount of the Class X-2
                                      Certificates immediately prior to the
                                      related distribution date, then the
                                      applicable Class X-1 Strip Rate will equal
                                      the excess, if any, of (a) the Weighted
                                      Average Net Mortgage Rate for such
                                      distribution date, over (b) the greater of
                                      (i) the rate per annum corresponding to
                                      such distribution date as set forth on
                                      Schedule A to this prospectus supplement
                                      and (ii) the pass-through rate for such
                                      distribution date for such Class of
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the pass-through rate on the Class A-3-1FL
                                      Regular Interest;

                                 o    if such particular component consists of a
                                      designated portion (but not all) of the
                                      certificate balance of any Class of
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the certificate balance of the Class
                                      A-3-1FL Regular Interest, and if such
                                      designated portion of such certificate
                                      balance also constitutes a component of
                                      the total notional amount of the Class X-2
                                      Certificates immediately prior to the
                                      related distribution date, then the
                                      applicable Class X-1 Strip Rate will equal
                                      the excess, if any, of (a) the Weighted
                                      Average Net Mortgage Rate for such
                                      distribution

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                                      S-18

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                                      date, over (b) the greater of (i) the rate
                                      per annum corresponding to such
                                      distribution date as set forth on Schedule
                                      A to this prospectus supplement and (ii)
                                      the pass-through rate for such
                                      distribution date for such Class of
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the pass-through rate on the Class A-3-1FL
                                      Regular Interest;

                                 o    if such particular component consists of
                                      the entire certificate balance of any
                                      Class of Principal Balance Certificates,
                                      or in the case of the Class A-3-1FL
                                      Certificates, the certificate balance of
                                      the Class A-3-1FL Regular Interest, and if
                                      such certificate balance does not, in
                                      whole or in part, also constitute a
                                      component of the total notional amount of
                                      the Class X-2 Certificates immediately
                                      prior to the related distribution date,
                                      then the applicable Class X-1 Strip Rate
                                      will equal the excess, if any, of (a) the
                                      Weighted Average Net Mortgage Rate for
                                      such distribution date, over (b) the
                                      pass-through rate for such distribution
                                      date for such Class of Principal Balance
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the pass-through
                                      rate on the Class A-3-1FL Regular
                                      Interest; and

                                 o    if such particular component consists of a
                                      designated portion (but not all) of the
                                      certificate balance of any Class of
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the certificate balance of the Class
                                      A-3-1FL Regular Interest, and if such
                                      designated portion of such certificate
                                      balance does not also constitute a
                                      component of the total notional amount of
                                      the Class X-2 Certificates immediately
                                      prior to the related distribution date,
                                      then the applicable Class X-1 Strip Rate
                                      will equal the excess, if any, of (a) the
                                      Weighted Average Net Mortgage Rate for
                                      such distribution date, over (b) the
                                      pass-through rate for such distribution
                                      date for such Class of Principal Balance
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the pass-through
                                      rate on the Class A-3-1FL Regular
                                      Interest.

                                 For any distribution date occurring after
                                 October 2013, the certificate balance of each
                                 Class of Principal Balance Certificates, or in
                                 the case of the Class A-3-1FL Certificates, the
                                 certificate balance of the Class A-3-1FL
                                 Regular Interest, will constitute a separate
                                 component of the total notional amount of the
                                 Class X-1 Certificates, and the applicable
                                 Class X-1 Strip Rate with respect to each such
                                 component for each such distribution date will
                                 equal the excess, if any, of (a) the Weighted
                                 Average Net Mortgage Rate for such distribution
                                 date, over (b) the pass-through rate for such
                                 distribution date for such Class of Principal
                                 Balance Certificates, or in the case of the
                                 Class A-3-1FL Certificates, the pass-through
                                 rate on the Class A-3-1FL Regular Interest.
                                 Under no circumstances will the Class X-1 Strip
                                 Rate be less than zero.

                                 The pass-through rate applicable to the Class
                                 X-2 Certificates for the initial distribution
                                 date will equal approximately 0.233% per annum.
                                 The pass-through rate applicable to the Class
                                 X-2 Certificates for each distribution date
                                 subsequent to the initial distribution date and
                                 on or before the distribution date in October
                                 2013 will equal the weighted average of the
                                 respective Class X-2 Strip Rates at which
                                 interest accrues from time to time on the
                                 respective components of the total notional
                                 amount of the Class X-2 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the

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                                      S-19

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                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of all or a designated
                                 portion of the certificate balance of a
                                 specified Class of Principal Balance
                                 Certificates, or in the case of the Class
                                 A-3-1FL Certificates, the certificate balance
                                 of the Class A-3-1FL Regular Interest. If all
                                 or a designated portion of the certificate
                                 balance of any Class of Principal Balance
                                 Certificates, or in the case of the Class
                                 A-3-1FL Certificates, the certificate balance
                                 of the Class A-3-1FL Regular Interest, is
                                 identified on Schedule B to this prospectus
                                 supplement as being part of the total notional
                                 amount of the Class X-2 Certificates
                                 immediately prior to any distribution date,
                                 then that certificate balance (or designated
                                 portion thereof) will represent one or more
                                 separate components of the total notional
                                 amount of the Class X-2 Certificates for
                                 purposes of calculating the accrual of interest
                                 for the related distribution date. For any
                                 distribution date occurring in or before
                                 October 2013, and any particular component of
                                 the total notional amount of the Class X-2
                                 Certificates immediately prior to the related
                                 distribution date, the applicable "Class X-2
                                 Strip Rate" will equal the excess, if any, of:

                                 o    the lesser of (a) the rate per annum
                                      corresponding to such distribution date as
                                      set forth on Schedule A to this prospectus
                                      supplement and (b) the Weighted Average
                                      Net Mortgage Rate for such distribution
                                      date, over

                                 o    the pass-through rate for such
                                      distribution date for the Class of
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the pass-through rate on the Class A-3-1FL
                                      Regular Interest, whose certificate
                                      balance, or a designated portion thereof,
                                      comprises such component.

                                 Under no circumstances will the Class X-2 Strip
                                 Rate be less than zero.

                                 The pass-through rate for the Class X-Y
                                 Certificates for each distribution date will be
                                 a variable rate equal to the weighted average
                                 from time to time of various Class X-Y Strip
                                 Rates attributable to each of the residential
                                 cooperative mortgage loans. The "Class X-Y
                                 Strip Rate" for each residential cooperative
                                 mortgage loan will equal 0.10% per annum;
                                 provided that, if the subject residential
                                 cooperative mortgage loan accrues interest on
                                 the basis of the actual number of days elapsed
                                 during each 1-month interest accrual period in
                                 a year assumed to consist of 360 days, then the
                                 foregoing 0.10% will be multiplied by a
                                 fraction, expressed as a percentage, the
                                 numerator of which is the number of days in the
                                 subject interest accrual period, and the
                                 denominator of which is 30.

                                 The Class E, Class F, Class G and Class H
                                 Certificates will, at all times, accrue
                                 interest at a per annum rate equal to the
                                 Weighted Average Net Mortgage Rate. The Class
                                 J, Class K, Class L, Class M, Class N, Class O
                                 and Class P Certificates will, at all times,
                                 accrue interest at a per annum rate equal to
                                 the lesser of 4.944% and the Weighted Average
                                 Net Mortgage Rate.

                                 The "Weighted Average Net Mortgage Rate" for a
                                 particular distribution date is a weighted
                                 average of the interest rates on the mortgage
                                 loans (which interest rates, with respect to
                                 the residential cooperative mortgage loans, are
                                 reduced by the Class X-Y Strip Rate) minus a
                                 weighted average annual administrative cost
                                 rate, which

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                                      S-20

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                                 includes the master servicing fee rate, any
                                 excess servicing fee rate, the primary
                                 servicing fee rate and the trustee fee rate
                                 related to such mortgage loans. The relevant
                                 weighting is based upon the respective
                                 scheduled principal balances of the mortgage
                                 loans as in effect immediately prior to the
                                 relevant distribution date. For purposes of
                                 calculating the Weighted Average Net Mortgage
                                 Rate, the mortgage loan interest rates of such
                                 mortgage loans will not reflect any default
                                 interest rate or, with respect to Mortgage Loan
                                 No. 3, the Additional L-3 Interest. The
                                 mortgage loan interest rates of such mortgage
                                 loans will also be determined without regard to
                                 any loan term modifications agreed to by the
                                 applicable special servicer or resulting from
                                 any borrower's bankruptcy or insolvency. In
                                 addition, for purposes of calculating the
                                 Weighted Average Net Mortgage Rate, if a
                                 mortgage loan does not accrue interest on a
                                 30/360 basis, its interest rate for any month
                                 will, in general, be deemed to be the rate per
                                 annum that, when calculated on a 30/360 basis,
                                 will produce the amount of interest that
                                 actually accrues on that mortgage loan in that
                                 month and as further adjusted as described in
                                 this prospectus supplement.

                                 With respect to the Class A-3-1FL Certificates,
                                 in the case of a default under the swap
                                 contract, and until such default is cured or
                                 the swap contract is replaced, the Class
                                 A-3-1FL Certificates will accrue interest at
                                 the pass-through rate of the Class A-3-1FL
                                 Regular Interest, which will be equal to the
                                 lesser of 5.251% per annum and the Weighted
                                 Average Net Mortgage Rate. The Class A-3-1FL
                                 Regular Interest does not receive interest at a
                                 LIBOR-based rate. In the event that after
                                 payment of the net swap payment due from or to
                                 the swap counterparty, as the case may be,
                                 there are insufficient funds in the Floating
                                 Rate Account to make the full distribution of
                                 the Class A-3-1FL Interest Distribution Amount
                                 to the holders of the Class A-3-1FL
                                 Certificates, the resulting interest shortfall
                                 will be borne by the holders of the Class
                                 A-3-1FL Certificates.

                                 Any Net Aggregate Prepayment Interest Shortfall
                                 allocated to the Class A-3-1FL Regular
                                 Interest, reduction in the interest available
                                 to be distributed to the Class A-3-1FL Regular
                                 Interest for any other reason or the reduction
                                 of the Weighted Average Net Mortgage Rate below
                                 5.251% will result in a corresponding
                                 dollar-for-dollar reduction in the interest
                                 payment made by the Swap Counterparty to the
                                 related grantor trust and, therefore, a
                                 corresponding decrease in the amount of
                                 interest distributed on the Class A-3-1FL
                                 Certificates.

(1)  DISTRIBUTIONS

A.   AMOUNT AND ORDER OF
     DISTRIBUTIONS............   On each distribution date, funds available for
                                 distribution from the mortgage loans, net of
                                 specified trust expenses, including all
                                 servicing fees, trustee fees and related
                                 compensation, will be distributed in the
                                 following amounts and priority:

                                 Step 1/Class A Senior and Class X: To interest,
                                 concurrently,

                                 o    on Classes A-1, A-2, A-3-1, A-3-2, A-AB,
                                      A-4A, A-4B and the Class A-3-1FL Regular
                                      Interest from the portion of the available
                                      distribution amount for such distribution
                                      date that is attributable to the mortgage
                                      loans in loan group 1, pro rata, in
                                      accordance with their interest
                                      entitlements,

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                                      S-21

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                                 o    on Class A-1A, from the portion of the
                                      available distribution amount for such
                                      distribution date that is attributable to
                                      the mortgage loans in loan group 2, and

                                 o    on Class X-1, Class X-2 and Class X-Y, pro
                                      rata, from the available distribution
                                      amount, in each case in accordance with
                                      their interest entitlements.

                                 However, if on any distribution date, the
                                 available distribution amount (or applicable
                                 portion thereof) is insufficient to pay in full
                                 the total amount of interest to be paid to any
                                 of the Class A Senior or Class X Certificates
                                 on such distribution date as described above,
                                 the available distribution amount will be
                                 allocated among all these Classes pro rata in
                                 accordance with their interest entitlements for
                                 such distribution date, without regard to loan
                                 group, provided that interest distributed to
                                 the Class A-4 Certificates will be applied
                                 first to Class A-4A up to its interest
                                 entitlements and then to Class A-4B up to its
                                 interest entitlements.

                                 Step 2/Class A Senior: To the extent of amounts
                                 then required to be distributed as principal,
                                 concurrently,

                                 (a) to the Class A-AB, Class A-1, Class A-2,
                                 Class A-3-1, Class A-3-2 and Class A-4
                                 Certificates and the Class A-3-1FL Regular
                                 Interest,

                                 o    first, to the Class A-AB Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A Certificates have been made
                                      on such distribution date, until such
                                      Certificates are reduced to their Planned
                                      Principal Balance,

                                 o    second, to the Class A-1 Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A and Class A-AB (in respect
                                      of its Planned Principal Balance)
                                      Certificates have been made on such
                                      distribution date, until the Class A-1
                                      Certificates are reduced to zero,

                                 o    third, to the Class A-2 Certificates, from
                                      the portion of such amounts attributable
                                      to loan group 1 and, after the principal
                                      balance of the Class A-1A Certificates has
                                      been reduced to zero, the portion of such
                                      amounts attributable to loan group 2
                                      remaining after payments to the Class
                                      A-1A, Class A-AB (in respect of its
                                      Planned Principal Balance) and Class A-1
                                      Certificates have been made on such
                                      distribution date, until the Class A-2
                                      Certificates are reduced to zero,

                                 o    fourth, to the Class A-3-1 Certificates
                                      and Class A-3-1FL Regular Interest, pro
                                      rata, from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance), Class A-1
                                      and Class A-2 Certificates have been made
                                      on such

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                                      S-22

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                                      distribution date, until the Class A-3-1
                                      Certificates and the Class A-3-1FL Regular
                                      Interest are reduced to zero,

                                 o    fifth, to the Class A-3-2 Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance), Class A-1,
                                      Class A-2 and Class A-3-1 Certificates and
                                      the Class A-3-1FL Regular Interest have
                                      been made on such distribution date, until
                                      the Class A-3-2 Certificates are reduced
                                      to zero,

                                 o    sixth, to the Class A-AB Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB (in respect of
                                      its Planned Principal Balance), Class A-1,
                                      Class A-2, Class A-3-1 and Class A-3-2
                                      Certificates and the Class A-3-1FL Regular
                                      Interest have been made on such
                                      distribution date, until the Class A-AB
                                      Certificates are reduced to zero,

                                 o    seventh, to the Class A-4A Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB, Class A-1,
                                      Class A-2, Class A-3-1 and Class A-3-2
                                      Certificates and the Class A-3-1FL Regular
                                      Interest have been made on such
                                      distribution date, until the Class A-4A
                                      Certificates are reduced to zero, and

                                 o    eighth, to the Class A-4B Certificates,
                                      from the portion of such amounts
                                      attributable to loan group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      loan group 2 remaining after payments to
                                      the Class A-1A, Class A-AB, Class A-1,
                                      Class A-2, Class A-3-1, Class A-3-2 and
                                      Class A-4A Certificates and the Class
                                      A-3-1FL Regular Interest have been made on
                                      such distribution date, until the Class
                                      A-4B Certificates are reduced to zero.

                                 (b) to Class A-1A, from the portion of such
                                 amounts attributable to loan group 2 and, after
                                 the principal balance of the Class A-4
                                 Certificates has been reduced to zero, the
                                 portion of such amounts attributable to loan
                                 group 1 remaining after payments to the Class
                                 A-AB, Class A-1, Class A-2, Class A-3-1, Class
                                 A-3-2 and Class A-4 Certificates and the Class
                                 A-3-1FL Regular Interest have been made on such
                                 distribution date, until its principal balance
                                 is reduced to zero.

                                 If the principal amount of each Class of
                                 principal balance certificates other than
                                 Classes A-1, A-1A, A-2, A-3-1, A-3-2, A-AB, A-4
                                 and the Class A-3-1FL Regular Interest has been
                                 reduced to zero as a result of losses on the
                                 mortgage loans or an appraisal reduction,
                                 principal will be distributed to Classes A-1,
                                 A-1A, A-2, A-3-1, A-3-2, A-AB, A-4 and the
                                 Class A-3-1FL Regular Interest, pro rata, in
                                 accordance with their principal balances,
                                 provided that principal distributed to Class
                                 A-4 will

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                                      S-23

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                                 be applied first to Class A-4A until its
                                 principal balance is reduced to zero and then
                                 to the Class A-4B until its principal balance
                                 is reduced to zero.

                                 Step 3/Class A Senior and Class X: To reimburse
                                 Classes A-1, A-1A, A-2, A-3-1, A-3-2, A-AB, A-4
                                 and the Class A-3-1FL Regular Interest, with
                                 respect to interest only, Class X-1, Class X-2
                                 and Class X-Y, pro rata, for any previously
                                 unreimbursed losses on the mortgage loans that
                                 were previously borne by those Classes,
                                 together with interest at the applicable
                                 pass-through rate, provided that all
                                 reimbursements with respect to the Class A-4
                                 Certificates will be allocated first to the
                                 Class A-4A Certificates until all unreimbursed
                                 losses are reimbursed and then to the Class
                                 A-4B Certificates until all unreimbursed losses
                                 are reimbursed.

                                 Step 4/Class A-J: To Class A-J as follows: (a)
                                 to interest on Class A-J in the amount of its
                                 interest entitlement; (b) to the extent of
                                 amounts required to be distributed as
                                 principal, to principal on Class A-J in the
                                 amount of its principal entitlement until its
                                 principal balance is reduced to zero; and (c)
                                 to reimburse Class A-J for any previously
                                 unreimbursed losses on the mortgage loans that
                                 were previously borne by that Class, together
                                 with interest at the applicable pass-through
                                 rate.

                                 Step 5/Class B: To Class B in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                 Step 6/Class C: To Class C in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                 Step 7/Class D: To Class D in a manner
                                 analogous to the Class A-J allocations of Step
                                 4.

                                 Step 8/Subordinate Private Certificates: In the
                                 amounts and order of priority described in the
                                 pooling and servicing agreement.

                                 Each Certificateholder will receive its share
                                 of distributions on its Class of Certificates
                                 on a pro rata basis with all other holders of
                                 Certificates of the same Class. See
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement.

                                 On each distribution date, the Class A-3-1FL
                                 Available Funds will be applied to make
                                 distributions to holders of the Class A-3-1FL
                                 Certificates in the manner described under
                                 "Description of the Swap Contract" in this
                                 prospectus supplement.

B.   INTEREST AND PRINCIPAL
     ENTITLEMENTS.............   A description of the interest entitlement
                                 payable to each Class can be found in
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement. As described in that section, there
                                 are circumstances relating to the timing of
                                 prepayments in which your interest entitlement
                                 for a distribution date could be less than 1
                                 full month's interest at the pass-through rate
                                 on your certificate's principal balance. In
                                 addition, the right of each master servicer,
                                 each special servicer and the trustee to
                                 reimbursement for payment of non-recoverable
                                 Advances, payment of compensation and
                                 reimbursement of certain costs and expenses
                                 will be prior to your right to receive
                                 distributions of principal or interest.

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                                      S-24

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                                 The Class X Certificates will not be entitled
                                 to principal distributions. The amount of
                                 principal required to be distributed on the
                                 Classes entitled to principal on a particular
                                 distribution date will, in general, be equal to
                                 the sum of:

                                 o    the principal portion of all scheduled
                                      payments, other than balloon payments, to
                                      the extent received or advanced by the
                                      master servicer or other party (in
                                      accordance with the Pooling and Servicing
                                      Agreement) during the related collection
                                      period;

                                 o    all principal prepayments and the
                                      principal portion of balloon payments
                                      received during the related collection
                                      period;

                                 o    the principal portion of other collections
                                      on the mortgage loans received during the
                                      related collection period, such as
                                      liquidation proceeds, condemnation
                                      proceeds, insurance proceeds and income on
                                      "real estate owned"; and

                                 o    the principal portion of proceeds of
                                      mortgage loan repurchases received during
                                      the related collection period;

                                 subject, however, to the adjustments described
                                 in this prospectus supplement. See the
                                 definition of "Principal Distribution Amount"
                                 in the "Glossary of Terms."

C.   PREPAYMENT PREMIUMS/YIELD
     MAINTENANCE CHARGES......   The manner in which any prepayment premiums and
                                 yield maintenance charges received during a
                                 particular collection period will be allocated
                                 to the Class X-1, Class X-2 and Class X-Y
                                 Certificates, on the one hand, and the Classes
                                 of Principal Balance Certificates (other than
                                 the Class A-3-1FL Certificates) and the Class
                                 A-3-1FL Regular Interest, on the other hand, is
                                 described in "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement. The Class A-3-1FL Certificates will
                                 not be entitled to receive any prepayment
                                 premiums or yield maintenance charges for so
                                 long as the swap contract remains in place. See
                                 "Description of the
                                 Certificates--Distributions--The Class A-3-1FL
                                 Certificates" herein.

(2)  SUBORDINATION

A.   GENERAL..................   The chart below describes the manner in which
                                 the rights of various Classes will be senior to
                                 the rights of other Classes. Entitlement to
                                 receive principal and interest (other than
                                 certain excess interest in connection with
                                 hyperamortizing loans and Additional L-3
                                 Interest) on any distribution date is depicted
                                 in descending order. The manner in which
                                 mortgage loan losses (including interest other
                                 than certain excess interest (over the amount
                                 of interest that would have accrued if the
                                 interest rate did not increase) in connection
                                 with hyperamortizing loans and Additional L-3
                                 Interest) are allocated is depicted in
                                 ascending order.

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                                      S-25

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                                    ----------------------------------------
                                       Class A-1, Class A-1A*, Class A-2,
                                        Class A-3-1FL, Class A-3-1, Class
                                          A-3-2, Class A-AB, Class A-4,
                                    Class X-1**, Class X-2** and Class X-Y**
                                    ----------------------------------------
                                                         |
                                    ----------------------------------------
                                                    Class A-J
                                    ----------------------------------------
                                                         |
                                    ----------------------------------------
                                                     Class B
                                    ----------------------------------------
                                                         |
                                    ----------------------------------------
                                                     Class C
                                    ----------------------------------------
                                                         |
                                    ----------------------------------------
                                                     Class D
                                    ----------------------------------------
                                                         |
                                    ----------------------------------------
                                                   Classes E-P
                                    ----------------------------------------

                                 NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE
                                 AVAILABLE TO YOU AS A HOLDER OF OFFERED
                                 CERTIFICATES. LOSSES ALLOCATED TO THE CLASS A-4
                                 CERTIFICATES WILL BE APPLIED FIRST TO THE CLASS
                                 A-4B CERTIFICATES UNTIL REDUCED TO ZERO AND
                                 THEN TO THE CLASS A-4A CERTIFICATES UNTIL
                                 REDUCED TO ZERO.

                                 * The Class A-1A Certificates have a priority
                                 entitlement to principal payments received in
                                 respect of mortgage loans included in loan
                                 group 2. The Class A-1, Class A-2, Class A-3-1,
                                 Class A-3-2, Class A-AB and Class A-4
                                 Certificates and the Class A-3-1FL Regular
                                 Interest have a priority entitlement to
                                 principal payments received in respect of
                                 mortgage loans included in loan group 1,
                                 provided that amounts distributed as principal
                                 to the Class A-4 Certificates will first be
                                 applied to the Class A-4A Certificates until
                                 reduced to zero and then to the Class A-4B
                                 Certificates until reduced to zero. See
                                 "Description of the Offered
                                 Certificates--Distributions" in this prospectus
                                 supplement

                                 ** Interest only certificates. No principal
                                 payments or realized loan losses of principal
                                 will be allocated to the Class X-1, Class X-2
                                 or Class X-Y Certificates. However, any
                                 mortgage loan losses allocated to any Class of
                                 principal balance certificates will reduce the
                                 notional amount of the Class X-1 Certificates,
                                 any mortgage loan losses allocated to any
                                 component included in the calculation of the
                                 notional amount of the Class X-2 Certificates
                                 in that period will reduce the notional amount
                                 of the Class X-2 Certificates and any realized
                                 loan losses of principal with respect to the
                                 residential cooperative mortgage loans in that
                                 period will reduce the notional amount of the
                                 Class X-Y Certificates.

                                 The Class A-AB Certificates have priority with
                                 respect to receiving distributions of principal
                                 in respect of reducing such Certificates to
                                 their Planned Principal Balance, as described
                                 in the prospectus supplement.

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                                      S-26

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                                 In addition, while mortgage loan losses and
                                 available funds shortfalls will not be directly
                                 allocated to the Class A-3-1FL Certificates,
                                 mortgage loan losses and available funds
                                 shortfalls may be allocated to the Class
                                 A-3-1FL Regular Interest in reduction of the
                                 certificate balance of the Class A-3-1FL
                                 Regular Interest and the amount of its interest
                                 entitlement, respectively. Any decrease in the
                                 certificate balance of the Class A-3-1FL
                                 Regular Interest will result in a corresponding
                                 decrease in the certificate balance of the
                                 Class A-3-1FL Certificates, and any interest
                                 shortfalls suffered by the Class A-3-1FL
                                 Regular Interest will reduce the amount of
                                 interest distributed on the Class A-3-1FL
                                 Certificates to the extent described in this
                                 prospectus supplement.

B.   SHORTFALLS IN AVAILABLE
     FUNDS....................   The following types of shortfalls in available
                                 funds will reduce amounts available for
                                 distribution and will be allocated in the same
                                 manner as mortgage loan losses:

                                 o    shortfalls resulting from compensation
                                      which each special servicer is entitled to
                                      receive;

                                 o    shortfalls resulting from interest on
                                      advances made by each master servicer,
                                      each special servicer or the trustee, to
                                      the extent not covered by default interest
                                      and late payment charges paid by the
                                      borrower; and

                                 o    shortfalls resulting from a reduction of a
                                      mortgage loan's interest rate by a
                                      bankruptcy court or other modification or
                                      from other unanticipated, extraordinary or
                                      default-related expenses of the trust.

                                 Reductions in distributions to the Class
                                 A-3-1FL Regular Interest will cause a
                                 corresponding reduction in distributions to the
                                 Class A-3-1FL Certificates to the extent
                                 described in this prospectus supplement.

                                 Shortfalls in mortgage loan interest as a
                                 result of the timing of voluntary and
                                 involuntary prepayments (net of certain amounts
                                 required to be used by each master servicer to
                                 offset such shortfalls) will be allocated to
                                 each Class of Certificates (and the Class
                                 A-3-1FL Regular Interest), pro rata, in
                                 accordance with their respective interest
                                 entitlements.

                       INFORMATION ABOUT THE MORTGAGE POOL

(3)  CHARACTERISTICS OF THE MORTGAGE POOL

A.   GENERAL..................   All numerical information in this prospectus
                                 supplement concerning the mortgage loans is
                                 approximate. All weighted average information
                                 regarding the mortgage loans reflects the
                                 weighting of the mortgage loans based upon
                                 their outstanding principal balances as of the
                                 cut-off date. With respect to mortgage loans
                                 not having due dates on the first day of each
                                 month, scheduled payments due in October 2005
                                 have been deemed received on October 1, 2005.

B.   PRINCIPAL BALANCES.......   The trust's primary assets will be 210 mortgage
                                 loans (which include 161 mortgage loans in loan
                                 group 1 and 49 mortgage loans in loan group 2)
                                 with an aggregate principal balance as of
                                 October 1, 2005 of approximately $1,546,862,539
                                 (which includes $1,315,093,847 in loan group 1
                                 and $231,768,691 in loan group 2). It is
                                 possible that the

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                                      S-27

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                                 aggregate mortgage loan balance, the initial
                                 outstanding loan group 1 balance and the
                                 initial outstanding loan group 2 balance will
                                 vary by up to 5%. As of October 1, 2005, the
                                 principal balance of the mortgage loans in the
                                 mortgage pool ranged from approximately
                                 $117,108 to approximately $196,000,000 (and the
                                 balances of the mortgage loans ranged from
                                 approximately $117,108 to approximately
                                 $196,000,000 and from approximately $156,220 to
                                 approximately $27,500,000 in loan group 1 and
                                 loan group 2, respectively) and the mortgage
                                 loans had an approximate average balance of
                                 $7,366,012 (and an approximate average balance
                                 of $8,168,285 in loan group 1 and $4,729,973 in
                                 loan group 2, respectively).

C.   FEE SIMPLE/LEASEHOLD.....   215 mortgaged properties, securing mortgage
                                 loans representing 96.3% of the initial
                                 outstanding pool balance (which include 167
                                 mortgaged properties in loan group 1,
                                 representing 95.8% of the initial outstanding
                                 loan group 1 balance, and 48 mortgaged
                                 properties in loan group 2, representing 99.2%
                                 of the initial outstanding loan group 2
                                 balance), are subject to a mortgage, deed of
                                 trust or similar security instrument that
                                 creates a first mortgage lien on a fee simple
                                 estate in such mortgaged properties. 3
                                 mortgaged properties, securing mortgage loans
                                 representing 1.1% of the initial outstanding
                                 pool balance (which include 2 mortgaged
                                 properties in loan group 1, representing 1.2%
                                 of the initial outstanding loan group 1
                                 balance, and 1 mortgaged property in loan group
                                 2, representing 0.8% of the initial outstanding
                                 loan group 2 balance), are subject to a
                                 mortgage, deed of trust or similar security
                                 instrument that creates a first mortgage lien
                                 on a leasehold interest in such mortgaged
                                 properties. In addition, 1 mortgaged property,
                                 securing a mortgage loan representing 2.6% of
                                 the initial outstanding pool balance (which
                                 mortgage loan is in loan group 1, representing
                                 3.0% of the initial outstanding loan group 1
                                 balance), is subject to a mortgage, deed of
                                 trust or similar security instrument that
                                 creates a first mortgage lien on a fee interest
                                 in a portion of the mortgaged property and a
                                 leasehold interest in the remainder of the
                                 mortgaged property. In circumstances where both
                                 the fee and leasehold interest in the entire
                                 mortgaged property are encumbered, we have
                                 treated that as simply an encumbered fee
                                 interest.

D.   PROPERTY TYPES...........   The following table shows how the mortgage
                                 loans are secured by collateral which is
                                 distributed among different types of
                                 properties.

                                                        PERCENTAGE OF INITIAL   NUMBER OF MORTGAGED
                                                           OUTSTANDING POOL      PROPERTIES IN THE
                                 PROPERTY TYPE                  BALANCE            MORTGAGE POOL
                                 --------------------   ---------------------   -------------------

                                 Office..............           34.5%                    23
                                 Retail..............           23.1%                    49
                                 Multifamily(1)......           21.8%                   105
                                 Mixed Use...........            7.6%                     8
                                 Hospitality.........            6.8%                     7
                                 Industrial..........            2.1%                    15
                                 Manufactured Housing
                                    Communities......            2.0%                     3
                                 Other...............            1.4%                     5
                                 Self Storage........            0.7%                     4

                                 ----------
                                 (1) Includes 74 residential cooperative
                                     properties, representing 9.0% of the
                                     initial outstanding pool balance.

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                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

E.   PROPERTY LOCATION........   The number of mortgaged properties, and the
                                 approximate percentage of the aggregate
                                 principal balance of the mortgage loans secured
                                 by mortgaged properties located in the 5 states
                                 and Washington, DC with the highest
                                 concentrations of mortgaged properties, are as
                                 described in the table below:

                                                 PROPERTY LOCATION

                                                          PERCENTAGE OF INITIAL   NUMBER OF MORTGAGED
                                                             OUTSTANDING POOL      PROPERTIES IN THE
                                 STATE                           BALANCE             MORTGAGE POOL
                                 ----------------------   ---------------------   -------------------

                                 New York..............           24.0%                    78
                                 California-Southern...           11.1%                    20
                                 California-Northern...            4.4%                     9
                                 Florida...............            8.3%                    13
                                 Pennsylvania..........            7.4%                     8
                                 Utah..................            5.7%                     4
                                 Washington, DC........            5.5%                     1

                                 The remaining mortgaged properties are located
                                 throughout 31 states. None of these states has
                                 a concentration of mortgaged properties that
                                 represents security for more than 3.8% of the
                                 initial outstanding pool balance.

                                 For information regarding the location of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

F.   OTHER MORTGAGE LOAN
     FEATURES.................   As of October 1, 2005, the mortgage loans had
                                 the following characteristics:

                                 o    The most recent scheduled payment of
                                      principal and interest on any mortgage
                                      loan was not 30 days or more past due, and
                                      no mortgage loan has been 30 days or more
                                      past due in the past year.

                                 o    14 groups of mortgage loans are made to
                                      the same borrower or borrowers related
                                      through common ownership and where, in
                                      general, the related mortgaged properties
                                      are commonly managed (which include 10
                                      groups of mortgage loans in loan group 1
                                      and 4 groups of mortgage loans in loan
                                      group 2). The 3 largest groups represent
                                      3.9%, 1.4% and 1.3%, respectively, of the
                                      initial outstanding pool balance (or 4.6%,
                                      1.7% and 1.5% of the initial outstanding
                                      loan group 1 balance or 9.0%, 6.3% and
                                      5.9% of the initial outstanding loan group
                                      2 balance). See Appendix II attached
                                      hereto.

                                 o    22 of the mortgaged properties securing
                                      mortgage loans, representing 4.9% of the
                                      initial outstanding pool balance (and
                                      representing 5.8% of the initial
                                      outstanding loan group 1 balance), are
                                      each leased to a single tenant.

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                                 o    All of the mortgage loans bear interest at
                                      fixed rates.

                                 o    No mortgage loan permits negative
                                      amortization or the deferral of accrued
                                      interest (except excess interest that
                                      would accrue in the case of
                                      hyperamortizing loans after the applicable
                                      anticipated repayment date for such
                                      loans).

G.   BALLOON LOANS/ARD LOANS..   As of October 1, 2005, the mortgage loans had
                                 the following additional characteristics:

                                 o    173 of the mortgage loans, representing
                                      95.6% of the initial outstanding pool
                                      balance (which include 127 mortgage loans
                                      in loan group 1, representing 95.3% of the
                                      initial outstanding loan group 1 balance,
                                      and 46 mortgage loans in loan group 2,
                                      representing 97.4% of the initial
                                      outstanding loan group 2 balance), are
                                      "balloon loans" (including the
                                      hyperamortizing loans). For purposes of
                                      this prospectus supplement, we consider a
                                      mortgage loan to be a "balloon loan" if
                                      its principal balance is not scheduled to
                                      be fully or substantially amortized by the
                                      loan's maturity date or anticipated
                                      repayment date, as applicable. Of these
                                      173 mortgage loans, 2 of the mortgage
                                      loans, representing 1.7% of the initial
                                      outstanding pool balance (and representing
                                      2.0% of the initial outstanding loan group
                                      1 balance), are hyperamortizing loans that
                                      provide for an increase in the mortgage
                                      rate and/or principal amortization at a
                                      specified date prior to stated maturity.
                                      These loans are structured to encourage
                                      the borrower to repay the loan in full by
                                      the specified date (which is prior to the
                                      loan's stated maturity date) upon which
                                      these increases occur.

                                 The remaining 37 mortgage loans, representing
                                 4.4% of the initial outstanding pool balance
                                 (which include 34 mortgage loans in loan group
                                 1, representing 4.7% of the initial outstanding
                                 loan group 1 balance, and 3 mortgage loans in
                                 loan group 2, representing 2.6% of the initial
                                 outstanding loan group 2 balance), are fully
                                 amortizing and are expected to have less than
                                 5% of the original principal balance
                                 outstanding as of their related stated maturity
                                 dates.

H.   INTEREST ONLY LOANS......   As of October 1, 2005, the mortgage loans had
                                 the following additional characteristics:

                                 o    22 mortgage loans, representing 32.5% of
                                      the initial outstanding pool balance (and
                                      representing 32.8% of the initial
                                      outstanding loan group 1 balance and
                                      representing 30.5% of the initial
                                      outstanding loan group 2 balance),
                                      currently provide for monthly payments of
                                      interest only for a portion of its term
                                      and then provides for the monthly payment
                                      of principal and interest over its
                                      remaining term.

                                 o    23 mortgage loans, representing 23.6% of
                                      the initial outstanding pool balance
                                      (which include 21 mortgage loans in loan
                                      group 1, representing 27.7% of the initial
                                      outstanding loan group 1 balance, and 2
                                      mortgage loans in loan group 2,
                                      representing 0.4% of the initial
                                      outstanding loan group 2 balance), provide
                                      for monthly payments of interest only for
                                      their entire term.

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I.   PREPAYMENT/DEFEASANCE
     PROVISIONS...............   As of October 1, 2005, each of the mortgage
                                 loans restricted voluntary principal
                                 prepayments in one of the following ways:

                                 o    80 mortgage loans, representing 76.8% of
                                      the initial outstanding pool balance
                                      (which include 73 mortgage loans in loan
                                      group 1, representing 83.6% of the initial
                                      outstanding loan group 1 balance, and 7
                                      mortgage loans in loan group 2,
                                      representing 38.4% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lockout period, but permit the
                                      related borrower, after an initial period
                                      of at least 2 years following the date of
                                      issuance of the Certificates, to defease
                                      the mortgage loan by pledging to the trust
                                      "government securities" as defined in the
                                      Investment Company Act of 1940, subject to
                                      rating agency approval, and obtaining the
                                      release of the mortgaged property from the
                                      lien of the mortgage.

                                 o    29 mortgage loans, representing 7.1% of
                                      the initial outstanding pool balance
                                      (which include 10 mortgage loans in loan
                                      group 1, representing 1.5% of the initial
                                      outstanding loan group 1 balance, and 19
                                      mortgage loans in loan group 2,
                                      representing 38.8% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lockout period, and following the
                                      lockout period permit principal prepayment
                                      if accompanied by a prepayment premium
                                      calculated as the greater of a yield
                                      maintenance formula and 1.0% of the amount
                                      prepaid.

                                 o    24 mortgage loans, representing 6.9% of
                                      the initial outstanding pool balance
                                      (which include 17 mortgage loans in loan
                                      group 1, representing 6.8% of the initial
                                      outstanding loan group 1 balance, and 7
                                      mortgage loans in loan group 2,
                                      representing 7.4% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lockout period, and following the
                                      lockout period permits principal
                                      prepayment if accompanied by a prepayment
                                      premium calculated in accordance with a
                                      yield maintenance formula.

                                 o    36 mortgage loans, representing 4.0% of
                                      the initial outstanding pool balance (all
                                      of which are in loan group 1, representing
                                      4.7% of the initial outstanding loan group
                                      1 balance), have no lockout period and the
                                      mortgage loans permit voluntary principal
                                      prepayments at any time if, for a certain
                                      period of time, accompanied by a
                                      prepayment premium calculated as the
                                      greater of a yield maintenance formula and
                                      1.0% of the amount prepaid, of these
                                      loans.

                                 o    28 mortgage loans, representing 2.5% of
                                      the initial outstanding pool balance
                                      (which include 20 mortgage loans in loan
                                      group 1, representing 2.0% of the initial
                                      outstanding loan group 1 balance, and 8
                                      mortgage loans in loan group 2,
                                      representing 5.1% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lockout period, and following the
                                      lockout period permit principal prepayment
                                      if accompanied by a prepayment premium
                                      equal to a certain specified percentage
                                      set forth on Appendix II to this
                                      prospectus supplement.

                                 o    4 mortgage loans, representing 0.9% of the
                                      initial outstanding pool balance (all of
                                      which mortgage loans are in loan group 2,

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                                      representing 6.1% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lockout period.

                                 o    2 mortgage loans, representing 0.7% of the
                                      initial outstanding pool balance (both of
                                      which mortgage loans are in loan group 1,
                                      representing 0.8% of the initial
                                      outstanding loan group 1 balance), permit
                                      principal prepayment if, at any time
                                      before the first 27 payments of the
                                      mortgage loan, such prepayment is
                                      accompanied by a prepayment premium
                                      calculated on the basis of the greater of
                                      a yield maintenance formula and 1.0% of
                                      the amount prepaid and after such 27th
                                      payment, permit the related borrower to
                                      defease the mortgage loan by pledging to
                                      the trust "government securities" as
                                      defined in the Investment Company Act of
                                      1940 and obtaining the release of the
                                      mortgaged property from the lien of the
                                      mortgage.

                                 o    1 mortgage loan, representing 0.4% of the
                                      initial outstanding pool balance (which
                                      mortgage loan is in loan group 1,
                                      representing 0.5% of the initial
                                      outstanding loan group 1 balance),
                                      prohibits voluntary principal prepayments
                                      during a lockout period, and following the
                                      lockout period provides for a prepayment
                                      premium or yield maintenance charge
                                      calculated on the basis of the greater of
                                      a yield maintenance formula and 1.0% of
                                      the amount prepaid, and also permits the
                                      related borrower, after an initial period
                                      of at least 2 years following the date of
                                      the issuance of the Certificates, to
                                      defease the mortgage loan by pledging to
                                      the trust "government securities" as
                                      defined in the Investment Company Act of
                                      1940 and obtaining the release of the
                                      mortgaged property from the lien of the
                                      mortgage.

                                 o    1 mortgage loan, representing 0.3% of the
                                      initial outstanding pool balance (which
                                      mortgage loan is in loan group 2,
                                      representing 1.7% of the initial
                                      outstanding loan group 2 balance), permits
                                      principal payment at any time if, for a
                                      period of time, such prepayment is
                                      accompanied by a prepayment premium
                                      calculated on the basis of the greater of
                                      a yield maintenance formula and 1.0% of
                                      the amount prepaid, and after such period
                                      of time, such prepayment is accompanied by
                                      a prepayment premium equal to a certain
                                      specified percentage set forth on Appendix
                                      II of such mortgage loan.

                                 o    1 mortgage loan, representing 0.2% of the
                                      initial outstanding pool balance (which
                                      mortgage loan is in loan group 2,
                                      representing 1.3% of the initial
                                      outstanding loan group 2 balance),
                                      prohibits prepayments during the lockout
                                      period and after the lockout period, the
                                      mortgage loans permit voluntary principal
                                      prepayments at any time if, for a certain
                                      period of time, accompanied by a
                                      prepayment premium calculated as the
                                      greater of a yield maintenance formula and
                                      2.0% of the amount prepaid, of this loan.

                                 o    3 mortgage loans, representing 0.2% of the
                                      initial outstanding pool balance (which
                                      includes 1 mortgage loan in loan group 1,
                                      representing less than 0.1% of the initial
                                      outstanding loan group 1 balance, and 2
                                      mortgage loans in loan group 2,
                                      representing 1.2% of the initial
                                      outstanding loan group 2 balance),
                                      prohibit voluntary principal prepayments
                                      during a lockout period, and following the
                                      lockout period permit principal prepayment
                                      if accompanied by a prepayment premium
                                      equal to a certain specified percentage
                                      that

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                                      declines over time of the amount prepaid,
                                      depending upon the time of prepayment, as
                                      set forth in Appendix II to this
                                      prospectus supplement.

                                 o    1 mortgage loan, representing 0.1% of the
                                      initial outstanding pool balance (which
                                      mortgage loan is in loan group 1,
                                      representing 0.1% of the initial
                                      outstanding loan group 1 balance),
                                      prohibits voluntary principal prepayments
                                      during a lockout period, and following the
                                      lockout period permit principal prepayment
                                      if accompanied by a prepayment premium
                                      calculated as the greater of a yield
                                      maintenance formula and 0.5% of the amount
                                      prepaid.

                                 Notwithstanding the above, the mortgage loans
                                 generally (i) permit prepayment in connection
                                 with casualty or condemnation and certain other
                                 matters without payment of a prepayment premium
                                 or yield maintenance charge and (ii) provide
                                 for a specified period commencing prior to and
                                 including the maturity date or the anticipated
                                 repayment date during which the related
                                 borrower may prepay the mortgage loan without
                                 payment of a prepayment premium or yield
                                 maintenance charge. See the footnotes to
                                 Appendix II for more details about the various
                                 yield maintenance formulas.

                                 With respect to the prepayment and defeasance
                                 provisions set forth above, certain of the
                                 mortgage loans also include provisions
                                 described below:

                                 o    3 mortgage loans, representing 18.5% of
                                      the initial outstanding pool balance (all
                                      of which are in loan group 1, representing
                                      21.8% of the initial outstanding loan
                                      group 1 balance), allow the release of a
                                      portion of the collateral for such
                                      mortgage loans through a partial
                                      defeasance provided that certain
                                      conditions are met, after an initial
                                      period of at least 2 years following the
                                      date of the issuance of the Certificates,
                                      by pledging to the trust "government
                                      securities" as defined in the Investment
                                      Company Act of 1940 in a specified
                                      percentage of the portion of the
                                      collateral for such mortgage loan being
                                      released and obtaining the release of such
                                      portion of the mortgaged property from the
                                      lien of the mortgage.

                                 o    2 mortgage loans, representing 0.7% of the
                                      initial outstanding pool balance (all of
                                      which are in loan group 1, representing
                                      0.8% of the initial outstanding loan group
                                      1 balance), prior to the lockout release
                                      date, allow the release of a portion of
                                      the collateral for such mortgage loans
                                      (excluding any release in connection with
                                      a partial defeasance) if certain
                                      conditions are met, including the
                                      prepayment of a portion of the outstanding
                                      principal balance allocated to the
                                      released portion of the related mortgaged
                                      property and the payment of a prepayment
                                      premium based on a yield maintenance
                                      formula, and after the lockout release
                                      date, allow the release of a portion of
                                      the collateral for such mortgage loans
                                      through a partial defeasance if certain
                                      conditions are met.

                                 In addition, certain mortgage loans provide for
                                 the free release of outparcels or other
                                 portions of the related mortgaged property
                                 which were given no value or minimal value in
                                 the underwriting process.

                                 See the footnotes to Appendix II of this
                                 prospectus supplement for more details
                                 concerning certain of the foregoing provisions.

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J.   MORTGAGE LOAN RANGES AND
     WEIGHTED AVERAGES........   As of October 1, 2005, the mortgage loans had
                                 the following additional characteristics:

          I.   MORTGAGE
               INTEREST RATES    Mortgage interest rates ranging from 4.747% per
                                 annum to 8.970% per annum (and ranging from
                                 4.747% per annum to 7.120% per annum for loan
                                 group 1 and from 4.830% per annum to 8.970% per
                                 annum for loan group 2), and a weighted average
                                 mortgage interest rate of 5.415% per annum (and
                                 5.309% per annum for loan group 1 and 6.018%
                                 per annum for loan group 2).

          II.  REMAINING TERMS   Remaining terms to scheduled maturity ranging
                                 from 59 months to 298 months (and ranging from
                                 59 months to 293 months for loan group 1 and
                                 from 59 months to 298 months for loan group 2),
                                 and a weighted average remaining term to
                                 scheduled maturity of 115 months (and weighted
                                 average remaining term to scheduled maturity of
                                 113 months for loan group 1 and 121 months for
                                 loan group 2).

          III. REMAINING
               AMORTIZATION
               TERMS             Remaining amortization terms ranging from 102
                                 months to 479 months (and ranging from 102
                                 months to 479 months for loan group 1 and from
                                 116 months to 479 months for loan group 2), and
                                 a weighted average remaining amortization term
                                 of 336 months (and 334 months for loan group 1
                                 and 343 months for loan group 2).

          IV.  LOAN-TO-VALUE
               RATIOS            Loan-to-value ratios, calculated as described
                                 in this prospectus supplement, range from 0.5%
                                 to 79.4% (and range from 0.5% to 79.4% for loan
                                 group 1 and from 1.8% to 74.9% for loan group
                                 2), and the weighted average loan-to-value
                                 ratio, calculated as described in this
                                 prospectus supplement, is 63.1% (and 65.2% for
                                 loan group 1 and 50.8% for loan group 2).

                                 Except as set forth below, for each of the
                                 mortgage loans, the loan-to-value ratio was
                                 calculated according to the methodology set
                                 forth in this prospectus supplement based on
                                 the estimate of value from a third-party
                                 appraisal, which was generally conducted after
                                 April 1, 2004. With respect to 74 of the
                                 mortgage loans described in the previous
                                 sentence, representing 9.0% of the initial
                                 outstanding pool balance (which include 51
                                 mortgage loans in loan group 1, representing
                                 6.9% of the initial outstanding loan group 1
                                 balance, and 23 mortgage loans in loan group 2,
                                 representing 21.4% of the initial outstanding
                                 loan group 2 balance), which mortgage loans are
                                 secured by residential cooperative properties,
                                 such estimates of value were calculated based
                                 on the market value of the real property as if
                                 operated as a residential cooperative. In
                                 connection with the mortgage loans sold to the
                                 trust by Massachusetts Mutual Life Insurance
                                 Company (which includes 1 mortgage loan in loan
                                 group 1, representing 0.5% of the initial
                                 outstanding loan group 1 balance, and 19
                                 mortgage loans in loan group 2, representing
                                 32.8% of the initial outstanding loan group 2
                                 balance), the seller arrived at the valuations
                                 of the mortgaged properties by applying a
                                 capitalization rate chosen from a range set
                                 forth in third party market studies to
                                 underwritten net operating income and adding in
                                 the remaining value of the outstanding tax
                                 credits.

                                 For detailed methodologies, see "Description of
                                 the Mortgage Pool--Assessments of Property
                                 Value and Condition--Appraisals" in this
                                 prospectus supplement.

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          V.   DEBT SERVICE
               COVERAGE RATIOS   Debt service coverage ratios, determined
                                 according to the methodology presented in this
                                 prospectus supplement, range from 1.01x to
                                 46.59x (and range from 1.01x to 46.59x for loan
                                 group 1 and from 1.01x to 45.36x for loan group
                                 2), and the weighted average debt service
                                 coverage ratio, determined according to the
                                 methodology presented in this prospectus
                                 supplement, is 2.44x (and 2.45x for loan group
                                 1 and 2.43x for loan group 2). Such
                                 calculations are based on underwritable cash
                                 flow and actual debt service of the related
                                 mortgage loans as described in this prospectus
                                 supplement.

(4)  ADVANCES

A.   PRINCIPAL AND INTEREST
     ADVANCES.................   Subject to a recoverability determination
                                 described in this prospectus supplement, each
                                 master servicer (and the trustee, if
                                 applicable) is required to advance delinquent
                                 monthly mortgage loan payments for mortgage
                                 loans for which it is acting as master
                                 servicer. None of the master servicers or the
                                 trustee will be required to advance (i) any
                                 additional interest accrued as a result of the
                                 imposition of any default rate, (ii) prepayment
                                 premiums or yield maintenance charges, (iii)
                                 any additional interest accrued as a result of
                                 any rate increase after an anticipated
                                 repayment date, (iv) excess interest, (v)
                                 Additional L-3 Interest or (vi) balloon
                                 payments. If any balloon payment is not
                                 collected from the related borrower, subject to
                                 a recoverability determination described in
                                 this prospectus supplement, each master
                                 servicer (and the trustee, if applicable) will
                                 be required to advance an amount equal to the
                                 scheduled payment that would have been due if
                                 the related balloon payment had not become due
                                 on those mortgage loans for which it is acting
                                 as master servicer.

                                 If a P&I Advance is made, the master servicer
                                 will defer rather than advance its master
                                 servicing fee, the excess servicing fee and the
                                 primary servicing fee, but will advance the
                                 trustee fee on those mortgage loans for which
                                 it is acting as master servicer.

                                 For an REO Property, subject to a
                                 recoverability determination described in this
                                 prospectus supplement, each master servicer (or
                                 the trustee, if applicable) will be required to
                                 advance the scheduled payment that would have
                                 been due if the predecessor mortgage loan for
                                 which it acted as master servicer had remained
                                 outstanding and continued to amortize in
                                 accordance with its amortization schedule in
                                 effect immediately before the REO Property was
                                 acquired.

B.   SERVICING ADVANCES.......   Subject to a recoverability determination
                                 described in this prospectus supplement, the
                                 master servicers and the trustee may also make
                                 servicing advances to pay delinquent real
                                 estate taxes, insurance premiums and similar
                                 expenses necessary to maintain and protect the
                                 mortgaged property, to maintain the lien on the
                                 mortgaged property or to enforce the mortgage
                                 loan documents. In addition, each special
                                 servicer may, but is not required to, make
                                 servicing advances on an emergency basis.

C.   INTEREST ON ADVANCES.....   All advances made by the master servicers, the
                                 special servicers or the trustee will accrue
                                 interest at a rate equal to the "prime rate" as
                                 reported in The Wall Street Journal. Advances
                                 of principal and interest made in respect of
                                 mortgage loans which have grace periods that
                                 expire on or after the determination date will
                                 not begin to accrue interest until the

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                                 day succeeding the expiration date of such
                                 applicable grace period; provided that if such
                                 advance is not reimbursed from collections
                                 received from the related borrower by the end
                                 of the applicable grace period, advance
                                 interest will accrue from the date such advance
                                 is made (which will be the master servicer
                                 remittance date).

D.   BACK-UP ADVANCES.........   Pursuant to the requirements of the pooling and
                                 servicing agreement, if either master servicer
                                 fails to make a required advance, the trustee
                                 will be required to make the advance, subject
                                 to the same limitations and with the same
                                 rights of the applicable master servicer.

E.   RECOVERABILITY...........   None of the master servicers, the special
                                 servicers or the trustee will be required to
                                 make any advance if the applicable master
                                 servicer, the applicable special servicer or
                                 the trustee determines in its sole discretion
                                 that such advance would not be recoverable in
                                 accordance with the servicing standard (or, in
                                 the case of the trustee, its good faith
                                 business judgment), and the trustee may rely on
                                 any such determination made by the applicable
                                 master servicer or special servicer.

F.   ADVANCES DURING AN
     APPRAISAL REDUCTION
     EVENT....................   The occurrence of certain adverse events
                                 affecting a mortgage loan will require the
                                 applicable special servicer to obtain a new
                                 appraisal or other valuation of the related
                                 mortgaged property. In general, if the
                                 principal amount of the mortgage loan plus all
                                 other amounts due thereunder and interest on
                                 advances made with respect thereto exceeds 90%
                                 of the value of the mortgaged property
                                 determined by an appraisal or other valuation,
                                 an appraisal reduction may be created in the
                                 amount of the excess as described in this
                                 prospectus supplement. If there exists an
                                 appraisal reduction for any mortgage loan, the
                                 interest portion of the amount required to be
                                 advanced on that mortgage loan will be
                                 proportionately reduced to the extent of the
                                 appraisal reduction. This will reduce the funds
                                 available to pay interest and principal on the
                                 most subordinate Class or Classes of
                                 Certificates then outstanding.

                                 See "Description of the Offered
                                 Certificates--Advances" in this prospectus
                                 supplement.

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                                      S-36

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                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS.......................   The Certificates offered to you will not be
                                 issued unless each of the Classes of
                                 Certificates being offered by this prospectus
                                 supplement receives the following ratings from
                                 Moody's Investors Service, Inc. and Standard &
                                 Poor's Ratings Services, a division of The
                                 McGraw-Hill Companies, Inc.

                                                    RATINGS
                                     CLASS       (MOODY'S/S&P)
                                 -------------   -------------
                                   Class A-1        Aaa/AAA
                                   Class A-1A       Aaa/AAA
                                   Class A-2        Aaa/AAA
                                 Class A-3-1FL      Aaa/AAA
                                  Class A-3-1       Aaa/AAA
                                  Class A-3-2       Aaa/AAA
                                   Class A-AB       Aaa/AAA
                                   Class A-4A       Aaa/AAA
                                   Class A-4B       Aaa/AAA
                                   Class X-2        Aaa/AAA
                                   Class A-J        Aaa/AAA
                                    Class B          Aa2/AA
                                    Class C         Aa3/AA-
                                    Class D           A2/A

                                 A rating agency may lower or withdraw a
                                 security rating at any time.

                                 See "Ratings" in this prospectus supplement and
                                 "Rating" in the prospectus for a discussion of
                                 the basis upon which ratings are given, the
                                 limitations of and restrictions on the ratings,
                                 and the conclusions that should not be drawn
                                 from a rating.

SWAP CONTRACT.................   The trust will have the benefit of a swap
                                 contract with Morgan Stanley Capital Services
                                 Inc., as swap counterparty, in an initial
                                 notional amount equal to the aggregate initial
                                 certificate balance of the Class A-3-1FL
                                 Certificates. The notional amount of the swap
                                 contract will decrease to the extent of any
                                 decrease in the certificate balance of the
                                 Class A-3-1FL Certificates. The swap contract
                                 will have an expiration date of the
                                 distribution date in September 2042 (the same
                                 date as the Rated Final Distribution Date for
                                 the Class A-3-1FL Certificates) unless it has
                                 already terminated. Under the swap contract,
                                 the swap counterparty will be obligated to pay
                                 to the trust on the business day prior to each
                                 distribution date interest accrued on the
                                 notional amount of the swap contract at
                                 one-month LIBOR (determined as described
                                 herein) + 0.240% (based on the actual number of
                                 days in the interest accrual period for the
                                 Class A-3-1FL Certificates and a 360-day year).
                                 The trust will be obligated to pay to the swap
                                 counterparty, on such day, interest accrued on
                                 the notional amount of the swap contract at a
                                 rate equal to the lesser of a fixed rate of
                                 5.251% per annum and the Weighted Average Net
                                 Mortgage Rate (based on a 360-day year assumed
                                 to consist of twelve 30-day months). Any Net
                                 Aggregate Prepayment Interest Shortfall
                                 allocated to the Class A-3-1FL Regular
                                 Interest, reduction in the interest available
                                 to be distributed to the Class A-3-1FL Regular
                                 Interest for any other reason or the reduction
                                 of the Weighted Average Net Mortgage Rate below
                                 5.251% will result in a corresponding
                                 dollar-for-dollar reduction in the interest
                                 payment made by the Swap Counterparty to the
                                 related grantor trust and, therefore, a
                                 corresponding decrease in the amount of
                                 interest distributed on the

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                                      S-37

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                                 Class A-3-1FL Certificates. All prepayment
                                 premiums or yield maintenance charges allocated
                                 to the Class A-3-1FL Regular Interest will be
                                 paid to the Swap Counterparty unless the Swap
                                 Contract and any replacement swap contract is
                                 terminated, in which case, those amounts will
                                 be distributed to the Class A-3-1FL
                                 Certificates. Morgan Stanley, the credit
                                 support provider (the "Credit Support
                                 Provider") of the Swap Counterparty currently
                                 has a long-term rating of "A+" by S&P and "Aa3"
                                 by Moody's, and a short term rating of "A-1" by
                                 S&P and "P-1" by Moody's. See "Description of
                                 the Swap Contract" and "Risk Factors--Defaults
                                 Under the Swap Contract" herein.

OPTIONAL TERMINATION..........   On any distribution date on which the aggregate
                                 certificate balance of all Classes of
                                 Certificates is less than or equal to 1% of the
                                 initial outstanding pool balance, the holders
                                 of a majority of the controlling Class, each of
                                 the master servicers, each of the special
                                 servicers and any holder of a majority interest
                                 in the Class R-I Certificates, each in turn,
                                 will have the option to purchase all of the
                                 remaining mortgage loans, and all property
                                 acquired through exercise of remedies in
                                 respect of any mortgage loan, at the price
                                 specified in this prospectus supplement.
                                 Exercise of this option would terminate the
                                 trust and retire the then outstanding
                                 Certificates at par plus accrued interest.

                                 If any party above, other than NCB, FSB as the
                                 master servicer of the NCB Mortgage Loans,
                                 exercises such purchase option, NCB, FSB will
                                 be entitled to purchase the remaining NCB
                                 Mortgage Loans and any related property, and in
                                 such event that other party will then purchase
                                 only the remaining mortgage loans and property
                                 that are not being purchased by NCB, FSB.

DENOMINATIONS.................   The Class A-1, Class A-1A, Class A-2, Class
                                 A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB,
                                 Class A-4A, Class A-4B and Class A-J
                                 Certificates will be offered in minimum
                                 denominations of $25,000. The Class B, Class C
                                 and Class D Certificates will be offered in
                                 minimum denominations of $100,000. The Class
                                 X-2 Certificates will be offered in minimum
                                 denominations of $1,000,000. Investments in
                                 excess of the minimum denominations may be made
                                 in multiples of $1.

REGISTRATION, CLEARANCE AND
SETTLEMENT....................   Your Certificates will be registered in the
                                 name of Cede & Co., as nominee of The
                                 Depository Trust Company, and will not be
                                 registered in your name. You will not receive a
                                 definitive certificate representing your
                                 ownership interest, except in very limited
                                 circumstances described in this prospectus
                                 supplement. As a result, you will hold your
                                 Certificates only in book-entry form and will
                                 not be a certificateholder of record. You will
                                 receive distributions on your Certificates and
                                 reports relating to distributions only through
                                 The Depository Trust Company, Clearstream
                                 Banking, societe anonyme or the Euroclear
                                 System or through participants in The
                                 Depository Trust Company, Clearstream Banking
                                 or Euroclear.

                                 You may hold your Certificates through:

                                 o    The Depository Trust Company in the United
                                      States; or

                                 o    Clearstream Banking or Euroclear in
                                      Europe.

                                 Transfers within The Depository Trust Company,
                                 Clearstream Banking or Euroclear will be made
                                 in accordance with the usual rules and

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                                      S-38

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                                 operating procedures of those systems.
                                 Cross-market transfers between persons holding
                                 directly through The Depository Trust Company,
                                 Clearstream Banking or Euroclear will be
                                 effected in The Depository Trust Company
                                 through the relevant depositories of
                                 Clearstream Banking or Euroclear.

                                 All or any portion of the Certificates offered
                                 to you may be converted to definitive
                                 Certificates and reissued to beneficial owners
                                 or their nominees, rather than to The
                                 Depository Trust Company or its nominee, if we
                                 notify The Depository Trust Company of our
                                 intent to terminate the book-entry system and,
                                 upon receipt of notice of such intent from The
                                 Depository Trust Company, the participants
                                 holding beneficial interests in the
                                 Certificates agree to initiate such
                                 termination.

                                 We expect that the Certificates offered to you
                                 will be delivered in book-entry form through
                                 the facilities of The Depository Trust Company,
                                 Clearstream Banking or Euroclear on or about
                                 the closing date.

TAX STATUS....................   Elections will be made to treat designated
                                 portions of the trust as three separate "real
                                 estate mortgage investment conduits"--REMIC I,
                                 REMIC II and REMIC III--for federal income tax
                                 purposes. In the opinion of counsel, each such
                                 designated portion of the trust will qualify
                                 for this treatment and each Class of Offered
                                 Certificates (other than the Class A-3-1FL
                                 Certificates) and the Class A-3-1FL Regular
                                 Interest will constitute "regular interests" in
                                 REMIC III. The Class A-3-1FL Certificates will
                                 represent an undivided beneficial interest in a
                                 grantor trust for federal income tax purposes,
                                 which grantor trust is comprised of the Class
                                 A-3-1FL Regular Interest, the related Floating
                                 Rate Account and the beneficial interests of
                                 such Class in the swap contract. The portion of
                                 the trust consisting of the right to excess
                                 interest and Additional L-3 Interest (above the
                                 amount of interest that would have accrued if
                                 the interest rate did not increase) and the
                                 related excess interest sub-account will be
                                 treated as a grantor trust for federal income
                                 tax purposes.

                                 Pertinent federal income tax consequences of an
                                 investment in the Offered Certificates include:

                                 o    The regular interests will be treated as
                                      newly originated debt instruments for
                                      federal income tax purposes.

                                 o    Beneficial owners of Offered Certificates
                                      will be required to report income on the
                                      Certificates in accordance with the
                                      accrual method of accounting.

                                 o    It is anticipated that the Class A-1,
                                      Class A-1A, Class A-2, Class A-3-1, Class
                                      A-3-2, Class A-4A, Class A-4B, Class A-J,
                                      Class B and Class C Certificates and the
                                      Class A-3-1FL Regular Interest will be
                                      issued at a premium, that the Class D
                                      Certificates will be issued with a de
                                      minimis amount of original issue discount
                                      and that the Class X-2 Certificates will
                                      be issued with original issue discount for
                                      federal income tax purposes.

                                 See "Material Federal Income Tax Consequences"
                                 in this prospectus supplement.

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                                      S-39

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CONSIDERATIONS RELATED TO
TITLE I OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT
OF 1974.......................   Subject to the satisfaction of important
                                 conditions described under "Certain ERISA
                                 Considerations" in this prospectus supplement
                                 and in the accompanying prospectus, the Offered
                                 Certificates may be purchased by persons
                                 investing assets of employee benefit plans or
                                 individual retirement accounts. Fiduciaries of
                                 such plans or accounts considering an
                                 investment in the Class A-3-1FL Certificates
                                 should note the additional representations
                                 required with respect to the purchase of the
                                 Class A-3-1FL Certificates as described under
                                 "ERISA Considerations" in this prospectus
                                 supplement.

LEGAL INVESTMENTS.............   The Offered Certificates will not constitute
                                 "mortgage related securities" for purposes of
                                 the Secondary Mortgage Market Enhancement Act
                                 of 1984, as amended.

                                 If your investment activities are subject to
                                 legal investment laws and regulations,
                                 regulatory capital requirements or review by
                                 regulation authorities, then you may be subject
                                 to restrictions on investment in the Offered
                                 Certificates. You should consult your own legal
                                 advisors for assistance in determining the
                                 suitability of and consequences to you of the
                                 purchase, ownership and sale of the Offered
                                 Certificates. See "Legal Investment" herein.

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                                      S-40

                                  RISK FACTORS

      You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your Certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the Certificates.

      The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors," summarize the material risks relating to your Certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE
LOANS                            Payments under the mortgage loans and the
                                 Certificates are not insured or guaranteed by
                                 any governmental entity or insurer.
                                 Accordingly, the sources for repayment of your
                                 Certificates are limited to amounts due with
                                 respect to the mortgage loans.

                                 You should consider all of the mortgage loans
                                 to be nonrecourse loans. Even in those cases
                                 where recourse to a borrower or guarantor is
                                 permitted under the related mortgage loan
                                 documents, we have not necessarily undertaken
                                 an evaluation of the financial condition of any
                                 of these persons. If a default occurs, the
                                 lender's remedies generally are limited to
                                 foreclosing against the specific properties and
                                 other assets that have been pledged to secure
                                 the mortgage loan. Such remedies may be
                                 insufficient to provide a full return on your
                                 investment. Payment of amounts due under a
                                 mortgage loan prior to its maturity or
                                 anticipated repayment date is primarily
                                 dependent on the sufficiency of the net
                                 operating income of the related mortgaged
                                 property. Payment of the balloon payment of a
                                 mortgage loan that is a balloon loan at its
                                 maturity, or on its anticipated repayment date,
                                 is primarily dependent upon the borrower's
                                 ability to sell or refinance the mortgaged
                                 property for an amount sufficient to repay the
                                 mortgage loan.

                                 In limited circumstances, Morgan Stanley
                                 Mortgage Capital Inc., IXIS Real Estate Capital
                                 Inc., NCB, FSB, Massachusetts Mutual Life
                                 Insurance Company, Union Central Mortgage
                                 Funding, Inc. and SunTrust Bank, each as a
                                 seller, may be obligated to repurchase or
                                 replace a mortgage loan that it sold to us if
                                 its representations and warranties concerning
                                 that mortgage loan are materially breached or
                                 if there are material defects in the
                                 documentation for that mortgage loan. However,
                                 there can be no assurance that any of these
                                 entities will be in a financial position to
                                 effect a repurchase or substitution. The
                                 representations and warranties address certain
                                 characteristics of the mortgage loans and
                                 mortgaged properties as of the date of issuance
                                 of the Certificates. They do not relieve you or
                                 the trust of the risk of defaults and losses on
                                 the mortgage loans.

                                      S-41

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED BY THE
PROPERTY WHICH CAN BE VOLATILE
AND INSUFFICIENT TO ALLOW
TIMELY PAYMENT ON YOUR
CERTIFICATES                     The mortgage loans are secured by various types
                                 of income-producing commercial and multifamily
                                 properties. Commercial lending is generally
                                 thought to expose a lender to greater risk than
                                 one- to four-family residential lending
                                 because, among other things, it typically
                                 involves larger loans.

                                 187 mortgage loans, representing 94.3% of the
                                 initial outstanding pool balance (which include
                                 156 mortgage loans in loan group 1,
                                 representing 98.8% of the initial outstanding
                                 loan group 1 balance, and 31 mortgage loans in
                                 loan group 2, representing 68.5% of the initial
                                 outstanding loan group 2 balance), were
                                 originated within 12 months prior to the
                                 cut-off date. Consequently, these mortgage
                                 loans do not have a long standing payment
                                 history.

                                 The repayment of a commercial mortgage loan is
                                 typically dependent upon the ability of the
                                 applicable property to produce cash flow. Even
                                 the liquidation value of a commercial property
                                 is determined, in substantial part, by the
                                 amount of the property's cash flow (or its
                                 potential to generate cash flow). However, net
                                 operating income and cash flow can be volatile
                                 and may be insufficient to cover debt service
                                 on the loan at any given time.

                                 Repayment of loans secured by residential
                                 cooperative properties typically depend upon
                                 the payments received by the cooperative
                                 corporation from its tenants/shareholders.

                                 The net operating income, cash flow and
                                 property value of the mortgaged properties may
                                 be adversely affected, among other things, by
                                 any one or more of the following factors:

                                 o    the age, design and construction quality
                                      of the property;

                                 o    perceptions regarding the safety,
                                      convenience and attractiveness of the
                                      property;

                                 o    the proximity and attractiveness of
                                      competing properties;

                                 o    the adequacy of the property's management
                                      and maintenance;

                                 o    increases in operating expenses at the
                                      property and in relation to competing
                                      properties;

                                 o    an increase in the capital expenditures
                                      needed to maintain the property or make
                                      improvements;

                                 o    the dependence upon a single tenant, or a
                                      concentration of tenants in a particular
                                      business or industry;

                                 o    a decline in the financial condition of a
                                      major tenant;

                                 o    the lack of operating history in the case
                                      of a newly built or renovated mortgaged
                                      property;

                                      S-42

                                 o    an increase in vacancy rates; and

                                 o    a decline in rental rates as leases are
                                      renewed or entered into with new tenants.

                                 Other factors are more general in nature, such
                                 as:

                                 o    national, regional or local economic
                                      conditions (including plant closings,
                                      military base closings, industry slowdowns
                                      and unemployment rates);

                                 o    local real estate conditions (such as an
                                      oversupply of competing properties, rental
                                      space or multifamily housing);

                                 o    demographic factors;

                                 o    decreases in consumer confidence (caused
                                      by events such as threatened or continuing
                                      military action, recent disclosures of
                                      wrongdoing or financial misstatements by
                                      major corporations and financial
                                      institutions and other factors);

                                 o    changes in consumer tastes and
                                      preferences; and

                                 o    retroactive changes in building codes.

                                 The volatility of net operating income will be
                                 influenced by many of the foregoing factors, as
                                 well as by:

                                 o    the length of tenant leases;

                                 o    the creditworthiness of tenants;

                                 o    the level of tenant defaults;

                                 o    the ability to convert an unsuccessful
                                      property to an alternative use;

                                 o    new construction in the same market as the
                                      mortgaged property;

                                 o    rent control and stabilization laws;

                                 o    the number and diversity of tenants;

                                 o    the rate at which new rentals occur; and

                                 o    the property's operating leverage (which
                                      is the percentage of total property
                                      expenses in relation to revenue), the
                                      ratio of fixed operating expenses to those
                                      that vary with revenues, and the level of
                                      capital expenditures required to maintain
                                      the property and to retain or replace
                                      tenants.

                                 A decline in the real estate market or in the
                                 financial condition of a major tenant will tend
                                 to have a more immediate effect on the net
                                 operating income of properties with short-term
                                 revenue sources (such as short-term or
                                 month-to-month leases) and may lead to higher
                                 rates of delinquency or defaults under mortgage
                                 loans secured by such properties.

                                      S-43

SEASONED MORTGAGE LOANS
SECURED BY OLDER MORTGAGED
PROPERTIES PRESENT ADDITIONAL
RISKS OF REPAYMENT               23 mortgage loans, representing 5.7% of the
                                 initial outstanding pool balance (which include
                                 5 mortgage loans in loan group 1, representing
                                 1.2% of the initial loan group 1 balance, and
                                 18 mortgage loans in loan group 2, representing
                                 31.5% of the initial loan group 2 balance) are
                                 not newly originated and have been outstanding
                                 for 12 or more months prior to October 1, 2005.
                                 While seasoned mortgage loans generally have
                                 the benefit of established payment histories,
                                 there are a number of risks associated with
                                 seasoned mortgage loans that are not present,
                                 or present to a lesser degree, with more
                                 recently originated mortgage loans. For
                                 example,

                                 o    property values and the surrounding
                                      neighborhood may have changed since
                                      origination;

                                 o    origination standards at the time the
                                      mortgage loan was originated may have been
                                      different than current origination
                                      standards;

                                 o    the market for any related business may
                                      have changed from the time the mortgage
                                      loan was originated;

                                 o    the current financial performance of the
                                      related borrower, its business, or the
                                      related mortgaged property in general, may
                                      be different than at origination; and

                                 o    the environmental and engineering
                                      characteristics of the mortgaged property
                                      or improvements may have changed.

                                 Among other things, such factors make it
                                 difficult to estimate the current value of the
                                 related mortgaged property, and estimated
                                 values of mortgaged properties discussed in
                                 this prospectus supplement, to the extent based
                                 upon or extrapolated from general market data,
                                 may not be accurate in the case of particular
                                 mortgaged properties.

CERTAIN MORTGAGE LOANS MAY
HAVE A LIMITED OPERATING
HISTORY                          The properties securing certain of the mortgage
                                 loans are newly constructed and/or recently
                                 opened and, as such, have a limited operating
                                 history. There can be no assurance that any of
                                 the properties, whether newly constructed
                                 and/or recently opened or otherwise, will
                                 perform as anticipated.

CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties may not be
                                 readily convertible to alternative uses if
                                 those properties were to become unprofitable
                                 for any reason. This is because:

                                 o    converting commercial properties to
                                      alternate uses or converting single-tenant
                                      commercial properties to multi-tenant
                                      properties generally requires substantial
                                      capital expenditures; and

                                 o    zoning or other restrictions also may
                                      prevent alternative uses.

                                      S-44

                                 The liquidation value of a mortgaged property
                                 not readily convertible to an alternative use
                                 may be substantially less than would be the
                                 case if the mortgaged property were readily
                                 adaptable to other uses. If this type of
                                 mortgaged property were liquidated and a lower
                                 liquidation value were obtained, less funds
                                 would be available for distributions on your
                                 Certificates.

PROPERTY VALUE MAY BE
ADVERSELY AFFECTED EVEN WHEN
THERE IS NO CHANGE IN CURRENT
OPERATING INCOME                 Various factors may adversely affect the value
                                 of the mortgaged properties without affecting
                                 the properties' current net operating income.
                                 These factors include, among others:

                                 o    changes in the local, regional or national
                                      economy;

                                 o    changes in governmental regulations,
                                      fiscal policy, zoning or tax laws;

                                 o    potential environmental legislation or
                                      liabilities or other legal liabilities;

                                 o    proximity and attractiveness of competing
                                      properties;

                                 o    new construction of competing properties
                                      in the same market;

                                 o    convertibility of a property to an
                                      alternative use;

                                 o    the availability of refinancing;

                                 o    changes in interest rate levels;

                                 o    the age, quality, functionality and design
                                      of the project;

                                 o    increases in operating costs;

                                 o    an increase in the capital expenditures
                                      needed to maintain the properties or make
                                      improvements; and

                                 o    increase in vacancy rates.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL
BE INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A deterioration in the financial condition of a
                                 tenant can be particularly significant if a
                                 mortgaged property is leased to a single or
                                 large tenant or a small number of tenants,
                                 because rent payable by such tenants generally
                                 will represent all or a significant portion of
                                 the cash flow available to the borrower to pay
                                 its obligations to the lender. We cannot
                                 provide assurances that any major tenant will
                                 continue to perform its obligations under its
                                 lease. 22 of the mortgaged properties,
                                 representing 4.9% of the initial outstanding
                                 pool balance (and representing 5.8% of the
                                 initial loan group 1 balance), are leased to
                                 single tenants, and with respect to 3 of those
                                 mortgaged properties, representing 0.3% of the
                                 initial outstanding pool balance (and
                                 representing 0.4% of the initial loan group 1
                                 balance), the sole tenant is related to the
                                 borrower.

                                      S-45

                                 Mortgaged properties leased to a single tenant
                                 or a small number of tenants are more
                                 susceptible to interruptions of cash flow if a
                                 tenant fails to renew its lease or defaults
                                 under its lease. This is so because:

                                 o    the financial effect of the absence of
                                      rental income may be severe;

                                 o    more time may be required to re-lease the
                                      space; and

                                 o    substantial capital costs may be incurred
                                      to make the space appropriate for
                                      replacement tenants.

                                 In addition to tenant concentration, another
                                 factor that you should consider is that retail,
                                 industrial and office properties also may be
                                 adversely affected if there is a concentration
                                 of tenants in the same or similar business or
                                 industry.

                                 For further information with respect to tenant
                                 concentrations, see Appendix II.

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS ON
YOUR CERTIFICATES                If a mortgaged property has multiple tenants,
                                 re-leasing costs and costs of enforcing
                                 remedies against defaulting tenants may be more
                                 frequent than in the case of mortgaged
                                 properties with fewer tenants, thereby reducing
                                 the cash flow available for debt service
                                 payments. These costs may cause a borrower to
                                 default in its obligations to a lender which
                                 could reduce cash flow available for debt
                                 service payments. Multi-tenanted mortgaged
                                 properties also may experience higher
                                 continuing vacancy rates and greater volatility
                                 in rental income and expenses.

THE RELATED BORROWERS MAY HAVE
DIFFICULTY RE-LEASING
MORTGAGED PROPERTIES             Repayment of mortgage loans secured by retail,
                                 office and industrial properties will be
                                 affected by the expiration of leases and the
                                 ability of the related borrowers and property
                                 managers to renew the leases or to relet the
                                 space on comparable terms. Certain mortgaged
                                 properties may be leased in whole or in part to
                                 government sponsored tenants who have the right
                                 to cancel their leases at any time because of
                                 lack of appropriations. Certain tenants at the
                                 retail properties, including without limitation
                                 anchor tenants, may have the right to terminate
                                 their leases if certain other tenants are not
                                 operating, or if their sales at the property do
                                 not reach a specified level. Even if vacated
                                 space is successfully relet, the costs
                                 associated with reletting, including tenant
                                 improvements and leasing commissions, could be
                                 substantial and could reduce cash flow from the
                                 related mortgaged properties. 37 of the
                                 mortgaged properties, representing
                                 approximately 68.2% of the initial outstanding
                                 pool balance (excluding multifamily,
                                 manufactured housing, self storage, hospitality
                                 and certain other property types) (and
                                 represent 68.2% of the initial loan group 1
                                 balance), have reserves, as of the cut-off
                                 date, for tenant improvements and leasing
                                 commissions which may serve to defray such
                                 costs. There can be no assurances, however,
                                 that the funds (if any) held in such reserves
                                 for tenant improvements and leasing commissions
                                 will be sufficient to cover the costs and
                                 expenses associated with tenant  improvements
                                 or leasing

                                      S-46

                                 commission obligations. In addition, if a
                                 tenant defaults in its obligations to a
                                 borrower, the borrower may incur substantial
                                 costs and experience significant delays
                                 associated with enforcing rights and protecting
                                 its investment, including costs incurred in
                                 renovating or reletting the property.

THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE
LOANS WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES    The effect of mortgage pool loan losses will be
                                 more severe:

                                 o    if the pool is comprised of a small number
                                      of loans, each with a relatively large
                                      principal amount; or

                                 o    if the losses relate to loans that account
                                      for a disproportionately large percentage
                                      of the aggregate principal balance of all
                                      mortgage loans.

                                 Mortgage loans with the same borrower or
                                 related borrowers pose additional risks. Among
                                 other things, financial difficulty at one
                                 mortgaged real property could cause the owner
                                 to defer maintenance at another mortgaged real
                                 property in order to satisfy current expenses
                                 with respect to the troubled mortgaged real
                                 property; and the owner could attempt to avert
                                 foreclosure on one mortgaged real property by
                                 filing a bankruptcy petition that might have
                                 the effect of interrupting monthly payments for
                                 an indefinite period on all of the related
                                 mortgage loans.

                                 14 groups of mortgage loans are made to the
                                 same borrower or borrowers related through
                                 common ownership and where, in general, the
                                 related mortgaged properties are commonly
                                 managed. The related borrower concentrations of
                                 the 3 largest groups in the mortgage pool
                                 represent 3.9%, 1.4% and 1.3%, respectively, of
                                 the initial outstanding pool balance. The
                                 related borrower concentrations of the 3
                                 largest groups in loan group 1 represent 4.6%,
                                 1.7% and 1.5%, respectively, of the initial
                                 outstanding loan group 1 balance. The related
                                 borrower concentrations of the 3 largest groups
                                 in loan group 2 represent 9.0%, 6.3% and 5.9%,
                                 respectively, of the initial outstanding loan
                                 group 2 balance.

                                 The largest mortgage loan in the mortgage pool
                                 represents 12.7% of the initial outstanding
                                 pool balance. The second largest mortgage loan
                                 in the mortgage pool represents 5.5% of the
                                 initial outstanding pool balance. The third
                                 largest mortgage loan in the mortgage pool
                                 represents 5.4% of the initial outstanding pool
                                 balance. Each of the other mortgage loans
                                 represents less than 4.3% of the initial
                                 outstanding pool balance.

                                 The largest mortgage loan in loan group 1
                                 represents 14.9% of the initial outstanding
                                 loan group 1 balance. The second largest
                                 mortgage loan in loan group 1 represents 6.5%
                                 of the initial outstanding loan group 1
                                 balance. The third largest mortgage loan in
                                 loan group 1 represents 6.4% of the initial
                                 outstanding loan group 1 balance. Each of the
                                 other mortgage loans represents less than 5.0%
                                 of the initial outstanding loan group 1
                                 balance.

                                      S-47

                                 The largest mortgage loan in loan group 2
                                 represents 11.9% of the initial outstanding
                                 loan group 2 balance. The second largest
                                 mortgage loan in loan group 2 represents 10.7%
                                 of the initial outstanding loan group 2
                                 balance. The third largest mortgage loan in
                                 loan group 2 represents 8.0% of the initial
                                 outstanding loan group 2 balance. Each of the
                                 other mortgage loans represents less than 4.7%
                                 of the initial outstanding loan group 2
                                 balance.

                                 In some cases, the sole or a significant tenant
                                 may be the parent or other affiliate of the
                                 subject borrower. For further information with
                                 respect to tenant concentrations, see Appendix
                                 II.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF
LOSS ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                     A concentration of mortgage loans secured by
                                 the same property type can increase the risk
                                 that a decline in a particular industry will
                                 have a disproportionately large impact on the
                                 pool of mortgage loans or a particular loan
                                 group. The following property types represent
                                 the indicated percentage of the initial
                                 outstanding pool balance:

                                 o    office properties represent 34.5%;

                                 o    retail properties represent 23.1%;

                                 o    multifamily properties represent 21.8% (of
                                      which 74 residential cooperative
                                      properties represent 9.0%);

                                 o    mixed use properties represent 7.6%;

                                 o    hospitality properties represent 6.8%;

                                 o    industrial properties represent 2.1%;

                                 o    manufactured housing communities represent
                                      2.0%;

                                 o    other properties represent 1.4%; and

                                 o    self storage properties represent 0.7%.

                                 For information regarding the types of
                                 properties securing the mortgage loans included
                                 in loan group 1 or loan group 2, see Appendix I
                                 to this prospectus supplement.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Concentrations of mortgaged properties in
                                 geographic areas may increase the risk that
                                 adverse economic or other developments or a
                                 natural disaster or act of terrorism affecting
                                 a particular region of the country could
                                 increase the frequency and severity of losses
                                 on mortgage loans secured by those properties.
                                 In the past, several regions of the United
                                 States have experienced significant real estate
                                 downturns at times when other regions have not.
                                 Regional economic declines or adverse
                                 conditions in regional real estate markets
                                 could adversely affect

                                      S-48

                                 the income from, and market value of, the
                                 mortgaged properties located in the region.
                                 Other regional factors--e.g., earthquakes,
                                 floods or hurricanes or changes in governmental
                                 rules or fiscal policies--also may adversely
                                 affect those mortgaged properties.

                                 The mortgaged properties are located throughout
                                 36 states and the District of Columbia (which
                                 include 32 other states and the District of
                                 Columbia for loan group 1 and 14 other states
                                 for loan group 2). In particular, investors
                                 should note that mortgage loans representing
                                 15.5% of the initial outstanding pool balance
                                 (and 16.2% of the initial outstanding loan
                                 group 1 balance and 11.6% of the initial
                                 outstanding loan group 2 balance) are secured
                                 by mortgaged properties located in California.
                                 Mortgaged properties located in California may
                                 be more susceptible to some types of special
                                 hazards that may not be covered by insurance
                                 (such as earthquakes) than properties located
                                 in other parts of the country. If a borrower
                                 does not have insurance against such risks and
                                 a severe casualty occurs at a mortgaged
                                 property, the borrower may be unable to
                                 generate income from the mortgaged property in
                                 order to make payments on the related mortgage
                                 loan. The mortgage loans generally do not
                                 require any borrowers to maintain earthquake
                                 insurance.

                                 Mortgage loans representing 24.0%, 15.5%, 8.3%,
                                 7.4%, 5.7% and 5.5% of the initial outstanding
                                 pool balance are secured by mortgaged
                                 properties located in New York, California,
                                 Florida, Pennsylvania, Utah and Washington, DC,
                                 respectively, and concentrations of mortgaged
                                 properties, in each case, representing no more
                                 than 3.8% of the initial outstanding pool
                                 balance, also exist in several other states.

                                 For information regarding the location of the
                                 properties securing the mortgage loans included
                                 in loan group 1 and loan group 2, see Appendix
                                 I to this prospectus supplement.

CERTAIN PROPERTIES IN THE
MORTGAGE POOL MAY HAVE BEEN
ADVERSELY AFFECTED BY THE
DAMAGE CAUSED BY RECENT
HURRICANES                       The damage caused by Hurricane Katrina,
                                 Hurricane Rita and related windstorms, floods
                                 and tornadoes in areas of Louisiana,
                                 Mississippi and Texas in August and September
                                 2005 may adversely affect certain of the
                                 mortgaged properties. As of the Cut-Off Date,
                                 10 of the mortgaged properties, securing 5.8%
                                 of the initial outstanding pool balance
                                 (representing 6.8% of the initial outstanding
                                 loan group 1 balance) are secured by mortgaged
                                 properties located in Texas, Louisiana and
                                 Mississippi. Although it is too soon to assess
                                 the full impact of Hurricane Katrina and
                                 Hurricane Rita on the United States and local
                                 economies, in the short term the effects of the
                                 storm are expected to have a material adverse
                                 effect on the local economies and income
                                 producing real estate in the affected areas.
                                 Areas affected by Hurricane Katrina and
                                 Hurricane Rita have suffered severe flooding,
                                 wind and water damage, forced evacuations,
                                 lawlessness, contamination, gas leaks and fire
                                 and environmental damage. The devastation
                                 caused by Hurricane Katrina and Hurricane Rita
                                 could lead to a general economic downturn,
                                 including increased oil prices, loss of jobs,
                                 regional disruptions in travel, transportation
                                 and tourism and a decline in real-estate
                                 related investments, in particular, in the
                                 areas most directly damaged by the storm.
                                 Specifically, there can be no

                                      S-49

                                 assurance that displaced residents of the
                                 affected areas will return, that the economies
                                 in the affected areas will recover sufficiently
                                 to support income producing real estate at
                                 pre-storm levels or that the costs of clean-up
                                 will not have a material adverse effect on the
                                 national economy. Additionally, the standard
                                 all-risk insurance policies that borrowers
                                 under the mortgage loans are required to
                                 maintain typically do not cover flood damage.
                                 Although certain mortgage loans may require
                                 borrowers to maintain additional flood
                                 insurance, there can be no assurance that such
                                 additional insurance will be sufficient to
                                 cover damage to a mortgaged property in a
                                 heavily flooded area, such as New Orleans,
                                 Louisiana.

                                 Because of the difficulty in obtaining
                                 information about the affected areas and
                                 mortgaged properties it is not possible at this
                                 time to make a complete assessment of the
                                 severity of loss, the availability of insurance
                                 coverage to cover these losses and the extent
                                 and expected duration of the effects of
                                 Hurricane Katrina and Hurricane Rita on the
                                 mortgaged properties, the Southeast states and
                                 the United States as a whole.

A LARGE CONCENTRATION OF
OFFICE PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF OFFICE PROPERTIES       23 of the mortgaged properties, securing 34.5%
                                 of the initial outstanding pool balance
                                 (representing 40.5% of the initial outstanding
                                 loan group 1 balance), are office properties.

                                 A large number of factors may affect the value
                                 of these office properties, including:

                                 o    the quality of an office building's
                                      tenants;

                                 o    the diversity of an office building's
                                      tenants, reliance on a single or dominant
                                      tenant or tenants in a volatile industry
                                      (e.g., technology and internet companies
                                      that have experienced or may in the future
                                      experience circumstances that make their
                                      businesses volatile);

                                 o    the physical attributes of the building in
                                      relation to competing buildings, e.g.,
                                      age, condition, design, location, access
                                      to transportation and ability to offer
                                      certain amenities, such as sophisticated
                                      building systems;

                                 o    the desirability of the area as a business
                                      location;

                                 o    the strength and nature of the local
                                      economy (including labor costs and
                                      quality, tax environment and quality of
                                      life for employees); and

                                 o    the suitability of a space for re-leasing
                                      without significant build-out costs.

                                 Moreover, the cost of refitting office space
                                 for a new tenant is often higher than the cost
                                 of refitting other types of property.

                                 Included in the office properties referenced
                                 above are 2 medical office properties, which
                                 secure approximately 0.6% of the initial
                                 outstanding pool balance (representing 0.7% of
                                 the initial outstanding loan group 1

                                      S-50

                                 balance). The performance of a medical office
                                 property may depend on the proximity of such
                                 property to a hospital or other health care
                                 establishment and on reimbursements for patient
                                 fees from private or government-sponsored
                                 insurance companies. The sudden closure of a
                                 nearby hospital may adversely affect the value
                                 of a medical office property. In addition, the
                                 performance of a medical office property may
                                 depend on reimbursements for patient fees from
                                 private or government-sponsored insurers and
                                 issues related to reimbursement (ranging from
                                 non payment to delays in payment) from such
                                 insurers could adversely impact cash flow at
                                 such mortgaged properties. Moreover, medical
                                 office properties appeal to a narrow market of
                                 tenants and the value of a medical office
                                 property may be adversely affected by the
                                 availability of competing medical office
                                 properties.

A LARGE CONCENTRATION OF
RETAIL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF RETAIL PROPERTIES       49 of the mortgaged properties, securing 23.1%
                                 of the initial outstanding pool balance
                                 (representing 27.1% of the initial outstanding
                                 loan group 1 balance), are retail properties.
                                 The quality and success of a retail property's
                                 tenants significantly affect the property's
                                 value. The success of retail properties can be
                                 adversely affected by local competitive
                                 conditions and changes in consumer spending
                                 patterns. A borrower's ability to make debt
                                 service payments can be adversely affected if
                                 rents are based on a percentage of the tenant's
                                 sales and sales decline or if the closure of
                                 one store gives rise to lease provisions
                                 permitting the closure of another store.

                                 An "anchor tenant" is proportionately larger in
                                 size than other tenants at a retail property
                                 and is considered to be vital in attracting
                                 customers to a retail property, whether or not
                                 the anchor tenant's premises are part of the
                                 mortgaged property. 31 of the mortgaged
                                 properties, securing 20.4% of the initial
                                 outstanding pool balance (representing 24.0% of
                                 the initial outstanding loan group 1 balance),
                                 are properties considered by the applicable
                                 seller to be occupied by, leased to or adjacent
                                 to one or more anchor tenants.

                                 The presence or absence of an anchor store in a
                                 shopping center also can be important because
                                 anchor stores play a key role in generating
                                 customer traffic and making a center desirable
                                 for other tenants. Consequently, the economic
                                 performance of an anchored retail property will
                                 be adversely affected by:

                                 o    an anchor store's failure to renew its
                                      lease;

                                 o    termination of an anchor store's lease;

                                 o    the bankruptcy or economic decline of an
                                      anchor store or self-owned anchor or the
                                      parent company thereof; or

                                 o    the cessation of the business of an anchor
                                      store at the shopping center, even if, as
                                      a tenant, it continues to pay rent.

                                 There may be retail properties with anchor
                                 stores that are permitted to cease operating at
                                 any time if certain other stores are not
                                 operated at those locations. Furthermore, there
                                 may be non-anchor tenants that are

                                      S-51

                                 permitted to offset all or a portion of their
                                 rent, pay rent based solely on a percentage of
                                 their sales, or terminate their leases if
                                 certain anchor stores and/or major tenants are
                                 either not operated or fail to meet certain
                                 business objectives.

                                 Retail properties also face competition from
                                 sources outside a given real estate market. For
                                 example, all of the following compete with more
                                 traditional retail properties for consumer
                                 dollars: factory outlet centers, discount
                                 shopping centers and clubs, catalogue
                                 retailers, home shopping networks, internet web
                                 sites and telemarketing. Continued growth of
                                 these alternative retail outlets, which often
                                 have lower operating costs, could adversely
                                 affect the rents collectible at the retail
                                 properties included in the mortgage pool, as
                                 well as the income from, and market value of,
                                 the mortgaged properties. Moreover, additional
                                 competing retail properties may be built in the
                                 areas where the retail properties are located,
                                 which could adversely affect the rents
                                 collectible at the retail properties included
                                 in the mortgage pool, as well as the income
                                 from, and market value of, the mortgaged
                                 properties.

MULTIFAMILY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY
PROPERTIES                       105 of the mortgaged properties, representing
                                 21.8% of the initial outstanding pool balance
                                 (which include 56 mortgaged properties in loan
                                 group 1, representing 8.1% of the initial
                                 outstanding loan group 1 balance, and 49
                                 mortgaged properties in loan group 2,
                                 representing 100.0% of the initial outstanding
                                 loan group 2 balance), are multifamily
                                 properties (including 74 residential
                                 cooperative properties).

                                 A large number of factors may affect the value
                                 and successful operation of these multifamily
                                 properties, including:

                                 o    the physical attributes of the apartment
                                      building, such as its age, appearance and
                                      construction quality;

                                 o    the location of the property;

                                 o    the ability of management to provide
                                      adequate maintenance and insurance;

                                 o    the types of services and amenities
                                      provided at the property;

                                 o    the property's reputation;

                                 o    the level of mortgage interest rates and
                                      income and economic conditions (which may
                                      encourage tenants to purchase rather than
                                      rent housing);

                                 o    the presence of competing properties;

                                 o    adverse local or national economic
                                      conditions which may limit the rent that
                                      may be charged and which may result in
                                      increased vacancies;

                                 o    the tenant mix (such as tenants being
                                      predominantly students or military
                                      personnel or employees of a particular
                                      business) and

                                      S-52

                                      requirements that tenants meet certain
                                      criteria (such as age restrictions for
                                      senior housing);

                                 o    state and local regulations (which may
                                      limit the ability to increase rents); and

                                 o    government assistance/rent subsidy
                                      programs (which may influence tenant
                                      mobility).

                                 In addition to state regulation of the landlord
                                 tenant relationship, certain counties and
                                 municipalities impose rent control on apartment
                                 buildings. These ordinances may limit rent
                                 increases to fixed percentages, to percentages
                                 of increases in the consumer price index, to
                                 increases set or approved by a governmental
                                 agency, or to increases determined through
                                 mediation or binding arbitration. Any
                                 limitations on a borrower's ability to raise
                                 property rents may impair such borrower's
                                 ability to repay its multifamily loan from its
                                 net operating income or the proceeds of a sale
                                 or refinancing of the related multifamily
                                 property.

                                 Certain of the mortgage loans are secured or
                                 may be secured in the future by mortgaged
                                 properties that are subject to certain
                                 affordable housing covenants and other
                                 covenants and restrictions with respect to
                                 various tax credit, city, state and federal
                                 housing subsidies, rent stabilization or
                                 similar programs, in respect of various units
                                 within the mortgaged properties. The
                                 limitations and restrictions imposed by these
                                 programs could result in losses on the mortgage
                                 loans. In addition, in the event that the
                                 program is cancelled, it could result in less
                                 income for the project. These programs may
                                 include, among others:

                                 o    rent limitations that would adversely
                                      affect the ability of borrower to increase
                                      rents to maintain the condition of their
                                      mortgaged properties and satisfy operating
                                      expense; and

                                 o    tenant income restrictions that may reduce
                                      the number of eligible tenants in those
                                      mortgaged properties and result in a
                                      reduction in occupancy rates.

                                 The difference in rents between subsidized or
                                 supported properties and other multifamily
                                 rental properties in the same area may not be a
                                 sufficient economic incentive for some eligible
                                 tenants to reside at a subsidized or supported
                                 property that may have fewer amenities or be
                                 less attractive as a residence. As a result,
                                 occupancy levels at a subsidized or supported
                                 property may decline, which may adversely
                                 affect the value and successful operation of
                                 such property.

                                      S-53

A LARGE CONCENTRATION OF
RESIDENTIAL COOPERATIVE
PROPERTIES IN THE MORTGAGE
POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF RESIDENTIAL
COOPERATIVE PROPERTIES           74 of the mortgaged properties, securing 9.0%
                                 of the initial outstanding pool balance (which
                                 include 51 mortgage loans in loan group 1,
                                 representing 6.9% of the initial outstanding
                                 loan group 1 balance, and 23 mortgage loans in
                                 loan group 2, representing 21.4% of the initial
                                 outstanding loan group 2 balance), are
                                 residential cooperative properties. Various
                                 factors may adversely affect the economic
                                 performance of residential cooperative
                                 properties, which could adversely affect
                                 payments on your Certificates, including:

                                 o    the ability of tenants to remain in a
                                      cooperative property after its conversion
                                      from a rental property, at below market
                                      rents and subject to applicable rent
                                      control and stabilization laws;

                                 o    the primary dependence of a borrower upon
                                      maintenance payments and any rental income
                                      from units or commercial areas to meet
                                      debt service obligations;

                                 o    the concentration of shares relating to
                                      occupied rental units of the sponsor,
                                      owner or investor after conversion from
                                      rental housing, which may result in an
                                      inability to meet debt service obligations
                                      on the corporation's mortgage loan if the
                                      sponsor, owner or investor is unable to
                                      make the required maintenance payments;

                                 o    the failure of a borrower to qualify for
                                      favorable tax treatment as a "cooperative
                                      housing corporation" each year, which may
                                      reduce the cash flow available to make
                                      payments on the related mortgage loan; and

                                 o    that, upon foreclosure, in the event a
                                      cooperative property becomes a rental
                                      property, all or certain units at such
                                      rental property could be subject to rent
                                      control, stabilization and tenants' rights
                                      laws, at below market rents, which may
                                      affect rental income levels and the
                                      marketability and sale proceeds of the
                                      rental property as a whole.

                                 A residential cooperative building and the land
                                 under the building are owned or leased by a
                                 non-profit residential cooperative corporation.
                                 The cooperative owns all the units in the
                                 building and all common areas. Its tenants own
                                 stock, shares or membership certificates in the
                                 corporation. This ownership entitles the
                                 tenant-stockholders to proprietary leases or
                                 occupancy agreements which confer exclusive
                                 rights to occupy specific units. Generally, the
                                 tenant-stockholders make monthly maintenance
                                 payments which represent their share of the
                                 cooperative corporation's mortgage loan
                                 payments, real property taxes, maintenance,
                                 contributions to reserves and other expenses,
                                 less any income the corporation may receive.
                                 These payments are in addition to any payments
                                 of principal and interest the
                                 tenant-stockholder may be required to make on
                                 any loans secured by its shares in the
                                 cooperative.

                                 In certain instances, an apartment building or
                                 a portion thereof and the land thereunder may
                                 be converted to the condominium form of
                                 ownership, and thereby be divided into 2 or
                                 more condominium units. Generally, in such
                                 instances, the non-profit cooperative
                                 corporation

                                      S-54

                                 does not own the entire apartment building and
                                 the land under the building, but rather owns a
                                 single condominium unit that generally
                                 comprises the residential portions of such
                                 apartment building. The other condominium units
                                 in such apartment building will generally
                                 comprise commercial space and will generally be
                                 owned by persons or entities other than the
                                 non-profit cooperative corporation. In
                                 instances where an apartment building has been
                                 converted to the condominium form of ownership,
                                 certain of the common areas in such building
                                 may be owned by the non-profit cooperative
                                 corporation and other common areas (often
                                 including the land under the building) may
                                 constitute common elements of the condominium,
                                 which common elements are owned in common by
                                 the non-profit cooperative corporation and the
                                 owners of the other condominium units. Where
                                 the apartment building has been submitted to
                                 the condominium form of ownership, each
                                 condominium unit owner will be directly
                                 responsible for the payment of real estate
                                 taxes on such owner's unit. Certain specified
                                 maintenance and other obligations, including
                                 hazard and liability insurance premiums, may
                                 not be the direct responsibility of the
                                 non-profit cooperative corporation but rather
                                 will be the responsibility of the condominium
                                 board of managers. The ability of the
                                 condominium board of managers to pay certain
                                 expenses of the building will be dependent upon
                                 the payment by all condominium unit owners of
                                 common charges assessed by the condominium
                                 board of managers. 1 mortgaged property,
                                 securing 0.2% of the initial outstanding pool
                                 balance, represents a residential cooperative
                                 that has been converted to the condominium form
                                 of ownership (representing 0.2% of the initial
                                 loan group 1 balance).

A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY
PROPERTIES                       7 of the mortgaged properties, securing 6.8% of
                                 the initial outstanding pool balance (all of
                                 which secure mortgage loans in loan group 1,
                                 representing 8.0% of the initial outstanding
                                 loan group 1 balance) are secured by
                                 hospitality properties. Various factors may
                                 adversely affect the economic performance of a
                                 hospitality property, including:

                                 o    adverse economic and social conditions,
                                      either local, regional, national or
                                      international which may limit the amount
                                      that can be charged for a room and reduce
                                      occupancy levels;

                                 o    the construction of competing hotels or
                                      resorts;

                                 o    continuing expenditures for modernizing,
                                      refurbishing and maintaining existing
                                      facilities prior to the expiration of
                                      their anticipated useful lives;

                                 o    franchise affiliation (or lack thereof);

                                 o    a deterioration in the financial strength
                                      or managerial capabilities of the owner
                                      and/or operator of a hotel; and

                                 o    changes in travel patterns, terrorist
                                      attacks, increases in energy prices,
                                      strikes, relocation of highways or the
                                      construction of additional highways.

                                      S-55

                                 Because hotel rooms generally are rented for
                                 short periods of time, the financial
                                 performance of hotels tends to be affected by
                                 adverse economic conditions and competition
                                 more quickly than are other types of commercial
                                 properties.

                                 Moreover, the hotel and lodging industry is
                                 generally seasonal in nature. This seasonality
                                 can be expected to cause periodic fluctuations
                                 in a hotel property's revenues, occupancy
                                 levels, room rates and operating expenses.

                                 The laws and regulations relating to liquor
                                 licenses generally prohibit the transfer of
                                 such license to any other person. In the event
                                 of a foreclosure of a hotel property with a
                                 liquor license, the trustee or a purchaser in a
                                 foreclosure sale would likely have to apply for
                                 a new license. There can be no assurance that a
                                 new liquor license could be obtained promptly
                                 or at all. The lack of a liquor license in a
                                 full service hotel could have an adverse impact
                                 on the revenue generated by the hotel.

                                 A mortgage loan secured by hotel property may
                                 be affiliated with a franchise company through
                                 a franchise agreement or a hotel management
                                 company through a management agreement. The
                                 performance of a hotel property affiliated with
                                 a franchise or hotel management company depends
                                 in part on the continued existence, reputation
                                 and financial strength of the franchisor or
                                 hotel management company and,

                                 o    the public perception of the franchise or
                                      management company or hotel chain service
                                      mark; and

                                 o    the duration of the franchise licensing
                                      agreement or management agreement.

                                 Any provision in a franchise agreement
                                 providing for termination because of the
                                 bankruptcy of a franchisor generally will not
                                 be enforceable. Replacement franchises may
                                 require significantly higher fees. The
                                 transferability of franchise license agreements
                                 is restricted. In the event of a foreclosure,
                                 the lender or its agent would not have the
                                 right to use the franchise license without the
                                 franchisor's consent.

INDUSTRIAL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT
YOUR INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES   15 of the mortgaged properties, securing 2.1%
                                 of the initial outstanding pool balance (and
                                 representing 2.5% of the initial outstanding
                                 loan group 1 balance), are industrial
                                 properties. Various factors may adversely
                                 affect the economic performance of these
                                 industrial properties, which could adversely
                                 affect payments on your Certificates,
                                 including:

                                 o    reduced demand for industrial space
                                      because of a decline in a particular
                                      industry segment;

                                 o    increased supply of competing industrial
                                      space because of relative ease in
                                      constructing buildings of this type;

                                 o    a property becoming functionally obsolete;

                                      S-56

                                 o    insufficient supply of labor to meet
                                      demand;

                                 o    changes in access to the property, energy
                                      prices, strikes, relocation of highways or
                                      the construction of additional highways;

                                 o    location of the property in relation to
                                      access to transportation;

                                 o    suitability for a particular tenant;

                                 o    building design and adaptability;

                                 o    a change in the proximity of supply
                                      sources; and

                                 o    environmental hazards.

MANUFACTURED HOUSING COMMUNITY
PROPERTIES IN THE MORTGAGE
POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF MANUFACTURED HOUSING
COMMUNITY PROPERTIES             3 of the mortgaged properties, securing 2.0% of
                                 the initial outstanding pool balance (which
                                 mortgaged properties secure mortgage loans in
                                 loan group 1 representing 2.4% of the initial
                                 outstanding loan group 1 balance), are
                                 manufactured housing community properties.
                                 Various factors may adversely affect the
                                 economic performance of these manufactured
                                 housing community properties, which could
                                 adversely affect payments on your Certificates,
                                 including:

                                 o    the physical attributes of the community
                                      (e.g., age, condition and design);

                                 o    the location of the community;

                                 o    the services and amenities provided by the
                                      community and its management (including
                                      maintenance and insurance);

                                 o    the strength and nature of the local
                                      economy (which may limit the amount that
                                      may be charged, the timely payments of
                                      those amounts, and may reduce occupancy
                                      levels);

                                 o    state and local regulations (which may
                                      affect the property owner's ability to
                                      increase amounts charged or limit the
                                      owner's ability to convert the property to
                                      an alternate use);

                                 o    competing residential developments in the
                                      local market, such as other manufactured
                                      housing communities, apartment buildings
                                      and single family homes;

                                 o    the property's reputation;

                                 o    the availability of public water and sewer
                                      facilities, or the adequacy of any such
                                      privately-owned facilities; and

                                 o    the property may not be readily
                                      convertible to an alternate use.

                                      S-57

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                3 of the mortgaged properties, securing
                                 mortgage loans representing 1.1% of the initial
                                 outstanding pool balance (which include 2
                                 mortgaged properties in loan group 1,
                                 representing 1.2% of the initial outstanding
                                 loan group 1 balance, and 1 mortgaged property
                                 in loan group 2, representing 0.8% of the
                                 initial outstanding loan group 2 balance), are
                                 subject to a first mortgage lien on a leasehold
                                 interest under a ground lease. In addition, 1
                                 of the mortgaged properties, securing a
                                 mortgage loan representing 2.6% of the initial
                                 outstanding pool balance (which mortgage loan
                                 is in loan group 1, representing 3.0% of the
                                 initial outstanding loan group 1 balance), is
                                 secured by a first mortgage lien on a fee
                                 interest in a portion of the mortgaged property
                                 and a leasehold interest in the remainder of
                                 the mortgaged property. In circumstances where
                                 both the fee and leasehold interest in the
                                 entire mortgaged property are encumbered, we
                                 have treated that as simply an encumbered fee
                                 interest.

                                 Leasehold mortgage loans are subject to certain
                                 risks not associated with mortgage loans
                                 secured by a lien on the fee estate of the
                                 borrower. The most significant of these risks
                                 is that if the borrower's leasehold were to be
                                 terminated upon a lease default, the lender
                                 would lose its security. Generally, each
                                 related ground lease requires the lessor to
                                 give the lender notice of the borrower's
                                 defaults under the ground lease and an
                                 opportunity to cure them, permits the leasehold
                                 interest to be assigned to the lender or the
                                 purchaser at a foreclosure sale, in some cases
                                 only upon the consent of the lessor, and
                                 contains certain other protective provisions
                                 typically included in a "mortgageable" ground
                                 lease.

                                 In addition, certain of the mortgaged
                                 properties are subject to various use
                                 restrictions imposed by the related ground
                                 lease, and these limitations could adversely
                                 affect the ability of the related borrower to
                                 lease or sell the mortgaged property on
                                 favorable terms, thus adversely affecting the
                                 borrower's ability to fulfill its obligations
                                 under the related mortgage loan.

                                 Upon the bankruptcy of a lessor or a lessee
                                 under a ground lease, the debtor entity has the
                                 right to assume or reject the lease. If a
                                 debtor lessor rejects the lease, the lessee has
                                 the right to remain in possession of its leased
                                 premises for the rent otherwise payable under
                                 the lease for the term of the lease (including
                                 renewals). If a debtor lessee/borrower rejects
                                 any or all of the lease, the leasehold lender
                                 could succeed to the lessee/borrower's position
                                 under the lease only if the lessor specifically
                                 grants the lender such right. If both the
                                 lessor and the lessee/borrowers are involved in
                                 bankruptcy proceedings, the trustee may be
                                 unable to enforce the bankrupt
                                 lessee/borrower's right to refuse to treat a
                                 ground lease rejected by a bankrupt lessor as
                                 terminated. In such circumstances, a lease
                                 could be terminated notwithstanding lender
                                 protection provisions contained therein or in
                                 the mortgage.

                                 In a recent decision by the United States Court
                                 of Appeals for the Seventh Circuit (Precision
                                 Indus. V. Qualitech Steel SBQ, LLC, 327 F.3d
                                 537 (7th Cir. 2003)) the court ruled with
                                 respect to an unrecorded lease of real property
                                 that where a statutory sale of the fee interest
                                 in leased property occurs under Section 363(f)
                                 of the Bankruptcy Code

                                      S-58

                                 (11 U.S.C. Section 363(f)) upon the bankruptcy
                                 of a landlord, such sale terminates a lessee's
                                 possessory interest in the property, and the
                                 purchaser assumes title free and clear of any
                                 interest, including any leasehold estates.
                                 Pursuant to Section 363(e) of the Bankruptcy
                                 Code (11 U.S.C. Section 363(a)), a lessee may
                                 request the bankruptcy court to prohibit or
                                 condition the statutory sale of the property so
                                 as to provide adequate protection of the
                                 leasehold interests; however, the court ruled
                                 that this provision does not ensure continued
                                 possession of the property, but rather entitles
                                 the lessee to compensation for the value of its
                                 leasehold interest, typically from the sale
                                 proceeds. While there are certain circumstances
                                 under which a "free and clear" sale under
                                 Section 363(f) of the Bankruptcy Code would not
                                 be authorized (including that the lessee could
                                 not be compelled in a legal or equitable
                                 proceeding to accept a monetary satisfaction of
                                 his possessory interest, and that none of the
                                 other conditions of Section 363(f)(1)-(4) of
                                 the Bankruptcy Code otherwise permits the
                                 sale), we cannot provide assurances that those
                                 circumstances would be present in any proposed
                                 sale of a leased premises. As a result, we
                                 cannot provide assurances that, in the event of
                                 a statutory sale of leased property pursuant to
                                 Section 363(f) of the Bankruptcy Code, the
                                 lessee may be able to maintain possession of
                                 the property under the ground lease. In
                                 addition, we cannot provide assurances that the
                                 lessee and/or the lender will be able to recoup
                                 the full value of the leasehold interest in
                                 bankruptcy court.

                                 Some of the ground leases securing the
                                 mortgaged properties provide that the ground
                                 rent payable thereunder increases during the
                                 term of the lease. These increases may
                                 adversely affect the cash flow and net income
                                 of the borrower from the mortgaged property.

TENANCIES IN COMMON MAY HINDER
RECOVERY                         Borrowers under 8 mortgage loans, representing
                                 8.8% of the initial outstanding pool balance
                                 (which include Mortgage Loan Nos. 2, 16, 40,
                                 43, 60, 61, 109 and 157) own the related
                                 mortgaged property as tenants-in-common. In
                                 general, with respect to a tenant-in-common
                                 ownership structure, each tenant-in-common owns
                                 an undivided interest in the property and if
                                 such tenant-in-common desires to sell its
                                 interest in the property (and is unable to find
                                 a buyer or otherwise needs to force a
                                 partition) the tenant-in-common has the ability
                                 to request that a court order a sale of the
                                 property and distribute the proceeds to each
                                 tenant-in-common proportionally.

                                 The bankruptcy, dissolution or action for
                                 partition by one or more of the
                                 tenants-in-common could result in an early
                                 repayment of the related mortgage loan, a
                                 significant delay in recovery against the
                                 tenant-in-common mortgagors, a material
                                 impairment in property management and a
                                 substantial decrease in the amount recoverable
                                 upon the related mortgage loan. In some cases,
                                 the related mortgage loan documents provide for
                                 full recourse to the related tenant-in-common
                                 borrower or the guarantor if a tenant-in-common
                                 files for partition or bankruptcy. In some
                                 cases, the related tenant-in-common borrower
                                 waived its right to partition, reducing the
                                 risk of partition. However, there can be no
                                 assurance that, if challenged, this waiver
                                 would be enforceable. In most cases, the
                                 related tenant-in-common borrower is a special
                                 purpose entity (in some cases
                                 bankruptcy-remote), reducing the risk of
                                 bankruptcy. The tenant-in-common structure may
                                 cause delays in the enforcement of remedies
                                 because each time a tenant-in-common

                                      S-59

                                 borrower files for bankruptcy, the bankruptcy
                                 court stay will be reinstated. There can be no
                                 assurance that a bankruptcy proceeding by a
                                 single tenant-in-common borrower will not delay
                                 enforcement of this mortgage loan.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY
AND MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES    Certain tenants at some of the mortgaged
                                 properties may have been, may currently be or
                                 may in the future become a party to a
                                 bankruptcy proceeding. The bankruptcy or
                                 insolvency of a major tenant, or a number of
                                 smaller tenants, in retail, industrial and
                                 office properties may adversely affect the
                                 income produced by the property. Under the
                                 federal bankruptcy code, a tenant/debtor has
                                 the option of affirming or rejecting any
                                 unexpired lease. If the tenant rejects the
                                 lease, the landlord's claim for breach of the
                                 lease would be a general unsecured claim
                                 against the tenant, absent collateral securing
                                 the claim. The claim would be limited to the
                                 unpaid rent under the lease for the periods
                                 prior to the bankruptcy petition, or earlier
                                 surrender of the leased premises, plus the rent
                                 under the lease for the greater of 1 year, or
                                 15%, not to exceed 3 years, of the remaining
                                 term of such lease. The actual amount of the
                                 recovery could be less than the amount of the
                                 claim.

ENVIRONMENTAL LAWS ENTAIL
RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     Various environmental laws may make a current
                                 or previous owner or operator of real property
                                 liable for the costs of removal or remediation
                                 of hazardous or toxic substances on, under or
                                 adjacent to such property. Those laws often
                                 impose liability whether or not the owner or
                                 operator knew of, or was responsible for, the
                                 presence of the hazardous or toxic substances.
                                 For example, certain laws impose liability for
                                 release of asbestos-containing materials into
                                 the air or require the removal or containment
                                 of asbestos-containing materials. In some
                                 states, contamination of a property may give
                                 rise to a lien on the property to assure
                                 payment of the costs of cleanup. In some
                                 states, this lien has priority over the lien of
                                 a pre-existing mortgage. Additionally, third
                                 parties may seek recovery from owners or
                                 operators of real properties for cleanup costs,
                                 property damage or personal injury associated
                                 with releases of, or other exposure to
                                 hazardous substances related to the properties.

                                 The owner's liability for any required
                                 remediation generally is not limited by law and
                                 could, accordingly, exceed the value of the
                                 property and/or the aggregate assets of the
                                 owner. The presence of hazardous or toxic
                                 substances also may adversely affect the
                                 owner's ability to refinance the property or to
                                 sell the property to a third party. The
                                 presence of, or strong potential for
                                 contamination by, hazardous substances
                                 consequently can have a materially adverse
                                 effect on the value of the property and a
                                 borrower's ability to repay its mortgage loan.

                                 In addition, under certain circumstances, a
                                 lender (such as the trust) could be liable for
                                 the costs of responding to an environmental
                                 hazard.

                                      S-60

ENVIRONMENTAL RISKS RELATING
TO SPECIFIC MORTGAGED
PROPERTIES MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                     In general, in connection with the origination
                                 of the mortgage loans, environmental site
                                 assessments were prepared for the related
                                 mortgaged properties. In all cases where such
                                 environmental site assessments were prepared,
                                 the minimum standard required for such
                                 environmental site assessments was generally a
                                 Phase I type of environmental site assessment.
                                 Phase I environmental site assessments
                                 generally include a site inspection, interview
                                 of knowledgeable persons, review of certain
                                 records and government databases, and
                                 preparation of a report by an environmental
                                 professional, but do not usually include
                                 sampling and laboratory analysis.

                                 With respect to the mortgaged properties for
                                 which environmental site assessments (or
                                 updates of previous assessments), were prepared
                                 on or after April 1, 2004 (which secure
                                 mortgage loans representing 99.9% of the
                                 initial outstanding pool balance, representing
                                 99.9% of the initial outstanding loan group 1
                                 balance), the related seller has represented to
                                 us that, as of the cut-off date and subject to
                                 certain specified exceptions, it had no
                                 knowledge of any material and adverse
                                 environmental condition or circumstance
                                 affecting such mortgaged property that was not
                                 disclosed in such assessment.

                                 With respect to the mortgaged properties for
                                 which environmental site assessments were
                                 prepared prior to April 1, 2004 or for which no
                                 environmental site assessments exist (which
                                 secure mortgage loans, representing 0.1% of the
                                 initial outstanding pool balance, representing
                                 0.1% of the initial outstanding loan group 1
                                 balance), the related seller has represented to
                                 us that, as of the cut-off date and subject to
                                 certain specified exceptions:

                                 o   no hazardous material is present on such
                                     mortgaged property such that (a) the value,
                                     use or operation of such mortgaged property
                                     is materially and adversely affected or (b)
                                     under applicable federal, state or local
                                     law, (i) such hazardous material could be
                                     required to be eliminated at a cost
                                     materially and adversely affecting the
                                     value of the mortgaged property before such
                                     mortgaged property could be altered,
                                     renovated, demolished or transferred or
                                     (ii) the presence of such hazardous
                                     material could (upon action by the
                                     appropriate governmental authorities)
                                     subject the owner of such mortgaged
                                     property, or the holders of a security
                                     interest therein, to liability for the cost
                                     of eliminating such hazardous material or
                                     the hazard created thereby at a cost
                                     materially and adversely affecting the
                                     value of the mortgaged property; and

                                 o   such mortgaged property is in material
                                     compliance with all applicable federal,
                                     state and local laws pertaining to
                                     hazardous materials or environmental
                                     hazards, any noncompliance with such laws
                                     does not have a material adverse effect on
                                     the value of such mortgaged property and
                                     neither the applicable seller nor, to such
                                     seller's knowledge, the related borrower or
                                     any current tenant thereon, has received
                                     any notice of violation or potential
                                     violation of any such law.

                                 The environmental assessments generally did not
                                 disclose the presence or risk of environmental
                                 contamination that is considered materially

                                      S-61

                                 adverse to the interests of the holders of the
                                 Certificates and the value of the mortgage
                                 loan; however, in certain cases, such
                                 assessments did reveal conditions that resulted
                                 in requirements that the related borrowers
                                 establish operations and maintenance plans,
                                 monitor the mortgaged property or nearby
                                 properties, abate or remediate the condition,
                                 establish a reserve fund at the origination of
                                 the mortgage loan, provide additional security
                                 such as letters of credit or stand-alone
                                 secured creditor impaired property policies,
                                 and/or take other actions necessary to address
                                 such adverse conditions. We cannot assure you,
                                 however, that the environmental assessments
                                 revealed or accurately quantified all existing
                                 or potential environmental risks or that all
                                 adverse environmental conditions have been
                                 completely abated or remediated or that any
                                 reserves, insurance or operations and
                                 maintenance plans will be sufficient to
                                 remediate the environmental conditions.
                                 Moreover, we cannot assure you that: (i) future
                                 laws, ordinances or regulations will not impose
                                 any material environmental liability; or (ii)
                                 the current environmental condition of the
                                 mortgaged properties will not be adversely
                                 affected by tenants or by the condition of land
                                 or operations in the vicinity of the mortgaged
                                 properties (such as any leaking underground
                                 storage tanks).

                                 With respect to certain residential cooperative
                                 properties, relating to mortgage loans in the
                                 aggregate amount of $3,383,378 and sold to the
                                 trust by NCB, FSB (representing 0.2% of the
                                 initial outstanding pool balance, representing
                                 0.2% of the initial outstanding loan group 1
                                 balance and representing 0.2% of the initial
                                 outstanding loan group 2 balance), ASTM
                                 transaction screens were conducted in lieu of
                                 Phase I environmental site assessments.

                                 Portions of some of the mortgaged properties
                                 securing the mortgage loans were previously
                                 operated as or are located near other
                                 properties currently or previously operated as
                                 on-site dry-cleaners or gasoline stations. Both
                                 types of operations involve the use and storage
                                 of hazardous materials, leading to an increased
                                 risk of liability to the tenant, the landowner
                                 and, under certain circumstances, a lender
                                 (such as the trust) under environmental laws.
                                 Dry-cleaners and gasoline station operators may
                                 be required to obtain various environmental
                                 permits or licenses in connection with their
                                 operations and activities and to comply with
                                 various environmental laws, including those
                                 governing the use and storage of hazardous
                                 materials. These operations incur ongoing costs
                                 to comply with environmental laws governing,
                                 among other things, containment systems and
                                 underground storage tank systems. In addition,
                                 any liability to borrowers under environmental
                                 laws, especially in connection with releases
                                 into the environment of gasoline, dry-cleaning
                                 solvents or other hazardous materials from
                                 underground storage tank systems or otherwise,
                                 could adversely impact the related borrower's
                                 ability to repay the related mortgage loan.

                                 In addition, problems associated with mold may
                                 pose risks to real property and may also be the
                                 basis for personal injury claims against a
                                 borrower. Although, in general, the mortgaged
                                 properties are required to be inspected
                                 periodically, there is no set of generally
                                 accepted standards for the assessment of mold
                                 currently in place. Problems associated with
                                 mold could result in the interruption of cash
                                 flow, remediation expenses and litigation which
                                 could adversely impact collections from a
                                 mortgaged property. In addition, many of the

                                      S-62

                                 insurance policies presently covering the
                                 mortgaged properties may specifically exclude
                                 losses due to mold.

                                 Before either special servicer acquires title
                                 to a mortgaged property on behalf of the trust
                                 or assumes operation of the property, it must
                                 obtain an environmental assessment of the
                                 property, or rely on a recent environmental
                                 assessment. This requirement will decrease the
                                 likelihood that the trust will become liable
                                 under any environmental law. However, this
                                 requirement may effectively preclude
                                 foreclosure until a satisfactory environmental
                                 assessment is obtained, or until any required
                                 remedial action is thereafter taken. There is
                                 accordingly some risk that the mortgaged
                                 property will decline in value while this
                                 assessment is being obtained. Moreover, we
                                 cannot assure you that this requirement will
                                 effectively insulate the trust from potential
                                 liability under environmental laws. Any such
                                 potential liability could reduce or delay
                                 payments to the certificateholders.

IF A BORROWER IS UNABLE TO
REPAY ITS LOAN ON ITS MATURITY
DATE, YOU MAY EXPERIENCE A
LOSS                             173 of the mortgage loans (including
                                 hyperamortizing mortgage loans), representing
                                 95.6% of the initial outstanding pool balance
                                 (which include 127 mortgage loans in loan group
                                 1, representing 95.3% of the initial
                                 outstanding loan group 1 balance, and 46
                                 mortgage loans in loan group 2, representing
                                 97.4% of the initial outstanding loan group 2
                                 balance), are balloon loans. For purposes of
                                 this prospectus supplement, we consider a
                                 mortgage loan to be a "balloon loan" if its
                                 principal balance is not scheduled to be fully
                                 or substantially amortized by the loan's
                                 respective anticipated repayment date (in the
                                 case of a hyperamortizing loan) or maturity
                                 date. We cannot assure you that each borrower
                                 will have the ability to repay the principal
                                 balance outstanding on the pertinent date,
                                 especially under a scenario where interest
                                 rates have increased from the historically low
                                 interest rates in effect at the time that most
                                 of the mortgage loans were originated. Balloon
                                 loans involve greater risk than fully
                                 amortizing loans because the borrower's ability
                                 to repay the loan on its anticipated repayment
                                 date or maturity date typically will depend
                                 upon its ability either to refinance the loan
                                 or to sell the mortgaged property at a price
                                 sufficient to permit repayment. A borrower's
                                 ability to achieve either of these goals will
                                 be affected by a number of factors, including:

                                 o    the availability of, and competition for,
                                      credit for commercial real estate
                                      projects;

                                 o    prevailing interest rates;

                                 o    the fair market value of the related
                                      mortgaged property;

                                 o    the borrower's equity in the related
                                      mortgaged property;

                                 o    the borrower's financial condition;

                                 o    the operating history and occupancy level
                                      of the mortgaged property;

                                 o    tax laws; and

                                 o    prevailing general and regional economic
                                      conditions.

                                      S-63

                                 The availability of funds in the credit markets
                                 fluctuates over time.

                                 None of the sellers or their respective
                                 affiliates are under any obligation to
                                 refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES     Except as set forth below, each of the sellers
                                 will represent that, to its knowledge, none of
                                 the other mortgaged properties secure any loans
                                 that are subordinate to the related mortgage
                                 loan unless such other loans are included in
                                 the trust. However, the sellers generally have
                                 not obtained updated title reports or otherwise
                                 taken steps to confirm that no such additional
                                 secured subordinate financing exists.

                                 18 mortgage loans, which are not secured by a
                                 residential cooperative property, representing
                                 2.5% of the initial outstanding pool balance
                                 (and representing 2.9% of the initial
                                 outstanding loan group 1 balance), permit the
                                 related borrowers to incur future additional
                                 subordinate financing secured by the related
                                 mortgaged properties either without prior
                                 lender approval or upon the satisfaction of
                                 certain conditions.

                                 The borrowers under 7 of the mortgage loans
                                 that are secured by low income multifamily
                                 housing, representing 1.7% of the initial
                                 outstanding pool balance (and representing
                                 11.2% of the initial outstanding loan group 2
                                 balance), have incurred a limited amount of
                                 indebtedness from local housing administration
                                 agencies or social welfare organizations, and
                                 such indebtedness is secured by the related
                                 mortgaged property. Each of such indebtedness
                                 is subordinate to the related mortgage loan
                                 either by its terms or by a subordination
                                 agreement. With respect to 2 of such loans, the
                                 related borrower is not required to make
                                 payments on the subordinate loan until the
                                 earlier of a sale or transfer of the mortgaged
                                 property or the maturity date for the
                                 subordinate note.

                                 In general, the mortgage loans permit or do not
                                 prohibit additional financing that is not
                                 secured by the mortgaged property including,
                                 but not limited to, trade payables and
                                 indebtedness secured by equipment or other
                                 personal property located at the mortgaged
                                 property and/or permit or do not prohibit the
                                 owners or the constituent members of the
                                 borrower to incur indebtedness, including
                                 financings secured by a pledge of their
                                 interests in the borrower. In general,
                                 borrowers that have not agreed to certain
                                 special purpose covenants in the related
                                 mortgage loan documents may be permitted to
                                 incur additional financing that is not secured
                                 by the mortgaged property. The organizational
                                 documents for the borrowers under the
                                 residential cooperative mortgage loans in the
                                 trust and certain other mortgage loans in the
                                 trust (including all of the mortgage loans in
                                 the trust sold to the Depositor by
                                 Massachusetts Mutual Life Insurance Company) do
                                 not require the borrowers to be special purpose
                                 entities.

                                 The borrowers under 53 mortgage loans, which
                                 collectively represent 7.1% of the initial
                                 outstanding pool balance (which include 40
                                 mortgage loans in loan group 1, representing
                                 6.0% of the initial

                                      S-64

                                 outstanding loan group 1 balance, and 13
                                 mortgage loans in loan group 2, representing
                                 13.4% of the initial outstanding loan group 2
                                 balance), and which are secured by residential
                                 cooperative properties, are permitted to incur
                                 and/or have incurred a limited amount of
                                 indebtedness secured by the related mortgaged
                                 real properties. It is a condition of the
                                 occurrence of any future secured subordinate
                                 indebtedness on these mortgage loans that: (a)
                                 the total loan-to-value ratio of these loans be
                                 below certain thresholds and (b) that
                                 subordination agreements be put in place
                                 between the trustee and the related lenders.
                                 With respect to the mortgage loans secured by
                                 residential cooperative properties, the pooling
                                 and servicing agreement permits the applicable
                                 master servicer to grant consent to additional
                                 subordinate financing secured by the related
                                 cooperative property (even if the subordinate
                                 financing is prohibited by the terms of the
                                 related loan documents), subject to the
                                 satisfaction of certain conditions, including
                                 the condition that the maximum combined
                                 loan-to-value ratio does not exceed 40% on a
                                 loan-by-loan basis (based on the Value Co-op
                                 Basis of the related mortgaged property as set
                                 forth in the updated appraisal obtained in
                                 connection with the proposed indebtedness), the
                                 condition that the total subordinate financing
                                 secured by the related mortgaged property not
                                 exceed $7.5 million and the condition that the
                                 net proceeds of the subordinate debt be used
                                 principally for funding capital expenditures,
                                 major repairs or reserves. In all of the
                                 aforementioned cases, NCB, FSB or one of its
                                 affiliates is likely to be the lender on the
                                 subordinate financing, although it is not
                                 obligated to do so.

                                 6 mortgage loans, which are not secured by
                                 residential cooperative properties,
                                 representing 8.4% of the initial outstanding
                                 pool balance (and representing 9.9% of the
                                 initial outstanding loan group 1 balance),
                                 permit future mezzanine debt to be incurred
                                 upon the satisfaction of certain conditions.

                                 2 mortgage loans, representing 5.9% of the
                                 initial outstanding pool balance (and
                                 representing 6.9% of the initial outstanding
                                 loan group 1 balance), which are not secured by
                                 residential cooperative properties, have
                                 mezzanine debt currently in place.

                                 In the case of some or all of the Mortgage
                                 Loans with existing subordinate or mezzanine
                                 debt, the holder of the subordinate or
                                 mezzanine loan has the right to cure certain
                                 defaults occurring on the Mortgage Loan and/or
                                 the right to purchase the Mortgage Loan from
                                 the trust if certain defaults on the Mortgage
                                 Loan occur. The purchase price required to be
                                 paid in connection with such a purchase is
                                 generally equal to the outstanding principal
                                 balance of the Mortgage Loan, together with
                                 accrued and unpaid interest on, and all unpaid
                                 servicing expenses and advances relating to,
                                 the mortgage loan. The specific rights of the
                                 related subordinate or mezzanine lender with
                                 respect to any future subordinate or mezzanine
                                 debt will be specified in the related
                                 intercreditor agreement and may include rights
                                 substantially similar to the cure and
                                 repurchase rights described in the preceding
                                 sentence.

                                 For further information with respect to
                                 subordinate debt, mezzanine debt and other
                                 financing, see Appendix II.

                                      S-65

                                 No representation is made as to whether any
                                 other secured subordinate financing currently
                                 encumbers any mortgaged property or whether a
                                 third-party holds debt secured by a pledge of
                                 equity ownership interests in a related
                                 borrower. Debt that is incurred by the owner of
                                 equity in one or more borrowers and is secured
                                 by a guaranty of the borrower or by a pledge of
                                 the equity ownership interests in such
                                 borrowers effectively reduces the equity
                                 owners' economic stake in the related mortgaged
                                 property. The existence of such debt may reduce
                                 cash flow on the related borrower's mortgaged
                                 property after the payment of debt service and
                                 may increase the likelihood that the owner of a
                                 borrower will permit the value or income
                                 producing potential of a mortgaged property to
                                 suffer by not making capital infusions to
                                 support the mortgaged property.

                                 When a borrower, or its constituent members,
                                 also has one or more other outstanding loans,
                                 even if the loans are subordinated or are
                                 mezzanine loans not directly secured by the
                                 mortgaged property, the trust is subjected to
                                 additional risks. For example, the borrower may
                                 have difficulty servicing and repaying multiple
                                 loans. Also, the existence of another loan
                                 generally will make it more difficult for the
                                 borrower to obtain refinancing of the mortgage
                                 loan and may thus jeopardize the borrower's
                                 ability to repay any balloon payment due under
                                 the mortgage loan at maturity. Moreover, the
                                 need to service additional debt may reduce the
                                 cash flow available to the borrower to operate
                                 and maintain the mortgaged property.

                                 Additionally, if the borrower, or its
                                 constituent members, are obligated to another
                                 lender, actions taken by other lenders could
                                 impair the security available to the trust. If
                                 the other lender files an involuntary
                                 bankruptcy petition against the borrower, or
                                 the borrower files a voluntary bankruptcy
                                 petition to stay enforcement by that lender,
                                 the trust's ability to foreclose on the
                                 property will be automatically stayed, and
                                 principal and interest payments might not be
                                 made during the course of the bankruptcy case.
                                 The bankruptcy of the other lender also may
                                 operate to stay foreclosure by the trust.

                                 Further, if another loan secured by the
                                 mortgaged property is in default, the other
                                 lender may foreclose on the mortgaged property,
                                 absent an agreement to the contrary, thereby
                                 causing a delay in payments and/or an
                                 involuntary repayment of the mortgage loan
                                 prior to maturity. The trust may also be
                                 subject to the costs and administrative burdens
                                 of involvement in foreclosure proceedings or
                                 related litigation.

                                 Even if a subordinate lender has agreed not to
                                 take any direct actions with respect to the
                                 related subordinate debt, including any actions
                                 relating to the bankruptcy of the borrower, and
                                 that the holder of the mortgage loan will have
                                 all rights to direct all such actions, there
                                 can be no assurance that in the event of the
                                 borrower's bankruptcy, a court will enforce
                                 such restrictions against a subordinate lender.
                                 In its decision in In re 203 North LaSalle
                                 Street Partnership, 246 B.R. 325 (Bankr. N.D.
                                 Ill. March 10, 2000), the United States
                                 Bankruptcy Court for the Northern District of
                                 Illinois refused to enforce a provision of a
                                 subordination agreement that allowed a first
                                 mortgagee to vote a second mortgagee's claim
                                 with respect to a Chapter 11 reorganization
                                 plans on the grounds prebankruptcy contracts
                                 cannot override rights expressly provided by
                                 the Bankruptcy Code. This holding, which at
                                 least one court has already followed,
                                 potentially limits the ability of a

                                      S-66

                                 senior lender to accept or reject a
                                 reorganization plan or to control the
                                 enforcement of remedies against a common
                                 borrower over a subordinated lender's
                                 objections.

BANKRUPTCY PROCEEDINGS
RELATING TO A BORROWER CAN
RESULT IN DISSOLUTION OF THE
BORROWER AND THE ACCELERATION
OF THE RELATED MORTGAGE LOAN
AND CAN OTHERWISE ADVERSELY
IMPACT REPAYMENT OF THE
RELATED MORTGAGE LOAN            Under the federal bankruptcy code, the filing
                                 of a bankruptcy petition by or against a
                                 borrower will stay the commencement or
                                 continuation of a foreclosure action. In
                                 addition, if a court determines that the value
                                 of the mortgaged property is less than the
                                 principal balance of the mortgage loan it
                                 secures, the court may reduce the amount of
                                 secured indebtedness to the then-current value
                                 of the mortgaged property. Such an action would
                                 make the lender a general unsecured creditor
                                 for the difference between the then-current
                                 value and the amount of its outstanding
                                 mortgage indebtedness. A bankruptcy court also
                                 may:

                                 o    grant a debtor a reasonable time to cure a
                                      payment default on a mortgage loan;

                                 o    reduce monthly payments due under a
                                      mortgage loan;

                                 o    change the rate of interest due on a
                                      mortgage loan; or

                                 o    otherwise alter the terms of the mortgage
                                      loan, including the repayment schedule.

                                 Additionally, the trustee of the borrower's
                                 bankruptcy or the borrower, as debtor in
                                 possession, has special powers to avoid,
                                 subordinate or disallow debts. In some
                                 circumstances, the claims of the mortgage
                                 lender may be subordinated to financing
                                 obtained by a debtor-in-possession subsequent
                                 to its bankruptcy.

                                 The filing of a bankruptcy petition will also
                                 stay the lender from enforcing a borrower's
                                 assignment of rents and leases. The federal
                                 bankruptcy code also may interfere with the
                                 trustee's ability to enforce any lockbox
                                 requirements. The legal proceedings necessary
                                 to resolve these issues can be time consuming
                                 and costly and may significantly delay or
                                 reduce the lender's receipt of rents. A
                                 bankruptcy court may also permit rents
                                 otherwise subject to an assignment and/or lock
                                 box arrangement to be used by the borrower to
                                 maintain the mortgaged property or for other
                                 court authorized expenses.

                                 As a result of the foregoing, the recovery with
                                 respect to borrowers in bankruptcy proceedings
                                 may be significantly delayed, and the aggregate
                                 amount ultimately collected may be
                                 substantially less than the amount owed.

                                 A number of the borrowers under the mortgage
                                 loans are limited or general partnerships.
                                 Under some circumstances, the bankruptcy of a
                                 general partner of the partnership may result
                                 in the dissolution of that partnership. The
                                 dissolution of a borrower partnership, the
                                 winding up

                                      S-67

                                 of its affairs and the distribution of its
                                 assets could result in an early repayment of
                                 the related mortgage loan.

                                 In addition, certain of the mortgage loans have
                                 sponsors that have previously filed bankruptcy,
                                 which in some cases may have involved the same
                                 property which currently secures the mortgage
                                 loan. In each case, the related entity or
                                 person has emerged from bankruptcy. However, we
                                 cannot assure you that such sponsors will not
                                 be more likely than other sponsors to utilize
                                 their rights in bankruptcy in the event of any
                                 threatened action by the mortgagee to enforce
                                 its rights under the related loan documents.

CERTAIN OF THE MORTGAGE LOANS
WERE NOT SPECIFICALLY
ORIGINATED FOR SECURITIZATION    Certain of the mortgage loans were not
                                 originated specifically for securitization, and
                                 generally those mortgage loans lack many
                                 provisions which are customary in mortgage
                                 loans intended for securitization. Generally,
                                 the borrowers with respect to such mortgage
                                 loans are not required to make payments to
                                 lockboxes or to maintain reserves for certain
                                 expenses, such as taxes, insurance premiums,
                                 capital expenditures, tenant improvements and
                                 leasing commissions, and the lenders under such
                                 mortgage loans do not have the right to
                                 terminate the related property manager upon the
                                 occurrence of certain events or require lender
                                 approval of a replacement property manager.

BORROWERS THAT ARE NOT SPECIAL
PURPOSE ENTITIES MAY BE MORE
LIKELY TO FILE BANKRUPTCY
PETITIONS AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                While many of the borrowers have agreed to
                                 certain special purpose covenants to limit the
                                 bankruptcy risk arising from activities
                                 unrelated to the operation of the property,
                                 some borrowers (including, but not limited to,
                                 the borrowers with respect to all of the
                                 mortgage loans sold to the Depositor by
                                 Massachusetts Mutual Life Insurance Company and
                                 all of the borrowers with respect to mortgage
                                 loans secured by residential cooperative
                                 properties) are not special purpose entities.
                                 The loan documents and organizational documents
                                 of such borrowers that are not special purpose
                                 entities generally do not limit the purpose of
                                 the borrowers to owning the mortgaged
                                 properties and do not contain the
                                 representations, warranties and covenants
                                 customarily employed to ensure that a borrower
                                 is a special purpose entity (such as
                                 limitations on indebtedness, affiliate
                                 transactions and the conduct of other
                                 businesses, restrictions on the borrower's
                                 ability to dissolve, liquidate, consolidate,
                                 merge or sell all of its assets and
                                 restrictions upon amending its organizational
                                 documents). Consequently, such borrowers may
                                 have other monetary obligations, and certain of
                                 the loan documents provide that a default under
                                 any such other obligations constitutes a
                                 default under the related mortgage loan. In
                                 addition, many of the borrowers and their
                                 owners do not have an independent director
                                 whose consent would be required to file a
                                 bankruptcy petition on behalf of such borrower.
                                 One of the purposes of an independent director
                                 is to avoid a bankruptcy petition filing that
                                 is intended solely to benefit a borrower's
                                 affiliate and is not justified by the
                                 borrower's own economic circumstances.
                                 Therefore, the borrowers described above may be
                                 more likely to file or be subject to voluntary
                                 or involuntary

                                      S-68

                                 bankruptcy petitions which may adversely affect
                                 payments on your Certificates.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT            The successful operation of a real estate
                                 project depends upon the property manager's
                                 performance and viability. The property manager
                                 is generally responsible for:

                                 o    responding to changes in the local market;

                                 o    planning and implementing the rental
                                      structure;

                                 o    operating the property and providing
                                      building services;

                                 o    managing operating expenses; and

                                 o    assuring that maintenance and capital
                                      improvements are carried out in a timely
                                      fashion.

                                 Properties deriving revenues primarily from
                                 short-term sources are generally more
                                 management-intensive than properties leased to
                                 creditworthy tenants under long-term leases.

                                 A property manager, by controlling costs,
                                 providing appropriate service to tenants and
                                 seeing to property maintenance and general
                                 upkeep, can improve cash flow, reduce vacancy,
                                 leasing and repair costs and preserve building
                                 value. On the other hand, management errors
                                 can, in some cases, impair short-term cash flow
                                 and the long-term viability of an income
                                 producing property.

                                 We make no representation or warranty as to the
                                 skills of any present or future managers.
                                 Additionally, we cannot assure you that the
                                 property managers will be in a financial
                                 condition to fulfill their management
                                 responsibilities throughout the terms of their
                                 respective management agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                   Provisions prohibiting prepayment during a
                                 lockout period or requiring the payment of
                                 prepayment premiums or yield maintenance
                                 charges may not be enforceable in some states
                                 and under federal bankruptcy law. Provisions
                                 requiring the payment of prepayment premiums or
                                 yield maintenance charges also may be
                                 interpreted as constituting the collection of
                                 interest for usury purposes. Accordingly, we
                                 cannot assure you that the obligation to pay
                                 any prepayment premium or yield maintenance
                                 charge will be enforceable either in whole or
                                 in part. Also, we cannot assure you that
                                 foreclosure proceeds will be sufficient to pay
                                 an enforceable prepayment premium or yield
                                 maintenance charge.

                                 Additionally, although the collateral
                                 substitution provisions related to defeasance
                                 do not have the same effect on the
                                 certificateholders as prepayment, we cannot
                                 assure you that a court would not interpret
                                 those provisions as requiring a yield
                                 maintenance charge. In certain jurisdictions,
                                 those collateral substitution provisions might
                                 be deemed unenforceable under applicable law or
                                 public policy, or usurious.

                                      S-69

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                The mortgage loans generally do not require the
                                 related borrower to cause rent and other
                                 payments to be made into a lock box account
                                 maintained on behalf of the lender. If rental
                                 payments are not required to be made directly
                                 into a lock box account, there is a risk that
                                 the borrower will divert such funds for
                                 purposes other than the payment of the mortgage
                                 loan and maintaining the mortgaged property.

ENFORCEABILITY OF CROSS-
COLLATERALIZATION PROVISIONS
MAY BE CHALLENGED AND THE
BENEFITS OF THESE PROVISIONS
MAY OTHERWISE BE LIMITED AND
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             The mortgage pool includes 1 group of mortgage
                                 loans, which represents 0.7% of the initial
                                 outstanding pool balance (and representing 0.8%
                                 of the initial outstanding loan group 1
                                 balance), under which an aggregate amount of
                                 indebtedness is evidenced by multiple
                                 obligations that are cross-defaulted and
                                 cross-collateralized among multiple mortgaged
                                 properties.

                                 Cross-collateralization arrangements involving
                                 more than one borrower could be challenged as
                                 fraudulent conveyances if:

                                 o    one of the borrowers were to become a
                                      debtor in a bankruptcy case, or were to
                                      become subject to an action brought by one
                                      or more of its creditors outside a
                                      bankruptcy case;

                                 o    the related borrower did not receive fair
                                      consideration or reasonably equivalent
                                      value when it allowed its mortgaged real
                                      property or properties to be encumbered by
                                      a lien benefiting the other borrowers; and

                                 o    the borrower was insolvent when it granted
                                      the lien, was rendered insolvent by the
                                      granting of the lien or was left with
                                      inadequate capital, or was unable to pay
                                      its debts as they matured.

                                 Among other things, a legal challenge to the
                                 granting of the liens may focus on:

                                 o    the benefits realized by such borrower
                                      entity from the respective mortgage loan
                                      proceeds as compared to the value of its
                                      respective property; and

                                 o    the overall cross-collateralization.

                                 If a court were to conclude that the granting
                                 of the liens was an avoidable fraudulent
                                 conveyance, that court could subordinate all or
                                 part of the borrower's respective mortgage loan
                                 to existing or future indebtedness of that
                                 borrower. The court also could recover payments
                                 made under that mortgage loan or take other
                                 actions detrimental to the holders of the
                                 Certificates, including, under certain
                                 circumstances, invalidating the loan or the
                                 related mortgages that are subject to such
                                 cross-collateralization.

                                      S-70

                                 Furthermore, when multiple real properties
                                 secure a mortgage loan or group of
                                 cross-collateralized mortgage loans, the amount
                                 of the mortgage encumbering any particular one
                                 of those properties may be less than the full
                                 amount of the related mortgage loan or group of
                                 cross-collateralized mortgage loans, generally,
                                 to minimize recording tax. This mortgage amount
                                 may equal the appraised value or allocated loan
                                 amount for the mortgaged real property and will
                                 limit the extent to which proceeds from the
                                 property will be available to offset declines
                                 in value of the other properties securing the
                                 same mortgage loan or group of
                                 cross-collateralized mortgage loans.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Many of the mortgage loans do not require the
                                 borrowers to set aside funds for specific
                                 reserves controlled by the lender. Even to the
                                 extent that the mortgage loans require any such
                                 reserves, we cannot assure you that any reserve
                                 amounts will be sufficient to cover the actual
                                 costs of items such as taxes, insurance
                                 premiums, capital expenditures, tenant
                                 improvements and leasing commissions (or other
                                 items for which such reserves were established)
                                 or that borrowers under the related mortgage
                                 loans will put aside sufficient funds to pay
                                 for such items. We also cannot assure you that
                                 cash flow from the properties will be
                                 sufficient to fully fund the ongoing monthly
                                 reserve requirements or to enable the borrowers
                                 under the related mortgage loans to fully pay
                                 for such items.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             Title insurance for a mortgaged property
                                 generally insures a lender against risks
                                 relating to a lender not having a first lien
                                 with respect to a mortgaged property, and in
                                 some cases can insure a lender against specific
                                 other risks. The protection afforded by title
                                 insurance depends on the ability of the title
                                 insurer to pay claims made upon it. We cannot
                                 assure you that:

                                 o    a title insurer will have the ability to
                                      pay title insurance claims made upon it;

                                 o    the title insurer will maintain its
                                      present financial strength; or

                                 o    a title insurer will not contest claims
                                      made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH ZONING
AND BUILDING CODE REQUIREMENTS
AND USE RESTRICTIONS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Noncompliance with zoning and building codes
                                 may cause the borrower to experience cash flow
                                 delays and shortfalls that would reduce or
                                 delay the amount of proceeds available for
                                 distributions on your Certificates. At
                                 origination of the mortgage loans, the sellers
                                 took steps to establish that the use and
                                 operation of the mortgaged properties

                                      S-71

                                 securing the mortgage loans were in compliance
                                 in all material respects with all applicable
                                 zoning, land-use and building ordinances,
                                 rules, regulations, and orders. Evidence of
                                 this compliance may be in the form of legal
                                 opinions, confirmations from government
                                 officials, title policy endorsements,
                                 appraisals, zoning consultants' reports and/or
                                 representations by the related borrower in the
                                 related mortgage loan documents. These steps
                                 may not have revealed all possible violations
                                 and certain mortgaged properties that were in
                                 compliance may not remain in compliance.

                                 Some violations of zoning, land use and
                                 building regulations may be known to exist at
                                 any particular mortgaged property, but the
                                 sellers generally do not consider those defects
                                 known to them to be material or have obtained
                                 policy endorsements and/or law and ordinance
                                 insurance to mitigate the risk of loss
                                 associated with any material violation or
                                 noncompliance. In some cases, the use,
                                 operation and/or structure of a mortgaged
                                 property constitutes a permitted nonconforming
                                 use and/or structure as a result of changes in
                                 zoning laws after such mortgaged properties
                                 were constructed and the structure may not be
                                 rebuilt to its current state or be used for its
                                 current purpose if a material casualty event
                                 occurs. Insurance proceeds may not be
                                 sufficient to pay the mortgage loan in full if
                                 a material casualty event were to occur, or the
                                 mortgaged property, as rebuilt for a conforming
                                 use, may not generate sufficient income to
                                 service the mortgage loan and the value of the
                                 mortgaged property or its revenue producing
                                 potential may not be the same as it was before
                                 the casualty. If a mortgaged property could not
                                 be rebuilt to its current state or its current
                                 use were no longer permitted due to building
                                 violations or changes in zoning or other
                                 regulations, then the borrower might experience
                                 cash flow delays and shortfalls or be subject
                                 to penalties that would reduce or delay the
                                 amount of proceeds available for distributions
                                 on your Certificates.

                                 Certain mortgaged properties may be subject to
                                 use restrictions pursuant to reciprocal
                                 easement or operating agreements which could
                                 limit the borrower's right to operate certain
                                 types of facilities within a prescribed radius.
                                 These limitations could adversely affect the
                                 ability of the borrower to lease the mortgaged
                                 property on favorable terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                From time to time, there may be condemnations
                                 pending or threatened against one or more of
                                 the mortgaged properties. There can be no
                                 assurance that the proceeds payable in
                                 connection with a total condemnation will be
                                 sufficient to restore the related mortgaged
                                 property or to satisfy the remaining
                                 indebtedness of the related mortgage loan. The
                                 occurrence of a partial condemnation may have a
                                 material adverse effect on the continued use of
                                 the affected mortgaged property, or on an
                                 affected borrower's ability to meet its
                                 obligations under the related mortgage loan.
                                 Therefore, we cannot assure you that the
                                 occurrence of any condemnation will not have a
                                 negative impact upon the distributions on your
                                 Certificates.

                                      S-72

IMPACT OF RECENT TERRORIST
ATTACKS AND MILITARY
OPERATIONS ON THE FINANCIAL
MARKETS AND YOUR INVESTMENT      On September 11, 2001, the United States was
                                 subjected to multiple terrorist attacks,
                                 resulting in the loss of many lives and massive
                                 property damage and destruction in New York
                                 City, the Washington, D.C. area and
                                 Pennsylvania. In its aftermath, there was
                                 considerable uncertainty in the world financial
                                 markets. The full impact of these events on
                                 financial markets is not yet known but could
                                 include, among other things, increased
                                 volatility in the price of securities,
                                 including the Certificates. It is impossible to
                                 predict whether, or the extent to which, future
                                 terrorist activities may occur in the United
                                 States. According to publicly available
                                 reports, the financial markets have in the past
                                 responded to the uncertainty with regard to the
                                 scope, nature and timing of current and
                                 possible future military responses led by the
                                 United States, as well as to the disruptions in
                                 air travel, substantial losses reported by
                                 various companies including airlines, insurance
                                 providers and aircraft makers, the need for
                                 heightened security across the country and
                                 decreases in consumer confidence that can cause
                                 a general slowdown in economic growth.

                                 In addition, on March 19, 2003 the government
                                 of the United States implemented full scale
                                 military operations against Iraq. The military
                                 operations against Iraq and the continued
                                 presence of United States military personnel in
                                 Iraq may prompt further terrorist attacks
                                 against the United States.

                                 It is uncertain what effects the aftermath of
                                 the recent military operations of the United
                                 States in Iraq, any future terrorist activities
                                 in the United States or abroad and/or any
                                 consequent actions on the part of the United
                                 States Government and others, including
                                 military action, will have on: (a) United
                                 States and world financial markets, (b) local,
                                 regional and national economies, (c) real
                                 estate markets across the United States, (d)
                                 particular business segments, including those
                                 that are important to the performance of the
                                 mortgaged properties that secure the mortgage
                                 loans and/or (e) insurance costs and the
                                 availability of insurance coverage for
                                 terrorist acts, particularly for large
                                 mortgaged properties, which could adversely
                                 affect the cash flow at such mortgaged
                                 properties. In particular, the decrease in air
                                 travel may have a negative effect on certain of
                                 the mortgaged properties, including hospitality
                                 mortgaged properties and those mortgaged
                                 properties in tourist areas which could reduce
                                 the ability of such mortgaged properties to
                                 generate cash flow. As a result, the ability of
                                 the mortgaged properties to generate cash flow
                                 may be adversely affected. These disruptions
                                 and uncertainties could materially and
                                 adversely affect the value of, and your ability
                                 to resell, your Certificates.

THE ABSENCE OR INADEQUACY OF
INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    The mortgaged properties may suffer casualty
                                 losses due to risks that are not covered by
                                 insurance (including acts of terrorism) or for
                                 which insurance coverage is not adequate or
                                 available at commercially reasonable rates. In
                                 addition, some of the mortgaged properties are
                                 located in California and in other coastal
                                 areas of certain states, which are areas that
                                 have historically been at greater risk of acts
                                 of nature, including earthquakes, fires,
                                 hurricanes and floods. The mortgage

                                      S-73

                                 loans generally do not require borrowers to
                                 maintain earthquake, hurricane or flood
                                 insurance and we cannot assure you that
                                 borrowers will attempt or be able to obtain
                                 adequate insurance against such risks. If a
                                 borrower does not have insurance against such
                                 risks and a casualty occurs at a mortgaged
                                 property, the borrower may be unable to
                                 generate income from the mortgaged property in
                                 order to make payments on the related mortgage
                                 loan.

                                 Moreover, if reconstruction or major repairs
                                 are required following a casualty, changes in
                                 laws that have occurred since the time of
                                 original construction may materially impair the
                                 borrower's ability to effect such
                                 reconstruction or major repairs or may
                                 materially increase the cost thereof.

                                 As a result of these factors, the amount
                                 available to make distributions on your
                                 Certificates could be reduced.

                                 In light of the September 11, 2001 terrorist
                                 attacks in New York City, the Washington, D.C.
                                 area and Pennsylvania, the comprehensive
                                 general liability and business interruption or
                                 rent loss insurance policies required by
                                 typical mortgage loans, which are generally
                                 subject to periodic renewals during the term of
                                 the related mortgage loans, have been affected.
                                 To give time for private markets to develop a
                                 pricing mechanism and to build capacity to
                                 absorb future losses that may occur due to
                                 terrorism, on November 26, 2002 the Terrorism
                                 Risk Insurance Act of 2002 was enacted, which
                                 established the Terrorism Insurance Program.
                                 The Terrorism Insurance Program is administered
                                 by the Secretary of the Treasury and, through
                                 December 31, 2005, will provide some financial
                                 assistance from the United States Government to
                                 insurers in the event of another terrorist
                                 attack that resulted in an insurance claim. The
                                 program applies to United States risks only and
                                 to acts that are committed by an individual or
                                 individuals acting on behalf of a foreign
                                 person or foreign interest as an effort to
                                 influence or coerce United States civilians or
                                 the United States Government.

                                 The Treasury Department has established
                                 procedures for the program under which the
                                 federal share of compensation equals 90 percent
                                 of that portion of insured losses that exceeds
                                 an applicable insurer deductible required to be
                                 paid during each program year. The federal
                                 share in the aggregate in any program year may
                                 not exceed $100 billion (and the insurers will
                                 not be liable for any amount that exceeds this
                                 cap).

                                 Through December 2005, insurance carriers are
                                 required under the program to provide terrorism
                                 coverage in their basic "all-risk" policies.
                                 Any commercial property and casualty terrorism
                                 insurance exclusion that was in force on
                                 November 26, 2002 is automatically voided to
                                 the extent that it excludes losses that would
                                 otherwise be insured losses. Any state approval
                                 of such types of exclusions in force on
                                 November 26, 2002 are also voided.

                                 There can be no assurance that upon its
                                 expiration subsequent terrorism insurance
                                 legislation will be passed. In this regard, the
                                 United States Department of Treasury issued a
                                 report on June 30, 2005 to Congress discussing
                                 whether the Terrorism Insurance Program should
                                 be extended beyond December 31, 2005. The
                                 report noted the administration's opposition to
                                 extending the Terrorism Risk Insurance Act but
                                 noted that an extension may be acceptable only
                                 if certain

                                      S-74

                                 significant changes were made to the current
                                 version. One such change includes increasing
                                 the deductible under the Terrorism Risk
                                 Insurance Act from the current $5 million to
                                 $500 million, which would mean that each
                                 borrower would now be responsible for the first
                                 $500 million of the loss. Furthermore, because
                                 this program has only been recently passed into
                                 law, there can be no assurance that it or state
                                 legislation will substantially lower the cost
                                 of obtaining terrorism insurance. Because it is
                                 a temporary program, there is no assurance that
                                 it will create any long-term changes in the
                                 availability and cost of such insurance.

                                 Further, new legislation was introduced in June
                                 2004 and reintroduced in February 2005 to
                                 extend the Terrorism Risk Insurance Act for an
                                 additional 2 years beyond December 31, 2005 and
                                 to establish a partnership or commission to
                                 recommend a long-term solution to the terrorism
                                 risk problem. However, there can be no
                                 assurance that such proposal will be enacted
                                 into law. If the Terrorism Risk Insurance Act
                                 of 2002 is not extended or renewed, premiums
                                 for terrorism insurance coverage may increase
                                 and equivalent terrorism insurance may not be
                                 available at commercially reasonable rates
                                 and/or the terms of such insurance may be
                                 materially changed such that exclusions are
                                 significantly increased or the scope of
                                 coverage available is significantly decreased.

                                 To the extent that uninsured or underinsured
                                 casualty losses occur with respect to the
                                 related mortgaged properties, losses on
                                 commercial mortgage loans may result. In
                                 addition, the failure to maintain such
                                 insurance may constitute a default under a
                                 commercial mortgage loan, which could result in
                                 the acceleration and foreclosure of such
                                 commercial mortgage loan. Alternatively, the
                                 increased costs of maintaining such insurance
                                 could have an adverse effect on the financial
                                 condition of the mortgage loan borrowers.

                                 Certain of the mortgage loans may be secured by
                                 mortgaged properties that are not insured for
                                 acts of terrorism. If such casualty losses are
                                 not covered by standard casualty insurance
                                 policies, then in the event of a casualty from
                                 an act of terrorism, the amount available to
                                 make distributions on your Certificates could
                                 be reduced.

CERTAIN OTHER RISKS RELATED TO
CASUALTY AND CASUALTY
INSURANCE                        The loan documents for each mortgage loan
                                 generally require that (A) "all risk" insurance
                                 policies be maintained in an amount equal to
                                 either (i) not less than the full replacement
                                 cost of the related mortgaged property or (ii)
                                 the lesser of the full replacement cost of each
                                 related mortgaged property and the outstanding
                                 principal balance of the mortgage loan or (B)
                                 the related borrower will maintain such
                                 insurance coverages in such amounts as the
                                 lender may reasonably require. Notwithstanding
                                 such requirement, however, under insurance law,
                                 if an insured property is not rebuilt,
                                 insurance companies are generally required to
                                 pay only the "actual cash value" of the
                                 property, which is defined under state law but
                                 is generally equal to the replacement cost of
                                 the property less depreciation. The
                                 determination of "actual cash value" is both
                                 inexact and heavily dependent on facts and
                                 circumstances. Notwithstanding the requirements
                                 of the loan documents, an insurer may refuse to
                                 insure a mortgaged property for the loan amount
                                 if it determines that the "actual cash value"
                                 of the mortgaged property would be a lower
                                 amount, and even if it does

                                      S-75

                                 insure a mortgaged property for the full loan
                                 amount, if at the time of casualty the "actual
                                 cash value" is lower, and the mortgaged
                                 property is not restored, only the "actual cash
                                 value" will be paid. Accordingly, if a borrower
                                 does not meet the conditions to restore a
                                 mortgaged property and the mortgagee elects to
                                 require the borrower to apply the insurance
                                 proceeds to repay the mortgage loan, rather
                                 than toward restoration, there can be no
                                 assurance that such proceeds will be sufficient
                                 to repay the mortgage loan.

                                 Certain leases may provide that such leases are
                                 terminable in connection with a casualty or
                                 condemnation including in the event the leased
                                 premises are not repaired or restored within a
                                 specified time period.

CLAIMS UNDER BLANKET INSURANCE
POLICIES MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Some of the mortgaged properties are covered by
                                 blanket insurance policies which also cover
                                 other properties of the related borrower or its
                                 affiliates. In the event that such policies are
                                 drawn on to cover losses on such other
                                 properties, the amount of insurance coverage
                                 available under such policies may thereby be
                                 reduced and could be insufficient to cover each
                                 mortgaged property's insurable risks.

ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE
PROPERTY                         Licensed engineers generally inspected the
                                 mortgaged properties and prepared engineering
                                 reports in connection with the origination or
                                 securitization of the mortgage loans to assess
                                 items such as structure, exterior walls,
                                 roofing, interior construction, mechanical and
                                 electrical systems and general condition of the
                                 site, buildings and other improvements.

                                 With respect to the mortgaged properties for
                                 which engineering reports were prepared on or
                                 after April 1, 2004, relating to mortgaged
                                 properties securing 99.0% of the initial
                                 outstanding pool balance (or 98.8% of the
                                 initial outstanding loan group 1 balance and
                                 100.0% of the initial outstanding loan group 2
                                 balance), the related seller has represented to
                                 us that, except as disclosed in the related
                                 report and subject to certain specified
                                 exceptions, each mortgaged property, to the
                                 seller's knowledge, is free and clear of any
                                 damage (or adequate reserves have been
                                 established) that would materially and
                                 adversely affect its value as security for the
                                 related mortgage loan.

                                 With respect to the mortgaged properties for
                                 which engineering reports were prepared prior
                                 to April 1, 2004 or for which no engineering
                                 reports exists, relating to mortgaged
                                 properties securing 1.0% of the initial
                                 outstanding pool balance (or 1.2% of the
                                 initial outstanding loan group 1 balance), the
                                 related seller has represented to us that,
                                 subject to certain specified exceptions, each
                                 mortgaged property is in good repair and
                                 condition and all building systems contained on
                                 such mortgaged property are in good working
                                 order (or adequate reserves have been
                                 established) and such mortgaged property is
                                 free of structural defects, in each case, so as
                                 not to materially and adversely affect its
                                 value as security for the related mortgage
                                 loan.

                                 We cannot assure you that all conditions
                                 requiring repair or replacement were
                                 identified. In those cases where a material and

                                      S-76

                                 adverse condition was identified, such
                                 condition generally has been or is required to
                                 be remedied to the related seller's
                                 satisfaction or funds as deemed necessary by
                                 such seller, or the related engineering
                                 consultant, have been reserved to remedy the
                                 material and adverse condition or other
                                 resources for such repairs were available at
                                 origination. No additional property inspections
                                 were conducted by us in connection with the
                                 issuance of the Certificates.

VALUATION ESTIMATES MAY
INACCURATELY REFLECT THE VALUE
OF THE MORTGAGED PROPERTIES      In general, in connection with the origination
                                 or sale to us of each of the mortgage loans,
                                 the related mortgaged property was appraised.
                                 The resulting estimated property values
                                 represent the analysis and opinion of the
                                 person performing the appraisal and are not
                                 guarantees of present or future values. The
                                 person performing the appraisal may have
                                 reached a different conclusion of value than
                                 the conclusion that would be reached by a
                                 different appraiser appraising the same
                                 property. Moreover, the values of the mortgaged
                                 properties may have changed significantly since
                                 the appraisal was performed. In addition,
                                 appraisals seek to establish the amount a
                                 typically motivated buyer would pay a typically
                                 motivated seller. Such amount could be
                                 significantly higher than the amount obtained
                                 from the sale of a mortgaged property under a
                                 distress or liquidation sale. There is no
                                 assurance that the appraisal values indicated
                                 accurately reflect past, present or future
                                 market values of the mortgaged properties.

                                 Except as set forth below, for each of the
                                 mortgage loans, the loan-to-value ratio was
                                 calculated according to the methodology
                                 described in this prospectus supplement based
                                 on an estimate of value from a third-party
                                 appraisal, which was generally conducted on or
                                 after April 1, 2004. With respect to 74 of the
                                 mortgage loans described in the previous
                                 sentence, representing 9.0% of the initial
                                 outstanding pool balance (which include 51
                                 mortgage loans in loan group 1, representing
                                 6.9% of the initial outstanding loan group 1
                                 balance, and 23 mortgage loans in loan group 2,
                                 representing 21.4% of the initial outstanding
                                 loan group 2 balance), which mortgage loans are
                                 secured by residential cooperative properties,
                                 such estimates of value were calculated based
                                 on the market value of the real property as if
                                 operated as a residential cooperative. In
                                 connection with the mortgage loans sold to the
                                 trust by Massachusetts Mutual Life Insurance
                                 Company, the seller arrived at the valuations
                                 of the mortgaged properties by applying a
                                 capitalization rate chosen from a range set
                                 forth in third party market studies to
                                 underwritten net operating income and adding in
                                 the remaining value of the outstanding tax
                                 credits.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    As principal payments or prepayments are made
                                 on mortgage loans, the remaining mortgage pool
                                 may be subject to increased concentrations of
                                 property types, geographic locations and other
                                 pool characteristics of the mortgage loans and
                                 the mortgaged properties, some of which may be
                                 unfavorable. Classes of Certificates that have
                                 a lower payment priority are more likely to be
                                 exposed to this concentration risk than are
                                 certificate Classes with a higher payment
                                 priority. This occurs because

                                      S-77

                                 realized losses are allocated to the Class
                                 outstanding at any time with the lowest payment
                                 priority and principal on the Certificates
                                 entitled to principal is generally payable in
                                 sequential order or alphabetical order, with
                                 such Classes generally not being entitled to
                                 receive principal until the preceding Class or
                                 Classes entitled to receive principal have been
                                 retired.

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                     As described in this prospectus supplement, the
                                 rights of the holders of each Class of
                                 subordinate Certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their Certificates will be subordinated to such
                                 rights of the holders of the more senior
                                 Certificates having an earlier alphabetical
                                 Class designation. Losses on the mortgage loans
                                 will be allocated to the Class P, Class O,
                                 Class N, Class M, Class L, Class K, Class J,
                                 Class H, Class G, Class F, Class E, Class D,
                                 Class C, Class B and Class A-J Certificates, in
                                 that order, reducing amounts otherwise payable
                                 to each Class. Any remaining losses would then
                                 be allocated or cause shortfalls to the Class
                                 A-1, Class A-1A, Class A-2, Class A-3-1, Class
                                 A-3-2, Class A-AB and Class A-4 Certificates
                                 and the Class A-3-1FL Regular Interest (and
                                 correspondingly, the Class A3-1FL
                                 Certificates), pro rata, and, solely with
                                 respect to losses of interest, to the Class X
                                 Certificates, in proportion to the amounts of
                                 interest or principal payable thereon, provided
                                 that losses allocated to the Class A-4
                                 Certificates will be applied first to the Class
                                 A-4B Certificates until reduced to zero and
                                 then to Class A-4A Certificates until reduced
                                 to zero.

THE OPERATION OF A MORTGAGED
PROPERTY FOLLOWING FORECLOSURE
OF THE MORTGAGE LOAN MAY
AFFECT THE TAX STATUS OF THE
TRUST AND MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    If the trust acquires a mortgaged property as a
                                 result of a foreclosure or deed in lieu of
                                 foreclosure, the applicable special servicer
                                 will generally retain an independent contractor
                                 to operate the property. Any net income from
                                 operations other than qualifying "rents from
                                 real property," or any rental income based on
                                 the net profits of a tenant or a sub-tenant or
                                 allocable to a non-customary service, will
                                 subject the trust to a federal tax on such
                                 income at the highest marginal corporate tax
                                 rate, which is currently 35%, and, in addition,
                                 possible state or local tax. In this event, the
                                 net proceeds available for distribution on your
                                 Certificates will be reduced. The applicable
                                 special servicer may permit the trust to earn
                                 such above described "net income from
                                 foreclosure property" but only if it determines
                                 that the net after-tax benefit to
                                 certificateholders is greater than under
                                 another method of operating or leasing the
                                 mortgaged property. In addition, if the trust
                                 were to acquire one or more mortgaged
                                 properties pursuant to a foreclosure or deed in
                                 lieu of foreclosure, upon acquisition of those
                                 mortgaged properties, the trust may in certain
                                 jurisdictions, particularly in New York, be
                                 required to pay state or local transfer or
                                 excise taxes upon liquidation of such
                                 properties. Such state or local taxes may
                                 reduce net proceeds available for distribution
                                 with respect to the Offered Certificates.

                                      S-78

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON YOUR
CERTIFICATES                     Some states, including California, have laws
                                 prohibiting more than one "judicial action" to
                                 enforce a mortgage obligation. Some courts have
                                 construed the term "judicial action" broadly.
                                 In the case of any mortgage loan secured by
                                 mortgaged properties located in multiple
                                 states, the applicable master servicer or
                                 special servicer may be required to foreclose
                                 first on mortgaged properties located in states
                                 where these "one action" rules apply (and where
                                 non-judicial foreclosure is permitted) before
                                 foreclosing on properties located in states
                                 where judicial foreclosure is the only
                                 permitted method of foreclosure. As a result,
                                 the ability to realize upon the mortgage loans
                                 may be significantly delayed and otherwise
                                 limited by the application of state laws.

THE BANKRUPTCY OR INSOLVENCY
OF ANY AFFILIATED BORROWERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES             14 groups of mortgage loans (which include 10
                                 groups of mortgage loans in loan group 1 and 4
                                 groups of mortgage loans in loan group 2), the
                                 3 largest of which represent 3.9%, 1.4% and
                                 1.3%, respectively, of the initial outstanding
                                 pool balance (or 4.6%, 1.7% and 1.5% of the
                                 initial outstanding loan group 1 balance or
                                 9.0%, 6.3% and 5.9% of the initial outstanding
                                 loan group 2 balance), were made to borrowers
                                 that are affiliated through common ownership of
                                 partnership or other equity interests and
                                 where, in general, the related mortgaged
                                 properties are commonly managed.

                                 The bankruptcy or insolvency of any such
                                 borrower or respective affiliate could have an
                                 adverse effect on the operation of all of the
                                 related mortgaged properties and on the ability
                                 of such related mortgaged properties to produce
                                 sufficient cash flow to make required payments
                                 on the related mortgage loans. For example, if
                                 a person that owns or controls several
                                 mortgaged properties experiences financial
                                 difficulty at one such property, it could defer
                                 maintenance at one or more other mortgaged
                                 properties in order to satisfy current expenses
                                 with respect to the mortgaged property
                                 experiencing financial difficulty, or it could
                                 attempt to avert foreclosure by filing a
                                 bankruptcy petition that might have the effect
                                 of interrupting monthly payments for an
                                 indefinite period on all the related mortgage
                                 loans.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                In certain jurisdictions, if tenant leases are
                                 subordinate to the liens created by the
                                 mortgage and do not contain attornment
                                 provisions which require the tenant to
                                 recognize a successor owner, following
                                 foreclosure, as landlord under the lease, the
                                 leases may terminate upon the transfer of the
                                 property to a foreclosing lender or purchaser
                                 at foreclosure. Not all leases were reviewed to
                                 ascertain the existence of these provisions.
                                 Accordingly, if a mortgaged property is located
                                 in such a jurisdiction and is leased to one or
                                 more desirable tenants under leases that are
                                 subordinate to the mortgage and do not contain
                                 attornment provisions, such mortgaged property
                                 could experience a further decline in value if
                                 such tenants' leases were terminated. This is

                                      S-79

                                 particularly likely if such tenants were paying
                                 above-market rents or could not be replaced.

                                 Some of the leases at the mortgaged properties
                                 securing the mortgage loans included in the
                                 trust may not be subordinate to the related
                                 mortgage. If a lease is not subordinate to a
                                 mortgage, the trust will not possess the right
                                 to dispossess the tenant upon foreclosure of
                                 the mortgaged property unless it has otherwise
                                 agreed with the tenant. If the lease contains
                                 provisions inconsistent with the mortgage, for
                                 example, provisions relating to application of
                                 insurance proceeds or condemnation awards, or
                                 which could affect the enforcement of the
                                 lender's rights, for example, an option to
                                 purchase the mortgaged property or a right of
                                 first refusal to purchase the mortgaged
                                 property, the provisions of the lease will take
                                 precedence over the provisions of the mortgage.

                                 Additionally, with respect to certain of the
                                 mortgage loans, the related borrower may have
                                 granted certain tenants a right of first
                                 refusal in the event a sale is contemplated or
                                 a purchase option to purchase all or a portion
                                 of the mortgaged property. Such provisions, if
                                 not waived or subordinated, may impede the
                                 lender's ability to sell the related mortgaged
                                 property at foreclosure or adversely affect the
                                 foreclosure bid price.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                There may be pending or threatened legal
                                 actions, suits or proceedings against the
                                 borrowers and managers of the mortgaged
                                 properties and their respective affiliates
                                 arising out of their ordinary business. We
                                 cannot assure you that any such actions, suits
                                 or proceedings would not have a material
                                 adverse effect on your Certificates.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                Under the Americans with Disabilities Act of
                                 1990, public accommodations are required to
                                 meet certain federal requirements related to
                                 access and use by disabled persons. Borrowers
                                 may incur costs complying with the Americans
                                 with Disabilities Act. In addition,
                                 noncompliance could result in the imposition of
                                 fines by the federal government or an award of
                                 damages to private litigants. If a borrower
                                 incurs such costs or fines, the amount
                                 available to pay debt service would be reduced.

INCREASES IN REAL ESTATE TAXES
DUE TO TERMINATION OF A PILOT
PROGRAM OR OTHER TAX ABATEMENT
ARRANGEMENTS MAY REDUCE
PAYMENTS TO CERTIFICATEHOLDERS   Certain of the mortgaged properties securing
                                 the mortgage loans have or may in the future
                                 have the benefit of reduced real estate taxes
                                 under a local government program of payment in
                                 lieu of taxes (often known as a PILOT program)
                                 or other tax abatement arrangements. Some of
                                 these programs or arrangements are scheduled to
                                 terminate or have

                                      S-80

                                 significant tax increases prior to the maturity
                                 of the related mortgage loan, resulting in
                                 higher, and in some cases substantially higher,
                                 real estate tax obligations for the related
                                 borrower. An increase in real estate taxes may
                                 impact the ability of the borrower to pay debt
                                 service on the mortgage loans. There are no
                                 assurances that any such program will continue
                                 for the duration of the related mortgage loan.

RISKS RELATING TO TAX CREDITS    19 of the mortgage loans, representing 5.2% of
                                 the initial outstanding pool balance (which
                                 include 1 mortgage loan in loan group 1
                                 representing 0.5% of the initial outstanding
                                 loan group 1 balance and which include 18
                                 mortgage loans in loan group 2 representing
                                 31.7% of the initial outstanding loan group 2
                                 balance) (which represent a portion of the
                                 mortgage loans sold to the trust by
                                 Massachusetts Mutual Life Insurance) entitle
                                 the related property owners to receive
                                 low-income housing tax credits pursuant to
                                 Section 42 of the Internal Revenue Code (with
                                 respect to 3 such mortgage loans, the related
                                 borrowers have received the full amount of
                                 their allocated tax credits on an accelerated
                                 basis; however, the related mortgaged property
                                 remains subject to certain rental restrictions
                                 as described below). Section 42 of the Internal
                                 Revenue Code provides a tax credit for owners
                                 of multifamily rental properties meeting the
                                 definition of low-income housing that receive a
                                 tax credit allocation from the state tax credit
                                 allocating agency. The total amount of tax
                                 credits to which the property owner is
                                 entitled, is based upon the percentage of total
                                 units made available to qualified tenants.

                                 The owners of the mortgaged properties subject
                                 to the tax credit provisions may use the tax
                                 credits to offset income tax that they may
                                 otherwise owe and the tax credits may be shared
                                 among the equity owners of the project. In
                                 general, the tax credits on the mortgage loans
                                 sold to the trust by Massachusetts Mutual Life
                                 Insurance have been allocated to equity
                                 investors in the borrower.

                                 The tax credit provisions limit the gross rent
                                 for each low-income unit. Under the tax credit
                                 provisions, a property owner must comply with
                                 the tenant income restrictions and rental
                                 restrictions over a minimum of a 15-year
                                 compliance period, although the property owner
                                 may take the tax credits on an accelerated
                                 basis over a 10-year period. In the event a
                                 multifamily rental property does not maintain
                                 compliance with the tax credit restrictions on
                                 tenant income or rental rates or otherwise
                                 satisfy the tax credit provisions of the
                                 Internal Revenue Code, the property owner may
                                 suffer a reduction in the amount of available
                                 tax credits and/or face the recapture of all or
                                 part of the tax credits related to the period
                                 of the noncompliance and face the partial
                                 recapture of previously taken tax credits. The
                                 loss of tax credits, and the possibility of
                                 recapture of tax credits already taken, may
                                 provide significant incentive for the property
                                 owner to keep the related multifamily rental
                                 property in compliance with such tax credit
                                 restrictions and limit the income derived from
                                 the related property.

                                 If the trust were to foreclose on such a
                                 property it would be unable to take advantage
                                 of the tax credits, but could sell the property
                                 with the right to the remaining credits to a
                                 tax paying investor. Any subsequent property
                                 owner would continue to be subject to rent
                                 limitations unless an election was made to
                                 terminate the tax credits, in which case the
                                 property could be operated as a market rate
                                 property after the expiration of three years.
                                 The limitations on rent and ability of
                                 potential buyers to

                                      S-81

                                 take advantage of the tax credits may limit the
                                 trust's recovery on such property.

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                     Conflicts between various Certificateholders.
                                 Each special servicer is given considerable
                                 latitude in determining whether and in what
                                 manner to liquidate or modify defaulted
                                 mortgage loans for which it is responsible. The
                                 operating adviser will have the right to
                                 replace a special servicer upon satisfaction of
                                 certain conditions set forth in the pooling and
                                 servicing agreement. At any given time, the
                                 operating adviser will be controlled generally
                                 by the holders of the most subordinate, or, if
                                 the certificate principal balance thereof is
                                 less than 25% of its original certificate
                                 balance, the next most subordinate, Class of
                                 Certificates, that is, the controlling class,
                                 outstanding from time to time; such holders may
                                 have interests in conflict with those of some
                                 or all of the certificateholders. In addition,
                                 the operating adviser will have the right to
                                 approve the determination of customarily
                                 acceptable costs with respect to insurance
                                 coverage and the right to advise the special
                                 servicers with respect to certain actions of
                                 the special servicers and, in connection with
                                 such rights, may act solely in the interest of
                                 the holders of Certificates of the controlling
                                 class, without any liability to any
                                 certificateholder. For instance, the holders of
                                 Certificates of the controlling class might
                                 desire to mitigate the potential for loss to
                                 that Class or such holder from a troubled
                                 mortgage loan by deferring enforcement in the
                                 hope of maximizing future proceeds. However,
                                 the interests of the trust may be better served
                                 by prompt action, since delay followed by a
                                 market downturn could result in less proceeds
                                 to the trust than would have been realized if
                                 earlier action had been taken. In general, no
                                 servicer is required to act in a manner more
                                 favorable to the Offered Certificates than to
                                 the non-offered certificates.

                                 The master servicers, any primary servicer, the
                                 special servicers or an affiliate of any of
                                 them may hold subordinate notes or acquire
                                 certain of the most subordinated certificates,
                                 including those of the initial controlling
                                 class. Under such circumstances, the master
                                 servicers, a primary servicer and the special
                                 servicers may have interests that conflict with
                                 the interests of the other holders of the
                                 Certificates. However, the pooling and
                                 servicing agreement and each primary servicing
                                 agreement will provide that the mortgage loans
                                 are to be serviced in accordance with the
                                 servicing standard and without regard to
                                 ownership of any Certificates by the master
                                 servicers, the primary servicers or the special
                                 servicers, as applicable. The initial operating
                                 adviser will be JER Investors Trust Inc, an
                                 affiliate of J.E. Robert Company, Inc. The
                                 initial special servicers will be J.E. Robert
                                 Company, Inc. and National Consumer Cooperative
                                 Bank.

                                 Conflicts between borrowers and property
                                 managers. It is likely that many of the
                                 property managers of the mortgaged properties,
                                 or their affiliates, manage additional
                                 properties, including properties that may
                                 compete with the mortgaged properties.
                                 Affiliates of the managers, and managers
                                 themselves, also may own other properties,
                                 including competing properties. The managers of
                                 the mortgaged properties may accordingly
                                 experience conflicts of interest in the
                                 management of such mortgaged properties.

                                      S-82

                                 Conflicts between the trust and sellers. The
                                 activities of the sellers or their affiliates
                                 may involve properties which are in the same
                                 markets as the mortgaged properties underlying
                                 the Certificates. In such cases, the interests
                                 of such sellers or such affiliates may differ
                                 from, and compete with, the interests of the
                                 trust, and decisions made with respect to those
                                 assets may adversely affect the amount and
                                 timing of distributions with respect to the
                                 Certificates. Conflicts of interest may arise
                                 between the trust and each of the sellers or
                                 their affiliates that engage in the
                                 acquisition, development, operation, financing
                                 and disposition of real estate if such sellers
                                 acquire any Certificates. In particular, if
                                 Certificates held by a seller are part of a
                                 Class that is or becomes the controlling class,
                                 the seller, as part of the holders of the
                                 controlling class, would have the ability to
                                 influence certain actions of the special
                                 servicers under circumstances where the
                                 interests of the trust conflict with the
                                 interests of the seller or its affiliates as
                                 acquirors, developers, operators, financers or
                                 sellers of real estate related assets.

                                 NCB, FSB is both a mortgage loan seller and
                                 will act as the master servicer responsible for
                                 servicing the mortgage loans contributed to the
                                 trust by NCB, FSB. Under such circumstances,
                                 because it is both a master servicer and a
                                 mortgage loan seller, NCB, FSB may have
                                 interests that conflict with the interests of
                                 the holders of the Certificates. However, the
                                 primary servicing agreement and the pooling and
                                 servicing agreement will provide that the
                                 mortgage loans are to be serviced in accordance
                                 with the servicing standard and without regard
                                 to any obligation of any seller to cure a
                                 breach of representation or warranty or
                                 repurchase any mortgage loan.

                                 The primary servicers for certain of the
                                 mortgage loans will be Babson Capital
                                 Management LLC, Union Central Mortgage Funding,
                                 Inc. and SunTrust Bank, or affiliates thereof,
                                 who either are, or are affiliates of, loan
                                 sellers. The master servicer responsible for
                                 servicing the mortgage loans other than the NCB
                                 Mortgage Loans will delegate many of its
                                 servicing obligations to such primary servicers
                                 pursuant to certain primary servicing
                                 agreements. Under such circumstances, the
                                 primary servicers because they are, or are
                                 affiliated with, sellers, may have interests
                                 that conflict with the interests of the holders
                                 of the Certificates. However, the primary and
                                 servicing agreements will provide that the
                                 mortgage loans are to be serviced in accordance
                                 with the servicing standard and without regard
                                 to any obligation of any seller to cure a
                                 breach of representation or warranty or
                                 repurchase any mortgage loan.

                                 In addition, any subordinate indebtedness
                                 secured by the related mortgaged property, any
                                 mezzanine loans and/or any future mezzanine
                                 loans related to certain of the mortgage loans
                                 may be held by the respective sellers of such
                                 mortgage loan or affiliates thereof. The
                                 holders of such subordinate indebtedness or
                                 such mezzanine loans may have interests that
                                 conflict with the interests of the holders of
                                 the Certificates.

PREPAYMENTS MAY REDUCE
THE YIELD ON YOUR CERTIFICATES   The yield to maturity on your Certificates will
                                 depend, in significant part, upon the rate and
                                 timing of principal payments on the mortgage
                                 loans. For this purpose, principal payments
                                 include both voluntary prepayments, if
                                 permitted, and involuntary prepayments, such as
                                 prepayments resulting from casualty or
                                 condemnation of mortgaged

                                      S-83

                                 properties, defaults and liquidations by
                                 borrowers, or repurchases as a result of a
                                 seller's material breach of representations and
                                 warranties or material defects in a mortgage
                                 loan's documentation. In addition, certain of
                                 the mortgage loans may require that, upon the
                                 occurrence of certain events, funds held in
                                 escrow or proceeds from letters of credit may
                                 be applied to the outstanding principal balance
                                 of such mortgage loans.

                                 The investment performance of your Certificates
                                 may vary materially and adversely from your
                                 expectations if the actual rate of prepayment
                                 is higher or lower than you anticipate.

                                 In addition, because the amount of principal
                                 that will be distributed to the Class A-1,
                                 Class A-1A, Class A-2, Class A-3-1, Class
                                 A-3-2, Class A-AB and Class A-4 Certificates
                                 and the Class A-3-1FL Regular Interest will
                                 generally be based upon the particular loan
                                 group in which the related mortgage loan is
                                 deemed to be included, the yield on the Class
                                 A-1, Class A-2, Class A-3-1, Class A-3-2, Class
                                 A-AB and Class A-4 Certificates and the Class
                                 A-3-1FL Regular Interest will be particularly
                                 sensitive to prepayments on mortgage loans in
                                 loan group 1 and the yield on the Class A-1A
                                 Certificates will be particularly sensitive to
                                 prepayments on mortgage loans in loan group 2.
                                 See "Yield, Prepayment and Maturity
                                 Considerations" in this prospectus supplement.

                                 Voluntary prepayments under some of the
                                 mortgage loans are prohibited for specified
                                 lockout periods or require payment of a
                                 prepayment premium or a yield maintenance
                                 charge or both, unless the prepayment occurs
                                 within a specified period prior to and
                                 including the anticipated repayment date or
                                 maturity date, as the case may be.
                                 Nevertheless, we cannot assure you that the
                                 related borrowers will refrain from prepaying
                                 their mortgage loans due to the existence of a
                                 prepayment premium or a yield maintenance
                                 charge or the amount of such premium or charge
                                 will be sufficient to compensate you for
                                 shortfalls in payments on your Certificates on
                                 account of such prepayments. We also cannot
                                 assure you that involuntary prepayments will
                                 not occur or that borrowers will not default in
                                 order to avoid the application of lockout
                                 periods. The rate at which voluntary
                                 prepayments occur on the mortgage loans will be
                                 affected by a variety of factors, including:

                                 o    the terms of the mortgage loans;

                                 o    the length of any prepayment lockout
                                      period;

                                 o    the level of prevailing interest rates;

                                 o    the availability of mortgage credit;

                                 o    the applicable yield maintenance charges
                                      or prepayment premiums and the ability of
                                      the master servicer, a primary servicer or
                                      the special servicer to enforce the
                                      related provisions;

                                 o    the failure to meet requirements for
                                      release of escrows/reserves that result in
                                      a prepayment;

                                 o    the occurrence of casualties or natural
                                      disasters; and

                                 o    economic, demographic, tax or legal
                                      factors.

                                      S-84

                                 3 mortgage loans, representing 18.5% of the
                                 initial outstanding pool balance (all of which
                                 are in loan group 1, representing 21.8% of the
                                 initial outstanding loan group 1 balance),
                                 allow the release of a portion of the
                                 collateral for such mortgage loans through a
                                 partial defeasance provided that certain
                                 conditions are met, after an initial period of
                                 at least 2 years following the date of the
                                 issuance of the Certificates, by pledging to
                                 the trust "government securities" as defined in
                                 the Investment Company Act of 1940 in a
                                 specified percentage of the portion of the
                                 collateral for such mortgage loan being
                                 released and obtaining the release of such
                                 portion of the mortgaged property from the lien
                                 of the mortgage.

                                 2 mortgage loans, representing 0.7% of the
                                 initial outstanding pool balance (all of which
                                 are in loan group 1, representing 0.8% of the
                                 initial outstanding loan group 1 balance),
                                 prior to the lockout release date, allow the
                                 release of a portion of the collateral for such
                                 mortgage loans (excluding any release in
                                 connection with a partial defeasance) if
                                 certain conditions are met, including the
                                 prepayment of a portion of the outstanding
                                 principal balance allocated to the released
                                 portion of the related mortgaged property and
                                 the payment of a prepayment premium based on a
                                 yield maintenance formula, and after the
                                 lockout release date, allow the release of a
                                 portion of the collateral for such mortgage
                                 loans through a partial defeasance if certain
                                 conditions are met.

                                 In addition, certain mortgage loans provide for
                                 the free release of outparcels or other
                                 portions of the related mortgaged property
                                 which were given no value or minimal value in
                                 the underwriting process.

                                 For further information concerning certain of
                                 the foregoing provisions, see the footnotes to
                                 Appendix II.

                                 Generally, no yield maintenance charge or
                                 prepayment premium will be required for
                                 prepayments in connection with a casualty or
                                 condemnation unless an event of default has
                                 occurred. In addition, if a seller repurchases
                                 any mortgage loan from the trust due to the
                                 material breach of a representation or warranty
                                 or a material document defect or such mortgage
                                 loan is otherwise purchased from the trust
                                 (including certain purchases by the holder of a
                                 mezzanine loan), the repurchase price paid will
                                 be passed through to the holders of the
                                 Certificates with the same effect as if the
                                 mortgage loan had been prepaid in part or in
                                 full, except that no yield maintenance charge
                                 or prepayment premium will be payable. Any such
                                 repurchase or purchase may, therefore,
                                 adversely affect the yield to maturity on your
                                 Certificates. Similarly, certain of the holders
                                 of a mezzanine loan have the right to purchase
                                 the related mortgage loans from the trust upon
                                 the occurrence of certain events (including a
                                 default), which will result in payment to
                                 holders of the Certificates with the same
                                 effect as if the mortgage loan had been prepaid
                                 in full, except that no yield maintenance
                                 charge or prepayment premium will be payable.

                                 Although all of the mortgage loans have
                                 protection against voluntary prepayments in
                                 full in the form of lockout periods, defeasance
                                 provisions, yield maintenance provisions and/or
                                 prepayment premium provisions, there can be no
                                 assurance that (i) borrowers will refrain from
                                 fully prepaying mortgage loans due to the
                                 existence of a yield maintenance charge or
                                 prepayment premium, (ii) involuntary
                                 prepayments or repurchases will not occur or
                                 (iii) partial prepayments

                                      S-85

                                 will not occur in the case of those loans that
                                 permit such prepayment without a yield
                                 maintenance charge or prepayment premium.

                                 In addition, the yield maintenance formulas are
                                 not the same for all of the mortgage loans that
                                 have yield maintenance charges. This can lead
                                 to substantial variance from loan to loan with
                                 respect to the amount of yield maintenance
                                 charge that is due on the related prepayment.
                                 Also, the description in the mortgage notes of
                                 the method of calculation of prepayment
                                 premiums and yield maintenance charges is
                                 complex and subject to legal interpretation and
                                 it is possible that another person would
                                 interpret the methodology differently from the
                                 way we did in estimating an assumed yield to
                                 maturity on your Certificates as described in
                                 this prospectus supplement. See Appendix II
                                 attached hereto for a description of the
                                 various prepayment provisions.

RELEASE OF COLLATERAL            Notwithstanding the prepayment restrictions
                                 described herein, certain of the mortgage loans
                                 permit the release of a mortgaged property (or
                                 a portion of the mortgaged property) subject to
                                 the satisfaction of certain conditions
                                 described in Appendix II hereto. In order to
                                 obtain such release (other than with respect to
                                 the release of certain non-material portions of
                                 the mortgaged properties which may not require
                                 payment of a release price), the borrower is
                                 required (among other things) to pay a release
                                 price, which may include a prepayment premium
                                 or yield maintenance charge on all or a portion
                                 of such payment. See Appendix II attached
                                 hereto for further details regarding the
                                 various release provisions.

THE YIELD ON YOUR CERTIFICATE
WILL BE AFFECTED BY THE PRICE
AT WHICH YOU PURCHASE THE
CERTIFICATE AND THE RATE,
TIMING AND AMOUNT OF
DISTRIBUTIONS ON YOUR
CERTIFICATE                      The yield on any certificate will depend on (1)
                                 the price at which such certificate is
                                 purchased by you and (2) the rate, timing and
                                 amount of distributions on your certificate.
                                 The rate, timing and amount of distributions on
                                 any certificate will, in turn, depend on, among
                                 other things:

                                 o    the interest rate for such certificate;

                                 o    the rate and timing of principal payments
                                      (including principal prepayments) and
                                      other principal collections (including
                                      loan purchases in connection with breaches
                                      of representations and warranties) on or
                                      in respect of the mortgage loans and the
                                      extent to which such amounts are to be
                                      applied or otherwise result in a reduction
                                      of the certificate balance of such
                                      certificate;

                                 o    the rate, timing and severity of losses on
                                      or in respect of the mortgage loans or
                                      unanticipated expenses of the trust;

                                 o    the rate and timing of any reimbursement
                                      of either master servicer, either special
                                      servicer or the trustee, as applicable,
                                      out of the Certificate Account of
                                      nonrecoverable advances and interest
                                      thereon or advances remaining unreimbursed
                                      on a modified mortgage loan on the date of
                                      such modification;

                                      S-86

                                 o    the timing and severity of any interest
                                      shortfalls resulting from prepayments to
                                      the extent not offset by a reduction in a
                                      master servicer's compensation as
                                      described in this prospectus supplement;

                                 o    the timing and severity of any reductions
                                      in the appraised value of any mortgaged
                                      property in a manner that has an effect on
                                      the amount of advancing required on the
                                      related mortgage loan; and

                                 o    the method of calculation of prepayment
                                      premiums and yield maintenance charges and
                                      the extent to which prepayment premiums
                                      and yield maintenance charges are
                                      collected and, in turn, distributed on
                                      such certificate.

                                 In addition, any change in the weighted average
                                 life of a certificate may adversely affect
                                 yield. Prepayments resulting in a shortening of
                                 weighted average lives of Certificates may be
                                 made at a time of lower interest rates when you
                                 may be unable to reinvest the resulting payment
                                 of principal at a rate comparable to the
                                 effective yield anticipated when making the
                                 initial investment in Certificates. Delays and
                                 extensions resulting in a lengthening of the
                                 weighted average lives of the Certificates may
                                 occur at a time of higher interest rates when
                                 you may have been able to reinvest principal
                                 payments that would otherwise have been
                                 received by you at higher rates.

YOU BEAR THE RISK OF
BORROWER DEFAULTS                The rate and timing of delinquencies or
                                 defaults on the mortgage loans could affect the
                                 following aspects of the Offered Certificates:

                                 o    the aggregate amount of distributions on
                                      them;

                                 o    their yields to maturity;

                                 o    their rates of principal payments; and

                                 o    their weighted average lives.

                                 The rights of holders of each Class of
                                 subordinate Certificates to receive payments of
                                 principal and interest otherwise payable on
                                 their Certificates will be subordinated to such
                                 rights of the holders of the more senior
                                 Certificates having an earlier alphabetical
                                 Class designation. Losses on the mortgage loans
                                 will be allocated to the Class P, Class O,
                                 Class N, Class M, Class L, Class K, Class J,
                                 Class H, Class G, Class F, Class E, Class D,
                                 Class C, Class B and Class A-J Certificates, in
                                 that order, reducing amounts otherwise payable
                                 to each Class. Any remaining losses would then
                                 be allocated to the Class A-1, Class A-1A,
                                 Class A-2, Class A-3-1, Class A-3-2, Class A-AB
                                 and Class A-4 Certificates and the Class
                                 A-3-1FL Regular Interest (and correspondingly
                                 the Class A-3-1FL Certificates), pro rata, and,
                                 with respect to interest losses only, the Class
                                 X Certificates based on their respective
                                 entitlements, provided that losses allocated to
                                 the Class A-4 Certificates will be applied
                                 first to the Class A-4B Certificates until
                                 reduced to zero and then to the Class A-4A
                                 Certificates until reduced to zero.

                                 If losses on the mortgage loans exceed the
                                 aggregate certificate balance of the Classes of
                                 Certificates subordinated to a particular
                                 Class, that

                                      S-87

                                 particular Class will suffer a loss equal to
                                 the full amount of that excess up to the
                                 outstanding certificate balance of such Class.

                                 If you calculate your anticipated yield based
                                 on assumed rates of default and losses that are
                                 lower than the default rate and losses actually
                                 experienced and such losses are allocable to
                                 your Certificates, your actual yield to
                                 maturity will be lower than the assumed yield.
                                 Under extreme scenarios, such yield could be
                                 negative. In general, the earlier a loss borne
                                 by your Certificates occurs, the greater the
                                 effect on your yield to maturity.

                                 Additionally, delinquencies and defaults on the
                                 mortgage loans may significantly delay the
                                 receipt of distributions by you on your
                                 Certificates, unless advances are made to cover
                                 delinquent payments or the subordination of
                                 another Class of Certificates fully offsets the
                                 effects of any such delinquency or default.

                                 Also, if the related borrower does not repay a
                                 mortgage loan with a hyperamortization feature
                                 by its anticipated repayment date, the effect
                                 will be to increase the weighted average life
                                 of your Certificates and may reduce your yield
                                 to maturity.

                                 Furthermore, if P&I Advances and/or Servicing
                                 Advances are made with respect to a mortgage
                                 loan after default and the mortgage loan is
                                 thereafter worked out under terms that do not
                                 provide for the repayment of those advances in
                                 full at the time of the workout, if at all,
                                 then any reimbursements of those advances prior
                                 to the actual collection of the amount for
                                 which the advance was made may also result in
                                 reductions in distributions of principal to the
                                 holders of the Offered Certificates for the
                                 current month.

INTEREST ON ADVANCES AND
COMPENSATION TO THE MASTER
SERVICERS, THE SPECIAL
SERVICERS AND THE TRUSTEE
MAY HAVE AN ADVERSE EFFECT
ON THE PAYMENTS ON YOUR
CERTIFICATES                     To the extent described in this prospectus
                                 supplement, the master servicers, the special
                                 servicers or the trustee will be entitled to
                                 receive interest at the "prime rate" on
                                 unreimbursed advances they have made with
                                 respect to delinquent monthly payments or that
                                 are made with respect to the preservation and
                                 protection of the related mortgaged property or
                                 enforcement of the mortgage loan. This interest
                                 will generally accrue from the date on which
                                 the related advance is made or the related
                                 expense is incurred to the date of
                                 reimbursement. No advance interest will accrue
                                 during the grace period, if any, for the
                                 related mortgage loan; however, if such advance
                                 is not reimbursed from collections received
                                 from the related borrower by the end of the
                                 applicable grace period, advance interest will
                                 accrue from the date such advance is made. This
                                 interest may be offset in part by default
                                 interest and late payment charges paid by the
                                 borrower in connection with the mortgage loan
                                 or by certain other amounts. In addition, under
                                 certain circumstances, including delinquencies
                                 in the payment of principal and interest, a
                                 mortgage loan will be serviced by a special
                                 servicer, and that special servicer is entitled
                                 to compensation for special servicing
                                 activities. The right to receive interest on
                                 advances and special servicing compensation is
                                 senior to the rights of certificateholders to
                                 receive distributions. The payment of interest
                                 on advances and the

                                      S-88

                                 payment of compensation to a special servicer
                                 may result in shortfalls in amounts otherwise
                                 distributable on the Certificates.

THE SELLERS OF THE MORTGAGE
LOANS ARE SUBJECT TO
BANKRUPTCY OR INSOLVENCY
LAWS THAT MAY AFFECT THE
TRUST'S OWNERSHIP OF THE
MORTGAGE LOANS                   In the event of the insolvency of any seller,
                                 it is possible the trust's right to payment
                                 from or ownership of the mortgage loans could
                                 be challenged, and if such challenge were
                                 successful, delays or reductions in payments on
                                 your Certificates could occur.

                                 Based upon opinions of counsel that the
                                 conveyance of the mortgage loans would
                                 generally be respected in the event of
                                 insolvency of the sellers, which opinions are
                                 subject to various assumptions and
                                 qualifications, the sellers believe that such a
                                 challenge will be unsuccessful, but there can
                                 be no assurance that a bankruptcy trustee, if
                                 applicable, or other interested party will not
                                 attempt to assert such a position. Even if
                                 actions seeking such results were not
                                 successful, it is possible that payments on the
                                 Certificates would be delayed while a court
                                 resolves the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES    Your Certificates will not be listed on any
                                 securities exchange or traded on any automated
                                 quotation systems of any registered securities
                                 association, and there is currently no
                                 secondary market for the Certificates. While
                                 one or more Underwriters currently intend to
                                 make a secondary market in the Certificates,
                                 none of them is obligated to do so.
                                 Accordingly, you may not have an active or
                                 liquid secondary market for your Certificates,
                                 which could result in a substantial decrease in
                                 the market value of your Certificates. The
                                 market value of your Certificates also may be
                                 affected by many other factors, including
                                 then-prevailing interest rates. Furthermore,
                                 you should be aware that the market for
                                 securities of the same type as the Certificates
                                 has in the past been volatile and offered very
                                 limited liquidity.

INTEREST RATES BASED ON A
WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                The interest rates on certain of the
                                 Certificates are based on a weighted average of
                                 the mortgage loan interest rates net of the
                                 administrative cost rate (and, with respect to
                                 the residential cooperative mortgage loans, net
                                 of the Class X-Y Strip Rate), which is
                                 calculated based upon the respective principal
                                 balances of the mortgage loans. The interest
                                 rates on certain of the Certificates may be
                                 capped at such weighted average rate. This
                                 weighted average rate is further described in
                                 this prospectus supplement under the definition
                                 of "Weighted Average Net Mortgage Rate."

                                 With respect to the Class A-3-1FL Regular
                                 Interest, the reduction of the Weighted Average
                                 Net Mortgage Rate below 5.251% will result in a
                                 corresponding dollar-for-dollar reduction in
                                 the interest payment made by the Swap
                                 Counterparty to the related grantor trust and,
                                 therefore, a corresponding decrease in the
                                 amount of interest distributed on the Class
                                 A-3-1FL Certificates.

                                      S-89

                                 Any Class of Certificates which is either fully
                                 or partially based upon the Weighted Average
                                 Net Mortgage Rate may be adversely affected by
                                 disproportionate principal payments,
                                 prepayments, defaults and other unscheduled
                                 payments on the mortgage loans. Because some
                                 mortgage loans will amortize their principal
                                 more quickly than others, the rate may
                                 fluctuate over the life of those Classes of
                                 your Certificates.

                                 In general, mortgage loans with relatively high
                                 mortgage interest rates are more likely to
                                 prepay than mortgage loans with relatively low
                                 mortgage interest rates. For instance, varying
                                 rates of unscheduled principal payments on
                                 mortgage loans which have interest rates above
                                 the Weighted Average Net Mortgage Rate may have
                                 the effect of reducing the interest rate of
                                 your Certificates.

DEFAULTS UNDER SWAP CONTRACT
MAY ADVERSELY AFFECT PAYMENTS
ON THE CLASS A-3-1FL
CERTIFICATES                     The grantor trust related to the Class A-3-1FL
                                 Certificate will have the benefit of a Swap
                                 Contract with the Swap Counterparty. The Credit
                                 Support Provider of the Swap Counterparty
                                 currently has a long-term rating of "A+" by S&P
                                 and "Aa3" by Moody's, and a short term rating
                                 of "A-1" by S&P and "P-1" by Moody's. The
                                 ability of the holders of the Class A-3-1FL
                                 Certificates to obtain the payment of interest
                                 at their floating Pass-Through Rate will depend
                                 on payment by the Swap Counterparty pursuant to
                                 the Swap Contract. See "Description of the Swap
                                 Contract--The Swap Counterparty." There can be
                                 no assurance, however, that the Swap
                                 Counterparty (or its Credit Support Provider)
                                 will maintain the rating described above or
                                 have sufficient assets or otherwise be able to
                                 fulfill its obligations under the Swap
                                 Contract. If the ratings of the Swap
                                 Counterparty fall below levels acceptable to
                                 each Rating Agency as set forth in the Swap
                                 Contract (a "Rating Agency Trigger Event"), the
                                 Swap Counterparty will be required to post
                                 collateral, find a replacement swap
                                 counterparty or credit support provider that
                                 would not cause a Rating Agency Trigger Event
                                 or enter into any other arrangement
                                 satisfactory to each Rating Agency, in each
                                 case, as set forth in such Swap Contract. If
                                 the Swap Counterparty fails to take such action
                                 after a Rating Agency Trigger Event, then the
                                 paying agent will be required (following the
                                 expiration of any applicable grace period),
                                 unless otherwise directed in writing by the
                                 holders of 100% of the Class A-3-1FL
                                 Certificates (and only to the extent that, and
                                 only for so long as, doing so does not lead the
                                 trustee to incur expenses in excess of the
                                 amounts available to it for reimbursement), to
                                 take such actions to enforce the rights of the
                                 trust under such Swap Contract as may be
                                 permitted by the terms thereof and use any
                                 termination payments received from the Swap
                                 Counterparty to enter into a replacement
                                 interest rate swap contract on substantially
                                 identical terms. The costs and expenses
                                 incurred by the paying agent in connection with
                                 enforcing the rights of the trust under the
                                 Swap Contract will be reimbursable to the
                                 paying agent solely out of amounts in the
                                 Floating Rate Account that are otherwise
                                 payable to the Class A-3-1FL Certificates;
                                 provided that without either the consent of
                                 100% of the holders of the Class A-3-1FL
                                 Certificates or the written confirmation of
                                 each Rating Agency then rating such Class
                                 A-3-1FL Certificates that such action or event
                                 will not result in the reduction, qualification
                                 or withdrawal of its then current rating of
                                 such Class A-3-1FL Certificates, the paying
                                 agent shall not be permitted to incur such
                                 costs and expenses in excess of any termination
                                 payment received from the Swap Counterparty and
                                 not otherwise applied to offset the

                                      S-90

                                 expense of entering into a replacement swap
                                 contract. If the costs attributable to entering
                                 into a replacement interest rate swap contract
                                 would exceed the net proceeds of the
                                 liquidation of the Swap Contract, a replacement
                                 interest rate swap contract will not be entered
                                 into and any such proceeds will instead be
                                 distributed to the holders of the Class A-3-1FL
                                 Certificates. Following the termination of the
                                 Swap Contract and until a replacement swap
                                 contract is entered into or if a Swap Default
                                 occurs and is continuing (and during the period
                                 when the trustee is pursuing remedies under
                                 such Swap Contract), the Distributable
                                 Certificate Interest Amount with respect to the
                                 Class A-3-1FL Certificates will be calculated
                                 at a fixed rate equal to the interest rate of
                                 the Class A-3-1FL Regular Interest. If after
                                 such conversion to a fixed rate, DTC is not
                                 provided with sufficient notice of the
                                 resulting change in the payment terms of such
                                 Class A-3-1FL Certificates, payment of the
                                 Distributable Certificate Interest Amount to
                                 the Holders of such Class A-3-1FL Certificates
                                 may be delayed. In addition, if after receipt
                                 or payment of the net swap payment due from or
                                 to the Swap Counterparty, as the case may be,
                                 there are insufficient funds in the Floating
                                 Rate Account to make the full distribution of
                                 the Distributable Certificate Interest Amount
                                 to the holders of the Class A-3-1FL
                                 Certificates, the resulting interest shortfall
                                 will be borne solely by the holders of the
                                 Class A-3-1FL Certificates.

SENSITIVITY TO LIBOR AND YIELD
CONSIDERATIONS                   The yield to investors in the Class A-3-1FL
                                 Certificates will be highly sensitive to
                                 changes in the level of one-month LIBOR.
                                 Investors in the Class A-3-1FL Certificates
                                 should consider the risk that lower than
                                 anticipated levels of one-month LIBOR could
                                 result in actual yields that are lower than
                                 anticipated yields on the Class A-3-1FL
                                 Certificates.

                                 In addition, because interest payments on the
                                 Class A-3-1FL Certificates may be reduced or
                                 the pass-through rate may convert to a fixed
                                 rate, subject to a maximum pass-through rate
                                 equal to the Weighted Average Net Mortgage
                                 Rate, in connection with certain events
                                 discussed in this prospectus supplement, the
                                 yield to investors in the Class A-3-1FL
                                 Certificates under such circumstances may not
                                 be as high as that offered by other LIBOR-based
                                 investments that are not subject to such
                                 interest rate restrictions.

                                 In general, the earlier a change in the level
                                 of one-month LIBOR, the greater the effect on
                                 the yield to maturity to an investor in the
                                 Class A-3-1FL Certificates. As a result, the
                                 effect on such investor's yield to maturity of
                                 a level of one-month LIBOR that is higher (or
                                 lower) than the rate anticipated by such
                                 investor during the period immediately
                                 following the issuance of the Class A-3-1FL
                                 Certificates is not likely to be offset by a
                                 subsequent like reduction (or increase) in the
                                 level of one-month LIBOR.

                                 The failure by the Swap Counterparty in its
                                 obligation to make payments under the swap
                                 contract, the conversion to a fixed rate that
                                 is below the rate that would otherwise be
                                 payable at the floating rate and/or the
                                 reduction of interest payments resulting from
                                 payment of interest to the Class A-3-1FL
                                 Regular Interest based on a pass-through rate
                                 below 5.251% would have a negative impact.
                                 There can be no assurance that a default by the
                                 Swap Counterparty and/or the

                                      S-91

                                 conversion of the pass-through rate from a rate
                                 based on LIBOR to a fixed rate would not
                                 adversely affect the amount and timing of
                                 distributions to the holders of the Class
                                 A-3-1FL Certificates. See "Yield and Maturity
                                 Considerations" in this prospectus supplement.

     This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors" section and elsewhere in this prospectus supplement.

                                      S-92

                     DESCRIPTION OF THE OFFERED CERTIFICATES

     Capitalized terms are defined in the "Glossary of Terms" attached hereto.

GENERAL

     The Series 2005-IQ10 Commercial Mortgage Pass-Through Certificates will be issued on or about October 25, 2005 pursuant to a Pooling and Servicing
Agreement to be dated as of October 1, 2005, among Morgan Stanley Capital I
Inc., the master servicers, the special servicers and the trustee.

     The Certificates will represent in the aggregate the entire beneficial ownership interest in the trust consisting primarily of:

     o    the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and scheduled payments of principal and interest due on or before the Cut-off Date;

     o    any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

     o    a security interest in any "government securities" as defined in the
          Investment Company Act of 1940 pledged in respect of the defeasance of a mortgage loan; and

     o    certain rights of Morgan Stanley Capital I Inc. under, or assigned to
          Morgan Stanley Capital I Inc. pursuant to, each of the Mortgage Loan
          Purchase Agreements relating to mortgage loan document delivery requirements and the representations and warranties of the related seller regarding its mortgage loans.

     o    with respect to the Class A-3-1FL Certificates, the Swap Contract, the
          Class A-3-1FL Regular Interest and funds or assets on deposit from time to time in the Floating Rate Account.

     The Certificates will be issued on or about October 25, 2005 and will only be entitled to scheduled payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

     The Certificates will consist of 32 Classes, to be designated as:

     o    the Class A-1 Certificates, the Class A-1A Certificates, the Class A-2
          Certificates, the Class A-3-1FL Certificates, the Class A-3-1
          Certificates, the Class A-3-2 Certificates, the Class A-AB
          Certificates, the Class A-4A Certificates and the Class A-4B
          Certificates;

     o    the Class X-1 Certificates, the Class X-2 Certificates and the Class
          X-Y Certificates;

     o    the Class A-J Certificates, the Class B Certificates, the Class C
          Certificates, the Class D Certificates, the Class E Certificates, the
          Class F Certificates, the Class G Certificates, the Class H
          Certificates, the Class J Certificates, the Class K Certificates, the
          Class L Certificates, the Class M Certificates, the Class N
          Certificates, the Class O Certificates, the Class P Certificates, the
          Class EI Certificates, the Class EI-L3 Certificates; and

     o    the Class R-I Certificates, the Class R-II Certificates and the Class
          R-III Certificates.

     On the Closing Date, the Class A-3-1FL Regular Interest will also be issued by the trust as an uncertificated regular interest in REMIC III. The Class
A-3-1FL Regular Interest is not offered hereby. The Depositor will transfer the
Class A-3-1FL Regular Interest and the trustee, on behalf of the trust, will enter into the swap contract in exchange for the Class A-3-1FL Certificates. The
Class A-3-1FL Certificates will represent all of the beneficial ownership interest in the Class A-3-1FL Regular Interest, the Swap Contract and funds or assets on deposit from time to time in the Floating Rate Account.

                                      S-93

     The Class A Senior Certificates and the Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C and Class D
Certificates will be issued in denominations of $100,000 initial Certificate
Balance and in any whole dollar denomination in excess thereof. The Class X-2
Certificates will be issued in denominations of $1,000,000 initial Notional
Amount and in any whole dollar denomination in excess of that amount.

     Each Class of Offered Certificates will initially be represented by one or more global certificates registered in the name of the nominee of The Depository
Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The
Offered Certificates--Reports to Certificateholders; Available
Information--Book-Entry Certificates." Unless and until definitive certificates are issued in respect of any Class of Offered Certificates, all references to actions by holders of the Offered Certificates will refer to actions taken by
DTC upon instructions received from the related Certificate Owners through DTC's participating organizations.

     All references herein to payments, notices, reports and statements to holders of the Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the Offered
Certificates, for distribution to the related Certificate Owners through DTC's
Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any Class of Offered Certificates, interests in such
Certificates will be transferred on the book-entry records of DTC and its
Participants. See "Description Of The Certificates--Book-Entry Registration and
Definitive Certificates" in the prospectus.

     Certificateholders must hold their Offered Certificates in book-entry form, and delivery of the Offered Certificates will be made through the facilities of
DTC, in the United States, and may be made through the facilities of Clearstream
Banking or Euroclear, in Europe. Transfers within DTC, Clearstream Banking or
Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Banking or
Euroclear, on the other, will be effected in DTC through Citibank, N.A. or
JPMorgan Chase, the relevant depositaries of Clearstream Banking and Euroclear, respectively.

     Because of time-zone differences, credits of securities received in
Clearstream Banking or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear participant or Clearstream Banking customer on such business day. Cash received in Clearstream Banking or Euroclear as a result of sales of securities by or through a Clearstream Banking customer or a Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Banking or
Euroclear cash account only as of the business day following settlement in DTC.

                                      S-94

CERTIFICATE BALANCES

     Upon initial issuance, the Class A-1, Class A-1A, Class A-2, Class A-3-1FL,
Class A-3-1, Class A-3-2, Class A-AB, Class A-4A, Class A-4B, Class X-2, Class
A-J, Class B, Class C and Class D Certificates will have the following aggregate
Certificate or Notional Balances. In each case, the Certificate Balance may vary by 5%:

                           APPROXIMATE INITIAL
                         CERTIFICATE OR NOTIONAL     APPROXIMATE PERCENT        RATINGS        APPROXIMATE
CLASS                            BALANCE           OF INITIAL POOL BALANCE   (MOODY'S/S&P)   CREDIT SUPPORT
----------------------   -----------------------   -----------------------   -------------   --------------

Class A-1 ............        $   75,150,000                4.86%               Aaa/AAA          20.000%
Class A-1A ...........        $  231,768,000               14.98%               Aaa/AAA          20.000%
Class A-2 ............        $   50,000,000                3.23%               Aaa/AAA          20.000%
Class A-3-1FL ........        $   75,000,000                4.85%               Aaa/AAA          20.000%
Class A-3-1 ..........        $   78,000,000                5.04%               Aaa/AAA          20.000%
Class A-3-2 ..........        $   50,000,000                3.23%               Aaa/AAA          20.000%
Class A-AB ...........        $   75,000,000                4.85%               Aaa/AAA          20.000%
Class A-4A ...........        $  527,250,000               34.09%               Aaa/AAA          30.000%
Class A-4B ...........        $   75,322,000                4.87%               Aaa/AAA          20.000%
Class X-2 ............        $1,502,744,000                ----                Aaa/AAA            ----
Class A-J ............        $  129,549,000                8.37%               Aaa/AAA          11.625%
Class B ..............        $   30,938,000                2.00%               Aa2/AA            9.625%
Class C ..............        $   11,601,000                0.75%               Aa3/AA-           8.875%
Class D ..............        $   25,137,000                1.63%                 A2/A            7.250%

     The percentages indicated under the column "Approximate Credit Support"
with respect to the Class A-1, Class A-1A, Class A-2, Class A-3-1FL, Class
A-3-1, Class A-3-2, Class A-AB, Class A-4A and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-1A, Class A-2, Class
A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB, Class A-4A and Class A-4B
Certificates in the aggregate. Additionally, the credit support percentage with respect to the Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates. References in this prospectus supplement to the
Class A-4 Certificates mean the Class A-4A Certificates and the Class A-4B
Certificates in the aggregate. The ratings of the Class A-3-1FL Certificates do not represent any assessment as to whether the floating rate of interest on such
Class will convert to a fixed rate. See "Ratings" in this prospectus supplement.

     The initial Certificate Balance of each Principal Balance Certificate will be presented on the face thereof. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate Balance of each
Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable Distribution Date, and will be further reduced by any Realized Losses and Expense Losses allocated to such certificate on such Distribution Date. See "--Distributions" and
"--Distributions--Subordination; Allocation of Losses and Certain Expenses"
below.

     The Interest Only Certificates will not have a Certificate Balance. Each such Class of Certificates will represent the right to receive distributions of interest accrued as described herein on a Notional Amount.

     The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the Classes of Principal Balance
Certificates outstanding from time to time.

     The Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in October 2013 will be an amount equal to the then outstanding aggregate balances of the Class A-1, Class A-1A, Class A-2,
Class A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB, Class A-4A, Class A-4B,
Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class
J, Class K and Class L components. After the Distribution Date occurring in
October 2013, the Notional Amount of the Class X-2 Certificates will be equal to zero. As of any Distribution Date, the balances of the Class A-1, Class A-1A,
Class A-2, Class A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB, Class A-4A,
Class A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G,
Class H, Class J, Class K and Class L components used to determine the Notional
Amount of the Class X-2 Certificates will generally be equal to the lesser of
(i) the Certificate Balance of the corresponding Class of Certificates or the
Class A-3-1FL Regular Interest as of such date (taking into account any distributions of principal made on, and any Realized Losses allocated to, such
Classes of Certificates or the Class A-3-1FL Regular Interest)

                                      S-95

and (ii) the amount specified for such component and such Distribution Date on
Schedule B to this prospectus supplement.

     Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to, any Class of Principal Balance Certificates, or in the case of the
Class A-3-1FL Certificates, the certificate balance of the Class A-3-1FL Regular
Interest.

     The Notional Amount of the Class X-2 Certificates will be reduced on each
Distribution Date by any distributions of principal actually made on, and any
Realized Losses and Expense Losses of principal actually allocated to, any component and any Class of Certificates, or in the case of the Class A-3-1FL
Certificates, the certificate balance of the Class A-3-1FL Regular Interest, included in the calculation of the Notional Amount for the Class X-2
Certificates on such Distribution Date, as described above, to the extent that such distribution of principal or allocation of Realized Losses and Expense
Losses reduces the Certificate Balance of the related Class of Certificates, or in the case of the Class A-3-1FL Certificates, the certificate balance of the
Class A-3-1FL Regular Interest, to a balance that is lower than the amount shown on Schedule B to this prospectus supplement. Holders of the Class X-2
Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in October 2013.

     The Notional Amount of the Class X-Y Certificates, as of any date of determination, will be equal to the then total principal balance of the residential cooperative mortgage loans. The Notional Amount of the Class X-Y
Certificates will be reduced on each Distribution Date by collections and advances of principal on the residential cooperative mortgage loans previously distributed to the Certificateholders and Realized Losses and Expense Losses on
the residential cooperative mortgage loans previously allocated to the
Certificateholders.

      Upon initial issuance, the aggregate Notional Amount of the Class X-1
Certificates will be $1,546,862,538, the aggregate Notional Amount of the Class
X-2 Certificates will be $1,502,744,000 and the aggregate Notional Amount of the
Class X-Y Certificates will be $139,729,337, in each case, subject to a permitted variance of plus or minus 5%. The Notional Amount of each Class X
Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

      The Notional Amount of the Class EI-L3 Certificates will be equal to the outstanding principal balance of Mortgage Loan No. 3 (the "L-3 Communications
Mortgage Loan"). The Notional Amount of the Class EI-L3 Certificates is used solely for the purpose of determining Additional L-3 Interest payable to the holder of such Certificates and does not represent the right of the Class EI-L3
Certificateholders to receive any distributions of principal on the L-3
Communications Mortgage Loan.

     The Residual Certificates will not have Certificate Balances or Notional
Amounts.

PASS-THROUGH RATES

     The Class A-1 Certificates will accrue interest at a fixed per annum rate equal to 4.914%. The Class A-2 Certificates will accrue interest at a fixed per annum rate equal to 5.126%. The Class A-1A Certificates will accrue interest at a per annum rate equal to the lesser of 5.214% and the Weighted Average Net
Mortgage Rate. The Class A-3-1FL Regular Interest will accrue interest at a per annum rate equal to the lesser of 5.251% and the Weighted Average Net Mortgage
Rate. The Class A-3-1 Certificates will accrue interest at a per annum rate equal to the lesser of 5.251% and the Weighted Average Net Mortgage Rate. The
Class A-3-2 Certificates will accrue interest at a per annum rate equal to the lesser of 5.253% and the Weighted Average Net Mortgage Rate. The Class A-AB
Certificates will accrue interest at a per annum rate equal to the lesser of
5.178% and the Weighted Average Net Mortgage Rate. The Class A-4A Certificates
will accrue interest at a per annum rate equal to the lesser of 5.230% and the
Weighted Average Net Mortgage Rate. The Class A-4B Certificates will accrue interest at a per annum rate equal to the lesser of 5.284% and the Weighted
Average Net Mortgage Rate. The Class A-J and Class B Certificates will accrue interest at a per annum rate equal to the Weighted Average Net Mortgage Rate less 0.067% and 0.018%, respectively. The Class C and Class D Certificates will accrue interest at a per annum rate equal to the Weighted Average Net Mortgage
Rate. The Class A-3-1FL Certificates will accrue interest at a floating rate based on one-month LIBOR + 0.240% (provided that for the initial interest accrual period LIBOR shall be an interpolated

                                      S-96

percentage) subject to the limitations described in this prospectus supplement.
The Pass-Through Rate applicable to the Class X-1 Certificates for the initial
Distribution Date will equal approximately 0.043% per annum. The Pass-Through
Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional
Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will equal the Certificate Balance of one of the Classes of the Principal Balance Certificates. In general, the Certificate Balance of each
Class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular Class of
Principal Balance Certificates is identified on Schedule B to this prospectus supplement as being part of the total Notional Amount of the Class X-2
Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution
Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any
Distribution Date occurring in or before October 2013, on any particular component of the total Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

     o    if such particular component consists of the entire Certificate
          Balance of any Class of Principal Balance Certificates, or in the case of the Class A-3-1FL Certificates, the Certificate Balance of the
          Class A-3-1FL Regular Interest, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related
          Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
          such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A attached hereto and (ii) the Pass-Through Rate for such Distribution
          Date for such Class of Principal Balance Certificates, or in the case of the Class A-3-1FL Certificates, the Pass-Through Rate on the Class
          A-3-1FL Regular Interest;

     o    if such particular component consists of a designated portion (but not all) of the Certificate Balance of any Class of Principal Balance
          Certificates, or in the case of the Class A-3-1FL Certificates, the
          Certificate Balance of the Class A-3-1FL Regular Interest, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a)
          the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such
          Distribution Date as set forth on Schedule A attached hereto and (ii)
          the Pass-Through Rate for such Distribution Date for such Class of
          Principal Balance Certificates, or in the case of the Class A-3-1FL
          Certificates, the Pass-Through Rate on the Class A-3-1FL Regular
          Interest;

     o    if such particular component consists of the entire Certificate
          Balance of any Class of Principal Balance Certificates, or in the case of the Class A-3-1FL Certificates, the Certificate Balance of the
          Class A-3-1FL Regular Interest, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total
          Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net
          Mortgage Rate for such Distribution Date, over (b) the Pass-Through
          Rate for such Distribution Date for such Class of Principal Balance
          Certificates, or in the case of the Class A-3-1FL Certificates, the
          Pass-Through Rate on the Class A-3-1FL Regular Interest; and

     o    if such particular component consists of a designated portion (but not all) of the Certificate Balance of any Class of Principal Balance
          Certificates, or in the case of the Class A-3-1FL Certificates, the
          Certificate Balance of the Class A-3-1FL Regular Interest, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2
          Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of
          (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such
          Class of Principal Balance Certificates, or in the case of the Class
          A-3-1FL Certificates, the Pass-Through Rate on the Class A-3-1FL
          Regular Interest.

                                      S-97

     For any Distribution Date occurring after October 2013, the Certificate
Balance of each Class of Principal Balance Certificates, or in the case of the
Class A-3-1FL Certificates, the Certificate Balance of the Class A-3-1FL Regular
Interest, will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such Class of
Principal Balance Certificates, or in the case of the Class A-3-1FL
Certificates, the Pass-Through Rate on the Class A-3-1FL Regular Interest. Under
no circumstances will the Class X-1 Strip Rate be less than zero.

     The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately 0.233% per annum. The
Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution
Date subsequent to the initial Distribution Date and on or before the
Distribution Date in October 2013 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related
Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the
Certificate Balance of a specified Class of Principal Balance Certificates, or in the case of the Class A-3-1FL Certificates, the certificate balance of the
Class A-3-1FL Regular Interest. If all or a designated portion of the
Certificate Balance of any Class of Principal Balance Certificates, or in the
case of the Class A-3-1FL Certificates, the certificate balance of the Class
A-3-1FL Regular Interest, is identified on Schedule B to this prospectus supplement as being part of the total Notional Amount of the Class X-2
Certificates immediately prior to any Distribution Date, then that Certificate
Balance (or designated portion thereof) will represent one or more components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any
Distribution Date occurring in or before October 2013, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

     o    the lesser of (a) the rate per annum corresponding to such
          Distribution Date as set forth on Schedule A attached hereto and (b)
          the Weighted Average Net Mortgage Rate for such Distribution Date, over

     o    the Pass-Through Rate for such Distribution Date for the Class of
          Principal Balance Certificates, or in the case of the Class A-3-1FL
          Certificates, the Pass-Through Rate on the Class A-3-1FL Regular
          Interest, whose Certificate Balance, or a designated portion thereof, comprises such component.

     Under no circumstances will the Class X-2 Strip Rate be less than zero.

     The pass-through rate for the Class X-Y Certificates for each distribution date will be a variable rate equal to the weighted average from time to time of the various Class X-Y Strip Rates attributable to each residential cooperative mortgage loan. The "Class X-Y Strip Rate" for each residential cooperative mortgage loan will equal 0.10% per annum; provided that, if the subject residential cooperative mortgage loan accrues interest on the basis of the actual number of days elapsed during each 1-month interest accrual period in a year assumed to consist of 360 days, then the foregoing 0.10% will be multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is
30.

     The Class E, Class F, Class G and Class H Certificates will, at all times, accrue interest at a per annum rate equal to the Weighted Average Net Mortgage
Rate. The Class J, Class K, Class L, Class M, Class N, Class O and Class P
Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 4.944% and the Weighted Average Net Mortgage Rate.

     The Administrative Cost Rate for each mortgage loan is presented in
Appendix II. The Administrative Cost Rate will be payable on the Scheduled
Principal Balance of each mortgage loan outstanding from time to time. The
Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of such mortgage loan.

                                      S-98

DISTRIBUTIONS

     General

     Distributions on or with respect to the Certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in November 2005. Except as otherwise described below, all such distributions will be made to the persons in whose names the
Certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to such Certificateholder.

     The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated thereto, which reimbursement is to occur after the date on which such certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered such certificate. The likelihood of any such distribution is remote. All distributions made on or with respect to a Class of Certificates will be allocated pro rata among such Certificates based on their respective Percentage
Interests in such Class.

     The Available Distribution Amount

     With respect to any Distribution Date, distributions of interest on and principal of the Certificates will be made from the Available Distribution
Amount for that Distribution Date.

     With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amounts will be deposited into the applicable Interest Reserve Account in respect of each Interest Reserve
Loan in an amount equal to 1 day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which such Distribution
Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made in respect thereof for such Due Date. For purposes of this calculation, the Net
Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms."
With respect to the Distribution Date occurring in March of each year (beginning in 2006), the paying agent will withdraw an amount from each Interest Reserve
Account in respect of each Interest Reserve Loan equal to the related Interest
Reserve Amount from the preceding January, if applicable, and February, and the withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date.

     Application of the Available Distribution Amount

     On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any Class of Offered Certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest, Additional L-3 Interest and Excess Liquidation Proceeds,
if any for such date for the following purposes and in the following order of priority:

               (i) to the holders of the Class A-1, Class A-1A, Class A-2, Class
          A-3-1, Class A-3-2, Class A-AB and Class A-4 Certificates and the
          Class A-3-1FL Regular Interest and the Class X-1, Class X-2 and Class
          X-Y Certificates, concurrently,

     o    to the holders of the Class A-1, Class A-2, Class A-3-1, Class A-3-2,
          Class A-AB and Class A-4 Certificates and the Class A-3-1FL Regular
          Interest, the Distributable Certificate Interest Amount in respect of each such Class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan
          Group 1), pro rata in proportion to the Distributable Certificate
          Interest Amount payable in respect of each such Class, provided that interest distributed to the

                                      S-99

          Class A-4 Certificates will be applied first to Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

     o    to the holders of the Class A-1A Certificates, the Distributable
          Certificate Interest Amount in respect of such Class for such
          Distribution Date (which shall be payable from amounts in the
          Available Distribution Amount attributable to Loan Group 2);

     o    to the holders of the Class X-1, Class X-2 and Class X-Y Certificates,
          the Distributable Certificate Interest Amount in respect of each such
          Class for such Distribution Date, pro rata in proportion to the
          Distributable Certificate Interest Amount payable in respect of each such Class;

          provided, however, that if the portion of Available Distribution
Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A
Senior or Class X Certificates on such Distribution Date as described above, the
Available Distribution Amount will be allocated among all those Classes pro rata in proportion to the respective amounts of interest payable thereon for such
Distribution Date, without regard to loan group, provided that interest distributed to the Class A-4 Certificates will be applied first to Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

               (ii) (A) to the holders of the Class A-1, Class A-1A, Class A-2,
          Class A-3-1, Class A-3-2, Class A-3-2, Class A-AB and Class A-4
          Certificates and Class A-3-1FL Regular Interest,

     o    first, to the holders of the Class A-AB Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to the Planned Principal
          Balance for such Distribution Date; the portion of the Loan Group 2
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-1A
          Certificates;

     o    second, upon payment to the Class A-AB Certificates of the above distribution, to the holders of the Class A-1 Certificates, the Loan
          Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance) and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
          A-1A Certificates;

     o    third, upon payment in full of the aggregate Certificate Balance of the Class A-1 Certificates, to the holders of the Class A-2
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-2 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    fourth, upon payment in full of the aggregate Certificate Balance of the Class A-2 Certificates, to the holders of the Class A-3-1
          Certificates and the Class A-3-1FL Regular Interest, pro rata, the
          Loan Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has
          been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balances of the A-3-1 Certificates and the Class A-3-1FL Regular Interest have been reduced to zero; the portion of the Loan Group 1 Principal Distribution Amount and Loan
          Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class
          A-AB Certificates (in respect of the Planned Principal Balance), Class
          A-1

                                     S-100

          Certificates, Class A-2 Certificates and (solely with respect to the
          Loan Group 2 Principal Distribution Amount) Class A-1A Certificates;

     o    fifth, upon payment in full of the aggregate Certificate Balances of the Class A-3-1 Certificates and the Class A-3-1FL Regular Interest,
          to the holders of the Class A-3-2 Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-3-2 Certificates has
          been reduced to zero; the portion of the Loan Group 1 Principal
          Distribution Amount and Loan Group 2 Principal Distribution Amount
          distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates, Class A-2
          Certificates, Class A-3-1 Certificates and the Class A-3-1FL Regular
          Interest and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    sixth, upon payment in full of the aggregate Certificate Balance of the Class A-3-2 Certificates, to the holders of the Class A-AB
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates, Class A-2 Certificates, Class A-3-1 Certificates, Class
          A-3-1FL Regular Interest and Class A-3-2 Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates;

     o    seventh, upon payment in full of the aggregate Certificate Balance of the Class A-AB Certificates, to the holders of the Class A-4A
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-4A Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates, Class A-1 Certificates, Class A-2 Certificates, Class
          A-3-1 Certificates, Class A-3-1FL Regular Interest and Class A-3-2
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    eighth, upon payment in full of the aggregate Certificate Balance of the Class A-4A Certificates, to the holders of the Class A-4B
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates has been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-4B Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates, Class A-1 Certificates, Class A-2 Certificates, Class
          A-3-1 Certificates, Class A-3-1FL Regular Interest, Class A-3-2
          Certificates and Class A-4A Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates; and

                    (B) to the holders of the Class A-1A Certificates, the Loan
          Group 2 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-4 Certificates has been reduced to zero, the Loan Group 1 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1A Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount will be reduced by any portion thereof distributed to the holders of the Class A-AB, Class
          A-1, Class A-2, Class A-3-1, Class A-3-2 and Class A-4 Certificates
          and the Class A-3-1FL Regular Interest;

               (iii) to the holders of the Class A Senior Certificates (other than the Class A-3-1FL Certificates), the Class A-3-1FL Regular
          Interest and the Class X Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or

                                     S-101

          Expense Losses previously allocated to such Certificates or the Class
          A-3-1FL Regular Interest and for which reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as Realized Losses or Expense Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional Amount), plus interest on such Realized
          Losses or Expense Losses, at 1/12 of the applicable Pass-Through Rate, provided that such amounts in respect of the Class A-4 Certificates will be allocated first to the Class A-4A Certificates until such unreimbursed losses are reimbursed together with all applicable interest at the applicable Pass-Through Rate and then to the Class
          A-4B Certificates;

               (iv) to the holders of the Class A-J Certificates, the
          Distributable Certificate Interest Amount in respect of such Class of
          Certificates for such Distribution Date;

               (v) upon payment in full of the aggregate Certificate Balances of the Class A Senior Certificates (other than the Class A-3-1FL
          Certificates) and the Class A-3-1FL Regular Interest, to the holders of the Class A-J Certificates, the Principal Distribution Amount for
          such Distribution Date until the aggregate Certificate Balance of the
          Class A-J Certificates has been reduced to zero; the portion of the
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A Senior
          Certificates (other than the Class A-3-1FL Certificates) and the Class
          A-3-1FL Regular Interest;

               (vi) to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such Class of Certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or
          Expense Losses, at 1/12 the applicable Pass-Through Rate;

               (vii) to the holders of the Class B Certificates, the
          Distributable Certificate Interest Amount in respect of such Class of
          Certificates for such Distribution Date;

               (viii) upon payment in full of the aggregate Certificate Balances of the Class A-J Certificates, to the holders of the Class B
          Certificates, the Principal Distribution Amount for such Distribution
          Date until the aggregate Certificate Balance of the Class B
          Certificates has been reduced to zero; the portion of the Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A Senior
          Certificates (other than the Class A-3-1FL Certificates), the Class
          A-3-1FL Regular Interest and Class A-J Certificates;

               (ix) to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such Class of Certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or
          Expense Losses, at 1/12 of the applicable Pass-Through Rate;

               (x) to the holders of the Class C Certificates, the Distributable
          Certificate Interest Amount in respect of such Class of Certificates for such Distribution Date;

               (xi) upon payment in full of the aggregate Certificate Balance of the Class B Certificates, to the holders of the Class C Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class C Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A Senior Certificates (other than the Class A-3-1FL Certificates), the Class A-3-1FL Regular
          Interest, Class A-J Certificates and Class B Certificates;

               (xii) to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such Class of Certificates and for which reimbursement has not been fully paid, plus interest on such Realized Losses or Expense Losses, at 1/12 of the applicable Pass-Through Rate;

               (xiii) to the holders of the Class D Certificates, the
          Distributable Certificate Interest Amount in respect of such Class of
          Certificates for such Distribution Date;

                                     S-102

               (xiv) upon payment in full of the aggregate Certificate Balance of the Class C Certificates, to the holders of the Class D
          Certificates, the Principal Distribution Amount for such Distribution
          Date until the aggregate Certificate Balance of the Class D
          Certificates has been reduced to zero; the portion of the Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A Senior
          Certificates (other than the Class A-3-1FL Certificates), the Class
          A-3-1FL Regular Interest, Class A-J Certificates, Class B Certificates
          and Class C Certificates;

               (xv) to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such Class of Certificates and for which reimbursement has not been fully paid, plus interest on such Realized Losses or Expense Losses, at 1/12 of the applicable Pass-Through Rate; and

               (xvi) to make payments to the holders of the private certificates
          (other than the Non-Offered Class X Certificates) as contemplated below.

     Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

     o    first, to the Class A-1, Class A-1A, Class A-2, Class A-3-1, Class
          A-3-2, Class A-AB and Class A-4 Certificates and the Class A-3-1FL
          Regular Interest, pro rata, in proportion to their respective
          Certificate Balances, in reduction of their respective Certificate
          Balances, until the aggregate Certificate Balance of each such Class is reduced to zero, provided that Principal Distribution Amounts distributed to the Class A-4 Certificates will be applied first to the
          Class A-4A Certificates until the aggregate Certificate Balance of such Class is reduced to zero and then to the Class A-4B Certificates until the aggregate Certificate Balance of such Class is reduced to zero; and

     o    second, to the Class A-1, Class A-1A, Class A-2, Class A-3-1, Class
          A-3-2, Class A-AB and Class A-4 Certificates and the Class A-3-1FL
          Regular Interest, pro rata, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and
          Expense Losses previously allocated to such Classes, plus interest on such Realized Losses or Expense Losses, at 1/12 of the applicable
          Pass-Through Rate, provided that such amounts with respect to the
          Class A-4 Certificates will be allocated first to the Class A-4A
          Certificates until such unreimbursed losses are reimbursed, together with interest at the applicable Pass-Through Rate, and then to the
          Class A-4B Certificates.

     On each Distribution Date, following the above-described distributions on the Offered Certificates (other than the Class A-3-1FL Certificates) and the
Class A-3-1FL Regular Interest and the Class X-1, Class X-2 and Class X-Y
Certificates, the paying agent will apply the remaining portion, if any, of the
Available Distribution Amount for such date to make payments to the holders of each of the respective Classes of private certificates, other than the Class
X-1, Class X-2, Class X-Y Certificates and Residual Certificates, in
alphabetical order of Class designation, in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2)
and (3) below, in that order, to the holders of the Class E Certificates, then payments under clauses (1), (2), and (3) below, in that order, to the holders of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N,
Class O and Class P Certificates:

          (1)  to pay interest to the holders of the particular Class of
               Certificates, up to an amount equal to the Distributable
               Certificate Interest Amount in respect of such Class of
               Certificates for such Distribution Date;

          (2)  if the aggregate Certificate Balance of each other Class of
               Subordinate Certificates, if any, with an earlier alphabetical
               Class designation has been reduced to zero, to pay principal to the holders of the particular Class of Certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate
               Certificate Balance of such Class of Certificates and (b) the aggregate of the remaining Principal Distribution Amount for such
               Distribution Date; and

          (3)  to reimburse the holders of the particular Class of Certificates, up to an amount equal to (a) all Realized Losses and Expense
               Losses, if any, previously allocated to such Class of
               Certificates and

                                     S-103

               for which no reimbursement has previously been paid, plus (b) all unpaid interest on such amounts, at 1/12 of the Pass-Through Rate of such Class of Certificates.

     Any portion of the Available Distribution Amount for any Distribution Date
that is not otherwise payable to the holders of REMIC Regular Certificates (or the Class A-3-1FL Regular Interest) as contemplated above, will be paid to the holders of the Residual Certificates. Any amount of Excess Interest or
Additional L-3 Interest on deposit in the Excess Interest Sub-account for the related Collection Period will be paid either to the holders of the Class EI or
Class EI-L3 Certificates, as applicable.

     Excess Liquidation Proceeds will be deposited into the Reserve Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates -- in order of alphabetical Class designation -- for any, and to the extent of,
Realized Losses and Expense Losses previously allocated to them; and second, upon the reduction of the aggregate Certificate Balance of the Principal Balance
Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

     The amount to be allocated to the Class A-3-1FL Regular Interest on each
Distribution Date will be required to be deposited into the Floating Rate
Account on the Master Servicer Remittance Date and the portion of such amount, if any, which is equal to the net swap payment due to the Swap Counterparty in respect of the Class A-3-1FL Regular Interest will be applied to make payments under the Swap Contract as provided in this prospectus supplement under
"Description of the Swap Contract." The amounts remaining in the Floating Rate
Account, including any net swap payment received under the Swap Contract from the Swap Counterparty and any amounts representing principal distributed to the
Class A-3-1FL Regular Interest will be distributed to the holders of the Class
A-3-1FL Certificates on the Distribution Date as part of the Class A-3-1FL
Available Funds.

     The Class A-3-1FL Certificates

     On each Distribution Date, the paying agent will distribute from the Class
A-3-1FL Available Funds to the holders of the Class A-3-1FL Certificates as of the related Record Date the following amounts: (i) the Class A-3-1FL Interest
Distribution Amount and (ii) the Class A-3-1FL Principal Distribution Amount.
Under certain circumstances described under "Description of the Swap Contract"
herein, termination payments (or a portion thereof) will also be distributed to the holders of the Class A-3-1FL Certificates. No holder of a Class A-3-1FL
Certificate will be entitled to receive any portion of any Prepayment Premium or
Yield Maintenance Charge allocated to the Class A-3-1FL Regular Interest for so long as the Swap Contract or any replacement swap contract remains in place.
Such amounts will be payable to the Swap Counterparty pursuant to the terms of the Swap Contract.

     The Class A-3-1FL Certificates will accrue interest for each Distribution
Date on their Certificate Balance at a rate equal to one-month LIBOR plus 0.240%
(provided that for the initial interest accrual period LIBOR shall be an interpolated percentage to reflect the shorter initial Interest Accrual Period)
based on the actual number of days elapsed in the related Interest Accrual
Period and a 360-day year; provided that such amount will not be paid if a Swap
Default occurs and is continuing, the Swap Contract is terminated and is not replaced or if there are insufficient funds in the Floating Rate Account to pay the Swap Counterparty the full amount due to the Swap Counterparty under the
Swap Contract. Allocation of Net Aggregate Prepayment Interest Shortfalls to the
Class A-3-1FL Regular Interest will reduce the amount of interest payable to the
Class A-3-1FL Certificates by an equivalent amount. Any Net Aggregate Prepayment
Interest Shortfall allocated to the Class A-3-1FL Regular Interest, reduction in the interest available to be distributed to the Class A-3-1FL Regular Interest for any other reason or the reduction of the Weighted Average Net Mortgage Rate below 5.251% will result in a corresponding dollar-for-dollar reduction in the interest payment made by the Swap Counterparty to the related grantor trust and, therefore, a corresponding decrease in the amount of interest distributed on the
Class A-3-1FL Certificates.

     In the case of a default under the Swap Contract or if the Swap Contract is terminated, and until such default is cured or the Swap Contract is replaced, the Class A-3-1FL Certificates will accrue interest at the Pass Through Rate of, and on the same basis and in the same manner as, the Class A-3-1FL Regular
Interest, which will be a rate equal to the lesser of 5.251% per annum and the
Weighted Average Net Mortgage Rate.

     In the event that after payment of the net swap payment due from or to the
Swap Counterparty, as the case may be, there are insufficient funds in the
Floating Rate Account to make the full distribution of the Class A-3-1FL

                                     S-104

Interest Distribution Amount to the holders of the Class A-3-1FL Certificates, the resulting interest shortfall will be borne solely by the holders of such
Class.

     For a further discussion, see "Description of the Swap Contract" herein.

     Class A-AB Planned Principal Balance

     On each Distribution Date, the Class A-AB Certificates have priority with respect to the Loan Group 1 Principal Distribution Amount for such Distribution
Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such
Distribution Date, with respect to receiving distributions of principal to reduce its Certificate Balance to the Planned Principal Balance as described in
"--Distributions--Application of the Available Distribution Amount" above. The
"Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule C to this prospectus supplement. Such balances were calculated using, among other things, the
Structuring Assumptions. Based on such assumptions, the Certificate Balance of the Class A-AB Certificates on each Distribution Date would be reduced to the balance indicated for such Distribution Date on Schedule C. There is no assurance, however, that the mortgage loans will perform in conformity with the
Structuring Assumptions. Therefore, there can be no assurance that the
Certificate Balance of the Class A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule
C. In general, with respect to the Loan Group 1 Principal Distribution Amount, once the Certificate Balances of the Class A-1, Class A-2, Class A-3-1 and Class
A-3-2 Certificates and the Class A-3-1FL Regular Interest have been reduced to zero, and with respect to the Loan Group 2 Principal Distribution Amount, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, any remaining portion on any Distribution Date of the Principal Distribution
Amount, will be distributed to the Class A-AB Certificates until the Certificate
Balance of the Class A-AB Certificates is reduced to zero.

     Distributions of Prepayment Premiums and Yield Maintenance Charges

     On any Distribution Date prior to and including the Distribution Date on which the Certificate Balance of the Class A Senior Certificates has been reduced to zero, Prepayment Premiums or Yield Maintenance Charges collected in respect of each mortgage loan included in a particular Loan Group during the related Collection Period will be distributed by the paying agent on the Classes of Certificates as follows: to the holders of each of the Class A Senior
Certificates (other than the Class A-3-1FL Certificates) and the Class A-3-1FL
Regular Interest then entitled to distributions of principal on such
Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that
Class in respect of the mortgage loans in that Loan Group on that Distribution
Date, and the denominator of which is the total amount distributed as principal to the holders of all Classes of Certificates representing principal payments in respect of the mortgage loans included in that Loan Group on that Distribution
Date, (b) the Base Interest Fraction for the related principal prepayment and that Class and (c) the amount of the Prepayment Premium or Yield Maintenance
Charge collected in respect of such principal prepayment during the related
Collection Period. All Prepayment Premiums or Yield Maintenance Charges
allocated to the Class A-3-1FL Regular Interest will be paid to the Swap
Counterparty unless the Swap Contract or any replacement swap contract is terminated, in which case, those amounts will be distributed to the holders of the Class A-3-1FL Certificates.

     On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges
collected in respect of each mortgage loan during the related Collection Period will be distributed by the paying agent on the Class of Certificates as follows:
to the holders of each of the Class A-J, Class B, Class C, Class D, Class E,
Class F, Class G and Class H Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that Classes on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all Classes of
Certificates on that Distribution Date, (b) the Base Interest Fraction for the
related principal prepayment and that Class and (c) the amount of the Prepayment
Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.

     Any Prepayment Premiums or Yield Maintenance Charges described in the previous paragraphs remaining after the distributions described in the paragraph above will be distributed to the holders of the Class X-1 and Class X-2
Certificates. On or prior to the Distribution Date in October 2010, 80% of the
Prepayment Premiums or Yield

                                     S-105

Maintenance Charges remaining after the distributions described in the paragraph above will be distributed to the holders of the Class X-1 Certificates and 20%
of the Prepayment Premiums or Yield Maintenance Charges remaining after the distributions described in the paragraph above will be distributed to the holders of the Class X-2 Certificates. After the Distribution Date in October
2010, any Prepayment Premiums or Yield Maintenance Charges remaining after the distributions described in the paragraph above will be distributed to the holders of the Class X-1 Certificates.

     Notwithstanding the foregoing, Yield Maintenance Charges collected during any Collection Period with respect to any residential cooperative mortgage loan will be distributed pro rata as follows:

     o    If the amount of such Yield Maintenance Charges exceeds any applicable
          Yield Maintenance Minimum Amount, such Yield Maintenance Charges will be distributed as follows (a) to the holders of the Class X-Y
          Certificates, the Yield Maintenance Charges times a fraction (i) whose numerator is equal to the related mortgage loan interest rate less the
          Net Mortgage Rate and (ii) whose denominator is equal to the related mortgage interest rate less the applicable Treasury Rate, provided, however, that under no circumstances will the fraction be greater than one, and (b) the amount of such Yield Maintenance Charges actually payable during such Collection Period in excess of the amount to be distributed pursuant to clause (a) will be distributed to the holders of the Class A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2,
          Class A-AB, Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class
          D, Class E, Class F, Class G, Class H, Class X-1 and Class X-2
          Certificates and the Class A-3-1FL Regular Interest, allocable among such Classes as set forth in the paragraphs above.

     o    If the amount of such Yield Maintenance Charges equals any applicable
          Yield Maintenance Minimum Amount, such Yield Maintenance Charges will be distributed as follows: (a) 50% to the holders of the Class A-1,
          Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB, Class
          A-4A, Class A-4B, Class A-J, Class B, Class C, Class D, Class E, Class
          F, Class G, Class H, Class X-1 and Class X-2 Certificates and the
          Class A-3-1FL Regular Interest, allocable among such Classes as set forth in the paragraphs above, and (b) 50% to the holders of the Class
          X-Y Certificates.

     o    In addition, notwithstanding the foregoing, Prepayment Premiums collected during any Collection Period with respect to any residential cooperative mortgage loan will be distributed as follows: (a) 50% to the holders of the Class A-1, Class A-1A, Class A-2, Class A-3-1,
          Class A-3-2, Class A-AB, Class A-4A, Class A-4B, Class A-J, Class B,
          Class C, Class D, Class E, Class F, Class G, Class H, Class X-1 and
          Class X-2 Certificates and the Class A-3-1FL Regular Interest,
          allocable among such Classes as set forth in the paragraphs above, and
          (b) 50% to the holders of the Class X-Y Certificates.

     No Prepayment Premiums and Yield Maintenance Charges will be distributed to holders of the Class J, Class K, Class L, Class M, Class N, Class O, Class P,
Class EI, Class EI-L3 Certificates or the Residual Certificates and all
Prepayment Premiums or Yield Maintenance Charges allocated to the Class A-3-1FL
Regular Interest will be paid to the Swap Counterparty unless the Swap Contract or any replacement swap contract is terminated, in which case, those amounts will be distributed to the holders of the Class A-3-1FL Certificates. Any
Prepayment Premiums or Yield Maintenance Charges distributed to holders of a
Class of Certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

     Treatment of REO Properties

     Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the Certificates, as well as the amount of Master Servicing
Fees, Trustee Fees, Primary Servicing Fees, Excess Servicing Fees and Special
Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property, exclusive of related operating costs, will be "applied" by the applicable master servicer as principal, interest and other amounts "due" on such mortgage loan;
and, subject to the recoverability determination described under "--Advances"
below and the effect of any Appraisal Reductions described under "--Appraisal
Reductions" below, such master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and

                                     S-106

mortgage loans in the definitions of Weighted Average Net Mortgage Rate and
Principal Distribution Amount are intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO
Property.

     Appraisal Reductions

     Not later than the earliest Appraisal Event, the applicable special servicer is required to obtain an MAI appraisal, if the Scheduled Principal
Balance of the mortgage loan is greater than $2,000,000, or perform an internal valuation, if the Scheduled Principal Balance of the mortgage loan is equal to or less than $2,000,000, of the related mortgaged property or REO Property, as the case may be; provided, however, that if such special servicer is required to obtain such MAI appraisal or internal valuation due to the receipt by such special servicer of a notice of a bankruptcy proceeding, such MAI appraisal or internal valuation will be obtained within 60 days of the receipt of such notice. However, the applicable special servicer, in accordance with the
Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior
12 months.

     As a result of such MAI appraisal or internal valuation, an Appraisal
Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan is brought current under the then current terms of the mortgage loan for at least 3 consecutive months. No Appraisal
Reduction will exist as to any mortgage loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan that has not been brought current for at least 3 consecutive months will be updated annually, with a corresponding adjustment to the amount of the related
Appraisal Reduction. In addition, the Operating Adviser may at any time request the applicable special servicer to obtain - at the Operating Adviser's expense -
an updated appraisal, with a corresponding adjustment to the amount of the
Appraisal Reduction.

     The existence of an Appraisal Reduction will proportionately reduce a master servicer's or the trustee's, as the case may be, obligation to make P&I
Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate
Class or Classes of Principal Balance Certificates. See "--Advances--P&I
Advances" below.

     Subordination; Allocation of Losses and Certain Expenses

     As and to the extent described herein, the rights of holders of the
Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates, and to the rights of the holders of each other Class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution Date, and the ultimate receipt by the holders of each Class of
Class A Senior Certificates of principal in an amount equal to the entire
Certificate Balance of the Class A Senior Certificates.

     Similarly, but to decreasing degrees and in alphabetical order of Class designation, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the
Class P Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate Balance of such Classes of Certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described above under "--Application of the Available Distribution Amount" and by the allocation of Realized Losses and
Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the Certificates.

     Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of Certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the percentage interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby

                                     S-107

increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate Certificates.

     Following retirement of the Class A Senior Certificates, the herein described successive allocation to the Subordinate Certificates, in alphabetical order of Class designation, in each case until such Class is paid in full, of the entire Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such Class of Certificates as regards the relative amount of subordination afforded thereto by the other Classes of Certificates with later alphabetical Class designations.

     Realized Losses of principal and interest on the mortgage loans and Expense
Losses thereon for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H,
Class G, Class F, Class E, Class D, Class C, Class B and Class A-J Certificates,
in that order, and then to the Class A-1, Class A-1A, Class A-2, Class A-3-1,
Class A-3-2, Class A-AB and Class A-4 Certificates and the Class A-3-1FL Regular
Interest, pro rata and, solely with respect to losses of interest, to the Class
X-1, Class X-2 and Class X-Y Certificates (other than as a reduction of the
Notional Amount), pro rata with the Class A Senior Certificates (other than the
Class A-3-1FL Certificates) and the Class A-3-1FL Regular Interest, in each case reducing principal and/or interest otherwise payable thereon, provided that losses allocated to the Class A-4 Certificates will be applied first to the
Class A-4B Certificates and then to the Class A-4A Certificates. Any allocations of Realized Losses to the Class A-3-1FL Regular Interest will result in an equivalent allocation to the Class A-3-1FL Certificates.

     As described in greater detail under "--Advances--Reimbursement of
Advances" below, if any Advance (and interest on such Advance) has been determined to be nonrecoverable from collections on the related mortgage loan, the party that made such Advance will be entitled to reimbursement out of amounts in the Certificate Account in the Collection Period in which the nonrecoverability determination is made. Any such reimbursement will be made first from amounts allocable to principal during the Collection Period in which the reimbursement is made, prior to reimbursement from other collections
(including interest) received during that Collection Period (and similarly, in subsequent periods, from principal first and then from other collections). Such reimbursement will create a deficit (or increase an otherwise-existing deficit)
between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the Certificates. The related reimbursements and payments made during any Collection Period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph)
to reduce the principal balances of the Principal Balance Certificates (without accompanying principal distributions) on the distribution date for that
Collection Period. If any such Advance, or any portion of any such Advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related mortgage loan, then the applicable master servicer or the trustee, as applicable, will be entitled to immediate reimbursement out of general collections in such master servicer's
Certificate Account as a nonrecoverable Advance in an amount equal to the portion of that Advance that remains outstanding, plus accrued interest or, if amounts in such Certificate Account are not sufficient to reimburse such nonrecoverable Advance, out of the other master servicer's Certificate Account.

     Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any Class of Certificates or the Class
A-3-1FL Regular Interest on any Distribution Date will result in Unpaid Interest for such Class which, together with interest thereon compounded monthly at 1/12 of the applicable Pass-Through Rate, will be distributable in subsequent periods to the extent of funds available therefor.

     Prepayment Interest Shortfalls and Prepayment Interest Excesses

     To the extent that the aggregate Prepayment Interest Shortfalls on all mortgage loans serviced by a master servicer (including Specially Serviced
Mortgage Loans) exceed the aggregate Prepayment Interest Excesses for such mortgage loans for the related Distribution Date, the Master Servicing Fee payable to the applicable master servicer will be reduced by the amount of any
Compensating Interest. See "Servicing of the Mortgage Loans--The Master
Servicers--Master Servicer Compensation" in this prospectus supplement.

     Any Net Aggregate Prepayment Interest Shortfall arising in respect of all of the mortgage loans other than the residential cooperative mortgage loans for a Distribution Date will be allocated to each Class of Certificates (other than the Class X-Y Certificates and the Class A-3-1FL Certificates) and the Class
A-3-1FL Regular Interest, pro rata, in proportion to the amount of Accrued
Certificate Interest payable thereto on the Distribution Date (without

                                     S-108

taking into account any Accrued Certificate Interest payable to the holders of the Class X-Y Certificates on such Distribution Date), in each case reducing interest otherwise payable thereon.

     Any Net Aggregate Prepayment Interest Shortfall arising in respect of the residential cooperative mortgage loans for a Distribution Date will be allocated to each Class of Certificates (other than the Class A-3-1FL Certificates) and the Class A-3-1FL Regular Interest, pro rata, in proportion to the amount of
Accrued Certificate Interest payable to such Class of Certificates and Class
A-3-1FL Regular Interest on the Distribution Date, in each case reducing interest otherwise payable thereon. Allocation of Net Aggregate Prepayment
Interest Shortfalls to the Class A-3-1FL Regular Interest will reduce the amount of interest payable to the Class A-3-1FL Certificates by an equivalent amount.

     Distributions of interest on the Class X-Y Certificates will not be reduced by any portion of a Net Aggregate Prepayment Interest Shortfall that is attributable to a Prepayment Interest Shortfall incurred with respect to any mortgage loan in the trust fund that is other than a residential cooperative mortgage loan.

     The Distributable Certificate Interest Amount in respect of any Class of
Certificates will be reduced to the extent any Net Aggregate Prepayment Interest
Shortfalls are allocated to such Class of Certificates. See "Servicing of the
Mortgage Loans--The Master Servicers--Master Servicer Compensation" in this prospectus supplement.

     On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans serviced by a master servicer (including any Specially Serviced Mortgage Loans) exceed the aggregate Prepayment Interest
Shortfalls for such mortgage loans for such Distribution Date, such excess amount will be payable to the applicable master servicer as additional servicing compensation.

OPTIONAL TERMINATION

     The holders of a majority of the controlling class, the general master servicer, the master servicer of the NCB Mortgage Loans, the general special servicer, the special servicer of the residential cooperative properties and the holder of the majority interest in the Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part (except as set forth below with respect to NCB, FSB's right to purchase the NCB Mortgage Loans under certain circumstances), the mortgage loans and any other property remaining in the trust on any Distribution Date on or after the Distribution Date on which the aggregate Certificate Balance of all Classes of Principal Balance
Certificates then outstanding is less than or equal to 1% of the Initial Pool
Balance.

     The purchase price for any such purchase will be the sum of, without duplication, 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which a master servicer has determined that all payments or recoveries with respect thereto have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master Servicing Fee Rate--if a master servicer is the purchaser--to the Due
Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the Advance Rate, and the fair market value of any other property remaining in the trust. The optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under Section 860F of the
Code.

     If any party above, other than NCB, FSB as the master servicer of the NCB
Mortgage Loans, exercises such purchase option, NCB, FSB will be entitled to purchase the remaining NCB Mortgage Loans and any related property, and in such event that other party will then purchase only the remaining mortgage loans and property that are not being purchased by NCB, FSB.

     Upon any such termination, the purchase price for the mortgage loans and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the trustee to the Certificateholders and the Rating Agencies upon the receipt of written notice of such optional termination.

     ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

                                     S-109

ADVANCES

     P&I Advances

     On the business day prior to each Distribution Date, each master servicer
(or the trustee, if applicable) will be obligated to make a P&I Advance for the mortgage loans for which it is acting as master servicer, unless such master servicer, the applicable special servicer or the trustee, as the case may be, has determined, in its sole discretion, exercised in accordance with the
Servicing Standard (or, in the case of the trustee, exercised in accordance with its good faith business judgment), that the amount to be advanced, plus interest expected to accrue thereon, would not be recoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation Proceeds and Liquidation
Proceeds, in respect of the related mortgage loan and only until the mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by such master servicer with respect to interest on a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

     o    the amount required to be advanced by such master servicer without giving effect to this sentence; and

     o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination
          Date less any Appraisal Reduction in effect with respect to such mortgage loan and the denominator of which is the Scheduled Principal
          Balance of such mortgage loan as of such Determination Date.

     In addition, the master servicers and the trustee will not in any event be required to advance Prepayment Premiums, Yield Maintenance Charges, default interest, Excess Interest, Additional L-3 Interest or Balloon Payments.

     None of the master servicers, the special servicer, the paying agent or the trustee will be required to advance any amount due to be paid by the Swap
Counterparty for distribution to the Class A-3-1FL Certificates in the event that the Swap Counterparty fails to make a required payment under the Swap
Contract.

     With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, if such amount is not collected from the related borrower, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

     Each master servicer will be entitled to interest on P&I Advances made by it, which interest will accrue at the Advance Rate. This interest and any interest on other Advances will result in a reduction in amounts payable on the
Certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement.

     P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the applicable master servicer determines in its sole discretion, exercised in accordance with the Servicing Standard, that a P&I Advance will not be ultimately recoverable from related recoveries it will recover such amounts from general collections on all mortgage loans, as described under
"--Reimbursement of Advances" below. P&I Advances made in respect of mortgage loans which have a grace period that expires after the Determination Date will not begin to accrue interest until the day succeeding the expiration date of any applicable grace period; provided that if such P&I Advance is not reimbursed from collections received by the related borrower by the end of the applicable grace period, Advance interest will accrue from the date such Advance is made
(which will be the Master Servicer Remittance Date). In no event will the master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued thereon at the Advance
Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts thereof, less any Appraisal Reductions with respect thereto.

     The right of the master servicers and the trustee to reimbursement or payment out of recoveries will be prior to the right of the Certificateholders to receive any amounts recovered with respect to any mortgage loan. If a master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, subject to the

                                     S-110

same limitations, and with the same rights, including the right to receive interest on such P&I Advance, as described above for a master servicer.

     Servicing Advances

     Servicing Advances, in all cases, will be reimbursable as described below.
Each master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the applicable Certificate Account or the Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

     With respect to the mortgaged properties securing the mortgage loans, each master servicer will be obligated to make Servicing Advances on those mortgage loans for which it is acting as master servicer for, among other things, real estate taxes prior to the earlier of the imposition of late tax payment penalty charges or the notice of intent to create a tax lien on the property and insurance premiums, to the extent that the trustee as mortgagee has an insurable interest and insurance coverage is available at commercially reasonable rates and not paid by the related borrower on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO
Properties, each master servicer will be obligated to make Servicing Advances on those mortgage loans for which it is acting as master servicer, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

     o    insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

     o    items such as real estate taxes and assessments in respect of such REO
          Property that may result in the imposition of a lien;

     o    any ground rents in respect of such REO Property; and

     o    other costs and expenses necessary to maintain, manage or operate such
          REO Property.

     Notwithstanding the foregoing, each master servicer will be obligated to make such Servicing Advances only to the extent that such master servicer or applicable special servicer has not determined, as described below, that the amount so advanced will be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Liquidation Proceeds and REO Income,
in respect of such mortgage loan or REO Property; provided, however, that upon a determination that such amounts would not be recoverable, such master servicer or special servicer is required to provide notice of such determination to the applicable master servicer or special servicer and if the applicable special servicer determines that the payment of such amounts is necessary to preserve the related mortgaged property and would be in the best interest of the
Certificateholders, such master servicer is required to pay such amounts from amounts in the related Certificate Account.

     The master servicers may incur certain costs and expenses in connection with the servicing of a mortgage loan or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan or
REO Property. However, if a master servicer determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the
Advance Rate, will not be ultimately recoverable from such related recoveries, such Advances and accrued interest will generally be reimbursable from amounts on deposit in the applicable Certificate Account (or if not available from such
Certificate Account, from the other Certificate Account in certain circumstances) or the Distribution Account. If a master servicer fails to make a required Servicing Advance (other than an Advance determined to be a nonrecoverable Advance), the trustee is required to make such Servicing Advance, subject to the same limitations, and with the same rights, including the right to receive interest on such Servicing Advance, as described above for a master servicer.

     Reimbursement of Advances

     Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Accounts in the Collection Period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable Advances will be made first from amounts in the Certificate Accounts allocable to principal during

                                     S-111

the Collection Period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that Collection
Period (and similarly, in subsequent periods, from principal first and then from other collections). If the amount in the Certificate Accounts allocable to principal on the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect in its sole discretion to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the Advance) for no more than 6 Collection Periods without the consent of the Operating Advisor and, in any event, 12 Collection Periods in the aggregate. If such master servicer or trustee, as applicable, determines, in its sole discretion, that its ability to fully recover the nonrecoverable Advances has been compromised, then such master servicer or trustee, as applicable, will be entitled to immediate reimbursement of nonrecoverable Advances with interest at the Advance Rate. Such master servicer's or trustee's, as applicable, agreement to defer reimbursement of such nonrecoverable Advances shall not be construed as an obligation on the part of such master servicer or the trustee, or a right of the Certificateholders. No such deferment shall be deemed to create in the Certificateholders a right to prior payment of distributions over such master servicer's or the trustee's right to reimbursement for Advances.
Deferred Advances shall continue to earn interest at the Advance Rate. In all events the decision to defer reimbursement or seek immediate reimbursement of nonrecoverable Advances shall be deemed to be in accordance with the Servicing
Standard.

     If such party does not elect to defer reimbursement of such amount, then such party will be entitled to reimbursement of such insufficiency out of any amounts on deposit in the Certificate Accounts. If a monthly P&I Advance or
Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those Advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such Advance, unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate
Accounts that represent principal on the mortgage loans, net of any nonrecoverable Advances then outstanding and reimbursable from such amounts. To the extent that the reimbursement is made from principal, the Principal
Distribution Amount otherwise payable on the Certificates on the related distribution date will be reduced and, in the case of reimbursement of nonrecoverable Advances, a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under "--Subordination; Allocation of Losses and Certain Expenses") to reduce the total principal balance of the Certificates on that distribution date. Any provision in the Pooling and Servicing Agreement for any Servicing Advance or
P&I Advance by any master servicer, any special servicer or the trustee is intended solely to provide liquidity for the benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

     Nonrecoverable Advances

     The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable for a particular mortgage loan will be made in the sole discretion of the applicable master servicer or the applicable special servicer (exercised in accordance with the Servicing
Standard) or the trustee (exercised in accordance with its good faith business judgment), and is required to be accompanied by an officer's certificate delivered to the trustee, the applicable special servicer or the applicable master servicer, the Operating Adviser, the Rating Agencies, the paying agent and us and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. A master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders and the trustee. The trustee will be entitled to rely conclusively on any determination by such master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation to make a separate determination of recoverability.

     In addition, a master servicer or special servicer, in considering whether a P&I Advance or Servicing Advance is a nonrecoverable Advance, will be entitled to give due regard to the existence of any outstanding nonrecoverable Advance with respect to other mortgage loans which, at the time of such consideration, the reimbursement of which is being deferred or delayed by a master servicer, special servicer or the trustee because there is insufficient principal available for such reimbursement, in light of the fact that proceeds on the related mortgage loan are a source of reimbursement not only for the P&I Advance or Servicing Advance under consideration, but also as a potential source of reimbursement of such nonrecoverable Advance which is or may be being deferred or delayed. In addition, any such master servicer or special servicer may update or change its recoverability determinations at any

                                     S-112

time (but not reverse any other master servicer or special servicer's determination that an P&I Advance or Servicing Advance is a nonrecoverable
Advance).

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

     Paying Agent Reports

     Based solely on information provided in monthly reports prepared by the master servicers and the special servicers and delivered to the paying agent, the paying agent will be required to provide or make available to each
Certificateholder and the Swap Counterparty on each Distribution Date:

          (a)  A statement (in the form of Appendix VI) setting forth, to the extent applicable:

               (i) the amount, if any, of such distributions to the holders of each Class of Principal Balance Certificates applied to reduce the aggregate Certificate Balance thereof;

               (ii) the amount of such distribution to holders of each Class of
          REMIC Regular Certificates allocable to (A) interest and (B)
          Prepayment Premiums or Yield Maintenance Charges;

               (iii) the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the mortgage loans at the close of business on the related Determination Date, with respect to the mortgage pool and with respect to each Loan Group;

               (iv) the number and aggregate Scheduled Principal Balance of mortgage loans, with respect to the mortgage pool and with respect to each Loan Group:

                    (A) delinquent 30 to 59 days,

                    (B) delinquent 60 to 89 days,

                    (C) delinquent 90 days or more,

                    (D) as to which foreclosure proceedings have been commenced,
               or

                    (E) as to which bankruptcy proceedings have been commenced;

               (v) with respect to any REO Property included in the trust, the principal balance of the related mortgage loan as of the date of acquisition of the REO Property and the Scheduled Principal Balance of
          the mortgage loan;

               (vi) as of the related Determination Date:

                    (A) as to any REO Property sold during the related
               Collection Period, the date of the related determination by such special servicer that it has recovered all payments which it expects to be finally recoverable and the amount of the proceeds of such sale deposited into the applicable Certificate Account,
               and

                    (B) the aggregate amount of other revenues collected by each special servicer with respect to each REO Property during the related Collection Period and credited to the applicable
               Certificate Account, in each case identifying such REO Property by the loan number of the related mortgage loan;

               (vii) the aggregate Certificate Balance or Notional Amount of each Class of REMIC Regular Certificates before and after giving effect to the distribution made on such Distribution Date;

               (viii) the aggregate amount of Principal Prepayments made during the related Collection Period, with respect to the mortgage pool and with respect to each Loan Group;

               (ix) the Pass-Through Rate applicable to each Class of REMIC
          Regular Certificates for such Distribution Date;

                                     S-113

               (x) the aggregate amount of servicing fees paid to the master servicers, the Primary Servicers, the special servicers and the holders of the rights to Excess Servicing Fees, with respect to the mortgage pool and with respect to each Loan Group;

               (xi) the amount of Unpaid Interest, Realized Losses or Expense
          Losses, if any, incurred with respect to the mortgage loans, including a break out by type of such Realized Losses or Expense Losses, with respect to the mortgage pool and with respect to each Loan Group;

               (xii) the aggregate amount of Servicing Advances and P&I Advances outstanding, separately stated, that have been made by the master servicers and the trustee, with respect to the mortgage pool and with respect to each Loan Group;

               (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the total
          Appraisal Reductions in effect as of such Distribution Date, with respect to the mortgage pool and with respect to each Loan Group;

               (xiv) such other information and in such form as will be
          specified in the Pooling and Servicing Agreement; and

               (xv) with respect to the Swap Contract:

                    (A)  the amounts received and paid in respect of the Swap
                         Contract for such Distribution Date and the
                         Pass-Through Rate applicable to the Class A-3-1FL
                         Certificates for the next succeeding Distribution Date;

                    (B)  identification of any Rating Agency Trigger Event or
                         Swap Default as of the close of business on the last
                         day of the immediately preceding calendar month;

                    (C)  the amount of any (i) payment by the Swap Counterparty as a termination payment, (ii) payment to any successor
                         interest rate Swap Counterparty to acquire a
                         replacement swap contract, and (iii) collateral posted
                         by the Swap Counterparty in connection with any Rating
                         Agency Trigger Event; and

                    (D)  the amount of and identification of any payments on the
                         Class A-3-1FL Certificates in addition to the amount of
                         principal and interest due on such class, such as any
                         termination payment received in connection with the
                         Swap Contract or any payment of a Prepayment Premium or
                         Yield Maintenance Charge after the termination of the
                         Swap Contract; and

          (b)  A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in
               Appendix I.

     The reports described in clauses (a) and (b) above may be combined into 1 report for purposes of dissemination.

     In the case of information furnished pursuant to subclauses (a)(i), (a)(ii)
and (a)(vii) above, the amounts shall be expressed as a dollar amount per $1,000 of original actual principal amount of the Certificates for all Certificates of each applicable Class.

     The paying agent will make the foregoing reports and certain other information available each month to the general public via the paying agent's website, which shall initially be located at www.ctslink.com. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to Morgan Stanley Capital I Inc.
and its designees, the Rating Agencies, parties to the Pooling and Servicing
Agreement, the Underwriters, the Certificateholders and any prospective investors or beneficial owners of Certificates who provide the paying agent with an investor certification satisfactory to the paying agent. For assistance with the paying agent's website, investors may call (301) 815-6600. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no

                                     S-114

responsibility therefor. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

     In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

     On an annual basis, the master servicers are required to deliver or make available electronically the Annual Report to the trustee and the paying agent, and the paying agent will make such report available as described above to the
Underwriters, the Certificateholders, Morgan Stanley Capital I Inc. and its
designees, the parties to the Pooling and Servicing Agreement, the Rating
Agencies and any prospective investors or beneficial owners of Certificates who provide the paying agent with an investor certification satisfactory to the paying agent.

     The paying agent is required to make available at its corporate trust offices (either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicers and the Depositor, originals or copies of, among other things, the following items (to the extent such items are in its possession): (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO Property, (ii)
the most recent mortgaged property/REO Property rent roll (with respect to mortgaged properties other than residential cooperative properties) and annual operating statement, if any, collected or otherwise obtained by or on behalf of the master servicers or the special servicers and delivered to the paying agent,
(iii) any Phase I Environmental Report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either Rating Agency) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

     Other Information

     The Pooling and Servicing Agreement generally requires that the trustee make available, at its corporate trust office or at such other office as it may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, each Rating Agency or Morgan Stanley
Capital I Inc., originals or copies of, among other things, the following items
(to the extent such items are in its possession), except to the extent not permitted by applicable law or under any of the mortgage loan documents:

     o    the Pooling and Servicing Agreement and any amendments thereto;

     o    all reports or statements delivered to holders of the relevant Class of Certificates since the Closing Date;

     o    all officer's certificates delivered to the paying agent since the
          Closing Date;

     o    all accountants' reports delivered to the paying agent since the
          Closing Date;

     o    the mortgage loan files;

     o    the most recent property inspection report prepared by or on behalf of the master servicers or the special servicers in respect of each mortgaged property;

     o    the most recent mortgaged property rent rolls (with respect to mortgaged properties other than residential cooperative properties)
          and annual operating statements, if any, collected by or on behalf of the master servicers or the special servicers and delivered to the paying agent;

     o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicers and/or the special servicers; and

     o    any and all officer's certificates and other evidence delivered to the trustee to support a master servicer's determination that any Advance was not or, if made, would not be, recoverable.

                                     S-115

     Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies. Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the Certificates by such recipient and in accordance with applicable law.

     Book-Entry Certificates

     Until such time, if any, as definitive certificates are issued in respect of the Offered Certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     The master servicers, the special servicers, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the Certificates are registered with the Certificate Registrar as of the related Record Date; however, any Certificate Owner that has delivered to the Certificate Registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of Offered Certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the
Certificates assuming the Certificates are issued in October 2005:

The close of business on:
October 1, 2005             (A)   Cut-off Date.
October 31, 2005            (B)   Record Date for all Classes of Certificates.
October 2-November 8 or     (C)   The Collection Period. Each master servicer
November 9                        receives Scheduled Payments due after the
                                  Cut-off Date and any Principal Prepayments
                                  made after the Cut-off Date and on or prior to
                                  November 8 or, with respect to the NCB
                                  Mortgage Loans, November 9.
November 8                  (D)   Determination Date for mortgage loans other
                                  than those originated by Massachusetts Mutual
                                  Life Insurance Company (5 Business Days or,
                                  with respect to the NCB Mortgage Loans, 4
                                  Business Days prior to the Distribution Date).
November 10                       Determination Date for mortgage loans
                                  originated by Massachusetts Mutual Life
                                  Insurance Company (the 10th day of each month
                                  or, if such day is not a Business Day, the
                                  immediately following Business Day).
November 14                 (E)   Master Servicer Remittance Date (1 Business
                                  Day prior to the Distribution Date).
November 15                 (F)   Distribution Date.

     Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

               (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

                                     S-116

               (B) Distributions on the next Distribution Date will be made to those persons that are the Certificateholders of record on this date.
          Each subsequent Record Date will be the last business day of the month preceding the related Distribution Date.

               (C) Any Scheduled Payments due and collected and Principal
          Prepayments collected, after the Cut-off Date will be deposited into the applicable Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the
          Determination Date in the month in which the Distribution Date occurs.

               (D) Generally, as of the close of business on the Determination
          Date, each master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

               (E) Each master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by each master servicer, and any P&I Advances required to be made by such master servicer, that together constitute the
          Available Distribution Amount for such Distribution Date.

               (F) The paying agent will make distributions to the
          Certificateholders on the 15th day of each month or, if such day is not a business day, the next succeeding business day.

THE TRUSTEE, PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

     The Trustee, Paying Agent, Certificate Registrar and Authenticating Agent

     Wells Fargo Bank, N.A. will act as the trustee (in such capacity, the
"trustee"). The trustee is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association organized and doing business under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" (without regard to plus or minus) by S&P and "Prime-1" by Moody's and whose long-term senior unsecured debt, is rated not less than "A+" by S&P and "A1" by Moody's.
The corporate trust office of the trustee responsible for administration of the trust is located at Wells Fargo Center, Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479 0113 with respect to certificate transfer services and 9062 Old Annapolis Road, Columbia, Maryland 21045, Attn: Corporate Trust
Services (CMBS) Morgan Stanley Capital I Trust 2005-IQ10 with respect to all other services. See "Description Of The Agreements--Duties of the Trustee,"
"Description Of The Agreements--Matters Regarding the Trustee" and "Description
Of The Agreements--Resignation and Removal of the Trustee" in the prospectus.

     Wells Fargo Bank, N.A. will also serve as the paying agent (in such capacity, the "Paying Agent"). In addition, Wells Fargo Bank, N.A. will serve as registrar (in such capacity the "Certificate Registrar") for purposes of recording and otherwise providing for the registration of the Offered
Certificates and of transfers and exchanges of the Definitive Certificates, if issued, and as authenticating agent of the Certificates (in such capacity, the
"Authenticating Agent"). As compensation for the performance of its duties as trustee, Paying Agent, Certificate Registrar and Authenticating Agent, Wells
Fargo Bank, N.A. will be paid the monthly Trustee Fee as set forth in the
Pooling and Servicing Agreement.

     The trustee, the Certificate Registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred without negligence or willful misconduct on their respective parts, arising out of, or in connection with the Pooling and Servicing
Agreement, the Certificates and the mortgage loans.

                                     S-117

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

     The Expected Final Distribution Date for each Class of Certificates presented under "Summary of Prospectus Supplement--Relevant Parties and
Dates--Expected Final Distribution Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions.

     The Rated Final Distribution Date of each Class of Offered Certificates is the Distribution Date in September 2042.

     The ratings assigned by the Rating Agencies to each Class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

     The Pooling and Servicing Agreement may be amended from time to time by the parties thereto, without notice to or the consent of any of the Holders, to do the following:

     o    to cure any ambiguity;

     o    to cause the provisions therein to conform to or be consistent with or in furtherance of the statements contained herein made with respect to the Certificates, the trust or the Pooling and Servicing Agreement, or to correct or supplement any provision which may be inconsistent with any other provisions;

     o    to amend any provision thereof to the extent necessary or desirable to maintain the status of each REMIC created under the Pooling and
          Servicing Agreement (or the interest represented by the Class EI,
          Class EI-L3 or Class A-3-1FL Certificates that evidence beneficial ownership of the grantor trust assets) for the purposes of federal income tax (or comparable provisions of state income tax law);

     o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

     o    to modify, add to or eliminate the provisions in the Pooling and
          Servicing Agreement relating to transfers of residual certificates;

     o    to amend any provision to the extent necessary or desirable to list the Certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents; or

     o    to make any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such
          Certificateholder consents).

     No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any
Holder not consenting thereto without the consent of 100% of the
Certificateholders or (B) adversely affect the status of any REMIC created under the Pooling and Servicing Agreement (or the interest represented by the Class
EI, Class EI-L3 or Class A-3-1FL Certificates that evidence beneficial ownership of the grantor trust assets). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

     The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties thereto (without the consent of the
Certificateholders) and with the written confirmation of the Rating Agencies that such amendment would not cause the ratings on any Class of Certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points of the proviso in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel, addressed to the parties to the Pooling and
Servicing Agreement and any Primary Servicer, that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

                                     S-118

     The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the Certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided that no such amendment may:

     o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

     o    adversely affect in any material respect the interests of the Holders of the Certificates in a manner other than as described in the immediately preceding bullet, without the consent of the Holders of all Certificates affected thereby;

     o    significantly change the activities of the trust, without the consent of the Holders of Certificates representing more than 50% of all the voting rights;

     o    reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each
          Class of Certificates affected thereby;

     o    no such amendment may eliminate the master servicers' or the trustee's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury Regulations and rulings promulgated thereunder; or

     o    adversely affect the status of any REMIC created under the Pooling and
          Servicing Agreement for federal income tax purposes or the interests represented by the Class EI or Class EI-L3 Certificates, without the consent of 100% of the Certificateholders (including the Class R-I,
          Class R-II and Class R-III Certificateholders) or adversely affect the status of the grantor trust created from the related portion of the trust without the consent of 100% of the holders of the Class A-3-1FL
          Certificates. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement may not be amended in a manner that would adversely affect distributions to the Swap Counterparty or the rights or obligations of the Swap Counterparty under the Swap Contract without the consent of the Swap Counterparty (which consent will not be unreasonably withheld, conditioned or delayed).

                        DESCRIPTION OF THE SWAP CONTRACT

GENERAL

     On the Closing Date, the Depositor will assign to the trustee, on behalf of the trust, the Class A-3-1FL Regular Interest together with a swap contract (the
"Swap Contract") with Morgan Stanley Capital Services Inc. (the "Swap
Counterparty"). The Class A-3-1FL Certificates will represent all of the beneficial interest in the Class A-3-1FL Regular Interest, the Swap Contract and
all amounts on deposit in the Floating Rate Account (as defined below). The Swap
Contract will have an expiration date of the Distribution Date in September
2042. Promptly upon the determination of LIBOR by the Swap Counterparty, the
Swap Counterparty will provide a report to the paying agent setting forth LIBOR for the Interest Accrual Period for the Class A-3-1FL Certificates. The paying agent will be entitled to conclusively rely on such report (in the absence of manifest error).

     The paying agent will establish and maintain an account in the name of the paying agent, in trust for holders of the Class A-3-1FL Certificates (the
"Floating Rate Account"). Promptly upon receipt of any payment of interest on the Class A-3-1FL Regular Interest or a payment or other receipt in respect of the Swap Contract, the paying agent will deposit the same into the Floating Rate
Account.

     The paying agent may make withdrawals from the Floating Rate Account only for the following purposes: (i) to distribute the Available Funds with respect to the Class A-3-1FL Certificates for any Distribution Date to the

                                     S-119

holders of such Class; (ii) to withdraw any amount deposited into the Floating
Rate Account that was not required to be deposited therein; (iii) to apply any funds required to be paid to the Swap Counterparty under the Swap Contract; (iv)
to clear and terminate such account pursuant to the terms of the Pooling and
Servicing Agreement; (v) in the event of the termination of the Swap Contract, to replace such Swap Contract, to apply any termination payments paid by the
Swap Counterparty to offset the expense of entering into a substantially identical interest rate swap contract with another counterparty, if possible, and to distribute any remaining amounts to the holders of the Class A-3-1FL
Certificates (net of any costs and expenses related to the Swap Contract), and if not possible, to distribute the entire termination payment (net of any costs and expenses related to the Swap Contract), to the holders of the related Class
A-3-1FL Certificates and (vi) to pay to the paying agent any costs and expenses incurred in connection with the enforcement of the rights of the holder of the
Swap Contract with respect to the Swap Contract; provided that the paying agent will only be permitted to incur and reimburse itself out of the Floating Rate
Account with respect to any such costs and expenses which are in excess of any termination payment received from the Swap Counterparty and not otherwise applied to offset the expense of entering into a replacement Swap Contract if it has received the written consent of 100% of the holders of the Class A-3-1FL
Certificates or each Rating Agency then rating the Class A-3-1FL Certificates has confirmed in writing that such action or event will not result in the reduction, qualification or withdrawal of its then current rating for such Class
A-3-1FL Certificates. If after receipt or payment of the net swap payment due from or to the Swap Counterparty there are insufficient funds in the Floating
Rate Account to make the full distribution of the Distributable Certificate
Interest Amount to the holders of the Class A-3-1FL Certificates, the resulting interest shortfall will be borne by the holders of such Class A-3-1FL
Certificates. Neither the paying agent nor any other party will be required to advance any amount due to be paid by the Swap Counterparty for distribution to the Class A-3-1FL Certificates in the event that the Swap Counterparty fails to make a required payment.

THE SWAP CONTRACT

     The Swap Contract will provide that, subject to any adjustments for Net
Aggregate Prepayment Interest Shortfalls or for other losses on the mortgage loans that reduce interest available for payments to the Swap Counterparty or, if the Weighted Average Net Mortgage Rate limits the interest available for payments to the Swap Counterparty, in each case as described below, on the business day prior to each Distribution Date, commencing in November 2005, the paying agent will pay an amount (the "Fixed Interest Distribution") to the Swap
Counterparty equal to 5.251% per annum multiplied by a notional amount equal to the outstanding principal balance of the Class A-3-1FL Regular Interest (the
"Notional Amount") calculated on a 30/360 basis, and the Swap Counterparty will pay an amount equal to the Notional Amount multiplied by the Pass-Through Rate of the Class A-3-1FL Certificates to the paying agent for the benefit of the holders of the Class A-3-1FL Certificates. The Pass-Through Rate for the Class
A-3-1FL Certificates is one-month LIBOR (or, in the case of the initial Interest
Accrual Period, an interpolated rate based on two-week and one-month LIBOR) plus
0.240% based on the actual number of days elapsed in the related Interest
Accrual Period and a 360-day year. Required payments under the Swap Contract with respect to each Distribution Date will be made by the Swap Counterparty or the paying agent on a net basis. The Swap Counterparty will also make payments to the Trust with respect to the Swap Contract on the Closing Date.

     If the debt ratings of the Swap Counterparty's Credit Support Provider fall below the levels specified for each Rating Agency as set forth in the Swap
Contract (a "Rating Agency Trigger Event"), the Swap Counterparty will be required to post collateral, find a replacement swap counterparty or credit support provider that would not cause a Rating Agency Trigger Event to occur or enter into another arrangement satisfactory to each Rating Agency. If the Swap
Counterparty fails to take such action, the paying agent, unless otherwise directed in writing by the holders of 100% of the Class A-3-1FL Certificates
(and only to the extent that, and only for so long as, doing so does not lead the paying agent to incur expenses in excess of the amounts available to it for reimbursement) will be required to enforce the rights of the trust under the related Swap Contract and use any termination payments received from the Swap
Counterparty to enter into a replacement interest rate swap contract on substantially identical terms. The costs and expenses incurred by the paying agent in connection with enforcing the rights of the trust under the Swap
Contract will be reimbursable to the paying agent solely out of amounts in the
Floating Rate Account that are otherwise payable to the Class A-3-1FL
Certificates to the extent not reimbursed by the Swap Counterparty; provided that either without the consent of 100% of the holders of the Class A-3-1FL
Certificates or the written confirmation of each Rating Agency then rating such
Class A-3-1FL Certificates that such action or event will not result in the reduction, qualification or withdrawal of its then current rating of such Class
A-3-1FL Certificates, the paying agent will not be permitted to incur such costs and expenses in excess of any termination payment received from the Swap
Counterparty and not otherwise applied to offset the expense of entering into a replacement swap

                                     S-120

contract. If the costs attributable to entering into a replacement interest rate swap contract would exceed the net proceeds of the liquidation of a Swap
Contract, the paying agent will not be required to enter into a replacement interest rate swap contract and any such proceeds will instead be distributed to the holders of the Class A-3-1FL Certificates. Following the termination of the
Swap Contract (and during the period when the paying agent is pursuing remedies under such Swap Contract) or if a Swap Default or other default or event of termination under the Swap Contract occurs and is continuing, until such default is cured or such Swap Contract is replaced, the Distributable Certificate
Interest Amount with respect to the Class A-3-1FL Certificates will be equal to the Distributable Certificate Interest Amount for the Class A-3-1FL Regular
Interest, and the Class A-3-1FL Certificates will accrue interest at the same rate, on the same basis and in the same manner as the Class A-3-1FL Regular
Interest. Any conversion of the Class A-3-1FL Certificates to a fixed interest rate subject to the Weighted Average Net Mortgage Rate will become permanent following the determination by the paying agent not to enter into a replacement interest rate swap contract and the distribution of any termination payments to the holders of the Class A-3-1FL Certificates. A Swap Default or termination of a Swap Contract and the consequent conversion to a fixed interest rate will not constitute a default under the Pooling and Servicing Agreement. A conversion to a fixed interest rate subject to the Weighted Average Net Mortgage Rate might result in a temporary delay to the holders of the Class A-3-1FL Certificates in receiving payment of the related Distributable Certificate Interest Amount on the Class A-3-1FL Certificates if DTC is not given sufficient notice of the resulting change in the payment terms of the Class A-3-1FL Certificates.

     "Swap Default" means any failure on the part of the Swap Counterparty to
(i) make a required payment under the Swap Contract or (ii) post acceptable collateral, find an acceptable replacement swap counterparty or credit support provider or enter into another arrangement satisfactory to each Rating Agency after a Rating Agency Trigger Event as required by such Swap Contract.

     The paying agent will have no obligation on behalf of the trust to pay or cause to be paid to the Swap Counterparty any portion of the Fixed Interest
Distribution in respect of the Class A-3-1FL Regular Interest unless and until the related interest payment on such Class A-3-1FL Regular Interest is actually received by the paying agent; provided, however, that the paying agent may receive funds from the Swap Counterparty representing the net amount payable to the paying agent pursuant to the Swap Contract and the paying agent may pay the net swap payment from amounts received on the Class A-3-1FL Certificates.

     In addition, if the funds allocated to the payment of the Fixed Interest
Distribution of the Class A-3-1FL Regular Interest are insufficient to make any required payments to the Swap Counterparty and to make full distributions of the
Class A-3-1FL Interest Distribution Amount to the Class A-3-1FL Certificates,
the paying agent will be required to use such funds to make required payments to the Swap Counterparty prior to making distributions on Class A-3-1FL
Certificates, and holders of such Certificates will experience a shortfall. Any
Net Aggregate Prepayment Interest Shortfall allocated to the Class A-3-1FL
Regular Interest, reduction in the interest available to be distributed to the
Class A-3-1FL Regular Interest for any other reason or the reduction of the
Weighted Average Net Mortgage Rate below 5.251% will result in a corresponding dollar-for-dollar reduction in the interest payment made by the Swap
Counterparty to the related grantor trust and, therefore, a corresponding decrease in the amount of interest distributed on the Class A-3-1FL
Certificates.

     In addition to certain customary events of default and termination events contained in the Swap Contract, the Swap Counterparty will have the right to terminate such Swap Contract if the trust does not make a required payment to the Swap Counterparty or if the Pooling and Servicing Agreement is amended or the holders of the Class A-3-1FL Certificates or Class A-3-1FL Regular Interest
waive compliance with any provisions of the Pooling and Servicing Agreement without the consent of the Swap Counterparty if such amendment or waiver would have an adverse effect on the Swap Counterparty.

TERMINATION PAYMENTS

     The Swap Counterparty will be required to pay termination amounts, if any are payable pursuant to the Swap Contract, to the trust if an Event of Default or an Early Termination Date (each as defined in each Swap Contract) occurs under the Swap Contract and the Swap Counterparty is the sole Defaulting Party or the sole Affected Party (each as defined in the Swap Contract). No other termination amounts will be payable by either party under the Swap Contract.

                                     S-121

THE SWAP COUNTERPARTY

     Morgan Stanley Capital Services Inc. is the Swap Counterparty under the
Swap Contract. The Credit Support Provider is Morgan Stanley, a corporation incorporated in Delaware. The Credit Support Provider currently has a long-term rating of "A+" by S&P and "Aa3" by Moody's, and a short term rating of "A-1" by
S&P and "P-1" by Moody's.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The yield to maturity on the Offered Certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such Offered Certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

     o    the Pass-Through Rate for such certificate;

     o    the rate and timing of principal payments, including Principal
          Prepayments, and other principal collections on the mortgage loans
          (including payments of principal arising from purchases of mortgage loans in connection with Material Breaches and Material Document
          Defects) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

     o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon; and

     o    the timing and severity of any Net Aggregate Prepayment Interest
          Shortfalls and the extent to which such shortfalls are allocable in reduction of the Distributable Certificate Interest Amount payable on such certificate.

     In addition, the effective yield to holders of the Offered Certificates will differ from the yield otherwise produced by the applicable Pass-Through
Rate and purchase prices of such Certificates because interest distributions will not be payable to such holders until at least the 15th day of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

     All Prepayment Premiums or Yield Maintenance Charges allocated to the Class
A-3-1FL Regular Interest will be paid to the Swap Counterparty unless the Swap
Contract and any replacement swap contract is terminated, in which case, those amounts will be distributed to the Class A-3-1FL Certificates.

PASS-THROUGH RATES

     The interest rates on certain of the Certificates (including the Class X-2
Certificates) may be based on a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate (and, in addition, with respect to the residential cooperative mortgage loans, net of the Class X-Y Strip Rate), which is calculated based upon the respective principal balances of the mortgage loans. The interest rates on certain of the Certificates may be capped at such weighted average rate. Accordingly, the yield on those Classes of Certificates may be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized
Losses as a result of liquidations of mortgage loans. In addition, the yield on the Class A-3-1FL Certificates will be sensitive to levels of one-month LIBOR.
In general, the effect of any such changes on such yields and Pass-Through Rates for such Certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or
Realized Losses than mortgage loans with relatively lower mortgage rates. If a
Swap Default occurs and is continuing or the Swap Contract is terminated, and until such default is cured or the Swap Contract is replaced, the Class A-3-1FL
Certificates will accrue interest at the Pass-Through Rate of, and on the same basis and in the same manner as, the Class A-3-1FL Regular Interest which will be equal to the lesser of 5.251% per annum and the Weighted Average Net Mortgage
Rate.

                                     S-122

RATE AND TIMING OF PRINCIPAL PAYMENTS

     The yield to maturity on the Class X-1 Certificates (and to a lesser extent, the Class X-2 and the Class X-Y Certificates) will be extremely sensitive to, and the yield to maturity on any Class of Offered Certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or
Notional Amount of such Class of Certificates. As described in this prospectus supplement, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Senior Certificates until the
Certificate Balance thereof is reduced to zero and will thereafter be distributable entirely in respect of each other Class of Principal Balance
Certificates, in descending alphabetical, and, if applicable, ascending numerical, order of Class designation, in each case until the aggregate
Certificate Balance of such Class of Certificates is, in turn, reduced to zero.
Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate Certificate Balance of each Class of Offered Certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon
Payments are due, any extension of maturity dates by the special servicer, the rate and timing of any reimbursement of a master servicer, a special servicer or the trustee, as applicable, out of the Certificate Account of nonrecoverable
Advances or Advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such Advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties and purchases of mortgage loans out of the trust.

     A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the mortgage pool. In particular, the mortgage loans in Loan Group 1 are secured primarily by mortgaged properties other than multifamily and the mortgage loans in Loan Group
2 are secured primarily by multifamily mortgaged properties. Because principal distributions on the Class A-1A Certificates are generally received from collections on the Mortgage Loans in Loan Group 2, an adverse event with respect to multifamily Mortgaged Properties would have a substantially greater impact on the Class A-1A Certificates than if such Class received principal distributions from other property types as well. However, on and after any Distribution Date on which the Certificate Balances of the Class A-J through P Certificates have been reduced to zero, the Class A-1A Certificates will receive principal distributions from the collections on the mortgage pool, pro rata, with the
Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-AB and Class A-4
Certificates and the Class A-3-1FL Regular Interest, provided that amounts distributed as principal to the Class A-4 Certificates will first be applied to the Class A-4A Certificates until reduced to zero and then to the Class A-4B
Certificates until reduced to zero. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class A-1A, Class A-2, Class A-3,
Class A-AB and Class A-4 Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the yield on the Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-AB and
Class A-4 Certificates and the Class A-3-1FL Regular Interest will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the yield on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

     Although the borrower under an ARD Loan may have incentives to prepay the
ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will be able to prepay the ARD Loan on its Anticipated Repayment Date.
The failure of the borrower to prepay the ARD Loan on its Anticipated Repayment
Date will not be an event of default under the terms of that mortgage loan.
However, the pooling and servicing agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD
Loan documents.

     Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the mortgage loans will result in distributions on the
Certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described herein under "Description of the Offered Certificates--Optional
Termination" will also shorten the weighted average lives of those Certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average

                                     S-123

lives of those Certificates. See "Servicing of the Mortgage Loans--Mortgage Loan
Modifications" in this prospectus supplement.

     The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or Notional Amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

     In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher, or lower than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction, or increase, in the rate of such principal payments. Investors in the Class X-2 Certificates should fully consider the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in the failure of such investors to fully recoup their initial investments. With respect to the Class A Senior (other than the
Class A-3-1FL Certificates), Class A-J, Class B, Class C, Class D, Class E,
Class F, Class G and Class H Certificates and the Class A-3-1FL Regular
Interest, the allocation of a portion of collected Prepayment Premiums or Yield
Maintenance Charges to the Certificates as described herein is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The
Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II -
Certain Characteristics of the Mortgage Loans."

     Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

     If the portion of the Available Distribution Amount distributable in respect of interest on any Class of Certificates on any Distribution Date is
less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the Class of
Certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) will bear interest at the applicable Pass-Through Rate and will adversely affect the yield to maturity of the Class of Certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

     The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses allocable to principal will generally be applied to reduce the Certificate Balances of the
Principal Balance Certificates in the following order: first, to the Class P
Certificates and then in ascending alphabetical order of Class designation through the Class B Certificates, then the Class A-J Certificates, then pro rata among the Class A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB
and Class A-4 Certificates and the Class A-3-1FL Regular Interest, until the remaining Certificate Balance of each such Class has been reduced to zero, provided that Realized Losses and Expense Losses allocated to the Class A-4
Certificates will be applied first to the Class A-4B Certificates until reduced to zero and then to the Class A-4A Certificates until reduced to zero. As to each of such classes, Realized Losses and Expense Losses will reduce (i) first, the Certificate Balance of such Class until such Certificate Balance is reduced to zero (in the case of the Principal Balance Certificates and the Class A-3-1FL
Regular Interest); (ii) second, Unpaid Interest owing to such Class and (iii)
third, Distributable Certificate Interest

                                     S-124

Amounts owing to such Class. Realized Losses and Expense Losses that reduce
Distributable Certificate Interest Amounts shall be allocated among the Class
A-1 Certificates, Class A-1A Certificates, Class A-2 Certificates, Class A-3-1
Certificates, Class A-3-2 Certificates, Class A-AB Certificates, Class A-4
Certificates and the Class A-3-1FL Regular Interest, pro rata, and, as to their interest entitlements only, the Class X-1 Certificates, Class X-2 Certificates and Class X-Y Certificates, pro rata, based upon their outstanding Certificate
Balances or accrued interest, as the case may be, provided that such amounts allocated to the Class A-4 Certificates will be applied first to the Class A-4B
Certificates and then to the Class A-4A Certificates. Net Aggregate Prepayment
Interest Shortfalls arising in respect of all of the mortgage loans other than the residential cooperative mortgage loans will be borne by the holders of each
Class of Certificates (other than the Class X-Y and Class A-3-1FL Certificates)
and the Class A-3-1FL Regular Interest, pro rata in each case reducing interest otherwise payable thereon. Net Aggregate Prepayment Interest Shortfalls arising in respect of the residential cooperative mortgage loans will be borne by the holders of each Class of Certificates and the Class A-3-1FL Regular Interest,
pro rata in each case reducing interest otherwise payable thereon. Distributions of interest on the Class X-Y Certificates will not be reduced by any portion of a Net Aggregate Prepayment Interest Shortfall that is attributable to a
Prepayment Interest Shortfall incurred with respect to any mortgage loan in the trust fund that is not a residential cooperative mortgage loan. Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that P&I Advances would be nonrecoverable, Appraisal Reductions,
Expense Losses and Realized Losses generally will result in, among other things, a shortfall in current distributions to the most subordinate Class of
Certificates outstanding. In addition, although losses will not be directly allocated to the Class A-3-1FL Certificates, losses allocated to the Class
A-3-1FL Regular Interest will result in a corresponding reduction of the
Certificate Balance of the Class A-3-1FL Certificates.

RELEVANT FACTORS

     The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due on sale and due on encumbrance provisions, release provisions and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and in the prospectus.

     The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or
Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal Balance

                                     S-125

Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB Class A-4A and Class A-4B
Certificates and the Class A-3-1FL Regular Interest will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the weighted average life on the Class A-1, Class A-2, Class A-3-1, Class A-3-2,
Class A-AB, Class A-4A and Class A-4B Certificates and the Class A-3-1FL Regular
Interest will be particularly sensitive to prepayments on mortgage loans in Loan
Group 1 and the weighted average life on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans. We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the Offered Certificates.

     The following tables indicate the percent of the initial Certificate
Balance of each Class of Offered Certificates (other than the Class X-2
Certificates) after each of the dates shown and the corresponding weighted average life of each such Class of the Certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such Certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

     The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

     For the purposes of each table, the weighted average life of a certificate is determined by:

     o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

     o    summing the results; and

     o    dividing the sum by the aggregate amount of the reductions in the
          Certificate Balance of such certificate.

     The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the Mortgage
Pool will not experience any defaults or losses, or that the Mortgage Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

                                     S-126

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................     87%    87%    87%    87%    87%
October 2007................................     72%    72%    72%    72%    72%
October 2008................................     54%    54%    54%    54%    54%
October 2009................................     32%    32%    32%    32%    32%
October 2010................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   2.99   2.99   2.99   2.98   2.96

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-1A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................     99%    99%    99%    99%    99%
October 2007................................     98%    98%    98%    98%    98%
October 2008................................     96%    96%    96%    96%    96%
October 2009................................     95%    95%    95%    95%    95%
October 2010................................     89%    89%    89%    89%    89%
October 2011................................     88%    88%    88%    88%    88%
October 2012................................     86%    86%    86%    86%    86%
October 2013................................     78%    78%    78%    78%    76%
October 2014................................     71%    70%    69%    67%    58%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   8.67   8.65   8.63   8.61   8.41

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   4.97   4.97   4.97   4.96   4.86

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
         CLASS A-3-1FL CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   6.47   6.46   6.44   6.41   6.22

                                     S-127

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-3-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   6.47   6.46   6.44   6.41   6.22

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-3-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................     14%    14%    14%    14%    14%
October 2013................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   6.66   6.66   6.66   6.65   6.41

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................     75%    75%    75%    75%    75%
October 2012................................     48%    48%    48%    48%    48%
October 2013................................     20%    20%    20%    20%    20%
October 2014................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   6.91   6.90   6.89   6.88   6.86

                                     S-128

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................    100%   100%   100%   100%   100%
October 2013................................    100%   100%   100%   100%   100%
October 2014................................     90%    89%    88%    86%    83%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   9.57   9.54   9.51   9.47   9.30

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................    100%   100%   100%   100%   100%
October 2013................................    100%   100%   100%   100%   100%
October 2014................................    100%   100%   100%   100%   100%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   9.81   9.81   9.81   9.81   9.56

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................    100%   100%   100%   100%   100%
October 2013................................    100%   100%   100%   100%   100%
October 2014................................    100%   100%   100%   100%   100%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   9.89   9.88   9.87   9.86   9.66

                                     S-129

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................    100%   100%   100%   100%   100%
October 2013................................    100%   100%   100%   100%   100%
October 2014................................    100%   100%   100%   100%   100%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   9.96   9.95   9.93   9.91   9.72

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................    100%   100%   100%   100%   100%
October 2013................................    100%   100%   100%   100%   100%
October 2014................................    100%   100%   100%   100%   100%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   9.97   9.97   9.97   9.97   9.72

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                               0%     25%    50%    75%   100%
--------------------------------------------   ----   ----   ----   ----   ----
Closing Date................................    100%   100%   100%   100%   100%
October 2006................................    100%   100%   100%   100%   100%
October 2007................................    100%   100%   100%   100%   100%
October 2008................................    100%   100%   100%   100%   100%
October 2009................................    100%   100%   100%   100%   100%
October 2010................................    100%   100%   100%   100%   100%
October 2011................................    100%   100%   100%   100%   100%
October 2012................................    100%   100%   100%   100%   100%
October 2013................................    100%   100%   100%   100%   100%
October 2014................................    100%   100%   100%   100%   100%
October 2015................................      0%     0%     0%     0%     0%
Weighted average life (years)...............   9.97   9.97   9.97   9.97   9.79

CLASS X-2 CERTIFICATES

     The yield to maturity on the Class X-2 Certificates will be sensitive to the rate and timing of principal payments (including both voluntary and involuntary prepayments) on the mortgage loans and to the default and loss experience on the mortgage loans. Accordingly, investors in the Class X-2
Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of prepayment of the mortgage loans could result in the failure of such investors to recoup their initial investments. Any allocation of a portion of collected Prepayment Premiums or Yield Maintenance Charges to the
Class X-2 Certificates as described herein may be insufficient to

                                     S-130

offset fully the adverse effects on the yield on such class of certificates that the related prepayments may otherwise have. Moreover, because the mortgage loans represent non-recourse obligations of the borrowers, no assurance can be given that the borrowers will have sufficient funds available to pay all or any portion of any required Prepayment Premium or Yield Maintenance Charge in the
case of a default, or that, in the case of a foreclosure, foreclosure proceeds will be sufficient or available to permit recovery of the Prepayment Premium or
Yield Maintenance Charge. No assurances are given that the obligation to pay any
Prepayment Premium or Yield Maintenance Charge will be enforceable. The yield to maturity on the Class X-2 Certificates will also be adversely affected by the trust's receipt of insurance proceeds in connection with a casualty loss on a mortgaged property (for which no Prepayment Premium or Yield Maintenance Charge will be due). In addition, the yield to maturity on the Class X-2 Certificates may be adversely affected if an optional termination of the trust occurs.

     The following table indicates the approximate pre-tax yield to maturity on the Class X-2 Certificates for the specified CPR and Constant Default Rate
("CDR") percentages, stated on a corporate bond equivalent ("CBE") basis. For purposes of preparing the table it was assumed that (i) unless otherwise indicated, the Structuring Assumptions referred to above apply and the initial
Notional Amount and initial Pass-Through Rate of the Class X- 2 Certificates are as set forth herein and (ii) the purchase price (excluding accrued interest) for the Class X-2 Certificates, expressed as a percentage of the Notional Balance thereof, is as specified below. In addition, all of the following scenarios assume (i) the immediate occurrence of defaults, (ii) the recovery of 65% of the defaulted amount after 12 months, (iii) 100% advancing, (iv) the CPR percentages are applied to mortgage loans which were past their lock-out, defeasance and yield maintenance periods, (v) that the right of optional termination is exercised and (vi) the following U.S. Treasury Security yields apply:
three-month - 3.7068%; six-month - 4.0917%; one-year - 4.1404%; two-year -
4.2379%; three-year - 4.2560%; five-year - 4.3083%; ten-year - 4.4432%; and
thirty-year - 4.6590%. In addition, the default scenarios assume the immediate occurrence of defaults.

                         PRE-TAX YIELD TO MATURITY (CBE)
                          OF THE CLASS X-2 CERTIFICATES

    PREPAYMENT ASSUMPTION      100% CPR   100% CPR   100% CPR
   DEFAULT RATE ASSUMPTION      0% CDR     7% CDR     14% CDR
----------------------------   --------   --------   --------
ASSUMED TOTAL PURCHASE PRICE
(EXCLUDING ACCRUED INTEREST)
0.67295%                        6.5276%    6.3496%    2.5380%
0.70420%                        5.0398%    4.8607%    1.0464%
0.73545%                        3.6548%    3.4747%   -0.3414%

     The pre-tax yields to maturity set forth in the preceding table were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the Class X-2 Certificates (that is, interest and Prepayment Premiums, if any, collected as described above), would cause the discounted present value of such assumed cash flows to equal the assumed purchase price thereof plus accrued interest, and by converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class X-2
Certificates and consequently do not purport to reflect the return on any investment in the Class X-2 Certificates when such reinvestment rates are considered.

     Notwithstanding the assumed prepayment and default rates reflected in the foregoing table, it is highly unlikely that the mortgage loans will be prepaid or default according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class X-2 Certificates is likely to differ from those shown in the table, even if all of the mortgage loans prepay at the indicated CPRs and default at the indicated CDRs over any given time period or over the entire life of the Class X-2 Certificates. CDR represents an assumed constant rate of default each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans.

     As described herein, the amounts payable with respect to the Class X-2
Certificates consist only of interest. If all of the mortgage loans were to prepay in the initial month, with the result that holders of the Class X-2
Certificates receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such Certificateholders would nevertheless have been paid, and such result will be consistent with

                                     S-131

the "Aaa/AAA" ratings received on the Class X-2 Certificates. The related
Notional Balance upon which interest in respect of the Class X-2 Certificates is calculated will be reduced by the allocation of Realized Losses, Expense Losses and prepayments of principal, whether voluntary or involuntary. The ratings do not address the timing or magnitude of reductions of such Notional Amount, but only the obligation to pay interest timely on such Notional Balance of such
Certificates as so reduced from time to time. Accordingly, the ratings of the
Class X-2 Certificates should be evaluated independently from similar ratings on other types of securities.

                                     S-132

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool will consist of 210 fixed-rate, first lien mortgage loans with an aggregate Cut-off Date Balance of $1,546,862,539, subject to a permitted variance of plus or minus 5%. The Cut-off Date Balances of the mortgage loans range from $117,108 to $196,000,000, and the mortgage loans have an average
Cut-off Date Balance of $7,366,012.

     For purposes of calculating distributions on certain Classes of
Certificates, the mortgage loans in the pool of mortgage loans backing the
Offered Certificates will be divided into Loan Group 1 and Loan Group 2.

     Loan Group 1 will consist of all of the mortgage loans that are secured by property types other than multifamily, together with 56 mortgage loans secured by multifamily properties. Loan Group 1 will consist of 161 mortgage loans, with an Initial Loan Group 1 Balance of $1,315,093,847, subject to a permitted variance of plus or minus 5%. Loan Group 1 represents approximately 85.0% of the
Initial Pool Balance.

     Loan Group 2 will consist of 49 of the mortgage loans that are secured by multifamily properties and have an Initial Loan Group 2 Balance of $231,768,691, subject to a permitted variance of plus or minus 5%. Loan Group 2 represents approximately 15.0% of the Initial Pool Balance and approximately 68.6% of the principal balance of all the mortgage loans secured by multifamily properties.

     The Cut-off Date Balances of the mortgage loans in Loan Group 1 range from
$117,108 to $196,000,000 and the mortgage loans in Loan Group 1 had an average
Cut-off Date Balance of $8,168,285. The Cut-off Date Balances of the mortgage loans in Loan Group 2 range from $156,220 to $27,500,000 and the mortgage loans in Loan Group 2 had an average Cut-off Date Balance of $4,729,973.

     Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation.
In addition, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

     The mortgage loans were originated between March 29, 1996 and September 30,
2005. As of the Cut-off Date, none of the mortgage loans was 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the 10 largest loans in the Mortgage Pool are contained in Appendix IV attached.

     215 mortgaged properties, securing mortgage loans representing 96.3% of the
Initial Pool Balance (which include 167 mortgaged properties in Loan Group 1, representing 95.8% of the Initial Loan Group 1 Balance, and 48 mortgaged properties in Loan Group 2, representing 99.2% of the Initial Loan Group 2
Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged properties. 3 mortgaged properties, securing mortgage loans representing 1.1% of the Initial Pool Balance (and representing 1.2% of the
Initial Loan Group 1 Balance and representing 0.8% of the Initial Loan Group 2
Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in such mortgaged properties. In addition, 1 mortgaged property, securing a mortgage loan representing 2.6% of the Initial Pool Balance (which mortgage loan is in
Loan Group 1 representing 3.0% of the Initial Loan Group 1 Balance), is subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of the mortgaged property and a leasehold interest in the remainder of the mortgaged property. In circumstances where both the fee and leasehold interest in the entire mortgaged property are encumbered, we have treated that as simply an encumbered fee interest.

                                     S-133

     On the Closing Date, we will acquire the mortgage loans from the sellers, in each case pursuant to a Mortgage Loan Purchase Agreement to be entered into between us and the particular seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See
"--The Sellers" and "--Sale of the Mortgage Loans" below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

     Mortgage Rates; Calculations of Interest

     The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than the ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. 134 mortgage loans, representing 88.3% of the Initial Pool Balance, accrue interest on the basis of the actual number of days elapsed each month in a 360-day year. 76 of the mortgage loans, representing 11.7% of the Initial Pool Balance, accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

     Property Types

     The mortgage loans consist of the following property types:

     o    Office - 23 of the mortgaged properties, which secure 34.5% of the
          Initial Pool Balance, are office properties;

     o    Retail - 49 of the mortgaged properties, which secure 23.1% of the
          Initial Pool Balance, are retail properties;

     o    Multifamily - 105 of the mortgaged properties, which secure 21.8% of the Initial Pool Balance, are multifamily properties (including 74 residential cooperative properties which secure 9.0% of the Initial
          Pool Balance);

     o    Mixed Use - 8 of the mortgaged properties, which secure 7.6% of the
          Initial Pool Balance, is a mixed use property;

     o    Hospitality - 7 of the mortgaged properties, which secure 6.8% of the
          Initial Pool Balance, are hospitality properties;

     o    Industrial - 15 of the mortgaged properties, which secure 2.1% of the
          Initial Pool Balance, are industrial properties;

     o    Manufactured Housing Communities - 3 of the mortgaged properties, which secure 2.0% of the Initial Pool Balance, are manufactured housing communities;

     o    Other - 5 of the mortgaged properties, which secure 1.4% of the
          Initial Pool Balance, are leased fee properties with retail components; and

     o    Self Storage - 4 of the mortgaged properties, which secure 0.7% of the
          Initial Pool Balance, are self storage properties.

     For information regarding the property types in Loan Group 1 or Loan Group
2, see Appendix I to this prospectus supplement.

     Property Location

     The following 5 states and Washington, DC contain the largest concentrations of mortgaged properties securing the mortgage loans: New York,
California, Florida, Pennsylvania, Utah and Washington, DC:

     o    78 mortgaged properties, representing security for 24.0% of the
          Initial Pool Balance, are located in New York;

                                     S-134

     o    29 mortgaged properties, representing security for 15.5% of the
          Initial Pool Balance, are located in California;

     o    13 mortgaged properties, representing security for 8.3% of the Initial
          Pool Balance, are located in Florida;

     o    8 mortgaged properties, representing security for 7.4% of the Initial
          Pool Balance, are located in Pennsylvania;

     o    4 mortgaged properties, representing security for 5.7% of the Initial
          Pool Balance, are located in Utah; and

     o    1 mortgaged property, representing security for 5.5% of the Initial
          Pool Balance, is located in Washington, DC.

     For information regarding the location of the properties securing the mortgage loans included in Loan Group 1 and Loan Group 2, see Appendix I to this prospectus supplement.

     Due Dates

     185 of the mortgage loans, representing 75.5% of the Initial Pool Balance
(which include 152 mortgage loans in Loan Group 1, representing 75.8% of the
Initial Loan Group 1 Balance, and 33 mortgage loans in Loan Group 2, representing 73.6% of the Initial Loan Group 2 Balance), have Due Dates between the first and the fifth day of each calendar month. 25 of the mortgage loans, representing 24.5% of the Initial Pool Balance (which include 9 mortgage loans in Loan Group 1, representing 24.2% of the Initial Loan Group 1 Balance, and 16
mortgage loans in Loan Group 2, representing 26.4% of the Initial Loan Group 2
Balance), have Due Dates between the sixth and the tenth day of each calendar month. 107 of the mortgage loans, representing 82.9% of the Initial Pool Balance
(which include 99 mortgage loans in Loan Group 1, representing 89.1% of the
Initial Loan Group 1 Balance, and 8 mortgage loans in Loan Group 2, representing
47.7% of the Initial Loan Group 2 Balance), have grace periods of between zero and five days. 74 of the mortgage loans, representing 9.0% of the Initial Pool
Balance (which include 51 mortgage loans in Loan Group 1, representing 6.9% of the Initial Loan Group 1 Balance, and 23 mortgage loans in Loan Group 2, representing 21.4% of the Initial Loan Group 2 Balance), have a grace period of
9 days. 24 of the mortgage loans, representing 6.3% of the Initial Pool Balance
(which include 6 mortgage loans in Loan Group 1, representing 2.0% of the
Initial Loan Group 1 Balance, and 18 mortgage loans in Loan Group 2, representing 30.9% of the Initial Loan Group 2 Balance), have a grace period of
10 days. 5 of the mortgage loans, representing 1.8% of the Initial Pool Balance
(which include 5 mortgage loans in Loan Group 1, representing 2.1% of the
Initial Loan Group 1 Balance), have a grace period of 7 days.

     Amortization

     The mortgage loans have the following amortization features:

     o    173 of the mortgage loans, representing 95.6% of the Initial Pool
          Balance (which include 127 mortgage loans in Loan Group 1, representing 95.3% of the Initial Loan Group 1 Balance, and 46
          mortgage loans in Loan Group 2, representing 97.4% of the Initial Loan
          Group 2 Balance), are Balloon Loans. 2 of these mortgage loans, representing 1.7% of the Initial Pool Balance (which include 2 mortgage loans in Loan Group 1, representing 2.0% of the Initial Loan
          Group 1 Balance), are ARD Loans. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a
          360-day year consisting of twelve 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on such basis as a result of the application of interest and principal on such mortgage loans over time. See "Risk Factors."

     o    The remaining 37 mortgage loans, representing 4.4% of the Initial Pool
          Balance (which include 34 mortgage loans in Loan Group 1, representing
          4.7% of the Initial Loan Group 1 Balance, and 3 mortgage loans in Loan
          Group 2, representing 2.6% of the Initial Loan Group 2 Balance), are fully or substantially amortizing and are expected to have less than
          5% of their original principal balances remaining as of their respective maturity dates.

                                     S-135

     Prepayment Restrictions

     As of the Cut-off Date, each of the mortgage loans restricted voluntary principal prepayments in one of the following ways:

     o    80 mortgage loans, representing 76.8% of the initial outstanding pool balance (which include 73 mortgage loans in loan group 1, representing
          83.6% of the initial outstanding loan group 1 balance, and 7 mortgage loans in loan group 2, representing 38.4% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lockout period, but permit the related borrower, after an initial period of at least 2 years following the date of issuance of the
          Certificates, to defease the mortgage loan by pledging to the trust
          "government securities" as defined in the Investment Company Act of
          1940, subject to rating agency approval, and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    29 mortgage loans, representing 7.1% of the initial outstanding pool balance (which include 10 mortgage loans in loan group 1, representing
          1.5% of the initial outstanding loan group 1 balance, and 19 mortgage loans in loan group 2, representing 38.8% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lockout period, and following the lockout period permit principal prepayment if accompanied by a prepayment premium calculated as the greater of a yield maintenance formula and 1.0% of the amount prepaid.

     o    24 mortgage loans, representing 6.9% of the initial outstanding pool balance (which include 17 mortgage loans in loan group 1, representing
          6.8% of the initial outstanding loan group 1 balance, and 7 mortgage loans in loan group 2, representing 7.4% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lockout period, and following the lockout period permits principal prepayment if accompanied by a prepayment premium calculated in accordance with a yield maintenance formula.

     o    36 mortgage loans, representing 4.0% of the initial outstanding pool balance (all of which are in loan group 1, representing 4.7% of the initial outstanding loan group 1 balance), have no lockout period and the mortgage loans permit voluntary principal prepayments at any time if, for a certain period of time, accompanied by a prepayment premium calculated as the greater of a yield maintenance formula and 1.0% of the amount prepaid, of these loans.

     o    28 mortgage loans, representing 2.5% of the initial outstanding pool balance (which include 20 mortgage loans in loan group 1, representing
          2.0% of the initial outstanding loan group 1 balance, and 8 mortgage loans in loan group 2, representing 5.1% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lockout period, and following the lockout period permit principal prepayment if accompanied by a prepayment premium equal to a certain specified percentage set forth on Appendix II to this prospectus supplement.

     o    4 mortgage loans, representing 0.9% of the initial outstanding pool balance (all of which mortgage loans are in loan group 2, representing
          6.1% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lockout period. o 2 mortgage loans, representing 0.7% of the initial outstanding pool balance (both of which mortgage loans are in loan group 1, representing 0.8% of the initial outstanding loan group 1 balance), permit principal prepayment if, at any time before the first 27 payments of the mortgage loan, such prepayment is accompanied by a prepayment premium calculated on the basis of the greater of a yield maintenance formula and 1.0% of the amount prepaid and after such 27th payment, permit the related borrower to defease the mortgage loan by pledging to the trust
          "government securities" as defined in the Investment Company Act of
          1940 and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    1 mortgage loan, representing 0.4% of the initial outstanding pool balance (which mortgage loan is in loan group 1, representing 0.5% of the initial outstanding loan group 1 balance), prohibits voluntary principal prepayments during a lockout period, and following the lockout period provides for a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula and 1.0% of the amount prepaid, and also permits the related borrower, after an initial period of at least 2 years

                                      S-136

          following the date of the issuance of the Certificates, to defease the mortgage loan by pledging to the trust "government securities" as defined in the Investment Company Act of 1940 and obtaining the release of the mortgaged property from the lien of the mortgage.

     o    1 mortgage loan, representing 0.3% of the initial outstanding pool balance (which mortgage loan is in loan group 2, representing 1.7% of the initial outstanding loan group 2 balance), permits principal payment at any time if, for a period of time, such prepayment is accompanied by a prepayment premium calculated on the basis of the greater of a yield maintenance formula and 1.0% of the amount prepaid, and after such period of time, such prepayment is accompanied by a prepayment premium equal to a certain specified percentage of such mortgage loan.

     o    1 mortgage loan, representing 0.2% of the initial outstanding pool balance (which mortgage loan is in loan group 2, representing 1.3% of the initial outstanding loan group 2 balance), prohibits prepayments during the lockout period and after the lockout period, the mortgage loans permit voluntary principal prepayments at any time if, for a certain period of time, accompanied by a prepayment premium calculated as the greater of a yield maintenance formula and 2.0% of the amount prepaid, of this loan.

     o    3 mortgage loans, representing 0.2% of the initial outstanding pool balance (which includes 1 mortgage loan in loan group 1, representing less than 0.1% of the initial outstanding loan group 1 balance, and 2 mortgage loans in loan group 2, representing 1.2% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lockout period, and following the lockout period permit principal prepayment if accompanied by a prepayment premium equal to a certain specified percentage that declines over time of the amount prepaid, depending upon the time of prepayment, as set forth in
          Appendix II to this prospectus supplement.

     o    1 mortgage loan, representing 0.1% of the initial outstanding pool balance (which mortgage loan is in loan group 1, representing 0.1% of the initial outstanding loan group 1 balance), prohibits voluntary principal prepayments during a lockout period, and following the lockout period permit principal prepayment if accompanied by a prepayment premium calculated as the greater of a yield maintenance formula and 0.5% of the amount prepaid.

     Notwithstanding the above, the mortgage loans generally (i) permit prepayment in connection with casualty or condemnation and certain other matters without payment of a prepayment premium or yield maintenance charge and (ii)
provide for a specified period commencing prior to and including the maturity date or Anticipated Repayment Date during which the related borrower may prepay the mortgage loan without payment of a prepayment premium or yield maintenance charge. In addition, the yield maintenance formulas are not the same for all of the mortgage loans that have Yield Maintenance Charges. See the footnotes to
Appendix II of this prospectus supplement for more details about the various yield maintenance formulas.

     With respect to the prepayment provisions set forth above, certain of the mortgage loans also include provisions described below:

     o    3 mortgage loans, representing 18.5% of the initial outstanding pool balance (all of which are in loan group 1, representing 21.8% of the initial outstanding loan group 1 balance), allow the release of a portion of the collateral for such mortgage loans through a partial defeasance provided that certain conditions are met, after an initial period of at least 2 years following the date of the issuance of the
          Certificates, by pledging to the trust "government securities" as defined in the Investment Company Act of 1940 in a specified percentage of the portion of the collateral for such mortgage loan being released and obtaining the release of such portion of the mortgaged property from the lien of the mortgage.

     o    2 mortgage loans, representing 0.7% of the initial outstanding pool balance (all of which are in loan group 1, representing 0.8% of the initial outstanding loan group 1 balance), prior to the lockout release date, allow the release of a portion of the collateral for such mortgage loans (excluding any release in connection with a partial defeasance) if certain conditions are met, including the prepayment of a portion of the outstanding principal balance allocated to the released portion of the related mortgaged property and the payment of a prepayment premium based on a yield maintenance formula, and after the lockout release date, allow the

                                      S-137

          release of a portion of the collateral for such mortgage loans through a partial defeasance if certain conditions are met.

     In addition, certain mortgage loans provide for the free release of outparcels or other portions of the related mortgaged property which were given no value or minimal value in the underwriting process.

     See the footnotes to Appendix II of this prospectus supplement for more details concerning certain of the foregoing provisions.

     Non-Recourse Obligations

     The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of a non-recourse mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor for some or all of the amounts due under such mortgage loan, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

     "Due-on-Sale" and "Due-on-Encumbrance" Provisions

     The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the applicable master servicer or the applicable special servicer, as the case may be, or, if collected, will be paid to such master servicer or such special servicer as additional servicing compensation, and certain other conditions.

     In addition, some of the mortgage loans permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, transfer the related mortgaged property to specified entities or types of entities, issue new ownership interests in the borrower or transfer certain ownership interests in the borrower, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan documents and/or as determined by the applicable master servicer. The mortgage loans sold to the trust by Massachusetts Mutual Life Insurance Company generally permit the limited partner of the related borrower to become the general partner in accordance with the terms of the related partnership agreement. The residential cooperative mortgage loans permit transfers of shares in the related cooperative corporation in connection with the assignment of a proprietary lease for one or more units in the related mortgaged property. The applicable master servicer or the applicable special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the
Pooling and Servicing Agreement.

     Subordinate and Other Financing

     Except as set forth below, each of the sellers will represent that, to its knowledge, none of the other mortgaged properties secure any loans that are subordinate to the related mortgage loan unless such other loans are included in the trust. However, the sellers generally have not obtained updated title reports or otherwise taken steps to confirm that no such additional secured subordinate financing exists.

     18 mortgage loans, representing 2.5% of the Initial Pool Balance
(representing 2.9% of the Initial Loan Group 1 Balance), which are not secured by residential cooperative properties, permit the related borrowers to incur future additional subordinate financing secured by the related mortgaged properties either without prior lender approval or upon the satisfaction of certain conditions.

                                      S-138

     The borrowers under 7 of the mortgage loans that are secured by low income multifamily housing, representing 1.7% of the Initial Pool Balance (which mortgage loans are in Loan Group 2, representing 11.2% of the Initial Loan Group
2 Balance), have incurred a limited amount of indebtedness from local housing administration agencies or social welfare organizations, such indebtedness is secured by the related mortgaged property. Each of such indebtedness is subordinate to the related mortgage loan either by its terms or by a subordination agreement. With respect to 2 of such mortgage loans, the related borrower is not required to make payments on the subordinate loan until the earlier of a sale or transfer of the mortgaged property or the maturity date for the subordinate note.

     In general, the mortgage loans permit or do not prohibit additional financing that is not secured by the mortgaged property including, but not limited to, trade payables and indebtedness secured by equipment or other personal property located at the mortgaged property and/or permit or do not prohibit the owners or the constituent members of the borrower to incur indebtedness, including financings secured by a pledge of their interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may be permitted to incur additional financing that is not secured by the mortgaged property. The organizational documents for the borrowers under the residential cooperative mortgage loans in the trust and certain other mortgage loans in the trust
(including all of the mortgage loans in the trust sold to the Depositor by
Massachusetts Mutual Life Insurance Company) do not require the borrowers to be special purpose entities.

     The borrowers under 53 mortgage loans, which collectively represent 7.1% of the Initial Pool Balance (which include 40 mortgage loans in Loan Group 1, representing 6.0% of the Initial Loan Group 1 Balance, and 13 mortgage loans in
Loan Group 2, representing 13.4% of the Initial Loan Group 2 Balance) and which are secured by residential cooperative properties, are permitted to incur and/or have incurred a limited amount of indebtedness secured by the related mortgaged real properties. It is a condition of the incurrence of any future secured subordinate indebtedness on these mortgage loans that: (a) the total loan-to-value ratio of these loans be below certain thresholds and (b) that subordination agreements be put in place between the trustee and the related lenders. With respect to the mortgage loans secured by residential cooperative properties, the Pooling and Servicing Agreement permits the applicable master servicer to grant consent to additional subordinate financing secured by the related cooperative property (even if the subordinate financing is prohibited by the terms of the related loan documents), subject to the satisfaction of certain conditions, including the condition that the maximum combined loan-to-value ratio does not exceed 40% on a loan-by-loan basis (based on the Value Co-op
Basis of the related mortgaged property as set forth in the updated appraisal obtained in connection with the proposed indebtedness), the condition that the total subordinate financing secured by the related mortgaged property not exceed
$7.5 million and the condition that the net proceeds of the subordinate debt be used principally for funding capital expenditures, major repairs or reserves. In all of the aforementioned cases, NCB, FSB or one of its affiliates is likely to be the lender on the subordinate financing, although it is not obligated to do
so.

     6 mortgage loans, representing 8.4% of the Initial Pool Balance
(representing 9.9% of the Initial Loan Group 1 Balance), which are not secured by residential cooperative properties, permit future mezzanine debt to be incurred upon the satisfaction of certain conditions.

     2 mortgage loans, representing 5.9% of the initial outstanding pool balance
(and representing 6.9% of the initial outstanding loan group 1 balance), have either subordinate secured debt or mezzanine debt currently in place. In the case of some or all of the mortgage loans with existing subordinate or mezzanine debt, the holder of the subordinate or mezzanine loan has the right to cure certain defaults occurring on the mortgage loan and/or the right to purchase the mortgage loan from the trust if certain defaults on the mortgage loan occur. The purchase price required to be paid in connection with such a purchase is generally equal to the outstanding principal balance of the mortgage loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and Advances relating to, the mortgage loan. The specific rights of the related subordinate or mezzanine lender with respect to any future subordinate or mezzanine debt will be specified in the related intercreditor agreement and may include rights substantially similar to the cure and repurchase rights described in the preceding sentence.

     For further information with respect to subordinate debt, mezzanine debt and other financing, see Appendix II.

     Because certain mortgage loans permit a third party to hold debt secured by a pledge of an equity interest in the related borrower, neither the sellers nor the Depositor will make any representations as to whether a third party holds debt secured by a pledge of an equity interest in a related borrower. See "Legal
Aspects Of The Mortgage Loans And The Leases--Subordinate Financing" in the
prospectus and "Risk Factors--A Borrower's Other Loans May

                                      S-139

Reduce The Cash Flow Available To The Mortgaged Property Which May Adversely
Affect Payment On Your Certificates" in this prospectus supplement.

     Additional Collateral

     Certain of the mortgage loans have additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrowers do not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loans. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements. For further information with respect to additional collateral, see
Appendix II.

THE ARD LOANS

     2 mortgage loans, representing 1.7% of the Initial Pool Balance (which include 2 mortgage loans in Loan Group 1, representing 2.0% of the Initial Loan
Group 1 Balance), provide that if the related borrower has not prepaid such mortgage loan in full on or before its Anticipated Repayment Date, any principal outstanding on that date will thereafter amortize more rapidly and accrue interest at the Revised Rate for that mortgage loan rather than at the Initial
Rate. In addition, funds on deposit in lock box accounts relating to the ARD
Loan in excess of amounts needed to pay property operating expenses and reserves will be applied to repayment of the applicable mortgage loan resulting in a more rapid amortization.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

     Appraisals

     In general, in connection with the origination or sale to the Depositor of each of the mortgage loans, the related mortgaged property was appraised by an outside appraiser. In general, with respect to those mortgage loans for which an appraisal was used in any value calculation, those estimates represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented herein for illustrative purposes only.

     o    Except as provided in the second succeeding bullet, the loan-to-value ratios for each mortgage loan were calculated according to the methodology described in this prospectus supplement based on the estimates of value from the third party appraisals generally conducted on or after April 1, 2004.

     o    With respect to 74 of those mortgage loans described in the previous bullet, representing 9.0% of the Initial Pool Balance (which include
          51 mortgage loans in Loan Group 1, representing 6.9% of the Initial
          Loan Group 1 Balance, and 23 mortgage loans in Loan Group 2, representing 21.4% of the Initial Loan Group 2 Balance), which mortgage loans are secured by residential cooperative properties, such estimates of value from such appraisals were calculated based on the market value of the real property, as if operated as a residential cooperative.

     o    In connection with the mortgage loans sold to the trust by
          Massachusetts Mutual Life Insurance Company, the seller arrived at the valuations of the mortgaged properties by applying a capitalization rate to underwritten net operating income and adding in the remaining value of the outstanding tax credits.

                                      S-140

     Environmental Assessments

     With respect to the mortgaged properties for which environmental site assessments, or in some cases an update of a previous assessment, were prepared on or after April 1, 2004 (which secure mortgage loans representing 99.9% of the
Initial Pool Balance and 99.9% of the Initial Loan Group 1 Balance), the related seller has represented to us that, as of the cut-off date and subject to certain specified exceptions, it had no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such assessment.

     With respect to the mortgaged properties for which environmental site assessments were prepared prior to April 1, 2004 or for which no environmental site assessments exist, which secure mortgage loans representing 0.1% of the
Initial Pool Balance (and representing 0.1% of the Initial Loan Group 1
Balance), the related seller has represented to us that, as of the cut-off date and subject to certain specified exceptions:

     o    no hazardous material is present on such mortgaged property such that
          (a) the value, use or operation of such mortgaged property is materially and adversely affected or (b) under applicable federal, state or local law, (i) such hazardous material could be required to be eliminated at a cost materially and adversely affecting the value of the mortgaged property before such mortgaged property could be altered, renovated, demolished or transferred or (ii) the presence of such hazardous material could (upon action by the appropriate governmental authorities) subject the owner of such mortgaged property, or the holders of a security interest therein, to liability for the cost of eliminating such hazardous material or the hazard created thereby at a cost materially and adversely affecting the value of the mortgaged property; and

     o    such mortgaged property is in material compliance with all applicable federal, state and local laws pertaining to hazardous materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such mortgaged property and neither the applicable seller nor, to such seller's knowledge, the related borrower or any current tenant thereon, has received any notice of violation or potential violation of any such law.

     With respect to certain residential cooperative properties, relating to mortgage loans in the aggregate amount of $3,383,378 or less and sold to the trust by NCB, FSB representing 0.2% of the Initial Pool Balance (and representing 0.2% of the Initial Loan Group 1 Balance and 0.2% of the Initial
Loan Group 2 Balance), ASTM transaction screens were conducted in lieu of Phase
I environmental site assessments.

     Property Condition Assessments

     Each seller or an affiliate of the seller of the mortgage loan inspected, or caused to be inspected, each of the mortgaged properties in connection with the origination or acquisition of their respective mortgage loans to assess items such as structure, exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements.

     With respect to the mortgaged properties for which engineering reports were prepared on or after April 1, 2004, relating to mortgaged properties securing
99.0% of the Initial Pool Balance (or 98.8% of the Initial Loan Group 1 Balance
and 100.0% of the Initial Loan Group 2 Balance), the related seller has represented to us that, except as disclosed in the related report and subject to certain specified exceptions, each mortgaged property, to the seller's knowledge, is free and clear of any damage (or adequate reserves have been established) that would materially and adversely affect its value as security for the related mortgage loan.

     With respect to the mortgaged properties for which engineering reports were prepared prior to April 1, 2004 or for which no engineering reports exists, relating to mortgaged properties securing 1.0% of the Initial Pool Balance (or
1.2% of the Initial Loan Group 1 Balance), the related seller has represented to us that, subject to certain specified exceptions, each mortgaged property is in good repair and condition and all building systems contained on such mortgaged property are in good working order (or adequate reserves have been established)
and such mortgaged property is free of structural defects, in each case, so as not to materially and adversely affect its value as security for the related mortgage loan.

                                      S-141

     Seismic Review Process

     In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML") in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

     Zoning and Building Code Compliance

     Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements, appraisals, zoning consultants' reports and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related seller has informed us that it does not consider any such violations known to it to be material.

     With respect to Mortgage Loan No. 103, representing 0.2% of the initial outstanding pool balance, there are building set-back violations at the related mortgaged property that are covered by an indemnification and hold harmless agreement protecting the lender against any forced removal of any building encroachment.

ADDITIONAL MORTGAGE LOAN INFORMATION

     Each of the tables presented in Appendix I hereto sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II hereto, and for a brief summary of the 10 largest loans in the
Mortgage Pool, see Appendix IV hereto. Additional information regarding the mortgage loans is contained in this prospectus supplement under "Risk Factors"
elsewhere in this "Description of the Mortgage Pool" section and under "Legal
Aspects Of The Mortgage Loans And The Leases" in the prospectus.

     For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix IV:

               (i) References to "DSCR" are references to "Debt Service Coverage
          Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) Underwritable Cash Flow to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix IV, the "Debt Service Coverage
          Ratio" or "DSCR" (or group of cross-collateralized Mortgage Loans) is calculated pursuant to the definition thereof under the "Glossary of
          Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage
          Ratio (unless otherwise indicated) reflects with respect to where periodic payments are interest-only for a certain amount of time after origination after which date the mortgage loan amortizes principal for the remaining term of the mortgage loan, the annualized amount of debt service that will be payable under the mortgage loan after the beginning of the amortization term of the mortgage loan.

                                      S-142

               (ii) In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, other than a residential cooperative property, the applicable seller relied on rent rolls and other generally unaudited financial information provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves. The applicable seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of Underwritable Cash Flow derived therefrom, based upon the seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritable Cash Flow for mortgage loans, where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties. The Underwritable Cash Flow for a residential cooperative property is based on projected net operating income at the property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan, assuming that property was operated as a rental property with rents set at prevailing market rates taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

               (iii) Historical operating results may not be available for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, other than with respect to residential cooperative properties, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable seller in determining the presented operating information.

               (iv) The Debt Service Coverage Ratios are presented herein for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage
          Ratios accurately reflect that ability.

               (v) References in the tables to "Cut-off Date LTV" are references to "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix IV, the "Cut-off Date LTV,"
          "Cut-off Date Loan-to-Value," "Balloon LTV" or "Balloon Loan-to-Value"
          for any mortgage loan is calculated pursuant to the definition thereof under the "Glossary of Terms" in this prospectus supplement. In addition, the loan-to-value ratio with respect to each mortgage loan secured by a residential cooperative property was calculated based on the market value of such residential cooperative property, as if operated as a residential cooperative.

               (vi) The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV is determined as described above under "--Assessments of Property Value and
          Condition--Appraisals."

               (vii) No representation is made that any such value would
          approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

                                      S-143

               (viii) References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

     The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

     Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and, with respect to mortgage loans other than those secured by residential cooperative properties, rent rolls.

STANDARD HAZARD INSURANCE

     Each master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property (other than any REO Property) for which it is acting as master servicer (a) a fire and hazard insurance policy with extended coverage and (b) all other insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein. Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower or tenant to self-insure.
The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause.

     If, on the date of origination of a mortgage loan, the improvements on a related mortgaged property (other than any REO Property) were located in an area identified in the Federal Register by the Federal Emergency Management Agency as
having special flood hazards, the master servicer for such mortgage loan will be required (to the extent permitted under the related mortgage loan documents or required by law) to cause to be maintained a flood insurance policy in an amount representing coverage of at least the lesser of:

     o    the outstanding principal balance of the related mortgage loan; and

     o    the maximum amount of such insurance available for the related mortgaged property under the national flood insurance program, if the area in which the improvements are located is participating in such program.

     If a borrower fails to maintain such fire and hazard insurance, the applicable master servicer will be required to obtain such insurance and the cost thereof, subject to a determination of recoverability, will be a Servicing
Advance. Each special servicer will be required to maintain fire and hazard insurance with extended coverage and, if applicable, flood insurance on an REO
Property for which it is acting as special servicer in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost thereof will be paid by the applicable master servicer as a Servicing Advance, subject to a determination of recoverability. None of the master servicers or the special servicers will be required in any event to maintain or obtain insurance coverage (including terrorism coverage) beyond what is available at a commercially reasonable rate and consistent with the Servicing Standard. A determination by the master servicer (with respect to non-Specially Serviced
Mortgage Loans) or the special servicer (with respect to Specially Serviced
Mortgage Loans) that terrorism insurance is not available at a commercially reasonable rate will be subject to the approval of the Operating Adviser as set forth in the Pooling and Servicing Agreement.

     Included in the insurance that the borrower is required to maintain may be loss of rents endorsements and comprehensive public liability insurance. The master servicers will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance and such insurance is available at a commercially reasonable rate. Any losses incurred with respect to mortgage loans due to uninsured risks, including earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to the
Certificateholders. The special servicers will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO
Property for which it is acting as special servicer so long as such insurance is available at commercially reasonable rates. See "Risk Factors--The Absence Of Or
Inadequacy Of

                                      S-144

Insurance Coverage On The Property May Adversely Affect Payments On Your
Certificates" and "--Certain Other Risks Related to Casualty and Casualty
Insurance" in this prospectus supplement.

THE SELLERS

     Morgan Stanley Mortgage Capital Inc.

     Morgan Stanley Mortgage Capital Inc. ("MSMC"), a subsidiary of Morgan
Stanley and an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, was formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC mortgage loans was originated or purchased by MSMC, and all of the MSMC mortgage loans were underwritten by MSMC underwriters. The principal offices of
MSMC are located at 1585 Broadway, New York, New York 10036.

     IXIS Real Estate Capital Inc.

     IXIS Real Estate Capital Inc. is a New York corporation that primarily engages in originating, lending against, purchasing and securitizing commercial and residential mortgage loans. IXIS Real Estate Capital Inc. is a subsidiary of
IXIS Corporate and Investment Bank, a fully licensed bank under French laws.

     NCB, FSB

     NCB, FSB is a federal savings bank chartered by the Office of Thrift
Supervision of the U.S. Department of the Treasury. It is one of the master servicers and is a wholly-owned subsidiary of National Consumer Cooperative
Bank, one of the special servicers. NCB, FSB maintains an office at 1725 Eye
Street, N.W., Washington, D.C. 20006.

     NCB, FSB, together with its affiliates and parent, National Consumer
Cooperative Bank, have originated over $4.9 billion in commercial and multifamily loans and securitized over $4.0 billion of such originations in 33 public securitization transactions.

     Massachusetts Mutual Life Insurance Company

     The Massachusetts Mutual Life Insurance Company ("MassMutual"), based in
Springfield, Massachusetts, is a global diversified financial services organization with more than 31,000 employees and sales representatives around the world. Babson Capital Management LLC, a MassMutual subsidiary, serves as the sole and exclusive real estate debt investment advisor to the MassMutual General
Investment Account. Babson Capital Management LLC also manages and services real estate debt assets and funds for institutional clients worldwide.

     Each of the mortgage loans sold to the Trust by MassMutual was either originated and underwritten or purchased by either MassMutual or Babson Capital
Management LLC.

     Union Central Mortgage Funding, Inc.

     Union Central Mortgage Funding, Inc. is a corporation organized under the laws of the State of Ohio. Union Central Mortgage Funding, Inc. is a wholly owned subsidiary of The Union Central Life Insurance Company. Union Central
Mortgage Funding, Inc. was formed to originate and acquire loans secured by commercial and multifamily real estate. Union Central Mortgage Funding, Inc. is also the Primary Servicer with respect to loans transferred by it to the trust.
The principal offices of Union Central Mortgage Funding, Inc. are located at 312
Elm Street, Cincinnati, Ohio 45202. The mortgage loans for which Union Central
Mortgage Funding, Inc. is the applicable mortgage loan seller were originated or acquired by Union Central Mortgage Funding, Inc.

     SunTrust Bank

     SunTrust Bank is a Georgia banking corporation and a member of the Federal
Reserve System. Each of the SunTrust Loans were originated and underwritten by
SunTrust Bank. The principal offices of SunTrust Bank are located at 303
Peachtree Street, Atlanta, GA 30308. SunTrust Bank is also a primary servicer for loans serviced by GMAC Commercial Mortgage Corporation under the Pooling and
Servicing Agreement.

                                      S-145

SALE OF THE MORTGAGE LOANS

     On the Closing Date, each seller will sell its mortgage loans, without recourse, to Morgan Stanley Capital I Inc., and Morgan Stanley Capital I Inc.,
in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each seller in respect of the mortgage loans and the related remedies for breach thereof, to the trustee for the benefit of the Certificateholders. In connection with such assignments, each seller is required in accordance with the related Mortgage Loan Purchase
Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it, to the trustee or its designee.

     The trustee will be required to review the documents delivered by each seller with respect to its mortgage loans within 90 days following the Closing
Date, and the trustee will hold the related documents in trust. Within 90 days following the Closing Date, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of
Terms" under the term "Mortgage File," are to be completed in the name of the trustee, if delivered in blank.

REPRESENTATIONS AND WARRANTIES

     In each Mortgage Loan Purchase Agreement, the related seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions set forth therein, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

          (1)  the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

          (2)  such seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

          (3)  no scheduled payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the
               12-month period immediately preceding the Cut-off Date;

          (4)  the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

          (5)  the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

          (6)  the related assignment of leases establishes and creates a valid and, subject to certain creditor's rights exceptions, enforceable first priority lien in or assignment of the related borrower's interest in all leases of the mortgaged property;

          (7)  the mortgage has not been satisfied, cancelled, rescinded or, except for certain permitted encumbrances, subordinated in whole or in part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in part in any manner that materially and adversely affects the value thereof;

          (8)  the mortgaged property satisfies certain conditions, generally as discussed under "Risk Factors--Property Inspections And
               Engineering Reports May Not Reflect All Conditions That Require
               Repair On The Property";

          (9)  the seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

          (10) the related mortgaged property is covered by an American Land
               Title Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

                                      S-146

          (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect thereto;

          (12) the mortgaged property satisfies certain conditions with respect to environmental matters, generally as discussed under "Risk
               Factors--Environmental Risks Relating To Specific Mortgaged
               Properties May Adversely Affect Payments On Your Certificates";

          (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors'
               rights exceptions, general principles of equity and other
               exceptions of general application, the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, and, to the related seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

          (14) the related mortgaged property is required pursuant to the related mortgage to be (or the holder of the mortgage can require it to be) insured by casualty, business interruption and
               liability insurance policies of a type specified in the related
               Mortgage Loan Purchase Agreement;

          (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage;

          (16) to the seller's knowledge, the related borrower is not a debtor in any state or federal bankruptcy or insolvency proceeding;

          (17) no mortgage requires the holder thereof to release all or any material portion of the related mortgaged property from the lien thereof except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a)
               the satisfaction of certain legal and underwriting requirements and (b) the payment of a release price and prepayment
               consideration in connection therewith;

          (18) to the seller's knowledge, there exists no material default, breach, violation or event giving the lender the right to
               accelerate and, to such seller's knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are otherwise covered by any other representation and warranty;

          (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum thereof has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances; (c) the borrower's interest in such ground lease is assignable to Morgan Stanley
               Capital I Inc. and its successors and assigns upon notice to, but
               (except in the case where such consent cannot be unreasonably withheld) without the consent of, the lessor thereunder (or if it is required it will have been obtained prior to the closing date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred thereunder; (e) such ground lease, or an estoppel letter related thereto, requires the lessor under such ground lease to give notice of any material default by the lessee to the holder of the mortgage and further provides that no notice of
               termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder; (f)
               the holder of the mortgage is permitted a reasonable opportunity
               (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor
               thereunder may terminate such ground lease; and (g) such ground lease has an original term (including any extension options set forth

                                      S-147

               therein) which extends not less than 10 years beyond the full amortization term of the related mortgage loan;

          (20) the related mortgage loan documents provide that (i) the related borrower is required to pay all reasonable costs and expenses of lender incurred in connection with the defeasance of such
               mortgage loan, if applicable, and the release of the related mortgaged property, (ii) the related borrower is required to pay all reasonable costs and expenses of lender incurred in
               connection with the approval of an assumption of such mortgage loan and (iii) the related borrower is required to pay the cost of any tax opinion required in connection with the full or partial release or substitution of collateral for the mortgage loan; and

          (21) at origination, the mortgage loans complied with all applicable federal, state and local statutes and regulations.

REPURCHASES AND OTHER REMEDIES

     If any mortgage loan document required to be delivered to the trustee by a seller with respect to its mortgage loans as described under "--Sale of the
Mortgage Loans" above has a Material Document Defect, or if there is a Material
Breach by a seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such seller will be obligated to cure such Material
Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. Notwithstanding the foregoing, in the event that the loan documents do not provide for the payments described under representation 20 of the preceding paragraph relating to the payment of expenses associated with the related defeasance or assumption of the related mortgage loan or the payment of the cost of a tax opinion associated with the full or partial release or substitution of collateral for the mortgage loan, the related seller's sole obligation for a breach of such representation or warranty will be to pay an amount sufficient to pay such expenses to the extent that such amount is due and not paid by the borrower.

     If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure Period, the related seller will be obligated, not later than the last day of such
Permitted Cure Period, to:

     o    repurchase the affected mortgage loan from the trust at the Purchase
          Price; or

     o    at its option, if within the 2-year period commencing on the Closing
          Date, replace such mortgage loan with a Qualifying Substitute Mortgage
          Loan; and

     o    pay an amount generally equal to the excess of the applicable Purchase
          Price for the mortgage loan to be replaced (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

     The related seller must cure any Material Document Defect or Material
Breach within the Permitted Cure Period; provided, however, that if such
Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage," as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the seller was notified of the defect or breach.

     The foregoing obligations of any seller to cure a Material Document Defect or a Material Breach in respect of any of its mortgage loans or the obligation of any seller to repurchase or replace the defective mortgage loan will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material Document Defect or Material Breach; and none of us, the sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related seller defaults on its obligation to do so. Each seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other seller.

                                      S-148

CHANGES IN MORTGAGE POOL CHARACTERISTICS

     The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued. Prior to the issuance of the Offered Certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the Offered Certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described herein. The information presented herein is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     Each master servicer and special servicer, either directly or through the
Primary Servicers or sub-servicers, will be required to service and administer the mortgage loans for which it is master servicer or special servicer in accordance with the Servicing Standard.

     Each master servicer and special servicer is required to adhere to the
Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower or any seller, and the different payment priorities among the Classes of Certificates. Any master servicer, any special servicer and any
Primary Servicer may become the owner or pledgee of Certificates with the same rights as each would have if it were not a master servicer, a special servicer or a Primary Servicer, as the case may be.

     Any such interest of a master servicer, a special servicer or a Primary
Servicer in the Certificates will not be taken into account when evaluating whether actions of such master servicer, special servicer or Primary Servicer are consistent with their respective obligations in accordance with the
Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of Certificates owned by such master servicer, special servicer or Primary Servicer. In addition, a master servicer or a special servicer may, lend money on a secured or unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though such master servicer or special servicer were not a party to the transactions contemplated hereby.

     The master servicer for mortgage loans that are not NCB Mortgage Loans intends to enter into an agreement with each of the Primary Servicers acting as primary servicer for its related mortgage loans, under which the Primary
Servicers will assume many of the servicing obligations of the master servicer presented in this section with respect to mortgage loans sold by it or its affiliates to the trust. The Primary Servicers are subject to the Servicing
Standard. If an Event of Default occurs in respect of such master servicer and such master servicer is terminated, such termination will not in and of itself cause the termination of any Primary Servicer. Notwithstanding the provisions of any primary servicing agreement or the Pooling and Servicing Agreement, each master servicer shall remain obligated and liable to the trustee, paying agent, each special servicer and the Certificateholders for servicing and administering the mortgage loans in accordance with the provisions of the Pooling and
Servicing Agreement to the same extent as if such master servicer was alone servicing and administering the mortgage loans.

     Each of the master servicers, the Primary Servicers and the special servicers are permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement. However, any subservicing is subject to various conditions set forth in the Pooling and Servicing Agreement including the requirement that the master servicers, the Primary Servicers or the special servicers, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing
Agreement. The master servicers or the special servicers, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

                                      S-149

     The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee and the paying agent, provided that:

     o    a successor master servicer or special servicer is available and willing to assume the obligations of such master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation;

     o    the applicable master servicer or special servicer bears all costs associated with its resignation and the related transfer of servicing;
          and

     o    the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the Certificates.

     Furthermore, any master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. A resignation of a master servicer will not affect the rights and obligations of the Primary Servicers to continue to act as Primary
Servicers. If a master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume such master servicer's duties and obligations under the Pooling and
Servicing Agreement. If a special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent of the trustee will assume the duties and obligations of such special servicer. In the event the trustee or any agent of the trustee assumes the duties and obligations of the master servicer or special servicer under such circumstances, the trustee will be permitted to resign as master servicer or special servicer notwithstanding the first sentence of this paragraph if it has been replaced by a qualified successor pursuant to the terms of the Pooling and Servicing
Agreement.

     The relationship of each master servicer and special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Neither master servicer will have any responsibility for the performance of the other master servicer's duties or either special servicer's duties under the
Pooling and Servicing Agreement, and neither special servicer will have any responsibility for the performance of either master servicer's duties under the
Pooling and Servicing Agreement.

     The master servicers (each with respect to the respective mortgage loans for which it is the applicable master servicer) initially will be responsible for the servicing and administration of the entire Mortgage Pool. However, the special servicers will be responsible for servicing and administering any
Specially Serviced Mortgage Loans for which they are acting as special servicer.

     Upon the occurrence of any of the events set forth under the term
"Specially Serviced Mortgage Loan" in the "Glossary of Terms" hereto, the applicable master servicer will be required to transfer its principal servicing responsibilities with respect thereto to the special servicer for such mortgage loan in accordance with the procedures set forth in the Pooling and Servicing
Agreement. Notwithstanding such transfer, the applicable master servicer will continue to receive any payments on such mortgage loan, including amounts collected by such special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan.
If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed-in-lieu of foreclosure or otherwise, the special servicer for such mortgage loan will be responsible for the operation and management thereof and such loan will be considered a Specially Serviced
Mortgage Loan.

     A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage Loan to which the master servicer for such mortgage loan will re-assume all servicing responsibilities.

     The master servicers and the special servicers will, in general, each be required to pay all ordinary expenses incurred by them in connection with their servicing activities, for their respective mortgage loans, under the Pooling and
Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of
the Offered Certificates--Advances--Servicing Advances" in this prospectus supplement.

                                      S-150

     The master servicers and the special servicers and any partner, member, manager, director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans against any loss, liability, or expense incurred in connection with any legal action or claim relating to the Pooling and Servicing Agreement, the mortgage loans or the Certificates other than any loss, liability or expense incurred by reason of such master servicer's or special servicer's respective willful misfeasance, bad faith or negligence in the performance of their respective duties under the Pooling and Servicing Agreement.

     Master Servicers

     GMAC Commercial Mortgage Corporation ("GMACCM") will be responsible for servicing the mortgage loans (other than the NCB Mortgage Loans) pursuant to the
Pooling and Servicing Agreement. As of June 30, 2005, GMACCM was the servicer of a portfolio of multifamily and commercial loans totaling approximately $214.2 billion in aggregate outstanding principal balance.

     GMACCM's principal servicing offices are located at 200 Witmer Road,
Horsham, Pennsylvania 19044.

     General Motors Acceptance Corporation has entered into a definitive agreement to sell a 60 percent equity interest in GMAC Commercial Holding Corp.
(GMACCH), the parent of the GMACCM, to a consortium of investors comprising Five
Mile Capital Partners, Kohlberg Kravis Roberts & Co. and Goldman Sachs Capital
Partners. Members of the current GMACCH management team will also invest in
GMACCH shortly after the transaction is completed. The agreement is subject to regulatory approvals, consents and other conditions, and is expected to close in the fourth quarter of this year. No assurance can be made that the transaction will not result in changes in the structure, operations or personnel of GMACCM or as to the impact of any such changes.

     The information set forth herein concerning GMACCM, as general master servicer, has been provided by it. Accordingly, neither the Depositor nor the
Underwriters make any representation or warranty as to the accuracy or completeness of such information.

     NCB, FSB will be responsible for servicing the NCB Mortgage Loans pursuant to the Pooling and Servicing Agreement. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the
Treasury. It is one of the mortgage loan sellers and is a wholly-owned subsidiary of National Consumer Cooperative Bank, one of the special servicers and one of the mortgage loan sellers. NCB, FSB maintains an office at 1725 Eye
Street, N.W., Washington, D.C. 20006.

     As of August 31, 2005, NCB, FSB was servicing a portfolio with a total principal balance of approximately $4.0 billion, most of which are commercial and residential cooperative real estate assets. Included in this serviced portfolio are $2.9 billion of commercial and residential cooperative real estate assets representing 33 securitization transactions.

     The information set forth herein concerning NCB, FSB has been provided by
it. Accordingly, neither the Depositor nor the Underwriters make any representation or warranty as to the accuracy or completeness of such information.

     Master Servicer Compensation

     Each master servicer will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal
Balance of the mortgage loans for which it is acting as master servicer, including REO Properties. Each master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account maintained by it and interest on escrow accounts if permitted by the related loan documents and applicable law, and other fees payable in connection with the servicing of the mortgage loans to the extent provided in the Pooling and Servicing Agreement.

     The related Master Servicing Fee for each master servicer will be reduced, on each Distribution Date by the amount, if any, of a Compensating Interest
Payment required to be made by such master servicer on such Distribution Date.
Any Net Aggregate Prepayment Interest Shortfall will be allocated as presented under "Description of the Offered Certificates--Distributions--Prepayment
Interest Shortfalls and Prepayment Interest Excesses" in this prospectus supplement. If Prepayment Interest Excesses for all mortgage loans serviced by a master servicer (including Specially Serviced Mortgage Loans) exceed Prepayment
Interest Shortfalls for such

                                      S-151

mortgage loans as of any Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

     In addition, each master servicer will be entitled to 50% of all assumption fees received in connection with any mortgage loans which are not Specially
Serviced Mortgage Loans (unless, in certain circumstances, special servicer consent was not required in connection with the assumption, in which event the master servicer will be entitled to 100% of assumption fees with respect thereto). The applicable special servicer will generally be entitled to approve assumptions.

     In the event that either master servicer resigns or is no longer master servicer for any reason, such master servicer will continue to have the right to receive the Excess Servicing Fee with respect to the mortgage loans serviced by such master servicer. Any successor servicer will receive the Master Servicing
Fee as compensation.

EVENTS OF DEFAULT

     If an Event of Default described under the third, fourth, eighth or ninth bullet under the definition of "Event of Default" under the "Glossary of Terms"
has occurred, the obligations and responsibilities of such master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or Morgan Stanley Capital I Inc. gives written notice to such master servicer that it is terminated. If an event of default described under the first, second, fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of such master servicer under the Pooling and Servicing Agreement will terminate, immediately upon the date which the trustee or Morgan Stanley Capital I Inc. give written notice to such master servicer that it is terminated. After any Event of Default (other than an Event of Default described under the ninth bullet under the definition of "Event of
Default" under the "Glossary of Terms"), the trustee may elect to terminate such master servicer by providing such notice, and shall provide such notice if holders of Certificates representing more than 25% of the Certificate Balance of all Certificates so direct the trustee. After an Event of Default described under the ninth bullet under the definition of "Event of Default" under the
"Glossary of Terms," the trustee shall, at the written direction of the holders of Certificates representing not less than 51% of the Certificate Balance of all
Certificates or at the direction of the holders of a majority of the Controlling
Class, terminate such master servicer.

     Upon such termination, all authority, power and rights of such master servicer under the Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to indemnification, unpaid servicing compensation or unreimbursed Advances and related interest or its portion of the Excess Servicing Fee, provided that in no event shall the termination of a master servicer be effective until a successor servicer shall have succeeded a master servicer as successor servicer, subject to approval by the Rating Agencies, notified the applicable master servicer of such designation, and such successor servicer shall have assumed the applicable master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing Agreement. However, if a
master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default"
under the "Glossary of Terms," the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of such master servicer to a successor servicer who has satisfied such conditions.

     However, if either master servicer is terminated solely due to an Event of
Default described in the eighth or ninth bullet of the definition of Event of
Default, and prior to being replaced as described in the previous paragraph such master servicer as a terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for such master servicer's rights to master service mortgage loans in accordance with the Pooling and Servicing
Agreement (which rights will be subject to the continuation of the respective
Primary Servicers as Primary Servicers in the absence of a primary servicing event of default by the respective Primary Servicer). The trustee will have thirty days to sell those rights and obligations to a successor servicer that meets the requirements of a master servicer under the Pooling and Servicing
Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the Certificates. The termination of such master servicer as a master servicer will be effective when such servicer has succeeded the

                                      S-152

terminated master servicer, as successor master servicer and such successor master servicer has assumed the terminated master servicer's master servicing obligations and responsibilities under the Pooling and Servicing Agreement. If a successor is not appointed within thirty days, such master servicer will be replaced by the trustee as described in the previous paragraph.

THE SPECIAL SERVICERS

     Special Servicers

     J.E. Robert Company, Inc., a Virginia corporation ("JER") will initially be appointed as general special servicer of the mortgage loans in the trust fund
(other than the residential cooperative mortgage loans) and any related foreclosure properties.

     JER will be responsible for servicing the Specially Serviced Mortgage Loans and REO Properties. As special servicer, JER is a privately owned company whose principal offices are located at 1650 Tysons Boulevard, Suite 1600, McLean,
Virginia 22102. JER has additional regional offices in Dallas, Texas; North
Haven, Connecticut; Los Angeles, California; Chicago, Illinois; and
international offices in Paris, London, and Mexico City. The principal business of the Special Servicer is real estate investment and asset management of real estate debt and equity assets. Since its founding in 1981, the Special Servicer has been a large asset manager for both the private and government sectors, having managed over $30 billion in book value of real estate and real estate debt. Since its inception and through April 30, 2005, the Special Servicer has been engaged on 37 transactions covering over $19.9 billion in book value and has managed the recovery of over 1,780 loans under its special servicing capacity. JER, together with its investment clients, has also been an active investor in non-investment grade commercial mortgage-backed securities, having acquired subordinate securities in excess of $1 billion. As of December 31,
2004, the special servicer and its affiliates were managing portfolios of approximately $1.6 billion comprised of real estate loans and real estate owned assets.

     The information set forth herein concerning JER, as general special servicer, has been provided by it, and neither the Depositor nor the
Underwriters make any representation or warranty as to the accuracy or completeness of such information.

     National Consumer Cooperative Bank will act as special servicer of the residential cooperative mortgage loans in the trust fund and any related foreclosure properties. National Consumer Cooperative Bank was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatives. By Congressional amendments in 1981, National Consumer
Cooperative Bank was converted to a private institution owned by its member cooperative customers, including certain of the borrowers. It wholly owns NCB,
FSB, one of the master servicers and one of the mortgage loan sellers. Its servicing offices are located at 1725 Eye Street, N.W., Washington, D.C. 20006.

     As of August 31, 2005, National Consumer Cooperative Bank and its
affiliates were servicing a portfolio with a total principal balance of approximately $4 billion, most of which are commercial and residential cooperative real estate assets. Included in this serviced portfolio are $2.9 billion of commercial and residential cooperative real estate assets representing 33 securitization transactions, for which National Consumer
Cooperative Bank or an affiliate is master servicer and/or special servicer.

     The information set forth herein concerning National Consumer Cooperative
Bank has been provided by it, and neither the Depositor nor the Underwriters make any representation or warranty as to the accuracy or completeness of such information.

     Special Servicer Compensation

     Each special servicer will be entitled to receive:

     o    a Special Servicing Fee;

     o    a Workout Fee; and

     o    a Liquidation Fee.

                                      S-153

     The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until the maturity of such mortgage loan. If a special servicer is terminated or resigns for any reason, it will retain the right to receive any
Workout Fees payable on mortgage loans that became Rehabilitated Mortgage Loans while it acted as special servicer and remained Rehabilitated Mortgage Loans at the time of such termination or resignation, as well as certain mortgage loans that became Rehabilitated Mortgage Loans within three months following such termination or resignation, until such mortgage loan becomes a Specially
Serviced Mortgage Loan or if the related mortgaged property becomes an REO
Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

     Each special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on
Specially Serviced Mortgage Loans for which it is acting as special servicer, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for REO Property collections, and other charges specified in the Pooling and Servicing Agreement. The Special Servicing Fee, the
Liquidation Fee and the Workout Fee will be obligations of the trust and will represent Expense Losses. The Special Servicer Compensation will be payable in addition to the Master Servicing Fee payable to the master servicer.

     In addition, each special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loans for which it is acting as special servicer and 50% of all assumption fees received in connection with any mortgage loans which are not Specially Serviced Mortgage
Loans for which it is acting as special servicer (unless, in certain circumstances, special servicer consent was not required in connection with the assumption in which event the special servicer will not be entitled to assumption fees with respect thereto). Each special servicer will generally be entitled to approve assumptions with respect to the mortgage loans for which it is acting as special servicer.

     As described in this prospectus supplement under "--The Operating Adviser,"
the Operating Adviser will have the right to receive notification of certain actions of each special servicer, subject to the limitations described in this prospectus supplement.

     Termination of Special Servicer

     The trustee may terminate a special servicer upon a Special Servicer Event of Default. The termination of a special servicer will be effective when a successor special servicer meeting the requirements of the special servicer under the Pooling and Servicing Agreement has succeeded such special servicer as successor special servicer and such successor special servicer has assumed the applicable special servicer's obligations and responsibilities with respect to the applicable mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement.

     In addition to the termination of a special servicer upon a Special
Servicer Event of Default, upon the direction of the Operating Adviser, subject to the satisfaction of certain conditions, the trustee will remove a special servicer from its duties as special servicer at any time upon the appointment and acceptance of such appointment by a successor special servicer appointed by the Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each Rating Agency to the effect that such appointment would not result in a downgrade, qualification or withdrawal in any rating then assigned to any Class of Certificates.

THE OPERATING ADVISER

     An Operating Adviser appointed by the holders of a majority of the
Controlling Class will have the right to receive notification from the applicable special servicer in regard to certain actions. The applicable special servicer will be required to notify the Operating Adviser of, among other things:

     o    any proposed modification of a Money Term of a mortgage loan other than an extension of the original maturity date for 2 years or less;

     o    any actual or proposed foreclosure or comparable conversion of the ownership of a mortgaged property;

                                      S-154

     o    any proposed sale of a Specially Serviced Mortgage Loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the Offered
          Certificates--Optional Termination";

     o    any determination to bring an REO Property into compliance with applicable environmental laws;

     o    any acceptance of substitute or additional collateral for a mortgage loan (except with respect to a defeasance);

     o    any acceptance of a discounted payoff;

     o    any waiver of a "due on sale" or "due on encumbrance" clause (except with respect to subordinate debt with respect to the mortgage loans secured by residential cooperative properties, as permitted pursuant to the terms of the Pooling and Servicing Agreement);

     o    any acceptance of an assumption agreement;

     o    any release of collateral for a Specially Serviced Mortgage Loan
          (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan); and

     o    any release of "earn-out" reserves on deposit in an escrow reserve account, other than where such release does not require the consent of the lender.

     Other than with respect to a proposed sale of a Specially Serviced Mortgage
Loan, the Operating Adviser will also be entitled to advise the special servicers with respect to the foregoing actions.

     In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each Rating Agency to the effect that such appointment would not result in a downgrade or withdrawal in any rating then assigned to any Class of Certificates. The Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing Agreement).

     At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser, which election will be held commencing as soon as practicable thereafter.

     The Operating Adviser will be responsible for its own expenses.

     Notwithstanding the foregoing, in the event that no Operating Adviser has been appointed, or no Operating Adviser has been identified to the master servicers or special servicers, as applicable, then the master servicer or special servicer, as applicable, will have no duty to consult with, provide notice to, or seek the advice of any such Operating Adviser.

MORTGAGE LOAN MODIFICATIONS

     Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement, each master servicer may amend any term (other than a Money Term) of a mortgage loan that is not a Specially
Serviced Mortgage Loan and may extend the maturity date of any Balloon Loan, other than a Specially Serviced Mortgage Loan, to a date not more than 60 days beyond the original maturity date.

     Subject to any restrictions applicable to REMICs, each special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan for which it is acting as special servicer, including any modification, waiver or amendment to:

     o    reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or
          Yield Maintenance Charge;

                                      S-155

     o    reduce the amount of the Scheduled Payment on any Specially Serviced
          Mortgage Loan, including by way of a reduction in the related mortgage rate;

     o    forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

     o    extend the maturity date of any Specially Serviced Mortgage Loan;
          and/or

     o    accept a Principal Prepayment during any Lockout Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the related special servicer, such default is reasonably foreseeable and (2) in the reasonable judgment of such special servicer, such modification, waiver or amendment would increase the recovery to the Certificateholders on a net present value basis, as demonstrated in writing by the special servicer to the trustee and the paying agent.

     In no event, however, will a special servicer be permitted to:

     o    extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is 2 years prior to the Rated Final Distribution Date; or

     o    if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced Mortgage Loan unless such special servicer gives due consideration to the remaining term of such ground lease.

     Modifications that forgive principal or interest (other than default interest) of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of
Certificates in the manner described under "Description of the Offered
Certificates--Distributions--Subordination; Allocation of Losses and Certain
Expenses" in this prospectus supplement.

     The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the
Certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

SALE OF DEFAULTED MORTGAGE LOANS

     The Pooling and Servicing Agreement grants to each of (a) any seller with respect to each mortgage loan it sold, (b) the holder of Certificates representing the greatest percentage interest in the Controlling Class and (c)
the special servicer (with respect to its mortgage loans), in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment). The "Option Purchase Price" for a
defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the applicable special servicer upon the request of any holder of the Option. Such special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or such Special Servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either of the special servicers or the holder of Certificates representing the greatest percentage interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify, in accordance with the
Pooling and Servicing Agreement, that the Option Purchase Price is a fair price.
The reasonable, out of pocket expenses of such special servicer and the trustee incurred in connection with any such determination of the fair value of a mortgage loan shall be payable and reimbursed to such special servicer and the trustee as an expense of the trust.

     The Option is assignable to a third party by the holder thereof, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a Rehabilitated
Mortgage Loan, (ii) been subject to a work-out arrangement, (iii) been

                                      S-156

foreclosed upon or otherwise resolved (including by a full or discounted pay-off) or (iv) been purchased by the related seller pursuant to the Pooling and Servicing Agreement.

FORECLOSURES

     Each special servicer may at any time, with respect to mortgage loans for which it is acting as special servicer, with notification to the Operating
Adviser and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the
Servicing Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

     If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to use reasonable efforts to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all Certificateholders but in no event later than 3 years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless such special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to 3 years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, each special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final Distribution Date.

     If the trust acquires a mortgaged property by foreclosure or deed-in-lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the applicable special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as "foreclosure property" within the meaning of Code Section 860G(a)(8).
The Pooling and Servicing Agreement also requires that any such mortgaged property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to its allocable share of a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations thereunder. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are
"customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property allocable to REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property,"
which would be taxable to REMIC I at the highest marginal federal corporate rate--currently 35%--and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates.
Under the Pooling and Servicing Agreement, the special servicer, with respect to its mortgage loans, is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to the Certificateholders on a net after-tax basis than a different method of operation of such property.
Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                                      S-157

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following discussion, when read in conjunction with the discussion of
"Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the Offered Certificates.
However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations.
Prospective purchasers should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates.

GENERAL

     For United States federal income tax purposes, three separate REMIC elections will be made with respect to designated portions of the trust (REMIC
I, REMIC II and REMIC III), other than (i) that portion of the trust consisting of the rights to Excess Interest, Additional L-3 Interest and the Excess
Interest Sub-account (the "Excess Interest Grantor Trust") and (ii) that portion of the trust that holds the Class A-3-1FL Regular Interest, the rights of the
Class A-3-1FL Certificates in respect of payments on the Swap Contract and the
Floating Rate Account (the "Class A-3-1FL Grantor Trust"). See "Federal Income
Tax Consequences--REMICs--Tiered REMIC Structures" in the prospectus. Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP, counsel to Morgan Stanley Capital I Inc., will deliver its opinion generally to the effect that, assuming:

     o    the making of proper elections;

     o    the accuracy of all representations made with respect to the mortgage loans;

     o    ongoing compliance with all provisions of the Pooling and Servicing
          Agreement and other related documents and no amendments thereof; and

     o    compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted thereunder;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate Classes of REMIC residual interests evidencing the sole
Class of "residual interests" in REMIC I in the case of the Class R-I
Certificates, the sole Class of "residual interests" in REMIC II, in the case of the Class R-II Certificates and the sole Class of "residual interests" in REMIC
III, in the case of the Class R-III Certificates; (3) the REMIC Regular
Certificates (other than the Class A-3-1FL Certificates) and the Class A-3-1FL
Regular Interest will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) each of the Excess Interest Grantor Trust and the Class A-3-1FL Grantor Trust will be treated as a grantor trust for federal income tax purposes; (5) the Class EI and Class EI-L3 Certificates will represent beneficial ownership of the related portions of the Excess Interest
Grantor Trust and (6) the Class A-3-1FL Certificates will represent beneficial ownership of the assets of the Class A-3-1FL Grantor Trust.

     The Offered Certificates (other than the Class A-3-1FL Certificates) and the Class A-3-1FL Regular Interest will be regular interests issued by REMIC
III. The Class A-3-1FL Grantor Trust will consist of the Class A-3-1FL Regular
Interest, the Swap Contract and the Floating Rate Account and the Class A-3-1FL
Certificates will represent an undivided beneficial interest in such assets. See
"Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular
Certificates" in the prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the Offered
Certificates.

     The Offered Certificates will be "real estate assets" within the meaning of
Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust in the same proportion that the assets in the related REMIC would be so treated. In addition, interest, including OID, if any, on the Offered
Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" under
Section 856(c)(5)(B) of the Code. However, if 95% or more of the related REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire Offered Certificates shall be treated as real estate assets and all interest from the Offered Certificates shall be treated as interest described in
Section 856(c)(3)(B).

                                      S-158

     Moreover, the Offered Certificates (other than the Class A-3-1FL
Certificates) will be "qualified mortgages" under Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Because the Class A-3-1FL Certificates will represent an undivided beneficial interest in the Swap Contract and the Floating
Rate Account, they will not be a suitable asset for resecuritization in a REMIC.
Offered Certificates (other than the Class A-3-1FL Certificates) and the Class
A-3-1FL Regular Interest held by certain financial institutions will constitute
"evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code other than any portion of the basis of the Class A-3-1FL Certificates allocable to the Swap Contract.

     The Offered Certificates (other than the Class A-3-1FL Certificates) and the Class A-3-1FL Regular Interest will be treated as assets described in
Section 7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion which the related REMIC's assets consist of loans secured by an interest in real property which is residential real property (initially 21.7% of the Initial Pool Balance) or other property described in Section 7701(a)(19)(C) of the Code. However, if 95% or more of the related REMIC's assets are assets described in 7701(a)(19)(C), then the entire
Offered Certificates (other than the Class A-3-1FL Certificates) and the Class
A-3-1FL Regular Interest shall be treated as qualified property under
7701(a)(19)(C).

     A mortgage loan that has been defeased with United States Treasury obligations will not qualify for the foregoing treatments under Sections
856(c)(4)(A), 856(c)(5)(B), 856(c)(3)(B) and 7701(a)(19)(C) of the Code.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

     It is anticipated that the Class A-1, Class A-1A, Class A-2, Class A-3-1,
Class A-3-2, Class A-4A, Class A-4B, Class A-J, Class B and Class C Certificates
and the Class A-3-1FL Regular Interest will be issued at a premium, that the
Class D Certificates will be issued with a de minimis amount of original issue discount and that the Class X-2 Certificates will be issued with original issue discount for federal income tax purposes.

     Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the Offered Certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each such Class of Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Consequences--REMICs--Taxation of Owners
of REMIC Regular Certificates--Premium" in the prospectus.

     The IRS has issued OID Regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with OID.
Purchasers of the Offered Certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address all of the issues relevant to accrual of OID on prepayable securities such as the Offered
Certificates. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize OID under a method that differs from that of the issuer. Accordingly, it is possible that holders of Offered Certificates, if any, issued with OID may be able to select a method for recognizing any OID that differs from that used by the paying agent in preparing reports to holders of the Offered Certificates and the IRS. Prospective purchasers of those Offered
Certificates issued with OID are advised to consult their tax advisors concerning the treatment of any OID with respect to such Offered Certificates.

     To the extent that any offered certificate is purchased in this offering or in the secondary market at not more than a de minimis discount, as defined in the prospectus, a holder who receives a payment that is included in the stated
redemption price at maturity, generally the principal amount of such certificate, will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the offered certificate. Such allocable portion of the holder's adjusted basis will be based upon the proportion that such payment of stated redemption price bears to the total remaining stated redemption price at maturity, immediately before such payment is made, of such certificate. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" and "--Sale, Exchange or Redemption" in the
prospectus.

     The Class X-2 Certificates will be treated as issued with original issue discount because they are "interest only" Certificates. If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a holder of any Class X-2
Certificate, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any)
attributable to such Class X-2 Certificate. Although the matter is

                                      S-159

not free from doubt, a holder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such certificate exceeds the maximum amount of future payments to which such certificateholder is entitled, assuming no further prepayments of the mortgage loans. Any such loss might be treated as a capital loss.

     See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount and Premium" in the prospectus.

     The prepayment assumption that will be used in determining the rate of accrual of OID, if any, market discount and amortizable bond premium for federal income tax purposes will be a 0% CPR, as described in the prospectus, applied to each mortgage loan, other than an ARD Loan, until its maturity. In addition, for purposes of calculating OID, each of the ARD Loans is assumed to prepay in full on such mortgage loan's Anticipated Repayment Date. For a description of CPR, see "Yield, Prepayment and Maturity Considerations" in this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

     Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each Class of Certificates entitled thereto as described under "Description of the Offered
Certificates--Distributions--Distributions of Prepayment Premiums and Yield
Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance
Charge should be taxed to the holders of a Class of Certificates entitled to a
Prepayment Premium or Yield Maintenance Charge. For federal income tax information reporting purposes, Prepayment Premiums or Yield Maintenance Charges will be treated as income to the holders of a Class of Certificates entitled to
Prepayment Premiums or Yield Maintenance Charges only after a master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance Charge to which the holders of such Class of Certificates is entitled under the terms of the
Pooling and Servicing Agreement, rather than including projected Prepayment
Premiums or Yield Maintenance Charges in the determination of a
Certificateholder's projected constant yield to maturity. However, the timing and characterization of such income as ordinary income or capital gain is not entirely clear and the Certificateholders should consult their tax advisors concerning the treatment of Prepayment Premiums or Yield Maintenance Charges.

TAXATION OF THE SWAP CONTRACT

     Each holder of a Class A-3-1FL Certificate will be treated for federal income tax purposes as having entered into its proportionate share of the rights of such Class under the Swap Contract. Holders of the Class A-3-1FL Certificates
must allocate the price they pay for their Certificates between their interest in the Class A-3-1FL Regular Interest and the Swap Contract based on their relative market values. The portion, if any, allocated to the Swap Contract will be treated as a swap premium (the "Swap Premium") paid or received by the holders of the Class A-3-1FL Certificates. If the Swap Premium is paid by a holder, it will reduce the purchase price allocable to the Class A-3-1FL Regular
Interest. If the Swap Premium is received by a holder, it will be deemed to have increased the purchase price for the A-3-1FL Regular Interest. If the Swap
Contract is "on market," no amount of the purchase price will be allocable to
it. Based on the anticipated issue prices of the Class A-3-1FL Certificates and the Class A-3-1FL Regular Interest, it is anticipated that the Class A-3-1FL
Regular Interest will be deemed to have been issued at a premium and that a Swap
Premium will be deemed to be paid to the holders of the Class A-3-1FL
Certificates. The holder of a Class A-3-1FL Certificate will be required to amortize any Swap Premium under a level payment method as if the Swap Premium represented the present value of a series of equal payments made or received over the life of the Swap Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Swap Premium (or some other reasonable rate).
Prospective purchasers of Class A-3-1FL Certificates should consult their own tax advisors regarding the appropriate method of amortizing any Swap Premium.

     Regulations promulgated by the Treasury Department treat a non periodic payment made under a swap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Swap Premium would be treated in part as a loan under Treasury regulations.

     Under Treasury regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the Swap Contract must be netted against payments made under the Swap Contract and deemed made or received as a result of the related Swap Premium over the recipient's taxable year, rather than accounted for on a gross basis. Net income

                                      S-160

or deduction with respect to net payments under a notional principal contract for a taxable year should constitute ordinary income or ordinary deduction. The
IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively. Individuals may be limited in their ability to deduct any such net deduction and should consult their tax advisor prior to investing in the
Class A-3-1FL Certificates.

     Any amount of proceeds from the sale, redemption or retirement of a Class
A-3-1FL Certificate that is considered to be allocated to the holder's rights under the Swap Contract or that the holder is deemed to have paid to the purchaser would be considered a "termination payment" allocable to such
Certificate under Treasury regulations. A holder of a Class A-3-1FL Certificate will have gain or loss from such a termination equal to (A)(i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Swap Premium paid (or deemed paid) by the holder upon entering into or acquiring its interest in the Swap Contract or (B)(i) any termination payment it paid or is deemed to have paid minus (ii) the unamortized portion of the Swap Premium received upon entering into or acquiring its interest in the
Swap Contract. Gain or loss realized upon the termination of the Swap Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

     The Class A-3-1FL Certificates, representing a beneficial ownership in the
Class A-3-1FL Regular Interest and the Swap Contract may constitute positions in a straddle, in which case the straddle rules of Section 1092 of the Code would apply. A selling holder's capital gain or loss with respect to such regular interest would be short term because the holding period would be tolled under the straddle rules. Similarly, capital gain or loss realized in connection with the termination of the Swap Contract would be short term. If the holder of a
Class A-3-1FL Certificate incurred or continued to incur indebtedness to acquire or hold such Class A-3-1FL Certificate, the holder would generally be required to capitalize a portion of the interest paid on such indebtedness until termination of the Swap Contract.

ADDITIONAL CONSIDERATIONS

     Each special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to the
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

     Federal income tax information reporting duties with respect to the Offered
Certificates and REMIC I, REMIC II and REMIC III will be the obligation of the paying agent, and not of any master servicer.

     For further information regarding the United States federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax
Consequences--REMICs" and "State Tax Considerations" in the prospectus.

                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

     The following discussion summarizes certain legal aspects of mortgage loans secured by real property in New York (approximately 24.0% of the Initial Pool
Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

     New York and various other states have imposed statutory prohibitions or limitations that limit the remedies of a mortgagee under a mortgage or a beneficiary under a deed of trust. The mortgage loans are limited recourse loans and are, therefore, generally not recourse to the borrowers but limited to the mortgaged property. Even though recourse is available pursuant to the terms of the mortgage loan, certain states have adopted statutes which impose prohibitions against or limitations on such recourse. The limitations described below and similar or other restrictions in other jurisdictions where mortgaged properties are located may restrict the ability of either master servicer or either special servicer, as applicable, to realize on the mortgage loan and may adversely affect the amount and timing of receipts on the mortgage loan.

     New York Law. New York law requires a mortgagee to elect either a foreclosure action or a personal action against the borrower, and to exhaust the security under the mortgage, or exhaust its personal remedies against the

                                      S-161

borrower, before it may bring the other such action. The practical effect of the election requirement is that lenders will usually proceed first against the security rather than bringing personal action against the borrower. Other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low bids or the absence of bids at the judicial sale.

                          CERTAIN ERISA CONSIDERATIONS

     ERISA and the Code impose restrictions on Plans that are subject to ERISA and/or Section 4975 of the Code and on persons that are Parties in Interest with respect to such Plans. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and
Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

     Neither ERISA nor the Code defines the term "plan assets." However, the
U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section
4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in Certificates, such
Plan assets would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

     Affiliates of Morgan Stanley Capital I Inc., the Underwriters, the master servicers, the special servicers and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the master servicers, the special servicers, the Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in Interest with respect to investing
Plans. In the absence of an applicable exemption, "prohibited transactions"--within the meaning of ERISA and Section 4975 of the Code--could arise if Certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

     In addition, an insurance company proposing to acquire or hold the Offered
Certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance Co. v.
Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of ERISA,
as added by the Small Business Job Protection Act of 1996, Public Law No.
104-188, and subsequent DOL and judicial guidance. See "--Insurance Company
General Accounts" below.

                                      S-162

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

     With respect to the acquisition and holding of the Offered Certificates, the DOL has granted to Morgan Stanley & Co. Incorporated an individual prohibited transaction exemption, which generally exempts from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

     o    the initial purchase, the holding, and the subsequent resale by Plans of Certificates evidencing interests in pass-through trusts; and

     o    transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

The assets covered by the Exemption include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

     The Exemption as applicable to the Offered Certificates (and as modified by
Prohibited Transaction Exemption 2002-41) sets forth the following 5 general conditions which must be satisfied for exemptive relief:

     o    the acquisition of the Certificates by a Plan must be on terms, including the price for the Certificates, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

     o    the Certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, Moody's or S & P;

     o    the trustee cannot be an affiliate of any member of the Restricted
          Group other than an Underwriter; the "Restricted Group" consists of the Underwriters, Morgan Stanley Capital I Inc., each master servicer, each special servicer, each Primary Servicer, the Swap Counterparty and any borrower with respect to mortgage loans constituting more than
          5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such Classes of
          Certificates;

     o    the sum of all payments made to the Underwriters in connection with the distribution of the Certificates must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by Morgan Stanley Capital I Inc. in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by a master servicer, a special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the
          Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

     o    the Plan investing in the Certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
          Securities and Exchange Commission under the 1933 Act.

     A fiduciary of a Plan contemplating purchasing any such Class of
Certificates in the secondary market must make its own determination that at the time of such acquisition, any such Class of Certificates continues to satisfy the second general condition set forth above. Morgan Stanley Capital I Inc.
expects that, as of the Closing Date, the second general condition set forth above will be satisfied with respect to each of such Classes of Certificates. A fiduciary of a Plan contemplating purchasing any such Class of Certificates must make its own determination that at the time of purchase the general conditions set forth above will be satisfied with respect to any such Class of certificate.

     Before purchasing any such Class of Certificates, a fiduciary of a Plan should itself confirm (a) that such Certificates constitute "securities" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

                                      S-163

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

     o    the investing Plan fiduciary or its affiliates is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust;

     o    the Plan's investment in each Class of Certificates does not exceed
          25% of all of the Certificates outstanding of that Class at the time of the acquisition; and

     o    immediately after the acquisition, no more than 25% of the assets of the Plan are invested in Certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

     We believe that the Exemption will apply to the acquisition and holding of the Offered Certificates (except for the Class A-3-1FL Certificates to the extent of the Swap Contract) by Plans or persons acting on behalf of or with
"plan assets" of Plans, and that all of the above conditions of the Exemption, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the Certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

     The Swap Contract benefiting the Class A-3-1FL Certificates does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the
Exemption. For ERISA purposes, the Depositor believes that an interest in the
Class A-3-1FL Certificates could be viewed as representing beneficial interests in two assets, (i) the right to receive payments with respect to the Class
A-3-1FL Regular Interest without taking into account payments made or received with respect to the Swap Contract and (ii) the rights and obligations under the
Swap Contract. A Plan's purchase and holding of a Class A-3-1FL Certificate could constitute or otherwise result in a prohibited transaction under ERISA and
Section 4975 of the Code between the Plan and the Swap Counterparty unless an exemption is available.

     Accordingly, as long as the Swap Contract is in effect, no Plan or other person using Plan assets may acquire or hold any interest in a Class A-3-1FL
Certificate unless such acquisition or holding is eligible for the exemptive relief available under PTE 84 14 (for transactions by independent "qualified professional asset managers"), PTE 91 38 (for transactions by bank collective investment funds), PTE 90 1 (for transactions by insurance company pooled separate accounts), PTE 95 60 (for transactions by insurance company general accounts) or PTE 96 23 (for transactions effected by "in house asset managers")
or similar exemption under similar law (collectively, the "Investor-Based
Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions (in particular, fiduciary self-dealing transactions prohibited by ERISA Section 406(b)). Plan fiduciaries should consult their legal counsel concerning this analysis and the applicability of the Investor-Based Exemptions. Each beneficial owner of a Class
A-3-1FL Certificate, or any interest therein, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii)
the acquisition and holding of the Class A-3-1FL Certificate are eligible for the exemptive relief available under at least one of the Investor-Based
Exemptions.

INSURANCE COMPANY GENERAL ACCOUNTS

     Based on the reasoning of the United States Supreme Court in John Hancock
Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the Small
Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and
Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor
issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions

                                      S-164

of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

     Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c)
Regulations, may be treated as "plan assets" of such Plans. Because Section
401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult with their legal counsel with respect to the applicability of Section 401(c).

     Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to Morgan Stanley
Capital I Inc., the trustee, the paying agent and each master servicer that (1)
such acquisition and holding is permissible under applicable law, including the
Exemption, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject Morgan Stanley
Capital I Inc., the trustee, the paying agent, either master servicer, either special servicer or the certificate registrar to any obligation in addition to those undertaken in the Pooling and Servicing Agreement or (2) the source of funds used to acquire and hold such Certificates is an "insurance company general account," as defined in DOL Prohibited Transaction Class Exemption
95-60, and the applicable conditions set forth in PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

     Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemption, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the Certificates.
Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

     The Offered Certificates will not constitute "mortgage related securities"
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
amended. The appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Offered Certificates, is subject to significant interpretive uncertainties.

     No representations are made as to the proper characterization of the
Offered Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase the Offered
Certificates under applicable legal investment or other restrictions. The uncertainties referred to above, and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates, may adversely affect the liquidity of the Offered
Certificates. See "Legal Investment" in the prospectus.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult their own legal advisors to determine whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

                                 USE OF PROCEEDS

     We will apply the net proceeds of the offering of the Certificates towards the simultaneous purchase of the mortgage loans from the sellers and to the payment of expenses in connection with the issuance of the Certificates.

                                      S-165

     We have entered into an Underwriting Agreement with Morgan Stanley & Co.
Incorporated, Greenwich Capital Markets, Inc., IXIS Securities North America
Inc. and SunTrust Capital Markets Inc. Subject to the terms and conditions set forth in the Underwriting Agreement, Morgan Stanley Capital I Inc. has agreed to sell to each Underwriter, and each Underwriter has agreed severally to purchase from Morgan Stanley Capital I Inc. the respective aggregate Certificate Balance of each Class of Offered Certificates presented below.

                                                                                 CLASS        CLASS        CLASS
            UNDERWRITERS               CLASS A-1    CLASS A-1A    CLASS A-2     A-3-1FL       A-3-1        A-3-2      CLASS A-AB
------------------------------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------

Morgan Stanley & Co. Incorporated...  $75,150,000  $231,768,000  $50,000,000  $75,000,000  $78,000,000  $50,000,000  $75,000,000
Greenwich Capital Markets, Inc. ....  $         0  $          0  $         0  $         0  $         0  $         0  $         0
IXIS Securities
   North America Inc. ..............  $         0  $          0  $         0  $         0  $         0  $         0  $         0
SunTrust Capital Markets Inc. ......  $         0  $          0  $         0  $         0  $         0  $         0  $         0
TOTAL...............................  $75,150,000  $231,768,000  $50,000,000  $75,000,000  $78,000,000  $50,000,000  $75,000,000

            UNDERWRITERS               CLASS A-4A    CLASS A-4B     CLASS X-2      CLASS A-J     CLASS B      CLASS C      CLASS D
------------------------------------  ------------  -----------  --------------  ------------  -----------  -----------  -----------

Morgan Stanley & Co. Incorporated...  $527,250,000  $75,322,000  $1,502,744,000  $129,549,000  $30,938,000  $11,601,000  $25,137,000
Greenwich Capital Markets, Inc. ....  $          0  $         0  $            0  $          0  $         0  $         0  $         0
IXIS Securities
   North America Inc. ..............  $          0  $         0  $            0  $          0  $         0  $         0  $         0
SunTrust Capital Markets Inc. ......  $          0  $         0  $            0  $          0  $         0  $         0  $         0
TOTAL...............................  $527,250,000  $75,322,000  $1,502,744,000  $129,549,000  $30,938,000  $11,601,000  $25,137,000

     Morgan Stanley & Co. Incorporated will act as sole lead manager and sole bookrunner with respect to the Offered Certificates.

     The Underwriting Agreement provides that the obligations of the
Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the Offered Certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting
Agreement provides that the purchase commitment of the non-defaulting
Underwriter may be increased. Proceeds to Morgan Stanley Capital I Inc. from the sale of the Offered Certificates, before deducting expenses payable by Morgan
Stanley Capital I Inc., will be approximately $1,452,329,456, plus accrued interest on the Certificates, other than the Class A-3-1FL Certificates.

     The Underwriters have advised us that they will propose to offer the
Offered Certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling such Classes of
Offered Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of such Classes of Offered Certificates for whom they may act as agent.

     The Offered Certificates are offered by the Underwriters when, as and if issued by Morgan Stanley Capital I Inc., delivered to and accepted by the
Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about October
25, 2005, which is the 9th business day following the date of pricing of the
Certificates.

     Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in 3 business days, unless the parties to any such trade expressly agree otherwise.
Accordingly, purchasers who wish to trade Offered Certificates in the secondary market prior to such delivery should specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such Offered Certificates.

     The Underwriters and any dealers that participate with the Underwriters in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of Offered Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

     We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect thereof.

     One or more of the Underwriters currently intend to make a secondary market in the Offered Certificates, but they are not obligated to do so.

                                      S-166

                                  LEGAL MATTERS

     The validity of the Offered Certificates and the material federal income tax consequences of investing in the Offered Certificates will be passed upon for Morgan Stanley Capital I Inc. by Cadwalader, Wickersham & Taft LLP, New
York, New York. Legal matters with respect to the Offered Certificates will be passed upon for the Underwriters by Cadwalader, Wickersham & Taft LLP, New York,
New York. Legal matters will be passed upon for Morgan Stanley Mortgage Capital
Inc. by Cadwalader, Wickersham & Taft LLP, New York, New York, for IXIS Real
Estate Capital Inc. by Cadwalader, Wickersham & Taft LLP, New York, New York,
for NCB, FSB by Bryan Cave, LLP, New York, New York, for Massachusetts Mutual
Life Insurance Company by Cadwalader, Wickersham & Taft LLP, for Union Central
Mortgage Funding, Inc. by Thacher Proffitt & Wood LLP, New York, New York and
for SunTrust Bank by Mayer, Brown, Rowe & Maw LLP, New York, New York.

                                     RATINGS

     It is a condition of the issuance of the Offered Certificates that they receive the following credit ratings from Moody's and S&P.

CLASS                                MOODY'S   S&P
----------------------------------   -------   ---
Class A-1.........................     Aaa     AAA
Class A-1A........................     Aaa     AAA
Class A-2.........................     Aaa     AAA
Class A-3-1FL.....................     Aaa     AAA
Class A-3-1.......................     Aaa     AAA
Class A-3-2.......................     Aaa     AAA
Class A-AB........................     Aaa     AAA
Class A-4A........................     Aaa     AAA
Class A-4B........................     Aaa     AAA
Class X-2.........................     Aaa     AAA
Class A-J.........................     Aaa     AAA
Class B...........................     Aa2     AA
Class C...........................     Aa3     AA-
Class D...........................      A2      A

     The ratings of the Offered Certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the Offered Certificates by the Rated Final Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan (other than the residential cooperative mortgage loans) that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency.

     The ratings of the Certificates do not represent any assessment of (1) the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, Excess Interest, Additional L-3 Interest or
default interest will be received, (4) the allocation of Net Aggregate
Prepayment Interest Shortfalls or (5) the tax treatment of the Certificates.
Additionally, the rating does not represent any assessment of the yield to maturity that investors may experience or the possibility that the Class X-2
Certificateholders might not fully recover their investments in the event of rapid prepayments of the mortgage loans (including both voluntary and involuntary prepayments). Accordingly, the ratings of the Class X-2 Certificates should be evaluated independently from similar ratings on other types of securities. In general, the ratings thus address credit risk and not prepayment risk.

     The ratings of the Class A-3-1FL Certificates do not represent any assessment as to whether the floating rate of interest on such Class will convert, or the timing of such conversion, to a fixed rate and the failure of such conversion to occur simultaneously with a Swap Default or termination of the Swap Contract may cause the rating to be qualified, downgraded or withdrawn.
The ratings assigned to the Class A-3-1FL Certificates are partially dependent upon the rating of the Swap Counterparty (or its Credit Support Provider).
Pursuant to the Swap Contract, the Swap Counterparty (or its Credit Support
Provider) must maintain a certain rating from each Rating

                                      S-167

Agency. If the rating of the Swap Counterparty (or the rating of its Credit
Support Provider) is downgraded below a rating level specified in the Swap
Contract or is withdrawn, the Swap Counterparty will be required to find a replacement swap counterparty or credit support provider meeting the rating requirements set forth in such Swap Contract or to post collateral in the amount set forth in such Swap Contract or take other steps acceptable to the Rating
Agencies. However, if such rating is qualified, downgraded or withdrawn and such qualification, downgrade or withdrawal occurs before the replacement of the Swap
Counterparty or the posting of collateral as described above, then the ratings of the Class A-3-1FL Certificates may be qualified, downgraded or withdrawn. In addition, the ratings on the Class A-3-1FL Certificates do not address (i) the likelihood of receipt by the holders of the Class A-3-1FL Certificates of the timely distribution of interest in connection with the change of the payment terms to a fixed rate upon a Swap Default, or the change of the payment terms to a floating rate, if DTC is not given sufficient advance notice of such change in the payment terms or (ii) in the event that the Swap Counterparty defaults on its obligations under the Swap Contract, the likelihood that the holders of the
Class A-3-1FL Certificates will experience shortfalls resulting from expenses incurred in enforcing the Swap Counterparty's obligations under the Swap
Contract that were not recovered from the Swap Counterparty.

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating to any Class thereof and, if so, what such rating would be. A rating assigned to any Class of
Offered Certificates by a rating agency that has not been requested by Morgan
Stanley Capital I Inc. to do so may be lower than the ratings assigned thereto at the request of Morgan Stanley Capital I Inc.

                                      S-168

                                GLOSSARY OF TERMS

     The Certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following "Glossary of Terms" is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and
Servicing Agreement, without exhibits and schedules.

     Unless the context requires otherwise, the definitions contained in this
"Glossary of Terms" apply only to this series of Certificates and will not necessarily apply to any other series of Certificates the trust may issue.

     "Accrued Certificate Interest" means, in respect of each Class of REMIC
Regular Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such Class of Certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months, except in the case of the Class A-3-1FL
Certificates, where it will be calculated on the basis of the actual number of days elapsed in the related Interest Accrual Period and a 360-day year.

     "Additional L-3 Interest" means, in respect of Mortgage Loan No. 3 (L-3
Communications), additional interest in the amount of seven basis points (0.07%)
payable by the related borrower in the event such borrower obtains mezzanine financing that causes the aggregate loan-to-value ratio of such mezzanine financing and Mortgage Loan No. 3 to exceed 73%.

     "Administrative Cost Rate" will equal the sum of the rates for which the related Master Servicing Fee, the Excess Servicing Fee, the related Primary
Servicing Fee and the Trustee Fee for any month (in each case, expressed as a per annum rate) are calculated for any mortgage loan in such month, as set forth for each mortgage loan on Appendix II hereto.

     "Advance" means either a Servicing Advance or P&I Advance, as the context may require.

     "Advance Rate" means a per annum rate equal to the "prime rate" as published in The Wall Street Journal from time to time or if no longer so published, such other publication as determined by the trustee in its reasonable discretion.

     "Annual Report" means one or more reports for each mortgage loan based on the most recently available rent rolls (with respect to all properties other than residential cooperative properties) and most recently available year-end financial statements of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation,
Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

     "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made
(which is prior to stated maturity).

     "Appraisal Event" means, with respect to any mortgage loan, not later than the earliest of the following:

     o    the date 120 days after the occurrence of any delinquency in payment with respect to such mortgage loan if such delinquency remains uncured;

     o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred, or has consented to the filing of a bankruptcy proceeding against it or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

                                      S-169

     o    the effective date of any modification to a Money Term of a mortgage loan, other than an extension of the date that a Balloon Payment is due for a period of less than 6 months from the original due date of such Balloon Payment; and

     o    the date 30 days following the date a mortgaged property becomes an
          REO Property.

     "Appraisal Reduction" will equal for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount, calculated as of the first Determination Date that is at least 15 days after the date on which the appraisal is obtained or the internal valuation is performed, equal to the excess, if any, of:

          the sum of:

     o    the Scheduled Principal Balance of such mortgage loan in the case of an REO Property, the related REO Mortgage Loan, less the undrawn principal amount of any letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan;

     o    to the extent not previously advanced by a master servicer or the trustee, all accrued and unpaid interest on the mortgage loan;

     o    all related unreimbursed Advances and interest on such Advances at the
          Advance Rate; and

     o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by a master servicer, a special servicer or the trustee, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of the related mortgaged property or REO Property, as the case may be,

          over

     o    90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation plus the amount of any escrows held by or on behalf of the trustee as security for the mortgage loan (less the estimated amount of obligations anticipated to be payable in the next 12 months to which such escrows relate).

     With respect to each mortgage loan that is cross-collateralized with any other mortgage loan, the value of each mortgaged property that is security for each mortgage loan in such cross-collateralized group, as well as the outstanding amounts under each such mortgage loan, shall be taken into account when calculating such Appraisal Reduction.

     "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a date prior to stated maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

     "Assumed Scheduled Payment" means an amount deemed due in respect of:

     o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
          maturity date; or

     o    any mortgage loan as to which the related mortgaged property has become an REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that such Balloon
Loan remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO Property, the Assumed Scheduled Payment deemed due on each Due
Date for so long as the REO

                                      S-170

Property remains part of the trust, equals the Scheduled Payment (or Assumed
Scheduled Payment) due on the last Due Date prior to the acquisition of such REO
Property.

     "Authenticating Agent" means the paying agent, in its capacity as the
Authenticating Agent.

     "Available Distribution Amount" means in general, for any Distribution
Date, an amount equal to the aggregate of the following amounts with respect to the mortgage loans:

     (1) all amounts on deposit in the Distribution Account as of the commencement of business on such Distribution Date that represent payments and other collections on or in respect of the mortgage loans and any REO Properties that were received by a master servicer or a special servicer through the end of the related Collection Period, exclusive of any portion thereof that represents one or more of the following:

     o    Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period;

     o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the Certificates as described in this prospectus supplement);

     o    amounts that are payable or reimbursable to any person other than the
          Certificateholders (including, among other things, amounts payable to the master servicers, the special servicers, the Primary Servicers, the trustee and the paying agent as compensation or in reimbursement of outstanding Advances);

     o    amounts deposited in the Distribution Account in error; and

     o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be deposited into the
          Interest Reserve Account;

     (2) to the extent not already included in clause (1), any Compensating
Interest Payments paid with respect to such Distribution Date; and

     (3) if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts then on deposit in each Interest
Reserve Account in respect of each Interest Reserve Loan.

     In addition, (i) in the case of the mortgage loans that permit voluntary
Principal Prepayment on any day of the month without the payment of a full month's interest, the applicable master servicer will be required to remit to the Distribution Account on any Master Servicer Remittance Date for a Collection
Period any Principal Prepayments received after the end of such Collection
Period but no later than the first business day immediately preceding such
Master Servicer Remittance Date (provided that the applicable master servicer has received such payments from the applicable primary servicer, if any), and
(ii) in the case of the mortgage loans for which a Scheduled Payment (including any Balloon Payment) is due in a month on a Due Date (including any grace period) that is scheduled to occur after the Determination Date in such month, the applicable master servicer will be required to remit to the Distribution
Account on the Master Servicer Remittance Date occurring in such month any such
Scheduled Payment (net of the Master Servicing Fee and Primary Servicing Fee,
and including any Balloon Payment) that is received no later than the date that is one business day immediately preceding such Master Servicer Remittance Date
(provided that the applicable master servicer has received such payments from the applicable primary servicer, if any). Amounts remitted to the Distribution
Account on a Master Servicer Remittance Date as described above in the paragraph will, in general, also be part of the Available Distribution Amount for the
Distribution Date occurring in the applicable month.

     "Balloon Loans" means mortgage loans that provide for Scheduled Payments based on amortization schedules significantly longer than their terms to maturity or Anticipated Repayment Date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless prepaid prior thereto.

     "Balloon LTV" - See "Balloon LTV Ratio."

                                      S-171

     "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

     "Balloon Payment" means, with respect to a Balloon Loan, the principal payments and scheduled interest due and payable on the relevant maturity dates.

     "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment Premium or Yield
Maintenance Charge, and with respect to any Class of Certificates (except for the Class A-3-1FL Certificates) and the Class A-3-1FL Regular Interest, a
fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the Pass-Through Rate on that Class of Certificates or the Class
A-3-1FL Regular Interest, as applicable, and (ii) the Discount Rate and (B)
whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate, provided, however, that under no circumstances will the Base Interest Fraction be greater than 1. If the Discount
Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base Interest Fraction will equal zero.

     "Certificate Account" means one or more separate accounts established and maintained by a master servicer, any Primary Servicer or any sub-servicer on behalf of a master servicer, pursuant to the Pooling and Servicing Agreement.

     "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate or the Class A-3-1FL Regular Interest will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

     "Certificate Owner" means a person acquiring an interest in an offered certificate.

     "Certificate Registrar" means the paying agent, in its capacity as the
Certificate Registrar.

     "Certificateholder" or "Holder" means an investor certificateholder, a person in whose name a certificate is registered by the Certificate Registrar or a person in whose name ownership of an uncertificated certificate is recorded in the books and records of the Certificate Registrar.

     "Class" means the designation applied to the Offered Certificates, the
Class A-3-1FL Regular Interest, and the private certificates, pursuant to this prospectus supplement.

     "Class A-3-1FL Available Funds" means, with respect to any Distribution
Date, (i) the sum of all previously undistributed payments or other receipts on account of principal and interest and other sums on or in respect of the Class
A-3-1FL Regular Interest received by the paying agent after the Cut-off Date and on or prior to such Distribution Date plus (ii) the sum of all previously undistributed amounts received from the Swap Counterparty in respect of the
Class A-3-1FL Regular Interest pursuant to the Swap Contract, including but not limited to any termination payment, but excluding the following: (a) all amounts of Prepayment Premiums and Yield Maintenance Charges allocated to the Class
A-3-1FL Regular Interest for so long as the Swap Contract remains in place; (b)
all amounts required to be paid to the Swap Counterparty in respect of the Class
A-3-1FL Regular Interest pursuant to the Swap Contract; and (c) all amounts incurred by the trustee in connection with enforcing the rights of the trust under the Swap Contract.

     "Class A-3-1FL Interest Distribution Amount" means with respect to any
Distribution Date, the sum of (i) for so long as the Swap Contract is in effect, the aggregate amount of interest received by the paying agent from the Swap
Counterparty in respect of the Class A-3-1FL Regular Interest pursuant to the terms of the Swap Contract during the related Interest Accrual Period and (ii)
amounts in respect of interest (including reimbursement of any interest shortfalls) received on the Class A-3-1FL Regular Interest not required to be paid to the Swap Counterparty (which will arise due to the netting provisions of the Swap Contract or upon the termination or expiration of the Swap Contract).
If a Swap Default occurs and is continuing or the Swap Contract is terminated, the Class A-3-1FL Interest Distribution Amount will equal the Distributable
Certificate Interest Amount in respect of the Class A-3-1FL Regular Interest to the extent actually received by the paying agent, until such time as the Swap
Default is cured or until a replacement swap contract is obtained.

                                      S-172

     "Class A-3-1FL Principal Distribution Amount" means, with respect to any
Distribution Date, an amount equal to the aggregate Principal Distribution
Amount of payments made on the Class A-3-1FL Regular Interest on such
Distribution Date.

     "Class A-3-1FL Regular Interest" means an interest issued as an uncertificated regular interest in REMIC III represented by the Class A-3-1FL
Certificates.

     "Class A Senior Certificates" means the Class A-1 Certificates, the Class
A-1A Certificates, the Class A-2 Certificates, the Class A-3-1FL Certificates
(or as the context requires, the Class A-3-1FL Regular Interest), the Class
A-3-1 Certificates, the Class A-3-2 Certificates, the Class A-AB Certificates,
the Class A-4A Certificates and the Class A-4B Certificates.

     "Class X Certificates" means the Class X-1 Certificates, the Class X-2
Certificates and the Class X-Y Certificates, collectively.

     "Clearstream Banking" means Clearstream Banking Luxembourg, societe anonyme.

     "Closing Date" means on or about October 25, 2005.

     "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

     "Compensating Interest" means, with respect to any Distribution Date and each master servicer, an amount equal to the excess of (A) Prepayment Interest
Shortfalls incurred in respect of the mortgage loans serviced by such master servicer resulting from Principal Prepayments on such mortgage loans during the related Collection Period over (B) Prepayment Interest Excesses incurred in respect of the mortgage loans serviced by such master servicer resulting from
Principal Prepayments on such mortgage loans during the same Collection Period.
Notwithstanding the foregoing, such Compensating Interest shall not (i) exceed the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans serviced by such master servicer, including REO
Properties, if such master servicer applied the subject Principal Payment in accordance with the terms of the related mortgage loan documents and (ii) be required to be paid on any Net Aggregate Prepayment Interest Shortfalls incurred in respect of any Specially Serviced Mortgage Loans.

     "Compensating Interest Payment" means any payment of Compensating Interest.

     "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation thereof with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the Certificates.

     "Controlling Class" means the most subordinate Class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such Class of Certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate Class of
Certificates.

     "CPR" - See "Constant Prepayment Rate" above.

                                      S-173

     "Cut-off Date" means October 1, 2005. For purposes of the information contained in this prospectus supplement (including the appendices hereto), scheduled payments due in October 2005 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on October 1,
2005, not the actual day which such scheduled payments are due.

     "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a due date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

     "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under
"Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement. With respect to any mortgage loan that is part of a cross-collateralized group of mortgage loans, the "Cut-off Date Loan-to-Value"
or "Cut-off Date LTV" means a ratio, expressed as a percentage, the numerator of which is the Cut-off Date Balance of all the mortgage loans in the cross-collateralized group and the denominator of which is the aggregate of the value of the related mortgaged properties determined as described under
"Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement, related to the cross-collateralized group.

     "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

     "Debt Service Coverage Ratio" or "DSCR" means the ratio of Underwritable
Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of debt service payable under that mortgage loan. With respect to any mortgage loan that is part of a cross-collateralized group of mortgage loans, the "Debt Service Coverage Ratio" or "DSCR" is the ratio of Underwritable Cash Flow calculated for the mortgaged properties related to the cross-collateralized group to the annualized amount of debt service payable for all of the mortgage loans in the cross-collateralized group.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means (a) with respect to any Distribution Date and any of the mortgage loans other than the NCB Mortgage Loans and the mortgage loans contributed to the trust fund by Massachusetts Mutual Life Insurance
Company, the earlier of (i) the 10th day of the month in which such Distribution
Date occurs or, if such day is not a business day, the next preceding business day and (ii) the 5th business day prior to the related Distribution Date, (b)
with respect to any Distribution Date and any of the NCB Mortgage Loans, the
earlier of (i) the 11th day of the month in which such Distribution Date occurs or, if such day is not a business day, the next preceding business day and (ii)
the 4th business day prior to the related Distribution Date or (c) with respect to any Distribution Date and any of the mortgage loans contributed to the trust fund by Massachusetts Mutual Life Insurance Company, the 10th day of the month in which such Distribution Date occurs or, if such day is not a business day, the next succeeding business day.

     "Discount Rate" means, for the purposes of the distribution of Prepayment
Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

     "Distributable Certificate Interest Amount" means, in respect of any Class of REMIC Regular Certificates (other than the Class A-3-1FL Certificates) and the Class A-3-1FL Regular Interest for any Distribution Date, the sum of:

     o    Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by:

     o    any Net Aggregate Prepayment Interest Shortfalls allocated to such
          Class; and

                                      S-174

     o    Realized Losses and Expense Losses, in each case specifically allocated with respect to such Distribution Date to reduce the
          Distributable Certificate Interest Amount payable in respect of such
          Class in accordance with the terms of the Pooling and Servicing
          Agreement; and

     o    the portion of the Distributable Certificate Interest Amount for such
          Class remaining unpaid as of the close of business on the preceding
          Distribution Date; and

     o    if the aggregate Certificate Balance is reduced because amounts in the
          Certificate Account allocable to principal have been used to reimburse a nonrecoverable Advance, and there is a subsequent recovery of amounts on the applicable mortgage loans, then interest at the applicable pass-through rate that would have accrued and been distributable with respect to the amount that the aggregate
          Certificate Balance was so reduced, which interest shall accrue from the date that the Certificate Balance was so reduced through the end of the Interest Accrual Period related to the Distribution Date on which such amounts are subsequently recovered.

     "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

     "Distribution Date" means the 15th day of each month, or if any such 15th day is not a business day, on the next succeeding business day.

     "Document Defect" means that a mortgage loan document is not delivered as and when required, is not properly executed or is defective on its face.

     "DOL Regulation" means the final regulation, issued by the U.S. Department of Labor, defining the term "plan assets" which provides, generally, that when a
Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section
2510.3-101).

     "DSCR" - See "Debt Service Coverage Ratio."

     "DTC" means The Depository Trust Company.

     "DTC Systems" means those computer applications, systems, and the like for processing data for DTC.

     "Due Dates" means dates upon which the related Scheduled Payments are first due, without the application of grace periods, under the terms of the related mortgage loans.

     "EPA" means the United States Environmental Protection Agency.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "Escrow Account" means one or more custodial accounts established and maintained by a master servicer (or a Primary Servicer on its behalf) pursuant to the Pooling and Servicing Agreement.

     "Euroclear" means The Euroclear System.

     "Event of Default" means, with respect to a master servicer under the
Pooling and Servicing Agreement, any one of the following events:

     o    any failure by such master servicer to remit to the paying agent or otherwise make any payment required to be remitted by the master servicer under the terms of the Pooling and Servicing Agreement, including any required Advances, at the times required under the terms of the Pooling and Servicing Agreement, which failure to remit is not cured by 11:00 a.m. on the Distribution Date;

     o    any failure by such master servicer to make a required deposit to the
          Certificate Account which continues unremedied for 1 business day following the date on which such deposit was first required to be made;

                                      S-175

     o    any failure on the part of such master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of such master servicer contained in the
          Pooling and Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such master servicer by Morgan Stanley Capital I Inc. or the trustee;
          provided, however, that if such master servicer certifies to the trustee and Morgan Stanley Capital I Inc. that such master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit such master servicer to cure such failure; provided, further, that such cure period may not exceed 90 days;

     o    any breach of the representations and warranties of such master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any Class of
          Certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to such master servicer by Morgan
          Stanley Capital I Inc. or the trustee; provided, however, that if such master servicer certifies to the trustee and Morgan Stanley Capital I
          Inc. that such master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further, that such cure period may not exceed 90 days;

     o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such master servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of 60 days;

     o    such master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such master servicer or of or relating to all or substantially all of its property;

     o    such master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

     o    a servicing officer of such master servicer obtains actual knowledge that Moody's has (a) qualified, downgraded or withdrawn any rating then assigned by it to any Class of Certificates, or (b) placed any
          Class of Certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such servicing officer obtaining such knowledge), and, in either case, cited servicing concerns with such master servicer as the sole or a material factor in such rating action; or

     o    such master servicer is no longer listed on S&P's Select Servicer List as a U.S. Commercial Mortgage Master Servicer (or, with respect to
          NCB, FSB, as a U.S. Commercial Mortgage Servicer) and is not
          reinstated to such status within 60 days.

     "Excess Interest" means in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of the Revised Rate over the
Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

     "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC created under the Pooling and Servicing Agreement.

     "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses and any related Advances and interest thereon over (ii) the amount that

                                      S-176

would have been received if a prepayment in full had been made with respect to such mortgage loan on the date such proceeds were received.

     "Excess Servicing Fee" means an additional fee payable to the master servicers or Primary Servicers, as applicable, that accrues at a rate set forth in the Pooling and Servicing Agreement, which is assignable and non-terminable.

     "Exemption" means the individual prohibited transaction exemption granted by the DOL to Morgan Stanley & Co. Incorporated, as amended.

     "Expense Losses" means, among other things:

     o    any interest paid to the master servicers, the special servicers and the trustee in respect of unreimbursed Advances;

     o    all Special Servicer Compensation paid to the special servicers (to the extent not collected from the related borrower);

     o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the paying agent and certain related persons, specified reimbursements and indemnification payments to Morgan Stanley Capital I Inc., the master servicers, the Primary Servicers or the special servicers and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

     o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

     "Fitch" means Fitch, Inc.

     "Fixed Interest Distribution" has the meaning given such term herein under
"The Swap Contract."

     "401(c) Regulations" means the final regulations issued by the DOL under
Section 401(c) of ERISA clarifying the application of ERISA to "insurance company general accounts."

     "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance or material as may be defined as a hazardous or toxic substance, material or waste by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, the Comprehensive Environmental Response, Compensation, and
Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq.), the
Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.
Sections 6901 et seq.), the Federal Water Pollution Control Act, as amended (33
U.S.C. Sections 1251 et seq.), the Clean Air Act, as amended (42 U.S.C. Sections
7401 et seq.), and any regulations promulgated pursuant thereto.

     "Initial Loan Group 1 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 1, or $1,315,093,847.

     "Initial Loan Group 2 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 2, or $231,768,691.

     "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$1,546,862,539.

     "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan, as may be modified
(without including any excess amount applicable solely because of the occurrence of an Anticipated Repayment Date).

                                      S-177

     "Insurance Proceeds" means all amounts paid by an insurer under any insurance policy, excluding any amounts required to be paid to the related borrower or used to restore the related mortgaged property.

     "Interest Accrual Period" means, with respect to each Distribution Date,
(i) for each Class of REMIC Regular Certificates (other than the Class A-3-1FL
Certificates) and for the Class A-3-1FL Regular Interest (for so long as the
Swap Contract or any replacement swap contract is in effect and no Swap Default has occurred and is continuing), the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) for the Class A-3-1FL
Certificates, for so long as the Swap Contract or any replacement swap contract is in effect and no Swap Default has occurred and is continuing, the period from
(and including) the prior Distribution Date (or the Closing Date, in the case of the first such period) and ending on (and including) the day before the current
Distribution Date.

     "Interest Only Certificates" means the Class X Certificates.

     "Interest Reserve Account" means an account that each master servicer has established and will maintain for the benefit of the holders of the
Certificates.

     "Interest Reserve Amount" means all amounts deposited in each Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

     "Interest Reserve Loan" - See "Non-30/360 Loan" below.

     "Interested Party" means the special servicers, the master servicers,
Morgan Stanley Capital I Inc., the holder of any related junior indebtedness, the Operating Adviser, a holder of 50% or more of the Controlling Class, any independent contractor engaged by a master servicer or a special servicer pursuant to the Pooling and Servicing Agreement or any person actually known to a responsible officer of the trustee to be an affiliate of any of them.

     "L-3 Communications Mortgage Loan" means Mortgage Loan No. 3.

     "Liquidation Fee" means, generally, 1.00% of the related Liquidation
Proceeds received in connection with a full or partial liquidation of a
Specially Serviced Mortgage Loan or related REO Property and/or any Condemnation
Proceeds or Insurance Proceeds received by the trust (except in the case of a final disposition consisting of the repurchase of a mortgage loan or REO
Property by a seller due to a Material Breach or a Material Document Defect);
provided, however, that (A) in the case of a final disposition consisting of the repurchase of a mortgage loan or REO Property by a seller due to a breach of a representation and warranty or document defect, such fee will only be paid by such seller and due to the special servicer if repurchased after the date that is 180 days or more after the applicable seller receives notice of the breach causing the repurchase and (B) in the case of a repurchase of a mortgage loan by any subordinate or mezzanine lender, such fee will only be due to a special servicer if repurchased 60 days after a master servicer, special servicer or trustee receives notice of the default causing the repurchase.

     "Liquidation Proceeds" means proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses (or, with respect to a mortgage loan repurchased by a seller, the Purchase Price of such mortgage loan).

     "Loan Group 1" means that distinct loan group consisting of 161 mortgage loans, representing approximately 85.0% of the Initial Pool Balance, that are secured by property types other than multifamily, together with 56 mortgage loans secured by multifamily properties.

     "Loan Group 2" means that distinct loan group consisting of 49 mortgage loans that are secured by multifamily properties, representing approximately
15.0% of the Initial Pool Balance and approximately 68.6% of the Initial Pool
Balance of all the mortgage loans secured by multifamily properties.

     "Loan Group 1 Principal Distribution Amount" means, for any Distribution
Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 1.

     "Loan Group Principal Distribution Amount" means the Loan Group 1 Principal
Distribution Amount or Loan Group 2 Principal Distribution Amount, as
applicable.

                                      S-178

     "Loan Group 2 Principal Distribution Amount" means, for any Distribution
Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 2.

     "Lockout Period" means the period, if any, during which voluntary principal prepayments are prohibited under a mortgage loan.

     "MAI" means Member of the Appraisal Institute.

     "Master Servicer Remittance Date" means in each month the business day preceding the Distribution Date.

     "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the applicable master servicer is entitled in compensation for servicing the mortgage loans for which it is responsible, including REO Mortgage Loans.

     "Master Servicing Fee Rate" means a rate per annum set forth in the Pooling and Servicing Agreement which is payable with respect to a mortgage loan in connection with the Master Servicing Fee, and which is part of the
Administrative Cost Rate.

     "Material Breach" means a breach of any of the representations and warranties made by a seller with respect to a mortgage loan that either (a)
materially and adversely affects the interests of the holders of the
Certificates in the related mortgage loan or (b) both (i) materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a
Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan.

     "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the
Certificates in the related mortgage loan or (b) both (i) materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a
Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan.

     "Money Term" means, with respect to any mortgage loan, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency thereof or any provision thereof requiring the payment of a Prepayment Premium or Yield Maintenance Charge (but does not include late fee or default interest provisions).

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage File" means the following documents, among others:

     o    the original mortgage note (or lost note affidavit and indemnity), endorsed (without recourse) in blank or to the order of the trustee;

     o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

     o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon
          (unless such document(s) have not been returned by the applicable recorder's office);

     o    an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

     o    an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

     o    an original or copy of the related lender's title insurance policy
          (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report);

     o    when relevant, the related ground lease or a copy thereof;

                                      S-179

     o    when relevant, all letters of credit in favor of the lender and applicable assignments or transfer documents; and

     o    when relevant, with respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignments or transfer documents.

     "Mortgage Loan Purchase Agreement" means each of the agreements entered into between Morgan Stanley Capital I Inc. and the respective seller, as the case may be.

     "Mortgage Pool" means the 210 mortgage loans with an aggregate principal balance as of the Cut-off Date, of approximately $1,546,862,539, which may vary by up to 5%.

     "NCB Mortgage Loans" means the mortgage loans that were originated or purchased by NCB, FSB and National Consumer Cooperative Bank and sold by NCB,
FSB to the depositor pursuant to the related mortgage loan purchase agreements.

     "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date and each master servicer, the aggregate of all Prepayment
Interest Shortfalls incurred in respect of all (or, where specified, a portion)
of the mortgage loans serviced by such master servicer (including Specially
Serviced Mortgage Loans) during any Collection Period that are neither offset by
Prepayment Interest Excesses collected on such mortgage loans during such
Collection Period nor covered by a Compensating Interest Payment paid by such master servicer and Primary Servicer in respect of such mortgage loans, if applicable.

     "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date)
minus the related Administrative Cost Rate and minus, with respect to each residential cooperative mortgage loan, the Class X-Y Strip Rate for such mortgage loan; provided that, for purposes of calculating the Pass-Through Rate for each Class of REMIC Regular Certificates or the Class A-3-1FL Regular
Interest from time to time, the Net Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the
Certificates accrue interest on the basis of a 360-day year consisting of twelve
30-day months, when calculating the Pass-Through Rate for each Class of
Certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360
Loan will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of interest actually accrued (exclusive of default interest, Excess Interest or Additional L-3 Interest). However, with respect to each Non-30/360 Loan:

     o    the Net Mortgage Rate that would otherwise be in effect for purposes of the Scheduled Payment due in January of each year (other than a leap year) and February of each year will be adjusted to take into account the applicable Interest Reserve Amount; and

     o    the Net Mortgage Rate that would otherwise be in effect for purposes of the Scheduled Payment due in March of each year (commencing in
          2006) will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January (if applicable) and February.

     "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12
30-day months.

     "Non-Offered Class X Certificates" means the Class X-1 Certificates and the
Class X-Y Certificates, collectively.

     "Notional Amount" has the meaning described under "Description of the
Offered Certificates--Certificate Balances" in this prospectus supplement.

     "OID" means original issue discount.

     "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions.

                                      S-180

     "Option" means the option to purchase from the trust any defaulted mortgage loan, as described under "Servicing of the Mortgage Loans--Sale of Defaulted
Mortgage Loans," in this prospectus supplement.

     "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payments (net of the related Master Servicing Fees, Excess Servicing
Fees, Primary Servicing Fees and other servicing fees payable from such
Scheduled Payments or Assumed Scheduled Payments), other than any Default
Interest or Balloon Payment, advanced on the mortgage loans that are delinquent as of the close of business on the related Determination Date.

     In the case of mortgage loans for which a Scheduled Payment is due in a month on a Due Date (including any grace period) that is scheduled to occur after the end of the Collection Period in such month, the master servicer must, unless the Scheduled Payment is received before the end of such Collection
Period, make a P&I Advance in an amount equal to such Scheduled Payment (net of any Master Servicing Fee or Primary Servicing Fee) (or, in the case of a Balloon
Payment, an amount equal to the Assumed Scheduled Payment that would have been deemed due if such Due Date occurred on the Master Servicer Remittance Date), in each case subject to a nonrecoverability determination.

     "Participants" means DTC's participating organizations.

     "Parties in Interest" means persons who have specified relationships to
Plans ("parties in interest" under ERISA or "disqualified persons" under Section
4975 of the Code).

     "Pass-Through Rate" means the rate per annum at which any Class of
Certificates (other than the Class EI Certificates, Class EI-L3 Certificates and
Residual Certificates) or the Class A-3-1FL Regular Interest accrues interest.

     "Percentage Interest" will equal, as evidenced by any REMIC Regular
Certificate in the Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional Amount, as the case may be, of such certificate as set forth on the face thereof, and the denominator of which is equal to the initial aggregate
Certificate Balance or Notional Amount, as the case may be, of such Class.

     "Permitted Cure Period" means, for the purposes of any Material Document
Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the receipt by the related seller of notice of such
Material Document Defect or Material Breach, as the case may be. However, if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such
Document Defect or Material Breach would not cause the mortgage loan to be other than a "qualified mortgage," but the related seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period will be extended for an additional 90 days unless, solely in the case of a Material
Document Defect, (x) the mortgage loan is then a Specially Serviced Mortgage
Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the Document Defect was identified in a certification delivered to the related seller by the trustee in accordance with the Pooling and Servicing Agreement.

     "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

     "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of October 1, 2005, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as general master servicer with respect to the mortgage loans other than the NCB Mortgage Loans, NCB, FSB, as master servicer with respect to the NCB Mortgage Loans, J.E. Robert Company,
Inc., as general special servicer with respect to the mortgage loans, other than the residential cooperative mortgage loans, National Consumer Cooperative Bank, as special servicer with respect to the residential cooperative mortgage loans and Wells Fargo Bank, N.A., as trustee, paying agent and certificate registrar.

     "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment (including any unscheduled Balloon
Payment) is made during any Collection Period after the Due Date

                                      S-181

for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or unscheduled Balloon Payment allocable to such mortgage loan that exceeds the corresponding amount of interest accruing on the
Certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on such mortgage loan from such Due
Date to the date such payment was made, net of the amount of any Master
Servicing Fee, the Primary Servicing Fee, the Excess Servicing Fee and the
Trustee Fee and, if the related mortgage loan is a Specially Serviced Mortgage
Loan, the Special Servicing Fee in each case, to the extent payable out of such collection of interest.

     "Prepayment Interest Shortfall" means a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial Principal
Prepayment (including any unscheduled Balloon Payment) during the related
Collection Period, and the date such payment was made occurred prior to the Due
Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due
Date). Such a shortfall arises because the amount of interest (net of the Master
Servicing Fee, the Primary Servicing Fee, the Excess Servicing Fee, the Special
Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage
Loan, and the Trustee Fee) that accrues on the amount of such Principal
Prepayment or unscheduled Balloon Payment allocable to such mortgage loan will be less than the corresponding amount of interest accruing on the Certificates, if applicable. In such a case, the Prepayment Interest Shortfall will generally equal the excess of:

     o    the aggregate amount of interest that would have accrued at the Net
          Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan), plus, with respect to the residential cooperative mortgage loans, the applicable Class X-Y Strip
          Rate, on the Scheduled Principal Balance of such mortgage loan for the
          30 days ending on such Due Date if such Principal Prepayment or
          Balloon Payment had not been made, over

     o    the aggregate interest that did so accrue at the Net Mortgage Rate plus, with respect to the residential cooperative mortgage loans, the applicable Class X-Y Strip Rate, through the date such payment was made.

     "Prepayment Premium" means, with respect to any mortgage loan for any
Distribution Date, prepayment premiums and percentage charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan.

     "Primary Servicer" means any of Babson Capital Management LLC, Union
Central Mortgage Funding, Inc., and SunTrust Bank, and each of their respective permitted successors and assigns.

     "Primary Servicing Fee" means the monthly amount, based on the Primary
Servicing Fee Rate, paid as compensation for the primary servicing of the mortgage loans.

     "Primary Servicing Fee Rate" means a per annum rate set forth in the
Pooling and Servicing Agreement, which is payable each month with respect to a mortgage loan in connection with the Primary Servicing Fee and which is part of the Administrative Cost Rate.

     "Principal Balance Certificates" means, upon initial issuance, the Class
A-1, Class A-1A, Class A-2, Class A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB,
Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class
P Certificates.

     "Principal Distribution Amount" equals, in general, for any Distribution
Date, the aggregate of the following:

     o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled
          Payments to, in each case, the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans for their respective Due Dates occurring during the related
          Collection Period; and

     o    all payments (including Principal Prepayments and the principal portion of Balloon Payments) and other collections (including
          Liquidation Proceeds (other than the portion thereof, if any, constituting Excess Liquidation Proceeds), Condemnation Proceeds,
          Insurance Proceeds and REO Income (each as defined herein) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage

                                      S-182

          loans during the related Collection Period and that were identified and applied by a master servicer as recoveries of principal thereof.

     The following amounts shall reduce the Principal Distribution Amount (and, in each case, will be allocated first to the Loan Group Principal Distribution
Amount applicable to the related mortgage loan, and then to the other Loan Group
Principal Distribution Amount) to the extent applicable:

     o    if any Advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those Advances (and Advance interest thereon) are reimbursable from amounts allocable to principal on the mortgage pool during the Collection Period for the related distribution date, net of any nonrecoverable Advances then outstanding and reimbursable from such amounts, and the Principal Distribution Amount will be reduced
          (to not less than zero) by any of those Advances (and Advance interest thereon) that are reimbursed from such principal collections during that Collection Period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan
          Group Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs) for the distribution date following the Collection Period in which the subsequent recovery occurs); and

     o    if any Advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that Advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described herein) will be reimbursable (with Advance interest thereon) first from amounts allocable to principal on the mortgage pool during the Collection
          Period for the related distribution date (prior to reimbursement from other collections) and the Principal Distribution Amount will be reduced (to not less than zero) by any of those Advances (and Advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that Collection Period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution
          Amount, and then to the Loan Group Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs) for the distribution date following the Collection Period in which the subsequent recovery occurs).

     So long as both the Class A-4B and Class A-1A Certificates remain outstanding, the Principal Distribution Amount for each Distribution Date will be calculated on a loan group-by-loan group basis. On each Distribution Date after the Certificate Balance of either the Class A-4B or Class A-1A
Certificates has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

     "Principal Prepayments" means the payments and collections with respect to principal of the mortgage loans that constitute voluntary and involuntary prepayments of principal made prior to their scheduled Due Dates.

     "PTCE" means a DOL Prohibited Transaction Class Exemption.

     "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase occurs and the amount of any expenses related to such mortgage loan or the related REO Property (including, without duplication, any Servicing Advances,
Advance Interest related to such mortgage loan and any Special Servicing Fees and Liquidation Fees paid with respect to the mortgage loan that are reimbursable to the master servicers, the special servicers or the trustee, plus if such mortgage loan is being repurchased or substituted for by a seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the master servicers, the Primary
Servicers, the special servicers, Morgan Stanley Capital I Inc. or the trustee in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above)) plus, in connection with a repurchase by a seller, any Liquidation Fee payable by such seller in accordance with the proviso contained in the definition of "Liquidation Fee."

                                      S-183

      "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the
Certificates.

     "Rated Final Distribution Date" means the Distribution Date in September
2042.

     "Rating Agencies" means Moody's and S&P.

     "Realized Losses" means losses arising from the inability of the trustee, master servicers or the special servicers to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

     o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

     o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense Losses.

     If the mortgage rate on any such mortgage loan is reduced or a portion of the debt due under any such mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss.
Any reimbursements of Advances determined to be nonrecoverable (and interest on such Advances) that are made in any Collection Period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the Certificates on the succeeding distribution date. The related reimbursements and payments made during any Collection Period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described herein) to reduce principal balances of the
Principal Balance Certificates on the distribution date for that Collection
Period.

     "Record Date" means, with respect to each Class of Offered Certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) 3 consecutive Scheduled Payments have been made (in the case of any such mortgage loan that was modified, based on the modified terms), (b) no other
Servicing Transfer Event has occurred and is continuing (or with respect to determining whether any mortgage loan as to which an Appraisal Event has occurred is a Rehabilitated Mortgage Loan, no other Appraisal Event has occurred) and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event, such amounts have been forgiven or the related borrower has agreed to reimburse such costs or, if such costs represent certain Advances, is obligated to repay such Advances, as more particularly set forth in the Pooling and Servicing Agreement.

     "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

     "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing
Agreement.

     "REO Mortgage Loan" means any defaulted mortgage loan as to which the related mortgaged property is REO Property.

     "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

                                     S-184

     "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

     "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

     "Residual Certificates" means the Class R-I Certificates, the Class R-II
Certificates and the Class R-III Certificates.

     "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

     "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

     "Scheduled Payment" means, in general, for any mortgage loan on any Due
Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan subsequent to the Closing Date, whether agreed to by a special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

     "Scheduled Principal Balance" of any mortgage loan or REO Mortgage Loan on any Distribution Date will generally equal the Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), thereof, reduced, to not less than zero, by:

     o    any payments or other collections of principal, or Advances in lieu thereof, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
          Payments due in any subsequent Collection Period; and

     o    the principal portion of any Realized Loss incurred in respect of such mortgage loan during any preceding Collection Period.

     "Senior Certificates" means the Class A Senior Certificates and the Class X
Certificates.

     "Servicing Advances" means, in general, customary, reasonable and necessary
"out-of-pocket" costs and expenses required to be incurred by each master servicer in connection with the servicing of the mortgage loan for which it is acting as master servicer after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

     "Servicing Standard" means the standard by which the master servicers and the special servicers will service and administer the mortgage loans and/or REO
Properties that it is obligated to service and administer pursuant to the
Pooling and Servicing Agreement in the best interests and for the benefit of the
Certificateholders (as determined by the applicable master servicer or the applicable special servicer, as applicable, in its good faith and reasonable judgment), to perform such servicing and administration in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective subject mortgage loans and, to the extent consistent with the foregoing, further as follows--

     o    with the same care, skill and diligence as is normal and usual in such master servicer's or special servicer's, as applicable, general mortgage servicing activities, and in the case of a special servicer, its REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans that are comparable to those which it is obligated to service and administer pursuant to the Pooling and Servicing Agreement; and

     o    with a view to the timely collection of all scheduled payments of principal and interest under the serviced mortgage loans and, in the case of a special servicer, if a serviced mortgage loan comes into and continues in default and if, in the judgment of such special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on that mortgage loan to the Certificateholders (as a collective whole), on a net present value basis; but

                                     S-185

     o    without regard to--

               (a)  any relationship that a master servicer or a special
                    servicer, as the case may be, or any affiliate thereof may have with the related borrower,

               (b)  the ownership of any Certificate by a master servicer or a special servicer, as the case may be, or by any affiliate
                    thereof,

               (c)  a master servicer's obligation to make Advances,

               (d)  a special servicer's obligation to request that a master servicer make Servicing Advances,

               (e)  the right of a master servicer (or any affiliate thereof) or a special servicer (or any affiliate thereof), as the case may be, to receive reimbursement of costs, or the
                    sufficiency of any compensation payable to it, or with
                    respect to any particular transaction, or

               (f)  except with respect to GMACCM, any obligation of a master servicer or any of its affiliates (in their capacity as a
                    mortgage loan seller) to cure a breach of a representation or warranty or repurchase the mortgage loan.

     "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan to become a Specially Serviced Mortgage Loan.

     "Special Servicer Compensation" means such fees payable to each special servicer, collectively, the Special Servicing Fee, the Workout Fee and the
Liquidation Fee and any other fees payable to the special servicers pursuant to the Pooling and Servicing Agreement.

     "Special Servicer Event of Default" means, with respect to a special servicer under the Pooling and Servicing Agreement, any one of the following events:

     o    any failure by such special servicer to remit to the paying agent or the applicable master servicer within 1 business day of the date when due any amount required to be so remitted under the terms of the
          Pooling and Servicing Agreement;

     o    any failure by such special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the
          Pooling and Servicing Agreement which failure continues unremedied for
          1 business day following the date on which such deposit or remittance was first required to be made;

     o    any failure on the part of such special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such special servicer contained in the
          Pooling and Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such special servicer by Morgan Stanley Capital I Inc. or the trustee;
          provided, however, that to the extent that such special servicer certifies to the trustee and Morgan Stanley Capital I Inc. that such special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit such special servicer to cure the failure, provided that such cure period may not exceed 90 days;

     o    any breach by such special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any
          Class of Certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such special servicer by
          Morgan Stanley Capital I Inc. or the trustee; provided, however, that to the extent that such special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit such special servicer to cure such failure, provided that such cure period may not exceed 90 days;

                                     S-186

     o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

     o    such special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such special servicer or of or relating to all or substantially all of its property;

     o    such special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

     o    a servicing officer of the special servicer obtains actual knowledge that Moody's has (a) qualified, downgraded or withdrawn any rating then assigned by it to any Class of Certificates, or (b) placed any
          Class of Certificates on "watch status" in contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such servicing officer obtaining such knowledge), and, in either case, cited servicing concerns with the special servicer as the sole or a material factor in such rating action; or

     o    such special servicer is no longer listed on S&P's Select Servicer
          List as a U.S. Commercial Mortgage Special Servicer and is not
          reinstated to such status within 60 days.

     "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each Specially
Serviced Mortgage Loan for such month, of the outstanding Scheduled Principal
Balance of each Specially Serviced Mortgage Loan.

     "Specially Serviced Mortgage Loan" means any mortgage loan as to which:

     o    a payment default shall have occurred on a mortgage loan (i) at its maturity date (except, if (a) the borrower is making its regularly scheduled monthly payments, (b) the borrower notifies the applicable master servicer of its intent to refinance such mortgage loan and is diligently pursuing such refinancing, (c) the borrower delivers a firm commitment to refinance acceptable to the Operating Advisor on or prior to the maturity date, and (d) such refinancing occurs within 60 days of such default, which 60-day period may be extended to 120 days at the Operating Advisor's discretion) or (ii) if any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

     o    to the applicable master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged, undismissed or unstayed for a period of 30 days;

     o    the applicable master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

     o    the applicable master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of such master servicer, materially and adversely affects the interests of the Certificateholders and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

                                     S-187

     o    the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or

     o    in the judgment of the applicable master servicer, (a) a payment default is imminent or is likely to occur within 60 days or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of such master servicer is reasonably likely to materially and adversely affect the interests of the
          Certificateholders.

     "Structuring Assumptions" means the following assumptions:

     o    the mortgage rate on each mortgage loan in effect as of the Closing
          Date remains in effect until maturity or its Anticipated Repayment
          Date;

     o    the initial Certificate Balances and initial Pass-Through Rates of the
          Certificates are as presented herein, and the Pass-Through Rate of the
          Class A-3-1FL Certificates remains at its initial rate;

     o    the closing date for the sale of the Certificates is October 25, 2005;

     o    distributions on the Certificates are made on the 15th day of each month, commencing in November 2005;

     o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

     o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

     o    the trust does not experience any Expense Losses;

     o    no Principal Prepayment on any mortgage loan is made during its
          Lockout Period, if any, or during any period when Principal
          Prepayments on such mortgage loans are required to be accompanied by a
          Yield Maintenance Charge, and otherwise Principal Prepayments are made on the mortgage loans at the indicated levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

     o    no Prepayment Interest Shortfalls occur;

     o    no mortgage loan is the subject of a repurchase or substitution by the respective seller and no optional termination of the trust occurs, unless specifically noted;

     o    each ARD Loan pays in full on its Anticipated Repayment Date;

     o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance; and

     o    no holder of a mezzanine loan exercises its option to purchase any mortgage loan.

     "Subordinate Certificates" means the Class A-J Certificates, the Class B
Certificates, the Class C Certificates, the Class D Certificates, the Class E
Certificates, the Class F Certificates, the Class G Certificates, the Class H
Certificates, the Class J Certificates, the Class K Certificates, the Class L
Certificates, the Class M Certificates, the Class N Certificates, the Class O
Certificates and the Class P Certificates.

     "Swap Counterparty" means Morgan Stanley Capital Services Inc. or any successor thereto.

     "Treasury Rate" unless otherwise specified in the related mortgage loan documents, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S.
Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable) of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer for such mortgage loan will select a comparable publication to determine the Treasury Rate.

                                     S-188

     "Trustee Fee" means a monthly fee as set forth in the Pooling and Servicing
Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties calculated at a rate that is part of the Administrative Cost Rate.

     "Underwritable Cash Flow" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income (and in the case of residential cooperative mortgage loans, assuming that the property was operated as a rental property), less the sum of
(a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes (except in the case of certain mortgage loans included in the trust, where the related borrowers are exempted from real estate taxes and assessments) and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

     Underwritable Cash Flow in the case of any underlying mortgage loan that is secured by a residential cooperative property generally equals projected net operating income at the related mortgaged property, as determined by the appraisal obtained in connection with the origination of that loan, assuming such property was operated as a rental property with rents set at prevailing market rates taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

     "Underwriters" means Morgan Stanley & Co. Incorporated, Greenwich Capital
Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital Markets
Inc.

     "Underwriting Agreement" means that agreement, dated October 12, 2005, entered into by Morgan Stanley Capital I Inc., Morgan Stanley & Co.
Incorporated, Greenwich Capital Markets, Inc., IXIS Securities North America
Inc. and SunTrust Capital Markets Inc.

     "Unpaid Interest" means, on any Distribution Date with respect to any Class of Certificates (excluding the Class A-3-1FL Certificates, the Residual
Certificates, the Class EI Certificates and the Class EI-L3 Certificates) and
the Class A-3-1FL Regular Interest, the portion of Distributable Certificate
Interest for such Class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable
Pass-Through Rate.

     "Value Co-op Basis" means, with respect to any residential cooperative property securing a mortgage loan in the trust fund, an amount calculated based on the market value, as determined by an appraisal, of the real property, as if operated as a residential cooperative.

     "Weighted Average Net Mortgage Rate" means, for any Distribution Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of each mortgage loan that is a Non-30/360 Mortgage Loan, adjusted as described under the definition of Net Mortgage Rate) weighted on the basis of their respective Scheduled Principal Balances as of the close of business on the preceding Distribution Date.

     "Workout Fee" means that fee, payable with respect to any Rehabilitated
Mortgage Loan equal to 1.00% of the amount of each collection of interest (other than default interest, Excess Interest and Additional L-3 Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan for so long as it remains a Rehabilitated Mortgage Loan.

     "Yield Maintenance Charge" means, with respect to any Distribution Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments.

     "Yield Maintenance Minimum Amount" means, with respect to a mortgage loan that provides for a Yield Maintenance Charge to be paid in connection with any
Principal Prepayment thereon or other early collection of principal thereof, any specified amount or specified percentage of the amount prepaid which constitutes the minimum amount that such Yield Maintenance Charge may be.

                                     S-189

                                   SCHEDULE A

    RATES USED IN DETERMINATION OF CLASS X-1 AND CLASS X-2 PASS-THROUGH RATES

11/15/2005   5.48278%
12/15/2005   5.32877%
01/15/2006   5.32865%
02/15/2006   5.32852%
03/15/2006   5.32863%
04/15/2006   5.48227%
05/15/2006   5.32817%
06/15/2006   5.48207%
07/15/2006   5.32792%
08/15/2006   5.48186%
09/15/2006   5.48175%
10/15/2006   5.32754%
11/15/2006   5.48154%
12/15/2006   5.32726%
01/15/2007   5.32711%
02/15/2007   5.32695%
03/15/2007   5.32706%
04/15/2007   5.48087%
05/15/2007   5.32648%
06/15/2007   5.48059%
07/15/2007   5.32617%
08/15/2007   5.48032%
09/15/2007   5.48017%
10/15/2007   5.32567%
11/15/2007   5.47986%
12/15/2007   5.32533%
01/15/2008   5.47956%
02/15/2008   5.32498%
03/15/2008   5.32491%
04/15/2008   5.47908%
05/15/2008   5.32445%
06/15/2008   5.47876%
07/15/2008   5.32408%
08/15/2008   5.47843%
09/15/2008   5.47827%
10/15/2008   5.32356%
11/15/2008   5.47801%
12/15/2008   5.32327%
01/15/2009   5.32312%
02/15/2009   5.32297%
03/15/2009   5.32323%
04/15/2009   5.47736%
05/15/2009   5.32251%
06/15/2009   5.47708%
07/15/2009   5.32220%
08/15/2009   5.47680%
09/15/2009   5.47665%
10/15/2009   5.32171%
11/15/2009   5.47635%
12/15/2009   5.32137%
01/15/2010   5.32120%
02/15/2010   5.32102%
03/15/2010   5.32132%
04/15/2010   5.47558%
05/15/2010   5.32050%
06/15/2010   5.47525%
07/15/2010   5.32013%
08/15/2010   5.47492%
09/15/2010   5.47475%
10/15/2010   5.32165%
11/15/2010   5.46619%
12/15/2010   5.31231%
01/15/2011   5.31214%
02/15/2011   5.31196%
03/15/2011   5.31232%
04/15/2011   5.46541%
05/15/2011   5.31142%
06/15/2011   5.46508%
07/15/2011   5.31105%
08/15/2011   5.46474%
09/15/2011   5.46456%
10/15/2011   5.31047%
11/15/2011   5.46421%
12/15/2011   5.31007%
01/15/2012   5.46386%
02/15/2012   5.30967%
03/15/2012   5.30966%
04/15/2012   5.46331%
05/15/2012   5.31586%
06/15/2012   5.46592%
07/15/2012   5.31539%
08/15/2012   5.46548%
09/15/2012   5.46526%
10/15/2012   5.31465%
11/15/2012   5.46480%
12/15/2012   5.31174%
01/15/2013   5.31149%
02/15/2013   5.31123%
03/15/2013   5.31170%
04/15/2013   5.46162%
05/15/2013   5.31045%
06/15/2013   5.45914%
07/15/2013   5.30759%
08/15/2013   5.45785%
09/15/2013   5.45837%
10/15/2013   5.30504%

                                      A-1

                                   SCHEDULE B

                            COMPONENT NOTIONAL AMOUNT

                                                                              CLASS
DISTRIBUTION DATE (INCLUSIVE)    CLASS A-1    CLASS A-1-A     CLASS A-2      A-3-1FL     CLASS A-3-1   CLASS A-3-2    CLASS A-AB
-----------------------------   -----------   ------------   -----------   -----------   -----------   -----------   -----------

November 2005 to October 2006   $66,199,000   $229,472,000   $50,000,000   $75,000,000   $78,000,000   $50,000,000   $75,000,000
November 2006 to October 2007   $ 8,958,000   $218,664,000   $50,000,000   $75,000,000   $78,000,000   $50,000,000   $75,000,000
November 2007 to October 2008   $         0   $207,741,000   $         0   $74,713,000   $77,702,000   $50,000,000   $75,000,000
November 2008 to October 2009   $         0   $197,311,000   $         0   $46,433,000   $48,290,000   $50,000,000   $75,000,000
November 2009 to October 2010   $         0   $179,836,000   $         0   $ 7,053,000   $ 7,335,000   $50,000,000   $75,000,000
November 2010 to October 2011   $         0   $170,542,000   $         0   $         0   $         0   $12,804,000   $57,616,000
November 2011 to October 2012   $         0   $161,760,000   $         0   $         0   $         0   $         0   $         0
November 2012 to October 2013   $         0   $146,901,000   $         0   $         0   $         0   $         0   $         0
November 2013                   $         0   $          0   $         0   $         0   $         0   $         0   $         0

DISTRIBUTION DATE (INCLUSIVE)    CLASS A-4A     CLASS A-4B     CLASS A-J      CLASS B       CLASS C       CLASS D       CLASS E
-----------------------------   ------------   -----------   ------------   -----------   -----------   -----------   -----------

November 2005 to October 2006   $527,250,000   $75,322,000   $129,549,000   $30,938,000   $11,601,000   $25,137,000   $13,535,000
November 2006 to October 2007   $527,250,000   $75,322,000   $129,549,000   $30,938,000   $11,601,000   $25,137,000   $13,535,000
November 2007 to October 2008   $527,250,000   $75,322,000   $129,549,000   $30,938,000   $11,601,000   $25,137,000   $13,535,000
November 2008 to October 2009   $527,250,000   $75,322,000   $129,549,000   $30,938,000   $11,601,000   $25,137,000   $13,535,000
November 2009 to October 2010   $527,250,000   $75,322,000   $129,549,000   $30,938,000   $11,601,000   $22,698,000   $         0
November 2010 to October 2011   $527,250,000   $75,322,000   $129,549,000   $30,938,000   $10,985,000   $         0   $         0
November 2011 to October 2012   $413,156,000   $75,322,000   $129,549,000   $21,655,000   $         0   $         0   $         0
November 2012 to October 2013   $369,199,000   $75,322,000   $129,549,000   $ 4,678,000   $         0   $         0   $         0
November 2013                   $          0   $         0   $          0   $         0   $         0   $         0   $         0

DISTRIBUTION DATE (INCLUSIVE)     CLASS F       CLASS G       CLASS H      CLASS J       CLASS K     CLASS L
-----------------------------   -----------   -----------   -----------   ----------   ----------   ----------

November 2005 to October 2006   $19,335,000   $11,602,000   $17,402,000   $3,867,000   $7,734,000   $5,801,000
November 2006 to October 2007   $19,335,000   $11,602,000   $17,402,000   $3,867,000   $7,734,000   $5,801,000
November 2007 to October 2008   $19,335,000   $11,602,000   $ 7,570,000   $        0   $        0   $        0
November 2008 to October 2009   $10,265,000   $         0   $         0   $        0   $        0   $        0
November 2009 to October 2010   $         0   $         0   $         0   $        0   $        0   $        0
November 2010 to October 2011   $         0   $         0   $         0   $        0   $        0   $        0
November 2011 to October 2012   $         0   $         0   $         0   $        0   $        0   $        0
November 2012 to October 2013   $         0   $         0   $         0   $        0   $        0   $        0
November 2013                   $         0   $         0   $         0   $        0   $        0   $        0

                                       B-1

                                   SCHEDULE C

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

10/25/2005   $75,000,000.00
11/15/2005   $75,000,000.00
12/15/2005   $75,000,000.00
01/15/2006   $75,000,000.00
02/15/2006   $75,000,000.00
03/15/2006   $75,000,000.00
04/15/2006   $75,000,000.00
05/15/2006   $75,000,000.00
06/15/2006   $75,000,000.00
07/15/2006   $75,000,000.00
08/15/2006   $75,000,000.00
09/15/2006   $75,000,000.00
10/15/2006   $75,000,000.00
11/15/2006   $75,000,000.00
12/15/2006   $75,000,000.00
01/15/2007   $75,000,000.00
02/15/2007   $75,000,000.00
03/15/2007   $75,000,000.00
04/15/2007   $75,000,000.00
05/15/2007   $75,000,000.00
06/15/2007   $75,000,000.00
07/15/2007   $75,000,000.00
08/15/2007   $75,000,000.00
09/15/2007   $75,000,000.00
10/15/2007   $75,000,000.00
11/15/2007   $75,000,000.00
12/15/2007   $75,000,000.00
01/15/2008   $75,000,000.00
02/15/2008   $75,000,000.00
03/15/2008   $75,000,000.00
04/15/2008   $75,000,000.00
05/15/2008   $75,000,000.00
06/15/2008   $75,000,000.00
07/15/2008   $75,000,000.00
08/15/2008   $75,000,000.00
09/15/2008   $75,000,000.00
10/15/2008   $75,000,000.00
11/15/2008   $75,000,000.00
12/15/2008   $75,000,000.00
01/15/2009   $75,000,000.00
02/15/2009   $75,000,000.00
03/15/2009   $75,000,000.00
04/15/2009   $75,000,000.00
05/15/2009   $75,000,000.00
06/15/2009   $75,000,000.00
07/15/2009   $75,000,000.00
08/15/2009   $75,000,000.00
09/15/2009   $75,000,000.00
10/15/2009   $75,000,000.00
11/15/2009   $75,000,000.00
12/15/2009   $75,000,000.00
01/15/2010   $75,000,000.00
02/15/2010   $75,000,000.00
03/15/2010   $75,000,000.00
04/15/2010   $75,000,000.00
05/15/2010   $75,000,000.00
06/15/2010   $75,000,000.00
07/15/2010   $75,000,000.00
08/15/2010   $75,000,000.00
09/15/2010   $75,000,000.00
10/15/2010   $74,965,070.24
11/15/2010   $73,486,000.00
12/15/2010   $71,886,000.00
01/15/2011   $70,393,000.00
02/15/2011   $68,893,000.00
03/15/2011   $67,043,000.00
04/15/2011   $65,528,000.00
05/15/2011   $63,892,000.00
06/15/2011   $62,362,000.00
07/15/2011   $60,712,000.00
08/15/2011   $59,168,000.00
09/15/2011   $57,616,000.00
10/15/2011   $55,945,000.00
11/15/2011   $54,379,000.00
12/15/2011   $52,692,000.00
01/15/2012   $51,111,000.00
02/15/2012   $49,523,000.00
03/15/2012   $47,703,000.00
04/15/2012   $46,100,000.00
05/15/2012   $44,376,000.00
06/15/2012   $42,757,000.00
07/15/2012   $41,018,000.00
08/15/2012   $39,383,000.00
09/15/2012   $37,741,000.00
10/15/2012   $35,980,000.00
11/15/2012   $34,321,000.00
12/15/2012   $32,545,000.00
01/15/2013   $30,871,000.00
02/15/2013   $29,189,000.00
03/15/2013   $27,171,000.00
04/15/2013   $25,472,000.00
05/15/2013   $23,656,000.00
06/15/2013   $21,941,000.00
07/15/2013   $20,109,000.00
08/15/2013   $18,494,000.00
09/15/2013   $16,764,000.00
10/15/2013   $14,920,000.00
11/15/2013   $13,175,000.00
12/15/2013   $11,315,000.00
01/15/2014   $ 9,553,000.00
02/15/2014   $ 7,783,000.00
03/15/2014   $ 5,687,000.00
04/15/2014   $ 3,899,000.00
05/15/2014   $ 2,005,000.00
06/15/2014   $   207,000.00
07/15/2014   $         0.00

                                       C-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

MORTGAGE LOAN SELLERS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
LOAN SELLER                                      MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                      37           747,989,000              48.4         5.203            101
IXIS Real Estate Capital Inc.                             29           461,202,211              29.8         5.327            117
NCB, FSB                                                  81           160,310,758              10.4         5.330            126
Massachusetts Mutual Life Insurance Company               20            82,270,856               5.3         7.677            123
Union Central Mortgage Funding, Inc.                      36            62,009,134               4.0         5.732            180
SunTrust Bank                                              7            33,080,580               2.1         5.632            180
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   210        $1,546,862,539            100.0%        5.415%            115
====================================================================================================================================

                                                                    WEIGHTED       WEIGHTED      WEIGHTED
                                                 WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                  AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
LOAN SELLER                                       DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
----------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                 1.53               1.46           70.3          64.4
IXIS Real Estate Capital Inc.                        1.66               1.36           71.5          61.4
NCB, FSB                                            10.15              10.13           16.6          12.6
Massachusetts Mutual Life Insurance Company          1.37               1.37           44.8          35.3
Union Central Mortgage Funding, Inc.                 1.30               1.30           60.1          14.7
SunTrust Bank                                        1.45               1.38           57.3          23.9
----------------------------------------------------------------------------------------------------------
TOTAL:                                              2.44X              2.31X          63.1%         53.7%
==========================================================================================================

CUT-OFF DATE BALANCES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY      WEIGHTED        WEIGHTED
                                                                        AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                     NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
CUT-OFF DATE BALANCE ($)                        MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

1 - 2,500,000                                               97        116,674,155                7.5         5.590             139
2,500,001 - 5,000,000                                       56        202,009,084               13.1         5.922             136
5,000,001 - 7,500,000                                       17        107,267,997                6.9         5.830             124
7,500,001 - 10,000,000                                      12        101,647,712                6.6         5.455             121
10,000,001 - 12,500,000                                      8         88,694,578                5.7         5.153             111
12,500,001 - 15,000,000                                      2         28,469,116                1.8         5.384             118
15,000,001 - 17,500,000                                      1         16,850,000                1.1         4.970             118
17,500,001 - 20,000,000                                      2         38,436,723                2.5         5.036             115
20,000,001 - 30,000,000                                      5        120,250,000                7.8         5.368              94
30,000,001 - 40,000,000                                      2         79,822,366                5.2         5.397             118
40,000,001 - 50,000,000                                      2         98,940,806                6.4         5.070             112
50,000,001 - 60,000,000                                      2        117,800,000                7.6         5.222             119
60,000,001 - 70,000,000                                      1         65,000,000                4.2         5.790             117
70,000,001 >=                                                3        365,000,000               23.6         5.180              96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                   WEIGHTED       WEIGHTED      WEIGHTED
                                                WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                 AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
CUT-OFF DATE BALANCE ($)                         DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
---------------------------------------------------------------------------------------------------------

1 - 2,500,000                                       6.83               6.83           33.5          15.7
2,500,001 - 5,000,000                               2.85               2.84           50.5          34.2
5,000,001 - 7,500,000                               3.45               3.43           43.9          34.0
7,500,001 - 10,000,000                              4.09               3.95           61.8          52.2
10,000,001 - 12,500,000                             1.47               1.30           69.0          60.3
12,500,001 - 15,000,000                             1.57               1.43           64.7          56.0
15,000,001 - 17,500,000                             1.55               1.22           74.9          66.2
17,500,001 - 20,000,000                             1.47               1.30           71.9          61.0
20,000,001 - 30,000,000                             1.62               1.36           68.9          63.6
30,000,001 - 40,000,000                             1.83               1.46           64.7          48.8
40,000,001 - 50,000,000                             1.96               1.77           65.1          55.9
50,000,001 - 60,000,000                             1.47               1.28           76.8          65.6
60,000,001 - 70,000,000                             1.48               1.20           73.5          63.4
70,000,001 >=                                       1.54               1.44           73.3          71.4
---------------------------------------------------------------------------------------------------------
TOTAL:                                             2.44X              2.31X          63.1%         53.7%
=========================================================================================================

Minimum: $117,108
Maximum: $196,000,000
Weighted Average: $7,336,012

                                      I-1

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

STATES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
STATE                                      MORTGAGED PROPERTIES         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

New York                                                     78        370,763,304               24.0         5.276              98
California - Southern                                        20        171,807,726               11.1         5.223             122
California - Northern                                         9         68,434,378                4.4         5.206             120
Florida                                                      13        129,093,074                8.3         5.328             127
Pennsylvania                                                  8        114,000,000                7.4         5.476             112
Utah                                                          4         87,764,230                5.7         5.054             120
District of Columbia                                          1         85,000,000                5.5         5.000             114
Arkansas                                                      1         58,800,000                3.8         5.445             118
Texas                                                         8         48,301,638                3.1         6.131              83
New Jersey                                                    3         45,280,075                2.9         5.671             117
Louisiana                                                     1         39,908,928                2.6         5.570             118
Maryland                                                     10         39,658,987                2.6         5.872             119
Georgia                                                       9         31,685,144                2.0         6.165             166
New Hampshire                                                 2         31,488,161                2.0         4.978              79
Massachusetts                                                 3         29,287,952                1.9         5.659             115
Arizona                                                       5         25,610,746                1.7         5.300             120
Connecticut                                                   1         21,000,000                1.4         5.150             118
Michigan                                                      6         20,839,396                1.3         7.288             128
Virginia                                                      6         16,640,966                1.1         5.667             169
Nevada                                                        3         16,289,557                1.1         5.498             119
Oregon                                                        2         16,100,000                1.0         4.810             100
Vermont                                                       1         14,000,000                0.9         5.470             118
Tennessee                                                     4         13,951,792                0.9         5.381             143
Alaska                                                        2          6,722,177                0.4         5.301             117
Wisconsin                                                     2          6,270,395                0.4         8.704             102
New Mexico                                                    3          6,089,335                0.4         5.833             218
Illinois                                                      2          5,545,104                0.4         8.382             129
Missouri                                                      1          4,386,203                0.3         5.400             112
West Virginia                                                 1          3,949,014                0.3         5.680             178
Kansas                                                        1          3,481,807                0.2         6.170             175
South Carolina                                                1          2,692,514                0.2         5.280             117
Iowa                                                          1          2,537,052                0.2         7.850             128
Oklahoma                                                      2          2,280,788                0.1         6.977             148
North Carolina                                                1          1,995,963                0.1         5.550             118
Mississippi                                                   1          1,398,729                0.1         5.400             117
North Dakota                                                  1          1,296,419                0.1         5.860             117
Ohio                                                          1          1,269,295                0.1         5.740             178
Indiana                                                       1          1,241,689                0.1         5.840             117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      219     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                 WEIGHTED       WEIGHTED      WEIGHTED
                                              WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                               AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
STATE                                          DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
-------------------------------------------------------------------------------------------------------

New York                                          5.01               5.01           49.4          47.5
California - Southern                             1.38               1.33           71.3          58.9
California - Northern                             2.08               1.95           65.0          56.1
Florida                                           1.78               1.70           64.3          50.1
Pennsylvania                                      1.60               1.28           72.0          62.9
Utah                                              1.95               1.54           72.9          63.1
District of Columbia                              1.48               1.48           75.2          75.2
Arkansas                                          1.61               1.23           79.0          69.8
Texas                                             1.55               1.35           60.0          51.5
New Jersey                                        1.41               1.22           68.2          57.4
Louisiana                                         2.28               1.55           54.0          35.1
Maryland                                          1.56               1.49           57.2          45.5
Georgia                                           1.40               1.32           62.0          33.4
New Hampshire                                     2.04               2.04           65.7          62.3
Massachusetts                                     1.59               1.32           67.4          56.9
Arizona                                           1.57               1.57           66.3          53.3
Connecticut                                       1.40               1.11           74.5          68.8
Michigan                                          1.58               1.58           44.6          29.1
Virginia                                          1.48               1.48           58.4          21.6
Nevada                                            1.56               1.33           73.6          64.7
Oregon                                            1.76               1.49           68.5          62.6
Vermont                                           1.67               1.37           68.0          60.8
Tennessee                                         1.39               1.39           69.4          43.8
Alaska                                            1.61               1.61           57.8          20.7
Wisconsin                                         1.13               1.13           47.8          40.3
New Mexico                                        1.06               1.06           69.3           0.5
Illinois                                          1.24               1.24           38.7          30.1
Missouri                                          1.23               1.23           68.5          57.7
West Virginia                                     1.15               1.15           73.8          22.2
Kansas                                            2.36               2.36           31.7          23.0
South Carolina                                    1.65               1.65           58.5          48.8
Iowa                                              1.09               1.09           40.6          32.5
Oklahoma                                          1.22               1.22           45.4          23.5
North Carolina                                    1.73               1.73           60.5          50.8
Mississippi                                       1.67               1.67           50.0          38.2
North Dakota                                      1.94               1.94           49.9          42.3
Ohio                                              1.42               1.42           74.7          27.8
Indiana                                           1.34               1.34           69.0          44.8
-------------------------------------------------------------------------------------------------------
TOTAL:                                           2.44X              2.31X          63.1%         53.7%
=======================================================================================================

                                      I-2

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
PROPERTY TYPE                              MORTGAGED PROPERTIES         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Office
  Urban                                                       6        440,913,438               28.5         5.168              98
  Suburban                                                   15         82,469,383                5.3         5.381             127
  Medical                                                     2          9,550,000                0.6         5.612             159
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                23       $532,932,822              34.5%        5.209%             104
Retail
  Anchored                                                   20        267,491,140               17.3         5.473             113
  Unanchored                                                 18         40,875,070                2.6         5.439             133
  Shadow Anchored                                             5         26,011,734                1.7         5.146             118
  Free Standing                                               6         22,663,568                1.5         5.259             159
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                49       $357,041,512              23.1%        5.431%             118
Multifamily
  Cooperative                                                74        139,729,338                9.0         5.329             129
  Garden                                                     21        117,112,502                7.6         6.424             122
  Senior Housing                                              5         33,905,519                2.2         5.905             123
  Low-Rise                                                    2         26,601,960                1.7         5.316             111
  Mid-Rise                                                    2         14,532,195                0.9         5.297              69
  High-Rise                                                   1          6,106,932                0.4         8.570             104
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                               105       $337,988,445              21.8%        5.822%             122
Mixed Use
  Office/Industrial                                           1         84,000,000                5.4         5.012             118
  Office/Retail                                               6         30,057,592                1.9         5.601             143
  Office/Warehouse                                            1          3,483,831                0.2         5.200             117
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                 8       $117,541,423               7.6%        5.168%             124
Hospitality
  Full Service                                                3         73,683,967                4.8         5.337             108
  Limited Service                                             3         19,611,813                1.3         5.383             117
  Extended Stay                                               1         11,745,000                0.8         6.458              60
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                 7       $105,040,780               6.8%        5.471%             104
Industrial
  Flex                                                        9         26,053,400                1.7         5.511             141
  Warehouse                                                   6          7,168,130                0.5         5.919             150
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                15        $33,221,530               2.1%        5.599%             143
Manufactured Housing Community
  Manufactured Housing Community                              3         31,400,000                2.0         4.830             118
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                 3        $31,400,000               2.0%        4.830%             118
Self Storage
  Self Storage                                                4         10,422,534                0.7         5.781             192
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                 4        $10,422,534               0.7%        5.781%             192
Other
  Leased Fee                                                  5         21,273,493                1.4         5.309             118
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                                                 5        $21,273,493               1.4%        5.309%             118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      219     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

PROPERTY TYPES
-----------------------------------------------------------------------------------------------------

                                                               WEIGHTED       WEIGHTED      WEIGHTED
                                            WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                             AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
PROPERTY TYPE                                DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
-----------------------------------------------------------------------------------------------------

Office
  Urban                                         1.44               1.39           72.8          69.0
  Suburban                                      1.45               1.30           69.2          55.3
  Medical                                       1.72               1.45           53.9          35.9
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.44X              1.38X          71.9%         66.3%
Retail
  Anchored                                      1.67               1.36           70.4          60.2
  Unanchored                                    1.38               1.34           67.6          43.6
  Shadow Anchored                               1.53               1.32           68.4          58.8
  Free Standing                                 1.48               1.48           65.0          36.4
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.62X              1.36X          69.6%         56.7%
Multifamily
  Cooperative                                  11.40              11.40            9.5           7.5
  Garden                                        1.45               1.32           58.4          49.1
  Senior Housing                                1.25               1.25           60.2          49.4
  Low-Rise                                      1.54               1.24           72.3          61.2
  Mid-Rise                                      1.43               1.43           67.7          61.8
  High-Rise                                     1.22               1.22           40.1          31.1
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   5.54X              5.48X          39.5%         33.1%
Mixed Use
  Office/Industrial                             1.98               1.56           73.0          64.7
  Office/Retail                                 1.38               1.38           64.3          40.0
  Office/Warehouse                              2.08               2.08           51.2          38.9
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.83X              1.53X          70.1%         57.6%
Hospitality
  Full Service                                  2.11               2.05           59.5          50.2
  Limited Service                               1.70               1.70           66.9          51.1
  Extended Stay                                 1.75               1.42           54.6          50.9
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.99X              1.91X          60.3%         50.5%
Industrial
  Flex                                          1.23               1.23           65.9          28.9
  Warehouse                                     1.23               1.23           61.4          28.9
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.23X              1.23X          64.9%         28.9%
Manufactured Housing Community
  Manufactured Housing Community                1.64               1.27           70.9          62.5
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.64X              1.27X          70.9%         62.5%
Self Storage
  Self Storage                                  1.62               1.62           53.4           5.5
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.62X              1.62X          53.4%          5.5%
Other
  Leased Fee                                    1.23               1.23           71.7          59.7
-----------------------------------------------------------------------------------------------------
    SUBTOTAL:                                   1.23X              1.23X          71.7%         59.7%
-----------------------------------------------------------------------------------------------------
TOTAL:                                         2.44X              2.31X          63.1%         53.7%
=====================================================================================================

                                      I-3

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY      WEIGHTED        WEIGHTED
                                                                        AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                     NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
MORTGAGE RATES (%)                              MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 5.000                                                    22        286,499,078               18.5         4.942             112
5.001 - 5.500                                               91        908,514,306               58.7         5.241             108
5.501 - 6.000                                               61        226,098,221               14.6         5.704             139
6.001 - 6.500                                               16         54,436,848                3.5         6.348             118
6.501 - 7.000                                                2            379,451                0.0         6.645             115
7.001 - 7.500                                                6         26,516,272                1.7         7.283             141
7.501 - 8.000                                                5         16,004,517                1.0         7.794             122
8.001 - 8.500                                                3         10,743,405                0.7         8.196             129
8.501 - 9.000                                                4         17,670,441                1.1         8.757             112
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                    WEIGHTED       WEIGHTED      WEIGHTED
                                                 WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                  AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
MORTGAGE RATES (%)                                DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
----------------------------------------------------------------------------------------------------------

<= 5.000                                             2.08               2.03           66.2          60.5
5.001 - 5.500                                        2.58               2.45           65.8          58.2
5.501 - 6.000                                        2.62               2.38           57.5          38.1
6.001 - 6.500                                        2.64               2.49           52.1          35.0
6.501 - 7.000                                        4.19               4.19            6.9           0.1
7.001 - 7.500                                        1.46               1.46           45.2          33.2
7.501 - 8.000                                        1.34               1.34           43.3          33.2
8.001 - 8.500                                        1.39               1.39           37.3          30.1
8.501 - 9.000                                        1.28               1.28           40.1          32.3
----------------------------------------------------------------------------------------------------------
TOTAL:                                              2.44X              2.31X          63.1%         53.7%
==========================================================================================================

Minimum: 4.747%
Maximum: 8.970%
Weighted Average: 5.415%

SEASONING
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY      WEIGHTED        WEIGHTED
                                                                        AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                     NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
SEASONING (MOS.)                                MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

= 0                                                         14        154,975,000               10.0         5.319             101
1 - 5                                                      143        921,920,658               59.6         5.280             121
6 - 11                                                      30        381,610,014               24.7         5.288             102
12 - 23                                                      4          9,168,588                0.6         6.199             193
24 >=                                                       19         79,188,278                5.1         7.694             121
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                  WEIGHTED       WEIGHTED      WEIGHTED
                                               WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
SEASONING (MOS.)                                DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
--------------------------------------------------------------------------------------------------------

= 0                                                1.49               1.43           68.4          59.0
1 - 5                                              3.02               2.82           60.9          50.2
6 - 11                                             1.70               1.66           70.0          64.8
12 - 23                                            1.28               1.28           56.0           9.9
24 >=                                              1.38               1.38           45.3          35.7
--------------------------------------------------------------------------------------------------------
TOTAL:                                            2.44X              2.31X          63.1%         53.7%
========================================================================================================

Minimum: 0 mos.
Maximum: 114 mos.
Weighted Average: 6 mos.

                                      I-4

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

ORIGINAL TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
ORIGINAL TERM TO STATED MATURITY (MOS.)          MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 60                                                         5         68,487,454                4.4         5.561              60
61 - 84                                                       1        196,000,000               12.7         5.330              78
85 - 120                                                    151      1,126,274,833               72.8         5.238             116
121 - 180                                                    26         68,222,092                4.4         6.754             152
181 - 240                                                    25         79,366,796                5.1         6.813             174
241 - 300                                                     2          8,511,364                0.6         5.800             295
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                     WEIGHTED       WEIGHTED      WEIGHTED
                                                  WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                   AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)            DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
-----------------------------------------------------------------------------------------------------------

<= 60                                                 1.72               1.57           64.3          61.7
61 - 84                                               1.37               1.37           72.6          72.6
85 - 120                                              2.73               2.56           63.7          54.8
121 - 180                                             2.67               2.64           41.5          21.7
181 - 240                                             1.43               1.43           49.7          17.9
241 - 300                                             2.60               2.60           49.3           0.6
-----------------------------------------------------------------------------------------------------------
TOTAL:                                               2.44X              2.31X          63.1%         53.7%
===========================================================================================================

Minimum: 60 mos.
Maximum: 300 mos.
Weighted Average: 121 mos.

REMAINING TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
REMAINING TERM TO STATED MATURITY (MOS.)         MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 60                                                         5         68,487,454                4.4         5.561              60
61 - 84                                                       1        196,000,000               12.7         5.330              78
85 - 120                                                    157      1,149,017,398               74.3         5.302             116
121 - 180                                                    28         86,958,440                5.6         6.752             152
181 - 240                                                    17         37,887,883                2.4         5.861             227
241 - 300                                                     2          8,511,364                0.6         5.800             295
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                   WEIGHTED       WEIGHTED      WEIGHTED
                                                WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                 AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)         DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
---------------------------------------------------------------------------------------------------------

<= 60                                               1.72               1.57           64.3          61.7
61 - 84                                             1.37               1.37           72.6          72.6
85 - 120                                            2.70               2.54           63.3          54.4
121 - 180                                           2.42               2.39           43.1          24.3
181 - 240                                           1.45               1.45           54.5           0.7
241 - 300                                           2.60               2.60           49.3           0.6
---------------------------------------------------------------------------------------------------------
TOTAL:                                             2.44X              2.31X          63.1%         53.7%
=========================================================================================================

Minimum: 59 mos.
Maximum: 298 mos.
Weighted Average: 115 mos.

                                      I-5

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

ORIGINAL AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        PERCENT BY      WEIGHTED        WEIGHTED
                                                                      AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                   NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
ORIGINAL AMORTIZATION TERM (MOS.)             MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                             23        365,100,000               23.6         5.197              91
121 - 180                                                  1            692,522                0.0         5.440             117
181 - 240                                                 13         70,784,886                4.6         5.585             123
241 - 300                                                 10         59,515,339                3.8         5.867              92
301 - 360                                                105        944,291,581               61.0         5.439             117
401 >=                                                    21         38,926,553                2.5         5.201             117
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                173     $1,479,310,881              95.6%        5.397%             110

FULLY AMORTIZING LOANS
61 - 120                                                   7          4,992,088                0.3         5.576             115
121 - 180                                                 11         16,160,322                1.0         5.716             173
181 - 240                                                 17         37,887,883                2.4         5.861             227
241 - 300                                                  2          8,511,364                0.6         5.800             295
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                 37        $67,551,658               4.4%        5.797%             214
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                             WEIGHTED       WEIGHTED      WEIGHTED
                                          WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                           AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)          DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
---------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                 3.71               3.71           63.5          63.5
121 - 180                                    10.14              10.14            3.9           1.7
181 - 240                                     2.31               1.90           57.6          35.5
241 - 300                                     1.67               1.52           60.5          50.1
301 - 360                                     1.85               1.67           66.4          57.1
401 >=                                        6.62               6.62           12.5          11.4
---------------------------------------------------------------------------------------------------
SUBTOTAL:                                    2.45X              2.31X          63.6%         56.1%

FULLY AMORTIZING LOANS
61 - 120                                      2.59               2.59           50.8           0.8
121 - 180                                     3.94               3.94           49.1           0.4
181 - 240                                     1.45               1.45           54.5           0.7
241 - 300                                     2.60               2.60           49.3           0.6
---------------------------------------------------------------------------------------------------
SUBTOTAL:                                    2.28X              2.28X          52.3%          0.6%
---------------------------------------------------------------------------------------------------
TOTAL:                                       2.44X              2.31X          63.1%         53.7%
===================================================================================================

Minimum: 108 mos.
Maximum: 480 mos.
Weighted Average:  341 mos.

REMAINING AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY      WEIGHTED        WEIGHTED
                                                                        AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                     NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
REMAINING AMORTIZATION TERM (MOS.)              MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                                               23        365,100,000               23.6         5.197              91
121 - 180                                                    1            692,522                0.0         5.440             117
181 - 240                                                   13         70,784,886                4.6         5.585             123
241 - 300                                                   20        104,178,404                6.7         6.752             105
301 - 360                                                   95        899,628,516               58.2         5.316             117
361 >=                                                      21         38,926,553                2.5         5.201             117
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                  173     $1,479,310,881              95.6%        5.397%             110

FULLY AMORTIZING LOANS
61 - 120                                                     7          4,992,088                0.3         5.576             115
121 - 180                                                   11         16,160,322                1.0         5.716             173
181 - 240                                                   17         37,887,883                2.4         5.861             227
241 >=                                                       2          8,511,364                0.6         5.800             295
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                   37        $67,551,658               4.4%        5.797%             214
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                     210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                 WEIGHTED       WEIGHTED      WEIGHTED
                                              WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                               AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
REMAINING AMORTIZATION TERM (MOS.)             DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
-------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                                     3.71               3.71           63.5          63.5
121 - 180                                        10.14              10.14            3.9           1.7
181 - 240                                         2.31               1.90           57.6          35.5
241 - 300                                         1.56               1.48           53.5          42.9
301 - 360                                         1.87               1.69           67.5          58.3
361 >=                                            6.62               6.62           12.5          11.4
-------------------------------------------------------------------------------------------------------
SUBTOTAL:                                        2.45X              2.31X          63.6%         56.1%

Fully Amortizing Loans
61 - 120                                          2.59               2.59           50.8           0.8
121 - 180                                         3.94               3.94           49.1           0.4
181 - 240                                         1.45               1.45           54.5           0.7
241 >=                                            2.60               2.60           49.3           0.6
-------------------------------------------------------------------------------------------------------
SUBTOTAL:                                        2.28X              2.28X          52.3%          0.6%
-------------------------------------------------------------------------------------------------------
TOTAL:                                           2.44X              2.31X          63.1%         53.7%
=======================================================================================================

Minimum: 102 mos.
Maximum: 479 mos.
Weighted Average:  336 mos.

                                      I-6

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       PERCENT BY      WEIGHTED        WEIGHTED
                                                                     AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                  NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
DEBT SERVICE COVERAGE RATIO (X)              MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                               7         12,958,507                0.8         6.343             183
1.11 - 1.20                                              20         47,693,929                3.1         6.274             156
1.21 - 1.30                                              29        150,306,503                9.7         5.806             121
1.31 - 1.40                                              15        355,664,180               23.0         5.266              99
1.41 - 1.50                                              16        208,974,804               13.5         5.426             117
1.51 - 1.60                                              14        136,944,031                8.9         5.324             115
1.61 - 1.70                                              13        141,532,684                9.1         5.375             123
1.71 - 1.80                                              10        119,088,581                7.7         5.545              98
1.81 - 1.90                                               3         35,977,460                2.3         5.515              90
1.91 - 2.00                                               2         85,296,419                5.5         5.025             118
2.01 - 2.50                                               8        116,177,910                7.5         5.293             119
2.51 - 3.00                                               3         12,461,238                0.8         5.201             136
3.01 >=                                                  70        123,786,292                8.0         5.318             127
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                WEIGHTED       WEIGHTED      WEIGHTED
                                             WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                              AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
DEBT SERVICE COVERAGE RATIO (X)               DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------

1.01 - 1.10                                      1.06               1.06           58.7          10.8
1.11 - 1.20                                      1.15               1.15           63.7          26.4
1.21 - 1.30                                      1.25               1.25           64.0          50.0
1.31 - 1.40                                      1.36               1.35           72.5          65.8
1.41 - 1.50                                      1.47               1.38           71.4          64.6
1.51 - 1.60                                      1.56               1.31           68.7          61.0
1.61 - 1.70                                      1.63               1.34           72.9          61.2
1.71 - 1.80                                      1.75               1.46           64.4          57.1
1.81 - 1.90                                      1.86               1.79           57.9          54.8
1.91 - 2.00                                      1.98               1.57           72.6          64.4
2.01 - 2.50                                      2.22               1.97           56.5          43.1
2.51 - 3.00                                      2.64               2.64           17.2          12.1
3.01 >=                                         12.53              12.53            8.1           6.6
------------------------------------------------------------------------------------------------------
TOTAL:                                          2.44X              2.31X          63.1%         53.7%
======================================================================================================

Minimum: 1.01x
Maximum: 46.59x
Weighted Average: 2.44x

POST IO PERIOD DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)   MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                   7         12,958,507                0.8         6.343             183
1.11 - 1.20                                                  22        133,693,929                8.6         5.862             131
1.21 - 1.30                                                  39        329,606,503               21.3         5.472             118
1.31 - 1.40                                                  20        446,339,180               28.9         5.255             101
1.41 - 1.50                                                  16        172,274,804               11.1         5.450             109
1.51 - 1.60                                                  10        164,202,959               10.6         5.391             120
1.61 - 1.70                                                   8         26,032,684                1.7         5.476             149
1.71 - 1.80                                                   5         19,713,581                1.3         5.917             111
1.81 - 1.90                                                   2         28,227,460                1.8         5.478              77
1.91 - 2.00                                                   1          1,296,419                0.1         5.860             117
2.01 - 2.50                                                   7         76,268,982                4.9         5.148             119
2.51 - 3.00                                                   3         12,461,238                0.8         5.201             136
3.01 >=                                                      70        123,786,292                8.0         5.318             127
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                      WEIGHTED       WEIGHTED      WEIGHTED
                                                   WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                    AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)      DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                            1.06               1.06           58.7          10.8
1.11 - 1.20                                            1.35               1.17           70.2          51.0
1.21 - 1.30                                            1.43               1.24           70.2          59.3
1.31 - 1.40                                            1.45               1.36           71.9          65.0
1.41 - 1.50                                            1.52               1.46           68.2          63.1
1.51 - 1.60                                            1.97               1.56           63.1          52.6
1.61 - 1.70                                            1.64               1.64           61.7          36.3
1.71 - 1.80                                            1.76               1.76           54.2          43.3
1.81 - 1.90                                            1.86               1.86           60.3          57.7
1.91 - 2.00                                            1.94               1.94           49.9          42.3
2.01 - 2.50                                            2.19               2.19           57.8          47.3
2.51 - 3.00                                            2.64               2.64           17.2          12.1
3.01 >=                                               12.53              12.53            8.1           6.6
------------------------------------------------------------------------------------------------------------
TOTAL:                                                2.44X              2.31X          63.1%         53.7%
============================================================================================================

Minimum: 1.01x
Maximum: 46.59x
Weighted Average: 2.31x

                                      I-7

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY      WEIGHTED        WEIGHTED
                                                                         AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                      NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
LOAN-TO-VALUE RATIO (%)                          MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                                   51         81,560,223                5.3         5.310             123
10.1 - 20.0                                                  19         48,170,094                3.1         5.281             136
20.1 - 30.0                                                   5         13,889,291                0.9         7.083             121
30.1 - 40.0                                                   9         26,276,368                1.7         7.078             154
40.1 - 50.0                                                  19         60,319,920                3.9         6.870             134
50.1 - 60.0                                                  22        141,356,525                9.1         5.907             120
60.1 - 70.0                                                  38        293,019,058               18.9         5.199             115
70.1 - 75.0                                                  38        669,271,311               43.3         5.264             106
75.1 - 80.0                                                   9        212,999,747               13.8         5.204             118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                   WEIGHTED       WEIGHTED      WEIGHTED
                                                WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                 AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
LOAN-TO-VALUE RATIO (%)                          DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
---------------------------------------------------------------------------------------------------------

0.0 - 10.0                                         16.19              16.19            5.0           4.5
10.1 - 20.0                                         5.00               5.00           13.4           9.6
20.1 - 30.0                                         2.55               2.55           26.6          23.0
30.1 - 40.0                                         1.64               1.64           36.6          21.6
40.1 - 50.0                                         1.46               1.41           45.9          30.5
50.1 - 60.0                                         1.74               1.47           54.5          38.0
60.1 - 70.0                                         1.67               1.57           65.9          52.9
70.1 - 75.0                                         1.50               1.34           73.3          65.7
75.1 - 80.0                                         1.48               1.36           76.6          68.7
---------------------------------------------------------------------------------------------------------
TOTAL:                                             2.44X              2.31X          63.1%         53.7%
=========================================================================================================

Minimum: 0.5%
Maximum: 79.4%
Weighted Average: 63.1%

BALLOON LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         PERCENT BY      WEIGHTED        WEIGHTED
                                                                       AGGREGATE          AGGREGATE       AVERAGE         AVERAGE
                                                    NUMBER OF       CUT-OFF DATE       CUT-OFF DATE      MORTGAGE       REMAINING
BALLOON LOAN-TO-VALUE RATIO (%)                MORTGAGE LOANS         BALANCE ($)        BALANCE (%)      RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                                 90        161,701,717               10.5         5.494             160
10.1 - 20.0                                                10         28,448,506                1.8         5.150             116
20.1 - 30.0                                                11         35,146,373                2.3         6.901             143
30.1 - 40.0                                                16         94,925,433                6.1         6.634             122
40.1 - 50.0                                                18        120,257,664                7.8         5.469             119
50.1 - 55.0                                                14         96,339,600                6.2         5.603             102
55.1 - 60.0                                                14         73,245,043                4.7         5.132             118
60.1 - 65.0                                                21        435,994,190               28.2         5.231             115
65.1 - 70.0                                                13        213,804,012               13.8         5.204             109
70.1 - 75.0                                                 2        202,000,000               13.1         5.334              77
75.1 - 80.0                                                 1         85,000,000                5.5         5.000             114
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    210     $1,546,862,539             100.0%        5.415%             115
====================================================================================================================================

                                                                   WEIGHTED       WEIGHTED      WEIGHTED
                                                WEIGHTED            AVERAGE        AVERAGE       AVERAGE
                                                 AVERAGE      POST IO PERIOD  CUT-OFF DATE       BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)                  DSCR (X)           DSCR (X)        LTV (%)       LTV (%)
---------------------------------------------------------------------------------------------------------

0.0 - 10.0                                          9.39               9.39           25.3           3.4
10.1 - 20.0                                         4.48               4.48           14.4          12.4
20.1 - 30.0                                         1.80               1.80           39.1          25.1
30.1 - 40.0                                         1.75               1.45           49.2          34.8
40.1 - 50.0                                         1.77               1.74           59.7          47.4
50.1 - 55.0                                         1.65               1.57           60.1          51.8
55.1 - 60.0                                         1.39               1.34           69.4          57.9
60.1 - 65.0                                         1.58               1.36           73.0          62.9
65.1 - 70.0                                         1.58               1.31           75.0          68.2
70.1 - 75.0                                         1.37               1.37           72.8          72.6
75.1 - 80.0                                         1.48               1.48           75.2          75.2
---------------------------------------------------------------------------------------------------------
TOTAL:                                             2.44X              2.31X          63.1%         53.7%
=========================================================================================================

Minimum: 0.0%
Maximum: 75.2%
Weighted Average: 53.7%

                                      I-8

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                       TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

---------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-05          OCT-06           OCT-07          OCT-08          OCT-09
---------------------------------------------------------------------------------------------------------------------------

Locked Out                                        95.06%          94.51%           95.12%          94.09%          93.60%
Yield Maintenance Total                            4.94%           5.49%            4.88%           5.91%           6.40%
Prepayment Premium Total                           0.00%           0.00%            0.00%           0.00%           0.00%
Open                                               0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%          100.00%         100.00%         100.00%
---------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $1,546,862,539  $1,534,515,561   $1,520,350,857  $1,503,705,347  $1,484,212,557
% Initial Pool Balance                           100.00%          99.20%           98.29%          97.21%          95.95%
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                         OCT-10          OCT-11           OCT-12
----------------------------------------------------------------------------------------

Locked Out                                      86.82%          86.59%           79.20%
Yield Maintenance Total                         13.18%          13.41%           20.53%
Prepayment Premium Total                         0.00%           0.00%            0.00%
Open                                             0.00%           0.00%            0.27%
----------------------------------------------------------------------------------------
TOTALS                                         100.00%         100.00%          100.00%
----------------------------------------------------------------------------------------
Pool Balance Outstanding                $1,396,959,484  $1,373,883,729   $1,153,618,188
% Initial Pool Balance                          90.31%          88.82%           74.58%
----------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-13          OCT-14           OCT-15          OCT-16          OCT-17
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                        78.43%          74.19%           35.52%          36.79%          31.80%
Yield Maintenance Total                           20.57%          18.64%           60.53%          56.42%          57.40%
Prepayment Premium Total                           0.68%           3.31%            0.00%           0.00%           1.77%
Open                                               0.31%           3.86%            3.95%           6.78%           9.03%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%          100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $1,107,253,106  $1,025,781,524      $92,199,765     $69,691,052     $51,011,942
% Initial Pool Balance                            71.58%          66.31%            5.96%           4.51%           3.30%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                       OCT-18          OCT-19
--------------------------------------------------------------------------------------

Locked Out                                    41.04%          35.29%
Yield Maintenance Total                       57.09%          55.78%
Prepayment Premium Total                       1.87%           1.39%
Open                                           0.00%           7.54%
--------------------------------------------------------------------------------------
TOTALS                                       100.00%         100.00%
--------------------------------------------------------------------------------------
Pool Balance Outstanding                 $36,179,681     $31,317,526
% Initial Pool Balance                         2.34%           2.02%
--------------------------------------------------------------------------------------

Notes:
(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance
(3) DEF/YM1 loans have been modeled as Yield Maintenance

                                      I-9

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

MORTGAGE LOAN SELLERS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        PERCENT BY     WEIGHTED
                                                                                  AGGREGATE              AGGREGATE      AVERAGE
                                                              NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE
LOAN SELLER                                              MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                                 33         666,814,824                   50.7        5.222
IXIS Real Estate Capital Inc.                                        26         436,202,211                   33.2        5.332
NCB, FSB                                                             58         110,781,987                    8.4        5.305
Union Central Mortgage Funding, Inc.                                 36          62,009,134                    4.7        5.732
SunTrust Bank                                                         7          33,080,580                    2.5        5.632
Massachusetts Mutual Life Insurance Company                           1           6,205,112                    0.5        7.120
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                              161      $1,315,093,847                 100.0%       5.309%
====================================================================================================================================

                                                    WEIGHTED                        WEIGHTED         WEIGHTED     WEIGHTED
                                                     AVERAGE     WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                                   REMAINING      AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
LOAN SELLER                                       TERM (MOS.)     DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
---------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                     100         1.54               1.48             70.0         64.4
IXIS Real Estate Capital Inc.                            117         1.67               1.36             71.8         61.4
NCB, FSB                                                 121        11.96              11.94             17.4         13.2
Union Central Mortgage Funding, Inc.                     180         1.30               1.30             60.1         14.7
SunTrust Bank                                            180         1.45               1.38             57.3         23.9
Massachusetts Mutual Life Insurance Company              130         1.20               1.20             48.6         38.1
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   113        2.45X              2.31X            65.2%        55.6%
===========================================================================================================================

CUT-OFF DATE BALANCES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT BY     WEIGHTED
                                                                                    AGGREGATE              AGGREGATE      AVERAGE
                                                                NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE
CUT-OFF DATE BALANCE ($)                                   MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 2,500,000                                                          79          95,988,443                    7.3        5.538
2,500,001 - 5,000,000                                                  38         137,392,449                   10.4        5.389
5,000,001 - 7,500,000                                                  11          68,212,440                    5.2        5.445
7,500,001 - 10,000,000                                                 10          86,011,101                    6.5        5.309
10,000,001 - 12,500,000                                                 6          67,607,125                    5.1        5.142
12,500,001 - 15,000,000                                                 2          28,469,116                    2.2        5.384
15,000,001 - 17,500,000                                                 1          16,850,000                    1.3        4.970
17,500,001 - 20,000,000                                                 1          20,000,000                    1.5        5.170
20,000,001 - 30,000,000                                                 3          68,000,000                    5.2        5.571
30,000,001 - 40,000,000                                                 2          79,822,366                    6.1        5.397
40,000,001 - 50,000,000                                                 2          98,940,806                    7.5        5.070
50,000,001 - 60,000,000                                                 2         117,800,000                    9.0        5.222
60,000,001 - 70,000,000                                                 1          65,000,000                    4.9        5.790
70,000,001 >=                                                           3         365,000,000                   27.8        5.180
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                161      $1,315,093,847                 100.0%       5.309%
====================================================================================================================================

                                                         WEIGHTED                        WEIGHTED         WEIGHTED     WEIGHTED
                                                          AVERAGE     WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                                        REMAINING      AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
CUT-OFF DATE BALANCE ($)                               TERM (MOS.)     DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------------------------------------

1 - 2,500,000                                                 142         6.56               6.56             37.3         16.2
2,500,001 - 5,000,000                                         138         3.16               3.15             56.2         36.0
5,000,001 - 7,500,000                                         126         4.01               3.99             50.1         38.4
7,500,001 - 10,000,000                                        118         4.58               4.45             61.6         52.4
10,000,001 - 12,500,000                                       117         1.48               1.31             68.3         58.6
12,500,001 - 15,000,000                                       118         1.57               1.43             64.7         56.0
15,000,001 - 17,500,000                                       118         1.55               1.22             74.9         66.2
17,500,001 - 20,000,000                                       114         1.64               1.31             74.1         64.4
20,000,001 - 30,000,000                                        78         1.68               1.46             64.7         61.6
30,000,001 - 40,000,000                                       118         1.83               1.46             64.7         48.8
40,000,001 - 50,000,000                                       112         1.96               1.77             65.1         55.9
50,000,001 - 60,000,000                                       119         1.47               1.28             76.8         65.6
60,000,001 - 70,000,000                                       117         1.48               1.20             73.5         63.4
70,000,001 >=                                                  96         1.54               1.44             73.3         71.4
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                        113        2.45X              2.31X            65.2%        55.6%
================================================================================================================================

Minimum: $117,108
Maximum: $196,000,000
Weighted Average: $8,168,285

                                      I-10

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

STATES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
STATE                                  MORTGAGED PROPERTIES         BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

New York                                                56         298,225,421                   22.7        5.309              93
California - Southern                                   17         146,807,726                   11.2        5.221             122
California - Northern                                    8          66,474,856                    5.1        5.172             118
Florida                                                 12         121,356,463                    9.2        5.190             125
Pennsylvania                                             8         114,000,000                    8.7        5.476             112
Utah                                                     4          87,764,230                    6.7        5.054             120
District of Columbia                                     1          85,000,000                    6.5        5.000             114
Arkansas                                                 1          58,800,000                    4.5        5.445             118
Texas                                                    8          48,301,638                    3.7        6.131              83
Louisiana                                                1          39,908,928                    3.0        5.570             118
New Hampshire                                            2          31,488,161                    2.4        4.978              79
Arizona                                                  4          25,137,012                    1.9        5.287             120
Maryland                                                 6          24,974,960                    1.9        5.410             132
Georgia                                                  7          22,829,991                    1.7        5.482             171
Connecticut                                              1          21,000,000                    1.6        5.150             118
Virginia                                                 6          16,640,966                    1.3        5.667             169
Nevada                                                   3          16,289,557                    1.2        5.498             119
Oregon                                                   2          16,100,000                    1.2        4.810             100
Vermont                                                  1          14,000,000                    1.1        5.470             118
Tennessee                                                4          13,951,792                    1.1        5.381             143
New Jersey                                               1          11,673,142                    0.9        5.500             119
Alaska                                                   2           6,722,177                    0.5        5.301             117
New Mexico                                               3           6,089,335                    0.5        5.833             218
Missouri                                                 1           4,386,203                    0.3        5.400             112
West Virginia                                            1           3,949,014                    0.3        5.680             178
South Carolina                                           1           2,692,514                    0.2        5.280             117
Michigan                                                 2           2,301,004                    0.2        5.674             178
North Carolina                                           1           1,995,963                    0.2        5.550             118
Mississippi                                              1           1,398,729                    0.1        5.400             117
North Dakota                                             1           1,296,419                    0.1        5.860             117
Ohio                                                     1           1,269,295                    0.1        5.740             178
Indiana                                                  1           1,241,689                    0.1        5.840             117
Oklahoma                                                 1             741,918                    0.1        5.540             177
Massachusetts                                            1             284,744                    0.0        6.350             114
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 170      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                             WEIGHTED         WEIGHTED     WEIGHTED
                                          WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                           AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
STATE                                      DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
----------------------------------------------------------------------------------------------------

New York                                      5.28               5.28             52.4         51.5
California - Southern                         1.36               1.34             71.9         58.7
California - Northern                         1.48               1.34             66.9         57.7
Florida                                       1.81               1.73             65.1         51.0
Pennsylvania                                  1.60               1.28             72.0         62.9
Utah                                          1.95               1.54             72.9         63.1
District of Columbia                          1.48               1.48             75.2         75.2
Arkansas                                      1.61               1.23             79.0         69.8
Texas                                         1.55               1.35             60.0         51.5
Louisiana                                     2.28               1.55             54.0         35.1
New Hampshire                                 2.04               2.04             65.7         62.3
Arizona                                       1.42               1.42             67.4         54.2
Maryland                                      1.58               1.47             59.5         45.2
Georgia                                       1.44               1.33             71.2         34.7
Connecticut                                   1.40               1.11             74.5         68.8
Virginia                                      1.48               1.48             58.4         21.6
Nevada                                        1.56               1.33             73.6         64.7
Oregon                                        1.76               1.49             68.5         62.6
Vermont                                       1.67               1.37             68.0         60.8
Tennessee                                     1.39               1.39             69.4         43.8
New Jersey                                    1.23               1.23             69.1         44.8
Alaska                                        1.61               1.61             57.8         20.7
New Mexico                                    1.06               1.06             69.3          0.5
Missouri                                      1.23               1.23             68.5         57.7
West Virginia                                 1.15               1.15             73.8         22.2
South Carolina                                1.65               1.65             58.5         48.8
Michigan                                      1.19               1.19             46.5          0.4
North Carolina                                1.73               1.73             60.5         50.8
Mississippi                                   1.67               1.67             50.0         38.2
North Dakota                                  1.94               1.94             49.9         42.3
Ohio                                          1.42               1.42             74.7         27.8
Indiana                                       1.34               1.34             69.0         44.8
Oklahoma                                      1.66               1.66             48.7          0.4
Massachusetts                                 3.96               3.96              8.9          0.1
----------------------------------------------------------------------------------------------------
TOTAL:                                       2.45X              2.31X            65.2%        55.6%
====================================================================================================

                                      I-11

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           PERCENT BY     WEIGHTED
                                                                                     AGGREGATE              AGGREGATE      AVERAGE
                                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE
PROPERTY TYPE                                          MORTGAGED PROPERTIES         BALANCE ($)            BALANCE (%)     RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

Office
  Urban                                                                  6         440,913,438                   33.5        5.168
  Suburban                                                              15          82,469,383                    6.3        5.381
  Medical                                                                2           9,550,000                    0.7        5.612
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                        23        $532,932,822                  40.5%       5.209%
Retail
  Anchored                                                              20         267,491,140                   20.3        5.473
  Unanchored                                                            18          40,875,070                    3.1        5.439
  Shadow Anchored                                                        5          26,011,734                    2.0        5.146
  Free Standing                                                          6          22,663,568                    1.7        5.259
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                        49        $357,041,512                  27.1%       5.431%
Mixed Use
  Office/Industrial                                                      1          84,000,000                    6.4        5.012
  Office/Retail                                                          6          30,057,592                    2.3        5.601
  Office/Warehouse                                                       1           3,483,831                    0.3        5.200
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                         8        $117,541,423                   8.9%       5.168%
Multifamily
  Cooperative                                                           51          90,200,567                    6.9        5.298
  Garden                                                                 4           9,814,075                    0.7        5.203
  Senior Housing                                                         1           6,205,112                    0.5        7.120
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                        56        $106,219,754                   8.1%       5.395%
Hospitality
  Full Service                                                           3          73,683,967                    5.6        5.337
  Limited Service                                                        3          19,611,813                    1.5        5.383
  Extended Stay                                                          1          11,745,000                    0.9        6.458
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                         7        $105,040,780                   8.0%       5.471%
Industrial
  Flex                                                                   9          26,053,400                    2.0        5.511
  Warehouse                                                              6           7,168,130                    0.5        5.919
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                        15         $33,221,530                   2.5%       5.599%
Manufactured Housing Community
  Manufactured Housing Community                                         3          31,400,000                    2.4        4.830
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                         3         $31,400,000                   2.4%       4.830%
Self Storage
  Self Storage                                                           4          10,422,534                    0.8        5.781
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                         4         $10,422,534                   0.8%       5.781%
Other
  Leased Fee                                                             5          21,273,493                    1.6        5.309
------------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                         5         $21,273,493                   1.6%       5.309%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                 170      $1,315,093,847                 100.0%       5.309%
====================================================================================================================================

                                                           WEIGHTED                        WEIGHTED         WEIGHTED     WEIGHTED
                                                            AVERAGE     WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                                          REMAINING      AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
PROPERTY TYPE                                            TERM (MOS.)     DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

Office
  Urban                                                          98         1.44               1.39             72.8         69.0
  Suburban                                                      127         1.45               1.30             69.2         55.3
  Medical                                                       159         1.72               1.45             53.9         35.9
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                104        1.44X              1.38X            71.9%        66.3%
Retail
  Anchored                                                      113         1.67               1.36             70.4         60.2
  Unanchored                                                    133         1.38               1.34             67.6         43.6
  Shadow Anchored                                               118         1.53               1.32             68.4         58.8
  Free Standing                                                 159         1.48               1.48             65.0         36.4
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                118        1.62X              1.36X            69.6%        56.7%
Mixed Use
  Office/Industrial                                             118         1.98               1.56             73.0         64.7
  Office/Retail                                                 143         1.38               1.38             64.3         40.0
  Office/Warehouse                                              117         2.08               2.08             51.2         38.9
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                124        1.83X              1.53X            70.1%        57.6%
Multifamily
  Cooperative                                                   123        14.31              14.31              6.5          5.4
  Garden                                                        125         1.30               1.30             72.0         51.0
  Senior Housing                                                130         1.20               1.20             48.6         38.1
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                124       12.34X             12.34X            15.0%        11.5%
Hospitality
  Full Service                                                  108         2.11               2.05             59.5         50.2
  Limited Service                                               117         1.70               1.70             66.9         51.1
  Extended Stay                                                  60         1.75               1.42             54.6         50.9
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                104        1.99X              1.91X            60.3%        50.5%
Industrial
  Flex                                                          141         1.23               1.23             65.9         28.9
  Warehouse                                                     150         1.23               1.23             61.4         28.9
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                143        1.23X              1.23X            64.9%        28.9%
Manufactured Housing Community
  Manufactured Housing Community                                118         1.64               1.27             70.9         62.5
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                118        1.64X              1.27X            70.9%        62.5%
Self Storage
  Self Storage                                                  192         1.62               1.62             53.4          5.5
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                192        1.62X              1.62X            53.4%         5.5%
Other
  Leased Fee                                                    118         1.23               1.23             71.7         59.7
----------------------------------------------------------------------------------------------------------------------------------
       SUBTOTAL:                                                118        1.23X              1.23X            71.7%        59.7%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                          113        2.45X              2.31X            65.2%        55.6%
==================================================================================================================================

                                      I-12

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY     WEIGHTED        WEIGHTED
                                                                    AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
MORTGAGE RATE (%)                          MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 5.000                                               18         256,593,180                   19.5        4.950             111
5.001 - 5.500                                          76         798,681,359                   60.7        5.253             108
5.501 - 6.000                                          53         211,915,863                   16.1        5.694             137
6.001 - 6.500                                          12          41,475,101                    3.2        6.346             116
6.501 - 7.000                                           1             223,232                    0.0        6.670             115
7.001 - 7.500                                           1           6,205,112                    0.5        7.120             130
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                                 WEIGHTED         WEIGHTED     WEIGHTED
                                              WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                               AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
MORTGAGE RATE (%)                              DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------------

<= 5.000                                          2.05               2.00             68.3         63.0
5.001 - 5.500                                     2.61               2.48             66.5         58.8
5.501 - 6.000                                     2.45               2.19             59.6         39.4
6.001 - 6.500                                     1.97               1.77             53.8         33.6
6.501 - 7.000                                     3.37               3.37              7.6          0.1
7.001 - 7.500                                     1.20               1.20             48.6         38.1
--------------------------------------------------------------------------------------------------------
TOTAL:                                           2.45X              2.31X            65.2%        55.6%
========================================================================================================

Minimum: 4.747%
Maximum: 7.120%
Weighted Average: 5.309%

SEASONING
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
SEASONING (MOS.)                            MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

= 0                                                     13         148,475,000                   11.3        5.320             100
1 - 5                                                  120         805,068,346                   61.2        5.297             121
6 - 11                                                  23         346,176,801                   26.3        5.274             100
12 - 23                                                  4           9,168,588                    0.7        6.199             193
24 >=                                                    1           6,205,112                    0.5        7.120             130
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                                WEIGHTED         WEIGHTED     WEIGHTED
                                             WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                              AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
SEASONING (MOS.)                              DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
-------------------------------------------------------------------------------------------------------

= 0                                              1.50               1.44             68.8         59.4
1 - 5                                            3.04               2.84             62.2         50.9
6 - 11                                           1.53               1.51             71.4         66.5
12 - 23                                          1.28               1.28             56.0          9.9
24 >=                                            1.20               1.20             48.6         38.1
-------------------------------------------------------------------------------------------------------
TOTAL:                                          2.45X              2.31X            65.2%        55.6%
=======================================================================================================

Minimum: 0 mos.
Maximum: 74 mos.
Weighted Average: 3 mos.

                                      I-13

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

ORIGINAL TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
ORIGINAL TERM TO STATED MATURITY (MOS.)     MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 60                                                    4          58,000,000                    4.4        5.657              60
61 - 84                                                  1         196,000,000                   14.9        5.330              78
85 - 120                                               123         979,715,877                   74.5        5.241             117
121 - 180                                               14          32,762,479                    2.5        5.548             167
181 - 240                                               18          44,092,995                    3.4        6.038             213
241 - 300                                                1           4,522,496                    0.3        5.730             293
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                                 WEIGHTED         WEIGHTED     WEIGHTED
                                              WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                               AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)        DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------------

<= 60                                             1.80               1.62             62.4         60.3
61 - 84                                           1.37               1.37             72.6         72.6
85 - 120                                          2.75               2.58             65.0         55.8
121 - 180                                         2.60               2.52             48.7         15.2
181 - 240                                         1.42               1.42             53.7          5.9
241 - 300                                         1.11               1.11             78.0          0.5
--------------------------------------------------------------------------------------------------------
TOTAL:                                           2.45X              2.31X            65.2%        55.6%
========================================================================================================

Minimum: 60 mos.
Maximum: 300 mos.
Weighted Average: 117 mos.

REMAINING TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED       WEIGHTED
                                                                      AGGREGATE              AGGREGATE      AVERAGE        AVERAGE
                                                  NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE      REMAINING
REMAINING TERM TO STATED MATURITY (MOS.)     MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)    TERM (MOS.))
------------------------------------------------------------------------------------------------------------------------------------

<= 60                                                     4          58,000,000                    4.4        5.657             60
61 - 84                                                   1         196,000,000                   14.9        5.330             78
85 - 120                                                123         979,715,877                   74.5        5.241            117
121 - 180                                                15          38,967,591                    3.0        5.799            161
181 - 240                                                17          37,887,883                    2.9        5.861            227
241 - 300                                                 1           4,522,496                    0.3        5.730            293
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  161      $1,315,093,847                 100.0%       5.309%            113
====================================================================================================================================

                                                                  WEIGHTED         WEIGHTED     WEIGHTED
                                               WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                                AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)        DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
---------------------------------------------------------------------------------------------------------

<= 60                                              1.80               1.62             62.4         60.3
61 - 84                                            1.37               1.37             72.6         72.6
85 - 120                                           2.75               2.58             65.0         55.8
121 - 180                                          2.38               2.31             48.7         18.8
181 - 240                                          1.45               1.45             54.5          0.7
241 - 300                                          1.11               1.11             78.0          0.5
---------------------------------------------------------------------------------------------------------
TOTAL:                                            2.45X              2.31X            65.2%        55.6%
=========================================================================================================

Minimum: 59 mos.
Maximum: 293 mos.
Weighted Average: 113 mos.

                                      I-14

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

ORIGINAL AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
ORIGINAL AMORTIZATION TERM (MOS.)           MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                           21         364,250,000                   27.7        5.196              91
181 - 240                                               12          69,993,389                    5.3        5.581             123
241 - 300                                               10          59,515,339                    4.5        5.867              92
301 - 360                                               72         744,980,881                   56.6        5.258             117
401 >=                                                  12          14,907,191                    1.1        5.173             117
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                              127      $1,253,646,800                  95.3%       5.286%             109

FULLY AMORTIZING LOANS
61 - 120                                                 6           4,835,868                    0.4        5.543             114
121 - 180                                               10          14,200,800                    1.1        5.624             173
181 - 240                                               17          37,887,883                    2.9        5.861             227
241 - 300                                                1           4,522,496                    0.3        5.730             293
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                               34         $61,447,047                   4.7%       5.771%             211
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                               WEIGHTED         WEIGHTED     WEIGHTED
                                            WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                             AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)            DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                   3.65               3.65             63.7         63.7
181 - 240                                       2.24               1.82             58.2         35.9
241 - 300                                       1.67               1.52             60.5         50.1
301 - 360                                       1.91               1.72             68.9         59.4
401 >=                                          8.16               8.16              8.2          7.5
------------------------------------------------------------------------------------------------------
SUBTOTAL:                                      2.49X              2.35X            65.7%        58.3%

FULLY AMORTIZING LOANS
61 - 120                                        2.50               2.50             52.3          0.8
121 - 180                                       1.37               1.37             55.6          0.5
181 - 240                                       1.45               1.45             54.5          0.7
241 - 300                                       1.11               1.11             78.0          0.5
------------------------------------------------------------------------------------------------------
SUBTOTAL:                                      1.49X              1.49X            56.3%         0.6%
------------------------------------------------------------------------------------------------------
TOTAL:                                         2.45X              2.31X            65.2%        55.6%
======================================================================================================

Minimum: 108 mos.
Maximum: 480 mos.
Weighted Average:  335 mos.

REMAINING AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                      AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                  NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
REMAINING AMORTIZATION TERM (MOS.)           MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                                            21         364,250,000                   27.7        5.196              91
181 - 240                                                12          69,993,389                    5.3        5.581             123
241 - 300                                                10          59,515,339                    4.5        5.867              92
301 - 360                                                72         744,980,881                   56.6        5.258             117
362 >=                                                   12          14,907,191                    1.1        5.173             117
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                               127      $1,253,646,800                  95.3%       5.286%             109

FULLY AMORTIZING LOANS
61 - 120                                                  6           4,835,868                    0.4        5.543             114
121 - 180                                                10          14,200,800                    1.1        5.624             173
181 - 240                                                17          37,887,883                    2.9        5.861             227
241 >=                                                    1           4,522,496                    0.3        5.730             293
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                34         $61,447,047                   4.7%       5.771%             211
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                                 WEIGHTED         WEIGHTED     WEIGHTED
                                              WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                               AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
REMAINING AMORTIZATION TERM (MOS.)             DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                                     3.65               3.65             63.7         63.7
181 - 240                                         2.24               1.82             58.2         35.9
241 - 300                                         1.67               1.52             60.5         50.1
301 - 360                                         1.91               1.72             68.9         59.4
362 >=                                            8.16               8.16              8.2          7.5
--------------------------------------------------------------------------------------------------------
SUBTOTAL:                                        2.49X              2.35X            65.7%        58.3%

FULLY AMORTIZING LOANS
61 - 120                                          2.50               2.50             52.3          0.8
121 - 180                                         1.37               1.37             55.6          0.5
181 - 240                                         1.45               1.45             54.5          0.7
241 >=                                            1.11               1.11             78.0          0.5
--------------------------------------------------------------------------------------------------------
SUBTOTAL:                                        1.49X              1.49X            56.3%         0.6%
--------------------------------------------------------------------------------------------------------
TOTAL:                                           2.45X              2.31X            65.2%        55.6%
========================================================================================================

Minimum: 102 mos.
Maximum: 479 mos.
Weighted Average:  334 mos.

                                      I-15

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
DEBT SERVICE COVERAGE RATIO (X)             MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                              5           8,882,586                    0.7        5.682             208
1.11 - 1.20                                             17          37,895,667                    2.9        5.864             171
1.21 - 1.30                                             20          86,638,527                    6.6        5.406             123
1.31 - 1.40                                             15         355,664,180                   27.0        5.266              99
1.41 - 1.50                                             14         200,627,751                   15.3        5.349             118
1.51 - 1.60                                              7          54,484,393                    4.1        5.012             112
1.61 - 1.70                                             13         141,532,684                   10.8        5.375             123
1.71 - 1.80                                              8         111,924,971                    8.5        5.459              97
1.81 - 1.90                                              2          29,250,000                    2.2        5.121              81
1.91 - 2.00                                              2          85,296,419                    6.5        5.025             118
2.01 - 2.50                                              7         112,696,103                    8.6        5.266             117
2.51 - 3.00                                              1           1,991,093                    0.2        5.780             238
3.01 >=                                                 50          88,209,473                    6.7        5.287             121
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                                 WEIGHTED         WEIGHTED     WEIGHTED
                                              WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                               AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
DEBT SERVICE COVERAGE RATIO (X)                DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
--------------------------------------------------------------------------------------------------------

1.01 - 1.10                                       1.06               1.06             66.4          0.5
1.11 - 1.20                                       1.16               1.16             65.5         20.6
1.21 - 1.30                                       1.24               1.24             68.9         52.0
1.31 - 1.40                                       1.36               1.35             72.5         65.8
1.41 - 1.50                                       1.47               1.38             72.1         65.5
1.51 - 1.60                                       1.57               1.36             68.7         61.7
1.61 - 1.70                                       1.63               1.34             72.9         61.2
1.71 - 1.80                                       1.75               1.44             66.0         58.6
1.81 - 1.90                                       1.86               1.77             62.5         61.1
1.91 - 2.00                                       1.98               1.57             72.6         64.4
2.01 - 2.50                                       2.22               1.96             57.3         43.7
2.51 - 3.00                                       2.72               2.72             20.0          0.1
3.01 >=                                          14.57              14.57              6.2          5.5
--------------------------------------------------------------------------------------------------------
TOTAL:                                           2.45X              2.31X            65.2%        55.6%
========================================================================================================

Minimum: 1.01x
Maximum: 46.59x
Weighted Average: 2.45x

POST IO PERIOD DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         PERCENT BY     WEIGHTED
                                                                                   AGGREGATE              AGGREGATE      AVERAGE
                                                               NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE
POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)            MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                            5           8,882,586                    0.7        5.682
1.11 - 1.20                                                           19         123,895,667                    9.4        5.704
1.21 - 1.30                                                           26         195,188,527                   14.8        5.307
1.31 - 1.40                                                           20         446,339,180                   33.9        5.255
1.41 - 1.50                                                           14         163,927,751                   12.5        5.356
1.51 - 1.60                                                            7         152,493,321                   11.6        5.197
1.61 - 1.70                                                            8          26,032,684                    2.0        5.476
1.71 - 1.80                                                            3          12,549,971                    1.0        5.356
1.81 - 1.90                                                            1          21,500,000                    1.6        4.930
1.91 - 2.00                                                            1           1,296,419                    0.1        5.860
2.01 - 2.50                                                            6          72,787,175                    5.5        5.099
2.51 - 3.00                                                            1           1,991,093                    0.2        5.780
3.01 >=                                                               50          88,209,473                    6.7        5.287
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                               161      $1,315,093,847                 100.0%       5.309%
====================================================================================================================================

                                                             WEIGHTED                        WEIGHTED         WEIGHTED     WEIGHTED
                                                              AVERAGE     WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                                            REMAINING      AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)             TERM (MOS.)     DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                       208         1.06               1.06             66.4          0.5
1.11 - 1.20                                                       134         1.37               1.17             71.2         51.2
1.21 - 1.30                                                       119         1.44               1.23             73.3         61.1
1.31 - 1.40                                                       101         1.45               1.36             71.9         65.0
1.41 - 1.50                                                       109         1.53               1.46             69.0         64.1
1.51 - 1.60                                                       119         2.00               1.56             64.8         54.3
1.61 - 1.70                                                       149         1.64               1.64             61.7         36.3
1.71 - 1.80                                                       117         1.75               1.75             61.9         48.4
1.81 - 1.90                                                        60         1.86               1.86             67.2         67.2
1.91 - 2.00                                                       117         1.94               1.94             49.9         42.3
2.01 - 2.50                                                       117         2.18               2.18             59.1         48.4
2.51 - 3.00                                                       238         2.72               2.72             20.0          0.1
3.01 >=                                                           121        14.57              14.57              6.2          5.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                            113        2.45X              2.31X            65.2%        55.6%
====================================================================================================================================

Minimum: 1.01x
Maximum: 46.59x
Weighted Average: 2.31x

                                      I-16

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY     WEIGHTED        WEIGHTED
                                                                    AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
LOAN-TO-VALUE RATIO (%)                    MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                             43          75,838,629                    5.8        5.264             121
10.1 - 20.0                                             8          14,361,937                    1.1        5.473             133
30.1 - 40.0                                             3           5,587,458                    0.4        5.755             198
40.1 - 50.0                                            12          31,044,393                    2.4        6.004             150
50.1 - 60.0                                            17         116,173,355                    8.8        5.669             120
60.1 - 70.0                                            36         263,982,336                   20.1        5.215             115
70.1 - 75.0                                            33         595,105,991                   45.3        5.279             106
75.1 - 80.0                                             9         212,999,747                   16.2        5.204             118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                                WEIGHTED         WEIGHTED     WEIGHTED
                                             WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                              AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
LOAN-TO-VALUE RATIO (%)                       DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
-------------------------------------------------------------------------------------------------------

0.0 - 10.0                                      16.16              16.16              5.1          4.6
10.1 - 20.0                                      4.55               4.55             14.1          9.6
30.1 - 40.0                                      1.70               1.70             37.2          0.3
40.1 - 50.0                                      1.54               1.45             48.0         26.8
50.1 - 60.0                                      1.84               1.51             54.4         36.8
60.1 - 70.0                                      1.70               1.61             65.6         52.3
70.1 - 75.0                                      1.50               1.35             73.2         65.7
75.1 - 80.0                                      1.48               1.36             76.6         68.7
-------------------------------------------------------------------------------------------------------
TOTAL:                                          2.45X              2.31X            65.2%        55.6%
=======================================================================================================

Minimum: 0.5%
Maximum: 79.4%
Weighted Average: 65.2%

BALLOON LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY     WEIGHTED        WEIGHTED
                                                                    AGGREGATE              AGGREGATE      AVERAGE         AVERAGE
                                                NUMBER OF        CUT-OFF DATE           CUT-OFF DATE     MORTGAGE       REMAINING
BALLOON LOAN-TO-VALUE RATIO (%)            MORTGAGE LOANS          BALANCE ($)            BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                             75         139,660,511                   10.6        5.488             160
10.1 - 20.0                                             5           9,062,746                    0.7        5.349             116
20.1 - 30.0                                             3           7,209,213                    0.5        5.668             161
30.1 - 40.0                                             7          57,214,211                    4.4        5.726             119
40.1 - 50.0                                            14         102,758,914                    7.8        5.265             120
50.1 - 55.0                                            13          92,347,050                    7.0        5.564             102
55.1 - 60.0                                            13          54,808,321                    4.2        5.213             118
60.1 - 65.0                                            18         397,116,323                   30.2        5.226             116
65.1 - 70.0                                            10         167,916,558                   12.8        5.240             110
70.1 - 75.0                                             2         202,000,000                   15.4        5.334              77
75.1 - 80.0                                             1          85,000,000                    6.5        5.000             114
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                161      $1,315,093,847                 100.0%       5.309%             113
====================================================================================================================================

                                                               WEIGHTED         WEIGHTED     WEIGHTED
                                            WEIGHTED            AVERAGE          AVERAGE      AVERAGE
                                             AVERAGE      POST IO PERIOD    CUT-OFF DATE      BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)              DSCR (X)           DSCR (X)          LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------

0.0 - 10.0                                      9.48               9.48             27.8          3.0
10.1 - 20.0                                     4.63               4.63             14.2         12.0
20.1 - 30.0                                     1.22               1.22             66.1         25.1
30.1 - 40.0                                     2.07               1.56             52.7         35.7
40.1 - 50.0                                     1.83               1.81             60.6         47.8
50.1 - 55.0                                     1.66               1.57             60.1         51.9
55.1 - 60.0                                     1.43               1.36             69.3         58.1
60.1 - 65.0                                     1.59               1.37             73.0         62.9
65.1 - 70.0                                     1.61               1.32             75.3         68.2
70.1 - 75.0                                     1.37               1.37             72.8         72.6
75.1 - 80.0                                     1.48               1.48             75.2         75.2
------------------------------------------------------------------------------------------------------
TOTAL:                                         2.45X              2.31X            65.2%        55.6%
======================================================================================================

Minimum: 0.0%
Maximum: 75.2%
Weighted Average: 55.6%

                                      I-17

                                                       APPENDIX I
                                                MORTGAGE POOL INFORMATION
                                                      LOAN GROUP 1

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

---------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-05          OCT-06          OCT-07           OCT-08          OCT-09
---------------------------------------------------------------------------------------------------------------------------

Locked Out                                        94.49%          94.63%          95.56%           95.70%          95.33%
Yield Maintenance Total                            5.51%           5.37%           4.44%            4.30%           4.67%
Prepayment Premium Total                           0.00%           0.00%           0.00%            0.00%           0.00%
Open                                               0.00%           0.00%           0.00%            0.00%           0.00%
---------------------------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%         100.00%          100.00%         100.00%
---------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                  $1,315,093,847  $1,305,271,936  $1,293,882,444   $1,280,187,750  $1,263,956,610
% Initial Pool Balance                           100.00%          99.25%          98.39%           97.35%          96.11%
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-10          OCT-11          OCT-12
-----------------------------------------------------------------------------------------

Locked Out                                        90.14%          89.84%          84.19%
Yield Maintenance Total                            9.86%          10.16%          15.81%
Prepayment Premium Total                           0.00%           0.00%           0.00%
Open                                               0.00%           0.00%           0.00%
-----------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------
Pool Balance Outstanding                  $1,189,908,917  $1,170,889,153    $954,922,919
% Initial Pool Balance                            90.48%          89.03%          72.61%
-----------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-13          OCT-14          OCT-15           OCT-16          OCT-17
------------------------------------------------------------------------------------------------------------------------------

Locked Out                                        83.83%          78.81%          45.12%           51.42%          43.16%
Yield Maintenance Total                           15.78%          16.29%          54.88%           48.58%          56.84%
Prepayment Premium Total                           0.39%           2.75%           0.00%            0.00%           0.00%
Open                                               0.00%           2.15%           0.00%            0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%         100.00%          100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $926,864,440    $860,353,367     $51,524,564      $42,705,369     $31,805,940
% Initial Pool Balance                            70.48%          65.42%           3.92%            3.25%           2.42%
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-18          OCT-19
-----------------------------------------------------------------------------------------

Locked Out                                        44.78%          47.12%
Yield Maintenance Total                           55.22%          52.79%
Prepayment Premium Total                           0.00%           0.00%
Open                                               0.00%           0.09%
-----------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%
-----------------------------------------------------------------------------------------
Pool Balance Outstanding                     $27,751,857     $23,457,249
% Initial Pool Balance                             2.11%           1.78%
-----------------------------------------------------------------------------------------

Notes:
(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance
(3) DEF/YM1 loans have been modeled as Yield Maintenance

                                      I-18

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

MORTGAGE LOAN SELLERS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           PERCENT BY     WEIGHTED
                                                                                      AGGREGATE             AGGREGATE      AVERAGE
                                                                  NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE
LOAN SELLER                                                  MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                                      4          81,174,176                  35.0        5.046
Massachusetts Mutual Life Insurance Company                              19          76,065,745                  32.8        7.722
NCB, FSB                                                                 23          49,528,771                  21.4        5.386
IXIS Real Estate Capital Inc.                                             3          25,000,000                  10.8        5.238
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                   49        $231,768,691                100.0%       6.018%
====================================================================================================================================

                                                           WEIGHTED                          WEIGHTED        WEIGHTED      WEIGHTED
                                                            AVERAGE     WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                          REMAINING      AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
LOAN SELLER                                              TERM (MOS.)     DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                            108         1.45                 1.25            73.4          64.5
Massachusetts Mutual Life Insurance Company                     122         1.39                 1.39            44.5          35.1
NCB, FSB                                                        138         6.09                 6.09            14.8          11.4
IXIS Real Estate Capital Inc.                                   119         1.47                 1.23            67.5          59.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                          121        2.43X                2.33X           50.8%         43.0%
====================================================================================================================================

CUT-OFF DATE BALANCES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                      AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                  NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
CUT-OFF DATE BALANCE ($)                     MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

1 - 2,500,000                                            18          20,685,712                   8.9        5.832             126
2,500,001 - 5,000,000                                    18          64,616,635                  27.9        7.056             130
5,000,001 - 7,500,000                                     6          39,055,557                  16.9        6.503             122
7,500,001 - 10,000,000                                    2          15,636,611                   6.7        6.258             136
10,000,001 - 12,500,000                                   2          21,087,454                   9.1        5.190              89
17,500,001 - 20,000,000                                   1          18,436,723                   8.0        4.890             117
20,000,001 - 30,000,000                                   2          52,250,000                  22.5        5.105             115
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                    WEIGHTED        WEIGHTED      WEIGHTED
                                               WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
CUT-OFF DATE BALANCE ($)                        DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
-----------------------------------------------------------------------------------------------------------

1 - 2,500,000                                      8.12                 8.12            16.2          13.6
2,500,001 - 5,000,000                              2.19                 2.19            38.4          30.4
5,000,001 - 7,500,000                              2.47                 2.47            33.2          26.3
7,500,001 - 10,000,000                             1.39                 1.22            62.4          50.7
10,000,001 - 12,500,000                            1.43                 1.26            71.4          65.7
17,500,001 - 20,000,000                            1.28                 1.28            69.6          57.3
20,000,001 - 30,000,000                            1.55                 1.23            74.4          66.1
-----------------------------------------------------------------------------------------------------------
TOTAL:                                            2.43X                2.33X           50.8%         43.0%
===========================================================================================================

Minimum: $156,220
Maximum: $27,500,000
Weighted Average: $4,729,973

                                      I-19

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

STATES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                       AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                   NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
STATE                                    MORTGAGED PROPERTIES         BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

New York                                                  22          72,537,883                  31.3        5.140             119
New Jersey                                                 2          33,606,932                  14.5        5.731             116
Massachusetts                                              2          29,003,209                  12.5        5.653             115
California - Southern                                      3          25,000,000                  10.8        5.238             119
California - Northern                                      1           1,959,522                   0.8        6.380             174
Michigan                                                   4          18,538,392                   8.0        7.488             122
Maryland                                                   4          14,684,027                   6.3        6.659              95
Georgia                                                    2           8,855,153                   3.8        7.928             154
Florida                                                    1           7,736,611                   3.3        7.500             153
Wisconsin                                                  2           6,270,395                   2.7        8.704             102
Illinois                                                   2           5,545,104                   2.4        8.382             129
Kansas                                                     1           3,481,807                   1.5        6.170             175
Iowa                                                       1           2,537,052                   1.1        7.850             128
Oklahoma                                                   1           1,538,869                   0.7        7.670             134
Arizona                                                    1             473,734                   0.2        6.000             117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                 WEIGHTED        WEIGHTED      WEIGHTED
                                            WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                             AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
STATE                                        DSCR (x)             DSCR (x)         LTV (%)       LTV (%)
--------------------------------------------------------------------------------------------------------

New York                                        3.89                 3.89            37.0          31.2
New Jersey                                      1.47                 1.22            67.9          61.8
Massachusetts                                   1.57                 1.29            68.0          57.5
California - Southern                           1.47                 1.23            67.5          59.8
California - Northern                          22.58                22.58             1.9           0.0
Michigan                                        1.63                 1.63            44.3          32.6
Maryland                                        1.52                 1.52            53.2          46.0
Georgia                                         1.28                 1.28            38.2          30.0
Florida                                         1.23                 1.23            51.0          36.0
Wisconsin                                       1.13                 1.13            47.8          40.3
Illinois                                        1.24                 1.24            38.7          30.1
Kansas                                          2.36                 2.36            31.7          23.0
Iowa                                            1.09                 1.09            40.6          32.5
Oklahoma                                        1.01                 1.01            43.8          34.7
Arizona                                         9.66                 9.66            10.2           8.7
--------------------------------------------------------------------------------------------------------
TOTAL:                                         2.43X                2.33X           50.8%         43.0%
========================================================================================================

                                      I-20

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                      AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                  NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
PROPERTY TYPE                           MORTGAGED PROPERTIES         BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily
  Garden                                                 17         107,298,427                  46.3        6.535             122
  Cooperative                                            23          49,528,771                  21.4        5.386             138
  Senior Housing                                          4          27,700,407                  12.0        5.632             121
  Low-Rise                                                2          26,601,960                  11.5        5.316             111
  Mid-Rise                                                2          14,532,195                   6.3        5.297              69
  High-Rise                                               1           6,106,932                   2.6        8.570             104
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                               WEIGHTED        WEIGHTED      WEIGHTED
                                          WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                           AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
PROPERTY TYPE                              DSCR (x)             DSCR (x)         LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------

Multifamily
  Garden                                      1.46                 1.32            57.2          48.9
  Cooperative                                 6.09                 6.09            14.8          11.4
  Senior Housing                              1.26                 1.26            62.8          51.9
  Low-Rise                                    1.54                 1.24            72.3          61.2
  Mid-Rise                                    1.43                 1.43            67.7          61.8
  High-Rise                                   1.22                 1.22            40.1          31.1
------------------------------------------------------------------------------------------------------
TOTAL:                                       2.43X                2.33X           50.8%         43.0%
======================================================================================================

                                      I-21

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
MORTGAGE RATE (%)                           MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 5.000                                                 4          29,905,897                  12.9        4.872             117
5.001 - 5.500                                           15         109,832,947                  47.4        5.155             111
5.501 - 6.000                                            8          14,182,358                   6.1        5.856             165
6.001 - 6.500                                            4          12,961,747                   5.6        6.352             126
6.501 - 7.000                                            1             156,220                   0.1        6.610             116
7.001 - 7.500                                            5          20,311,160                   8.8        7.332             145
7.501 - 8.000                                            5          16,004,517                   6.9        7.794             122
8.001 - 8.500                                            3          10,743,405                   4.6        8.196             129
8.501 - 9.000                                            4          17,670,441                   7.6        8.757             112
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                   WEIGHTED        WEIGHTED      WEIGHTED
                                              WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                               AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
MORTGAGE RATE (%)                              DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
----------------------------------------------------------------------------------------------------------

<= 5.000                                          2.34                 2.34            47.6          39.3
5.001 - 5.500                                     2.41                 2.20            60.7          54.2
5.501 - 6.000                                     5.26                 5.26            25.9          18.6
6.001 - 6.500                                     4.79                 4.79            46.7          39.3
6.501 - 7.000                                     5.35                 5.35             6.0           0.1
7.001 - 7.500                                     1.54                 1.54            44.1          31.7
7.501 - 8.000                                     1.34                 1.34            43.3          33.2
8.001 - 8.500                                     1.39                 1.39            37.3          30.1
8.501 - 9.000                                     1.28                 1.28            40.1          32.3
----------------------------------------------------------------------------------------------------------
TOTAL:                                           2.43X                2.33X           50.8%         43.0%
==========================================================================================================

Minimum: 4.830%
Maximum: 8.970%
Weighted Average: 6.018%

SEASONING
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
SEASONING (MOS.)                            MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

= 0                                                      1           6,500,000                   2.8        5.295             120
1 - 5                                                   23         116,852,313                  50.4        5.162             121
6 - 11                                                   7          35,433,213                  15.3        5.418             120
24 >=                                                   18          72,983,166                  31.5        7.743             120
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                  WEIGHTED        WEIGHTED      WEIGHTED
                                             WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                              AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
SEASONING (MOS.)                              DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
---------------------------------------------------------------------------------------------------------

= 0                                              1.24                 1.24            59.6          49.5
1 - 5                                            2.85                 2.72            51.9          45.8
6 - 11                                           3.39                 3.16            57.2          48.1
24 >=                                            1.39                 1.39            45.0          35.5
---------------------------------------------------------------------------------------------------------
TOTAL:                                          2.43X                2.33X           50.8%         43.0%
=========================================================================================================

Minimum: 0 mos.
Maximum: 114 mos.
Weighted Average: 24 mos.

                                      I-22

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

ORIGINAL TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                       AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                   NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
ORIGINAL TERM TO STATED MATURITY (MOS.)       MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 60                                                      1          10,487,454                   4.5        5.030              59
85 - 120                                                  28         146,558,956                  63.2        5.220             115
121 - 180                                                 12          35,459,613                  15.3        7.867             139
181 - 240                                                  7          35,273,800                  15.2        7.781             125
241 - 300                                                  1           3,988,869                   1.7        5.880             298
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                     WEIGHTED        WEIGHTED      WEIGHTED
                                                WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                 AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)          DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------------

<= 60                                               1.29                 1.29            74.9          69.3
85 - 120                                            2.62                 2.47            55.3          48.4
121 - 180                                           2.74                 2.74            34.9          27.8
181 - 240                                           1.44                 1.44            44.7          32.9
241 - 300                                           4.28                 4.28            16.8           0.7
------------------------------------------------------------------------------------------------------------
TOTAL:                                             2.43X                2.33X           50.8%         43.0%
============================================================================================================

Minimum: 60 mos.
Maximum: 300 mos.
Weighted Average: 144 mos.

REMAINING TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                       AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                   NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
REMAINING TERM TO STATED MATURITY (MOS.)      MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

<= 60                                                      1          10,487,454                   4.5        5.030              59
85 - 120                                                  34         169,301,521                  73.0        5.655             113
121 - 180                                                 13          47,990,848                  20.7        7.526             145
241 - 300                                                  1           3,988,869                   1.7        5.880             298
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                    WEIGHTED        WEIGHTED      WEIGHTED
                                               WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)        DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
-----------------------------------------------------------------------------------------------------------

<= 60                                              1.29                 1.29            74.9          69.3
85 - 120                                           2.44                 2.31            53.5          46.4
121 - 180                                          2.46                 2.46            38.6          28.8
241 - 300                                          4.28                 4.28            16.8           0.7
-----------------------------------------------------------------------------------------------------------
TOTAL:                                            2.43X                2.33X           50.8%         43.0%
===========================================================================================================

Minimum: 59 mos.
Maximum: 298 mos.
Weighted Average: 121 mos.

                                      I-23

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

ORIGINAL AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                       AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                   NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
ORIGINAL AMORTIZATION TERM (MOS.)             MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                              2             850,000                   0.4        5.559             116
121 - 180                                                  1             692,522                   0.3        5.440             117
181 - 240                                                  1             791,497                   0.3        5.870             178
301 - 360                                                 33         199,310,700                  86.0        6.117             117
401 >=                                                     9          24,019,362                  10.4        5.218             117
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                 46        $225,664,081                 97.4%       6.017%             117

Fully Amortizing Loans
61 - 120                                                   1             156,220                   0.1        6.610             116
121 - 180                                                  1           1,959,522                   0.8        6.380             174
241 - 300                                                  1           3,988,869                   1.7        5.880             298
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                  3          $6,104,611                  2.6%       6.059%             254
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                     WEIGHTED        WEIGHTED      WEIGHTED
                                                WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                 AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)                DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------------

BALLOON LOANS
Interest Only                                      29.43                29.43             5.1           5.1
121 - 180                                          10.14                10.14             3.9           1.7
181 - 240                                           8.51                 8.51             4.9           1.8
301 - 360                                           1.63                 1.52            56.8          48.3
401 >=                                              5.66                 5.66            15.2          13.8
------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                          2.22X                2.12X           51.8%         44.2%

Fully Amortizing Loans
61 - 120                                            5.35                 5.35             6.0           0.1
121 - 180                                          22.58                22.58             1.9           0.0
241 - 300                                           4.28                 4.28            16.8           0.7
------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                         10.18X               10.18X           11.7%          0.5%
------------------------------------------------------------------------------------------------------------
TOTAL:                                             2.43x                2.33x           50.8%         43.0%
============================================================================================================

Minimum: 120 mos.
Maximum: 480 mos.
Weighted Average:  365 mos.

REMAINING AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                          PERCENT BY     WEIGHTED        WEIGHTED
                                                                     AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                 NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
REMAINING AMORTIZATION TERM (MOS.)          MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                                         2             850,000                   0.4        5.559             116
  121 - 180                                             1             692,522                   0.3        5.440             117
  181 - 240                                             1             791,497                   0.3        5.870             178
  241 - 300                                            10          44,663,065                  19.3        7.932             121
  301 - 360                                            23         154,647,635                  66.7        5.594             116
  362 >=                                                9          24,019,362                  10.4        5.218             117
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                               46        $225,664,081                 97.4%       6.017%             117

FULLY AMORTIZING LOANS
  61 - 120                                               1             156,220                   0.1        6.610             116
  121 - 180                                              1           1,959,522                   0.8        6.380             174
  241 >=                                                 1           3,988,869                   1.7        5.880             298
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                                3          $6,104,611                  2.6%       6.059%             254
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                   WEIGHTED        WEIGHTED      WEIGHTED
                                              WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                               AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
REMAINING AMORTIZATION TERM (MOS.)             DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
----------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                                 29.43                29.43             5.1           5.1
  121 - 180                                     10.14                10.14             3.9           1.7
  181 - 240                                      8.51                 8.51             4.9           1.8
  241 - 300                                      1.42                 1.42            44.1          33.4
  301 - 360                                      1.70                 1.55            60.4          52.6
  362 >=                                         5.66                 5.66            15.2          13.8
----------------------------------------------------------------------------------------------------------
SUBTOTAL:                                        2.22X                2.12X           51.8%         44.2%

FULLY AMORTIZING LOANS
  61 - 120                                        5.35                 5.35             6.0           0.1
  121 - 180                                      22.58                22.58             1.9           0.0
  241 >=                                          4.28                 4.28            16.8           0.7
----------------------------------------------------------------------------------------------------------
SUBTOTAL:                                       10.18X               10.18X           11.7%          0.5%
----------------------------------------------------------------------------------------------------------
TOTAL:                                           2.43X                2.33X           50.8%         43.0%
==========================================================================================================

Minimum: 116 mos.
Maximum: 479 mos.
Weighted Average:  343 mos.

                                      I-24

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                       AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                   NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
DEBT SERVICE COVERAGE RATIO (X)               MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                2           4,075,921                   1.8        7.782             130
1.11 - 1.20                                                3           9,798,262                   4.2        7.857              97
1.21 - 1.30                                                9          63,667,977                  27.5        6.351             117
1.41 - 1.50                                                2           8,347,053                   3.6        7.283              98
1.51 - 1.60                                                7          82,459,637                  35.6        5.531             118
1.71 - 1.80                                                2           7,163,610                   3.1        6.900             101
1.81 - 1.90                                                1           6,727,460                   2.9        7.230             130
2.01 - 2.50                                                1           3,481,807                   1.5        6.170             175
2.51 - 3.00                                                2          10,470,145                   4.5        5.090             117
3.01 >=                                                   20          35,576,819                  15.4        5.396             141
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                      WEIGHTED        WEIGHTED      WEIGHTED
                                                 WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                  AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
DEBT SERVICE COVERAGE RATIO (X)                   DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
-------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                          1.06                 1.06            41.8          33.3
1.11 - 1.20                                          1.13                 1.13            57.0          48.9
1.21 - 1.30                                          1.26                 1.26            57.3          47.2
1.41 - 1.50                                          1.43                 1.43            52.9          43.6
1.51 - 1.60                                          1.55                 1.28            68.7          60.5
1.71 - 1.80                                          1.78                 1.78            40.5          34.4
1.81 - 1.90                                          1.84                 1.84            38.2          27.5
2.01 - 2.50                                          2.36                 2.36            31.7          23.0
2.51 - 3.00                                          2.62                 2.62            16.6          14.4
3.01 >=                                              7.48                 7.48            12.6           9.4
-------------------------------------------------------------------------------------------------------------
TOTAL:                                              2.43X                2.33X           50.8%         43.0%
=============================================================================================================

Minimum: 1.01x
Maximum: 45.36x
Weighted Average: 2.43x

POST IO PERIOD DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        PERCENT BY     WEIGHTED
                                                                                   AGGREGATE             AGGREGATE      AVERAGE
                                                               NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE
POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)            MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                            2           4,075,921                   1.8        7.782
1.11 - 1.20                                                            3           9,798,262                   4.2        7.857
1.21 - 1.30                                                           13         134,417,977                  58.0        5.711
1.41 - 1.50                                                            2           8,347,053                   3.6        7.283
1.51 - 1.60                                                            3          11,709,637                   5.1        7.926
1.71 - 1.80                                                            2           7,163,610                   3.1        6.900
1.81 - 1.90                                                            1           6,727,460                   2.9        7.230
2.01 - 2.50                                                            1           3,481,807                   1.5        6.170
2.51 - 3.00                                                            2          10,470,145                   4.5        5.090
3.01 >=                                                               20          35,576,819                  15.4        5.396
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                49        $231,768,691                100.0%       6.018%
====================================================================================================================================

                                                           WEIGHTED                          WEIGHTED        WEIGHTED      WEIGHTED
                                                            AVERAGE     WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                          REMAINING      AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)           TERM (MOS.)     DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                                                     130         1.06                 1.06            41.8          33.3
1.11 - 1.20                                                      97         1.13                 1.13            57.0          48.9
1.21 - 1.30                                                     117         1.41                 1.25            65.7          56.8
1.41 - 1.50                                                      98         1.43                 1.43            52.9          43.6
1.51 - 1.60                                                     130         1.54                 1.54            40.8          30.6
1.71 - 1.80                                                     101         1.78                 1.78            40.5          34.4
1.81 - 1.90                                                     130         1.84                 1.84            38.2          27.5
2.01 - 2.50                                                     175         2.36                 2.36            31.7          23.0
2.51 - 3.00                                                     117         2.62                 2.62            16.6          14.4
3.01 >=                                                         141         7.48                 7.48            12.6           9.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                          121        2.43X                2.33X           50.8%         43.0%
====================================================================================================================================

Minimum: 1.01x
Maximum: 45.36x
Weighted Average: 2.33x

                                      I-25

                                                     APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            PERCENT BY     WEIGHTED        WEIGHTED
                                                                       AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                   NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
LOAN-TO-VALUE RATIO (%)                       MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                                 8           5,721,593                   2.5        5.910             144
10.1 - 20.0                                               11          33,808,157                  14.6        5.199             138
20.1 - 30.0                                                5          13,889,291                   6.0        7.083             121
30.1 - 40.0                                                6          20,688,910                   8.9        7.435             142
40.1 - 50.0                                                7          29,275,527                  12.6        7.789             118
50.1 - 60.0                                                5          25,183,170                  10.9        7.003             123
60.1 - 70.0                                                2          29,036,723                  12.5        5.058             117
70.1 - 75.0                                                5          74,165,321                  32.0        5.147             106
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                       WEIGHTED        WEIGHTED      WEIGHTED
                                                  WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                   AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
LOAN-TO-VALUE RATIO (%)                            DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
--------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                           16.59                16.59             4.1           2.3
10.1 - 20.0                                           5.19                 5.19            13.0           9.6
20.1 - 30.0                                           2.55                 2.55            26.6          23.0
30.1 - 40.0                                           1.62                 1.62            36.5          27.4
40.1 - 50.0                                           1.37                 1.37            43.5          34.3
50.1 - 60.0                                           1.28                 1.28            55.0          43.7
60.1 - 70.0                                           1.39                 1.27            69.0          59.1
70.1 - 75.0                                           1.49                 1.23            74.3          66.4
--------------------------------------------------------------------------------------------------------------
TOTAL:                                               2.43X                2.33X           50.8%         43.0%
==============================================================================================================

Minimum: 1.8%
Maximum: 74.9%
Weighted Average: 50.8%

BALLOON LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           PERCENT BY     WEIGHTED        WEIGHTED
                                                                      AGGREGATE             AGGREGATE      AVERAGE         AVERAGE
                                                  NUMBER OF        CUT-OFF DATE          CUT-OFF DATE     MORTGAGE       REMAINING
BALLOON LOAN-TO-VALUE RATIO (%)              MORTGAGE LOANS          BALANCE ($)           BALANCE (%)     RATE (%)     TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                               15          22,041,206                   9.5        5.527             156
10.1 - 20.0                                               5          19,385,760                   8.4        5.057             116
20.1 - 30.0                                               8          27,937,159                  12.1        7.219             138
30.1 - 40.0                                               9          37,711,223                  16.3        8.010             127
40.1 - 50.0                                               4          17,498,750                   7.6        6.664             110
50.1 - 55.0                                               1           3,992,550                   1.7        6.500              93
55.1 - 60.0                                               1          18,436,723                   8.0        4.890             117
60.1 - 65.0                                               3          38,877,867                  16.8        5.288             111
65.1 - 70.0                                               3          45,887,454                  19.8        5.074             105
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   49        $231,768,691                100.0%       6.018%             121
====================================================================================================================================

                                                                     WEIGHTED        WEIGHTED      WEIGHTED
                                                WEIGHTED              AVERAGE         AVERAGE       AVERAGE
                                                 AVERAGE       POST IO PERIOD    CUT-OFF DATE       BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)                  DSCR (X)             DSCR (X)         LTV (%)       LTV (%)
------------------------------------------------------------------------------------------------------------

0.0 - 10.0                                          8.79                 8.79            10.1           6.0
10.1 - 20.0                                         4.41                 4.41            14.5          12.5
20.1 - 30.0                                         1.95                 1.95            32.1          25.1
30.1 - 40.0                                         1.28                 1.28            44.0          33.4
40.1 - 50.0                                         1.39                 1.39            54.6          45.1
50.1 - 55.0                                         1.42                 1.42            58.4          51.0
55.1 - 60.0                                         1.28                 1.28            69.6          57.3
60.1 - 65.0                                         1.53                 1.24            72.8          63.1
65.1 - 70.0                                         1.48                 1.23            74.2          68.2
------------------------------------------------------------------------------------------------------------
TOTAL:                                             2.43X                2.33X           50.8%         43.0%
============================================================================================================

Minimum: 0.0%
Maximum: 69.3%
Weighted Average: 43.0%

                                      I-26

                                                      APPENDIX I
                                             MORTGAGE POOL INFORMATION
                                                    LOAN GROUP 2

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-05          OCT-06          OCT-07           OCT-08          OCT-09
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                        98.28%          93.81%          92.63%           84.83%          83.65%
Yield Maintenance Total                            1.72%           6.19%           7.37%           15.17%          16.35%
Prepayment Premium Total                           0.00%           0.00%           0.00%            0.00%           0.00%
Open                                               0.00%           0.00%           0.00%            0.00%           0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%         100.00%          100.00%         100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $231,768,691    $229,243,625    $226,468,413     $223,517,597    $220,255,947
% Initial Pool Balance                           100.00%          98.91%          97.71%           96.44%          95.03%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-10          OCT-11          OCT-12
-----------------------------------------------------------------------------------------

Locked Out                                        67.71%          67.87%          55.25%
Yield Maintenance Total                           32.29%          32.13%          43.19%
Prepayment Premium Total                           0.00%           0.00%           0.00%
Open                                               0.00%           0.00%           1.56%
-----------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%         100.00%
-----------------------------------------------------------------------------------------
Pool Balance Outstanding                    $207,050,567    $202,994,577    $198,695,268
% Initial Pool Balance                            89.34%          87.58%          85.73%
-----------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                           OCT-13          OCT-14          OCT-15           OCT-16          OCT-17
------------------------------------------------------------------------------------------------------------------------------

Locked Out                                        50.72%          50.17%          23.35%           13.64%          13.00%
Yield Maintenance Total                           45.20%          30.85%          67.69%           68.84%          58.33%
Prepayment Premium Total                           2.19%           6.23%           0.00%            0.00%           4.70%
Open                                               1.89%          12.75%           8.96%           17.51%          23.98%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                           100.00%         100.00%         100.00%          100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                    $180,388,666    $165,428,156     $40,675,200      $26,985,684     $19,206,002
% Initial Pool Balance                            77.83%          71.38%          17.55%           11.64%           8.29%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                              OCT-18          OCT-19
--------------------------------------------------------------------------------------------

Locked Out                                           28.73%           0.00%
Yield Maintenance Total                              63.25%          64.69%
Prepayment Premium Total                              8.02%           5.54%
Open                                                  0.00%          29.77%
--------------------------------------------------------------------------------------------
TOTALS                                              100.00%         100.00%
--------------------------------------------------------------------------------------------
Pool Balance Outstanding                         $8,427,824      $7,860,276
% Initial Pool Balance                                3.64%           3.39%
--------------------------------------------------------------------------------------------

Notes:
(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance
(3) DEF/YM1 loans have been modeled as Yield Maintenance

                                      I-27

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

   Mortgage        CMSA         CMSA      Mortgage        Property Name(2)
    Loan No.     Loan No.   Property No.  Loan Seller(1)
------------------------------------------------------------------------------------------------------------------------------------

       1            1          1-001      MSMC            195 Broadway
       2            2          2-001      MSMC            1875 K Street
       3            3          3-001      IXIS            L-3 Communications
       4            4          4-001      IXIS            69th Street Philadelphia (I)
       5            5          5-001      MSMC            Equitable Plaza Building
       6            6          6-001      IXIS            Central Mall Fort Smith
       7            7          7-001      MSMC            Key West Hilton Resort
       8            8          8-001      MSMC            Six Penn Center
       9            9          9-001      IXIS            606 Olive Street
      10            10         10-001     IXIS            Cortana Mall
      11            11         11-001     MSMC            Evergreen at Timber Glen Apartments
                    12                                    Marriott Houston Portfolio
      12                       12-001     MSMC            Marriott Courtyard - Downtown Houston(II)
      13                       12-002     MSMC            Marriott Residence Inn - Downtown Houston(II)
      14            13         13-001     MSMC            Northeastern Apartments
      15            14         14-001     MSMC            Derry Meadows Shoppes
      16            15         15-001     MSMC            Two Sound View Drive
      17            16         16-001     MSMC            Paradise Plaza
      18            17         17-001     MSMC            Spook Rock Apartments
      19            18         18-001     IXIS            Barnyard
      20            19         19-001     MSMC            Raintree Professional Building
      21            20         20-001     IXIS            Highgate Commons Shopping Center
      22            21         21-001     MSMC            350 Sansome Street
      23            22         22-001     MSMC            201 Industrial Way West
      24            23         23-001     IXIS            Front Gate Plaza
      25            24         24-001     IXIS            Medford Estates
      26            25         25-001     IXIS            Palm Beach Plantation
      27            26         26-001     IXIS            Plummer Street
      28            27         27-001     MSMC            99 Suffolk Street
      29            28         28-001     MSMC            Wingate Inn Portfolio - East Windsor Park (A)
      30            29         29-001     MSMC            Wingate Inn Portfolio - Jacksonville Airport (A)
      31            30         30-001     MSMC            Alamo Plaza
      32            31         31-001     MSMC            Portsmouth Courtyard by Marriott
      33            32         32-001     IXIS            Niles Canyon Estates
      34            33         33-001     IXIS            Aborn Road
      35            34         34-001     MSMC            Hampton Inn - St. Augustine
      36            35         35-001     IXIS            Walkersville Shopping Center
      37            36         36-001     IXIS            PH - American Tire/Furniture Row
      38            37         37-001     NCB, FSB        Cannon Point North, Inc.
      39            38         38-001     IXIS            The Regent
      40            39         39-001     IXIS            Mountain View Plaza
      41            40         40-001     SunTrust        Empire Medical Building
      42            41         41-001     MassMutual      Whispering Pines Apartments
      43            42         42-001     NCB, FSB        Barrett Office Center I & II
      44            43         43-001     NCB, FSB        Fountains Clove Road Apartments, Inc
      45            44         44-001     IXIS            Sierra Apartments
      46            45         45-001     MSMC            Corte Freccia
      47            46         46-001     NCB, FSB        33 Greenwich Owners Corp.
      48            47         47-001     MassMutual      Arbor Pointe Apts - Phase I
      49            48         48-001     IXIS            Los Feliz Apartments
      50            49         49-001     NCB, FSB        Neptune Towers Cooperative, Inc.
      51            50         50-001     MassMutual      Villas Of Mission Bend
      52            51         51-001     MassMutual      Fairview Apartments
      53            52         52-001     NCB, FSB        720 Park Avenue Corporation
      54            53         53-001     IXIS            Colleyville Town Square
      55            54         54-001     SunTrust        SunTrust Building
      56            55         55-001     SunTrust        Courthouse Metro Plaza
      57            56         56-001     MassMutual      Magnolia Creste Apartments
      58            57         57-001     NCB, FSB        60 E. 9th St. Owners Corp.
      59            58         58-001     MSMC            BI-LO Chattanooga
      60            59         59-001     MSMC            Sportsman Warehouse - Bend
      61            60         60-001     IXIS            Peak Professional Plaza
      62            61         61-001     MSMC            BI-LO Dayton
      63            62         62-001     MassMutual      Waterford West Apartments
      64            63         63-001     MSMC            The Gap - Astoria
      65            64         64-001     NCB, FSB        700 Park Corp.
      66            65         65-001     SunTrust        Walgreen's - Athens
      67            66         66-001     NCB, FSB        Park 65 Realty Corp.
      68            67         67-001     MassMutual      Clare Meadows
      69            68         68-001     MSMC            Home Depot Overland
      70            69         69-001     MassMutual      Green Meadow Apartments
      71            70         70-001     MassMutual      Willow Trace Apartments
      72            71         71-001     NCB, FSB        Chateau Villa Corp.
      73            72         72-001     IXIS            WN - McDonald's
      74            73         73-001     IXIS            Melrose Place
      75            74         74-001     MassMutual      Largo Center Apartments
      76            75         75-001     IXIS            Lion Alvin Center
      77            76         76-001     MassMutual      Henson Creek Phase I
      78            77         77-001     NCB, FSB        16 N. Broadway Owners, Inc.
      79            78         78-001     NCB, FSB        Gateway Apartment Owners Corp.
      80            79         79-001     UCMFI           Viera Self-Storage
      81            80         80-001     UCMFI           Allied Realty
      82            81         81-001     MSMC            Lowe's Ground Lease
      83            82         82-001     MSMC            4400 Costello Way
      84            83         83-001     NCB, FSB        280-290 Collins Owners Corp.
      85            84         84-001     SunTrust        CVS - Bartow
      86            85         85-001     MSMC            Rite Aid - Ontario, CA
      87            86         86-001     MassMutual      Rainier Manor Apartments
      88            87         87-001     MSMC            Conquistador Plaza II
      89            88         88-001     NCB, FSB        Anchorage Airport Business Park
      90            89         89-001     NCB, FSB        Colonial Park Townehouses Cooperative, Inc.
      91            90         90-001     UCMFI           Hatch Law Firm
      92            91         91-001     NCB, FSB        FBI Annex Building
      93            92         92-001     MSMC            Paradise Shoppes at Boynton Beach
      94            93         93-001     MSMC            BI-LO Blairsville
      95            94         94-001     UCMFI           Cooper Street Retail
      96            95         95-001     MassMutual      Henson Creek Manor
      97            96         96-001     NCB, FSB        233 East 70th Street Owners Corp.
      98            97         97-001     MassMutual      Heritage Walton Reserve Apartments
      99            98         98-001     IXIS            PH - Joes Crab Shack, Outback, Krispy Kreme
      100           99         99-001     NCB, FSB        67th Road Housing Corporation
      101          100        100-001     NCB, FSB        357 East 57th Street Realty Corp.
      102          101        101-001     MassMutual      Sun Valley Apartments
      103          102        102-001     MSMC            227 Merrick Boulevard
      104          103        103-001     SunTrust        Armory Road Self Storage
                   104                                    Huntington Park Retail Portfolio
      105                     104-001     UCMFI           Casablanca Plaza (III)
      106                     104-002     UCMFI           El Dorado Plaza (III)
      107                     104-003     UCMFI           Rodeo Plaza (III)
      108          105        105-001     UCMFI           Engineer Road Industrial
      109          106        106-001     MSMC            Heraeus Building
      110          107        107-001     UCMFI           Highlands Place Retail
      111          108        108-001     MSMC            BI-LO Hartsville
      112          109        109-001     MassMutual      Silver Oaks At Waterford Apartments
      113          110        110-001     SunTrust        Avenues North
      114          111        111-001     NCB, FSB        350 Cabrini Owners Corp.
      115          112        112-001     MassMutual      Deer Ridge Apartments
      116          113        113-001     MassMutual      Arbor Pointe Apts - Phase II
      117          114        114-001     NCB, FSB        Bleecker Tower Tenants Corp.
      118          115        115-001     UCMFI           Atlantic Self Storage - Hampton
      119          116        116-001     NCB, FSB        310 Lexington Owners Corp.
      120          117        117-001     NCB, FSB        309-317 West 93 Owners Corp.
      121          118        118-001     NCB, FSB        319 East 50th Street Owners Corp.
      122          119        119-001     NCB, FSB        Croyden Apts., Inc.
      123          120        120-001     IXIS            Windsor Court
      124          121        121-001     IXIS            PH - TGIF/Souplantation
      125          122        122-001     UCMFI           Patton Station Office
      126          123        123-001     NCB, FSB        Centrentset Corp.
      127          124        124-001     NCB, FSB        Connecticut Owners Corp.
      128          125        125-001     NCB, FSB        Vermont Owners Corp.
      129          126        126-001     NCB, FSB        AMTI Building
      130          127        127-001     IXIS            Ridgely Plaza
      131          128        128-001     NCB, FSB        Harrison Commons, Ltd.
      132          129        129-001     NCB, FSB        Roblinn Corp.
      133          130        130-001     UCMFI           Fullerton Marketplace
      134          131        131-001     NCB, FSB        St. Francis Apartments
      135          132        132-001     NCB, FSB        230 Tenants Corporation
      136          133        133-001     NCB, FSB        61 Bronx River Road Owners, Inc.
      137          134        134-001     UCMFI           Battlefield Parkway Retail
      138          135        135-001     MassMutual      Jolly Aire Apartments
      139          136        136-001     UCMFI           Meadowbrook Shopping Center
      140          137        137-001     UCMFI           Saratoga Crossings Office
      141          138        138-001     UCMFI           Rivers Bend Medical Office
      142          139        139-001     UCMFI           Okee Mango Industrial
      143          140        140-001     NCB, FSB        86-10 Owners Corp.
      144          141        141-001     NCB, FSB        Mansion House Owners Corp.
      145          142        142-001     UCMFI           Liberty Place Retail Center
      146          143        143-001     UCMFI           Spencer, Mulally, Gralla
      147          144        144-001     UCMFI           Beck Road Warehouse
      148          145        145-001     UCMFI           200 Ottley Drive NE
      149          146        146-001     MassMutual      Villa De Vey Apartments
      150          147        147-001     UCMFI           12322 East Freeway
      151          148        148-001     NCB, FSB        444 East 87th Street Owners Corp.
      152          149        149-001     NCB, FSB        The Shops at Thames Boulevard
      153          150        150-001     UCMFI           9019 Washington
      154          151        151-001     UCMFI           Bankers Circle
      155          152        152-001     NCB, FSB        Rite Aid Drug Store
      156          153        153-001     NCB, FSB        116 East 63rd Street Corporation
      157          154        154-001     NCB, FSB        Starbucks Plaza
      158          155        155-001     NCB, FSB        320 W. 89th St. Owners Corp.
      159          156        156-001     MSMC            2800 South Columbia Road
      160          157        157-001     UCMFI           Glensprings Office
      161          158        158-001     NCB, FSB        74th Street Apartments, Inc.
      162          159        159-001     UCMFI           Stonehenge II Apartments
      163          160        160-001     UCMFI           Atlantic Self Storage Woodbridge
      164          161        161-001     NCB, FSB        328 Owners Corp.
      165          162        162-001     UCMFI           Dal-Tile
      166          163        163-001     NCB, FSB        40 W. 22nd St. Tenants Cooperative Corp.
      167          164        164-001     UCMFI           Tarzana Retail
      168          165        165-001     UCMFI           BohanNon Drive
      169          166        166-001     NCB, FSB        225 Park Owners Corp.
      170          167        167-001     NCB, FSB        Grand Loft Corporation
      171          168        168-001     UCMFI           Cascade Industrial Park
      172          169        169-001     UCMFI           Redwood Road Industrial Plaza
      173          170        170-001     NCB, FSB        Spring Street Studio, Inc.
      174          171        171-001     UCMFI           Coral Gables Center
      175          172        172-001     NCB, FSB        Two Jane Street Owners Corp.
      176          173        173-001     NCB, FSB        119 West 71st Street Owners Corp.
      177          174        174-001     NCB, FSB        Clark Street Tenants Corp.
      178          175        175-001     NCB, FSB        Bleecker Street Operating Corp.
      179          176        176-001     NCB, FSB        162 East 80th Tenants Inc.
      180          177        177-001     IXIS            WN - Bank of America
      181          178        178-001     NCB, FSB        166 West 76th Apartment Corp.
      182          179        179-001     NCB, FSB        Palmer Avenue Owners, Inc.
      183          180        180-001     NCB, FSB        687 West 204th Street Corporation
      184          181        181-001     UCMFI           Bentley Hills Apartments
      185          182        182-001     UCMFI           Foley Park Apartments
      186          183        183-001     NCB, FSB        324 East 35th Street Owners Corp.
      187          184        184-001     NCB, FSB        Remsen Owners Corporation
      188          185        185-001     NCB, FSB        Pondfield Apartments Inc.
      189          186        186-001     NCB, FSB        Whitney Realty Corp.
      190          187        187-001     NCB, FSB        375 Lincoln Place
      191          188        188-001     NCB, FSB        20-26 North Moore Street Corp.
      192          189        189-001     NCB, FSB        146 West 82 Owners' Corp.
      193          190        190-001     UCMFI           Fleetwood Court Warehouse
      194          191        191-001     NCB, FSB        133 Mercer St. Housing Corp.
      195          192        192-001     NCB, FSB        467 Pacific Owners Corp.
      196          193        193-001     UCMFI           Washington Durham
      197          194        194-001     NCB, FSB        55 Midblock Tenants Corp.
      198          195        195-001     NCB, FSB        Dylan House, Ltd.
      199          196        196-001     NCB, FSB        Bethany Crest Cooperative Corporation No. 6
      200          197        197-001     NCB, FSB        Sea Breeze Town Houses Owners, Inc.
      201          198        198-001     NCB, FSB        121 W. 82 Corp.
      202          199        199-001     NCB, FSB        Wooster 100 Realty, Ltd.
      203          200        200-001     UCMFI           Austin Boulevard Warehouse
      204          201        201-001     NCB, FSB        30 Wall Street Apartment Corporation
      205          202        202-001     NCB, FSB        18 Housing Corporation
      206          203        203-001     NCB, FSB        170 East 92nd Street Owners, Inc.
      207          204        204-001     NCB, FSB        155 W. 80 Realty Corp.
      208          205        205-001     NCB, FSB        Quaboag Valley Mobile Home Park
      209          206        206-001     NCB, FSB        Mid-Carroll Corp.
      210          207        207-001     NCB, FSB        102 Bedford Street Owners Corp.
      211          208        208-001     NCB, FSB        39 1/2 Washington Square Corp.
      212          209        209-001     NCB, FSB        Fifth 169 Owners Corp.
      213          210        210-001     NCB, FSB        112 East 83rd Street Tenants' Corp.

Totals and Weighted Averages:

   Mortgage         Loan      X-Y Class      Original Balance          Cut-Off Date                      NOI                    NCF
    Loan No.        Group                                                 Balance(3)                  DSCR(4)                DSCR(4)
------------------------------------------------------------------------------------------------------------------------------------

       1              1           No             $196,000,000          $196,000,000                     1.44                   1.37
       2              1           No              $85,000,000           $85,000,000                     1.54                   1.48
       3              1           No              $84,000,000           $84,000,000                     2.09                   1.98
       4              1           No              $65,000,000           $65,000,000                     1.56                   1.48
       5              1           No              $59,000,000           $59,000,000                     1.50                   1.33
       6              1           No              $58,800,000           $58,800,000                     1.72                   1.61
       7              1           No              $50,000,000           $49,940,806                     2.43                   2.15
       8              1           No              $49,000,000           $49,000,000                     1.92                   1.76
       9              1           No              $40,000,000           $39,913,438                     1.52                   1.38
      10              1           No              $40,000,000           $39,908,928                     2.43                   2.28
      11              2           No              $27,500,000           $27,500,000                     1.58                   1.53

      12              1           No              $13,755,000           $13,755,000                     1.99                   1.75
      13              1           No              $11,745,000           $11,745,000                     1.99                   1.75
      14              2           No              $24,750,000           $24,750,000                     1.61                   1.57
      15              1           No              $21,500,000           $21,500,000                     1.95                   1.86
      16              1           No              $21,000,000           $21,000,000                     1.40                   1.40
      17              1           No              $20,000,000           $20,000,000                     1.71                   1.64
      18              2           No              $18,500,000           $18,436,723                     1.34                   1.28
      19              1           No              $16,850,000           $16,850,000                     1.64                   1.55
      20              1           No              $14,500,000           $14,469,116                     1.60                   1.48
      21              1           No              $14,000,000           $14,000,000                     1.91                   1.67
      22              1           No              $12,000,000           $12,000,000                     1.98                   1.59
      23              1           No              $11,700,000           $11,673,142                     1.29                   1.23
      24              1           No              $11,600,000           $11,600,000                     1.73                   1.63
      25              1           No              $11,100,000           $11,100,000                     1.63                   1.61
      26              1           No              $10,800,000           $10,800,000                     1.61                   1.59
      27              2           No              $10,600,000           $10,600,000                     1.62                   1.57
      28              2           No              $10,500,000           $10,487,454                     1.30                   1.29
      29              1           No               $6,300,000            $6,272,026                     1.86                   1.65
      30              1           No               $4,200,000            $4,181,350                     1.86                   1.65
      31              1           No              $10,500,000           $10,433,983                     1.30                   1.22
      32              1           No              $10,000,000            $9,988,161                     2.71                   2.43
      33              1           No               $9,500,000            $9,500,000                     1.75                   1.73
      34              1           No               $9,500,000            $9,489,504                     1.38                   1.30
      35              1           No               $9,200,000            $9,158,436                     1.94                   1.75
      36              1           No               $8,700,000            $8,700,000                     1.43                   1.35
      37              1           No               $8,150,000            $8,150,000                     1.29                   1.22
      38              1           No               $7,900,000            $7,900,000                    33.15                  33.15
      39              2          Yes               $7,900,000            $7,900,000                     1.57                   1.54
      40              1           No               $7,800,000            $7,800,000                     1.88                   1.75
      41              1           No               $7,750,000            $7,750,000                     2.12                   1.86
      42              2           No               $8,205,000            $7,736,611                     1.28                   1.23
      43              1           No               $7,575,000            $7,575,000                     1.81                   1.74
      44              2           No               $7,500,000            $7,474,126                     2.58                   2.58
      45              1          Yes               $7,100,000            $7,091,485                     1.39                   1.27
      46              1           No               $7,000,000            $6,991,558                     1.48                   1.37
      47              1           No               $7,000,000            $6,986,940                     5.15                   5.15
      48              2          Yes               $7,376,000            $6,727,460                     1.91                   1.84
      49              2           No               $6,500,000            $6,500,000                     1.30                   1.24
      50              2           No               $6,500,000            $6,474,463                     6.50                   6.50
      51              1          Yes               $6,500,000            $6,205,112                     1.25                   1.20
      52              2           No               $6,800,000            $6,106,932                     1.26                   1.22
      53              1           No               $6,000,000            $6,000,000                    20.50                  20.50
      54              1          Yes               $6,000,000            $6,000,000                     1.63                   1.52
      55              1           No               $6,000,000            $5,986,409                     1.70                   1.41
      56              1           No               $6,000,000            $5,802,791                     1.47                   1.36
      57              2           No               $5,920,000            $5,772,575                     1.32                   1.27
      58              1           No               $5,600,000            $5,593,370                     8.03                   8.03
      59              1          Yes               $5,299,400            $5,282,750                     1.57                   1.48
      60              1           No               $5,000,000            $5,000,000                     2.23                   2.08
      61              1           No               $5,000,000            $5,000,000                     1.60                   1.49
      62              1           No               $5,005,000            $4,989,275                     1.56                   1.48
      63              2           No               $5,425,000            $4,920,855                     1.62                   1.54
      64              1           No               $4,750,000            $4,738,998                     1.31                   1.26
      65              1           No               $4,600,000            $4,600,000                    22.07                  22.07
      66              1          Yes               $4,570,000            $4,522,496                     1.11                   1.11
      67              1           No               $4,500,000            $4,500,000                    16.05                  16.05
      68              2          Yes               $4,710,000            $4,418,435                     1.20                   1.14
      69              1           No               $4,425,000            $4,386,203                     1.23                   1.23
      70              2           No               $4,915,000            $4,354,503                     1.51                   1.44
      71              2           No               $4,375,000            $4,253,209                     1.59                   1.55
      72              2           No               $4,250,000            $4,242,822                     6.00                   6.00
      73              1          Yes               $4,200,000            $4,200,000                     1.32                   1.26
      74              1           No               $4,100,000            $4,087,033                     1.73                   1.65
      75              2           No               $4,150,000            $4,044,741                     1.86                   1.79
      76              1           No               $4,000,000            $3,995,580                     1.64                   1.53
      77              2           No               $4,100,000            $3,992,550                     1.48                   1.42
      78              2           No               $4,000,000            $3,988,869                     4.28                   4.28
      79              1          Yes               $4,000,000            $3,978,618                     3.88                   3.88
      80              1          Yes               $4,000,000            $3,965,436                     1.65                   1.61
      81              1           No               $4,000,000            $3,949,014                     1.26                   1.15
      82              1           No               $3,700,000            $3,687,290                     1.20                   1.20
      83              1           No               $3,600,000            $3,600,000                     1.70                   1.58
      84              2           No               $3,600,000            $3,575,783                     4.80                   4.80
      85              1          Yes               $3,600,000            $3,559,968                     1.38                   1.38
      86              1           No               $3,550,000            $3,545,687                     1.35                   1.34
      87              2           No               $3,650,000            $3,527,867                     1.19                   1.12
      88              1           No               $3,500,000            $3,489,557                     1.39                   1.24
      89              1           No               $3,500,000            $3,483,831                     2.21                   2.08
      90              2           No               $3,498,000            $3,481,807                     2.36                   2.36
      91              1          Yes               $3,500,000            $3,437,684                     1.10                   1.01
      92              1           No               $3,300,000            $3,238,346                     1.13                   1.11
      93              1           No               $3,200,000            $3,186,791                     1.27                   1.21
      94              1           No               $3,195,000            $3,184,962                     1.53                   1.43
      95              1           No               $3,150,000            $3,129,251                     1.48                   1.35
      96              2           No               $3,325,000            $3,118,869                     1.85                   1.77
      97              1           No               $3,100,000            $3,100,000                    11.46                  11.46
      98              2          Yes               $3,105,000            $3,082,578                     1.36                   1.30
      99              1           No               $3,075,000            $3,075,000                     1.29                   1.23
      100             2           No               $3,000,000            $2,996,018                     2.73                   2.73
      101             1          Yes               $2,900,000            $2,900,000                    10.82                  10.82
      102             2          Yes               $3,150,000            $2,891,865                     1.31                   1.25
      103             1           No               $2,900,000            $2,872,181                     1.47                   1.41
      104             1           No               $2,850,000            $2,839,737                     1.26                   1.24

      105             1           No                 $960,000              $943,065                     1.59                   1.41
      106             1           No                 $960,000              $943,065                     1.59                   1.41
      107             1           No                 $960,000              $943,065                     1.59                   1.41
      108             1           No               $2,800,000            $2,791,205                     1.44                   1.27
      109             1           No               $2,756,436            $2,753,618                     1.42                   1.31
      110             1           No               $2,700,000            $2,693,678                     1.72                   1.61
      111             1           No               $2,701,000            $2,692,514                     1.76                   1.65
      112             2           No               $2,735,000            $2,653,239                     1.30                   1.22
      113             1           No               $2,625,000            $2,619,178                     1.69                   1.49
      114             1           No               $2,600,000            $2,588,772                     5.31                   5.31
      115             2          Yes               $2,650,000            $2,537,052                     1.17                   1.09
      116             2           No               $2,780,000            $2,535,574                     1.60                   1.54
      117             1           No               $2,500,000            $2,500,000                    12.05                  12.05
      118             1          Yes               $2,450,000            $2,378,547                     2.15                   2.10
      119             1           No               $2,300,000            $2,300,000                    19.06                  19.06
      120             1          Yes               $2,250,000            $2,250,000                    12.94                  12.94
      121             1          Yes               $2,200,000            $2,200,000                     9.57                   9.57
      122             2          Yes               $2,200,000            $2,195,813                     6.70                   6.70
      123             1          Yes               $2,200,000            $2,195,413                     1.67                   1.29
      124             1           No               $2,100,000            $2,100,000                     1.39                   1.33
      125             1           No               $2,100,000            $2,095,274                     1.31                   1.17
      126             1           No               $2,100,000            $2,089,138                    11.44                  11.44
      127             2          Yes               $2,000,000            $1,997,524                     6.87                   6.87
      128             2          Yes               $2,000,000            $1,997,524                     6.63                   6.63
      129             1          Yes               $2,000,000            $1,995,963                     1.87                   1.73
      130             1           No               $2,000,000            $1,995,830                     2.55                   2.38
      131             1           No               $2,000,000            $1,992,707                     5.45                   5.45
      132             1          Yes               $2,000,000            $1,991,093                     2.72                   2.72
      133             1          Yes               $2,000,000            $1,990,904                     1.34                   1.23
      134             2           No               $2,000,000            $1,959,522                    22.58                  22.58
      135             1          Yes               $1,900,000            $1,900,000                     8.57                   8.57
      136             2          Yes               $1,900,000            $1,897,216                     4.65                   4.65
      137             1          Yes               $1,900,000            $1,886,508                     1.32                   1.20
      138             2           No               $1,955,000            $1,851,960                     1.21                   1.11
      139             1           No               $1,825,000            $1,820,816                     1.33                   1.16
      140             1           No               $1,825,000            $1,819,319                     1.34                   1.21
      141             1           No               $1,800,000            $1,800,000                     1.25                   1.10
      142             1           No               $1,690,000            $1,686,061                     1.34                   1.19
      143             2           No               $1,625,000            $1,623,979                     3.84                   3.84
      144             1          Yes               $1,600,000            $1,593,007                    17.30                  17.30
      145             1          Yes               $1,600,000            $1,584,492                     1.21                   1.09
      146             1           No               $1,600,000            $1,582,735                     1.38                   1.22
      147             1           No               $1,600,000            $1,562,020                     1.42                   1.21
      148             1           No               $1,550,000            $1,546,463                     1.47                   1.31
      149             2           No               $1,600,000            $1,538,869                     1.15                   1.01
      150             1           No               $1,550,000            $1,516,749                     1.34                   1.19
      151             1           No               $1,500,000            $1,495,584                     4.89                   4.89
      152             1          Yes               $1,500,000            $1,493,979                     1.45                   1.41
      153             1           No               $1,500,000            $1,467,688                     1.19                   1.09
      154             1           No               $1,450,000            $1,420,886                     1.40                   1.12
      155             1           No               $1,405,000            $1,398,729                     1.73                   1.67
      156             1           No               $1,400,000            $1,396,850                    30.02                  30.02
      157             1          Yes               $1,400,000            $1,395,572                     1.80                   1.75
      158             1           No               $1,325,000            $1,316,240                     7.87                   7.87
      159             1          Yes               $1,300,000            $1,296,419                     1.96                   1.94
      160             1           No               $1,275,000            $1,269,295                     1.75                   1.42
      161             1           No               $1,250,000            $1,250,000                    29.13                  29.13
      162             1          Yes               $1,250,000            $1,241,689                     1.52                   1.34
      163             1           No               $1,250,000            $1,238,813                     1.63                   1.60
      164             1           No               $1,200,000            $1,200,000                    18.61                  18.61
      165             1          Yes               $1,200,000            $1,183,962                     1.26                   1.16
      166             1           No               $1,100,000            $1,098,216                    16.53                  16.53
      167             1          Yes               $1,100,000            $1,092,530                     1.40                   1.27
      168             1           No               $1,100,000            $1,076,538                     1.28                   1.13
      169             2           No               $1,050,000            $1,042,896                     9.17                   9.17
      170             1          Yes               $1,000,000              $992,947                    29.34                  29.34
      171             1          Yes               $1,000,000              $972,456                     1.47                   1.19
      172             1           No               $1,000,000              $972,456                     1.35                   1.13
      173             1           No                 $950,000              $950,000                     8.22                   8.22
      174             1          Yes                 $950,000              $922,720                     1.27                   1.14
      175             1           No                 $900,000              $897,419                     5.20                   5.20
      176             1          Yes                 $900,000              $895,341                    17.49                  17.49
      177             1          Yes                 $890,000              $887,908                    18.08                  18.08
      178             1          Yes                 $885,000              $882,003                     9.85                   9.85
      179             1          Yes                 $875,000              $871,018                    22.03                  22.03
      180             1          Yes                 $850,000              $850,000                     1.32                   1.26
      181             1           No                 $800,000              $795,900                    10.72                  10.72
      182             2          Yes                 $800,000              $793,497                     5.87                   5.87
      183             2          Yes                 $795,000              $791,497                     8.51                   8.51
      184             1          Yes                 $750,000              $741,918                     1.88                   1.66
      185             1           No                 $750,000              $738,984                     1.27                   1.15
      186             1           No                 $720,000              $719,326                     5.93                   5.93
      187             1          Yes                 $720,000              $719,155                     8.07                   8.07
      188             1          Yes                 $700,000              $699,565                     9.42                   9.42
      189             1          Yes                 $700,000              $698,418                     5.28                   5.28
      190             2          Yes                 $700,000              $692,522                    10.14                  10.14
      191             1          Yes                 $690,000              $690,000                    37.78                  37.78
      192             1          Yes                 $675,000              $673,488                     6.55                   6.55
      193             1          Yes                 $650,000              $631,411                     1.58                   1.44
      194             1           No                 $600,000              $599,322                    13.99                  13.99
      195             2          Yes                 $595,000              $594,002                     5.92                   5.92
      196             1          Yes                 $620,000              $592,721                     1.18                   1.10
      197             1           No                 $510,000              $510,000                    12.54                  12.54
      198             2          Yes                 $500,000              $500,000                    45.36                  45.36
      199             2          Yes                 $475,000              $473,734                     9.66                   9.66
      200             1          Yes                 $400,000              $399,326                    11.97                  11.97
      201             1          Yes                 $400,000              $398,878                     5.81                   5.81
      202             1          Yes                 $400,000              $398,852                    13.65                  13.65
      203             1          Yes                 $400,000              $379,717                     1.53                   1.33
      204             2           No                 $350,000              $350,000                     6.67                   6.67
      205             1          Yes                 $350,000              $349,051                     3.56                   3.56
      206             1          Yes                 $320,000              $319,593                    14.35                  14.35
      207             1          Yes                 $310,000              $308,179                     9.99                   9.99
      208             1          Yes                 $295,500              $284,744                     3.96                   3.96
      209             2          Yes                 $230,000              $228,937                     6.56                   6.56
      210             1          Yes                 $230,000              $223,232                     3.37                   3.37
      211             1          Yes                 $200,000              $199,259                    31.26                  31.26
      212             2          Yes                 $160,000              $156,220                     5.35                   5.35
      213             1          Yes                 $120,000              $117,108                    46.59                  46.59

                                               $1,554,316,336        $1,546,862,539                    2.54x                  2.44x

   Mortgage     Post IO Period          Cut-Off Date              Balloon  LTV(4)           Cut-Off Date                 Balloon
    Loan No.         DSCR(4)                LTV(4)                                          LTV Without                LTV Without
                                                                                           Tax Credits(4)             Tax Credits(4)
------------------------------------------------------------------------------------------------------------------------------------

       1                NAP                   72.6%                       72.6%                     NAP                       NAP
       2                NAP                   75.2%                       75.2%                     NAP                       NAP
       3               1.56                   73.0%                       64.7%                     NAP                       NAP
       4               1.20                   73.5%                       63.4%                     NAP                       NAP
       5                NAP                   74.7%                       61.5%                     NAP                       NAP
       6               1.23                   79.0%                       69.8%                     NAP                       NAP
       7                NAP                   60.2%                       49.8%                     NAP                       NAP
       8               1.39                   70.0%                       62.2%                     NAP                       NAP
       9                NAP                   75.3%                       62.5%                     NAP                       NAP
      10               1.55                   54.0%                       35.1%                     NAP                       NAP
      11               1.22                   74.1%                       68.6%                     NAP                       NAP

      12               1.42                   54.6%                       50.9%                     NAP                       NAP
      13               1.42                   54.6%                       50.9%                     NAP                       NAP
      14               1.25                   74.8%                       63.4%                     NAP                       NAP
      15                NAP                   67.2%                       67.2%                     NAP                       NAP
      16               1.11                   74.5%                       68.8%                     NAP                       NAP
      17               1.31                   74.1%                       64.4%                     NAP                       NAP
      18                NAP                   69.6%                       57.3%                     NAP                       NAP
      19               1.22                   74.9%                       66.2%                     NAP                       NAP
      20                NAP                   61.6%                       51.3%                     NAP                       NAP
      21               1.37                   68.0%                       60.8%                     NAP                       NAP
      22                NAP                   51.9%                       51.9%                     NAP                       NAP
      23                NAP                   69.1%                       44.8%                     NAP                       NAP
      24               1.35                   72.5%                       67.5%                     NAP                       NAP
      25               1.23                   71.2%                       62.6%                     NAP                       NAP
      26               1.22                   74.5%                       65.6%                     NAP                       NAP
      27               1.24                   67.9%                       62.2%                     NAP                       NAP
      28                NAP                   74.9%                       69.3%                     NAP                       NAP
      29                NAP                   70.2%                       53.7%                     NAP                       NAP
      30                NAP                   70.2%                       53.7%                     NAP                       NAP
      31                NAP                   72.0%                       60.5%                     NAP                       NAP
      32                NAP                   62.4%                       51.6%                     NAP                       NAP
      33               1.37                   66.4%                       58.8%                     NAP                       NAP
      34                NAP                   74.7%                       62.4%                     NAP                       NAP
      35                NAP                   63.2%                       48.2%                     NAP                       NAP
      36                NAP                   69.0%                       57.0%                     NAP                       NAP
      37                NAP                   74.1%                       61.8%                     NAP                       NAP
      38                NAP                    2.6%                        2.6%                     NAP                       NAP
      39               1.21                   73.5%                       65.1%                     NAP                       NAP
      40               1.44                   75.0%                       67.2%                     NAP                       NAP
      41               1.53                   49.4%                       44.1%                     NAP                       NAP
      42                NAP                   51.0%                       36.0%                   65.7%                     46.4%
      43               1.40                   75.0%                       68.3%                     NAP                       NAP
      44                NAP                   13.2%                       10.8%                     NAP                       NAP
      45                NAP                   76.2%                       62.7%                     NAP                       NAP
      46                NAP                   79.4%                       65.5%                     NAP                       NAP
      47                NAP                    9.1%                        8.2%                     NAP                       NAP
      48                NAP                   38.2%                       27.5%                   46.7%                     33.7%
      49                NAP                   59.6%                       49.5%                     NAP                       NAP
      50                NAP                   10.9%                        9.5%                     NAP                       NAP
      51                NAP                   48.6%                       38.1%                   68.7%                     53.9%
      52                NAP                   40.1%                       31.1%                   49.7%                     38.6%
      53                NAP                    1.4%                        1.4%                     NAP                       NAP
      54               1.24                   78.4%                       74.1%                     NAP                       NAP
      55                NAP                   56.5%                       46.5%                     NAP                       NAP
      56                NAP                   49.2%                        2.1%                     NAP                       NAP
      57                NAP                   41.1%                       32.8%                   61.3%                     48.9%
      58                NAP                    6.5%                        4.5%                     NAP                       NAP
      59                NAP                   71.7%                       59.8%                     NAP                       NAP
      60                NAP                   62.5%                       62.5%                     NAP                       NAP
      61               1.21                   74.1%                       68.7%                     NAP                       NAP
      62                NAP                   70.6%                       58.9%                     NAP                       NAP
      63                NAP                   43.6%                       32.0%                   50.1%                     36.8%
      64                NAP                   63.2%                       52.0%                     NAP                       NAP
      65                NAP                    2.8%                        2.8%                     NAP                       NAP
      66                NAP                   78.0%                        0.5%                     NAP                       NAP
      67                NAP                    3.1%                        3.1%                     NAP                       NAP
      68                NAP                   51.5%                       43.9%                   62.2%                     53.0%
      69                NAP                   68.5%                       57.7%                     NAP                       NAP
      70                NAP                   47.9%                       36.8%                   51.6%                     39.6%
      71                NAP                   28.4%                       23.1%                   39.4%                     32.1%
      72                NAP                   14.5%                       13.2%                     NAP                       NAP
      73                NAP                   72.4%                       60.2%                     NAP                       NAP
      74                NAP                   57.6%                       47.9%                     NAP                       NAP
      75                NAP                   49.2%                       42.3%                   49.2%                     42.3%
      76                NAP                   63.4%                       52.9%                     NAP                       NAP
      77                NAP                   58.4%                       51.0%                   58.4%                     51.0%
      78                NAP                   16.8%                        0.7%                     NAP                       NAP
      79                NAP                   13.6%                       11.4%                     NAP                       NAP
      80                NAP                   57.7%                        0.4%                     NAP                       NAP
      81                NAP                   73.8%                       22.2%                     NAP                       NAP
      82                NAP                   69.6%                       57.3%                     NAP                       NAP
      83                NAP                   69.2%                       57.5%                     NAP                       NAP
      84                NAP                   14.8%                       12.3%                     NAP                       NAP
      85                NAP                   54.3%                        0.4%                     NAP                       NAP
      86                NAP                   70.9%                       58.4%                     NAP                       NAP
      87                NAP                   73.2%                       64.1%                   73.2%                     64.1%
      88                NAP                   69.8%                       53.4%                     NAP                       NAP
      89                NAP                   51.2%                       38.9%                     NAP                       NAP
      90                NAP                   31.7%                       23.0%                     NAP                       NAP
      91                NAP                   66.8%                        0.5%                     NAP                       NAP
      92                NAP                   64.8%                        1.1%                     NAP                       NAP
      93                NAP                   75.9%                       63.7%                     NAP                       NAP
      94                NAP                   72.4%                       60.4%                     NAP                       NAP
      95                NAP                   52.2%                       34.0%                     NAP                       NAP
      96                NAP                   29.2%                       24.1%                   38.7%                     31.8%
      97                NAP                    7.4%                        7.4%                     NAP                       NAP
      98                NAP                   32.7%                       24.7%                   66.9%                     50.5%
      99                NAP                   67.6%                       56.4%                     NAP                       NAP
      100               NAP                   25.2%                       23.3%                     NAP                       NAP
      101               NAP                    6.9%                        6.9%                     NAP                       NAP
      102               NAP                   40.0%                       30.6%                   61.4%                     47.0%
      103               NAP                   73.6%                       62.2%                     NAP                       NAP
      104               NAP                   55.0%                        0.4%                     NAP                       NAP

      105               NAP                   37.7%                        0.3%                     NAP                       NAP
      106               NAP                   37.7%                        0.3%                     NAP                       NAP
      107               NAP                   37.7%                        0.3%                     NAP                       NAP
      108               NAP                   60.7%                       45.9%                     NAP                       NAP
      109               NAP                   68.8%                       58.3%                     NAP                       NAP
      110               NAP                   53.8%                        0.4%                     NAP                       NAP
      111               NAP                   58.5%                       48.8%                     NAP                       NAP
      112               NAP                   37.2%                       29.5%                   65.8%                     52.2%
      113               NAP                   70.8%                       58.5%                     NAP                       NAP
      114               NAP                   10.1%                        8.5%                     NAP                       NAP
      115               NAP                   40.6%                       32.5%                   78.1%                     62.5%
      116               NAP                   56.0%                       40.3%                   56.0%                     40.3%
      117               NAP                    6.4%                        6.4%                     NAP                       NAP
      118               NAP                   37.2%                        0.3%                     NAP                       NAP
      119               NAP                    4.7%                        4.7%                     NAP                       NAP
      120               NAP                    7.5%                        7.5%                     NAP                       NAP
      121               NAP                    8.0%                        8.0%                     NAP                       NAP
      122               NAP                   12.9%                       11.7%                     NAP                       NAP
      123               NAP                   65.3%                       54.5%                     NAP                       NAP
      124               NAP                   61.8%                       51.5%                     NAP                       NAP
      125               NAP                   67.0%                        0.5%                     NAP                       NAP
      126               NAP                    6.5%                        5.4%                     NAP                       NAP
      127               NAP                   10.1%                        9.1%                     NAP                       NAP
      128               NAP                   10.5%                        9.5%                     NAP                       NAP
      129               NAP                   60.5%                       50.8%                     NAP                       NAP
      130               NAP                   44.9%                       37.4%                     NAP                       NAP
      131               NAP                   16.1%                       13.1%                     NAP                       NAP
      132               NAP                   20.0%                        0.1%                     NAP                       NAP
      133               NAP                   45.2%                       29.1%                     NAP                       NAP
      134               NAP                    1.9%                        0.0%                     NAP                       NAP
      135               NAP                    5.6%                        5.6%                     NAP                       NAP
      136               NAP                   20.8%                       19.2%                     NAP                       NAP
      137               NAP                   69.6%                        0.6%                     NAP                       NAP
      138               NAP                   39.1%                       31.8%                   59.8%                     48.7%
      139               NAP                   72.8%                       46.6%                     NAP                       NAP
      140               NAP                   74.3%                       56.2%                     NAP                       NAP
      141               NAP                   73.5%                        0.5%                     NAP                       NAP
      142               NAP                   64.8%                       41.3%                     NAP                       NAP
      143               NAP                   26.5%                       24.2%                     NAP                       NAP
      144               NAP                    3.8%                        3.1%                     NAP                       NAP
      145               NAP                   60.9%                        0.5%                     NAP                       NAP
      146               NAP                   56.5%                        0.4%                     NAP                       NAP
      147               NAP                   40.3%                        0.3%                     NAP                       NAP
      148               NAP                   64.4%                        0.4%                     NAP                       NAP
      149               NAP                   43.8%                       34.7%                   83.6%                     66.2%
      150               NAP                   57.8%                        0.5%                     NAP                       NAP
      151               NAP                   15.7%                       13.2%                     NAP                       NAP
      152               NAP                   76.6%                       64.6%                     NAP                       NAP
      153               NAP                   71.8%                        0.6%                     NAP                       NAP
      154               NAP                   69.7%                       54.9%                     NAP                       NAP
      155               NAP                   50.0%                       38.2%                     NAP                       NAP
      156               NAP                    1.9%                        1.6%                     NAP                       NAP
      157               NAP                   55.8%                       46.5%                     NAP                       NAP
      158               NAP                    6.6%                        5.5%                     NAP                       NAP
      159               NAP                   49.9%                       42.3%                     NAP                       NAP
      160               NAP                   74.7%                       27.8%                     NAP                       NAP
      161               NAP                    2.5%                        2.5%                     NAP                       NAP
      162               NAP                   69.0%                       44.8%                     NAP                       NAP
      163               NAP                   67.3%                       43.8%                     NAP                       NAP
      164               NAP                    4.5%                        4.5%                     NAP                       NAP
      165               NAP                   73.3%                        0.5%                     NAP                       NAP
      166               NAP                    3.5%                        3.2%                     NAP                       NAP
      167               NAP                   52.0%                       33.6%                     NAP                       NAP
      168               NAP                   47.8%                        0.4%                     NAP                       NAP
      169               NAP                    6.0%                        5.0%                     NAP                       NAP
      170               NAP                    1.9%                        1.2%                     NAP                       NAP
      171               NAP                   63.1%                        0.5%                     NAP                       NAP
      172               NAP                   69.0%                        0.5%                     NAP                       NAP
      173               NAP                    8.8%                        8.8%                     NAP                       NAP
      174               NAP                   62.6%                        0.5%                     NAP                       NAP
      175               NAP                   12.0%                       10.9%                     NAP                       NAP
      176               NAP                    3.0%                        2.5%                     NAP                       NAP
      177               NAP                    4.1%                        3.7%                     NAP                       NAP
      178               NAP                    8.5%                        7.8%                     NAP                       NAP
      179               NAP                    2.6%                        2.2%                     NAP                       NAP
      180               NAP                   70.8%                       58.9%                     NAP                       NAP
      181               NAP                    5.2%                        4.3%                     NAP                       NAP
      182               NAP                   12.2%                        9.6%                     NAP                       NAP
      183               NAP                    4.9%                        1.8%                     NAP                       NAP
      184               NAP                   48.7%                        0.4%                     NAP                       NAP
      185               NAP                   59.6%                        0.6%                     NAP                       NAP
      186               NAP                   10.7%                        9.9%                     NAP                       NAP
      187               NAP                    9.0%                        8.2%                     NAP                       NAP
      188               NAP                    5.5%                        5.0%                     NAP                       NAP
      189               NAP                   12.0%                       11.0%                     NAP                       NAP
      190               NAP                    3.9%                        1.7%                     NAP                       NAP
      191               NAP                    1.8%                        1.8%                     NAP                       NAP
      192               NAP                    8.5%                        7.0%                     NAP                       NAP
      193               NAP                   48.6%                        0.4%                     NAP                       NAP
      194               NAP                    5.9%                        5.4%                     NAP                       NAP
      195               NAP                   10.2%                        9.3%                     NAP                       NAP
      196               NAP                   43.9%                        0.5%                     NAP                       NAP
      197               NAP                    6.4%                        6.4%                     NAP                       NAP
      198               NAP                    1.8%                        1.8%                     NAP                       NAP
      199               NAP                   10.2%                        8.7%                     NAP                       NAP
      200               NAP                    5.7%                        5.2%                     NAP                       NAP
      201               NAP                    9.1%                        7.7%                     NAP                       NAP
      202               NAP                    5.9%                        4.9%                     NAP                       NAP
      203               NAP                   33.0%                        0.4%                     NAP                       NAP
      204               NAP                    9.8%                        9.8%                     NAP                       NAP
      205               NAP                    8.0%                        6.8%                     NAP                       NAP
      206               NAP                    4.2%                        3.9%                     NAP                       NAP
      207               NAP                    5.1%                        0.2%                     NAP                       NAP
      208               NAP                    8.9%                        0.1%                     NAP                       NAP
      209               NAP                    6.0%                        5.2%                     NAP                       NAP
      210               NAP                    7.6%                        0.1%                     NAP                       NAP
      211               NAP                    1.9%                        1.6%                     NAP                       NAP
      212               NAP                    6.0%                        0.1%                     NAP                       NAP
      213               NAP                    0.5%                        0.0%                     NAP                       NAP

                                              63.1%                       53.7%

   Mortgage     Street Address                                                        City                State           Zip Code
    Loan No.
------------------------------------------------------------------------------------------------------------------------------------

       1        195 Broadway                                                          New York              NY             10007
       2        1875 K Street NW                                                      Washington            DC             20006
       3        254-640 North, 2200 West Street                                       Salt Lake City        UT             84116
       4        South 69th Street & West Chester Pike, 100-150 South 69th Street,     Upper Darby           PA             19082
                41-83 South 69th Street, 40-92 South 69th Street, 100-150 South
                69th Street, 133-159 South 69th Street, 9 South 69th Street &
                101-128 South 69th Street
       5        3435 Wilshire Boulevard                                               Los Angeles           CA             90010
       6        5111 Rogers Avenue                                                    Fort Smith            AR             72903
       7        245 Front Street                                                      Key West              FL             33040
       8        1701 Market Street                                                    Philadelphia          PA             19103
       9        606 South Olive Street                                                Los Angeles           CA             90014
      10        8901 - 9847 Cortana Place                                             Baton Rouge           LA             70815
      11        4301 Timber Glen Drive                                                Mays Landing          NJ             08330

      12        916 Dallas Street                                                     Houston               TX             77002
      13        904 Dallas Street                                                     Houston               TX             77002
      14        97,109,115 St. Stephen Street; 132-136, 204 Hemenway Street           Boston                MA             02115
      15        35 Manchester Road                                                    Derry                 NH             03038
      16        2 Sound View Drive                                                    Greenwich             CT             06830
      17        3800 South Tamiami Trail                                              Sarasota              FL             34239
      18        200 Dashew Drive                                                      Ramapo                NY             10901
      19        3618 The Barnyard                                                     Carmel                CA             93923
      20        14301 North 87th Street                                               Scottsdale            AZ             85260
      21        211-319 Swanton Road                                                  St. Albans            VT             05478
      22        350 Sansome Street                                                    San Francisco         CA             94104
      23        201 Industrial Way West                                               Eatontown             NJ             07724
      24        1740 - 1884 East Avenue J                                             Lancaster             CA             93535
      25        3555 South Pacific Highway                                            Medford               OR             97501
      26        6860 Lantana Road                                                     Lake Worth            FL             33467
      27        18540 Plummer Street                                                  Northridge            CA             91324
      28        99 Suffolk Street                                                     New York              NY             10002
      29        4791 Windsor Commons Court                                            Jacksonville          FL             32224
      30        1200 Airport Road                                                     Jacksonville          FL             32218
      31        8777 San Ysidro Avenue                                                Gilroy                CA             95020
      32        1000 Market Street                                                    Portsmouth            NH             03801
      33        711 Old Canyon Road                                                   Fremont               CA             94536
      34        1900 - 1978 Aborn Road                                                San Jose              CA             95121
      35        430 A1A Beach Boulevard                                               St. Augustine         FL             32084
      36        111 Walkers Village Way                                               Walkersville          MD             21793
      37        1478-1482, 1562 South Azusa Road                                      City of Industry      CA             91748
      38        25 Sutton Place South                                                 New York              NY             10022
      39        445 South Central Avenue & 313 West Lomita Avenue                     Glendale              CA             91204
      40        2851 N. Tenaya Way                                                    Las Vegas             NV             89128
      41        200 Hospital Drive                                                    Glen Burnie           MD             21061
      42        1200 Whispering Circle                                                St Augustine          FL             32084
      43        1201-1255 Roberts Boulevard                                           Kennesaw              GA             30144
      44        1000-1100 Clove Road                                                  Staten Island         NY             10314
      45        2901 Haine Drive                                                      Harlingen             TX             78550
      46        6685 West Beardsley Road                                              Glendale              AZ             85308
      47        33 Greenwich Avenue                                                   New York              NY             10014
      48        2020 Arbor Circle East                                                Ypsilanti             MI             48197
      49        4646 Los Feliz Boulevard                                              Los Angeles           CA             90027
      50        25 Neptune Boulevard                                                  Long Beach            NY             11561
      51        1201 Medical Avenue                                                   Plano                 TX             75075
      52        361 Bergen Blvd                                                       Fairview              NJ             07022
      53        720 Park Avenue                                                       New York              NY             10021
      54        5600 & 5604 Colleyville Boulevard                                     Colleyville           TX             76034
      55        1001 Third West Avenue                                                Bradenton             FL             34205
      56        2121 15th Street North                                                Arlington             VA             22201
      57        201 Butler Industrial Drive                                           Dallas                GA             30132
      58        60 East 9th Street                                                    New York              NY             10003
      59        6951 Lee Highway                                                      Chattanooga           TN             37421
      60        63492 Hunnell Road                                                    Bend                  OR             97701
      61        7250 Peak Drive                                                       Las Vegas             NV             89128
      62        420 Market Street                                                     Dayton                TN             37321
      63        7380 Arbor Trail                                                      Waterford             MI             48327
      64        31-02 Steinway Street                                                 Astoria               NY             11103
      65        700 Park Avenue                                                       New York              NY             10021
      66        110 Hawthorne Avenue                                                  Athens                GA             30606
      67        65 Central Park West                                                  New York              NY             10023
      68        7700 S. 51St St.                                                      Franklin              WI             53132
      69        8901 Page Avenue                                                      Overland              MO             63114
      70        11551 Quirk Road                                                      Belleville            MI             48111
      71        Taunton Street                                                        Plainville            MA             02762
      72        390-430 Maryland Avenue                                               Staten Island         NY             10304
      73        39196 Winchester Road                                                 Murrieta              CA             92563
      74        8428 Melrose Place                                                    Los Angeles           CA             90069
      75        520 Largo Center Drive                                                Largo                 MD             20774
      76        2435 - 2471 Alvin Avenue                                              San Jose              CA             95121
      77        6230 Haras Place                                                      Fort Washington       MD             20744
      78        16 North Broadway                                                     White Plains          NY             10601
      79        10-100 Gateway Road                                                   Yonkers               NY             10703
      80        5480 Schenck Avenue                                                   Rockledge             FL             32955
      81        301, 311, 313 Ninth Street, 855 Third Avenue                          Huntington            WV             25701
      82        State Route 23                                                        Oneonta               NY             13820
      83        4400 Costello Way                                                     Haymarket             VA             20169
      84        280-290 Collins Avenue                                                Mt. Vernon            NY             10552
      85        120 Van Fleet Drive                                                   Bartow                FL             33830
      86        3000 S. Archibald Avenue                                              Ontario               CA             91761
      87        3001 Queens Chapel Road                                               Mt Rainier            MD             20712
      88        9970 W. Cheyenne Avenue                                               Las Vegas             NV             89129
      89        2000 West International Airport Road                                  Anchorage             AK             99502
      90        2557 SE Golden Avenue                                                 Topeka                KS             66605
      91        4801 Lang Avenue NE                                                   Albuquerque           NM             87109
      92        100 East 5th Avenue                                                   Anchorage             AK             99501
      93        310 North Congress Avenue                                             Boynton Beach         FL             33426
      94        342 Blue Ridge Street                                                 Blairsville           GA             30512
      95        1502 Pacific Avenue                                                   Santa Cruz            CA             95060
      96        5230 Haras Place                                                      Fort Washington       MD             20744
      97        233 East 70th Street                                                  New York              NY             10021
      98        1675 Walton Reserve Boulevard                                         Austell               GA             30168
      99        1418, 1420 & 1548 South Azusa Avenue                                  City of Industry      CA             91748
      100       99-21 67th Road                                                       Forest Hills          NY             11375
      101       357 East 57th Street                                                  New York              NY             10022
      102       1307 Rosemary Rd                                                      Pekin                 IL             61554
      103       227-1 to 227-13 Merrick Boulevard                                     Springfield Gardens   NY             11413
      104       191 Armory Road                                                       Prince Frederick      MD             20678

      105       6425-6429 Pacific Boulevard                                           Huntington Park       CA             90255
      106       6433-6437 Pacific Boulevard                                           Huntington Park       CA             90255
      107       6331-6339 Pacific Boulevard                                           Huntington Park       CA             90255
      108       7111-7163 Engineer Road & 4677-4679 Cardin Street                     San Diego             CA             92111
      109       6165 West Detroit Street                                              Chandler              AZ             85226
      110       2900-3100 Highlands Parkway                                           Smyrna                GA             30080
      111       819 West Carolina Avenue                                              Hartsville            SC             29550
      112       1819 Silver Oaks Circle                                               Aurora                IL             60504
      113       9655 Florida Mining Boulevard                                         Jacksonville          FL             32257
      114       350 Cabrini Boulevard                                                 New York              NY             10040
      115       6007 Creston Ave                                                      Des Moines            IA             50321
      116       2020 Arbor Circle East                                                Ypsilanti             MI             48197
      117       644 Broadway                                                          New York              NY             10012
      118       2401 Build America Drive                                              Hampton               VA             23666
      119       310 Lexington Avenue                                                  New York              NY             10016
      120       309-317 West 93rd Street                                              New York              NY             10025
      121       319 East 50th Street                                                  New York              NY             10022
      122       83-37 St. James Avenue                                                Elmhurst              NY             11373
      123       8320 Bellona Avenue                                                   Towson                MD             21204
      124       17411 & 17427 Colima Road                                             City of Industry      CA             91748
      125       1880 General George Patton Drive                                      Franklin              TN             37067
      126       137-149 West 12th Street                                              New York              NY             10011
      127       99-31 64th Avenue                                                     Rego Park             NY             11374
      128       99-41 64th Avenue                                                     Rego Park             NY             11374
      129       440 Murray Hill Road                                                  Southern Pines        NC             28387
      130       1752-1776 York Road                                                   Lutherville           MD             21093
      131       2-14 South Road                                                       Harrison              NY             10528
      132       118 West 72nd Street                                                  New York              NY             10023
      133       926-942 West Orangethorpe Avenue                                      Fullerton             CA             92832
      134       10 Bertie Minor Lane                                                  San Francisco         CA             94115
      135       230 East 50th Street                                                  New York              NY             10022
      136       61 Bronx River Road                                                   Yonkers               NY             10704
      137       3000 Battlefield Parkway                                              Ft. Oglethorpe        GA             30742
      138       W. 164 N 9091 Water St.                                               Menomonee Falls       WI             53051
      139       7712-7726 Hampton Boulevard                                           Norfolk               VA             23505
      140       1305 North Commerce Drive                                             Saratoga Springs      UT             84043
      141       13030 Rivers Bend Road                                                Chester               VA             23836
      142       2532 Old Okeechobee Road                                              West Palm Beach       FL             33409
      143       86-10 109th Street                                                    Rchmond Hill          NY             11418
      144       145 Hicks Street                                                      Brooklyn              NY             11201
      145       1800 Carothers Parkway                                                Brentwood             TN             37027
      146       14156 Magnolia Boulevard                                              Sherman Oaks          CA             91423
      147       29445 Beck Road                                                       Wixom                 MI             48393
      148       200 Ottley Drive NE                                                   Atlanta               GA             30324
      149       1111 24Th Avenue S.W.                                                 Norman                OK             73069
      150       12312 & 12322 East Freeway                                            Houston               TX             77015
      151       444 East 87th Street                                                  New York              NY             10128
      152       1500 Thames Boulevard                                                 Baltimore             MD             21231
      153       9019 Washington Street NE                                             Albuquerque           NM             87113
      154       4300 Bankers Circle                                                   Doraville             GA             30360
      155       1800 Highway 45 North                                                 Columbus              MS             39705
      156       116 East 63rd Street                                                  New York              NY             10021
      157       5601 South Padres Island Drive                                        Corpus Christi        TX             78411
      158       320 West 89th Street                                                  New York              NY             10024
      159       2800 S. Columbia Road                                                 Grand Forks           ND             58201
      160       415 Glensprings Drive                                                 Springdale            OH             45246
      161       168 East 74th Street                                                  New York              NY             10021
      162       3735 South A Street                                                   Richmond              IN             47374
      163       1820 Reddy Drive                                                      Woodbridge            VA             22191
      164       328 West 86th Street                                                  New York              NY             10024
      165       5601 Venice Avenue NE                                                 Albuquerque           NM             87113
      166       40 West 22nd Street                                                   New York              NY             10010
      167       19216-19228 Ventura Boulevard                                         Tarzana               CA             91356
      168       3905 BohanNon Drive                                                   Menlo Park            CA             94025
      169       225 Park Place                                                        Brooklyn              NY             11238
      170       75-85 Grand Street                                                    New York              NY             10013
      171       7229-41 South 700 West and 628-672 West 7250 South                    Midvale               UT             84047
      172       2159-2201 West 2200 South                                             West Valley City      UT             84119
      173       114 Spring Street                                                     New York              NY             10012
      174       15414 North 7th Street                                                Phoenix               AZ             85022
      175       2 Jane Street                                                         New York              NY             10014
      176       119 West 71st Street                                                  New York              NY             10023
      177       15 Clark Street                                                       Brooklyn              NY             11201
      178       173-175 Bleecker Street                                               New York              NY             10012
      179       162 East 80th Street                                                  New York              NY             10021
      180       39168 Winchester Road                                                 Murrieta              CA             92563
      181       166 West 76th Street                                                  New York              NY             10023
      182       2291-2295-2299-2303-2307 Palmer Avenue                                New Rochelle          NY             10801
      183       687 West 204th Street                                                 New York              NY             10034
      184       840 24th Avenue SW                                                    Norman                OK             73069
      185       11355-11415 Old Goddard Road                                          Allen Park            MI             48101
      186       324 East 35th Street                                                  New York              NY             10016
      187       39 Remsen Street                                                      Brooklyn              NY             11201
      188       133 Pondfield Road                                                    Bronxville            NY             10708
      189       341 West 87th Street                                                  New York              NY             10024
      190       375 Lincoln Place                                                     Brooklyn              NY             11238
      191       20-26 North Moore Street                                              New York              NY             10013
      192       146 West 82nd Street                                                  New York              NY             10024
      193       2 Fleetwood Court                                                     Ronkonkoma            NY             11779
      194       133 Mercer Street                                                     New York              NY             10012
      195       467 Pacific Street                                                    Brooklyn              NY             11217
      196       4900 Washington Avenue                                                Houston               TX             77007
      197       55 West 83rd Street                                                   New York              NY             10024
      198       241-245 West 36th Street                                              New York              NY             10018
      199       5473 North Black Canyon Highway                                       Phoenix               AZ             85015
      200       165 East Broadway                                                     Long Beach            NY             11561
      201       121 West 82nd Street                                                  New York              NY             10024
      202       100 Wooster Street                                                    New York              NY             10012
      203       50 Austin Boulevard                                                   Commack               NY             11725
      204       30 Wall Street                                                        Southampton           NY             11968
      205       18 Monroe Place                                                       Brooklyn              NY             11201
      206       170 East 92nd Street                                                  New York              NY             10128
      207       155 West 80th Street                                                  New York              NY             10024
      208       2265 Palmer Road                                                      Palmer                MA             01069
      209       280 Prospect Park West                                                Brooklyn              NY             11215
      210       102 Bedford Street                                                    New York              NY             10014
      211       39 1/2 Washington Square South                                        New York              NY             10012
      212       169 Fifth Avenue                                                      Brooklyn              NY             11217
      213       112 East 83rd Street                                                  New York              NY             10028

   Mortgage     Property Type(5)               Property Sub-Type                 Units/SF       Year Built        Year Renovated
    Loan No.
---------------------------------------------------------------------------------------------------------------------------------

       1        Office                         Urban                              914,594       1913 - 1924          mid 1980's
       2        Office                         Urban                              187,624          2002                  NAP
       3        Mixed Use                      Office/Industrial                  901,388          1957                 2005
       4        Retail                         Anchored                           665,531        1927-2003              2005
       5        Office                         Urban                              689,258          1970                 1995
       6        Retail                         Anchored                           738,111          1972                 2002
       7        Hospitality                    Full Service                           178          1995                  NAP
       8        Office                         Urban                              302,700          1957                 1999
       9        Office                         Urban                              285,139          1967                 1989
      10        Retail                         Anchored                           349,646          1976                 2001
      11        Multifamily                    Garden                                 242          2004                  NAP

      12        Hospitality                    Full Service                           191          1926                 2003
      13        Hospitality                    Extended Stay                          171          1926                 2003
      14        Multifamily                    Low-Rise                               199        1910-1920           1983, 2000
      15        Retail                         Anchored                           179,828        2000-2004               NAP
      16        Office                         Suburban                            37,864          1977                 2004
      17        Retail                         Anchored                           139,331          1958                 2004
      18        Multifamily                    Senior Housing                         256    1978, 1982, 1991            NAP
      19        Retail                         Shadow Anchored                     83,546          1976                 2004
      20        Office                         Suburban                            76,565          2004                  NAP
      21        Retail                         Anchored                           224,058          1968                 2004
      22        Office                         Urban                              115,481          1952                  NAP
      23        Industrial                     Flex                                73,000          2002                  NAP
      24        Retail                         Anchored                           122,190          1990                  NAP
      25        Manufactured Housing Community Manufactured Housing Community         244          1973                  NAP
      26        Manufactured Housing Community Manufactured Housing Community         214          1987                  NAP
      27        Multifamily                    Garden                                 116          1970                 2004
      28        Multifamily                    Mid-Rise                                35          2004                  NAP
      29        Hospitality                    Limited Service                        104          2002                  NAP
      30        Hospitality                    Limited Service                         81          2002                  NAP
      31        Retail                         Anchored                            85,383          1994                  NAP
      32        Hospitality                    Full Service                           133          1996                 2001
      33        Manufactured Housing Community Manufactured Housing Community         165          1973                  NAP
      34        Mixed Use                      Office/Retail                       46,154          1998                  NAP
      35        Hospitality                    Limited Service                        100          1997                  NAP
      36        Retail                         Anchored                            89,180          1986                  NAP
      37        Other                          Leased Fee                          40,732    1973 / 2000-2001           2002
      38        Multifamily                    Cooperative                            309          1959                 1995
      39        Multifamily                    Garden                                  60          1929                 2004
      40        Office                         Suburban                            43,880          1997                  NAP
      41        Office                         Medical                             75,718          1982                  NAP
      42        Multifamily                    Garden                                 192          1999                  NAP
      43        Office                         Suburban                            88,395          1988                  NAP
      44        Multifamily                    Cooperative                            306          1963                  NAV
      45        Multifamily                    Garden                                 208          1985                  NAP
      46        Retail                         Unanchored                          29,611          2005                  NAP
      47        Multifamily                    Cooperative                            149          1961                 2000
      48        Multifamily                    Garden                                 216          1997                  NAP
      49        Multifamily                    Garden                                  78          1973                  NAP
      50        Multifamily                    Cooperative                            152          1962                  NAP
      51        Multifamily                    Senior Housing                         135          1999                  NAP
      52        Multifamily                    High-Rise                              146          1995                  NAP
      53        Multifamily                    Cooperative                             33          1928                  NAV
      54        Retail                         Unanchored                          32,330          1984                  NAP
      55        Office                         Suburban                            78,761          1985                  NAP
      56        Mixed Use                      Office/Retail                       45,609          2002                  NAP
      57        Multifamily                    Garden                                 176          2001                  NAP
      58        Multifamily                    Cooperative                            209          1954                  NAV
      59        Retail                         Anchored                            48,261          1969                 1985
      60        Retail                         Free Standing                       48,171          2005                  NAP
      61        Office                         Suburban                            31,255          1998                  NAP
      62        Retail                         Anchored                            46,624          1999                  NAP
      63        Multifamily                    Garden                                 172          1997                  NAP
      64        Retail                         Free Standing                        8,700          1973                 1993
      65        Multifamily                    Cooperative                             50          1960                 1971
      66        Retail                         Free Standing                       14,490          2004                  NAP
      67        Multifamily                    Cooperative                            111          1927                 2002
      68        Multifamily                    Garden                                 135          1996                  NAP
      69        Other                          Leased Fee                         136,435        1970-2005               NAP
      70        Multifamily                    Garden                                 144          1995                  NAP
      71        Multifamily                    Garden                                  88          2001                  NAP
      72        Multifamily                    Cooperative                            177          1978                  NAV
      73        Other                          Leased Fee                          17,100          2004                  NAP
      74        Mixed Use                      Office/Retail                       10,222          1949                  NAP
      75        Multifamily                    Mid-Rise                               100          1994                  NAP
      76        Retail                         Unanchored                          20,240          1994                  NAP
      77        Multifamily                    Garden                                 105          1994                  NAP
      78        Multifamily                    Cooperative                            120          1954                  NAP
      79        Multifamily                    Cooperative                            103          1964                  NAP
      80        Self Storage                   Self Storage                       110,070        2000-2005               NAP
      81        Mixed Use                      Office/Retail                       60,640        1894/1920            1995/2003
      82        Other                          Leased Fee                         133,723          2005                  NAP
      83        Mixed Use                      Office/Retail                       17,705          2004                  NAP
      84        Multifamily                    Cooperative                            149          1949                 2004
      85        Retail                         Free Standing                       13,824          2004                  NAP
      86        Retail                         Free Standing                       16,549          1998                  NAP
      87        Multifamily                    Senior Housing                         104          1993                  NAP
      88        Office                         Suburban                            22,231          2005                  NAP
      89        Mixed Use                      Office/Warehouse                    57,866          1984                  NAP
      90        Multifamily                    Cooperative                            195          1968                  NAV
      91        Office                         Suburban                            41,478          2004                  NAP
      92        Industrial                     Flex                                24,087          2000                  NAP
      93        Retail                         Unanchored                           7,810          2004                  NAP
      94        Retail                         Anchored                            36,524          2001                  NAP
      95        Mixed Use                      Office/Retail                       21,756    1894-1895 / 1993        1995 & 2003
      96        Multifamily                    Garden                                 105          1999                  NAP
      97        Multifamily                    Cooperative                             87          1954                 1995
      98        Multifamily                    Senior Housing                         105          2004                  NAP
      99        Retail                         Shadow Anchored                     17,405        1999-2002               NAP
      100       Multifamily                    Cooperative                             79          1946                 1996
      101       Multifamily                    Cooperative                            109          1950                  NAP
      102       Multifamily                    Garden                                  85          1997                  NAP
      103       Retail                         Unanchored                          18,084          1931                 2003
      104       Self Storage                   Self Storage                           382          2002                  NAP

      105       Retail                         Unanchored                           8,550          1923                 1980
      106       Retail                         Unanchored                           8,700          1942                 1990
      107       Retail                         Unanchored                          14,450          1989                  NAP
      108       Industrial                     Warehouse                           40,715          1980                  NAP
      109       Office                         Suburban                            19,229          2005                  NAP
      110       Retail                         Unanchored                          20,137          2004                  NAP
      111       Retail                         Anchored                            32,998          1989                  NAP
      112       Multifamily                    Senior Housing                          96          2002                  NAP
      113       Industrial                     Flex                                37,500        2004-2005               NAP
      114       Multifamily                    Cooperative                             77          1935                  NAV
      115       Multifamily                    Garden                                  92          2001                  NAP
      116       Multifamily                    Garden                                  64          1998                  NAP
      117       Multifamily                    Cooperative                             14          1895                 1998
      118       Self Storage                   Self Storage                        89,050          1984                  NAP
      119       Multifamily                    Cooperative                            124          1959                 2004
      120       Multifamily                    Cooperative                             53          1900                 1985
      121       Multifamily                    Cooperative                            105          1930                 1985
      122       Multifamily                    Cooperative                            122          1957                  NAV
      123       Office                         Suburban                            27,163          1986                  NAP
      124       Retail                         Shadow Anchored                     13,303       1999 / 2001              NAP
      125       Office                         Suburban                            19,167          2005                  NAP
      126       Multifamily                    Cooperative                            100          1910                 1998
      127       Multifamily                    Cooperative                             98          1949                  NAV
      128       Multifamily                    Cooperative                             98          1949                 1999
      129       Office                         Suburban                            17,309          2004                  NAP
      130       Retail                         Shadow Anchored                     16,986          1964                 1991
      131       Multifamily                    Cooperative                             51          1953                  NAV
      132       Multifamily                    Cooperative                             47          1914                  NAV
      133       Retail                         Shadow Anchored                     11,799          1991                  NAP
      134       Multifamily                    Cooperative                            299          1962                 1985
      135       Multifamily                    Cooperative                             43          1928                 2000
      136       Multifamily                    Cooperative                             74          1958                  NAV
      137       Retail                         Unanchored                          22,732          2001                  NAP
      138       Multifamily                    Low-Rise                                84          1998                  NAP
      139       Retail                         Unanchored                          27,260          1960                  NAP
      140       Office                         Suburban                            13,254          2004                  NAP
      141       Office                         Medical                             12,000          2005                  NAP
      142       Industrial                     Flex                                26,000          1981                  NAP
      143       Multifamily                    Cooperative                             53          1927                 1988
      144       Multifamily                    Cooperative                             97          1936                  NAP
      145       Retail                         Unanchored                          10,070          2001                  NAP
      146       Office                         Suburban                            15,668          1969                 1998
      147       Industrial                     Flex                                35,533        2003-2004               NAP
      148       Industrial                     Flex                                45,000          1965                 2002
      149       Multifamily                    Garden                                  92          1968                 2001
      150       Retail                         Unanchored                          24,050        1986/1994               NAP
      151       Multifamily                    Cooperative                             40          1920                 1955
      152       Retail                         Unanchored                           6,247          2005                  NAP
      153       Industrial                     Flex                                21,615          2005                  NAP
      154       Industrial                     Warehouse                           65,000          1975                  NAP
      155       Retail                         Anchored                            11,000          1999                 2004
      156       Multifamily                    Cooperative                             33          1920                  NAV
      157       Retail                         Unanchored                           7,863          2004                  NAP
      158       Multifamily                    Cooperative                             35          1921                 1997
      159       Retail                         Free Standing                        5,587          1993                  NAP
      160       Office                         Suburban                            25,467          1978                  NAP
      161       Multifamily                    Cooperative                             27          1926                 2004
      162       Multifamily                    Garden                                  64          1987                  NAP
      163       Self Storage                   Self Storage                        26,600          1985                  NAP
      164       Multifamily                    Cooperative                             46          1923                  NAV
      165       Industrial                     Flex                                17,252        2004-2005               NAP
      166       Multifamily                    Cooperative                             14          1909                  NAP
      167       Retail                         Unanchored                           8,800          1965                  NAP
      168       Industrial                     Flex                                17,038          1969                  NAP
      169       Multifamily                    Cooperative                             59          1939                 2005
      170       Multifamily                    Cooperative                             21          1875                  NAV
      171       Industrial                     Warehouse                           34,850          1979                  NAP
      172       Industrial                     Warehouse                           40,000          1979                  NAP
      173       Multifamily                    Cooperative                              6          1895                 2002
      174       Retail                         Unanchored                          10,374          1986                  NAP
      175       Multifamily                    Cooperative                             16          1903                  NAV
      176       Multifamily                    Cooperative                             37          1911                 1987
      177       Multifamily                    Cooperative                             27          1905                 2000
      178       Multifamily                    Cooperative                             36          1887      1995, 1997, 2001, 2002
      179       Multifamily                    Cooperative                             27          1926                  NAP
      180       Other                          Leased Fee                           4,500          2004                  NAP
      181       Multifamily                    Cooperative                             40          1886                 2001
      182       Multifamily                    Cooperative                             40          1956                 2004
      183       Multifamily                    Cooperative                             54          1935                 1994
      184       Multifamily                    Garden                                  54          1970                 1999
      185       Multifamily                    Garden                                  33          1973                  NAP
      186       Multifamily                    Cooperative                             21          1972                  NAV
      187       Multifamily                    Cooperative                             15          1879                  NAV
      188       Multifamily                    Cooperative                             16          1912                 1993
      189       Multifamily                    Cooperative                              9          1910                 1985
      190       Multifamily                    Cooperative                             35          1922                 1988
      191       Multifamily                    Cooperative                             17          1890                  NAV
      192       Multifamily                    Cooperative                             17          1893                 2004
      193       Industrial                     Warehouse                           15,000          1986                  NAP
      194       Multifamily                    Cooperative                              7          1900                 1998
      195       Multifamily                    Cooperative                             25          1912                  NAV
      196       Retail                         Unanchored                           6,880          1999                  NAP
      197       Multifamily                    Cooperative                             19          1905                 1968
      198       Multifamily                    Cooperative                             20          1925                  NAV
      199       Multifamily                    Cooperative                             99          1964                 2005
      200       Multifamily                    Cooperative                             16          1986                  NAP
      201       Multifamily                    Cooperative                              7          1900                 2004
      202       Multifamily                    Cooperative                              4          1895                 1983
      203       Industrial                     Warehouse                           18,295          1971                  NAP
      204       Multifamily                    Cooperative                              7          1932                 1979
      205       Multifamily                    Cooperative                              5          1854                  NAV
      206       Multifamily                    Cooperative                             18          1889                 1977
      207       Multifamily                    Cooperative                             10          1895                 1998
      208       Multifamily                    Cooperative                             92          1959                  NAV
      209       Multifamily                    Cooperative                              8          1920                 2003
      210       Multifamily                    Cooperative                             10          1830                 2001
      211       Multifamily                    Cooperative                             11          1900                  NAV
      212       Multifamily                    Cooperative                              8          1910                  NAV
      213       Multifamily                    Cooperative                             24          1927                  NAP

   Mortgage   Percent  Percent Leased   Security Type(7)    Lien      Related                 Cut-Off Date Balance      Note Date
    Loan No. Leased(6)  as of Date(6)                     Position    Borrower List              per Unit or SF
------------------------------------------------------------------------------------------------------------------------------------

       1        85.7%    01/31/2005     Fee                First                                       $214            03/18/2005
       2        98.7%    04/30/2005     Fee                First                                       $453            03/15/2005
       3       100.0%    03/31/2005     Fee                First                                        $93            08/02/2005
       4        80.6%    03/23/2005     Fee                First                                        $98            06/29/2005
       5        99.1%    06/01/2005     Fee                First                                        $86            09/20/2005
       6        87.1%    06/01/2005     Fee                First                                        $80            07/28/2005
       7        78.9%    04/30/2005     Fee                First      7, 32                        $280,566            09/01/2005
       8        99.2%    06/23/2005     Fee                First                                       $162            06/27/2005
       9        99.0%    06/01/2005     Fee                First                                       $140            07/07/2005
      10        77.0%    04/30/2005     Fee/Leasehold      First                                       $114            08/02/2005
      11        95.0%    07/08/2005     Fee                First                                   $113,636            08/11/2005

      12        64.3%    07/01/2005     Fee                First                                    $70,442            09/30/2005
      13        62.9%    07/01/2005     Fee                First                                    $70,442            09/30/2005
      14        97.5%    12/14/2004     Fee                First                                   $124,372            12/14/2004
      15        95.6%    09/02/2005     Fee                First                                       $120            09/30/2005
      16       100.0%    06/28/2005     Fee                First                                       $555            07/15/2005
      17        97.2%    06/30/2005     Fee                First                                       $144            03/15/2005
      18        98.8%    06/02/2005     Fee                First                                    $72,018            06/28/2005
      19        95.3%    07/15/2005     Fee                First                                       $202            07/28/2005
      20        92.3%    07/07/2005     Fee                First                                       $189            07/29/2005
      21        98.0%    05/11/2005     Fee                First                                        $62            07/20/2005
      22        87.5%    06/01/2005     Fee                First                                       $104            07/13/2005
      23       100.0%    10/01/2005     Fee                First                                       $160            08/08/2005
      24        96.9%    04/26/2005     Fee                First                                        $95            06/24/2005
      25        95.0%    07/01/2005     Fee                First      25,  26                       $45,492            08/03/2005
      26        97.0%    07/01/2005     Fee                First      25,  26                       $50,467            08/03/2005
      27       100.0%    07/01/2005     Fee                First                                    $91,379            08/01/2005
      28       100.0%    08/25/2005     Fee                First                                   $299,642            08/05/2005
      29        65.1%    05/24/2005     Fee                First      29, 30, 35                    $56,505            06/30/2005
      30        66.2%    05/24/2005     Fee                First      29, 30, 35                    $56,505            06/30/2005
      31       100.0%    07/01/2005     Fee                First                                       $122            04/01/2005
      32        68.7%    04/30/2005     Leasehold          First      7, 32                         $75,099            08/31/2005
      33       100.0%    06/17/2005     Fee                First                                    $57,576            07/22/2005
      34       100.0%    06/29/2005     Fee                First      34, 76                           $206            08/09/2005
      35        77.8%    04/30/2005     Fee                First      29, 30, 35                    $91,584            06/30/2005
      36        86.6%    09/06/2005     Fee                First                                        $98            09/09/2005
      37       100.0%    07/25/2005     Fee                First      37, 73, 99, 124, 180             $200            09/30/2005
      38          NAP        NAP        Fee                First                                    $25,566            06/02/2005
      39        93.3%    08/09/2005     Fee                First                                   $131,667            08/17/2005
      40        90.0%    06/02/2005     Fee                First                                       $178            08/15/2005
      41        98.2%    05/01/2005     Fee                First                                       $102            05/11/2005
      42        95.3%    07/25/2005     Fee                First      42, 57, 71, 98                $40,295            06/19/2000
      43        82.1%    07/13/2005     Fee                First                                        $86            07/22/2005
      44          NAP        NAP        Fee                First                                    $24,425            06/30/2005
      45        84.6%    08/03/2005     Fee                First                                    $34,094            09/01/2005
      46        96.9%    07/26/2005     Fee                First                                       $236            08/09/2005
      47          NAP        NAP        Fee                First                                    $46,892            06/16/2005
      48        96.3%    06/25/2005     Fee                First      48, 51, 70, 116               $31,146            07/30/1998
      49       100.0%    09/09/2005     Fee                First                                    $83,333            09/29/2005
      50          NAP        NAP        Fee                First                                    $42,595            04/06/2005
      51        98.5%    07/31/2005     Fee                First      48, 51, 70, 116               $45,964            06/30/1999
      52       100.0%    07/31/2005     Fee                First                                    $41,828            05/31/1996
      53          NAP        NAP        Fee                First                                   $181,818            04/14/2005
      54        91.9%    05/12/2005     Fee                First                                       $186            08/16/2005
      55        90.6%    07/18/2005     Fee                First                                        $76            07/20/2005
      56       100.0%    07/18/2005     Leasehold          First                                       $127            08/05/2004
      57        90.9%    07/29/2005     Fee                First      42, 57, 71, 98                $32,799            10/31/2002
      58          NAP        NAP        Fee                First                                    $26,763            08/11/2005
      59       100.0%    06/30/2005     Fee                First      59, 62, 94, 111                  $109            06/30/2005
      60       100.0%    10/01/2005     Fee                First                                       $104            09/13/2005
      61        89.0%    07/18/2005     Fee                First                                       $160            09/30/2005
      62       100.0%    06/30/2005     Fee                First      59, 62, 94, 111                  $107            06/30/2005
      63        94.8%    06/25/2005     Fee                First      63, 102                       $28,610            12/30/1997
      64       100.0%    10/01/2005     Fee                First                                       $545            07/08/2005
      65          NAP        NAP        Fee                First                                    $92,000            08/02/2005
      66       100.0%    10/01/2005     Fee                First                                       $312            02/16/2005
      67          NAP        NAP        Fee                First                                    $40,541            04/05/2005
      68        94.8%    06/30/2005     Fee                First                                    $32,729            10/01/1998
      69       100.0%    10/01/2005     Fee                First                                        $32            01/14/2005
      70        97.2%    06/25/2005     Fee                First      48, 51, 70, 116               $30,240            03/29/1996
      71        94.3%    06/30/2005     Fee                First      42, 57, 71, 98                $48,332            03/22/2002
      72          NAP        NAP        Fee                First                                    $23,971            06/30/2005
      73       100.0%    07/25/2005     Fee                First      37, 73, 99, 124, 180             $246            09/30/2005
      74       100.0%    07/01/2005     Fee                First                                       $400            06/30/2005
      75        97.0%    07/31/2005     Fee                First      75, 77, 87, 96                $40,447            09/23/2003
      76       100.0%    05/16/2005     Fee                First      34, 76                           $197            08/09/2005
      77        95.4%    07/31/2005     Fee                First      75, 77, 87, 96                $38,024            07/10/2003
      78          NAP        NAP        Fee                First                                    $33,241            07/26/2005
      79          NAP        NAP        Fee                First                                    $38,627            04/29/2005
      80        85.9%    05/03/2005     Fee                First                                        $36            05/18/2005
      81        96.4%    07/05/2005     Fee                First                                        $65            07/21/2005
      82       100.0%    10/01/2005     Fee                First                                        $28            06/23/2005
      83       100.0%    05/12/2005     Fee                First                                       $203            09/16/2005
      84          NAP        NAP        Fee                First                                    $23,999            03/30/2005
      85       100.0%    03/17/2005     Fee                First                                       $258            04/12/2005
      86       100.0%    10/01/2005     Fee                First                                       $214            08/01/2005
      87        97.1%    07/29/2005     Fee                First      75, 77, 87, 96                $33,922            01/10/2003
      88       100.0%    06/01/2005     Fee                First                                       $157            07/13/2005
      89        97.0%    06/23/2005     Fee                First                                        $60            06/23/2005
      90          NAP        NAP        Fee                First                                    $17,855            04/08/2005
      91        62.1%    01/17/2005     Fee                First                                        $83            01/25/2005
      92       100.0%    06/09/2005     Fee                First                                       $134            06/24/2005
      93       100.0%    03/21/2005     Fee                First                                       $408            05/03/2005
      94       100.0%    06/30/2005     Fee                First      59, 62, 94, 111                   $87            06/30/2005
      95       100.0%    05/01/2005     Fee                First                                       $144            06/21/2005
      96        97.1%    07/31/2005     Fee                First      75, 77, 87, 96                $29,704            09/10/1999
      97          NAP        NAP        Fee                First                                    $35,632            04/08/2005
      98        97.1%    06/25/2005     Fee                First      42, 57, 71, 98                $29,358            01/04/2005
      99       100.0%    08/01/2005     Fee                First      37, 73, 99, 124, 180             $177            09/30/2005
      100         NAP        NAP        Fee                First                                    $37,924            06/28/2005
      101         NAP        NAP        Fee                First                                    $26,606            07/28/2005
      102       97.7%    06/25/2005     Fee                First      63, 102                       $34,022            07/23/1997
      103      100.0%    08/01/2005     Fee                First                                       $159            12/30/2004
      104       85.9%    07/18/2005     Fee                First                                     $7,434            08/18/2005

      105      100.0%    01/26/2005     Fee                First                                        $89            01/31/2005
      106      100.0%    01/26/2005     Fee                First                                        $89            01/31/2005
      107      100.0%    01/26/2005     Fee                First                                        $89            01/31/2005
      108      100.0%    06/07/2005     Fee                First                                        $69            07/29/2005
      109      100.0%    10/01/2005     Fee                First                                       $143            08/03/2005
      110      100.0%    05/11/2005     Fee                First                                       $134            08/02/2005
      111      100.0%    06/30/2005     Fee                First      59, 62, 94, 111                   $82            06/30/2005
      112       91.2%    07/31/2005     Fee                First                                    $27,638            07/02/2002
      113      100.0%    06/13/2005     Fee                First                                        $70            07/12/2005
      114         NAP        NAP        Fee                First                                    $33,620            05/10/2005
      115       95.7%    07/31/2005     Fee                First                                    $27,577            06/01/2001
      116       95.3%    06/25/2005     Fee                First      48, 51, 70, 116               $39,618            07/30/1998
      117         NAP        NAP        Fee                First                                   $178,571            03/08/2005
      118       98.7%    04/02/2005     Fee                First      118, 163                          $27            01/18/2005
      119         NAP        NAP        Fee                First                                    $18,548            06/29/2005
      120         NAP        NAP        Fee                First                                    $42,453            04/20/2005
      121         NAP        NAP        Fee                First                                    $20,952            04/13/2005
      122         NAP        NAP        Fee                First                                    $17,998            06/30/2005
      123      100.0%    04/22/2005     Fee                First      123, 130                          $81            07/08/2005
      124      100.0%    07/25/2005     Fee                First      37, 73, 99, 124, 180             $158            09/30/2005
      125      100.0%    07/05/2005     Fee                First                                       $109            08/26/2005
      126         NAP        NAP        Fee                First                                    $20,891            04/07/2005
      127         NAP        NAP        Fee                First                                    $20,383            07/14/2005
      128         NAP        NAP        Fee                First                                    $20,383            07/14/2005
      129      100.0%    10/01/2005     Fee                First                                       $115            07/29/2005
      130      100.0%    08/11/2005     Fee                First      123, 130                         $117            07/08/2005
      131         NAP        NAP        Fee                First                                    $39,073            06/28/2005
      132         NAP        NAP        Fee                First                                    $42,364            07/13/2005
      133      100.0%    07/27/2005     Fee                First                                       $169            07/29/2005
      134         NAP        NAP        Fee                First                                     $6,554            03/25/2005
      135         NAP        NAP        Fee                First                                    $44,186            08/25/2005
      136         NAP        NAP        Fee                First                                    $25,638            06/27/2005
      137       89.8%    07/11/2005     Fee                First                                        $83            07/15/2005
      138       95.2%    08/01/2005     Leasehold          First                                    $22,047            05/25/2000
      139      100.0%    06/20/2005     Fee                First                                        $67            08/22/2005
      140       93.4%    04/01/2005     Fee                First                                       $137            08/01/2005
      141      100.0%    06/01/2005     Fee                First                                       $150            09/16/2005
      142      100.0%    07/12/2005     Fee                First                                        $65            08/23/2005
      143         NAP        NAP        Fee                First                                    $30,641            08/12/2005
      144         NAP        NAP        Fee                First                                    $16,423            05/09/2005
      145      100.0%    06/15/2005     Fee                First                                       $157            06/27/2005
      146      100.0%    04/08/2005     Fee                First                                       $101            04/18/2005
      147      100.0%    08/01/2005     Fee                First                                        $44            01/28/2005
      148      100.0%    06/28/2005     Fee                First                                        $34            08/26/2005
      149       97.9%    06/30/2005     Fee                First                                    $16,727            12/03/2001
      150       88.4%    02/15/2005     Fee                First      150, 196                          $63            03/09/2005
      151         NAP        NAP        Fee                First                                    $37,390            06/22/2005
      152      100.0%    05/18/2005     Fee                First                                       $239            05/31/2005
      153      100.0%    03/24/2005     Fee                First                                        $68            03/31/2005
      154       76.9%    05/05/2004     Fee                First                                        $22            07/30/2004
      155      100.0%    08/12/2005     Fee                First                                       $127            06/30/2005
      156         NAP        NAP        Fee                First                                    $42,329            07/12/2005
      157      100.0%    05/27/2004     Fee                First                                       $177            06/28/2005
      158         NAP        NAP        Fee                First                                    $37,607            03/21/2005
      159      100.0%    05/01/2005     Fee                First                                       $232            05/31/2005
      160       93.0%    10/25/2004     Fee                First                                        $50            07/07/2005
      161         NAP        NAP        Fee                First                                    $46,296            07/29/2005
      162       96.9%    06/15/2005     Fee                First                                    $19,401            06/24/2005
      163       71.9%    04/02/2005     Fee                First      118, 163                          $47            05/06/2005
      164         NAP        NAP        Fee                First                                    $26,087            04/11/2005
      165      100.0%    03/04/2005     Fee                First                                        $69            03/07/2005
      166         NAP        NAP        Fee                First                                    $78,444            06/29/2005
      167      100.0%    06/22/2005     Fee                First                                       $124            06/28/2005
      168      100.0%    03/21/2005     Fee                First                                        $63            03/24/2005
      169         NAP        NAP        Fee                First                                    $17,676            03/24/2005
      170         NAP        NAP        Fee                First                                    $47,283            06/16/2005
      171      100.0%    07/31/2005     Fee                First      171, 172                          $28            08/10/2004
      172       77.8%    07/11/2005     Fee                First      171, 172                          $24            08/11/2004
      173         NAP        NAP        Fee                First                                   $158,333            07/20/2005
      174       92.3%    01/21/2005     Fee                First                                        $89            01/24/2005
      175         NAP        NAP        Fee                First                                    $56,089            04/22/2005
      176         NAP        NAP        Fee                First                                    $24,198            04/27/2005
      177         NAP        NAP        Fee                First                                    $32,885            05/31/2005
      178         NAP        NAP        Fee                First                                    $24,500            03/30/2005
      179         NAP        NAP        Fee                First                                    $32,260            05/24/2005
      180      100.0%    07/25/2005     Fee                First      37, 73, 99, 124, 180             $189            09/30/2005
      181         NAP        NAP        Fee                First                                    $19,897            04/21/2005
      182         NAP        NAP        Fee                First                                    $19,837            03/23/2005
      183         NAP        NAP        Fee                First                                    $14,657            07/19/2005
      184       98.1%    04/30/2005     Fee                First                                    $13,739            06/30/2005
      185       97.0%    05/24/2005     Fee                First                                    $22,393            06/22/2005
      186         NAP        NAP        Fee                First                                    $34,254            07/27/2005
      187         NAP        NAP        Fee                First                                    $47,944            07/22/2005
      188         NAP        NAP        Fee                First                                    $43,723            08/16/2005
      189         NAP        NAP        Fee                First                                    $77,602            05/11/2005
      190         NAP        NAP        Fee                First                                    $19,786            06/07/2005
      191         NAP        NAP        Fee                First                                    $40,588            04/28/2005
      192         NAP        NAP        Fee                First                                    $39,617            07/21/2005
      193      100.0%    12/01/2004     Fee                First                                        $42            01/28/2005
      194         NAP        NAP        Fee                First                                    $85,617            07/28/2005
      195         NAP        NAP        Fee                First                                    $23,760            06/17/2005
      196      100.0%    02/01/2005     Fee                First      150, 196                          $86            03/16/2005
      197         NAP        NAP        Fee                First                                    $26,842            04/28/2005
      198         NAP        NAP        Fee                First                                    $25,000            04/08/2005
      199         NAP        NAP        Fee                First                                     $4,785            06/30/2005
      200         NAP        NAP        Fee                First                                    $24,958            06/22/2005
      201         NAP        NAP        Fee                First                                    $56,983            06/21/2005
      202         NAP        NAP        Fee                First                                    $99,713            06/09/2005
      203      100.0%    12/28/2004     Fee                First                                        $21            01/19/2005
      204         NAP        NAP        Fee                First                                    $50,000            07/19/2005
      205         NAP        NAP        Fee                First                                    $69,810            06/14/2005
      206         NAP        NAP        Fee                First                                    $17,755            06/29/2005
      207         NAP        NAP        Fee                First                                    $30,818            06/22/2005
      208         NAP        NAP        Fee                First                                     $3,095            03/10/2005
      209         NAP        NAP        Fee                First                                    $28,617            03/23/2005
      210         NAP        NAP        Fee                First                                    $22,323            04/28/2005
      211         NAP        NAP        Fee                First                                    $18,114            05/12/2005
      212         NAP        NAP        Fee                First                                    $19,527            05/12/2005
      213         NAP        NAP        Fee                First                                     $4,880            05/25/2005

   Mortgage           First Payment            First Payment            Maturity Date    Due Date           Grace          ARD Loan
    Loan No.           Date (P&I)                Date (IO)                                                Period(8)
------------------------------------------------------------------------------------------------------------------------------------

       1                   NAP                  05/07/2005               04/07/2012         7                 0                No
       2                   NAP                  05/08/2005               04/08/2015         8                 0                No
       3               09/05/2008               09/05/2005               08/05/2015         5                 0                No
       4               08/05/2007               08/05/2005               07/03/2015         5                 5                No
       5               11/01/2005                   NAP                  10/01/2015         1                 5                No
       6               10/05/2009               09/05/2005               08/05/2015         5                 0                No
       7               10/01/2005                   NAP                  09/01/2015         1                 0                No
       8               08/01/2007               08/01/2005               07/01/2014         1                 0                No
       9               09/05/2005                   NAP                  08/05/2015         5                 0                No
      10               10/05/2005               09/05/2005               08/05/2015         5                 0                No
      11               10/01/2010               10/01/2005               09/01/2015         1                 5                No

      12               11/03/2006               11/03/2005               10/03/2010         3                 5                No
      13               11/03/2006               11/03/2005               10/03/2010         3                 5                No
      14               02/01/2006               02/01/2005               01/01/2015         1                 5                No
      15                   NAP                  11/01/2005               10/01/2010         1                 0                No
      16               08/01/2010               09/01/2005               08/01/2015         1                 5                Yes
      17               04/01/2007               05/01/2005               04/01/2015         1                 5                No
      18               08/01/2005                   NAP                  07/01/2015         1                 5                No
      19               09/05/2008               09/05/2005               08/05/2015         5                 0                No
      20               09/01/2005                   NAP                  08/01/2015         1                 5                No
      21               09/05/2008               09/05/2005               08/05/2015         5                 0                No
      22                   NAP                  09/01/2005               08/01/2015         1                 5                No
      23               10/01/2005                   NAP                  09/01/2015         1                 5                No
      24               08/05/2010               08/05/2005               07/05/2015         5                 0                No
      25               09/05/2008               09/05/2005               08/05/2015         5                 0                No
      26               09/05/2008               09/05/2005               08/05/2015         5                 0                No
      27               09/05/2010               09/05/2005               08/05/2015         5                 0                No
      28               10/01/2005                   NAP                  09/01/2010         1                 5                No
      29               08/01/2005                   NAP                  07/01/2015         1                 5                No
      30               08/01/2005                   NAP                  07/01/2015         1                 5                No
      31               05/01/2005                   NAP                  04/01/2015         1                 5                No
      32               10/01/2005                   NAP                  09/01/2015         1                 5                No
      33               09/05/2008               09/05/2005               08/05/2015         5                 0                No
      34               10/05/2005                   NAP                  09/05/2015         5                 0                No
      35               08/01/2005                   NAP                  07/01/2015         1                 5                No
      36               11/06/2005                   NAP                  10/06/2015         6                 0                No
      37               11/01/2005                   NAP                  10/01/2015         1                 0                No
      38                   NAP                  08/01/2005               07/01/2015         1                 9                No
      39               10/05/2008               10/05/2005               09/05/2015         5                 0                No
      40               10/07/2008               10/07/2005               09/07/2015         7                 0                No
      41               07/01/2010               07/01/2005               06/01/2017         1                 7                No
      42               08/10/2000                   NAP                  07/10/2018         10               10                No
      43               09/01/2007               09/01/2005               08/01/2013         1                10                No
      44               08/01/2005                   NAP                  07/01/2015         1                 9                No
      45               10/05/2005                   NAP                  09/05/2015         5                 0                No
      46               10/01/2005                   NAP                  09/01/2015         1                10                No
      47               08/01/2005                   NAP                  07/01/2015         1                 9                No
      48               09/10/1998                   NAP                  08/10/2016         10               10                No
      49               11/05/2005                   NAP                  10/05/2015         1                 0                No
      50               06/01/2005                   NAP                  05/01/2015         1                 9                No
      51               10/01/2001               09/01/1999               08/01/2016         1                10                No
      52               07/01/1996                   NAP                  06/01/2014         1                10                No
      53                   NAP                  06/01/2005               05/01/2015         1                 9                No
      54               10/05/2006               10/05/2005               09/05/2010         5                 0                No
      55               09/01/2005                   NAP                  08/01/2015         1                 7                No
      56               10/01/2004                   NAP                  09/01/2022         1                 7                No
      57               12/10/2002                   NAP                  11/10/2017         10               10                No
      58               10/01/2005                   NAP                  09/01/2020         1                 9                No
      59               08/08/2005                   NAP                  07/08/2015         8                 0                No
      60                   NAP                  11/01/2005               10/01/2010         1                 5                Yes
      61               11/05/2010               11/05/2005               10/05/2015         5                 0                No
      62               08/08/2005                   NAP                  07/08/2015         8                 0                No
      63               02/10/1998                   NAP                  01/10/2016         10               10                No
      64               09/01/2005                   NAP                  08/01/2015         1                 5                No
      65                   NAP                  10/01/2005               09/01/2015         1                 9                No
      66               04/01/2005                   NAP                  03/01/2030         1                 7                No
      67                   NAP                  06/01/2005               05/01/2015         1                 9                No
      68               11/01/1998                   NAP                  09/30/2013         1                 5                No
      69               03/01/2005                   NAP                  02/01/2015         1                 5                No
      70               05/01/1996                   NAP                  04/01/2014         1                10                No
      71               05/10/2002                   NAP                  04/10/2017         10               10                No
      72               08/01/2005                   NAP                  07/01/2015         1                 9                No
      73               11/01/2005                   NAP                  10/01/2015         5                 0                No
      74               08/07/2005                   NAP                  07/07/2015         7                 0                No
      75               11/10/2003                   NAP                  10/10/2013         10               10                No
      76               10/05/2005                   NAP                  09/05/2015         5                 0                No
      77               08/10/2003                   NAP                  07/10/2013         10               10                No
      78               09/01/2005                   NAP                  08/01/2030         1                 9                No
      79               06/01/2005                   NAP                  05/01/2015         1                 9                No
      80               07/01/2005                   NAP                  06/01/2025         1                 5                No
      81               09/01/2005                   NAP                  08/01/2020         1                 5                No
      82               08/01/2005                   NAP                  07/01/2015         1                 5                No
      83               11/01/2005                   NAP                  10/01/2015         1                 5                No
      84               05/01/2005                   NAP                  04/01/2015         1                 9                No
      85               06/01/2005                   NAP                  05/01/2025         1                 7                No
      86               10/01/2005                   NAP                  09/01/2015         1                 5                No
      87               02/10/2003                   NAP                  01/10/2013         10               10                No
      88               09/01/2005                   NAP                  08/01/2015         1                 5                No
      89               08/01/2005                   NAP                  07/01/2015         1                 0                No
      90               06/01/2005                   NAP                  05/01/2020         1                 9                No
      91               03/01/2005                   NAP                  02/01/2025         1                 5                No
      92               08/01/2005                   NAP                  07/01/2015         1                 5                No
      93               07/01/2005                   NAP                  06/01/2015         1                 5                No
      94               08/08/2005                   NAP                  07/08/2015         8                 0                No
      95               08/01/2005                   NAP                  07/01/2015         1                 5                No
      96               10/10/1999                   NAP                  09/10/2014         10               10                No
      97                   NAP                  06/01/2005               05/01/2015         1                 9                No
      98               02/10/2005                   NAP                  01/10/2020         10               10                No
      99               11/01/2005                   NAP                  10/01/2015         1                 0                No
      100              08/01/2005                   NAP                  07/01/2015         1                 9                No
      101                  NAP                  09/01/2005               08/01/2015         1                 9                No
      102              09/10/1997                   NAP                  08/10/2015         10               10                No
      103              02/01/2005                   NAP                  01/01/2015         1                 5                No
      104              10/01/2005                   NAP                  09/01/2020         1                 5                No

      105              03/01/2005                   NAP                  02/01/2025         1                 5                No
      106              03/01/2005                   NAP                  02/01/2025         1                 5                No
      107              03/01/2005                   NAP                  02/01/2025         1                 5                No
      108              09/01/2005                   NAP                  08/01/2015         1                 5                No
      109              10/01/2005                   NAP                  09/01/2015         1                 5                No
      110              10/01/2005                   NAP                  09/01/2025         1                 5                No
      111              08/08/2005                   NAP                  07/08/2015         8                 0                No
      112              08/10/2002                   NAP                  07/10/2017         10               10                No
      113              09/01/2005                   NAP                  08/01/2015         1                 5                No
      114              07/01/2005                   NAP                  06/01/2015         1                 9                No
      115              07/10/2001                   NAP                  06/10/2016         10               10                No
      116              09/10/1998                   NAP                  08/10/2016         10               10                No
      117                  NAP                  05/01/2005               04/01/2015         1                 9                No
      118              03/01/2005                   NAP                  02/01/2020         1                 5                No
      119                  NAP                  08/01/2005               07/01/2015         1                 9                No
      120                  NAP                  06/01/2005               05/01/2015         1                 9                No
      121                  NAP                  06/01/2005               05/01/2015         1                 9                No
      122              08/01/2005                   NAP                  07/01/2015         1                 9                No
      123              09/01/2005                   NAP                  08/01/2015         1                 5                No
      124              11/01/2005                   NAP                  10/01/2015         1                 0                No
      125              10/01/2005                   NAP                  09/01/2025         1                 5                No
      126              06/01/2005                   NAP                  05/01/2015         1                 9                No
      127              09/01/2005                   NAP                  08/01/2015         1                 9                No
      128              09/01/2005                   NAP                  08/01/2015         1                 9                No
      129              09/01/2005                   NAP                  08/01/2015         1                10                No
      130              09/01/2005                   NAP                  08/01/2015         1                 5                No
      131              08/01/2005                   NAP                  07/01/2015         1                 9                No
      132              09/01/2005                   NAP                  08/01/2025         1                 9                No
      133              09/01/2005                   NAP                  08/01/2015         1                 5                No
      134              05/01/2005                   NAP                  04/01/2020         1                 9                No
      135                  NAP                  10/01/2005               09/01/2015         1                 9                No
      136              08/01/2005                   NAP                  07/01/2015         1                 9                No
      137              09/01/2005                   NAP                  08/01/2020         1                 5                No
      138              07/10/2000                   NAP                  06/10/2015         10               10                No
      139              10/01/2005                   NAP                  09/01/2015         1                 5                No
      140              09/01/2005                   NAP                  08/01/2015         1                 5                No
      141              11/01/2005                   NAP                  10/01/2025         1                 5                No
      142              10/01/2005                   NAP                  09/01/2015         1                 5                No
      143              10/01/2005                   NAP                  09/01/2015         1                 9                No
      144              07/01/2005                   NAP                  06/01/2015         1                 9                No
      145              08/01/2005                   NAP                  07/01/2021         1                 5                No
      146              06/01/2005                   NAP                  05/01/2025         1                 5                No
      147              03/01/2005                   NAP                  02/01/2022         1                 5                No
      148              10/01/2005                   NAP                  09/01/2025         1                 5                No
      149              01/10/2002                   NAP                  12/10/2016         10               10                No
      150              05/01/2005                   NAP                  04/01/2020         1                 5                No
      151              08/01/2005                   NAP                  07/01/2015         1                 9                No
      152              07/01/2005                   NAP                  06/01/2015         1                10                No
      153              05/01/2005                   NAP                  04/01/2020         1                 5                No
      154              09/01/2004                   NAP                  08/01/2014         1                 5                No
      155              08/01/2005                   NAP                  07/01/2015         1                10                No
      156              09/01/2005                   NAP                  08/01/2015         1                 9                No
      157              08/01/2005                   NAP                  07/01/2015         1                 0                No
      158              05/01/2005                   NAP                  04/01/2015         1                 9                No
      159              08/01/2005                   NAP                  07/01/2015         1                 5                No
      160              09/01/2005                   NAP                  08/01/2020         1                 5                No
      161                  NAP                  09/01/2005               08/01/2015         1                 9                No
      162              08/01/2005                   NAP                  07/01/2015         1                 5                No
      163              07/01/2005                   NAP                  06/01/2015         1                 5                No
      164                  NAP                  06/01/2005               05/01/2015         1                 9                No
      165              05/01/2005                   NAP                  04/01/2025         1                 5                No
      166              08/01/2005                   NAP                  07/01/2015         1                 9                No
      167              08/01/2005                   NAP                  07/01/2015         1                 5                No
      168              05/01/2005                   NAP                  04/01/2020         1                 5                No
      169              05/01/2005                   NAP                  04/01/2015         1                 9                No
      170              08/01/2005                   NAP                  07/01/2015         1                 9                No
      171              10/01/2004                   NAP                  09/01/2024         1                 5                No
      172              10/01/2004                   NAP                  09/01/2024         1                 5                No
      173                  NAP                  09/01/2005               08/01/2015         1                 9                No
      174              03/01/2005                   NAP                  02/01/2020         1                 5                No
      175              06/01/2005                   NAP                  05/01/2015         1                 9                No
      176              06/01/2005                   NAP                  05/01/2015         1                 9                No
      177              07/01/2005                   NAP                  06/01/2015         1                 9                No
      178              05/01/2005                   NAP                  04/01/2015         1                 9                No
      179              07/01/2005                   NAP                  06/01/2015         1                 9                No
      180              11/01/2005                   NAP                  10/01/2015         1                 0                No
      181              06/01/2005                   NAP                  05/01/2015         1                 9                No
      182              05/01/2005                   NAP                  04/01/2015         1                 9                No
      183              09/01/2005                   NAP                  08/01/2020         1                 9                No
      184              08/01/2005                   NAP                  07/01/2020         1                 5                No
      185              08/01/2005                   NAP                  07/01/2017         1                 5                No
      186              09/01/2005                   NAP                  08/01/2015         1                 9                No
      187              09/01/2005                   NAP                  08/01/2015         1                 9                No
      188              10/01/2005                   NAP                  09/01/2015         1                 9                No
      189              07/01/2005                   NAP                  06/01/2015         1                 9                No
      190              08/01/2005                   NAP                  07/01/2015         1                 9                No
      191                  NAP                  06/01/2005               05/01/2015         1                 9                No
      192              09/01/2005                   NAP                  08/01/2015         1                 9                No
      193              03/01/2005                   NAP                  02/01/2020         1                 5                No
      194              09/01/2005                   NAP                  08/01/2015         1                 9                No
      195              08/01/2005                   NAP                  07/01/2015         1                 9                No
      196              05/01/2005                   NAP                  04/01/2014         1                 5                No
      197                  NAP                  06/01/2005               05/01/2015         1                 9                No
      198                  NAP                  06/01/2005               05/01/2015         1                 9                No
      199              08/01/2005                   NAP                  07/01/2015         1                 9                No
      200              08/01/2005                   NAP                  07/01/2015         1                 9                No
      201              08/01/2005                   NAP                  07/01/2015         1                 9                No
      202              08/01/2005                   NAP                  07/01/2015         1                 9                No
      203              03/01/2005                   NAP                  02/01/2015         1                 5                No
      204                  NAP                  09/01/2005               08/01/2015         1                 9                No
      205              08/01/2005                   NAP                  07/01/2015         1                 9                No
      206              08/01/2005                   NAP                  07/01/2015         1                 9                No
      207              08/01/2005                   NAP                  07/01/2025         1                 9                No
      208              05/01/2005                   NAP                  04/01/2015         1                 9                No
      209              05/01/2005                   NAP                  04/01/2015         1                 9                No
      210              06/01/2005                   NAP                  05/01/2015         1                 9                No
      211              07/01/2005                   NAP                  06/01/2015         1                 9                No
      212              07/01/2005                   NAP                  06/01/2015         1                 9                No
      213              07/01/2005                   NAP                  06/01/2015         1                 9                No

   Mortgage     Lockbox          Lockbox          Original Term   Remaining Term        Original       Remaining           Mortgage
    Loan No.    Status             Type            to Maturity      to Maturity      Amort.Term(9)    Amort. Term           Rate(10)
------------------------------------------------------------------------------------------------------------------------------------

       1       In-Place            Hard                 84              78                 IO              IO                5.330%
       2       In-Place            Hard                120              114                IO              IO                5.000%
       3       In-Place            Hard                120              118               360             360                5.012%
       4       In-Place            Hard                120              117               336             336                5.790%
       5       In-Place            Soft                120              120               360             360                5.000%
       6       In-Place            Hard                120              118               312             312                5.445%
       7         None              NAP                 120              119               360             359                5.080%
       8       In-Place            Hard                108              105               360             360                5.060%
       9       Springing           Hard                120              118               360             358                5.225%
      10       In-Place            Hard                120              118               240             239                5.570%
      11         None              NAP                 120              119               360             360                5.100%

      12       In-Place            Soft                 60              60                300             300                6.458%
      13       In-Place            Soft                 60              60                300             300                6.458%
      14         None              NAP                 120              111               360             360                5.110%
      15         None              NAP                  60              60                 IO              IO                4.930%
      16       In-Place            Soft                120              118               360             360                5.150%
      17       In-Place            Soft                120              114               360             360                5.170%
      18         None              NAP                 120              117               360             357                4.890%
      19       Springing           Hard                120              118               360             360                4.970%
      20         None              NAP                 120              118               360             358                5.300%
      21       In-Place            Hard                120              118               360             360                5.470%
      22         None              NAP                 120              118                IO              IO                4.800%
      23       In-Place            Hard                120              119               240             239                5.500%
      24       Springing           Hard                120              117               360             360                5.630%
      25       Springing           Hard                120              118               360             360                4.747%
      26       Springing           Hard                120              118               360             360                4.747%
      27       Springing           Hard                120              118               336             336                5.349%
      28         None              NAP                  60              59                360             359                5.030%
      29         None              NAP                 120              117               300             297                5.430%
      30         None              NAP                 120              117               300             297                5.430%
      31       Springing           Hard                120              114               360             354                5.420%
      32         None              NAP                 120              119               360             359                5.080%
      33       Springing           Hard                120              118               360             360                5.020%
      34       Springing           Hard                120              119               360             359                5.450%
      35         None              NAP                 120              117               300             297                5.330%
      36       Springing           Hard                120              120               360             360                5.105%
      37       Springing           Hard                120              120               360             360                5.445%
      38         None              NAP                 120              117                IO              IO                5.270%
      39       Springing           Hard                120              119               360             360                5.041%
      40       Springing           Hard                120              119               360             360                5.580%
      41         None              NAP                 144              140               360             360                5.650%
      42         None              NAP                 216              153               360             297                7.500%
      43         None              NAP                  96              94                360             360                5.270%
      44         None              NAP                 120              117               360             357                4.850%
      45       Springing           Hard                120              119               360             359                5.010%
      46         None              NAP                 120              119               360             359                4.980%
      47         None              NAP                 120              117               480             477                4.940%
      48         None              NAP                 216              130               360             274                7.230%
      49       Springing           Hard                120              120               360             360                5.295%
      50         None              NAP                 120              115               420             415                5.320%
      51         None              NAP                 204              130               360             312                7.120%
      52         None              NAP                 216              104               360             248                8.570%
      53         None              NAP                 120              115                IO              IO                5.450%
      54       Springing           Hard                 60              59                360             360                5.450%
      55         None              NAP                 120              118               360             358                5.210%
      56         None              NAP                 216              203               216             203                6.100%
      57         None              NAP                 180              145               360             325                8.300%
      58         None              NAP                 180              179               360             359                5.080%
      59       In-Place            Hard                120              117               360             357                5.280%
      60       Springing           Hard                 60              60                 IO              IO                4.950%
      61       Springing           Hard                120              120               360             360                5.390%
      62       In-Place            Hard                120              117               360             357                5.280%
      63         None              NAP                 216              123               360             267                7.520%
      64         None              NAP                 120              118               360             358                4.900%
      65         None              NAP                 120              119                IO              IO                5.010%
      66       In-Place            Hard                300              293               300             293                5.730%
      67         None              NAP                 120              115                IO              IO                5.030%
      68         None              NAP                 180              96                341             257                8.970%
      69         None              NAP                 120              112               360             352                5.400%
      70         None              NAP                 216              102               360             246                8.000%
      71         None              NAP                 180              138               360             318                8.810%
      72         None              NAP                 120              117               480             477                5.010%
      73       Springing           Hard                120              120               360             360                5.330%
      74       Springing           Hard                120              117               360             357                5.250%
      75         None              NAP                 120              96                360             336                5.990%
      76       Springing           Hard                120              119               360             359                5.450%
      77         None              NAP                 120              93                360             333                6.500%
      78         None              NAP                 300              298               300             298                5.880%
      79         None              NAP                 120              115               360             355                5.460%
      80         None              NAP                 240              236               240             236                6.080%
      81         None              NAP                 180              178               200             198                5.680%
      82         None              NAP                 120              117               360             357                4.870%
      83         None              NAP                 120              120               360             360                5.230%
      84         None              NAP                 120              114               360             354                5.300%
      85         None              NAP                 240              235               240             235                5.670%
      86         None              NAP                 120              119               360             359                4.940%
      87         None              NAP                 120              87                360             327                6.350%
      88         None              NAP                 120              118               300             298                5.470%
      89         None              NAP                 120              117               300             297                5.200%
      90         None              NAP                 180              175               360             355                6.170%
      91         None              NAP                 240              232               240             232                5.910%
      92         None              NAP                 120              117               120             117                5.410%
      93         None              NAP                 120              116               360             356                5.470%
      94       In-Place            Hard                120              117               360             357                5.280%
      95         None              NAP                 120              117               240             237                5.920%
      96         None              NAP                 180              107               360             287                8.080%
      97         None              NAP                 120              115                IO              IO                5.430%
      98         None              NAP                 180              171               360             351                7.230%
      99       Springing           Hard                120              120               360             360                5.445%
      100        None              NAP                 120              117               480             477                5.690%
      101        None              NAP                 120              118                IO              IO                4.940%
      102        None              NAP                 216              118               360             262                8.750%
      103        None              NAP                 120              111               360             351                5.490%
      104        None              NAP                 180              179               180             179                5.600%

      105        None              NAP                 240              232               240             232                5.990%
      106        None              NAP                 240              232               240             232                5.990%
      107        None              NAP                 240              232               240             232                5.990%
      108        None              NAP                 120              118               300             298                5.460%
      109      Springing           Hard                120              119               360             359                5.860%
      110        None              NAP                 240              239               240             239                5.330%
      111      In-Place            Hard                120              117               360             357                5.280%
      112        None              NAP                 180              141               360             321                7.980%
      113        None              NAP                 120              118               360             358                5.320%
      114        None              NAP                 120              116               360             356                5.610%
      115        None              NAP                 180              128               360             308                7.850%
      116        None              NAP                 216              130               360             274                7.230%
      117        None              NAP                 120              114                IO              IO                5.520%
      118        None              NAP                 180              172               180             172                5.500%
      119        None              NAP                 120              117                IO              IO                4.900%
      120        None              NAP                 120              115                IO              IO                5.580%
      121        None              NAP                 120              115                IO              IO                5.550%
      122        None              NAP                 120              117               480             477                5.140%
      123      Springing           Hard                120              118               360             358                5.400%
      124      Springing           Hard                120              120               360             360                5.445%
      125        None              NAP                 240              239               240             239                5.670%
      126        None              NAP                 120              115               360             355                5.850%
      127        None              NAP                 120              118               480             478                4.830%
      128        None              NAP                 120              118               480             478                4.830%
      129      Springing           Soft                120              118               360             358                5.550%
      130      Springing           Hard                120              118               360             358                5.400%
      131        None              NAP                 120              117               360             357                4.960%
      132        None              NAP                 240              238               240             238                5.780%
      133        None              NAP                 120              118               240             238                5.600%
      134        None              NAP                 180              174               180             174                6.380%
      135        None              NAP                 120              119                IO              IO                5.060%
      136        None              NAP                 120              117               480             477                5.420%
      137        None              NAP                 180              178               180             178                5.650%
      138        None              NAP                 180              116               360             296                8.070%
      139        None              NAP                 120              119               240             239                5.510%
      140        None              NAP                 120              118               300             298                5.520%
      141        None              NAP                 240              240               240             240                5.450%
      142        None              NAP                 120              119               240             239                5.370%
      143        None              NAP                 120              119               480             479                5.160%
      144        None              NAP                 120              116               360             356                5.410%
      145        None              NAP                 192              189               192             189                5.650%
      146        None              NAP                 240              235               240             235                6.110%
      147        None              NAP                 204              196               204             196                5.690%
      148        None              NAP                 240              239               240             239                5.550%
      149        None              NAP                 180              134               360             314                7.670%
      150        None              NAP                 180              174               180             174                5.680%
      151        None              NAP                 120              117               360             357                5.570%
      152        None              NAP                 120              116               360             356                5.600%
      153        None              NAP                 180              174               180             174                5.630%
      154        None              NAP                 120              106               300             286                6.260%
      155        None              NAP                 120              117               300             297                5.400%
      156        None              NAP                 120              118               360             358                5.040%
      157        None              NAP                 120              117               360             357                5.250%
      158        None              NAP                 120              114               360             354                5.390%
      159        None              NAP                 120              117               360             357                5.860%
      160        None              NAP                 180              178               240             238                5.740%
      161        None              NAP                 120              118                IO              IO                4.810%
      162        None              NAP                 120              117               240             237                5.840%
      163        None              NAP                 120              116               240             236                5.780%
      164        None              NAP                 120              115                IO              IO                5.340%
      165        None              NAP                 240              234               240             234                5.860%
      166        None              NAP                 120              117               480             477                5.130%
      167        None              NAP                 120              117               240             237                5.660%
      168        None              NAP                 180              174               180             174                5.750%
      169        None              NAP                 120              114               360             354                5.270%
      170        None              NAP                 120              117               240             237                5.130%
      171        None              NAP                 240              227               240             227                6.450%
      172        None              NAP                 240              227               240             227                6.450%
      173        None              NAP                 120              118                IO              IO                4.850%
      174        None              NAP                 180              172               180             172                5.690%
      175        None              NAP                 120              115               480             475                5.290%
      176        None              NAP                 120              115               360             355                5.620%
      177        None              NAP                 120              116               480             476                5.440%
      178        None              NAP                 120              114               480             474                5.450%
      179        None              NAP                 120              116               360             356                5.200%
      180      Springing           Hard                120              120               360             360                5.330%
      181        None              NAP                 120              115               360             355                5.670%
      182        None              NAP                 120              114               312             306                5.850%
      183        None              NAP                 180              178               240             238                5.870%
      184        None              NAP                 180              177               180             177                5.540%
      185        None              NAP                 144              141               144             141                5.640%
      186        None              NAP                 120              118               480             478                5.690%
      187        None              NAP                 120              118               480             478                5.430%
      188        None              NAP                 120              119               480             479                5.200%
      189        None              NAP                 120              116               480             476                5.430%
      190        None              NAP                 120              117               180             177                5.440%
      191        None              NAP                 120              115                IO              IO                5.960%
      192        None              NAP                 120              118               360             358                5.060%
      193        None              NAP                 180              172               180             172                5.740%
      194        None              NAP                 120              118               480             478                5.120%
      195        None              NAP                 120              117               480             477                5.620%
      196        None              NAP                 108              102               108             102                5.280%
      197        None              NAP                 120              115                IO              IO                5.800%
      198        None              NAP                 120              115                IO              IO                5.720%
      199        None              NAP                 120              117               360             357                6.000%
      200        None              NAP                 120              117               480             477                5.600%
      201        None              NAP                 120              117               360             357                5.780%
      202        None              NAP                 120              117               360             357                5.930%
      203        None              NAP                 120              112               120             112                5.600%
      204        None              NAP                 120              118                IO              IO                5.330%
      205        None              NAP                 120              117               360             357                6.200%
      206        None              NAP                 120              117               480             477                5.800%
      207        None              NAP                 240              237               240             237                6.390%
      208        None              NAP                 120              114               120             114                6.350%
      209        None              NAP                 120              114               360             354                7.180%
      210        None              NAP                 120              115               120             115                6.670%
      211        None              NAP                 120              116               360             356                6.250%
      212        None              NAP                 120              116               120             116                6.610%
      213        None              NAP                 120              116               120             116                6.250%

                                                       121              115               341             336                5.415%

   Mortgage       Monthly                  Monthly        Third Most      Third Most             Second Most       Second Most
    Loan No. Payment (P&I)(11)         Payment (IO)(11)   Recent NOI      Recent NOI             Recent NOI        Recent NOI
                                                                           End Date                                 End Date
---------------------------------------------------------------------------------------------------------------------------------

       1              NAP                 $882,658               NAP          NAP                $10,809,763       12/31/2002
       2              NAP                 $359,086               NAP          NAP                 $3,178,253       12/31/2003
       3         $451,546                 $355,713        $6,199,336      12/31/2002              $6,266,154       12/31/2003
       4         $391,265                 $317,981               NAP          NAP                 $5,675,542       12/31/2004
       5         $316,725                      NAP        $5,496,977      12/31/2003              $6,007,979       12/31/2004
       6         $352,699                 $270,511        $5,214,384      12/31/2003              $5,247,872       12/31/2004
       7         $270,861                      NAP        $7,448,417      12/31/2003              $8,087,940       12/31/2004
       8         $264,842                 $209,486        $5,095,636      12/31/2003              $4,942,329       12/31/2004
       9         $220,263                      NAP               NAP          NAP                 $3,855,443       12/31/2004
      10         $276,739                 $188,245        $5,564,015      12/31/2003              $4,933,658       12/31/2004
      11         $149,311                 $118,498               NAP          NAP                 $1,937,354       12/31/2004

      12          $92,512                  $75,051          $178,900      12/31/2003              $1,787,859       12/31/2004
      13          $78,994                  $64,084          $160,558      12/31/2003              $1,595,585       12/31/2004
      14         $134,532                 $106,858               NAP          NAP                        NAP          NAP
      15              NAP                  $89,556               NAP          NAP                 $1,369,952       12/31/2003
      16         $114,666                  $91,377               NAP          NAP                 $1,369,332       12/31/2003
      17         $109,452                  $87,363          $707,065      12/31/2003                $713,309       12/31/2004
      18          $98,072                      NAP        $1,485,048      12/31/2002              $1,460,430       12/31/2003
      19          $90,146                  $70,756               NAP          NAP                        NAP          NAP
      20          $80,519                      NAP               NAP          NAP                        NAP          NAP
      21          $79,227                  $64,703        $1,131,381      12/31/2002                $825,250       12/31/2003
      22              NAP                  $48,667        $1,241,461      12/31/2003              $1,207,077       12/31/2004
      23          $80,483                      NAP               NAP          NAP                        NAP          NAP
      24          $66,813                  $55,179          $790,756      10/31/2003                $843,751       12/31/2004
      25          $57,883                  $44,520          $697,232      12/31/2002                $754,379       12/31/2003
      26          $56,318                  $43,316               NAP          NAP                   $744,756       12/31/2003
      27          $60,919                  $47,906          $799,348      12/31/2003                $884,899       12/31/2004
      28          $56,559                      NAP               NAP          NAP                        NAP          NAP
      29          $38,425                      NAP        $1,054,689   T-12(04/30/2004)           $1,234,920       12/31/2004
      30          $25,616                      NAP          $562,210      12/31/2003                $905,102       12/31/2004
      31          $59,092                      NAP               NAP          NAP                 $1,030,916       12/31/2003
      32          $54,172                      NAP        $1,427,887      12/31/2003              $1,724,595       12/31/2004
      33          $51,114                  $40,294          $775,223      12/31/2003                $886,287       12/31/2004
      34          $53,642                      NAP          $993,241      12/31/2003              $1,061,054       12/31/2004
      35          $55,566                      NAP        $1,494,804      12/31/2003              $1,459,873       12/31/2004
      36          $47,263                      NAP          $903,775      12/31/2003                $975,423       12/31/2004
      37          $45,994                      NAP               NAP          NAP                        NAP          NAP
      38              NAP                  $34,694               NAP          NAP                        NAP          NAP
      39          $42,609                  $33,650               NAP          NAP                        NAP          NAP
      40          $44,680                  $36,774               NAP          NAP                   $442,363       12/31/2003
      41          $45,140                  $36,996        $1,035,608      12/31/2003              $1,158,905       12/31/2004
      42          $57,371                      NAP          $651,820      12/31/2003                $735,869       12/31/2004
      43          $41,923                  $33,729               NAP          NAP                   $248,019       12/31/2003
      44          $39,577                      NAP               NAP          NAP                        NAP          NAP
      45          $38,158                      NAP          $635,218      12/31/2003                $646,447       12/31/2004
      46          $37,492                      NAP               NAP          NAP                        NAP          NAP
      47          $33,794                      NAP               NAP          NAP                        NAP          NAP
      48          $50,218                      NAP        $1,095,347      12/31/2003                $708,222       12/31/2004
      49          $36,073                      NAP          $524,341      12/31/2003                $522,780       12/31/2004
      50          $34,455                      NAP               NAP          NAP                        NAP          NAP
      51          $43,770                  $38,567          $593,884      12/31/2003                $619,377       12/31/2004
      52          $52,624                      NAP          $805,560      12/31/2003                $805,239       12/31/2004
      53              NAP                  $27,250               NAP          NAP                        NAP          NAP
      54          $33,879                  $27,628               NAP          NAP                   $521,185       12/31/2003
      55          $33,266                      NAP               NAP          NAP                   $503,777       12/31/2004
      56          $45,596                      NAP          $730,116      12/31/2003                $898,868       12/31/2004
      57          $44,684                      NAP          $582,035      12/31/2003                $533,882       12/31/2004
      58          $30,336                      NAP               NAP          NAP                        NAP          NAP
      59          $29,362                      NAP               NAP          NAP                        NAP          NAP
      60              NAP                  $20,911               NAP          NAP                        NAP          NAP
      61          $28,045                  $22,770               NAP          NAP                   $502,250       12/31/2002
      62          $27,731                      NAP               NAP          NAP                        NAP          NAP
      63          $38,007                      NAP          $669,905      12/31/2003                $660,832       12/31/2004
      64          $25,210                      NAP               NAP          NAP                        NAP          NAP
      65              NAP                  $19,472               NAP          NAP                        NAP          NAP
      66          $28,926                      NAP               NAP          NAP                        NAP          NAP
      67              NAP                  $19,124               NAP          NAP                        NAP          NAP
      68          $38,219                      NAP          $491,188      12/31/2003                $525,621       12/31/2004
      69          $24,848                      NAP               NAP          NAP                        NAP          NAP
      70          $36,065                      NAP          $572,428      12/31/2003                $542,335       12/31/2004
      71          $34,606                      NAP          $562,221      12/31/2003                $639,127       12/31/2004
      72          $20,522                      NAP               NAP          NAP                        NAP          NAP
      73          $23,401                      NAP               NAP          NAP                        NAP          NAP
      74          $22,640                      NAP               NAP          NAP                        NAP          NAP
      75          $24,855                      NAP               NAP          NAP                   $571,987       12/31/2004
      76          $22,586                      NAP          $401,905      12/31/2003                $451,772       12/31/2004
      77          $25,915                      NAP               NAP          NAP                   $467,001       12/31/2004
      78          $25,479                      NAP               NAP          NAP                        NAP          NAP
      79          $22,802                      NAP               NAP          NAP                        NAP          NAP
      80          $28,842                      NAP               NAP          NAP                        NAP          NAP
      81          $44,354                      NAP               NAP          NAP                   $525,111       12/31/2003
      82          $19,569                      NAP               NAP          NAP                        NAP          NAP
      83          $19,835                      NAP               NAP          NAP                        NAP          NAP
      84          $20,156                      NAP               NAP          NAP                        NAP          NAP
      85          $25,281                      NAP               NAP          NAP                        NAP          NAP
      86          $18,927                      NAP               NAP          NAP                        NAP          NAP
      87          $22,712                      NAP          $346,774      12/31/2003                $342,974       12/31/2004
      88          $21,430                      NAP               NAP          NAP                        NAP          NAP
      89          $20,871                      NAP          $571,657      12/31/2002                $535,528       12/31/2003
      90          $21,551                      NAP               NAP          NAP                        NAP          NAP
      91          $24,894                      NAP               NAP          NAP                        NAP          NAP
      92          $35,667                      NAP          $508,007      12/31/2002                $536,234       12/31/2003
      93          $18,109                      NAP               NAP          NAP                        NAP          NAP
      94          $17,702                      NAP               NAP          NAP                        NAP          NAP
      95          $22,422                      NAP               NAP          NAP                   $332,886       12/31/2003
      96          $24,584                      NAP          $539,463      12/31/2003                $527,949       12/31/2004
      97              NAP                  $14,222               NAP          NAP                        NAP          NAP
      98          $21,139                      NAP               NAP          NAP                        NAP          NAP
      99          $17,354                      NAP               NAP          NAP                        NAP          NAP
      100         $15,863                      NAP               NAP          NAP                        NAP          NAP
      101             NAP                  $12,104               NAP          NAP                        NAP          NAP
      102         $24,782                      NAP          $356,467      12/31/2003                $372,424       12/31/2004
      103         $16,448                      NAP               NAP          NAP                        NAP          NAP
      104         $23,563                      NAP          $142,011      12/31/2003                $263,562       12/31/2004

      105          $6,872                      NAP               NAP          NAP                   $313,574       12/31/2002
      106          $6,872                      NAP               NAP          NAP                        NAP          NAP
      107          $6,872                      NAP               NAP      12/31/2001                     NAP          NAP
      108         $17,128                      NAP          $309,493      12/31/2002                $333,043       12/31/2003
      109         $16,279                      NAP               NAP          NAP                        NAP          NAP
      110         $18,315                      NAP               NAP          NAP                        NAP          NAP
      111         $14,965                      NAP               NAP          NAP                        NAP          NAP
      112         $20,031                      NAP          $337,887      12/31/2003                $321,184       12/31/2004
      113         $14,736                      NAP               NAP          NAP                    $51,745       12/31/2004
      114         $14,942                      NAP               NAP          NAP                        NAP          NAP
      115         $19,166                      NAP          $331,343      12/31/2003                $280,800       12/31/2004
      116         $18,927                      NAP          $266,322      12/31/2003                $258,740       12/31/2004
      117             NAP                  $11,500               NAP          NAP                        NAP          NAP
      118         $20,019                      NAP          $452,799      12/31/2001                $521,710       12/31/2003
      119             NAP                   $9,522               NAP          NAP                        NAP          NAP
      120             NAP                  $10,463               NAP          NAP                        NAP          NAP
      121             NAP                  $10,175               NAP          NAP                        NAP          NAP
      122         $10,813                      NAP               NAP          NAP                        NAP          NAP
      123         $12,354                      NAP          $324,763      12/31/2002                $263,782       12/31/2003
      124         $11,851                      NAP               NAP          NAP                        NAP          NAP
      125         $14,648                      NAP               NAP          NAP                        NAP          NAP
      126         $12,389                      NAP               NAP          NAP                        NAP          NAP
      127          $9,420                      NAP               NAP          NAP                        NAP          NAP
      128          $9,420                      NAP               NAP          NAP                        NAP          NAP
      129         $11,419                      NAP               NAP          NAP                        NAP          NAP
      130         $11,231                      NAP          $375,838      12/31/2002                $368,196       12/31/2003
      131         $10,688                      NAP               NAP          NAP                        NAP          NAP
      132         $14,076                      NAP               NAP          NAP                        NAP          NAP
      133         $13,871                      NAP          $281,223      12/31/2003                $270,927       12/31/2004
      134         $17,290                      NAP               NAP          NAP                        NAP          NAP
      135             NAP                   $8,012               NAP          NAP                        NAP          NAP
      136          $9,696                      NAP               NAP          NAP                        NAP          NAP
      137         $15,676                      NAP               NAP          NAP                   $138,150       12/31/2004
      138         $14,441                      NAP          $245,482      12/31/2003                $209,129       12/31/2004
      139         $12,564                      NAP          $169,980      12/31/2002                $169,900       12/31/2003
      140         $11,229                      NAP               NAP          NAP                        NAP          NAP
      141         $12,331                      NAP               NAP          NAP                        NAP          NAP
      142         $11,502                      NAP               NAP          NAP                        NAP          NAP
      143          $8,009                      NAP               NAP          NAP                        NAP          NAP
      144          $9,070                      NAP               NAP          NAP                        NAP          NAP
      145         $12,678                      NAP           $94,982      12/31/2002                $130,598       12/31/2003
      146         $11,565                      NAP               NAP          NAP                        NAP          NAP
      147         $12,256                      NAP               NAP          NAP                        NAP          NAP
      148         $10,706                      NAP               NAP          NAP                        NAP          NAP
      149         $11,374                      NAP          $143,078      12/31/2003                $160,989       12/31/2004
      150         $12,813                      NAP               NAP          NAP                    $79,630       12/31/2003
      151          $8,583                      NAP               NAP          NAP                        NAP          NAP
      152          $8,611                      NAP               NAP          NAP                        NAP          NAP
      153         $12,360                      NAP               NAP          NAP                        NAP          NAP
      154          $9,574                      NAP          $187,054      12/30/2003                $220,834       12/31/2003
      155          $8,544                      NAP               NAP          NAP                        NAP          NAP
      156          $7,550                      NAP               NAP          NAP                        NAP          NAP
      157          $7,731                      NAP               NAP          NAP                        NAP          NAP
      158          $7,494                      NAP               NAP          NAP                        NAP          NAP
      159          $7,678                      NAP               NAP          NAP                        NAP          NAP
      160          $8,944                      NAP               NAP          NAP                        NAP          NAP
      161             NAP                   $5,080               NAP          NAP                        NAP          NAP
      162          $8,840                      NAP               NAP          NAP                   $201,499       12/31/2003
      163          $8,797                      NAP          $252,710      12/31/2003                $172,807       12/31/2003
      164             NAP                   $5,414               NAP          NAP                        NAP          NAP
      165          $8,501                      NAP               NAP          NAP                        NAP          NAP
      166          $5,399                      NAP               NAP          NAP                        NAP          NAP
      167          $7,667                      NAP               NAP          NAP                   $150,658       12/31/2003
      168          $9,135                      NAP          $146,937          NAP                   $107,654       12/31/2004
      169          $5,859                      NAP               NAP          NAP                        NAP          NAP
      170          $6,711                      NAP               NAP          NAP                        NAP          NAP
      171          $7,426                      NAP          $130,805      12/31/2002                $159,468       12/31/2002
      172          $7,426                      NAP               NAP          NAP                   $150,750       12/31/2002
      173             NAP                   $3,893               NAP          NAP                        NAP          NAP
      174          $7,858                      NAP           $88,632      12/30/2003                $118,798       12/31/2004
      175          $4,559                      NAP               NAP          NAP                        NAP          NAP
      176          $5,222                      NAP               NAP          NAP                        NAP          NAP
      177          $4,554                      NAP               NAP          NAP                        NAP          NAP
      178          $4,580                      NAP               NAP          NAP                        NAP          NAP
      179          $4,844                      NAP               NAP          NAP                        NAP          NAP
      180          $4,736                      NAP               NAP          NAP                        NAP          NAP
      181          $4,668                      NAP               NAP          NAP                        NAP          NAP
      182          $5,035                      NAP               NAP          NAP                        NAP          NAP
      183          $5,636                      NAP               NAP          NAP                        NAP          NAP
      184          $6,144                      NAP          $120,638      12/31/2003                $135,106       12/31/2004
      185          $7,180                      NAP               NAP          NAP                    $99,559       12/31/2004
      186          $3,807                      NAP               NAP          NAP                        NAP          NAP
      187          $3,679                      NAP               NAP          NAP                        NAP          NAP
      188          $3,469                      NAP               NAP          NAP                        NAP          NAP
      189          $3,613                      NAP               NAP          NAP                        NAP          NAP
      190          $5,725                      NAP               NAP          NAP                        NAP          NAP
      191             NAP                   $3,427               NAP          NAP                        NAP          NAP
      192          $3,648                      NAP               NAP          NAP                        NAP          NAP
      193          $5,394                      NAP               NAP          NAP                        NAP          NAP
      194          $2,941                      NAP               NAP          NAP                        NAP          NAP
      195          $3,118                      NAP               NAP          NAP                        NAP          NAP
      196          $7,225                      NAP               NAP          NAP                   $106,192       12/31/2003
      197             NAP                   $2,499               NAP          NAP                        NAP          NAP
      198             NAP                   $2,383               NAP          NAP                        NAP          NAP
      199          $2,848                      NAP               NAP          NAP                        NAP          NAP
      200          $2,090                      NAP               NAP          NAP                        NAP          NAP
      201          $2,342                      NAP               NAP          NAP                        NAP          NAP
      202          $2,401                      NAP               NAP          NAP                        NAP          NAP
      203          $4,361                      NAP               NAP          NAP                        NAP          NAP
      204             NAP                   $1,555               NAP          NAP                        NAP          NAP
      205          $2,163                      NAP               NAP          NAP                        NAP          NAP
      206          $1,716                      NAP               NAP          NAP                        NAP          NAP
      207          $2,291                      NAP               NAP          NAP                        NAP          NAP
      208          $3,333                      NAP               NAP          NAP                        NAP          NAP
      209          $1,574                      NAP               NAP          NAP                        NAP          NAP
      210          $2,642                      NAP               NAP          NAP                        NAP          NAP
      211          $1,243                      NAP               NAP          NAP                        NAP          NAP
      212          $1,833                      NAP               NAP          NAP                        NAP          NAP
      213          $1,353                      NAP               NAP          NAP                        NAP          NAP

   Mortgage      Most                 Most                Underwritable      Underwritable            Balloon           Current
    Loan No.  Recent NOI           Recent NOI                  NOI             Cash Flow              Balance          Value(12)
                                    End Date
--------------------------------------------------------------------------------------------------------------------------------

       1     $10,541,377           12/31/2003               $15,264,302        $14,479,586       $196,000,000      $270,000,000
       2      $5,169,342           12/31/2004                $6,627,983         $6,375,763        $85,000,000      $113,000,000
       3      $7,493,946           12/31/2004                $8,939,179         $8,464,446        $74,370,421      $115,000,000
       4      $5,867,273           03/31/2005                $5,965,400         $5,651,092        $56,081,212       $88,400,000
       5      $5,826,834        T-12 (04/30/05)              $5,709,569         $5,036,508        $48,617,260       $79,000,000
       6      $5,485,247           05/31/2005                $5,590,245         $5,226,487        $51,920,921       $74,400,000
       7      $7,972,584        T-12 (04/30/05)              $7,897,790         $6,997,837        $41,299,026       $83,000,000
       8      $4,941,156        T-12 (03/31/05)              $4,833,423         $4,413,426        $43,520,381       $70,000,000
       9      $4,187,520           05/31/2005                $4,024,759         $3,653,606        $33,123,841       $53,000,000
      10      $4,973,264           03/31/2005                $5,486,631         $5,139,492        $25,935,957       $73,900,000
      11      $2,020,142        T-12 (05/31/05)              $2,240,539         $2,180,039        $25,436,884       $37,100,000

      12      $1,855,405       T-12 (07/31/2005)             $1,829,723         $1,600,802        $12,826,102       $24,800,000
      13      $1,519,312       T-12 (07/31/2005)             $1,493,223         $1,321,536        $10,951,840       $21,900,000
      14             NAP              NAP                    $2,060,209         $2,010,459        $21,000,905       $33,100,000
      15      $1,864,756           12/31/2004                $2,090,574         $1,998,862        $21,500,000       $32,000,000
      16      $1,354,214           12/31/2004                $1,535,811         $1,530,131        $19,411,517       $28,200,000
      17      $1,053,032        T-12 (05/31/05)              $1,790,262         $1,716,416        $17,381,795       $27,000,000
      18      $1,449,118           12/31/2004                $1,581,129         $1,511,629        $15,191,367       $26,500,000
      19      $1,251,369           01/31/2005                $1,394,565         $1,316,007        $14,904,684       $22,500,000
      20        $200,158       T-5 (05/31/05 YTD)            $1,544,230         $1,430,914        $12,061,528       $23,500,000
      21        $925,774           12/31/2004                $1,486,513         $1,298,639        $12,516,025       $20,600,000
      22      $1,111,528        T-12 (04/30/05)              $1,159,082           $928,908        $12,000,000       $23,100,000
      23             NAP              NAP                    $1,247,160         $1,188,030         $7,565,582       $16,900,000
      24        $830,195           02/28/2005                $1,145,930         $1,079,655        $10,797,042       $16,000,000
      25        $779,147           12/31/2004                  $868,468           $857,729         $9,770,119       $15,600,000
      26        $782,665           12/31/2004                  $836,567           $825,867         $9,506,062       $14,500,000
      27        $889,965           03/31/2005                  $932,999           $904,499         $9,707,338       $15,600,000
      28             NAP              NAP                      $882,247           $873,021         $9,702,160       $14,000,000
      29      $1,050,630      T-8 (04/30/05) Ann.              $872,619           $777,154         $4,800,528        $8,900,000
      30        $528,727      T-8 (04/30/05) Ann.              $558,169           $488,785         $3,200,348        $6,000,000
      31        $792,706           12/31/2004                  $925,233           $867,346         $8,767,277       $14,500,000
      32      $1,772,947       T-12 (04/30/2005)             $1,762,823         $1,582,754         $8,259,805       $16,000,000
      33        $897,139           05/31/2005                  $845,916           $837,666         $8,412,405       $14,300,000
      34        $977,030           06/30/2005                  $891,111           $839,040         $7,922,213       $12,700,000
      35      $1,474,023        T-12 (04/30/05)              $1,296,155         $1,169,360         $6,985,743       $14,500,000
      36      $1,093,642           06/30/2005                  $810,669           $763,493         $7,176,587       $12,600,000
      37        $778,114           12/31/2004                  $711,531           $672,438         $6,795,845       $11,000,000
      38             NAP              NAP                   $13,799,814        $13,799,814         $7,900,000      $298,200,000
      39             NAP              NAP                      $632,775           $620,775         $6,998,474       $10,750,000
      40        $740,858           12/31/2004                  $828,093           $773,665         $6,988,558       $10,400,000
      41      $1,088,466           04/27/2005                  $942,954           $827,004         $6,925,315       $15,700,000
      42        $802,565           04/30/2005                  $882,831           $844,431         $5,459,843       $15,163,179
      43        $212,700           12/31/2004                  $731,916           $705,398         $6,894,548       $10,100,000
      44             NAP              NAP                    $1,224,529         $1,224,529         $6,150,582       $56,800,000
      45        $625,189           07/31/2005                  $634,895           $582,895         $5,838,362        $9,310,000
      46        $102,464         T-4 (07/31/05)                $663,625           $614,777         $5,763,273        $8,800,000
      47             NAP              NAP                    $2,088,572         $2,088,572         $6,299,764       $76,500,000
      48        $964,433           04/30/2005                $1,151,801         $1,108,601         $4,846,133       $17,631,222
      49        $543,447           06/30/2005                  $561,039           $535,809         $5,394,437       $10,900,000
      50             NAP              NAP                    $2,687,434         $2,687,434         $5,681,566       $59,600,000
      51        $635,971           04/30/2005                  $654,691           $627,691         $4,863,342       $12,771,877
      52        $866,797           04/30/2005                  $798,053           $768,853         $4,742,744       $15,231,782
      53             NAP              NAP                    $6,702,535         $6,702,535         $6,000,000      $434,000,000
      54        $591,367           12/31/2004                  $540,542           $505,307         $5,665,970        $7,650,000
      55        $576,928       T-12 (05/31/2005)               $680,323           $561,558         $4,932,816       $10,600,000
      56        $899,498  06/30/2005 6 mths Annualized         $804,865           $742,574           $252,669       $11,800,000
      57        $566,596           04/30/2005                  $706,526           $680,126         $4,604,642       $14,029,279
      58             NAP              NAP                    $2,921,996         $2,921,996         $3,911,245       $86,200,000
      59             NAP              NAP                      $553,681           $520,381         $4,406,457        $7,370,000
      60             NAP              NAP                      $559,969           $520,951         $5,000,000        $8,000,000
      61        $455,783           12/31/2003                  $438,323           $408,214         $4,637,855        $6,750,000
      62             NAP              NAP                      $520,762           $492,788         $4,161,663        $7,070,000
      63        $640,585           04/30/2005                  $737,033           $702,633         $3,613,302       $11,297,029
      64             NAP              NAP                      $396,349           $381,994         $3,900,936        $7,500,000
      65             NAP              NAP                    $5,157,809         $5,157,809         $4,600,000      $164,600,000
      66        $391,500        T-12 (08/1/2005)               $385,647           $385,647            $31,222        $5,800,000
      67             NAP              NAP                    $3,682,310         $3,682,310         $4,500,000      $145,500,000
      68        $560,929           04/30/2005                  $550,629           $523,629         $3,766,748        $8,582,661
      69             NAP              NAP                      $367,243           $367,243         $3,691,388        $6,400,000
      70        $591,125           04/30/2005                  $653,930           $625,130         $3,345,279        $9,086,873
      71        $642,244           04/30/2005                  $660,869           $643,269         $3,459,378       $14,975,513
      72             NAP              NAP                    $1,477,144         $1,477,144         $3,861,467       $29,350,000
      73        $329,395           07/31/2005                  $370,570           $354,923         $3,489,541        $5,800,000
      74             NAP              NAP                      $468,728           $449,484         $3,398,194        $7,100,000
      75        $547,669           04/30/2005                  $554,606           $534,606         $3,479,516        $8,216,385
      76        $463,393           06/30/2005                  $444,304           $414,428         $3,335,668        $6,300,000
      77        $514,734           04/30/2005                  $461,226           $440,226         $3,482,870        $6,832,978
      78             NAP              NAP                    $1,307,902         $1,307,902           $168,599       $23,800,000
      79             NAP              NAP                    $1,060,737         $1,060,737         $3,314,703       $29,200,000
      80             NAP              NAP                      $572,772           $556,261            $28,696        $6,875,000
      81        $791,465           12/31/2004                  $672,734           $611,894         $1,185,228        $5,350,000
      82             NAP              NAP                      $281,300           $281,300         $3,036,281        $5,300,000
      83        -$33,885        T-12 (06/30/05)                $403,891           $376,774         $2,988,371        $5,200,000
      84             NAP              NAP                    $1,160,423         $1,160,423         $2,968,864       $24,100,000
      85        $426,200        T-12 (08/1/2005)               $419,807           $419,807            $26,343        $6,560,000
      86             NAP              NAP                      $305,810           $303,310         $2,919,014        $5,000,000
      87        $323,250           04/30/2005                  $325,350           $304,550         $3,088,963        $4,820,000
      88             NAP              NAP                      $356,981           $319,189         $2,669,998        $5,000,000
      89        $590,945           12/31/2004                  $554,447           $522,042         $2,645,419        $6,800,000
      90             NAP              NAP                      $610,393           $610,393         $2,525,262       $11,000,000
      91             NAP              NAP                      $327,458           $300,222            $24,772        $5,144,000
      92        $517,152        2004 annualized                $484,361           $476,413            $56,401        $5,000,000
      93             NAP              NAP                      $276,129           $263,867         $2,676,006        $4,200,000
      94             NAP              NAP                      $324,784           $304,330         $2,656,647        $4,400,000
      95        $163,671           12/31/2004                  $396,974           $364,587         $2,039,355        $6,000,000
      96        $568,674           04/30/2005                  $544,513           $523,513         $2,567,106       $10,669,701
      97             NAP              NAP                    $1,956,267         $1,956,267         $3,100,000       $41,700,000
      98        $308,629           04/30/2005                  $345,664           $329,664         $2,325,722        $9,422,441
      99        $276,389           12/31/2004                  $268,437           $255,700         $2,564,077        $4,550,000
      100            NAP              NAP                      $520,020           $520,020         $2,771,178       $11,900,000
      101            NAP              NAP                    $1,571,176         $1,571,176         $2,900,000       $42,200,000
      102       $400,774           04/30/2005                  $388,578           $371,578         $2,212,885        $7,232,259
      103            NAP              NAP                      $290,104           $278,349         $2,426,155        $3,900,000
      104       $195,909           07/19/2005                  $355,825           $349,367            $22,843        $5,160,000

      105       $461,645           12/31/2003                  $130,955           $116,583             $6,839        $1,930,000
      106            NAP              NAP                      $130,955           $116,583             $6,839        $2,130,000
      107            NAP              NAP                      $130,955           $116,583             $6,839        $3,440,000
      108       $350,990           12/31/2004                  $295,624           $260,901         $2,109,177        $4,600,000
      109            NAP              NAP                      $276,891           $255,931         $2,332,068        $4,000,000
      110       $135,953           12/31/2004                  $378,172           $353,007            $18,235        $5,005,000
      111            NAP              NAP                      $316,906           $295,458         $2,245,885        $4,600,000
      112       $328,458           04/30/2005                  $312,277           $293,077         $2,104,331        $7,136,439
      113       $179,961           03/31/2005                  $299,351           $263,467         $2,165,017        $3,700,000
      114            NAP              NAP                      $952,341           $952,341         $2,157,591       $25,510,000
      115       $260,741           04/30/2005                  $268,153           $249,753         $2,030,781        $6,244,866
      116       $290,094           04/30/2005                  $362,452           $349,652         $1,826,527        $4,530,650
      117            NAP              NAP                    $1,663,089         $1,663,089         $2,500,000       $39,330,000
      118       $561,715           12/31/2004                  $517,081           $503,723            $19,928        $6,400,000
      119            NAP              NAP                    $2,177,391         $2,177,391         $2,300,000       $49,040,000
      120            NAP              NAP                    $1,624,303         $1,624,303         $2,250,000       $30,170,000
      121            NAP              NAP                    $1,167,903         $1,167,903         $2,200,000       $27,330,000
      122            NAP              NAP                      $869,292           $869,292         $1,984,878       $16,960,000
      123       $221,517           12/31/2004                  $248,164           $191,003         $1,831,922        $3,360,000
      124       $207,827           12/31/2004                  $197,659           $188,495         $1,751,077        $3,400,000
      125            NAP              NAP                      $229,878           $205,714            $14,578        $3,125,000
      126            NAP              NAP                    $1,700,973         $1,700,973         $1,754,145       $32,350,000
      127            NAP              NAP                      $776,597           $776,597         $1,808,320       $19,800,000
      128            NAP              NAP                      $749,747           $749,747         $1,808,320       $19,100,000
      129            NAP              NAP                      $255,815           $236,796         $1,676,577        $3,300,000
      130       $334,367           12/31/2004                  $343,556           $320,188         $1,665,383        $4,450,000
      131            NAP              NAP                      $699,423           $699,423         $1,628,832       $12,400,000
      132            NAP              NAP                      $459,458           $459,458            $14,006        $9,980,000
      133       $325,353           05/06/2005                  $223,522           $205,158         $1,280,199        $4,400,000
      134            NAP              NAP                    $4,684,675         $4,684,675            $17,200      $104,350,000
      135            NAP              NAP                      $823,880           $823,880         $1,900,000       $34,000,000
      136            NAP              NAP                      $540,620           $540,620         $1,743,968        $9,100,000
      137       $208,569           04/30/2005                  $249,242           $225,357            $15,604        $2,710,000
      138       $219,717           04/30/2005                  $209,055           $192,255         $1,508,864        $4,740,917
      139       $157,365           12/31/2004                  $201,115           $175,523         $1,164,405        $2,500,000
      140            NAP              NAP                      $181,024           $163,511         $1,377,377        $2,450,000
      141            NAP              NAP                      $185,567           $162,864            $12,278        $2,450,000
      142       $191,469           12/31/2004                  $185,590           $163,628         $1,072,812        $2,600,000
      143            NAP              NAP                      $369,100           $369,100         $1,481,653        $6,125,000
      144            NAP              NAP                    $1,882,909         $1,882,909         $1,323,664       $42,160,000
      145       $157,577           12/31/2004                  $183,355           $166,556            $12,620        $2,600,000
      146       $162,110           12/31/2003                  $191,219           $169,346            $11,508        $2,800,000
      147            NAP              NAP                      $208,327           $177,811            $12,198        $3,880,000
      148            NAP              NAP                      $189,205           $167,839            $10,658        $2,400,000
      149       $165,087           04/30/2005                  $156,504           $137,704         $1,217,973        $3,510,771
      150       $172,326           12/31/2004                  $206,559           $182,544            $12,753        $2,625,000
      151            NAP              NAP                      $503,717           $503,717         $1,258,513        $9,550,000
      152            NAP              NAP                      $149,401           $145,340         $1,259,375        $1,950,000
      153            NAP              NAP                      $177,218           $162,024            $12,303        $2,045,000
      154       $230,787           03/31/2004                  $161,412           $129,043         $1,119,646        $2,040,000
      155            NAP              NAP                      $177,786           $171,186         $1,069,472        $2,800,000
      156            NAP              NAP                    $2,720,147         $2,720,147         $1,154,982       $73,140,000
      157       $102,270           12/31/2004                  $167,280           $162,190         $1,163,002        $2,500,000
      158            NAP              NAP                      $707,468           $707,468         $1,095,553       $20,000,000
      159            NAP              NAP                      $180,695           $178,460         $1,100,266        $2,600,000
      160       $137,613           12/31/2004                  $188,266           $152,765           $472,239        $1,700,000
      161            NAP              NAP                    $1,775,574         $1,775,574         $1,250,000       $50,030,000
      162       $160,253           12/31/2004                  $161,507           $142,307           $806,990        $1,800,000
      163       $179,577           12/31/2004                  $172,565           $168,575           $805,277        $1,840,000
      164            NAP              NAP                    $1,209,295         $1,209,295         $1,200,000       $26,850,000
      165            NAP              NAP                      $128,875           $118,432             $8,457        $1,615,000
      166            NAP              NAP                    $1,070,754         $1,070,754         $1,002,490       $31,800,000
      167       $170,116           12/31/2004                  $128,821           $117,210           $705,624        $2,100,000
      168            NAP           06/30/2005                  $140,169           $124,136             $9,091        $2,250,000
      169            NAP              NAP                      $644,721           $644,721           $865,162       $17,410,000
      170            NAP              NAP                    $2,362,496         $2,362,496           $631,355       $53,000,000
      171       $149,613           12/31/2003                  $131,178           $106,065             $7,389        $1,540,000
      172       $119,582           12/31/2003                  $120,056           $100,729             $7,389        $1,410,000
      173            NAP              NAP                      $383,835           $383,835           $950,000       $10,750,000
      174      -$434,858           06/30/2005                  $119,527           $107,369             $7,820        $1,475,000
      175            NAP              NAP                      $284,477           $284,477           $816,516        $7,500,000
      176            NAP              NAP                    $1,096,241         $1,096,241           $749,190       $30,200,000
      177            NAP              NAP                      $987,967           $987,967           $808,307       $21,790,000
      178            NAP              NAP                      $541,467           $541,467           $805,553       $10,350,000
      179            NAP              NAP                    $1,280,306         $1,280,306           $719,479       $32,960,000
      180        $78,146           07/31/2005                   $75,000            $71,692           $706,216        $1,200,000
      181            NAP              NAP                      $600,268           $600,268           $666,876       $15,400,000
      182            NAP              NAP                      $354,886           $354,886           $625,719        $6,500,000
      183            NAP              NAP                      $575,666           $575,666           $296,634       $16,160,000
      184       $217,264           04/29/2005                  $138,952           $122,752             $6,115        $1,525,000
      185       $135,010           07/30/2005                  $109,093            $99,193             $7,146        $1,240,000
      186            NAP              NAP                      $270,994           $270,994           $664,924        $6,700,000
      187            NAP              NAP                      $356,460           $356,460           $653,770        $7,970,000
      188            NAP              NAP                      $391,915           $391,915           $638,886       $12,800,000
      189            NAP              NAP                      $228,869           $228,869           $636,876        $5,800,000
      190            NAP              NAP                      $696,595           $696,595           $304,294       $17,600,000
      191            NAP              NAP                    $1,553,830         $1,553,830           $690,000       $38,820,000
      192            NAP              NAP                      $286,644           $286,644           $557,224        $7,950,000
      193            NAP              NAP                      $102,266            $93,236             $5,367        $1,300,000
      194            NAP              NAP                      $493,770           $493,770           $546,561       $10,100,000
      195            NAP              NAP                      $221,475           $221,475           $542,441        $5,850,000
      196        $96,349           08/31/2004                  $102,052            $95,242             $7,193        $1,350,000
      197            NAP              NAP                      $375,946           $375,946           $510,000        $8,030,000
      198            NAP              NAP                    $1,297,193         $1,297,193           $500,000       $27,040,000
      199            NAP              NAP                      $330,252           $330,252           $403,679        $4,640,000
      200            NAP              NAP                      $300,246           $300,246           $364,514        $6,960,000
      201            NAP              NAP                      $163,415           $163,415           $337,739        $4,400,000
      202            NAP              NAP                      $393,490           $393,490           $335,813        $6,800,000
      203            NAP              NAP                       $80,176            $69,434             $4,340        $1,150,000
      204            NAP              NAP                      $124,408           $124,408           $350,000        $3,560,000
      205            NAP              NAP                       $92,424            $92,424           $295,944        $4,350,000
      206            NAP              NAP                      $295,503           $295,503           $296,335        $7,520,000
      207            NAP              NAP                      $274,788           $274,788            $10,643        $6,000,000
      208            NAP              NAP                      $158,454           $158,454             $3,316        $3,200,000
      209            NAP              NAP                      $123,816           $123,816           $199,143        $3,830,000
      210            NAP              NAP                      $107,000           $107,000             $2,776        $2,955,000
      211            NAP              NAP                      $466,251           $466,251           $169,286       $10,300,000
      212            NAP              NAP                      $117,781           $117,781             $1,892        $2,625,000
      213            NAP              NAP                      $756,160           $756,160             $1,393       $23,320,000

                                                                                     Cooperative Loans (13)
                                                                --------------------------------------------------------------------
   Mortgage         Source of       Market Study    Valuation     Rental Value    LTV as Rental    Unsold Percent    Sponsor Units
    Loan No.        Value(12)      Capitalization     Date
                                      Rate(12)
-----------------------------------------------------------------------------------------------------------------------------------

       1            Appraisal            NAP       04/01/2005              NAP              NAP               NAP              NAP
       2            Appraisal            NAP       03/04/2005              NAP              NAP               NAP              NAP
       3            Appraisal            NAP       07/01/2005              NAP              NAP               NAP              NAP
       4            Appraisal            NAP       06/01/2005              NAP              NAP               NAP              NAP
       5            Appraisal            NAP       06/15/2005              NAP              NAP               NAP              NAP
       6            Appraisal            NAP       07/01/2005              NAP              NAP               NAP              NAP
       7            Appraisal            NAP       06/01/2005              NAP              NAP               NAP              NAP
       8            Appraisal            NAP       06/24/2004              NAP              NAP               NAP              NAP
       9            Appraisal            NAP       05/26/2005              NAP              NAP               NAP              NAP
      10            Appraisal            NAP       06/01/2005              NAP              NAP               NAP              NAP
      11            Appraisal            NAP       06/20/2005              NAP              NAP               NAP              NAP

      12            Appraisal            NAP       08/17/2005              NAP              NAP               NAP              NAP
      13            Appraisal            NAP       08/17/2005              NAP              NAP               NAP              NAP
      14            Appraisal            NAP       10/28/2004              NAP              NAP               NAP              NAP
      15            Appraisal            NAP       05/27/2005              NAP              NAP               NAP              NAP
      16            Appraisal            NAP       07/08/2005              NAP              NAP               NAP              NAP
      17            Appraisal            NAP       09/01/2005              NAP              NAP               NAP              NAP
      18            Appraisal            NAP       05/26/2005              NAP              NAP               NAP              NAP
      19            Appraisal            NAP       07/06/2005              NAP              NAP               NAP              NAP
      20            Appraisal            NAP       07/12/2005              NAP              NAP               NAP              NAP
      21            Appraisal            NAP       05/31/2005              NAP              NAP               NAP              NAP
      22            Appraisal            NAP       06/06/2005              NAP              NAP               NAP              NAP
      23            Appraisal            NAP       05/25/2005              NAP              NAP               NAP              NAP
      24            Appraisal            NAP       05/03/2005              NAP              NAP               NAP              NAP
      25            Appraisal            NAP       07/07/2005              NAP              NAP               NAP              NAP
      26            Appraisal            NAP       06/21/2005              NAP              NAP               NAP              NAP
      27            Appraisal            NAP       06/28/2005              NAP              NAP               NAP              NAP
      28            Appraisal            NAP       05/27/2005              NAP              NAP               NAP              NAP
      29            Appraisal            NAP       05/12/2005              NAP              NAP               NAP              NAP
      30            Appraisal            NAP       05/12/2005              NAP              NAP               NAP              NAP
      31            Appraisal            NAP       03/01/2005              NAP              NAP               NAP              NAP
      32            Appraisal            NAP       06/01/2005              NAP              NAP               NAP              NAP
      33            Appraisal            NAP       06/25/2005              NAP              NAP               NAP              NAP
      34            Appraisal            NAP       06/23/2005              NAP              NAP               NAP              NAP
      35            Appraisal            NAP       05/14/2005              NAP              NAP               NAP              NAP
      36            Appraisal            NAP       06/23/2005              NAP              NAP               NAP              NAP
      37            Appraisal            NAP       08/19/2005              NAP              NAP               NAP              NAP
      38            Appraisal            NAP       02/14/2005     $172,500,000             4.6%              0.0%                0
      39            Appraisal            NAP       06/15/2005              NAP              NAP               NAP              NAP
      40            Appraisal            NAP       06/17/2005              NAP              NAP               NAP              NAP
      41            Appraisal            NAP       03/22/2005              NAP              NAP               NAP              NAP
      42           Market Study        7.500%      06/30/2005              NAP              NAP               NAP              NAP
      43            Appraisal            NAP       05/10/2005              NAP              NAP               NAP              NAP
      44            Appraisal            NAP       06/06/2005      $15,300,000            48.9%              3.3%               10
      45            Appraisal            NAP       07/11/2005              NAP              NAP               NAP              NAP
      46            Appraisal            NAP       06/22/2005              NAP              NAP               NAP              NAP
      47            Appraisal            NAP       05/18/2005      $26,200,000            26.7%             45.6%               68
      48           Market Study        8.000%      07/07/2005              NAP              NAP               NAP              NAP
      49            Appraisal            NAP       08/22/2005              NAP              NAP               NAP              NAP
      50            Appraisal            NAP       02/14/2005      $33,600,000            19.3%              0.0%                0
      51           Market Study        7.250%      07/20/2005              NAP              NAP               NAP              NAP
      52           Market Study        6.500%      06/27/2005              NAP              NAP               NAP              NAP
      53            Appraisal            NAP       03/30/2005      $83,800,000             7.2%              0.0%                0
      54            Appraisal            NAP       06/02/2005              NAP              NAP               NAP              NAP
      55            Appraisal            NAP       06/27/2005              NAP              NAP               NAP              NAP
      56            Appraisal            NAP       07/02/2004              NAP              NAP               NAP              NAP
      57           Market Study        7.500%      07/20/2005              NAP              NAP               NAP              NAP
      58            Appraisal            NAP       06/07/2005      $36,600,000            15.3%             21.1%               44
      59            Appraisal            NAP       04/22/2005              NAP              NAP               NAP              NAP
      60            Appraisal            NAP       08/01/2005              NAP              NAP               NAP              NAP
      61            Appraisal            NAP       09/01/2005              NAP              NAP               NAP              NAP
      62            Appraisal            NAP       04/22/2005              NAP              NAP               NAP              NAP
      63           Market Study        7.500%      07/07/2005              NAP              NAP               NAP              NAP
      64            Appraisal            NAP       05/06/2005              NAP              NAP               NAP              NAP
      65            Appraisal            NAP       06/22/2005      $64,500,000             7.1%              0.0%                0
      66            Appraisal            NAP       12/13/2004              NAP              NAP               NAP              NAP
      67            Appraisal            NAP       02/24/2005      $46,000,000             9.8%             12.6%               14
      68           Market Study        7.750%      12/01/2004              NAP              NAP               NAP              NAP
      69            Appraisal            NAP       11/09/2004              NAP              NAP               NAP              NAP
      70           Market Study        7.750%      07/07/2005              NAP              NAP               NAP              NAP
      71           Market Study        6.130%      08/08/2005              NAP              NAP               NAP              NAP
      72            Appraisal            NAP       05/05/2005      $18,500,000            22.9%              0.0%                0
      73            Appraisal            NAP       08/22/2005              NAP              NAP               NAP              NAP
      74            Appraisal            NAP       06/17/2005              NAP              NAP               NAP              NAP
      75           Market Study        6.750%      07/01/2005              NAP              NAP               NAP              NAP
      76            Appraisal            NAP       06/23/2005              NAP              NAP               NAP              NAP
      77           Market Study        6.750%      07/01/2005              NAP              NAP               NAP              NAP
      78            Appraisal            NAP       06/10/2005      $16,350,000            24.4%             17.5%               21
      79            Appraisal            NAP       04/04/2005      $13,300,000            29.9%             11.7%               12
      80            Appraisal            NAP       04/21/2005              NAP              NAP               NAP              NAP
      81            Appraisal            NAP       06/14/2005              NAP              NAP               NAP              NAP
      82            Appraisal            NAP       06/03/2005              NAP              NAP               NAP              NAP
      83            Appraisal            NAP       06/13/2005              NAP              NAP               NAP              NAP
      84            Appraisal            NAP       01/06/2005      $14,500,000            24.7%             30.2%               36
      85            Appraisal            NAP       03/15/2005              NAP              NAP               NAP              NAP
      86            Appraisal            NAP       06/15/2005              NAP              NAP               NAP              NAP
      87           Market Study        6.750%      07/01/2005              NAP              NAP               NAP              NAP
      88            Appraisal            NAP       06/02/2005              NAP              NAP               NAP              NAP
      89            Appraisal            NAP       05/24/2005              NAP              NAP               NAP              NAP
      90            Appraisal            NAP       09/01/2004       $7,400,000            47.1%              0.0%                0
      91            Appraisal            NAP       01/10/2005              NAP              NAP               NAP              NAP
      92            Appraisal            NAP       11/24/2004              NAP              NAP               NAP              NAP
      93            Appraisal            NAP       03/03/2005              NAP              NAP               NAP              NAP
      94            Appraisal            NAP       02/07/2005              NAP              NAP               NAP              NAP
      95            Appraisal            NAP       04/11/2005              NAP              NAP               NAP              NAP
      96           Market Study        6.750%      07/15/2005              NAP              NAP               NAP              NAP
      97            Appraisal            NAP       02/15/2005      $24,450,000            12.7%             12.6%               11
      98           Market Study        7.500%      06/23/2005              NAP              NAP               NAP              NAP
      99            Appraisal            NAP       08/19/2005              NAP              NAP               NAP              NAP
      100           Appraisal            NAP       10/05/2004       $6,300,000            47.6%             17.7%               14
      101           Appraisal            NAP       03/17/2005      $19,600,000            14.8%             18.3%               20
      102          Market Study        8.250%      06/22/2005              NAP              NAP               NAP              NAP
      103           Appraisal            NAP       10/20/2004              NAP              NAP               NAP              NAP
      104           Appraisal            NAP       07/19/2005              NAP              NAP               NAP              NAP

      105           Appraisal            NAP       11/29/2004              NAP              NAP               NAP              NAP
      106           Appraisal            NAP       11/29/2004              NAP              NAP               NAP              NAP
      107           Appraisal            NAP       11/29/2004              NAP              NAP               NAP              NAP
      108           Appraisal            NAP       06/23/2005              NAP              NAP               NAP              NAP
      109           Appraisal            NAP       08/01/2005              NAP              NAP               NAP              NAP
      110           Appraisal            NAP       06/19/2005              NAP              NAP               NAP              NAP
      111           Appraisal            NAP       02/01/2005              NAP              NAP               NAP              NAP
      112          Market Study        7.750%      06/30/2005              NAP              NAP               NAP              NAP
      113           Appraisal            NAP       05/25/2005              NAP              NAP               NAP              NAP
      114           Appraisal            NAP       03/22/2005      $11,970,000            21.6%              7.8%                6
      115          Market Study        8.250%      07/15/2005              NAP              NAP               NAP              NAP
      116          Market Study        8.000%      07/07/2005              NAP              NAP               NAP              NAP
      117           Appraisal            NAP       10/15/2004      $20,800,000            12.0%              0.0%                0
      118           Appraisal            NAP       09/23/2004              NAP              NAP               NAP              NAP
      119           Appraisal            NAP       05/13/2005      $27,250,000             8.4%              4.0%                5
      120           Appraisal            NAP       12/09/2004      $19,700,000            11.4%             20.8%                5
      121           Appraisal            NAP       01/21/2005      $14,600,000            15.1%             34.3%               34
      122           Appraisal            NAP       04/08/2005      $10,880,000            20.2%             16.4%               20
      123           Appraisal            NAP       06/16/2005              NAP              NAP               NAP              NAP
      124           Appraisal            NAP       08/19/2005              NAP              NAP               NAP              NAP
      125           Appraisal            NAP       08/08/2005              NAP              NAP               NAP              NAP
      126           Appraisal            NAP       10/22/2004      $20,650,000            10.1%             31.0%               31
      127           Appraisal            NAP       06/07/2005       $9,700,000            20.6%             23.5%               23
      128           Appraisal            NAP       06/07/2005       $9,400,000            21.3%             24.5%               24
      129           Appraisal            NAP       07/14/2005              NAP              NAP               NAP              NAP
      130           Appraisal            NAP       06/16/2005              NAP              NAP               NAP              NAP
      131           Appraisal            NAP       05/24/2005       $8,700,000            22.9%              0.0%                0
      132           Appraisal            NAP       03/07/2005       $5,840,000            34.1%             10.6%                5
      133           Appraisal            NAP       06/27/2005              NAP              NAP               NAP              NAP
      134           Appraisal            NAP       01/18/2005      $72,070,000             2.7%              0.0%                0
      135           Appraisal            NAP       07/14/2005      $10,400,000            18.3%              0.0%                0
      136           Appraisal            NAP       05/11/2005       $6,800,000            27.9%             28.4%               21
      137           Appraisal            NAP       07/12/2005              NAP              NAP               NAP              NAP
      138          Market Study        6.750%      11/29/2004              NAP              NAP               NAP              NAP
      139           Appraisal            NAP       07/01/2005              NAP              NAP               NAP              NAP
      140           Appraisal            NAP       07/08/2005              NAP              NAP               NAP              NAP
      141           Appraisal            NAP       08/17/2005              NAP              NAP               NAP              NAP
      142           Appraisal            NAP       08/12/2005              NAP              NAP               NAP              NAP
      143           Appraisal            NAP       05/13/2005       $4,470,000            36.3%             17.0%                9
      144           Appraisal            NAP       03/10/2005      $23,700,000             6.7%              2.1%                2
      145           Appraisal            NAP       05/09/2005              NAP              NAP               NAP              NAP
      146           Appraisal            NAP       03/18/2005              NAP              NAP               NAP              NAP
      147           Appraisal            NAP       12/20/2004              NAP              NAP               NAP              NAP
      148           Appraisal            NAP       07/26/2005              NAP              NAP               NAP              NAP
      149          Market Study        8.500%      07/16/2005              NAP              NAP               NAP              NAP
      150           Appraisal            NAP       02/13/2005              NAP              NAP               NAP              NAP
      151           Appraisal            NAP       09/28/2004       $6,300,000            23.7%             17.5%                7
      152           Appraisal            NAP       05/17/2005              NAP              NAP               NAP              NAP
      153           Appraisal            NAP       05/15/2005              NAP              NAP               NAP              NAP
      154           Appraisal            NAP       07/01/2004              NAP              NAP               NAP              NAP
      155           Appraisal            NAP       05/09/2005              NAP              NAP               NAP              NAP
      156           Appraisal            NAP       05/19/2005      $34,000,000             4.1%              0.0%                0
      157           Appraisal            NAP       06/06/2005              NAP              NAP               NAP              NAP
      158           Appraisal            NAP       02/24/2005       $8,860,000            14.9%             20.0%                7
      159           Appraisal            NAP       03/28/2005              NAP              NAP               NAP              NAP
      160           Appraisal            NAP       05/06/2005              NAP              NAP               NAP              NAP
      161           Appraisal            NAP       06/06/2005      $22,190,000             5.6%              0.0%                0
      162           Appraisal            NAP       05/04/2005              NAP              NAP               NAP              NAP
      163           Appraisal            NAP       03/28/2005              NAP              NAP               NAP              NAP
      164           Appraisal            NAP       03/03/2005      $15,120,000             7.9%             23.9%               11
      165           Appraisal            NAP       01/25/2005              NAP              NAP               NAP              NAP
      166           Appraisal            NAP       05/13/2005      $13,400,000             8.2%              0.0%                0
      167           Appraisal            NAP       05/20/2005              NAP              NAP               NAP              NAP
      168           Appraisal            NAP       03/02/2005              NAP              NAP               NAP              NAP
      169           Appraisal            NAP       02/03/2005       $8,100,000            12.9%             23.7%               14
      170           Appraisal            NAP       05/10/2005      $29,500,000             3.4%              0.0%                0
      171           Appraisal            NAP       07/06/2004              NAP              NAP               NAP              NAP
      172           Appraisal            NAP       07/06/2004              NAP              NAP               NAP              NAP
      173           Appraisal            NAP       06/29/2005       $4,800,000            19.8%              0.0%                0
      174           Appraisal            NAP       12/30/2004              NAP              NAP               NAP              NAP
      175           Appraisal            NAP       02/10/2005       $3,600,000            24.9%             37.5%                6
      176           Appraisal            NAP       10/29/2004      $13,300,000             6.7%             24.3%                9
      177           Appraisal            NAP       04/12/2005      $12,350,000             7.2%              0.0%                0
      178           Appraisal            NAP       02/09/2005       $6,770,000            13.0%             22.2%                8
      179           Appraisal            NAP       03/31/2005      $16,000,000             5.4%              0.0%                0
      180           Appraisal            NAP       08/22/2005              NAP              NAP               NAP              NAP
      181           Appraisal            NAP       03/07/2005       $7,300,000            10.9%              0.0%                0
      182           Appraisal            NAP       06/23/2004       $4,440,000            17.9%              2.5%                1
      183           Appraisal            NAP       06/13/2005       $7,200,000            11.0%             16.7%                9
      184           Appraisal            NAP       05/25/2005              NAP              NAP               NAP              NAP
      185           Appraisal            NAP       05/13/2005              NAP              NAP               NAP              NAP
      186           Appraisal            NAP       03/23/2005       $3,400,000            21.2%             38.1%                7
      187           Appraisal            NAP       06/08/2005       $4,460,000            16.1%              0.0%                0
      188           Appraisal            NAP       06/24/2005       $4,900,000            14.3%              0.0%                0
      189           Appraisal            NAP       04/14/2005       $2,900,000            24.1%              0.0%                0
      190           Appraisal            NAP       04/20/2005       $8,700,000             8.0%              0.0%                0
      191           Appraisal            NAP       03/14/2005      $19,420,000             3.6%              0.0%                0
      192           Appraisal            NAP       06/15/2005       $3,600,000            18.7%              0.0%                0
      193           Appraisal            NAP       12/15/2004              NAP              NAP               NAP              NAP
      194           Appraisal            NAP       06/30/2004       $6,200,000             9.7%              0.0%                0
      195           Appraisal            NAP       05/05/2005       $2,860,000            20.8%             32.0%                8
      196           Appraisal            NAP       02/10/2005              NAP              NAP               NAP              NAP
      197           Appraisal            NAP       03/31/2005       $4,700,000            10.9%              5.3%                0
      198           Appraisal            NAP       03/16/2005      $16,210,000             3.1%              0.0%                0
      199           Appraisal            NAP       04/13/2005       $4,000,000            11.8%              0.0%                0
      200           Appraisal            NAP       04/21/2005       $3,750,000            10.6%              0.0%                0
      201           Appraisal            NAP       06/01/2005       $2,000,000            19.9%              0.0%                0
      202           Appraisal            NAP       04/25/2005       $4,900,000             8.1%              0.0%                0
      203           Appraisal            NAP       12/13/2004              NAP              NAP               NAP              NAP
      204           Appraisal            NAP       06/06/2005       $1,660,000            21.1%              0.0%                0
      205           Appraisal            NAP       05/04/2005       $1,200,000            29.1%              0.0%                0
      206           Appraisal            NAP       06/03/2005       $3,700,000             8.6%              0.0%                0
      207           Appraisal            NAP       05/23/2005       $3,400,000             9.1%              0.0%                0
      208           Appraisal            NAP       09/27/2004       $1,510,000            18.9%              0.0%                0
      209           Appraisal            NAP       03/09/2005       $1,600,000            14.3%              0.0%                0
      210           Appraisal            NAP       04/08/2005       $1,340,000            16.7%              0.0%                0
      211           Appraisal            NAP       04/07/2005       $5,800,000             3.4%              0.0%                0
      212           Appraisal            NAP       04/06/2005       $1,500,000            10.4%              0.0%                0
      213           Appraisal            NAP       04/22/2005       $9,500,000             1.2%              0.0%                0

                               Cooperative Loans (13)
                ------------------------------------------------------
   Mortgage       Investor Units   Coop Units         Sponsor Carry     Largest Tenant(14)
    Loan No.
------------------------------------------------------------------------------------------------------------------------------------

       1                 NAP          NAP                   NAP         Thompson Financial
       2                 NAP          NAP                   NAP         Willkie Farr & Gallagher
       3                 NAP          NAP                   NAP         L-3 Communications
       4                 NAP          NAP                   NAP         Sears Department Store
       5                 NAP          NAP                   NAP         County Of Los Angeles
       6                 NAP          NAP                   NAP         JC Penney
       7                 NAP          NAP                   NAP         NAP
       8                 NAP          NAP                   NAP         Morgan Lewis & Bockius
       9                 NAP          NAP                   NAP         City National Bank
      10                 NAP          NAP                   NAP         Piccadilly Cafeteria
      11                 NAP          NAP                   NAP         NAP

      12                 NAP          NAP                   NAP         NAP
      13                 NAP          NAP                   NAP         NAP
      14                 NAP          NAP                   NAP         NAP
      15                 NAP          NAP                   NAP         Hannaford Brothers
      16                 NAP          NAP                   NAP         Citicorp North America, Inc., Sublet To Pyramid Executive
      17                 NAP          NAP                   NAP         Publix Supermarkets Inc.
      18                 NAP          NAP                   NAP         NAP
      19                 NAP          NAP                   NAP         Thunderbird Bookshop
      20                 NAP          NAP                   NAP         The 41st Parameter
      21                 NAP          NAP                   NAP         Hannaford Bros. Co.
      22                 NAP          NAP                   NAP         NFO Research
      23                 NAP          NAP                   NAP         OSTEOTECH, INC.
      24                 NAP          NAP                   NAP         Stater Bros 144
      25                 NAP          NAP                   NAP         NAP
      26                 NAP          NAP                   NAP         NAP
      27                 NAP          NAP                   NAP         NAP
      28                 NAP          NAP                   NAP         NAP
      29                 NAP          NAP                   NAP         NAP
      30                 NAP          NAP                   NAP         NAP
      31                 NAP          NAP                   NAP         U.S. Home Furniture
      32                 NAP          NAP                   NAP         NAP
      33                 NAP          NAP                   NAP         NAP
      34                 NAP          NAP                   NAP         Maxim Market
      35                 NAP          NAP                   NAP         NAP
      36                 NAP          NAP                   NAP         Safeway
      37                 NAP          NAP                   NAP         Ethan Allen
      38                   0            0                   NAP         NAP
      39                 NAP          NAP                   NAP         NAP
      40                 NAP          NAP                   NAP         Summit Medical Group
      41                 NAP          NAP                   NAP         Chesapeake Orthopaedics
      42                 NAP          NAP                   NAP         NAP
      43                 NAP          NAP                   NAP         GeoSyntec Consultants, Inc.
      44                   0            0              ($39,864)        NAP
      45                 NAP          NAP                   NAP         NAP
      46                 NAP          NAP                   NAP         Oggi's Pizza
      47                   0            0              $434,249         NAP
      48                 NAP          NAP                   NAP         NAP
      49                 NAP          NAP                   NAP         NAP
      50                   0            0                   NAP         NAP
      51                 NAP          NAP                   NAP         NAP
      52                 NAP          NAP                   NAP         NAP
      53                   0            0                   NAP         NAP
      54                 NAP          NAP                   NAP         Karen's Dillard's College Prep L.P.
      55                 NAP          NAP                   NAP         SunTrust Bank
      56                 NAP          NAP                   NAP         Strayer University
      57                 NAP          NAP                   NAP         NAP
      58                   0            0             ($123,072)        NAP
      59                 NAP          NAP                   NAP         BI-LO
      60                 NAP          NAP                   NAP         Sportsmans Warehouse
      61                 NAP          NAP                   NAP         Meridas Capital
      62                 NAP          NAP                   NAP         BI-LO
      63                 NAP          NAP                   NAP         NAP
      64                 NAP          NAP                   NAP         The Gap, Inc.
      65                   0            0                   NAP         NAP
      66                 NAP          NAP                   NAP         Walgreen Co.
      67                   0            0              ($78,669)        NAP
      68                 NAP          NAP                   NAP         NAP
      69                 NAP          NAP                   NAP         KRCV CORP.
      70                 NAP          NAP                   NAP         NAP
      71                 NAP          NAP                   NAP         NAP
      72                   0            0                   NAP         NAP
      73                 NAP          NAP                   NAP         Tarbell Realty
      74                 NAP          NAP                   NAP         Infinitum Nihil
      75                 NAP          NAP                   NAP         NAP
      76                 NAP          NAP                   NAP         Provence Realty Inc.
      77                 NAP          NAP                   NAP         NAP
      78                   0            0                $3,506         NAP
      79                   0            0                $1,653         NAP
      80                 NAP          NAP                   NAP         NAP
      81                 NAP          NAP                   NAP         GSA
      82                 NAP          NAP                   NAP         Lowe's
      83                 NAP          NAP                   NAP         CMC Music
      84                   9            0              $159,750         NAP
      85                 NAP          NAP                   NAP         CVS
      86                 NAP          NAP                   NAP         RITE AID CORPORATION (previously Thrifty Payless Inc.)
      87                 NAP          NAP                   NAP         Nap
      88                 NAP          NAP                   NAP         Richmond American Homes
      89                 NAP          NAP                   NAP         Bristol Environment
      90                   0            0                   NAP         NAP
      91                 NAP          NAP                   NAP         Hatch, Allen, & Sheppard
      92                 NAP          NAP                   NAP         Federal Bureau of Investigation
      93                 NAP          NAP                   NAP         Vitamin Shoppe
      94                 NAP          NAP                   NAP         BI-LO
      95                 NAP          NAP                   NAP         Water's Fund Management
      96                 NAP          NAP                   NAP         NAP
      97                   0            0                   NAP         NAP
      98                 NAP          NAP                   NAP         NAP
      99                 NAP          NAP                   NAP         Joe's Crabshack
      100                  0            0               ($2,885)        NAP
      101                  0            0               $20,226         NAP
      102                NAP          NAP                   NAP         NAP
      103                NAP          NAP                   NAP         Green Land Furniture
      104                NAP          NAP                   NAP         NAP

      105                NAP          NAP                   NAP         Dae Keuk Hu and Hea Jun Hu
      106                NAP          NAP                   NAP         Jin Yong Hwang
      107                NAP          NAP                   NAP         Daniel and Joon, Inc.
      108                NAP          NAP                   NAP         Pilkington Holding, Inc.
      109                NAP          NAP                   NAP         Heraeus Incorporated
      110                NAP          NAP                   NAP         Workout Anytime
      111                NAP          NAP                   NAP         BI-LO
      112                NAP          NAP                   NAP         NAP
      113                NAP          NAP                   NAP         JoKell, Inc.
      114                  0            0               ($3,452)        NAP
      115                NAP          NAP                   NAP         NAP
      116                NAP          NAP                   NAP         NAP
      117                  0            0                   NAP         NAP
      118                NAP          NAP                   NAP         NAP
      119                  0            0               $63,526         NAP
      120                  6            0               ($4,683)        NAP
      121                  0            2              ($87,927)        NAP
      122                  0            0               $28,449         NAP
      123                NAP          NAP                   NAP         Baltimore Research
      124                NAP          NAP                   NAP         Souplantation
      125                NAP          NAP                   NAP         Engineering & Fire Investigations
      126                  0            0              $224,243         NAP
      127                  0            0               ($7,905)        NAP
      128                  0            0                $6,301         NAP
      129                NAP          NAP                   NAP         Applied Marine Technology, Inc.
      130                NAP          NAP                   NAP         Ridgely Liquors, Inc.
      131                  0            0                   NAP         NAP
      132                  0            0              ($12,533)        NAP
      133                NAP          NAP                   NAP         Larry's Pizza & Sports Parlor
      134                  0            0                   NAP         NAP
      135                  0            0                   NAP         NAP
      136                  0            0               ($5,813)        NAP
      137                NAP          NAP                   NAP         Crye-Leike
      138                NAP          NAP                   NAP         NAP
      139                NAP          NAP                   NAP         Music Box Cafe
      140                NAP          NAP                   NAP         Dr. Ken Crump
      141                NAP          NAP                   NAP         The VA Heart Group
      142                NAP          NAP                   NAP         CR Wilson Construction
      143                  0            0                $1,540         NAP
      144                  0            0                  $816         NAP
      145                NAP          NAP                   NAP         The Mouse Pad
      146                NAP          NAP                   NAP         Eric A. Spencer, Thomas R. Mulally, and Donald A. Gralla
      147                NAP          NAP                   NAP         Daifuku America Corp
      148                NAP          NAP                   NAP         Block & Chisel Interiors
      149                NAP          NAP                   NAP         NAP
      150                NAP          NAP                   NAP         Texas Country Cookin'
      151                  0            0                $1,680         NAP
      152                NAP          NAP                   NAP         Urban Adventure
      153                NAP          NAP                   NAP         John Mechenbier
      154                NAP          NAP                   NAP         U.S. Nitto Corp d/b/a Intercorp
      155                NAP          NAP                   NAP         Harco, Inc.
      156                  0            0                   NAP         NAP
      157                NAP          NAP                   NAP         Starbucks Corporation
      158                  0            0              ($16,782)        NAP
      159                NAP          NAP                   NAP         Applebee's
      160                NAP          NAP                   NAP         Home Builders Association
      161                  0            0                   NAP         NAP
      162                NAP          NAP                   NAP         NAP
      163                NAP          NAP                   NAP         NAP
      164                  0            0              ($15,115)        NAP
      165                NAP          NAP                   NAP         Dal-Tile SSC West, Inc.
      166                  0            0                   NAP         NAP
      167                NAP          NAP                   NAP         Amir Ghavami
      168                NAP          NAP                   NAP         Apria Healthcare Group, Inc.
      169                  0            0               $21,525         NAP
      170                  0            0                   NAP         NAP
      171                NAP          NAP                   NAP         Check Loan
      172                NAP          NAP                   NAP         Big K Vending
      173                  0            0                   NAP         NAP
      174                NAP          NAP                   NAP         The Back Nine
      175                  0            0               $51,600         NAP
      176                  0            0              ($50,901)        NAP
      177                  0            0                   NAP         NAP
      178                  0            0              ($19,451)        NAP
      179                  0            0                   NAP         NAP
      180                NAP          NAP                   NAP         Bank of America
      181                  0            0                   NAP         NAP
      182                  0            0                   NAP         NAP
      183                  0            0               $18,194         NAP
      184                NAP          NAP                   NAP         NAP
      185                NAP          NAP                   NAP         NAP
      186                  0            1               $64,915         NAP
      187                  0            0                   NAP         NAP
      188                  0            0                   NAP         NAP
      189                  0            0                   NAP         NAP
      190                  0            0                   NAP         NAP
      191                  0            0                   NAP         NAP
      192                  0            0                   NAP         NAP
      193                NAP          NAP                   NAP         Testing Machines, Inc.
      194                  0            0                   NAP         NAP
      195                  0            0               $11,202         NAP
      196                NAP          NAP                   NAP         Blockbuster Video
      197                  0            1                   NAP         NAP
      198                  0            0                   NAP         NAP
      199                  0            0                   NAP         NAP
      200                  0            0                   NAP         NAP
      201                  0            0                   NAP         NAP
      202                  0            0                   NAP         NAP
      203                NAP          NAP                   NAP         TC & WW Enterprises
      204                  0            0                   NAP         NAP
      205                  0            0                   NAP         NAP
      206                  0            0                   NAP         NAP
      207                  0            0                   NAP         NAP
      208                  0            0                   NAP         NAP
      209                  0            0                   NAP         NAP
      210                  0            0                   NAP         NAP
      211                  0            0                   NAP         NAP
      212                  0            0                   NAP         NAP
      213                  0            0                   NAP         NAP

   Mortgage           Lease            % NSF     Second Largest Tenant(14)                                   Lease           % NSF
    Loan No.     Expiration Date                                                                        Expiration Date
------------------------------------------------------------------------------------------------------------------------------------

       1           12/31/2015         47.7%      Holland & Knight                                         04/30/2010         11.7%
       2           09/30/2017         39.9%      The Corporate Executive Board Company                    09/30/2012         26.7%
       3               NAP            79.6%      Unisys Corporation                                       12/31/2006         17.2%
       4           08/16/2008         22.8%      Marshalls                                                10/31/2011         6.0%
       5           01/31/2010         10.5%      State Of California                                      11/19/2008         9.6%
       6           04/30/2007         28.1%      Sears                                                    08/31/2006         14.6%
       7               NAP             NAP       NAP                                                          NAP             NAP
       8           01/31/2014         95.6%      Sun Bancorp                                              09/30/2009         1.8%
       9           12/31/2006         37.3%      General Services Administration                          10/22/2009         33.7%
      10           12/31/2008          3.7%      Bath & Body - The Limited                                01/31/2006         3.3%
      11               NAP             NAP       NAP                                                          NAP             NAP

      12               NAP             NAP       NAP                                                          NAP             NAP
      13               NAP             NAP       NAP                                                          NAP             NAP
      14               NAP             NAP       NAP                                                          NAP             NAP
      15           04/01/2024         39.3%      Derry Theatre, Inc                                       02/01/2024         19.5%
      16           10/31/2009         28.5%      Babcock & Brown, Inc.                                    01/31/2008         20.8%
      17           12/30/2015         34.4%      Borders, Inc.                                            01/31/2025         15.2%
      18               NAP             NAP       NAP                                                          NAP             NAP
      19           01/01/2007          5.3%      Bixby Martini Bistro                                     01/01/2015         4.8%
      20           03/31/2007          5.5%      Americana Mortgage                                       01/31/2007         5.0%
      21           12/31/2017         24.3%      Specialty Retailers (TX) LP                              01/31/2020         13.8%
      22           09/30/2009          9.8%      Ecology & Environment, Inc.                              04/30/2006         9.8%
      23           08/31/2025         100.0%     NAP                                                          NAP             NAP
      24           08/01/2020         35.3%      Long Drug Store (Sublet by Thrift Store)                 02/28/2016         21.2%
      25               NAP             NAP       NAP                                                          NAP             NAP
      26               NAP             NAP       NAP                                                          NAP             NAP
      27               NAP             NAP       NAP                                                          NAP             NAP
      28               NAP             NAP       NAP                                                          NAP             NAP
      29               NAP             NAP       NAP                                                          NAP             NAP
      30               NAP             NAP       NAP                                                          NAP             NAP
      31           07/31/2009         33.4%      Office Max                                               06/30/2013         27.5%
      32               NAP             NAP       NAP                                                          NAP             NAP
      33               NAP             NAP       NAP                                                          NAP             NAP
      34           08/27/2008         40.2%      New Sam Kee Restaurant                                   12/01/2008         7.1%
      35               NAP             NAP       NAP                                                          NAP             NAP
      36           10/30/2010         43.1%      CVS                                                      11/30/2010         13.5%
      37           04/30/2011         37.0%      Sit N Sleep                                              03/31/2011         31.9%
      38               NAP             NAP       NAP                                                          NAP             NAP
      39               NAP             NAP       NAP                                                          NAP             NAP
      40           01/31/2013         22.4%      Nevada Cancer Center                                     01/31/2007         17.3%
      41           03/31/2009         36.4%      American Radiology Services of Paul A Kohlepp            06/30/2007         15.5%
      42               NAP             NAP       NAP                                                          NAP             NAP
      43           09/30/2012         24.4%      Liberty Insurance Services                               07/31/2008         8.3%
      44               NAP             NAP       NAP                                                          NAP             NAP
      45               NAP             NAP       NAP                                                          NAP             NAP
      46           08/31/2020         15.3%      Paradise Bakery                                          04/30/2015         15.2%
      47               NAP             NAP       NAP                                                          NAP             NAP
      48               NAP             NAP       NAP                                                          NAP             NAP
      49               NAP             NAP       NAP                                                          NAP             NAP
      50               NAP             NAP       NAP                                                          NAP             NAP
      51               NAP             NAP       NAP                                                          NAP             NAP
      52               NAP             NAP       NAP                                                          NAP             NAP
      53               NAP             NAP       NAP                                                          NAP             NAP
      54           06/30/2009         13.0%      Eurospa, Inc.                                            11/30/2007         11.1%
      55           10/31/2007         21.9%      Shinn & Company, P.A.                                    06/30/2013         14.1%
      56           09/30/2022         74.2%      Clarendon Boulevard CVS, Inc.                            01/31/2023         21.8%
      57               NAP             NAP       NAP                                                          NAP             NAP
      58               NAP             NAP       NAP                                                          NAP             NAP
      59           06/30/2025         100.0%     NAP                                                          NAP             NAP
      60           12/19/2019         100.0%     NAP                                                          NAP             NAP
      61           04/30/2010         39.4%      Jack Close Physical Therapy                              03/31/2006         11.0%
      62           06/30/2025         100.0%     NAP                                                          NAP             NAP
      63               NAP             NAP       NAP                                                          NAP             NAP
      64           06/30/2008         100.0%     NAP                                                          NAP             NAP
      65               NAP             NAP       NAP                                                          NAP             NAP
      66           08/31/2029         100.0%     NAP                                                          NAP             NAP
      67               NAP             NAP       NAP                                                          NAP             NAP
      68               NAP             NAP       NAP                                                          NAP             NAP
      69           05/31/2015         100.0%     NAP                                                          NAP             NAP
      70               NAP             NAP       NAP                                                          NAP             NAP
      71               NAP             NAP       NAP                                                          NAP             NAP
      72               NAP             NAP       NAP                                                          NAP             NAP
      73           02/11/2009         29.2%      McDonald's                                               12/31/2025         20.5%
      74           04/30/2006         44.0%      Quackenbush & Miller (aka M. Cherman)                    07/31/2010         22.6%
      75               NAP             NAP       NAP                                                          NAP             NAP
      76           08/01/2007         10.9%      Huong Thao Restaurant                                    12/31/2009         10.9%
      77               NAP             NAP       NAP                                                          NAP             NAP
      78               NAP             NAP       NAP                                                          NAP             NAP
      79               NAP             NAP       NAP                                                          NAP             NAP
      80               NAP             NAP       NAP                                                          NAP             NAP
      81           11/19/2013         44.5%      Schulman, Ronca, & Bucuvalas, Inc                        06/30/2007         20.1%
      82           02/19/2026         100.0%     NAP                                                          NAP             NAP
      83           05/01/2009         14.0%      Foster's Grill                                           02/01/2009         13.3%
      84               NAP             NAP       NAP                                                          NAP             NAP
      85           12/18/2024         100.0%     NAP                                                          NAP             NAP
      86           08/31/2019         100.0%     NAP                                                          NAP             NAP
      87               NAP             NAP       NAP                                                          NAP             NAP
      88           04/30/2010         100.0%     NAP                                                          NAP             NAP
      89           03/01/2008         28.6%      Federal Express                                          02/01/2009         16.0%
      90               NAP             NAP       NAP                                                          NAP             NAP
      91           01/31/2015         41.6%      Office Alternatives, LLC                                 01/31/2012         12.2%
      92           02/28/2015         100.0%     NAP                                                          NAP             NAP
      93           03/02/2014         51.5%      T-Mobile                                                 03/10/2009         29.3%
      94           06/30/2025         100.0%     NAP                                                          NAP             NAP
      95           12/31/2014         72.6%      Nolands (Pacific Wave)                                   11/30/2008         26.0%
      96               NAP             NAP       NAP                                                          NAP             NAP
      97               NAP             NAP       NAP                                                          NAP             NAP
      98               NAP             NAP       NAP                                                          NAP             NAP
      99           12/31/2021         40.8%      Outback Restaurant                                       03/01/2008         36.2%
      100              NAP             NAP       NAP                                                          NAP             NAP
      101              NAP             NAP       NAP                                                          NAP             NAP
      102              NAP             NAP       NAP                                                          NAP             NAP
      103          11/01/2014         19.4%      New Merrick Beauty Supply                                12/01/2017         17.7%
      104              NAP             NAP       NAP                                                          NAP             NAP

      105          07/09/2008         34.5%      Jong Soo Park                                            12/31/2009         31.0%
      106          12/31/2006         34.5%      Man Ok Lee                                               07/31/2006         32.8%
      107          03/31/2006         20.4%      Javid Rabi-Barkhordar                                    06/30/2008         20.4%
      108          05/31/2008         47.2%      Xerox Corporation                                        04/30/2006         21.0%
      109          05/05/2015         100.0%     NAP                                                          NAP             NAP
      110          12/31/2014         24.3%      Mobile C Store                                           02/28/2014         17.4%
      111          06/30/2025         100.0%     NAP                                                          NAP             NAP
      112              NAP             NAP       NAP                                                          NAP             NAP
      113          06/30/2009         18.5%      Jacksonville Advanced Machining                          10/31/2009         18.1%
      114              NAP             NAP       NAP                                                          NAP             NAP
      115              NAP             NAP       NAP                                                          NAP             NAP
      116              NAP             NAP       NAP                                                          NAP             NAP
      117              NAP             NAP       NAP                                                          NAP             NAP
      118              NAP             NAP       NAP                                                          NAP             NAP
      119              NAP             NAP       NAP                                                          NAP             NAP
      120              NAP             NAP       NAP                                                          NAP             NAP
      121              NAP             NAP       NAP                                                          NAP             NAP
      122              NAP             NAP       NAP                                                          NAP             NAP
      123          12/01/2010         56.7%      Simmons-O'Brien & Orlinsky LLC                           11/30/2008         12.5%
      124          04/30/2021         56.4%      TGI Fridays                                              02/28/2009         43.6%
      125          06/14/2010         20.9%      Pediatric Therapy                                        06/30/2008         16.3%
      126              NAP             NAP       NAP                                                          NAP             NAP
      127              NAP             NAP       NAP                                                          NAP             NAP
      128              NAP             NAP       NAP                                                          NAP             NAP
      129          07/31/2015         100.0%     NAP                                                          NAP             NAP
      130          09/01/2010         17.4%      Gulsha Merchandising, LLC/Dollar Discount                03/31/2010         15.6%
      131              NAP             NAP       NAP                                                          NAP             NAP
      132              NAP             NAP       NAP                                                          NAP             NAP
      133          03/31/2008         34.6%      Supercuts Inc.                                           01/18/2007         16.7%
      134              NAP             NAP       NAP                                                          NAP             NAP
      135              NAP             NAP       NAP                                                          NAP             NAP
      136              NAP             NAP       NAP                                                          NAP             NAP
      137          06/30/2020         27.7%      Amedisy's of Georgia                                     02/28/2008         18.4%
      138              NAP             NAP       NAP                                                          NAP             NAP
      139              NAP            28.4%      Blockbuster Video                                        05/31/2011         25.8%
      140          03/31/2010         26.3%      The Sage Group                                           05/31/2008         17.1%
      141          06/30/2015         43.1%      Southside Regional Medical Ctr                           08/01/2010         36.5%
      142          03/31/2008         17.3%      Sunrise Roofing                                          05/31/2006         17.3%
      143              NAP             NAP       NAP                                                          NAP             NAP
      144              NAP             NAP       NAP                                                          NAP             NAP
      145          04/30/2007         28.8%      Shayla's Nails                                           09/30/2006         20.2%
      146          03/31/2025         100.0%     NAP                                                          NAP             NAP
      147          04/30/2008         13.6%      Zealtek                                                  07/31/2007         13.0%
      148          07/31/2009         53.6%      Award Fabrics                                            08/31/2014         21.4%
      149              NAP             NAP       NAP                                                          NAP             NAP
      150          07/01/2008         37.4%      Monarch Dental Corp.                                     01/31/2010         20.5%
      151              NAP             NAP       NAP                                                          NAP             NAP
      152          03/09/2015         47.5%      MUI International (AKI)                                  06/14/2010         20.5%
      153          03/31/2020         44.0%      Intelligent Energy                                       03/31/2008         28.4%
      154          09/30/2007         23.1%      RV Industries, Inc.                                      01/31/2008         23.1%
      155          01/01/2025         100.0%     NAP                                                          NAP             NAP
      156              NAP             NAP       NAP                                                          NAP             NAP
      157          02/28/2014         21.5%      Cold Stone Creamery Leasing Company, Inc.                11/30/2008         17.4%
      158              NAP             NAP       NAP                                                          NAP             NAP
      159          04/30/2020         100.0%     NAP                                                          NAP             NAP
      160          08/31/2007         21.5%      AM Mortgage Service Co. Inc.                             10/31/2007         19.1%
      161              NAP             NAP       NAP                                                          NAP             NAP
      162              NAP             NAP       NAP                                                          NAP             NAP
      163              NAP             NAP       NAP                                                          NAP             NAP
      164              NAP             NAP       NAP                                                          NAP             NAP
      165          01/31/2015         100.0%     NAP                                                          NAP             NAP
      166              NAP             NAP       NAP                                                          NAP             NAP
      167          02/28/2010         31.3%      Judy Lantz and Bill Lantz                                11/30/2010         25.6%
      168          04/30/2009         85.2%      ProInsurance Services, LLC                               12/31/2005         14.8%
      169              NAP             NAP       NAP                                                          NAP             NAP
      170              NAP             NAP       NAP                                                          NAP             NAP
      171          12/31/2005         17.6%      Heritage Restoration                                         NAP            11.8%
      172          12/01/2006         18.2%      RD Machine                                               12/01/2005         17.8%
      173              NAP             NAP       NAP                                                          NAP             NAP
      174          12/31/2007         29.8%      Sher's Clothing                                          09/30/2006         17.4%
      175              NAP             NAP       NAP                                                          NAP             NAP
      176              NAP             NAP       NAP                                                          NAP             NAP
      177              NAP             NAP       NAP                                                          NAP             NAP
      178              NAP             NAP       NAP                                                          NAP             NAP
      179              NAP             NAP       NAP                                                          NAP             NAP
      180          03/31/2024         100.0%     NAP                                                          NAP             NAP
      181              NAP             NAP       NAP                                                          NAP             NAP
      182              NAP             NAP       NAP                                                          NAP             NAP
      183              NAP             NAP       NAP                                                          NAP             NAP
      184              NAP             NAP       NAP                                                          NAP             NAP
      185              NAP             NAP       NAP                                                          NAP             NAP
      186              NAP             NAP       NAP                                                          NAP             NAP
      187              NAP             NAP       NAP                                                          NAP             NAP
      188              NAP             NAP       NAP                                                          NAP             NAP
      189              NAP             NAP       NAP                                                          NAP             NAP
      190              NAP             NAP       NAP                                                          NAP             NAP
      191              NAP             NAP       NAP                                                          NAP             NAP
      192              NAP             NAP       NAP                                                          NAP             NAP
      193          08/07/2017         100.0%     NAP                                                          NAP             NAP
      194              NAP             NAP       NAP                                                          NAP             NAP
      195              NAP             NAP       NAP                                                          NAP             NAP
      196          08/31/2009         43.6%      Subway                                                   08/31/2009         21.9%
      197              NAP             NAP       NAP                                                          NAP             NAP
      198              NAP             NAP       NAP                                                          NAP             NAP
      199              NAP             NAP       NAP                                                          NAP             NAP
      200              NAP             NAP       NAP                                                          NAP             NAP
      201              NAP             NAP       NAP                                                          NAP             NAP
      202              NAP             NAP       NAP                                                          NAP             NAP
      203          09/30/2009         66.1%      APC Sales Corp                                           12/31/2014         33.9%
      204              NAP             NAP       NAP                                                          NAP             NAP
      205              NAP             NAP       NAP                                                          NAP             NAP
      206              NAP             NAP       NAP                                                          NAP             NAP
      207              NAP             NAP       NAP                                                          NAP             NAP
      208              NAP             NAP       NAP                                                          NAP             NAP
      209              NAP             NAP       NAP                                                          NAP             NAP
      210              NAP             NAP       NAP                                                          NAP             NAP
      211              NAP             NAP       NAP                                                          NAP             NAP
      212              NAP             NAP       NAP                                                          NAP             NAP
      213              NAP             NAP       NAP                                                          NAP             NAP

   Mortgage     Third Largest Tenant(14)                                              Lease         % NSF       Insurance
    Loan No.                                                                     Expiration Date             Escrow in Place
------------------------------------------------------------------------------------------------------------------------------
       1        Morgan Stanley                                                     09/30/2010       10.4%          No
       2        Foley Hoag LLP                                                     11/30/2013       9.3%           No
       3        United States Postal Service                                       03/31/2009       3.2%           Yes
       4        UA Theater                                                         12/31/2012       4.4%           Yes
       5        California Fair Plan                                               12/14/2010       4.2%           No
       6        Dillards Men's Store                                               02/02/2008       4.9%           Yes
       7        NAP                                                                    NAP           NAP           No
       8        Maggiano's Corner Bakery                                           12/31/2013       1.3%           No
       9        ACS State & Local Solutions                                        04/30/2009       9.1%           Yes
      10        Lerner New York                                                    01/31/2006       3.2%           Yes
      11        NAP                                                                    NAP           NAP           Yes

      12        NAP                                                                    NAP           NAP           Yes
      13        NAP                                                                    NAP           NAP           Yes
      14        NAP                                                                    NAP           NAP           Yes
      15        The Workout Club of Derry                                          10/01/2011       13.2%          No
      16        The Harding Group                                                  04/30/2008       13.1%          No
      17        CVS EGL 41 Sarasota FL                                             11/20/2024       11.5%          No
      18        NAP                                                                    NAP           NAP           No
      19        Robata's Grill & Sake Bar                                          01/01/2006       4.7%           Yes
      20        Valley Title Agency                                                12/31/2006       3.6%           Yes
      21        The TJX Companies, Inc.                                            10/31/2014       11.6%          Yes
      22        Power Bodies, Inc.                                                 08/31/2014       8.8%           No
      23        NAP                                                                    NAP           NAP           Yes
      24        McDonald's Corp.                                                   09/25/2009       5.0%           Yes
      25        NAP                                                                    NAP           NAP           Yes
      26        NAP                                                                    NAP           NAP           Yes
      27        NAP                                                                    NAP           NAP           Yes
      28        NAP                                                                    NAP           NAP           Yes
      29        NAP                                                                    NAP           NAP           No
      30        NAP                                                                    NAP           NAP           No
      31        Petco                                                              03/31/2010       17.6%          Yes
      32        NAP                                                                    NAP           NAP           No
      33        NAP                                                                    NAP           NAP           Yes
      34        Goldilocks Bakery                                                  08/31/2008       4.5%           Yes
      35        NAP                                                                    NAP           NAP           No
      36        Liquor                                                             11/30/2011       4.5%           Yes
      37        American Tire Company                                              10/30/2012       17.8%          Yes
      38        NAP                                                                    NAP           NAP           No
      39        NAP                                                                    NAP           NAP           Yes
      40        Northwest Radiation                                                01/31/2007       15.5%          Yes
      41        Baltimore Washington Eye Ctr, Inc.                                 03/31/2008       12.1%          Yes
      42        NAP                                                                    NAP           NAP           No
      43        Battelle Memorial Institute                                        05/31/2008       6.9%           Yes
      44        NAP                                                                    NAP           NAP           No
      45        NAP                                                                    NAP           NAP           Yes
      46        Sportsman's                                                        06/30/2010       14.5%          No
      47        NAP                                                                    NAP           NAP           No
      48        NAP                                                                    NAP           NAP           No
      49        NAP                                                                    NAP           NAP           Yes
      50        NAP                                                                    NAP           NAP           No
      51        NAP                                                                    NAP           NAP           No
      52        NAP                                                                    NAP           NAP           No
      53        NAP                                                                    NAP           NAP           No
      54        PSI Partners                                                       12/31/2006       9.5%           Yes
      55        Christopher Smith Leonard Bristow Stanell and Wells, P.A.          09/30/2009       14.1%          No
      56        SunTrust Bank                                                      09/30/2012       3.9%           Yes
      57        NAP                                                                    NAP           NAP           No
      58        NAP                                                                    NAP           NAP           No
      59        NAP                                                                    NAP           NAP           No
      60        NAP                                                                    NAP           NAP           No
      61        Chiropractic Healing Center                                        03/31/2012       9.0%           Yes
      62        NAP                                                                    NAP           NAP           No
      63        NAP                                                                    NAP           NAP           No
      64        NAP                                                                    NAP           NAP           No
      65        NAP                                                                    NAP           NAP           No
      66        NAP                                                                    NAP           NAP           No
      67        NAP                                                                    NAP           NAP           No
      68        NAP                                                                    NAP           NAP           No
      69        NAP                                                                    NAP           NAP           No
      70        NAP                                                                    NAP           NAP           No
      71        NAP                                                                    NAP           NAP           No
      72        NAP                                                                    NAP           NAP           No
      73        Wiki Wiki Hawaiian Grill                                           04/11/2014       11.9%          Yes
      74        Skin Health Experts                                                04/30/2010       12.7%          Yes
      75        NAP                                                                    NAP           NAP           No
      76        Laser World                                                        08/31/2006       10.9%          Yes
      77        NAP                                                                    NAP           NAP           No
      78        NAP                                                                    NAP           NAP           No
      79        NAP                                                                    NAP           NAP           No
      80        NAP                                                                    NAP           NAP           Yes
      81        Marshall University Cafe                                           05/31/2011       18.6%          No
      82        NAP                                                                    NAP           NAP           No
      83        Curves for Women                                                   09/01/2014       13.2%          Yes
      84        NAP                                                                    NAP           NAP           No
      85        NAP                                                                    NAP           NAP           No
      86        NAP                                                                    NAP           NAP           No
      87        NAP                                                                    NAP           NAP           No
      88        NAP                                                                    NAP           NAP           No
      89        Ikon Office Solutions                                              10/01/2007       12.4%          No
      90        NAP                                                                    NAP           NAP           No
      91        Las Colinas/Coldwell Banker                                        12/31/2014       8.3%           Yes
      92        NAP                                                                    NAP           NAP           Yes
      93        Starbucks                                                          03/29/2014       19.2%          Yes
      94        NAP                                                                    NAP           NAP           No
      95        Sky Meadow                                                         09/30/2009       1.4%           No
      96        NAP                                                                    NAP           NAP           Yes
      97        NAP                                                                    NAP           NAP           No
      98        NAP                                                                    NAP           NAP           No
      99        Krispy Kreme                                                       01/31/2016       23.0%          Yes
      100       NAP                                                                    NAP           NAP           No
      101       NAP                                                                    NAP           NAP           No
      102       NAP                                                                    NAP           NAP           No
      103       Curves                                                             12/31/2008       8.0%           Yes
      104       NAP                                                                    NAP           NAP           Yes

      105       Assad Mohamad Jomaa                                                05/31/2009       34.5%          No
      106       Chong Dae Lim and Oak Pae Lim                                      09/30/2009       32.8%          No
      107       Eui Suk and Sung Lim Hwang                                         10/31/2008       18.3%          No
      108       Cairo Construction Company                                         02/28/2011       12.4%          No
      109       NAP                                                                    NAP           NAP           Yes
      110       Wing & Roll / Aloha Spices                                         02/28/2009       12.1%          No
      111       NAP                                                                    NAP           NAP           No
      112       NAP                                                                    NAP           NAP           No
      113       Closet Storage & Concepts                                          02/28/2010       18.1%          Yes
      114       NAP                                                                    NAP           NAP           No
      115       NAP                                                                    NAP           NAP           No
      116       NAP                                                                    NAP           NAP           No
      117       NAP                                                                    NAP           NAP           No
      118       NAP                                                                    NAP           NAP           Yes
      119       NAP                                                                    NAP           NAP           No
      120       NAP                                                                    NAP           NAP           No
      121       NAP                                                                    NAP           NAP           No
      122       NAP                                                                    NAP           NAP           No
      123       McPherson Enterprises Ltd                                          07/01/2007       6.3%           Yes
      124       NAP                                                                    NAP           NAP           Yes
      125       Bacon Construction                                                 09/30/2014       13.0%          Yes
      126       NAP                                                                    NAP           NAP           No
      127       NAP                                                                    NAP           NAP           No
      128       NAP                                                                    NAP           NAP           No
      129       NAP                                                                    NAP           NAP           No
      130       Robert B Ford Enterprises, Inc.                                    03/31/2006       13.5%          Yes
      131       NAP                                                                    NAP           NAP           No
      132       NAP                                                                    NAP           NAP           No
      133       Sally Beauty Company                                               04/03/2008       15.5%          No
      134       NAP                                                                    NAP           NAP           No
      135       NAP                                                                    NAP           NAP           No
      136       NAP                                                                    NAP           NAP           No
      137       Verizon                                                            05/31/2006       11.0%          Yes
      138       NAP                                                                    NAP           NAP           No
      139       Kipper Tool                                                        02/28/2008       24.4%          Yes
      140       Jeremy Matthews, DMD, LLC                                          02/28/2010       16.3%          No
      141       David R. Ferry                                                     06/30/2015       20.4%          Yes
      142       PC LAN Vad                                                         02/28/2006       11.5%          Yes
      143       NAP                                                                    NAP           NAP           No
      144       NAP                                                                    NAP           NAP           No
      145       Liberty Cleaners                                                   08/31/2006       18.4%          Yes
      146       NAP                                                                    NAP           NAP           No
      147       Lifetime Moments                                                   12/31/2007       12.9%          No
      148       Wikman Antique Imports                                             10/31/2009       13.9%          No
      149       NAP                                                                    NAP           NAP           No
      150       Dr. Esperanza Fernandez                                            08/17/2007       5.6%           No
      151       NAP                                                                    NAP           NAP           No
      152       Baltimore Boat Company, LLC                                        01/09/2010       16.9%          Yes
      153       Simply Stickley                                                    03/31/2010       27.6%          No
      154       Resolute Manufacturing Company                                     10/31/2005       15.4%          No
      155       NAP                                                                    NAP           NAP           No
      156       NAP                                                                    NAP           NAP           No
      157       The Barbers, Hairstyling for Men & Women, Inc.                     10/31/2008       16.5%          Yes
      158       NAP                                                                    NAP           NAP           No
      159       NAP                                                                    NAP           NAP           No
      160       BP Financial Group Inc.                                            11/30/2006       16.5%          Yes
      161       NAP                                                                    NAP           NAP           No
      162       NAP                                                                    NAP           NAP           Yes
      163       NAP                                                                    NAP           NAP           Yes
      164       NAP                                                                    NAP           NAP           No
      165       NAP                                                                    NAP           NAP           No
      166       NAP                                                                    NAP           NAP           No
      167       Enterprise Rent-a-Car Company of LA                                11/30/2005       15.9%          No
      168       NAP                                                                    NAP           NAP           No
      169       NAP                                                                    NAP           NAP           No
      170       NAP                                                                    NAP           NAP           No
      171       Afshin Fard                                                            NAP          11.8%          No
      172       Double M Welding                                                   02/01/2007       12.5%          No
      173       NAP                                                                    NAP           NAP           No
      174       Floral Fantasy                                                         NAP          12.5%          Yes
      175       NAP                                                                    NAP           NAP           No
      176       NAP                                                                    NAP           NAP           No
      177       NAP                                                                    NAP           NAP           No
      178       NAP                                                                    NAP           NAP           No
      179       NAP                                                                    NAP           NAP           No
      180       NAP                                                                    NAP           NAP           Yes
      181       NAP                                                                    NAP           NAP           No
      182       NAP                                                                    NAP           NAP           No
      183       NAP                                                                    NAP           NAP           No
      184       NAP                                                                    NAP           NAP           No
      185       NAP                                                                    NAP           NAP           No
      186       NAP                                                                    NAP           NAP           No
      187       NAP                                                                    NAP           NAP           No
      188       NAP                                                                    NAP           NAP           No
      189       NAP                                                                    NAP           NAP           No
      190       NAP                                                                    NAP           NAP           No
      191       NAP                                                                    NAP           NAP           No
      192       NAP                                                                    NAP           NAP           No
      193       NAP                                                                    NAP           NAP           No
      194       NAP                                                                    NAP           NAP           No
      195       NAP                                                                    NAP           NAP           No
      196       Ace Cash Express, Inc.                                             08/31/2009       12.5%          No
      197       NAP                                                                    NAP           NAP           No
      198       NAP                                                                    NAP           NAP           No
      199       NAP                                                                    NAP           NAP           Yes
      200       NAP                                                                    NAP           NAP           No
      201       NAP                                                                    NAP           NAP           No
      202       NAP                                                                    NAP           NAP           No
      203       NAP                                                                    NAP           NAP           Yes
      204       NAP                                                                    NAP           NAP           No
      205       NAP                                                                    NAP           NAP           No
      206       NAP                                                                    NAP           NAP           No
      207       NAP                                                                    NAP           NAP           No
      208       NAP                                                                    NAP           NAP           No
      209       NAP                                                                    NAP           NAP           No
      210       NAP                                                                    NAP           NAP           No
      211       NAP                                                                    NAP           NAP           No
      212       NAP                                                                    NAP           NAP           No
      213       NAP                                                                    NAP           NAP           No

                              Capital    TI/LC
                            Expenditure  Escrow
   Mortgage    Tax Escrow      Escrow      in                                          Other
    Loan No.  in Place(15)  in Place(16) Place(17)                             Escrow Description(18)
------------------------------------------------------------------------------------------------------------------------------

       1           No                No     Yes                                           NAP
       2           No                No      No                                           NAP
       3           Yes              Yes     Yes                            Mark Whiting tax liability deposit
       4           Yes              Yes     Yes                                     Renewal Reserve
       5           Yes              Yes     Yes                                           NAP
       6           Yes              Yes     Yes                   Accretive Leasing Reserve, Anchor Store DSCR Reserve
       7           Yes              Yes      No                                           NAP
       8           Yes              Yes      No                                    Redecoration Funds
       9           Yes              Yes     Yes                                City National Bank Reserve
      10           Yes              Yes     Yes                      Ground Rent Reserve, Anchor Store DSCR Reserve
      11           Yes               No      No                                           NAP

      12           Yes               No      No                                           NAP
      13           Yes               No      No                                           NAP
      14           Yes              Yes      No                                         Holdback
      15           Yes               No      No                                           NAP
      16           No                No      No                                           NAP
      17           Yes              Yes     Yes                                      Petco Reserve
      18           No               Yes      No                                           NAP
      19           Yes              Yes     Yes                                           NAP
      20           Yes               No     Yes                                           NAP
      21           Yes              Yes     Yes                                           NAP
      22           No                No      No                                           NAP
      23           No               Yes      No   Single Tenant Reserve; Excess cash will flow into account until the cap is met.
      24           Yes              Yes     Yes                                  Single Tenant Reserve
      25           Yes              Yes      No                                         Holdback
      26           Yes              Yes      No                                           NAP
      27           Yes              Yes      No                                           NAP
      28           Yes              Yes      No                                           NAP
      29           Yes              Yes      No                                           NAP
      30           Yes              Yes      No                                           NAP
      31           Yes               No      No                                           NAP
      32           Yes              Yes      No                                           NAP
      33           Yes              Yes      No                                           NAP
      34           Yes              Yes     Yes                                           NAP
      35           Yes              Yes      No                                           NAP
      36           Yes              Yes     Yes                                           NAP
      37           Yes              Yes     Yes                                     Cash Flow Sweep
      38           No                No      No                                           NAP
      39           Yes              Yes      No                                           NAP
      40           Yes              Yes     Yes                                           NAP
      41           Yes               No      No                                           NAP
      42           Yes              Yes      No                                           NAP
      43           Yes              Yes     Yes                                           NAP
      44           Yes               No      No                                           NAP
      45           Yes              Yes      No                                           NAP
      46           Yes              Yes     Yes                                   The Holdback Reserve
      47           Yes               No      No                              Collateral Security Agreement
      48           Yes              Yes      No                                           NAP
      49           Yes              Yes      No                                           NAP
      50           No                No      No                              Collateral Security Agreement
      51           Yes              Yes      No                                           NAP
      52           Yes              Yes      No                                           NAP
      53           No                No      No                                           NAP
      54           Yes              Yes     Yes                                           NAP
      55           Yes               No     Yes                                           NAP
      56           Yes               No      No                                           NAP
      57           Yes              Yes      No                                           NAP
      58           No                No      No                                           NAP
      59           No                No      No                                           NAP
      60           No                No      No                                           NAP
      61           Yes              Yes     Yes                                           NAP
      62           No                No      No                                           NAP
      63           Yes              Yes      No                                           NAP
      64           No                No      No                                           NAP
      65           No                No      No                                           NAP
      66           No                No      No                                           NAP
      67           No                No      No                                           NAP
      68           Yes              Yes      No                                           NAP
      69           No                No      No                                           NAP
      70           Yes              Yes      No                                           NAP
      71           Yes              Yes      No                                           NAP
      72           No                No      No                                           NAP
      73           Yes              Yes     Yes                                     Cash Flow Sweep
      74           Yes              Yes     Yes                                           NAP
      75           Yes              Yes      No                                           NAP
      76           Yes              Yes     Yes                                           NAP
      77           Yes              Yes      No                                           NAP
      78           Yes               No      No                                           NAP
      79           Yes               No      No                                           NAP
      80           Yes               No      No                                           NAP
      81           No                No      No                                           NAP
      82           No                No      No                            Debt Service Reserve, PCR Reserve
      83           Yes              Yes     Yes                                           NAP
      84           No                No      No                                           NAP
      85           No                No      No                                           NAP
      86           No                No      No                                           NAP
      87           Yes              Yes      No                                           NAP
      88           Yes              Yes      No                                 Lease Termination Escrow
      89           Yes              Yes      No                                           NAP
      90           No                No      No                              Collateral Security Agreement
      91           Yes               No      No                              Collateral Security Agreement
      92           Yes              Yes     Yes                                           NAP
      93           Yes              Yes     Yes                                           NAP
      94           No                No      No                                           NAP
      95           Yes               No      No                                           NAP
      96           Yes              Yes      No                                           NAP
      97           No                No      No                                           NAP
      98           Yes              Yes      No                                           NAP
      99           Yes              Yes     Yes                                     Cash Flow Sweep
      100          Yes               No      No                                           NAP
      101          No                No      No                                           NAP
      102          Yes              Yes      No                                           NAP
      103          Yes              Yes     Yes                                   Greenland Furniture
      104          Yes              Yes      No                                           NAP

      105          No                No      No                                           NAP
      106          No                No      No                                           NAP
      107          No                No      No                                           NAP
      108          No                No      No                                     Escrow Holdback
      109          Yes              Yes      No                                           NAP
      110          No               Yes      No                                           NAP
      111          No                No      No                                           NAP
      112          Yes              Yes      No                                           NAP
      113          Yes              Yes     Yes                                           NAP
      114          No                No      No                                           NAP
      115          Yes              Yes      No                                           NAP
      116          Yes              Yes      No                                           NAP
      117          No                No      No                                           NAP
      118          Yes               No      No                                           NAP
      119          No                No      No                                           NAP
      120          No                No      No                                           NAP
      121          No                No      No                                   Collateral Security
      122          No                No      No                                           NAP
      123          Yes              Yes     Yes                                           NAP
      124          Yes              Yes     Yes                                     Cash Flow Sweep
      125          Yes               No      No                                           NAP
      126          No                No      No                                           NAP
      127          Yes               No      No                                           NAP
      128          Yes               No      No                                           NAP
      129          No               Yes      No                                           NAP
      130          Yes               No      No                                           NAP
      131          No                No      No                                           NAP
      132          No                No      No                                           NAP
      133          No                No      No                                           NAP
      134          No                No      No                                           NAP
      135          No                No      No                                           NAP
      136          Yes               No      No                                           NAP
      137          Yes               No      No                                           NAP
      138          Yes              Yes      No                                           NAP
      139          Yes               No      No                                           NAP
      140          No                No      No                                           NAP
      141          Yes               No      No                                           NAP
      142          Yes               No      No                                           NAP
      143          No                No      No                                           NAP
      144          No                No      No                                           NAP
      145          Yes               No      No                                           NAP
      146          No                No      No                                           NAP
      147          Yes               No      No                                           NAP
      148          Yes               No      No                                           NAP
      149          Yes              Yes      No                                           NAP
      150          No                No      No                                           NAP
      151          No                No      No                                           NAP
      152          Yes              Yes      No                               Collateral Security Reserve
      153          No                No      No                                           NAP
      154          Yes               No      No                                           NAP
      155          No                No      No                                           NAP
      156          No                No      No                                           NAP
      157          Yes              Yes     Yes                                           NAP
      158          Yes               No      No                                           NAP
      159          No                No      No                                           NAP
      160          Yes               No      No                                           NAP
      161          No                No      No                                           NAP
      162          Yes              Yes      No                                           NAP
      163          Yes               No      No                                           NAP
      164          No                No      No                                           NAP
      165          No                No      No                                           NAP
      166          No                No      No                                           NAP
      167          No                No      No                                           NAP
      168          Yes               No      No                                           NAP
      169          No                No      No                                           NAP
      170          No                No      No                                           NAP
      171          Yes               No      No                                         Holdback
      172          Yes               No      No                                         Holdback
      173          No                No      No                                           NAP
      174          Yes               No      No                                           NAP
      175          No                No      No                              Collateral Security Agreement
      176          No                No      No                                           NAP
      177          Yes               No      No                                           NAP
      178          No                No      No                                           NAP
      179          No                No      No                                           NAP
      180          Yes              Yes      No                                           NAP
      181          Yes               No      No                                           NAP
      182          No                No      No                                           NAP
      183          No                No      No                                           NAP
      184          No                No      No                                           NAP
      185          No                No      No                                           NAP
      186          Yes               No      No                                           NAP
      187          No                No      No                                           NAP
      188          Yes               No      No                                           NAP
      189          Yes               No      No                                           NAP
      190          Yes               No      No                                           NAP
      191          No                No      No                                           NAP
      192          Yes               No      No                                           NAP
      193          No                No      No                                           NAP
      194          No                No      No                                           NAP
      195          No                No      No                                           NAP
      196          No                No      No                                           NAP
      197          No                No      No                                           NAP
      198          No                No      No                                           NAP
      199          Yes               No      No                              Collateral Security Agreement
      200          No                No      No                                           NAP
      201          Yes               No      No                                           NAP
      202          Yes               No      No                              Collateral Security Agreement
      203          Yes               No      No                                           NAP
      204          No                No      No                                           NAP
      205          Yes               No      No                                           NAP
      206          No                No      No                                           NAP
      207          No                No      No                                           NAP
      208          Yes               No      No                                           NAP
      209          Yes               No      No                                           NAP
      210          No                No      No                                           NAP
      211          Yes               No      No                                           NAP
      212          Yes               No      No                                           NAP
      213          No                No      No                                           NAP

   Mortgage                    Springing                  Initial Capital Expenditure     Monthly Capital Expenditure
    Loan No.            Escrow Description(19)               Escrow Requirement(20)          Escrow Requirement(21)
----------------------------------------------------------------------------------------------------------------------

       1                         TI/LC                                             $0                              $0
       2         Tax, Insurance, Cap Ex, TI/LC, Other                              $0                              $0
       3                     TI/LC, Other                                          $0                         $11,267
       4                         Other                                             $0                          $8,700
       5                       Insurance                                           $0                         $11,488
       6                         Other                                             $0                         $12,302
       7                       Insurance                                           $0                         $74,996
       8                     TI/LC, Other                                          $0                            $537
       9                          NAP                                              $0                          $4,752
      10                         Other                                             $0                          $5,827
      11                        Cap Ex                                             $0                              $0

      12                        Cap Ex                                             $0                              $0
      13                        Cap Ex                                             $0                              $0
      14                          NAP                                              $0                          $4,146
      15                   Insurance, TI/LC                                        $0                              $0
      16                Tax, Insurance, Cap Ex                                     $0                              $0
      17                       Insurance                                           $0                          $1,742
      18                    Tax, Insurance                                         $0                          $5,792
      19                          NAP                                              $0                          $1,075
      20                          NAP                                              $0                              $0
      21                          NAP                                              $0                          $1,867
      22                    Tax, Insurance                                         $0                              $0
      23                          Tax                                              $0                            $875
      24                          NAP                                              $0                          $1,850
      25                          NAP                                              $0                          $1,017
      26                          NAP                                              $0                            $892
      27                          NAP                                              $0                          $2,680
      28                          NAP                                              $0                            $729
      29                          NAP                                              $0                          $7,861
      30                          NAP                                              $0                          $5,981
      31                         TI/LC                                             $0                              $0
      32                       Insurance                                           $0                         $15,006
      33                          NAP                                              $0                            $688
      34                          NAP                                              $0                          $7,100
      35                          NAP                                              $0                          $2,392
      36                          NAP                                        $160,000                              $0
      37                     TI/LC, Other                                          $0                            $509
      38                    Tax, Insurance                                         $0                              $0
      39                          NAP                                              $0                          $1,250
      40                          NAP                                              $0                            $735
      41                          NAP                                              $0                              $0
      42                       Insurance                                         $150                          $3,200
      43                          NAP                                        $100,000                          $1,473
      44                       Insurance                                           $0                              $0
      45                          NAP                                        $300,000                          $4,333
      46                          NAP                                              $0                            $370
      47                       Insurance                                           $0                              $0
      48                       Insurance                                         $150                          $3,600
      49                          NAP                                              $0                          $2,102
      50                    Tax, Insurance                                         $0                              $0
      51                       Insurance                                         $150                          $2,250
      52                       Insurance                                         $200                          $2,433
      53                    Tax, Insurance                                         $0                              $0
      54                          NAP                                              $0                            $539
      55                       Insurance                                           $0                              $0
      56                          NAP                                              $0                              $0
      57                       Insurance                                         $150                          $2,200
      58                    Tax, Insurance                                         $0                              $0
      59                          NAP                                              $0                              $0
      60             Tax, Insurance, Cap Ex, TI/LC                                 $0                              $0
      61                          NAP                                              $0                            $521
      62                          NAP                                              $0                              $0
      63                       Insurance                                         $150                          $2,867
      64             Tax, Insurance, Cap Ex, TI/LC                                 $0                              $0
      65                    Tax, Insurance                                         $0                              $0
      66                    Tax, Insurance                                         $0                              $0
      67                    Tax, Insurance                                         $0                              $0
      68                          NAP                                              $0                          $2,793
      69                          NAP                                              $0                              $0
      70                       Insurance                                         $200                          $2,400
      71                       Insurance                                         $200                          $1,467
      72                       Insurance                                           $0                              $0
      73                     TI/LC, Other                                          $0                            $214
      74                          NAP                                              $0                            $153
      75                          NAP                                          $3,700                          $3,700
      76                          NAP                                              $0                          $2,940
      77                          NAP                                          $2,575                          $2,575
      78                       Insurance                                           $0                              $0
      79                       Insurance                                           $0                              $0
      80                          NAP                                              $0                              $0
      81                    Tax, Insurance                                         $0                              $0
      82                          NAP                                              $0                              $0
      83                          NAP                                              $0                            $312
      84                    Tax, Insurance                                         $0                              $0
      85                    Tax, Insurance                                         $0                              $0
      86             Tax, Insurance, Cap Ex, TI/LC                                 $0                              $0
      87                       Insurance                                         $200                          $1,733
      88                     TI/LC, Other                                          $0                            $371
      89                         TI/LC                                             $0                          $1,495
      90                       Insurance                                           $0                              $0
      91                          NAP                                              $0                              $0
      92                          NAP                                              $0                            $361
      93                          NAP                                              $0                             $98
      94                          NAP                                              $0                              $0
      95                          NAP                                              $0                              $0
      96                          NAP                                            $200                          $1,750
      97                    Tax, Insurance                                         $0                              $0
      98                       Insurance                                         $200                          $1,750
      99                         Other                                             $0                            $226
      100                      Insurance                                           $0                              $0
      101                   Tax, Insurance                                         $0                              $0
      102                      Insurance                                         $150                          $1,417
      103                         NAP                                              $0                            $156
      104                         NAP                                              $0                            $525

      105                   Tax, Insurance                                         $0                              $0
      106                   Tax, Insurance                                         $0                              $0
      107                   Tax, Insurance                                         $0                              $0
      108                         NAP                                              $0                              $0
      109                        TI/LC                                             $0                            $321
      110                   Tax, Insurance                                    $42,625                              $0
      111                         NAP                                              $0                              $0
      112                      Insurance                                         $150                          $1,200
      113                         NAP                                              $0                            $514
      114                   Tax, Insurance                                         $0                              $0
      115                      Insurance                                         $200                          $1,533
      116                      Insurance                                         $150                          $1,067
      117                   Tax, Insurance                                         $0                              $0
      118                         NAP                                              $0                              $0
      119                   Tax, Insurance                                         $0                              $0
      120                   Tax, Insurance                                         $0                              $0
      121                   Tax, Insurance                                         $0                              $0
      122                   Tax, Insurance                                         $0                              $0
      123                         NAP                                              $0                            $746
      124                        Other                                             $0                            $166
      125                         NAP                                              $0                              $0
      126                   Tax, Insurance                                         $0                              $0
      127                      Insurance                                           $0                              $0
      128                      Insurance                                           $0                              $0
      129                        TI/LC                                             $0                            $300
      130                         NAP                                              $0                              $0
      131                   Tax, Insurance                                         $0                              $0
      132                   Tax, Insurance                                         $0                              $0
      133                   Tax, Insurance                                         $0                              $0
      134                   Tax, Insurance                                         $0                              $0
      135                   Tax, Insurance                                         $0                              $0
      136                      Insurance                                           $0                              $0
      137                         NAP                                              $0                              $0
      138                      Insurance                                         $200                          $1,400
      139                         NAP                                              $0                              $0
      140                         NAP                                              $0                              $0
      141                         NAP                                              $0                              $0
      142                         NAP                                              $0                              $0
      143                   Tax, Insurance                                         $0                              $0
      144                   Tax, Insurance                                         $0                              $0
      145                         NAP                                              $0                              $0
      146                   Tax, Insurance                                         $0                              $0
      147                         NAP                                              $0                              $0
      148                         NAP                                              $0                              $0
      149                      Insurance                                       $1,500                          $1,150
      150                   Tax, Insurance                                         $0                              $0
      151                   Tax, Insurance                                         $0                              $0
      152                         NAP                                              $0                             $78
      153                   Tax, Insurance                                         $0                              $0
      154                      Insurance                                           $0                              $0
      155                         NAP                                              $0                              $0
      156                   Tax, Insurance                                         $0                              $0
      157                         NAP                                              $0                             $98
      158                      Insurance                                           $0                              $0
      159                   Tax, Insurance                                         $0                              $0
      160                         NAP                                              $0                              $0
      161                   Tax, Insurance                                         $0                              $0
      162                         NAP                                              $0                          $1,600
      163                         NAP                                              $0                              $0
      164                   Tax, Insurance                                         $0                              $0
      165                   Tax, Insurance                                         $0                              $0
      166                   Tax, Insurance                                         $0                              $0
      167                   Tax, Insurance                                         $0                              $0
      168                         NAP                                              $0                              $0
      169                      Insurance                                           $0                              $0
      170                   Tax, Insurance                                         $0                              $0
      171                   Tax, Insurance                                         $0                              $0
      172                   Tax, Insurance                                         $0                              $0
      173                   Tax, Insurance                                         $0                              $0
      174                         NAP                                              $0                              $0
      175                   Tax, Insurance                                         $0                              $0
      176                   Tax, Insurance                                         $0                              $0
      177                      Insurance                                           $0                              $0
      178                   Tax, Insurance                                         $0                              $0
      179                   Tax, Insurance                                         $0                              $0
      180                         NAP                                              $0                             $56
      181                      Insurance                                           $0                              $0
      182                   Tax, Insurance                                         $0                              $0
      183                   Tax, Insurance                                         $0                              $0
      184                         NAP                                              $0                              $0
      185                   Tax, Insurance                                         $0                              $0
      186                      Insurance                                           $0                              $0
      187                   Tax, Insurance                                         $0                              $0
      188                      Insurance                                           $0                              $0
      189                      Insurance                                           $0                              $0
      190                      Insurance                                           $0                              $0
      191                   Tax, Insurance                                         $0                              $0
      192                      Insurance                                           $0                              $0
      193                         NAP                                              $0                              $0
      194                   Tax, Insurance                                         $0                              $0
      195                   Tax, Insurance                                         $0                              $0
      196                   Tax, Insurance                                         $0                              $0
      197                   Tax, Insurance                                         $0                              $0
      198                   Tax, Insurance                                         $0                              $0
      199                         NAP                                              $0                              $0
      200                   Tax, Insurance                                         $0                              $0
      201                      Insurance                                           $0                              $0
      202                      Insurance                                           $0                              $0
      203                         NAP                                              $0                              $0
      204                   Tax, Insurance                                         $0                              $0
      205                      Insurance                                           $0                              $0
      206                   Tax, Insurance                                         $0                              $0
      207                   Tax, Insurance                                         $0                              $0
      208                      Insurance                                           $0                              $0
      209                      Insurance                                           $0                              $0
      210                   Tax, Insurance                                         $0                              $0
      211                      Insurance                                           $0                              $0
      212                      Insurance                                           $0                              $0
      213                   Tax, Insurance                                         $0                              $0

  Mortgage         Current Capital Expenditure    Initial TI/LC Escrow          Monthly TI/LC          Current TI/LC
    Loan No.              Escrow Balance(22)          Requirement(23)      Escrow Requirement(24)    Escrow Balance(25)
------------------------------------------------------------------------------------------------------------------------

       1                                     $0              $4,221,370                        $0            $2,265,559
       2                                     $0                      $0                        $0                    $0
       3                                $22,535                $583,724                   $12,500              $608,724
       4                                $26,100                      $0                   $23,500               $70,500
       5                                     $0                      $0                   $62,500                    $0
       6                               $294,377                $206,000                   $30,000              $266,500
       7                                     $0                      $0                        $0                    $0
       8                                   $537                      $0                        $0                    $0
       9                                 $9,505                      $0                   $32,825               $65,649
      10                                $11,661                      $0                   $30,000               $60,033
      11                                     $0                      $0                        $0                    $0

      12                                     $0                      $0                        $0                    $0
      13                                     $0                      $0                        $0                    $0
      14                                $29,022                      $0                        $0                    $0
      15                                     $0                      $0                        $0                    $0
      16                                     $0                      $0                        $0                    $0
      17                                 $6,991                 $98,000                    $5,833              $122,065
      18                                 $5,792                      $0                        $0                    $0
      19                                 $2,150                $100,000                    $5,417              $123,708
      20                                     $0                      $0                    $9,583                    $0
      21                                 $3,736                      $0                    $6,667               $13,340
      22                                     $0                      $0                        $0                    $0
      23                                     $0                      $0                        $0                    $0
      24                                 $5,556                      $0                    $4,166               $12,511
      25                                 $2,035                      $0                        $0                    $0
      26                                 $1,785                      $0                        $0                    $0
      27                                 $5,362                      $0                        $0                    $0
      28                                     $0                      $0                        $0                    $0
      29                                 $7,861                      $0                        $0                    $0
      30                                 $5,981                      $0                        $0                    $0
      31                                     $0                      $0                        $0                    $0
      32                                     $0                      $0                        $0                    $0
      33                                 $1,376                      $0                        $0                    $0
      34                               $160,000                      $0                    $2,917              $500,000
      35                                 $2,392                      $0                        $0                    $0
      36                                 $7,100                $500,000                    $3,750                $2,917
      37                                 $1,250                 $70,000                    $3,250                    $0
      38                                     $0                      $0                        $0                    $0
      39                                     $0                      $0                        $0               $70,000
      40                                   $735                      $0                    $5,000                $5,000
      41                                     $0                      $0                        $0                    $0
      42                                     $0                      $0                        $0                    $0
      43                               $101,703                $800,000                      $736              $802,579
      44                                     $0                      $0                        $0                    $0
      45                               $304,333                      $0                        $0                    $0
      46                                     $0                      $0                    $2,467                    $0
      47                                     $0                      $0                        $0                    $0
      48                                     $0                      $0                        $0                    $0
      49                                 $2,102                      $0                        $0                    $0
      50                                     $0                      $0                        $0                    $0
      51                                     $0                      $0                        $0                    $0
      52                                     $0                      $0                        $0                    $0
      53                                     $0                      $0                        $0                    $0
      54                                   $539                      $0                    $2,760                $2,760
      55                                     $0                      $0                    $2,778                $2,778
      56                                     $0                      $0                        $0                    $0
      57                                     $0                      $0                        $0                    $0
      58                                     $0                      $0                        $0                    $0
      59                                     $0                      $0                        $0                    $0
      60                                     $0                      $0                        $0                    $0
      61                                     $0                      $0                    $3,000                    $0
      62                                     $0                      $0                        $0                    $0
      63                                     $0                      $0                        $0                    $0
      64                                     $0                      $0                        $0                    $0
      65                                     $0                      $0                        $0                    $0
      66                                     $0                      $0                        $0                    $0
      67                                     $0                      $0                        $0                    $0
      68                               $195,583                      $0                        $0                    $0
      69                                     $0                      $0                        $0                    $0
      70                                     $0                      $0                        $0                    $0
      71                                     $0                      $0                        $0                    $0
      72                                     $0                      $0                        $0                    $0
      73                                     $0                      $0                    $1,208                    $0
      74                                   $460                      $0                    $1,635                $4,906
      75                                     $0                      $0                        $0                    $0
      76                                 $2,940                      $0                    $1,271                $1,271
      77                                     $0                      $0                        $0                    $0
      78                                     $0                      $0                        $0                    $0
      79                                     $0                      $0                        $0                    $0
      80                                     $0                      $0                        $0                    $0
      81                                     $0                      $0                        $0                    $0
      82                                     $0                      $0                        $0                    $0
      83                                     $0                      $0                    $1,247                    $0
      84                                     $0                      $0                        $0                    $0
      85                                     $0                      $0                        $0                    $0
      86                                     $0                      $0                        $0                    $0
      87                                     $0                      $0                        $0                    $0
      88                                     $0                      $0                        $0                    $0
      89                                 $2,993                      $0                        $0                    $0
      90                                     $0                      $0                        $0                    $0
      91                                     $0                      $0                        $0                    $0
      92                                     $0                      $0                      $301                    $0
      93                                   $195                      $0                      $325                  $651
      94                                     $0                      $0                        $0                    $0
      95                                     $0                      $0                        $0                    $0
      96                                     $0                      $0                        $0                    $0
      97                                     $0                      $0                        $0                    $0
      98                                     $0                      $0                        $0                    $0
      99                                     $0                      $0                    $1,333                    $0
      100                                    $0                      $0                        $0                    $0
      101                                    $0                      $0                        $0                    $0
      102                                    $0                      $0                        $0                    $0
      103                                $1,092                      $0                      $781                $5,464
      104                                    $0                      $0                        $0                    $0

      105                                    $0                      $0                        $0                    $0
      106                                    $0                      $0                        $0                    $0
      107                                    $0                      $0                        $0                    $0
      108                                    $0                      $0                        $0                    $0
      109                                    $0                      $0                        $0                    $0
      110                                    $0                      $0                        $0                    $0
      111                                    $0                      $0                        $0                    $0
      112                                    $0                      $0                        $0                    $0
      113                                  $514                      $0                    $2,012                $2,012
      114                                    $0                      $0                        $0                    $0
      115                                    $0                      $0                        $0                    $0
      116                                    $0                      $0                        $0                    $0
      117                                    $0                      $0                        $0                    $0
      118                                    $0                      $0                        $0                    $0
      119                                    $0                      $0                        $0                    $0
      120                                    $0                      $0                        $0                    $0
      121                                    $0                      $0                        $0                    $0
      122                                    $0                      $0                        $0                    $0
      123                                $1,493                      $0                    $4,167                $8,339
      124                                    $0                      $0                      $875                    $0
      125                                    $0                      $0                        $0                    $0
      126                                    $0                      $0                        $0                    $0
      127                                    $0                      $0                        $0                    $0
      128                                    $0                      $0                        $0                    $0
      129                                  $300                      $0                        $0                    $0
      130                                    $0                      $0                        $0                    $0
      131                                    $0                      $0                        $0                    $0
      132                                    $0                      $0                        $0                    $0
      133                                    $0                      $0                        $0                    $0
      134                                    $0                      $0                        $0                    $0
      135                                    $0                      $0                        $0                    $0
      136                                    $0                      $0                        $0                    $0
      137                                    $0                      $0                        $0                    $0
      138                                    $0                      $0                        $0                    $0
      139                                    $0                      $0                        $0                    $0
      140                                    $0                      $0                        $0                    $0
      141                                    $0                      $0                        $0                    $0
      142                                    $0                      $0                        $0                    $0
      143                                    $0                      $0                        $0                    $0
      144                                    $0                      $0                        $0                    $0
      145                                    $0                      $0                        $0                    $0
      146                                    $0                      $0                        $0                    $0
      147                                    $0                      $0                        $0                    $0
      148                                    $0                      $0                        $0                    $0
      149                                    $0                      $0                        $0                    $0
      150                                    $0                      $0                        $0                    $0
      151                                    $0                      $0                        $0                    $0
      152                                    $0                      $0                        $0                    $0
      153                                    $0                      $0                        $0                    $0
      154                                    $0                      $0                        $0                    $0
      155                                    $0                      $0                        $0                    $0
      156                                    $0                      $0                        $0                    $0
      157                                  $312                      $0                      $328                    $0
      158                                    $0                      $0                        $0                    $0
      159                                    $0                      $0                        $0                    $0
      160                                    $0                      $0                        $0                    $0
      161                                    $0                      $0                        $0                    $0
      162                                    $0                      $0                        $0                    $0
      163                                    $0                      $0                        $0                    $0
      164                                    $0                      $0                        $0                    $0
      165                                    $0                      $0                        $0                    $0
      166                                    $0                      $0                        $0                    $0
      167                                    $0                      $0                        $0                    $0
      168                                    $0                      $0                        $0                    $0
      169                                    $0                      $0                        $0                    $0
      170                                    $0                      $0                        $0                    $0
      171                                    $0                      $0                        $0                    $0
      172                                    $0                      $0                        $0                    $0
      173                                    $0                      $0                        $0                    $0
      174                                    $0                      $0                        $0                    $0
      175                                    $0                      $0                        $0                    $0
      176                                    $0                      $0                        $0                    $0
      177                                    $0                      $0                        $0                    $0
      178                                    $0                      $0                        $0                    $0
      179                                    $0                      $0                        $0                    $0
      180                                    $0                      $0                        $0                    $0
      181                                    $0                      $0                        $0                    $0
      182                                    $0                      $0                        $0                    $0
      183                                    $0                      $0                        $0                    $0
      184                                    $0                      $0                        $0                    $0
      185                                    $0                      $0                        $0                    $0
      186                                    $0                      $0                        $0                    $0
      187                                    $0                      $0                        $0                    $0
      188                                    $0                      $0                        $0                    $0
      189                                    $0                      $0                        $0                    $0
      190                                    $0                      $0                        $0                    $0
      191                                    $0                      $0                        $0                    $0
      192                                    $0                      $0                        $0                    $0
      193                                    $0                      $0                        $0                    $0
      194                                    $0                      $0                        $0                    $0
      195                                    $0                      $0                        $0                    $0
      196                                    $0                      $0                        $0                    $0
      197                                    $0                      $0                        $0                    $0
      198                                    $0                      $0                        $0                    $0
      199                                    $0                      $0                        $0                    $0
      200                                    $0                      $0                        $0                    $0
      201                                    $0                      $0                        $0                    $0
      202                                    $0                      $0                        $0                    $0
      203                                    $0                      $0                        $0                    $0
      204                                    $0                      $0                        $0                    $0
      205                                    $0                      $0                        $0                    $0
      206                                    $0                      $0                        $0                    $0
      207                                    $0                      $0                        $0                    $0
      208                                    $0                      $0                        $0                    $0
      209                                    $0                      $0                        $0                    $0
      210                                    $0                      $0                        $0                    $0
      211                                    $0                      $0                        $0                    $0
      212                                    $0                      $0                        $0                    $0
      213                                    $0                      $0                        $0                    $0

                                                                                   Prepayment Code (27)
                                                                      ------------------------------------------------
   Mortgage      Environmental       Interest          Seasoning(26)  LO   DEF     DEF/YM1    YM1    YM2    YM   YM0.5
    Loan No.       Insurance      Accrual Method
-----------------------------------------------------------------------------------------------------------------------

       1               No           Actual/360                    6   30    50
       2               No           Actual/360                    6   30    89
       3               No           Actual/360                    2   26    90
       4               No           Actual/360                    3   27    88
       5               No           Actual/360                    0   24    92
       6               No           Actual/360                    2   26    90
       7               No           Actual/360                    1   59                                    57
       8               No           Actual/360                    3   27    77
       9               No           Actual/360                    2   26    90
      10               No           Actual/360                    2   26    90
      11               No           Actual/360                    1   25    90

      12               No           Actual/360                    0   24    35
      13               No           Actual/360                    0   24    35
      14               No           Actual/360                    9   60                       56
      15               No           Actual/360                    0   24    32
      16               No           Actual/360                    2   26    91
      17               No           Actual/360                    6   30    86
      18               No           Actual/360                    3   27    89
      19               No           Actual/360                    2   26    90
      20               No           Actual/360                    2   26    81
      21               No           Actual/360                    2   26    89
      22               No           Actual/360                    2   26    90
      23               No           Actual/360                    1   25    91
      24               No           Actual/360                    3   27    90
      25               No           Actual/360                    2   26    90
      26               No           Actual/360                    2   26    90
      27               No           Actual/360                    2   26    90
      28               No           Actual/360                    1   25    31
      29               No           Actual/360                    3    0    89                 27
      30               No           Actual/360                    3    0    89                 27
      31               No           Actual/360                    6   30    85
      32               No           Actual/360                    1   59                                    57
      33               No           Actual/360                    2   26    90
      34               No           Actual/360                    1   25    92
      35               No           Actual/360                    3   27    89
      36               No           Actual/360                    0   24    93
      37               No           Actual/360                    0   24    93
      38               No             30/360                      3   27    89
      39               No           Actual/360                    1   25    91
      40               No           Actual/360                    1   25    92
      41               No           Actual/360                    4   28   112
      42               No             30/360                     63  120                       92
      43               No           Actual/360                    2   26    66
      44               No           Actual/360                    3   27    89
      45               No           Actual/360                    1   25    91
      46               No           Actual/360                    1   25    91
      47               No           Actual/360                    3   84                                    32
      48               No             30/360                     86  120                       92
      49               No           Actual/360                    0   24    93
      50               No           Actual/360                    5   84                                    32
      51               No             30/360                     74  145                55
      52               No             30/360                    112  120                       89
      53               No             30/360                      5  102
      54               No           Actual/360                    1   25    31
      55               No           Actual/360                    2   59                       57
      56               No           Actual/360                   13   37   175
      57               No             30/360                     35  120                       57
      58               No           Actual/360                    1   25   151
      59               No           Actual/360                    3   27    89
      60               No           Actual/360                    0   24    32
      61               No           Actual/360                    0   24    93
      62               No           Actual/360                    3   27    89
      63               No             30/360                     93  120                       92
      64               No           Actual/360                    2   26    89
      65               No           Actual/360                    1   84                       32
      66               No           Actual/360                    7   31   265
      67               No           Actual/360                    5   84                                    32
      68               No           Actual/360                   84  119                                    60
      69               No           Actual/360                    8   32    84
      70               No             30/360                    114  120                       89
      71               No             30/360                     42  119                       54
      72               No           Actual/360                    3   84                       32
      73               No           Actual/360                    0   24    93
      74               No           Actual/360                    3   27    90
      75               No             30/360                     24  118
      76               No           Actual/360                    1   25    92
      77               No             30/360                     27  117
      78               No           Actual/360                    2    0                      179
      79               No           Actual/360                    5  102
      80               No             30/360                      4    0                      238
      81               No             30/360                      2    0                      179
      82               No           Actual/360                    3   27    89
      83               No           Actual/360                    0   24    92
      84               No           Actual/360                    6  102
      85               No           Actual/360                    5   29   207
      86               No           Actual/360                    1   25    91
      87               No             30/360                     33  117
      88               No           Actual/360                    2   26    90
      89               No           Actual/360                    3   27    89
      90               No           Actual/360                    5  120                                    56
      91               No             30/360                      8    0                      239
      92               No           Actual/360                    3   27    89
      93               No           Actual/360                    4   28    88
      94               No           Actual/360                    3   27    89
      95               No             30/360                      3    0                      119
      96               No             30/360                     73  120                       56
      97               No           Actual/360                    5   84                                    32
      98               No             30/360                      9  168                               8
      99               No           Actual/360                    0   24    93
      100              No           Actual/360                    3  102
      101              No           Actual/360                    2   84                       32
      102              No             30/360                     98  120                       92
      103              No           Actual/360                    9   33    83
      104              No           Actual/360                    1   25   151

      105              No             30/360                      8    0                      239
      106              No             30/360                      8    0                      239
      107              No             30/360                      8    0                      239
      108              No             30/360                      2    0                      119
      109              No           Actual/360                    1   25    91
      110              No             30/360                      1    0                      239
      111              No           Actual/360                    3   27    89
      112              No             30/360                     39  169                        8
      113              No           Actual/360                    2   26    90
      114              No             30/360                      4   84                                    32
      115              No             30/360                     52  177
      116              No             30/360                     86  120                       92
      117              No             30/360                      6  102
      118              No             30/360                      8    0                      179
      119              No           Actual/360                    3   84                                    32
      120              No             30/360                      5   84                                    32
      121              No             30/360                      5   29    87
      122              No             30/360                      3   84                       32
      123              No           Actual/360                    2   26    90
      124              No           Actual/360                    0   24    93
      125              No             30/360                      1    0                      238
      126              No             30/360                      5  102
      127              No           Actual/360                    2   84                       32
      128              No           Actual/360                    2   84                       32
      129              No           Actual/360                    2   26    90
      130              No           Actual/360                    2   26    87
      131              No             30/360                      3  102
      132              No             30/360                      2   26   210
      133              No             30/360                      2    0                      119
      134              No             30/360                      6  144
      135              No             30/360                      1   25    91
      136              No           Actual/360                    3  102
      137              No             30/360                      2    0                      179
      138              No             30/360                     64  119                       57
      139              No             30/360                      1    0                      117
      140              No             30/360                      2    0                      119
      141              No             30/360                      0    0                      239
      142              No             30/360                      1    0                      118
      143              No           Actual/360                    1  102
      144              No           Actual/360                    4   48                                    68
      145              No             30/360                      3    0                      189
      146              No             30/360                      5    0                      239
      147              No             30/360                      8    0                      203
      148              No             30/360                      1    0                      239
      149              No             30/360                     46  168                        9
      150              No             30/360                      6    0                      179
      151              No           Actual/360                    3  102
      152              No           Actual/360                    4   28    88
      153              No             30/360                      6    0                      179
      154              No             30/360                     14    0                      117
      155              No           Actual/360                    3   27    89
      156              No           Actual/360                    2   84                       32
      157              No           Actual/360                    3   48                       68
      158              No           Actual/360                    6  102
      159              No           Actual/360                    3   27    89
      160              No             30/360                      2    0                      179
      161              No           Actual/360                    2   84                       32
      162              No             30/360                      3    0                      119
      163              No             30/360                      4    0                      119
      164              No           Actual/360                    5   48                                    68
      165              No             30/360                      6    0                      239
      166              No           Actual/360                    3  102
      167              No             30/360                      3    0                      119
      168              No             30/360                      6    0                      179
      169              No           Actual/360                    6   84                                    32
      170              No           Actual/360                    3   27    89
      171              No             30/360                     13    0                      239
      172              No             30/360                     13    0                      239
      173              No           Actual/360                    2   84                                            32
      174              No             30/360                      8    0                      179
      175              No           Actual/360                    5  102
      176              No           Actual/360                    5  102
      177              No             30/360                      4   84                                    32
      178              No           Actual/360                    6   84                                    32
      179              No           Actual/360                    4   48                                    68
      180              No           Actual/360                    0   24    93
      181              No           Actual/360                    5  102
      182              No           Actual/360                    6  102
      183              No             30/360                      2  144
      184              No             30/360                      3    0                      176
      185              No             30/360                      3    0                      143
      186              No           Actual/360                    2   84                       32
      187              No             30/360                      2   48                       68
      188              No           Actual/360                    1  102
      189              No           Actual/360                    4   84                                    32
      190              No           Actual/360                    3   84                                    32
      191              No             30/360                      5   84                                    32
      192              No           Actual/360                    2  102
      193              No             30/360                      8    0                      176
      194              No           Actual/360                    2   84                       32
      195              No             30/360                      3   84                                    32
      196              No             30/360                      6    0                      107
      197              No           Actual/360                    5   48                                    68
      198              No             30/360                      5   84                                    32
      199              No           Actual/360                    3  103
      200              No             30/360                      3   48                       68
      201              No           Actual/360                    3  102
      202              No           Actual/360                    3  102
      203              No             30/360                      8    0                      116
      204              No             30/360                      2   84                       32
      205              No           Actual/360                    3  102
      206              No           Actual/360                    3  102
      207              No           Actual/360                    3  180
      208              No             30/360                      6   83                                    33
      209              No           Actual/360                    6  102
      210              No           Actual/360                    5  102
      211              No           Actual/360                    4  102
      212              No           Actual/360                    4  102
      213              No           Actual/360                    4  102

                               Prepayment Code (27)
                 --------------------------------------------------
   Mortgage        5%   4%    3%    2%   1%    Open       YM         Administrative
    Loan No.                                          Formula(28)     Cost Rate(29)
-----------------------------------------------------------------------------------

       1                                          4                           3.15
       2                                          1                           3.15
       3                                          4                           4.15
       4                                          5                           3.15
       5                                          4                           3.15
       6                                          4                           3.15
       7                                          4            A              3.15
       8                                          4                           3.15
       9                                          4                           3.15
      10                                          4                           3.15
      11                                          5                           3.15

      12                                          1                           3.15
      13                                          1                           3.15
      14                                          4            B              3.15
      15                                          4                           8.15
      16                                          3                           3.15
      17                                          4                           3.15
      18                                          4                           3.15
      19                                          4                           3.15
      20                                         13                           3.15
      21                                          5                           3.15
      22                                          4                           3.15
      23                                          4                           3.15
      24                                          3                           3.15
      25                                          4                           3.15
      26                                          4                           3.15
      27                                          4                           3.15
      28                                          4                           3.15
      29                                          4            C              3.15
      30                                          4            C              3.15
      31                                          5                           8.15
      32                                          4            D              3.15
      33                                          4                           3.15
      34                                          3                           3.15
      35                                          4                           3.15
      36                                          3                           3.15
      37                                          3                           3.15
      38                                          4                           8.15
      39                                          4                           3.15
      40                                          3                           3.15
      41                                          4                           8.15
      42                                          4            E             11.15
      43                                          4                           8.15
      44                                          4                           8.15
      45                                          4                           3.15
      46                                          4                           3.15
      47                                          4            F              8.15
      48                                          4            E             11.15
      49                                          3                           3.15
      50                                          4            F              8.15
      51                                          4            E             11.15
      52                                          7            G             11.15
      53                            14            4                           8.15
      54                                          4                           3.15
      55                                          4            H              8.15
      56                                          4                           8.15
      57                                          3            I             11.15
      58                                          4                           8.15
      59                                          4                           3.15
      60                                          4                           3.15
      61                                          3                           3.15
      62                                          4                           3.15
      63                                          4            E             11.15
      64                                          5                           3.15
      65                                          4            J              8.15
      66                                          4                           8.15
      67                                          4            F              8.15
      68                                          1            K             11.15
      69                                          4                           3.15
      70                                          7            G             11.15
      71                                          7            E             11.15
      72                                          4            J              8.15
      73                                          3                           3.15
      74                                          3                           8.15
      75                                          2                          11.15
      76                                          3                           3.15
      77                                          3                          11.15
      78                                114       7            L              8.15
      79                            14            4                           8.15
      80                                          2            M             11.27
      81                                          1            M             11.27
      82                                          4                           3.15
      83                                          4                           3.15
      84                            14            4                           8.15
      85                                          4                           8.15
      86                                          4                           3.15
      87                                          3                          11.15
      88                                          4                           8.15
      89                                          4                           8.15
      90                                          4            F              8.15
      91                                          1            M             11.27
      92                                          4                           8.15
      93                                          4                           3.15
      94                                          4                           3.15
      95                                          1            M             11.27
      96                                          4            E             11.15
      97                                          4            F              8.15
      98                                          4            N             11.15
      99                                          3                           3.15
      100                           14            4                           8.15
      101                                         4            J              8.15
      102                                         4            E             11.15
      103                                         4                           3.15
      104                                         4                           8.15

      105                                         1            M             11.27
      106                                         1            M             11.27
      107                                         1            M             11.27
      108                                         1            M             11.27
      109                                         4                           3.15
      110                                         1            M             11.27
      111                                         4                           3.15
      112                                         3            I             11.15
      113                                         4                           8.15
      114                                         4            F              8.15
      115                                         3                          11.15
      116                                         4            E             11.15
      117                           14            4                           8.15
      118                                         1            M             11.27
      119                                         4            O              8.15
      120                                         4            F              8.15
      121                                         4                           8.15
      122                                         4            J              8.15
      123                                         4                           3.15
      124                                         3                           3.15
      125                                         2            M             11.16
      126                           14            4                           8.15
      127                                         4            J              8.15
      128                                         4            J              8.15
      129                                         4                           8.15
      130                                         7                           3.15
      131                           14            4                           8.15
      132                                         4                           8.15
      133                                         1            M             11.27
      134                     12    12    8       4                           8.15
      135                                         4                           8.15
      136                           14            4                           8.15
      137                                         1            M             11.25
      138                                         4            E             11.15
      139                                         3            M             11.27
      140                                         1            M             11.25
      141                                         1            M             11.27
      142                                         2            M             11.27
      143                           14            4                           8.15
      144                                         4            F              8.15
      145                                         3            M             11.25
      146                                         1            M             11.27
      147                                         1            M             11.27
      148                                         1            M             11.27
      149                                         3            I             11.15
      150                                         1            M             11.27
      151                           14            4                           8.15
      152                                         4                           8.15
      153                                         1            M             11.27
      154                                         3            M             11.27
      155                                         4                           8.15
      156                                         4            J              8.15
      157                                         4            F              8.15
      158                           14            4                           8.15
      159                                         4                           3.15
      160                                         1            M             11.27
      161                                         4            J              8.15
      162                                         1            M             11.27
      163                                         1            M             11.27
      164                                         4            F              8.15
      165                                         1            M             11.27
      166                           14            4                           8.15
      167                                         1            M             11.27
      168                                         1            M             11.27
      169                                         4            F              8.15
      170                                         4                           8.15
      171                                         1            M             11.25
      172                                         1            M             11.25
      173                                         4            P              8.15
      174                                         1            M             11.27
      175                           14            4                           8.15
      176                           14            4                           8.15
      177                                         4            F              8.15
      178                                         4            F              8.15
      179                                         4            F              8.15
      180                                         3                           3.15
      181                           14            4                           8.15
      182                           14            4                           8.15
      183                     12    12    8       4                           8.15
      184                                         4            M             11.27
      185                                         1            M             11.27
      186                                         4            J              8.15
      187                                         4            J              8.15
      188                           14            4                           8.15
      189                                         4            F              8.15
      190                                         4            F              8.15
      191                                         4            F              8.15
      192                           14            4                           8.15
      193                                         4            M             11.25
      194                                         4            J              8.15
      195                                         4            F              8.15
      196                                         1            M             11.27
      197                                         4            F              8.15
      198                                         4            F              8.15
      199                           13            4                           8.15
      200                                         4            J              8.15
      201                           14            4                           8.15
      202                           14            4                           8.15
      203                                         4            M             11.25
      204                                         4            J              8.15
      205                           14            4                           8.15
      206                           14            4                           8.15
      207          12   12    12    12    8       4                           8.15
      208                                         4            F              8.15
      209                           14            4                           8.15
      210                           14            4                           8.15
      211                           14            4                           8.15
      212                           14            4                           8.15
      213                           14            4                           8.15

FOOTNOTES TO APPENDIX II

1       "MSMC", "IXIS", "NCB, FSB", "MassMutual", "UCMFI" and "SunTrust" denote
        Morgan Stanley Mortgage Capital Inc., IXIS Real Estate Capital Inc.,
        NCB, FSB, Massachusetts Mutual Life Insurance Company, NCB, FSB, Union
        Central Mortgage Funding, Inc. and SunTrust Bank.

2       The following loan pools represent multiple properties securing a single mortgage loan, and are designated by identical Roman Numeral codings:
        Mortgage Loan Nos. 4, 12-13 and 105-107 (69th Street Philadelphia,
        Marriott Houston Portfolio and Huntington Park Retail Portfolio,
        respectively). For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on allocated loan amounts set forth in the related mortgage loan agreement, respective appraised values and, except with respect to the 69th Street Philadelphia Loan, Underwritten Cash Flows.
        The following loan pool represents cross-collateralized/cross-defaulted properties securing multiple mortgage loans and is designated by identical alphabetical coding: Mortgage Loan Nos. 29-30 (Wingate Inn
        Portfolio). For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/multiple-property, cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, Post IO Period DSCR, Cut-off
        Date LTV, Balloon LTV, Cut-off Date LTV Without Tax Credits, Balloon
        Cut-off Date LTV Without Tax Credits and Cut-off Date Balance per Unit
        or SF, are calculated on an aggregate basis.

        With respect to Mortgage Loan No. 1, 195 Broadway, the mortgage loan allows the release of a portion of the mortgaged property in the event that the borrower elects to convert floors 26-28 of the mortgaged property to residential condominiums, provided that, among other things:
        (i) no event of default exists under the mortgage loan, (ii) a REMIC opinion and a new non-consolidation opinion have been delivered, (iii)
        delivery of a rating agency confirmation and (iv) the DSCR of the remaining collateral after the release must be at least equal to or greater than the greater of (A) 1.21x and (B) the DSCR for the collateral immediately prior to such release. In addition, the borrower received correspondence from the New York City Metropolitan
        Transportation Authority in February, August and November 2004
        indicating that it is considering acquiring permanent and temporary easements in an underground portion of the property for transit purposes. Please see Appendix IV for more details.

        With respect to Mortgage Loan No. 4, 69th Street Philadelphia, the
        mortgaged property is comprised of seven buildings. The properties are covered under one mortgage, but allow for release of individual properties provided that, among other things: the balance of the mortgage loan is partially defeased with a payment of the greater of (i)
        89.04% of net proceeds from the sale of such individual property and
        (ii) 120% of the allocated loan amount. Please see Appendix IV for more details.

        With respect to Mortgage Loan No. 6, Central Mall Fort Smith, after the acquisition of any anchor property, in the event that the Central Mall
        Fort Smith Borrower desires to sell or convey such anchor property, the lender shall release from the lien of the related mortgage such anchor property proposed to be released, provided that, among other things, no event of default under the mortgage loan is continuing. Please see
        Appendix IV for more details.

        With respect to Mortgage Loan Nos. 12-13, Marriott Courtyard - Downtown
        Houston and Marriott Residence Inn - Downtown Houston, the mortgage loan allows the release of either one (but not both) of the mortgaged properties from the lien of the related mortgage through defeasance subject to the applicable borrower satisfying various conditions including defeasing the mortgage loan in an amount equal to the greater of (a) the allocated loan amount for such mortgaged property and (b) the amount such that (i) the DSCR for the balance of the mortgage loan and the mezzanine loan immediately following such defeasance is not less than the DSCR that existed immediately prior thereto and (ii) the LTV for the balance of the mortgage loan and the mezzanine loan immediately following such defeasance is not greater than the LTV that existed immediately prior thereto.

        With respect to Mortgage Loan Nos. 29-30, Wingate Inn Portfolio, the
        mortgage loan allows the release of a portion of one of the mortgaged properties from the lien of the related mortgage subject to the borrower satisfying various conditions including (a) payment of the applicable prepayment fee and (b) payment of 125% of the allocated loan amount of the mortgaged property being released; provided that (i) the DSCR for the mortgage loan that remains outstanding after such release is not less than 1.45x and (ii) the LTV for the mortgage loan that remains outstanding after such release is no greater than 75%.

3.      The Cut-off Date is October 1, 2005 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this Prospectus Supplement, we present the mortgage loans as if scheduled payments due in October 2005 were due on October 1,
        2005, not the actual day on which such scheduled payments were due.

        With respect to Mortgage Loan No. 68, Clare Meadows, the borrower has outstanding additional secured subordinate financing in the aggregate amount of $380,000 provided by the Franciscan Sisters of St. Clare, a not-for-profit organization as evidenced by two separate promissory notes, one in the original principal amount of $100,000 and the other in the original principal amount of $280,000. Such secured subordinate financing is subordinated to the mortgage loan pursuant to a recorded subordination agreement.

        With respect to Mortgage Loan No. 71, Willow Trace Apartments, the
        borrower has $495,000 of additional secured subordinate financing provided by Mass. Housing and Community Development. The borrower has no scheduled payments on such subordinate financing until the earlier of a transfer or sale of the property or the maturity on February 15, 2030.

                                      II-1

        With respect to Mortgage Loan No. 75, Largo Center Apartments, the
        borrower has $692,300 of additional secured subordinate financing provided by Maryland Department of Housing and Community Development and
        $207,000 of secured subordinate financing provided by Prince George's
        County Housing and Community Development.

        With respect to Mortgage Loan No. 77, Henson Creek Phase I, the borrower has $1,000,000 of additional secured subordinate financing provided by
        Maryland Department of Housing and Community Development and $300,000 of
        additional secured subordinate financing provided by Prince George's
        County Housing and Community Development. With respect to the $1,000,000 subordinate financing, principal and interest are payable by the borrower in monthly installments of $6,334 through August 1, 2024. With respect to the $300,000 subordinate financing, principal and interest are payable by the borrower in monthly installments of $1,896 through
        August 1, 2024.

        With respect to Mortgage Loan No. 87, Rainier Manor Apartments, the
        borrower has $25,000 of additional secured subordinate financing provided by Prince George's County Housing and Community Development.
        The mortgage is payable in full upon disposition of the mortgaged property or by May 18, 2023.

        With respect to Mortgage Loan No. 96, Henson Creek Manor, the borrower has $850,000 of additional secured subordinate financing provided by
        Maryland Department of Housing and Community Development and $300,000 of
        additional secured subordinate financing provided by Prince George's
        County Housing and Community Development. During the first four years of the permanent loan period of the $850,000 subordinate financing, payments of principal and interest on such subordinate financing are due from excess cash limited to the lesser of (i) excess cash; or (ii) the scheduled payment as defined in the debt agreement. Payments of principal and interest are $3,872 per month over the remaining term.
        During the first five years of the permanent loan period of the $300,000 subordinate financing, payments of principal and interest are due on the subordinate financing from excess cash limited to the lesser of (i)
        excess cash; or (ii) the scheduled payment as defined in the debt agreement. Payments of principal and interest are $1,560 per month over the remaining term.

        With respect to Mortgage Loan No. 112, Silver Oaks at Waterford
        Apartments, the borrower has $900,000 of additional secured subordinate financing provided by the County of DuPage.

        With respect to Mortgage Loan No. 8, Six Penn Center, the borrower has an additional $17,000,000 of unsecured subordinate debt evidenced by two separate subordinate notes of $2,125,000 and $14,875,000 respectively.
        The subordinate notes mature on the earlier of December 31, 2016 and a loan transfer event. Please see Appendix IV for more details.

        With respect to Mortgage Loan No. 4, 69th Street Philadelphia, the
        indirect parent of the borrower, 69th Street Mezz L.P., a Delaware limited partnership has incurred debt in the form of a mezzanine loan in the amount of $8,000,000 provided by the 69th Street Mezz L.P., a
        Delaware limited partnership. Such mezzanine loan matures on July 3,
        2015 and is secured by all of 69th Street Mezz L.P.'s ownership interests in the 69th Street Philadelphia Borrower, the general partner of the 69th Street Philadelphia Borrower, 69th Office Owner L.P., a
        Delaware limited partnership, and 69th Street Office GP, a Delaware limited liability company. Please see Appendix IV for more details.

        With respect to Mortgage Loan Nos. 12-13, Marriott Courtyard - Downtown
        Houston and Marriott Residence Inn - Downtown Houston, the borrower has obtained mezzanine financing in the original principal amount of
        $7,000,000. Morgan Stanley Mortgage Capital Inc. is the mezzanine lender under such mezzanine loan. The lender and the mezzanine lender have entered into an intercreditor agreement, which provides that all amounts due under the mezzanine loan are subordinate to all amounts due under the mortgage loan.

        With respect to Mortgage Loan No. 81, Allied Realty, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than
        70%; (ii) the combined DSCR is no less than 1.30x.; and (iii) the total combined debt is no greater than $4,000,000.

        With respect to Mortgage Loan No. 108, Engineer Road Industrial, the
        borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 70%; and (ii) the combined DSCR is no less than
        1.30x.

        With respect to Mortgage Loan Nos. 105-107, Huntington Park Retail
        Portfolio, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 75%; and (ii) the combined DSCR is no less than 1.30x.

        With respect to Mortgage Loan No. 125, Patton Station Office, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that after the 5th year of the mortgaged loan term, (i) the first and second mortgage debt is less than or equal to $2.1 million; (ii) the combined LTV is no greater than
        70%; and (iii) the combined DSCR is no less than 1.25x.

        With respect to Mortgage Loan No. 133, Fullerton Marketplace, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 75%; and (ii) the combined DSCR is no less than
        1.40x.

        With respect to Mortgage Loan No. 145, Liberty Place Retail Center, the
        borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 70%; (ii) the combined DSCR is no less than 1.30x;
        and (iii) the total combined debt is no greater than $1,600,000.

                                      II-2

        With respect to Mortgage Loan No. 146, Spencer, Mulally, Gralla, the
        borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 70%; and (ii) the combined DSCR is no less than
        1.30x.

        With respect to Mortgage Loan No. 148, 200 Ottley Drive NE, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than
        70%; and (ii) the combined DSCR is no less than 1.30x.

        With respect to Mortgage Loan No. 150, 12322 East Freeway, the borrower has the right after the fifth year of the loan term to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 75%; and (ii) the combined DSCR is no less 1.30x.

        With respect to Mortgage Loan No. 160, Glensprings Office, the borrower has the right after the fifth year of the loan term to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 70%; and (ii) the combined DSCR is no less than 1.30x.

        With respect to Mortgage Loan No. 167, Tarzana Retail, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than
        70%; and (ii) the combined DSCR is no less than 1.30x.

        With respect to Mortgage Loan No. 168, Bohannon Drive, the borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than
        75%; and (ii) the combined DSCR is no less than 1.30x.

        With respect to Mortgage Loan No. 184, Bentley Hills Apartments, the
        borrower has the right in the future to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 70%; and (ii) the combined DSCR is no less than
        1.30x.

        With respect to Mortgage Loan No. 196, Washington Durham, the borrower has the right after the fifth year of the loan term to obtain secondary secured financing on the mortgaged property provided that (i) the combined LTV is no greater than 75%; and (ii) the combined DSCR is no less than 1.30x.

        With respect to Mortgage Loan No. 3, L-3 Communications, the borrower has the right in the future to obtain mezzanine financing secured by the partnership interests of the borrower subsequent to the 24th payment date or at any point during the loan term if closed contemporaneously with a transfer of the entire mortgaged property so long as the combined
        LTV (including the first mortgage and mezzanine indebtedness) does not exceed 73% and the aggregate DSCR is at least 1.57x. At the borrower's election the LTV threshold may be increased to a maximum of 85%, however, the loan interest rate shall increase 0.07%. This additional interest will be distributed to the holders of the Class EI-L3
        Certificates and will not be available to make distributions to any other Certificateholder. Please see Appendix IV for more details.

        With respect to Mortgage Loan No. 15, Derry Meadows Shoppes, the borrower has the right in the future to pledge partnership interests to obtain a revolving credit line in an amount equal to or less than
        $2,500,000. Such credit line shall be used in conjunction with the subject property's operations.

        With respect to Mortgage Loan No. 22, 350 Sansome Street, the borrower has the right in the future to obtain secondary unsecured or mezzanine financing provided that (i) the combined LTV is no greater than 60%; and
        (ii) the combined DSCR is no less than 1.45x.

        With respect to Mortgage Loan Nos. 29 and 30, Wingate Inn Portfolio, the
        borrower has the right in the future to obtain mezzanine financing provided that (i) the combined LTV is no greater than 75% and (ii) the combined DSCR is no less than 1.40x.

        With respect to Mortgage Loan No. 35, Hampton Inn - St. Augustine, the
        borrower has the right in the future to obtain mezzanine financing provided that (i) the combined LTV is no greater than 75% and (ii) the combined DSCR is no less than 1.50x.

        With respect to Mortgage Loan No. 60, Sportsman Warehouse - Bend, the
        borrower has the right in the future to obtain mezzanine financing provided that (i) the combined LTV is no greater than 75% and (ii) the combined DSCR is no less than 1.30x.

4       The indicated NOI DSCR, NCF DSCR, Post IO Period DSCR, Cut-Off Date LTV,
        Balloon LTV, Cut-off Date LTV Without Tax Credits and Balloon LTV
        Without Tax Credits reflect current scheduled payments as of the Cut-off
        Date for all mortgage loans.

        DSCR and LTV calculations with respect to mortgage loans secured by underlying residential cooperative properties are calculated based upon the Underwritable Cash Flow (as such definition pertains to residential cooperative properties) and Value Co-Op Basis (See "Glossary of Terms"
        in this Prospectus Supplement).

        Cut-Off Date LTV Without Tax Credits and Balloon LTV Without Tax Credits
        with respect to mortgage loans sold to the trust by Massachusetts Mutual
        Life Insurance Company assume the Current Value of the related mortgaged property excluding the remaining value of the outstanding tax credits.

                                      II-3

5       With respect to Mortgage Loan 102, Sun Valley Apartments, the mortgaged property is a home rental complex that is comprised of 85-single family homes on individual tax lots. The mortgaged property qualifies as low-income housing under Section 42 of the Internal Revenue Code, which generally requires that it be maintained as rental units for a 15-year period. Please see "Risk Factors-Risks Relating to Tax Credits" for more details.

6       In general for each mortgaged property, "Percent Leased" was determined based on a rent roll or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which
        "Percent Leased" was determined based on such information.

7       With respect to Mortgage Loan No. 8, Six Penn Center, the mortgage loan is secured by a leasehold interest in the subject property; however, the owner of the fee interest in the mortgaged property, Six Penn Center
        Associates (which owns 100% of the borrower), has also pledged its fee interest to the lender. Therefore, the subject loan is secured by a fee interest in the mortgaged property. Please see Appendix IV for more details.

        With respect to Mortgage Loan No. 10, Cortana Mall, the mortgage loan is secured by a fee and leasehold interest in the subject property. An anchor tenant portion of the Cortana Mall Property currently subleased to Steve & Barry's Louisiana Inc. is leased by the Cortana Mall Borrower pursuant to a certain ground lease. The ground lease is currently in its first five-year extension period and has three successive extension periods of five years each remaining. Pursuant to a second amendment to the ground lease, it was agreed that remaining option periods are deemed to be exercised and cannot be canceled so long as the loan remains outstanding, accordingly, the ground lease will terminate on July 31,
        2023. In addition, a portion of the Cortana Mall Property used as an access road is leased by the Cortana Mall Borrower pursuant to a certain ground lease. The ground lease is currently in its second five-year extension period and has four successive extension periods of five years each remaining. If all remaining extension options are exercised, the ground lease will expire on April 30, 2028. Please see Appendix IV for more details.

        With respect to Mortgage Loan No. 56, Courthouse Metro Plaza, the mortgage loan is secured by a leasehold interest in the subject property. The lease is for a term of 99 years, which commenced on March
        30, 2001 and expires on March 30, 2100. The annual base rent is $100,000 with no escalations. Additional rent is paid in the form of participating rent of 1% of the gross income (gross rental income excluding expense reimbursements and tenant improvement amortization, and prior to the deduction of operating expenses, debt service and taxes), paid on a calendar basis.

        With respect to Mortgage Loan No. 138, Jolly Aire Apartments, the mortgage loan is secured by a leasehold interest in the subject property. The borrower's leasehold interest is granted pursuant to a ground lease made by and between related parties having the same addresses for notice purposes. The lessor is Jolly Aire Management
        Group, LLC and the messner or lessee is Jolly Aire Development, LLC. The ground lease states that prior to exercising any right to terminate the lease or take possession of the leased premises, the lessor shall also provide written notice of the lessee's default to all leasehold mortgagees. The leasehold mortgagee is afforded a 30-day notice and cure period running from the date of receipt of notice to cure the default.
        The lessor is prohibited from accepting any surrender or cancellation of the ground lease, or from entering into any modification of the ground lease without the written consent of leasehold mortgagee.

8       The "Grace Period" shown is grace period to charge late interest.

9       The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.
        Due to the Actual/360 interest calculation methodology applied to some mortgage loans, the actual amortization to a zero balance for such loans will be longer.

        With respect to Mortgage Loan No. 81, Allied Realty, the Original Amort.
        Term shown is a weighted average of an original amortization of 40 months on an original principal balance of $800,000 and an original amortization of 240 months on an original principal balance of
        $3,200,000

10      With respect to Mortgage Loan No. 81, Allied Realty, the "Mortgage Rate"
        shown is a weighted average of 5.42% on a original principal balance of
        $800,000 and 5.74% on a original principal balance of $3,200,000 as stated in the note. After the $800,000 balance is paid down, the mortgage loan will continue to pay interest at a Mortgage Rate of 5.74%.

11      With respect to Mortgage Loan No. 3, L-3 Communications, monthly payments are interest-only until September 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.56x. In addition, the interest rate shall increase 0.07% should the borrower elect to increase the maximum combined LTV threshold for incurring additional mezzanine financing.
        This additional interest will be payable to the holder of the class
        EI-L3 Certificates and will not be available to make distributions to any other Certificateholder.

        With respect to Mortgage Loan No. 4, 69th Street Philadelphia, monthly payments are interest-only until August 5, 2007 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 28-year amortization schedule. The DSCR after the
        IO period will be 1.20x.

                                      II-4

        With respect to Mortgage Loan No. 6, Central Mall Fort Smith, monthly payments are interest-only until October 5, 2009 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 26-year amortization schedule. The DSCR after the
        IO period will be 1.23x.

        With respect to Mortgage Loan No. 8, Six Penn Center, monthly payments are interest-only until August 1, 2007 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30 year amortization schedule. The DSCR after the IO period will be 1.39x.

        With respect to Mortgage Loan No. 10, Cortana Mall, monthly payments are interest-only until October 5, 2005 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 20-year amortization schedule. The DSCR after the IO period will be 1.55x.

        With respect to Mortgage Loan No. 11, Evergreen at Timber Glen
        Apartments, monthly payments are interest-only until October 1, 2010 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30 year amortization schedule. The DSCR after the IO period will be 1.22x.

        With respect to Mortgage Loan No. 12, Marriott Courtyard - Downtown
        Houston, monthly payments are interest-only until November 3, 2006 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an
        Actual/360 basis and will be based on a 25 year amortization schedule.
        The DSCR after the IO period will be 1.42x.

        With respect to Mortgage Loan No. 13, Marriott Residence Inn - Downtown
        Houston, monthly payments are interest-only until November 3, 2006 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an
        Actual/360 basis and will be based on a 25 year amortization schedule.
        The DSCR after the IO period will be 1.42x.

        With respect to Mortgage Loan No. 14, Northeastern Apartments, monthly payments are interest-only until February 1, 2006 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30 year amortization schedule. The DSCR after the
        IO period will be 1.25x.

        With respect to Mortgage Loan No. 16, Two Sound View Drive, monthly payments are interest-only until August 1, 2010 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30 year amortization schedule. The DSCR after the
        IO period will be 1.11x.

        With respect to Mortgage Loan No. 17, Paradise Plaza, monthly payments are interest-only until April 1, 2007 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30 year amortization schedule. The DSCR after the IO period will be 1.31x.

        With respect to Mortgage Loan No. 19, Barnyard, monthly payments are interest-only until September 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.22x.

        With respect to Mortgage Loan No. 21, Highgate Commons Shopping Center,
        monthly payments are interest-only until September 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.37x.

        With respect to Mortgage Loan No. 24, Front Gate Plaza, monthly payments are interest-only until August 5, 2010 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.35x.

        With respect to Mortgage Loan No. 25, Medford Estates, monthly payments are interest-only until September 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.23x.

        With respect to Mortgage Loan No. 26, Palm Beach Plantation, monthly payments are interest-only until September 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.22x.

        With respect to Mortgage Loan No. 27, Plummer Street, monthly payments are interest-only until September 5, 2010 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 28-year amortization schedule. The DSCR after the IO period will be 1.24x.

        With respect to Mortgage Loan No. 33, Niles Canyon Estates, monthly payments are interest-only until September 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.37x.

        With respect to Mortgage Loan No. 39, The Regent, monthly payments are interest-only until October 5, 2008 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.21x.

                                      II-5

        With respect to Mortgage Loan No. 41, Empire Medical Building, monthly payments are interest-only until July 1, 2010 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30 year amortization schedule. The DSCR after the
        IO period will be 1.53x.

        With respect to Mortgage Loan No. 43, Barrett Office Center I and II,
        monthly payments are interest-only until September 1, 2007 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the IO period will be 1.40x.

        With respect to Mortgage Loan No. 54, Colleyville Town Square, monthly payments are interest-only until October 5, 2006 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the
        IO period will be 1.24x.

        With respect to Mortgage Loan No. 61, Peak Professional Plaza, monthly payments are interest-only until November 5, 2010 when they are required to be principal and interest. When the principal and interest payments begin, interest will continue to be calculated on an Actual/360 basis and will be based on a 30-year amortization schedule. The DSCR after the
        IO period will be 1.21x.

        With respect to Mortgage Loan No. 81, Allied Realty, the monthly principal and interest payment of $44,354.46 is the sum of the following
        (i) $800,000 original loan balance which amortizes over 40 months with an interest rate of 5.42%; and (ii) $3,200,000 original loan balance which amortizes over 240 months with an interest rate of 5.74%.

12      The "Current Value" for the Mortgage Loans is derived either from an updated appraisal report or calculated by applying a capitalization rate from a recent third-party market study to the underwritten net operating income of such mortgaged property or properties. In connection with the
        Mortgage Loans sold to the trust by Massachusetts Mutual Life Insurance
        Company, the seller arrived at the valuations of the Mortgaged
        Properties by applying a capitalization rate chosen from a range set forth in third party market studies to underwritten net operating income and adding in the remaining value of the outstanding tax credits. The
        "Source of Value" column indicates whether the valuation is determined from an appraisal or a third party market study.

13      The "Rental Value" of a residential cooperative property is based on the appraised value assuming that the subject property is operated as a multifamily rental property with rents set as prevailing market rates taking into account the presence of existing rent controlled or rent stabilized occupants. "Sponsor Units" refers to the number of units owned by the original sponsor responsible for the property's conversion into cooperative ownership. A sponsor may rent its units or opt to market them for sale (either individually or in whole). "Investor Units"
        refers to a bulk number of units owned by a non-tenant investor(s), who can rent or sell the units. "Coop Units" refers to the number of units owned by the cooperative corporation, the borrower. In this capacity, the cooperative may manage its units as an investor would or use the units for the benefit of its cooperative members. Sponsor carry is the sponsor's, investor's or cooperative-borrower's net cash flow calculated by subtracting maintenance charges on the sponsor, investor or cooperative-borrower owned units from the actual rents collected on such units, to the extent available. "Committed Secondary Debt" indicates the current amount of the subordinate lien encumbering the respective cooperative property.

14      "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, Second
        Largest Tenant refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same expiration date, and may not include minor spaces with different expiration dates.

15      For "Tax Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

16      For "Capital Expenditure Escrow in Place" identified as "Yes,"
        collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

17      For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit reserves in place considers only mortgage loans on commercial properties, excluding multifamily, manufactured housing community, land and self storage mortgaged properties.

18      "Other Escrow Description" indicates any other types of escrow required, or in certain cases letter of credit required, other than Insurance,
        Tax, Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

19      "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

                                      II-6

20      "Initial Capital Expenditure Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

21      "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for the Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

22      "Current Capital Expenditure Escrow Balance" generally indicates the balance or, in certain cases, a letter of credit, in place as of August
        2005, or in certain cases, September 2005.

23      "Initial TI/LC Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

24      "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for the Tenant Improvements and Leasing Commissions Escrow in
        the mortgage loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

25      "Current TI/LC Escrow Balance" generally indicates the balance or, in certain cases, a letter of credit, in place as of August 2005, or in certain cases, September 2005.

26      "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the
        Cut-off Date.

27      The "Prepayment Code" includes the number of mortgage loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YM1" represents defeasance or the greater of yield maintenance and 1.0%. "YM2" represents the greater of yield maintenance and 2.0%. "YM1" represents the greater of yield maintenance and 1.0%. "YM0.5" represents the greater of yield maintenance and 0.5%. "YM" represents yield maintenance. "5.0%", "4.0",
        "3.0%", "2.0%" and "1.0%" represent the penalty percentages to be paid of the outstanding balance at the time the loan is prepaid. "Open"
        represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original
        Term to Maturity for which such provision applies.

28      Mortgage Loans with associated Yield Maintenance Prepayment Premiums are categorized according to unique Yield Maintenance formulas. There are 16 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K", "L", "M",
        "N", "O", and "P". Exceptions to formulas are shown below. Descriptions of these yield maintenance formulas are listed beginning on page II-8.
        Numerical references and sections refer back to the original mortgage loan documents.

29      The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

                                      II-7

YIELD MAINTENANCE FORMULAS

A.       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the
         Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made.
         As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Initial Interest Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
         the week ending prior to the Prepayment Date, of U.S. Treasury Constant
         Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

B.       The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount
         Rate" is the rate which, when compounded monthly, is equivalent to the
         Treasury Rate (as hereinafter defined), when compounded semi-annually.
         The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the
         Maturity Date. (In the event Release H.15 is no longer published,
         Lender shall select a comparable publication to determine the Treasury
         Rate). Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

C.       The term "Yield Maintenance Premium" as used herein shall mean an amount equal to the greater of: (i) one percent (1%) of the principal amount of this Note or (ii) the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the
         Maturity Date determined by discounting such payments at the Discount
         Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero)
         between (y) the Applicable Interest Rate and (z) the Yield Maintenance
         Treasury Rate. As used in this definition, the term "Discount Rate"
         shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate"
         shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

D.       The term "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made.
         As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
         the week ending prior to the Prepayment Date, of U.S. Treasury Constant
         Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                      II-8

E.       The Prepayment Premium shall be equal to the greater of (x) or (y), where

         (x)      is equal to the amount to be prepaid multiplied by 1% and

         (y)      is equal to the product (discounted as hereinafter provided)
                  obtained by multiplying the amount to be prepaid by the
                  "Prepayment Premium Rate". The "Prepayment Premium Rate" shall be the percentage obtained by multiplying the excess, if any, of the Contract Rate over the market yield of U.S. Treasury issues which have the closest maturity (month and year) to the
                  Maturity Date, as quoted in The Wall Street Journal published on the scheduled prepayment date, by a fraction, the numerator of which is equal to the number of days remaining from and including the scheduled prepayment date to and including the
                  Maturity Date, and the denominator of which is 365. Should more than one U.S. Treasury issue be quoted as maturing on the date closest to the Maturity Date, then the issue having the market yield which differs least from the Contract Rate will be used in the calculations. If The Wall Street Journal is not in publication on the applicable date, or ceases to publish such U.S. Treasury issue yield, than any other publication acceptable to Lender quoting daily market yields for U.S.
                  Treasury issues will be used. The product obtained from the foregoing shall then be discounted, on a semi-annual basis, over the remaining term of this Promissory Note as of the date of prepayment to its then present value, using the U.S.
                  Treasury issue yield, referred to in this subparagraph (y).

F.       The prepayment premium shall be equal to:

         The sum of (x) the product obtained by multiplying (A) the excess of the interest rate stated in the related promissory note over the yield rate on publicly traded current coupon United States Treasury bonds, notes or bills having the closest matching maturity date to the maturity date of the promissory note, as such yield rate is reported in
         The Wall Street Journal or similar business publication of general circulation on the fifth business day preceding the noticed prepayment date or, if no yield rate on publicly traded current coupon United
         States Treasury bonds, notes or bills is obtainable, at the yield rate of the issue most closely equivalent to such United States Treasury bonds, notes or bills, as determined by the payee by (B) the number of years and fraction thereof remaining between the noticed prepayment date and the maturity date of the promissory note by (C) the outstanding principal amount of the promissory notes, plus (y) the amount of out-of-pocket costs and expenses which would be required to reinvest the amount so prepaid including, but not limited to, estimated transaction and processing fees and costs, estimated legal fees and disbursements and estimated brokerage fees and costs, all as reasonably determined by the payee.

G.       The prepayment premium shall be equal to:

         1.       The amount to be prepaid shall be multiplied by the
                  "Prepayment Fee Rate". The "Prepayment Fee Rate" shall be the greater of:

                  (a)      one percent (1%); or

                  (b)      the product, expressed as a percentage, obtained by
                           multiplying the excess, if any, of the Contract Rate
                           over the market yield of U.S. Treasury issues which
                           have the closest maturity (month and year) to the
                           Maturity Date, as quoted in The Wall Street Journal
                           published on the date for prepayment as set forth in
                           Maker's notice of its intention to prepay, by the
                           remaining terms of the loan, expressed as a fraction,
                           the numerator of which is equal to the number of days
                           remaining from and including the scheduled prepayment
                           date to and including the Maturity Date and the
                           denominator of which is 365. Should more than one
                           U.S. Treasury issue be quoted as maturing on the date
                           closest to the Maturity Date, then the issue having
                           the market yield which differs least from the
                           Contract Rate will be used in the calculations. If
                           The Wall Street Journal is not in publication on the
                           applicable date, or ceases to publish such U.S.
                           Treasury issue yield, then any other publication
                           acceptable to Holder quoting daily market yields for
                           U.S. Treasury issues will be used: and

         2.       The product of the calculation made as provided in (1) above shall be discounted over the remaining term of the loan
                  evidenced hereby as the date of prepayment to its then present value at the U.S. Treasury issue yield referred to in (1)(b)
                  above, and such discounted amount shall constitute the
                  Prepayment Fee hereunder and shall be paid by Maker together with the principal balance prepaid.

H.       The principal balance of this Note may not be prepaid in whole or in part (except with respect to the application of casualty or condemnation proceeds) prior to August 1, 2010. On the scheduled payment date in August 1, 2010, or at anytime thereafter, provided no
         Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date") and upon payment of
         (i) interest accrued and unpaid on the principal balance of this Note to an including the Prepayment Date, (ii) all other sums then due under this Note and the other Loan Documents, and (iii) a prepayment consideration in an amount equal to the greater of (A) one percent (1%)
         of the outstanding principal balance of this Note at the time of prepayment, or (B) (x) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined), less (y) the amount of principal being prepaid. The term "Discount Rate" means the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The term "Treasury Rate" means the yield calculated by the linear interpolation of the yields, as reported in
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities"
         for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter)
         most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall

                                      II-9

         select a comparable publication to determine the Treasury Rate). Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. Notwithstanding the foregoing,
         Borrower shall have the additional privilege to prepay the entire principal balance of this Note (together with any other sums constituting the Debt) on any scheduled payment date during the three
         (3) months preceding the Maturity Date without any fee or consideration for such privilege. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith.

I.       The Prepayment Premium shall be equal to the greater of (x) or (y), where

         (x)      is equal to the amount to be prepaid multiplied by 1%; and

         (y)      is the present value of the series of Monthly Payment
                  Differentials from the date of prepayment to the Maturity
                  Date, discounted at the Reinvestment Yield on a monthly basis.

         The "Monthly Payment Differential" shall be the monthly interest, which would be earned if the prepayment were invested at the interest rate on the Loan less the monthly interest that would be earned by reinvesting the prepayment at the Reinvestment Yield.

         The "Reinvestment Yield" is the yield to maturity of a U.S. Treasury issue which has the closest maturity (month and year) to the Maturity
         Date, as quoted in The Wall Street Journal published on the Business
         Day following the fourteenth (14th) day immediately preceding the date for prepayment as set forth in the Borrower's notice of its intention to prepay, but if the fourteenth (14th) day is not a Business Day, then as quoted on the following Business Day. Should more than one U.S.
         Treasury issue be quoted as maturing on the date closest to the
         Maturity Date, then the issue having the market yield which differs least from the Contract Rate will be used in the calculations. If The
         Wall Street Journal is not in publication on the applicable date, or ceases to publish such U.S. Treasury issue yield, then any other publication acceptable to Lender quoting daily market yields for U.S.
         Treasury issues will be used.

J.       The prepayment penalty shall be equal to:

         The greater of (i) one percent (1%) of the outstanding principal balance of the note at the time of prepayment, or (ii) the excess, if any, of (A) the present value ("PV") of all scheduled interest and principal payments due on each payment date for the period from the date of the prepayment, to the maturity date, including the principal amount of the note scheduled to be due on the maturity date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the note outstanding immediately before such prepayment
         [i.e., (PV of all future payments) - (principal balance at time of acceleration)].

         For purposes of the foregoing, "Index" means the average yield for
         "treasury constant maturities" published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) ("FRB Release"), on
         the tenth (10th) business day preceding the prepayment date for instruments having a maturity coterminous with the remaining term of the note. If the FRB Release is no longer published, the lender shall select a comparable publication to determine the Index. If there is no
         Index for instruments having a maturity coterminous with the remaining term of the note, then the linear interpolation of the yield to maturity of the Indices with maturities next longer and shorter than such remaining term to maturity shall be used, calculated by averaging
         (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1%
         with any figure of 1/200 of 1% or above rounded upward).

K.       As used herein, Yield Maintenance Amount means the sum of the Present
         Value (as defined below) on the date of prepayment of each Monthly
         Interest Shortfall (as defined below) for the remaining term of the
         Loan discounted at the monthly Replacement Treasury Yield (as defined below).

         The Monthly Interest Shortfall is calculated for each monthly payment date as follows:

         i)       The positive difference, if any, of the Contract Rate less the
                  Replacement Treasury Yield, plus the Break Contract Fee (as defined below) of 20 basis points;

         ii)      Divided by 12;

         iii)     Multiplied by the outstanding principal balance of the Loan on the date of prepayment.

         The Present Value is then determined by discounting each Monthly
         Interest Shortfall at the Replacement Treasury Yield divided by 12.

                                     II-10

         For example: If a loan with a Contract Rate of 9% were prepaid with 24 months remaining in the term, at a time when the two year Replacement
         Treasury Yield was 5%, and the outstanding loan balance was
         $10,000,000.00 then:

         Contract Rate                                             .0900
         Less the Replacement Treasury Yield               -       .0500
                                                           =       .0400
         Plus the Break Contract Fee                       +       .0020
         Equals the rate difference                        =       .0420
         Divided by 12                                     /          12
         Equals the monthly rate difference                =       .0035
         Times the principal balance                       x $10,000,000
         Equals the Monthly Interest Shortfall             =     $35,000

         The Present Value of each Monthly Interest Shortfall ($35,000)
         discounted at the monthly Replacement Treasury Yield (5% divided by 12 or .4167%) equals $797,786.

         The Break Contract Fee shall be 20 basis points at all times.

         As used herein the term "Replacement Treasury Yield" shall mean the rate of interest equal to the yield to maturity of the most recently issued U.S. Treasury Security as quoted in The Wall Street Journal on the prepayment date. If the remaining term is less than one year, the
         Replacement Treasury Yield will equal the yield for 1-Year Treasury's.
         If the remaining term is 1-Year, 2-Year, etc., then the Replacement
         Treasury Yield will equal the yield for the Treasury's with a maturity equaling the remaining term. If the remaining term is longer than one year but does not equal one of the maturities being quoted, then the
         Replacement Treasury Yield will equal the yield for Treasury's with a maturity closest to but not exceeding the remaining term. If The Wall
         Street Journal (i) quotes more than one such rate, the highest of such quotes shall apply, or (ii) ceases to publish such quotes, the U.S.
         Treasury security shall be determined from such financial reporting service or source as Lender shall determine.

L.       During the period between the note date and July 31, 2020, the prepayment penalty shall be equal to:

         The greater of (i) one percent (1%) of the outstanding principal balance of the note at the time of prepayment, or (ii) the excess, if any, of (A) the present value ("PV") of all scheduled interest and principal payments due on each payment date for the period from the date of the prepayment, to the maturity date, including the principal amount of the note scheduled to be due on the maturity date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the note outstanding immediately before such prepayment
         [i.e., (PV of all future payments) - (principal balance at time of acceleration)].

         For purposes of the foregoing, "Index" means the average yield for
         "treasury constant maturities" published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) ("FRB Release"), on
         the tenth (10th) business day preceding the prepayment date for instruments having a maturity coterminous with the remaining term of the note. If the FRB Release is no longer published, the lender shall select a comparable publication to determine the Index. If there is no
         Index for instruments having a maturity coterminous with the remaining term of the note, then the linear interpolation of the yield to maturity of the Indices with maturities next longer and shorter than such remaining term to maturity shall be used, calculated by averaging
         (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1%
         with any figure of 1/200 of 1% or above rounded upward)."

         During the period between August 1, 2020 and the maturity date, the prepayment fee shall be equal to one percent (1%) of the outstanding principal balance.

M.       The prepayment premium shall be equal to the greater of:

         (1)      An amount added to the principal balance prepaid, so that the total amount prepaid earns, when invested in a United States
                  Treasury Bond or Note of comparable remaining maturity and when discounted to present value, the same percent per annum yield to maturity that the holder would have realized had the loan not been prepaid, or

         (2)      one percent (1%) of the then outstanding principal balance thereof at the time of the prepayment, plus

         any reasonable out-of-pocket costs and expenses incurred by the holder in reinvesting the prepaid amount, together with the prepayment premium in United States Treasury Bonds or Notes, including without limitation, transaction and processing fees and costs, legal fees and brokerage expenses, not to exceed the amount as set forth in the related mortgage loan documents, up to a maximum of $2,500 with the exception of
         Mortgage Loans 153 and 165 where the maximum is $2,000.

                                     II-11

         In addition, with respect to Mortgage Loan 196, no prepayment premium shall be due and payable, if after the anniversary of the first monthly payment (May 1, 2005), the borrower annually prepays an amount equal to five percent (5%) of the then-outstanding principal balance, subject to the following limitation: (i) the option, if unexercised in any one year, may not be carried over to any succeeding year; (ii) the option may only be exercised only one time each year; (iii) the option, if exercised, must be exercised on the anniversary date of the first installment payment due under the loan (May 1, 2005); (iv) the borrower must provide the holder forty-five (45) days notice prior to the exercise of such option; and (v) any such prepayments shall not affect the remaining loan term or the monthly payment of principal and interest described in the note.

N.       The Prepayment Premium shall be equal to the greater of (x) or (y), where

         (x)      is equal to the amount to be prepaid multiplied by 2%; and

         (y)      is the present value of the series of Monthly Payment
                  Differentials from the date of prepayment to the Maturity
                  Date, discounted at the Reinvestment Yield on a monthly basis.
                  The "Monthly Payment Differential" shall be the monthly
                  interest (without amortization), which would be earned if the prepayment were invested at the interest rate on the Loan less the monthly interest that would be earned by reinvesting the prepayment at the Reinvestment Yield.

         The "Reinvestment Yield" is the yield to maturity of a U.S. Treasury issue which has the closest maturity (month and year) to the Maturity
         Date, as quoted in The Wall Street Journal published on the Business
         Day following the fourteenth (14th) day immediately preceding the date for prepayment as set forth in the Borrower's notice of its intention to prepay, but if the fourteenth (14th) day is not a Business Day, then as quoted on the following Business Day. Should more than one U.S.
         Treasury issue be quoted as maturing on the date closest to the
         Maturity Date, then the issue having the market yield which differs least from the Contract Rate will be used in the calculations. If The
         Wall Street Journal is not in publication on the applicable date, or ceases to publish such U.S. Treasury issue yield, then any other publication acceptable to Lender quoting daily market yields for U.S.
         Treasury issues will be used.

O.       The yield maintenance premium shall be equal to:

         The excess, if any, of (A) the present value ("PV") of all scheduled interest and principal payments due on each payment date for the period from the date of the prepayment, to the maturity date, including the principal amount of the note scheduled to be due on the maturity date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the note outstanding immediately before such prepayment [i.e., (PV of all future payments) - (principal balance at time of acceleration)].

         For purposes of the foregoing, "Index" means the average yield for
         "treasury constant maturities" published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) ("FRB Release"), on
         the tenth (10th) business day preceding the prepayment date for instruments having a maturity coterminous with the remaining term of the note. If the FRB Release is no longer published, the lender shall select a comparable publication to determine the Index. If there is no
         Index for instruments having a maturity coterminous with the remaining term of the note, then the linear interpolation of the yield to maturity of the Indices with maturities next longer and shorter than such remaining term to maturity shall be used, calculated by averaging
         (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1%
         with any figure of 1/200 of 1% or above rounded upward).

P.       The prepayment penalty shall be equal to:

         The greater of (i) one half of one percent (0.5%) of the outstanding principal balance of the note at the time of prepayment, or (ii) the excess, if any, of (A) the present value ("PV") of all scheduled interest and principal payments due on each payment date for the period from the date of the prepayment, to the maturity date, including the principal amount of the note scheduled to be due on the maturity date, discounted at an interest rate per annum equal to the Index (defined below), based on a 360-day year of twelve 30-day months, over (B) the principal amount of the note outstanding immediately before such prepayment [i.e., (PV of all future payments) - (principal balance at time of acceleration)].

         For purposes of the foregoing, "Index" means the average yield for
         "treasury constant maturities" published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) ("FRB Release"), on
         the tenth (10th) business day preceding the prepayment date for instruments having a maturity coterminous with the remaining term of the note. If the FRB Release is no longer published, the lender shall select a comparable publication to determine the Index. If there is no
         Index for instruments having a maturity coterminous with the remaining term of the note, then the linear interpolation of the yield to maturity of the Indices with maturities next longer and shorter than such remaining term to maturity shall be used, calculated by averaging
         (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Indices (rounded, if necessary, to the nearest 1/100 of 1%
         with any figure of 1/200 of 1% or above rounded upward).

                                     II-12

APPENDIX III
CERTAIN CHARACTERISTICS OF LOAN GROUP 2

------------------------------------------------------------------------------------------------------------------------------------

    Mortgage     Mortgage
    Loan No.     Loan Seller      Property Name                                   Street Address
------------------------------------------------------------------------------------------------------------------------------------

       11        MSMC             Evergreen at Timber Glen Apartments             4301 Timber Glen Drive
       14        MSMC             Northeastern Apartments                         97,109,115 St. Stephen Street; 132-136,
                                                                                    204 Hemenway Street
       18        MSMC             Spook Rock Apartments                           200 Dashew Drive
       27        IXIS             Plummer Street                                  18540 Plummer Street
       28        MSMC             99 Suffolk Street                               99 Suffolk Street
       40        IXIS             The Regent                                      445 South Central Avenue & 313 West Lomita Avenue
       43        MassMutual       Whispering Pines Apartments                     1200 Whispering Circle
       45        NCB, FSB         Fountains Clove Road Apartments, Inc            1000-1100 Clove Road
       49        MassMutual       Arbor Pointe Apts - Phase I                     2020 Arbor Circle East
       50        IXIS             Los Feliz Apartments                            4646 Los Feliz Boulevard
       51        NCB, FSB         Neptune Towers Cooperative, Inc.                25 Neptune Boulevard
       53        MassMutual       Fairview Apartments                             361 Bergen Blvd
       58        MassMutual       Magnolia Creste Apartments                      201 Butler Industrial Drive
       64        MassMutual       Waterford West Apartments                       7380 Arbor Trail
       69        MassMutual       Clare Meadows                                   7700 S. 51St St.
       71        MassMutual       Green Meadow Apartments                         11551 Quirk Road
       72        MassMutual       Willow Trace Apartments                         Taunton Street
       73        NCB, FSB         Chateau Villa Corp.                             390-430 Maryland Avenue
       76        MassMutual       Largo Center Apartments                         520 Largo Center Drive
       78        MassMutual       Henson Creek Phase I                            6230 Haras Place
       79        NCB, FSB         16 N. Broadway Owners, Inc.                     16 North Broadway
       85        NCB, FSB         280-290 Collins Owners Corp.                    280-290 Collins Avenue
       88        MassMutual       Rainier Manor Apartments                        3001 Queens Chapel Road
       91        NCB, FSB         Colonial Park Townehouses Cooperative, Inc.     2557 SE Golden Avenue
       97        MassMutual       Henson Creek Manor                              5230 Haras Place
       99        MassMutual       Heritage Walton Reserve Apartments              1675 Walton Reserve Boulevard
      101        NCB, FSB         67th Road Housing Corporation                   99-21 67th Road
      103        MassMutual       Sun Valley Apartments                           1307 Rosemary Rd
      113        MassMutual       Silver Oaks At Waterford Apartments             1819 Silver Oaks Circle
      116        MassMutual       Deer Ridge Apartments                           6007 Creston Ave
      117        MassMutual       Arbor Pointe Apts - Phase II                    2020 Arbor Circle East
      123        NCB, FSB         Croyden Apts., Inc.                             83-37 St. James Avenue
      128        NCB, FSB         Connecticut Owners Corp.                        99-31 64th Avenue
      129        NCB, FSB         Vermont Owners Corp.                            99-41 64th Avenue
      135        NCB, FSB         St. Francis Apartments                          10 Bertie Minor Lane
      137        NCB, FSB         61 Bronx River Road Owners, Inc.                61 Bronx River Road
      139        MassMutual       Jolly Aire Apartments                           W. 164 N 9091 Water St.
      144        NCB, FSB         86-10 Owners Corp.                              86-10 109th Street
      150        MassMutual       Villa De Vey Apartments                         1111 24Th Avenue S.W.
      170        NCB, FSB         225 Park Owners Corp.                           225 Park Place
      183        NCB, FSB         Palmer Avenue Owners, Inc.                      2291-2295-2299-2303-2307 Palmer Avenue
      184        NCB, FSB         687 West 204th Street Corporation               687 West 204th Street
      191        NCB, FSB         375 Lincoln Place                               375 Lincoln Place
      196        NCB, FSB         467 Pacific Owners Corp.                        467 Pacific Street
      199        NCB, FSB         Dylan House, Ltd.                               241-245 West 36th Street
      200        NCB, FSB         Bethany Crest Cooperative Corporation No. 6     5473 North Black Canyon Highway
      205        NCB, FSB         30 Wall Street Apartment Corporation            30 Wall Street
      210        NCB, FSB         Mid-Carroll Corp.                               280 Prospect Park West
      213        NCB, FSB         Fifth 169 Owners Corp.                          169 Fifth Avenue

                                  TOTAL

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Cut-Off Date
    Mortgage     Mortgage                                                                   Cut-Off Date   Balance Per
    Loan No.     Loan Seller      City               County           State   Zip Code           Balance   Unit or Pad  Note Date
------------------------------------------------------------------------------------------------------------------------------------

       11        MSMC             Mays Landing       Atlantic           NJ     08330         $27,500,000      $113,636  08/11/2005
       14        MSMC
                                  Boston             Suffolk            MA     02115         $24,750,000      $124,372  12/14/2004
       18        MSMC             Ramapo             Rockland           NY     10901         $18,436,723       $72,018  06/28/2005
       27        IXIS             Northridge         Los Angeles        CA     91324         $10,600,000       $91,379  08/01/2005
       28        MSMC             New York           Manhattan          NY     10002         $10,487,454      $299,642  08/05/2005
       40        IXIS             Glendale           Los Angeles        CA     91204          $7,900,000      $131,667  08/17/2005
       43        MassMutual       St Augustine       St. Johns          FL     32084          $7,736,611       $40,295  06/19/2000
       45        NCB, FSB         Staten Island      Richmond           NY     10314          $7,474,126       $24,425  06/30/2005
       49        MassMutual       Ypsilanti          Washtenaw          MI     48197          $6,727,460       $31,146  07/30/1998
       50        IXIS             Los Angeles        Los Angeles        CA     90027          $6,500,000       $86,538  09/15/2005
       51        NCB, FSB         Long Beach         Nassau             NY     11561          $6,474,463       $42,595  04/06/2005
       53        MassMutual       Fairview           Bergen             NJ     07022          $6,106,932       $41,828  05/31/1996
       58        MassMutual       Dallas             Paulding           GA     30132          $5,772,575       $32,799  10/31/2002
       64        MassMutual       Waterford          Oakland            MI     48327          $4,920,855       $28,610  12/30/1997
       69        MassMutual       Franklin           Milwaukee          WI     53132          $4,418,435       $32,729  10/01/1998
       71        MassMutual       Belleville         Wayne              MI     48111          $4,354,503       $30,240  03/29/1996
       72        MassMutual       Plainville         Norfolk            MA     02762          $4,253,209       $48,332  03/22/2002
       73        NCB, FSB         Staten Island      Richmond           NY     10304          $4,242,822       $23,971  06/30/2005
       76        MassMutual       Largo              Prince Georges     MD     20774          $4,044,741       $40,447  09/23/2003
       78        MassMutual       Fort Washington    Prince Georges     MD     20744          $3,992,550       $38,024  07/10/2003
       79        NCB, FSB         White Plains       Westchester        NY     10601          $3,988,869       $33,241  07/26/2005
       85        NCB, FSB         Mt. Vernon         Westchester        NY     10552          $3,575,783       $23,999  03/30/2005
       88        MassMutual       Mt Rainier         Prince Georges     MD     20712          $3,527,867       $33,922  01/10/2003
       91        NCB, FSB         Topeka             Shawnee            KS     66605          $3,481,807       $17,855  04/08/2005
       97        MassMutual       Fort Washington    Prince Georges     MD     20744          $3,118,869       $29,704  09/10/1999
       99        MassMutual       Austell            Cobb               GA     30168          $3,082,578       $29,358  01/04/2005
      101        NCB, FSB         Forest Hills       Queens             NY     11375          $2,996,018       $37,924  06/28/2005
      103        MassMutual       Pekin              Tazewell           IL     61554          $2,891,865       $34,022  07/23/1997
      113        MassMutual       Aurora             Kane               IL     60504          $2,653,239       $27,638  07/02/2002
      116        MassMutual       Des Moines         Polk               IA     50321          $2,537,052       $27,577  06/01/2001
      117        MassMutual       Ypsilanti          Washtenaw          MI     48197          $2,535,574       $39,618  07/30/1998
      123        NCB, FSB         Elmhurst           Queens             NY     11373          $2,195,813       $17,998  06/30/2005
      128        NCB, FSB         Rego Park          Queens             NY     11374          $1,997,524       $20,383  07/14/2005
      129        NCB, FSB         Rego Park          Queens             NY     11374          $1,997,524       $20,383  07/14/2005
      135        NCB, FSB         San Francisco      San Francisco      CA     94115          $1,959,522        $6,554  03/25/2005
      137        NCB, FSB         Yonkers            Westchester        NY     10704          $1,897,216       $25,638  06/27/2005
      139        MassMutual       Menomonee Falls    Waukesha           WI     53051          $1,851,960       $22,047  05/25/2000
      144        NCB, FSB         Rchmond Hill       Queens             NY     11418          $1,623,979       $30,641  08/12/2005
      150        MassMutual       Norman             Cleveland          OK     73069          $1,538,869       $16,727  12/03/2001
      170        NCB, FSB         Brooklyn           Kings              NY     11238          $1,042,896       $17,676  03/24/2005
      183        NCB, FSB         New Rochelle       Westchester        NY     10801            $793,497       $19,837  03/23/2005
      184        NCB, FSB         New York           New York           NY     10034            $791,497       $14,657  07/19/2005
      191        NCB, FSB         Brooklyn           Kings              NY     11238            $692,522       $19,786  06/07/2005
      196        NCB, FSB         Brooklyn           Kings              NY     11217            $594,002       $23,760  06/17/2005
      199        NCB, FSB         New York           New York           NY     10018            $500,000       $25,000  04/08/2005
      200        NCB, FSB         Phoenix            Maricopa           AZ     85015            $473,734        $4,785  06/30/2005
      205        NCB, FSB         Southampton        Suffolk            NY     11968            $350,000       $50,000  07/19/2005
      210        NCB, FSB         Brooklyn           Kings              NY     11215            $228,937       $28,617  03/23/2005
      213        NCB, FSB         Brooklyn           Kings              NY     11217            $156,220       $19,527  05/12/2005

                                                                                            $231,768,691

----------------------------------------------------------------------------------------------------------------------------
                                                                                          Studios           1 Bedroom
                                                                                          -------           ---------
    Mortgage     Mortgage                             Utilities                       No. of   Avg Rent  No. of   Avg Rent
    Loan No.     Loan Seller                       Paid by Tenant                      Units    per Mo.   Units    per Mo.
----------------------------------------------------------------------------------------------------------------------------

       11        MSMC                          Electricity, Gas, Water                     0        NAP       0        NAP
       14        MSMC
                                                  Electricity, Gas                        84     $1,000      87     $1,350
       18        MSMC                                Electricity                           0        NAP     256     $1,010
       27        IXIS                                Electricity                          16       $857      77       $970
       28        MSMC                                Electricity                           3     $1,675      30     $2,269
       40        IXIS                        Electricity, Sewage, Water                   36     $1,080      24     $1,547
       43        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      40       $653
       45        NCB, FSB                         Electricity, Gas                        62       $776     180     $1,091
       49        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      48       $728
       50        IXIS                                Electricity                           0        NAP      78     $1,034
       51        NCB, FSB                               None                               9     $1,149       9     $1,645
       53        MassMutual                           Heat, AC                             0        NAP      62       $877
       58        MassMutual                 Heat, AC, Electricity, Cable                   0        NAP      32       $615
       64        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      41       $608
       69        MassMutual                    AC, Electricity, Cable                      0        NAP      85       $605
       71        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      48       $530
       72        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      16       $938
       73        NCB, FSB                         Electricity, Gas                        24       $833      94       $990
       76        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP       5       $762
       78        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP       0        NAP
       79        NCB, FSB                            Electricity                           7     $1,238      57     $1,142
       85        NCB, FSB                            Electricity                          21       $945      65     $1,264
       88        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      82       $725
       91        NCB, FSB                         Gas, Electricity                         0        NAP      14       $500
       97        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP       0        NAP
       99        MassMutual       Heat, AC, Electricity, Hot Water, Cable, Garbage         0        NAP      80       $675
      101        NCB, FSB                            Electricity                          31       $819      33     $1,202
      103        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP       0        NAP
      113        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      96       $475
      116        MassMutual                 Heat, AC, Electricity, Cable                   0        NAP      24       $535
      117        MassMutual            Heat, AC, Electricity, Hot Water, Cable             0        NAP      32       $728
      123        NCB, FSB                            Electricity                          24       $812      60     $1,113
      128        NCB, FSB                         Electricity, Gas                         4       $950      67     $1,192
      129        NCB, FSB                         Electricity, Gas                         4       $950      68     $1,215
      135        NCB, FSB                      Heat, Gas, Electricity                      0        NAP      14     $1,000
      137        NCB, FSB                            Electricity                           0        NAP      34       $732
      139        MassMutual                    AC, Electricity, Cable                      0        NAP      84       $625
      144        NCB, FSB                         Electricity, Gas                         0        NAP      42       $990
      150        MassMutual                 Heat, AC, Electricity, Cable                   0        NAP      51       $365
      170        NCB, FSB                         Gas, Electricity                        24     $1,174      19     $1,553
      183        NCB, FSB                         Electricity, Gas                         0        NAP      24     $1,193
      184        NCB, FSB                            Electricity                           0        NAP      13     $1,070
      191        NCB, FSB                   Heat, Gas, Electricity, Water                  0        NAP       5     $1,748
      196        NCB, FSB                         Electricity, Gas                         0        NAP       6     $1,260
      199        NCB, FSB                            Electricity                           0        NAP       0        NAP
      200        NCB, FSB                            Electricity                           0        NAP       0        NAP
      205        NCB, FSB                            Electricity                           0        NAP       4     $1,500
      210        NCB, FSB                         Electricity, Gas                         0        NAP       0        NAP
      213        NCB, FSB                             Heat, Gas                            2     $1,313       6     $2,013

-----------------------------------------------------------------------------------------------------------------------------
                                     2 Bedroom          3 Bedroom          4 Bedroom         Other Units
                                     ---------          ---------          ---------         -----------
    Mortgage     Mortgage         No. of   Avg Rent  No. of   Avg Rent  No. of   Avg Rent  No. of   Avg Rent    No. of
    Loan No.     Loan Seller       Units    per Mo.   Units    per Mo.   Units    per Mo.   Units    per Mo.  Elevators
-----------------------------------------------------------------------------------------------------------------------------

       11        MSMC                146     $1,161      96     $1,503       0        NAP       0        NAP          0
       14        MSMC
                                      24     $1,650       4     $2,150       0        NAP       0        NAP          3
       18        MSMC                  0        NAP       0        NAP       0        NAP       0        NAP          0
       27        IXIS                 20     $1,337       1     $1,545       0        NAP       2        $75          0
       28        MSMC                  2     $3,050       0        NAP       0        NAP       0        NAP          1
       40        IXIS                  0        NAP       0        NAP       0        NAP       0        NAP          2
       43        MassMutual           92       $774      60       $887       0        NAP       0        NAP          0
       45        NCB, FSB             61     $1,374       3     $2,152       0        NAP       0        NAP          4
       49        MassMutual          112       $875      56     $1,059       0        NAP       0        NAP          0
       50        IXIS                  0        NAP       0        NAP       0        NAP       0        NAP          2
       51        NCB, FSB             26     $2,097     108     $2,478       0        NAP       0        NAP          2
       53        MassMutual           61     $1,050      23     $1,167       0        NAP       0        NAP          2
       58        MassMutual          120       $698      24       $810       0        NAP       0        NAP          0
       64        MassMutual           95       $755      36       $985       0        NAP       0        NAP          0
       69        MassMutual           50       $674       0        NAP       0        NAP       0        NAP          1
       71        MassMutual           72       $620      24       $700       0        NAP       0        NAP          0
       72        MassMutual           32     $1,105      40     $1,191       0        NAP       0        NAP          0
       73        NCB, FSB             47     $1,229      12     $1,375       0        NAP       0        NAP          0
       76        MassMutual           90     $1,074       5     $1,290       0        NAP       0        NAP          0
       78        MassMutual           42     $1,028      63     $1,200       0        NAP       0        NAP          0
       79        NCB, FSB             44     $1,942      12     $1,976       0        NAP       0        NAP          2
       85        NCB, FSB             41     $1,353      22     $1,657       0        NAP       0        NAP          2
       88        MassMutual           22       $825       0        NAP       0        NAP       0        NAP          1
       91        NCB, FSB            123       $550      28       $600      30       $650       0        NAP          0
       97        MassMutual           64       $890      41     $1,028       0        NAP       0        NAP          0
       99        MassMutual           20       $775       5       $775       0        NAP       0        NAP          2
      101        NCB, FSB             15     $1,670       0        NAP       0        NAP       0        NAP          2
      103        MassMutual            0        NAP      41       $831      44       $928       0        NAP          0
      113        MassMutual            0        NAP       0        NAP       0        NAP       0        NAP          0
      116        MassMutual           68       $650      36       $785       0        NAP       0        NAP          0
      117        MassMutual           16       $875      16     $1,059       0        NAP       0        NAP          0
      123        NCB, FSB             36     $1,355       2     $1,750       0        NAP       0        NAP          2
      128        NCB, FSB             13     $1,430      14     $2,197       0        NAP       0        NAP          2
      129        NCB, FSB             14     $1,584      12     $1,698       0        NAP       0        NAP          2
      135        NCB, FSB            107     $1,550     178     $2,097       0        NAP       0        NAP          0
      137        NCB, FSB             39     $1,328       1     $2,210       0        NAP       0        NAP          1
      139        MassMutual            0        NAP       0        NAP       0        NAP       0        NAP          1
      144        NCB, FSB             11     $1,199       0        NAP       0        NAP       0        NAP          1
      150        MassMutual           39       $427       0        NAP       0        NAP       2       $390          4
      170        NCB, FSB             16     $1,781       0        NAP       0        NAP       0        NAP          1
      183        NCB, FSB             16     $1,502       0        NAP       0        NAP       0        NAP          0
      184        NCB, FSB             36     $1,611       5     $2,250       0        NAP       0        NAP          1
      191        NCB, FSB             14     $2,191      16     $2,601       0        NAP       0        NAP          1
      196        NCB, FSB             15     $1,161       4     $1,321       0        NAP       0        NAP          0
      199        NCB, FSB             10     $4,718      10     $9,526       0        NAP       0        NAP          3
      200        NCB, FSB             32       $550      67       $650       0        NAP       0        NAP          0
      205        NCB, FSB              2     $2,000       1     $5,000       0        NAP       0        NAP          0
      210        NCB, FSB              8     $1,855       0        NAP       0        NAP       0        NAP          0
      213        NCB, FSB              0        NAP       0        NAP       0        NAP       0        NAP          0

------------------------------------------------------------------------------------------------------------------------------------

    Mortgage     Mortgage         Third Most     Third Most        Second Most     Second Most           Most           Most
    Loan No.     Loan Seller      Recent NOI  Recent NOI Date       Recent NOI   Recent NOI Date      Recent NOI   Recent NOI Date
------------------------------------------------------------------------------------------------------------------------------------

       11        MSMC                    NAP        NAP             $1,937,354      12/31/2004        $2,020,142  T-12 (05/31/2005)
       14        MSMC
                                         NAP        NAP                    NAP         NAP                   NAP         NAP
       18        MSMC             $1,485,048     12/31/2002         $1,460,430      12/31/2003        $1,449,118      12/31/2004
       27        IXIS               $799,348     12/31/2003           $884,899      12/31/2004          $889,965      03/31/2005
       28        MSMC                    NAP        NAP                    NAP         NAP                   NAP         NAP
       40        IXIS                    NAP        NAP                    NAP         NAP                   NAP         NAP
       43        MassMutual         $651,820     12/31/2003           $735,869      12/31/2004          $802,565      04/30/2005
       45        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
       49        MassMutual       $1,095,347     12/31/2003           $708,222      12/31/2004          $964,433      04/30/2005
       50        IXIS               $524,341     12/31/2003           $522,780      12/31/2004          $543,447      06/30/2005
       51        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
       53        MassMutual         $805,560     12/31/2003           $805,239      12/31/2004          $866,797      04/30/2005
       58        MassMutual         $582,035     12/31/2003           $533,882      12/31/2004          $566,596      04/30/2005
       64        MassMutual         $669,905     12/31/2003           $660,832      12/31/2004          $640,585      04/30/2005
       69        MassMutual         $491,188     12/31/2003           $525,621      12/31/2004          $560,929      04/30/2005
       71        MassMutual         $572,428     12/31/2003           $542,335      12/31/2004          $591,125      04/30/2005
       72        MassMutual         $562,221     12/31/2003           $639,127      12/31/2004          $642,244      04/30/2005
       73        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
       76        MassMutual              NAP        NAP               $571,987      12/31/2004          $547,669      04/30/2005
       78        MassMutual              NAP        NAP               $467,001      12/31/2004          $514,734      04/30/2005
       79        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
       85        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
       88        MassMutual         $346,774     12/31/2003           $342,974      12/31/2004          $323,250      04/30/2005
       91        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
       97        MassMutual         $539,463     12/31/2003           $527,949      12/31/2004          $568,674      04/30/2005
       99        MassMutual              NAP        NAP                    NAP         NAP              $308,629      04/30/2005
      101        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      103        MassMutual         $356,467     12/31/2003           $372,424      12/31/2004          $400,774      04/30/2005
      113        MassMutual         $337,887     12/31/2003           $321,184      12/31/2004          $328,458      04/30/2005
      116        MassMutual         $331,343     12/31/2003           $280,800      12/31/2004          $260,741      04/30/2005
      117        MassMutual         $266,322     12/31/2003           $258,740      12/31/2004          $290,094      04/30/2005
      123        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      128        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      129        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      135        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      137        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      139        MassMutual         $245,482     12/31/2003           $209,129      12/31/2004          $219,717      04/30/2005
      144        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      150        MassMutual         $143,078     12/31/2003           $160,989      12/31/2004          $165,087      04/30/2005
      170        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      183        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      184        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      191        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      196        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      199        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      200        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      205        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      210        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP
      213        NCB, FSB                NAP        NAP                    NAP         NAP                   NAP         NAP

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPENDIX IV
SIGNIFICANT LOAN SUMMARIES

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - 195 BROADWAY
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-1

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 - 195 BROADWAY
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                                      IV-2

------------------------------------------------------------------------------------------------------------------------------------
                                                   MORTGAGE LOAN NO. 1 - 195 BROADWAY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------     -------------------------------------------------------------
                        LOAN INFORMATION                                                      PROPERTY INFORMATION
------------------------------------------------------------------     -------------------------------------------------------------

ORIGINAL BALANCE:                $196,000,000                          SINGLE ASSET/PORTFOLIO:     Single Asset
CUT-OFF DATE BALANCE:            $196,000,000                          PROPERTY TYPE:              Office
SHADOW RATING (MOODY'S/S&P):     NAP                                   PROPERTY SUB-TYPE:          Urban
LOAN PURPOSE:                    Acquisition                           LOCATION:                   New York, NY
FIRST PAYMENT DATE:              05/07/2005                            YEAR BUILT/RENOVATED:       1913-1924/mid 1980's
INTEREST RATE:                   5.330%                                OCCUPANCY(2):               85.7%
AMORTIZATION:                    Interest                              SQUARE FOOTAGE:             914,594
                                 Only
ARD:                             NAP                                   THE COLLATERAL:             29-story Class A office building
HYPERAMORTIZATION:               NAP                                   OWNERSHIP INTEREST:         Fee
MATURITY DATE:                   04/07/2012                            PROPERTY MANAGEMENT:        L&L 195 Broadway Manager LLC
EXPECTED MATURITY BALANCE:       $196,000,000                          U/W NET OP. INCOME:         $15,264,302
SPONSORS:                        GE Pension Trust and L&L              U/W NET CASH FLOW:          $14,479,586
                                 Acquisitions
INTEREST CALCULATION:            Actual/360                            U/W OCCUPANCY:              85.7%
CALL PROTECTION:                 Lockout until 2 years after the       APPRAISED VALUE:            $270,000,000
                                 REMIC start-up date, with U.S.
                                 Treasury defeasance thereafter.
                                 Prepayable without penalty from
                                 and after 01/07/2012.

LOAN PER SF:                     $214.30                               CUT-OFF DATE LTV:           72.6%
UP-FRONT RESERVES(1):            TI/LC:        $4,221,370              MATURITY DATE LTV:          72.6%
ONGOING RESERVES(1):             TI/LC:        Springing               DSCR:                       1.37x
LOCKBOX:                         Hard                                  POST IO PERIOD DSCR:        NAP
------------------------------------------------------------------     -------------------------------------------------------------

------------------------------------------------------------------     -------------------------------------------------------------

(1) See "Escrows and Reserves" below.

(2) Occupancy is based on rent roll dated 01/31/2005.

THE 195 BROADWAY LOAN

         THE LOAN. The largest loan (the "195 Broadway Loan") as evidenced by three Promissory Notes (collectively, the "195 Broadway Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents and Security
Agreement (the "195 Broadway Mortgage") encumbering the 914,594 SF office building known as 195 Broadway, located in New York, New York (the "195 Broadway
Property"). The 195 Broadway Loan was originated on March 18, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrower is 195 Broadway LLC, a Delaware limited liability company (the "195 Broadway Borrower"). The 195 Broadway Borrower is a
single purpose, bankruptcy remote entity, controlled by General Electric Pension
Trust and L&L Holding Company, LLC.

         THE PROPERTY. The 195 Broadway Property is a 914,594 SF, 29-story office building located in New York, New York on the west side of Broadway between Dey and Fulton Street, directly across the street from the Fulton
Transit Center. The Fulton Transit Center, a $2 billion project that broke ground in September 2005, will connect 12 subway lines, PATH service and high speed airport ferries with downtown Manhattan. The 195 Broadway Property was originally constructed between 1913-1924 as the corporate headquarters of AT&T and was substantially renovated in the mid 1980's.

                                      IV-3

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the 195 Broadway Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
                                           AVERAGE BASE        % OF TOTAL                      % OF TOTAL BASE     CUMULATIVE % OF
                           # OF LEASES      RENT PER SF       SQUARE FEET     CUMULATIVE %     RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR               ROLLING          ROLLING           ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------

         Vacant                 5              $0.00                14%             14%                0%                  0%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2005                  0              $0.00                 0%             14%                0%                  0%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2006                  1             $23.42                 1%             16%                1%                  1%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2007                  3             $31.04                 3%             19%                4%                  5%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2008                  1             $42.04                 1%             20%                1%                  5%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2009                  0              $0.00                 0%             20%                0%                  5%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2010                  6             $36.22                23%             42%               28%                 33%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2011                  2             $13.40                 2%             44%                1%                 34%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2012                  0              $0.00                 0%             44%                0%                 34%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2013                  0              $0.00                 0%             44%                0%                 34%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
          2014                  0              $0.00                 0%             44%                0%                 34%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------
      2015 & Beyond             6             $35.03                56%            100%               66%                100%
-------------------------- ------------- ------------------ ----------------- -------------- -------------------- ------------------

         The following table presents certain information relating to the major tenants at the 195 Broadway Property:

-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
                             CREDIT RATING    TENANT        % OF NRSF     ANNUALIZED      % OF TOTAL     ANNUALIZED        LEASE
                                                                                          ANNUALIZED    UNDERWRITTEN
                                (FITCH/                                  UNDERWRITTEN    UNDERWRITTEN     BASE RENT
       TENANT NAME           MOODY'S/S&P)        NRSF                    BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------

Thomson Financial              --/A3/A-          436,701         48%       $15,117,605          56%         $34.62      12/31/2015
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
Holland & Knight               --/--/--          106,728         12%        $3,960,379          15%         $37.11      04/30/2010
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
Morgan Stanley                AA-/Aa3/A+          94,730         10%        $3,413,547          13%         $36.03      09/30/2010
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
True North                    B+/Baa3/BB-         71,987          8%        $2,720,402          10%         $37.79      12/31/2015
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
TOTAL/WEIGHTED AVERAGE                           710,146         78%       $25,211,933          93%         $35.50
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------

-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
Other Tenants                     NAP             73,355          8%        $1,815,170           7%         $24.75       Various
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
Vacant Space                      NAP            131,093         14%                $0           0%          $0.00         NAP
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------
TOTAL/WEIGHTED AVERAGE                           914,594        100%       $27,027,103         100%         $29.55
-------------------------- ------------------ ----------- -------------- -------------- --------------- -------------- -------------

         ESCROWS AND RESERVES. The 195 Broadway Borrower has deposited
$4,221,370 into an upfront reserve account for tenant improvements and leasing commissions associated with the Thomson Financial lease. The balance of the
TI/LC reserve as of the cut-off date is $2,265,559. In the event that the 195
Broadway Borrower receives any fee, payment or other compensation from any tenant relating to or in exchange for the termination of such tenant's lease, the 195 Broadway Borrower will be obligated to deposit such lease termination fee with the lender, to be utilized for tenant improvements and leasing commissions that may be incurred with respect to the space relating to such lease termination fee and any rent deficiency.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 195 Broadway Loan. The lockbox will be in place until the 195 Broadway Loan has been paid in full.

         PROPERTY MANAGEMENT. The 195 Broadway Property is managed by L&L 195
Broadway Manager LLC, an affiliate of the 195 Broadway Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

                                      IV-4

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF FLOORS. The 195 Broadway Borrower may defease $35,000,000 of the 195 Broadway Loan and obtain a partial release of the lien on the 195
Broadway Property in the event the 195 Broadway Borrower elects to convert floors 26-28 of the 195 Broadway Property to residential condominium units (a
"Partial Defeasance Event"), provided that certain conditions are satisfied including the following: (i) no event of default exists under the 195 Broadway
Loan, (ii) delivery of a REMIC opinion and a new non-consolidation opinion,
(iii) delivery of a rating agency confirmation and (iv) the DSCR for the 195
Broadway Loan immediately after such Partial Defeasance Event is equal to or greater than the greater of 1.21x or the DSCR for the 195 Broadway Loan immediately prior to such Partial Defeasance Event.

         POTENTIAL MTA TAKING. The 195 Broadway Borrower received correspondence from the New York City Metropolitan Transportation Authority ("MTA") in
February, August and November 2004 indicating that the MTA is considering acquiring permanent and temporary easements in an underground portion of the 195
Broadway Property for transit purposes in connection with the planned redevelopment of the Fulton Street subway station and that the MTA intends to construct a secant pile wall on New York City property adjacent to the 195
Broadway Property, in connection with which construction the MTA requires that the 195 Broadway Borrower provide access to certain underground vault space adjacent to the 195 Broadway Property.

         Certain additional information regarding the 195 Broadway Loan and the
195 Broadway Property is set forth on Appendix II hereto.

                                      IV-5

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                                      IV-6

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1875 K STREET
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-7

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1875 K STREET
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                                      IV-8

------------------------------------------------------------------------------------------------------------------------------------
                                                  MORTGAGE LOAN NO. 2 - 1875 K STREET
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------     --------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------- ---------------- ----------------     -------------------------- ------------------- ---------------

ORIGINAL BALANCE:               $85,000,000                           SINGLE ASSET/PORTFOLIO:    Single Asset
CUT-OFF DATE BALANCE:           $85,000,000                           PROPERTY TYPE:             Office
SHADOW RATING (MOODY'S/S&P):    NAP                                   PROPERTY SUB-TYPE:         Urban
LOAN PURPOSE:                   Acquisition                           LOCATION:                  Washington, DC
FIRST PAYMENT DATE:             05/08/2005                            YEAR BUILT:                2002
INTEREST RATE:                  5.000%                                OCCUPANCY(2):              98.7%
AMORTIZATION:                   Interest Only                         SQUARE FOOTAGE:            187,624
ARD:                            NAP                                   THE COLLATERAL:            12-story Class A office building
HYPERAMORTIZATION:              NAP                                   OWNERSHIP INTEREST:        Fee
MATURITY DATE:                  04/08/2015                              PROPERTY MANAGEMENT:     Shorenstein Realty Services, L.P.
EXPECTED MATURITY BALANCE:      $85,000,000                           U/W NET OP. INCOME:        $6,627,983
SPONSOR:                        Shorenstein Family                    U/W NET CASH FLOW:         $6,375,763
INTEREST CALCULATION:           Actual/360                            U/W OCCUPANCY:             98.7%
CALL PROTECTION:                Lockout until the earlier of          APPRAISED VALUE:           $113,000,000
                                03/15/2008 or 2 years after the
                                REMIC start-up date, with U.S.
                                Treasury defeasance thereafter.
                                Prepayable without penalty from
                                and after 04/08/2015.
LOAN PER SF:                    $453.03                               CUT-OFF DATE LTV:          75.2%
UP-FRONT RESERVES:              NAP                                   MATURITY DATE LTV:         75.2%
ONGOING RESERVES(1):            RE Taxes:        Springing
                                Insurance:       Springing
                                CapEx:           Springing
                                TI/LC:           Springing
                                Debt Service:    Springing            DSCR:                      1.48x
LOCKBOX:                        Hard                                  POST IO PERIOD DSCR:       NAP
-----------------------------------------------------------------     --------------------------------------------------------------

-----------------------------------------------------------------     --------------------------------------------------------------

(1) See "Escrows and Reserves" below.

(2) Occupancy is based on rent roll dated 04/30/2005.

THE 1875 K STREET LOAN

         THE LOAN. The second largest loan (the "1875 K Street Loan") as evidenced by two Promissory Notes (collectively, the "1875 K Street Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents,
Security Agreement and Fixture Filing (the "1875 K Street Mortgage") encumbering the 187,624 SF office building known as 1875 K Street, located in Washington, DC
(the "1875 K Street Property"). The 1875 K Street Loan was originated on March
15, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrowers are 333 Market Exchange Two LLC and 123 MA
Exchange One LLC, each a Delaware limited liability company (each an "1875 K
Street Individual Borrower" and collectively, jointly and severally, the "1875 K
Street Borrowers"). Each 1875 K Street Individual Borrower is a single purpose, bankruptcy remote entity controlled by Shorenstein Company LLC. The 1875 K
Street Borrowers hold title to the 1875 K Street Property as tenants-in-common and are jointly and severally obligated for the 1875 K Street Loan.

                                      IV-9

         THE PROPERTY. The 1875 K Street Property is located in Washington, DC at 1875 K Street NW. The 1875 K Street Property was originally constructed in
2002. It consists of a 187,624 SF, 12-story office building. The 1875 K Street
Property is situated on approximately 0.4 acres and includes 130 parking spaces.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the 1875 K Street Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

--------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
                                                                                                               CUMULATIVE % OF
                                           AVERAGE BASE        % OF TOTAL                    % OF TOTAL BASE      TOTAL BASE
                           # OF LEASES      RENT PER SF       SQUARE FEET     CUMULATIVE %   RENTAL REVENUES   RENTAL REVENUES
          YEAR               ROLLING          ROLLING           ROLLING       OF SF ROLLING      ROLLING           ROLLING
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------

         Vacant                   2             $0.00                1%               1%             0%                 0%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
           MTM                    1            $10.15                0%               2%             0%                 0%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2005                    0             $0.00                0%               2%             0%                 0%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2006                    0             $0.00                0%               2%             0%                 0%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2007                    0             $0.00                0%               2%             0%                 0%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2008                    0             $0.00                0%               2%             0%                 0%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2009                    1            $44.43                9%              10%            11%                11%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2010                    0             $0.00                0%              10%             0%                11%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2011                    0             $0.00                0%              10%             0%                11%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2012                    6            $35.66               32%              42%            33%                44%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2013                    3            $32.67               18%              60%            17%                61%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
          2014                    0             $0.00                0%              60%             0%                61%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------
      2015 & Beyond               7            $33.19               40%             100%            39%               100%
-------------------------- ------------- ------------------ ----------------- -------------- ----------------- -----------------

         The following table presents certain information relating to the major tenants at the 1875 K Street Property:

------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
                            CREDIT RATING   TENANT       % OF NRSF      ANNUALIZED     % OF TOTAL    ANNUALIZED       LEASE
                                                                                       ANNUALIZED   UNDERWRITTEN
                               (FITCH/                                 UNDERWRITTEN   UNDERWRITTEN    BASE RENT
      TENANT NAME            MOODY'S/S&P)      NRSF                   BASE RENT ($)    BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------

Willkie Farr & Gallagher       --/--/--       74,911         40%      $2,485,926           39%           $33.19    09/30/2017
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
The Corporate Executive        --/--/--       50,143         27%      $1,775,079           28%           $35.40    09/30/2012
Board Company
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
Foley Hoag LLP                 --/--/--       17,394          9%        $558,160            9%           $32.09    11/30/2013
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
Paperboy Ventures, LLC         --/--/--       17,011          9%        $737,312           11%           $43.34    09/30/2009(1)
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
Cornerstone Research           --/--/--       16,470          9%        $548,214            9%           $33.29    05/31/2013
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
TOTAL/WEIGHTED AVERAGE                       175,929         94%      $6,104,690           95%           $34.70
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------

------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
Other Tenants                    NAP           9,217          5%        $341,743            5%           $37.08      Various
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
Vacant Space                     NAP           2,478          1%              $0            0%            $0.00        NAP
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------
TOTAL/WEIGHTED AVERAGE                       187,624        100%      $6,446,434          100%           $34.36
------------------------- ----------------- ----------- ------------- --------------- ------------- -------------- -------------

(1) 541 square feet are MTM.

         ESCROWS AND RESERVES. With respect to real estate taxes, insurance premiums and capital expenditures, in the event that either (a) an event of default under the 1875 K Street Loan has occurred or (b) the DSCR for the 1875 K
Street Loan is less than 1.05x (as tested on a quarterly basis), the 1875 K
Street Borrowers will be obligated to make the following monthly deposits into the ongoing reserve accounts: (i) 1/12 of annual taxes and insurance premiums and (ii) $2,886 for capital expenditures. The 1875 K Street Borrowers may cease making such monthly deposits if such event of default is cured or the DSCR is equal to or greater than 1.10x for six consecutive months.

                                     IV-10

         With respect to the TI/LC reserve, (a) during Rollover Period I (as defined below), the 1875 K Street Borrowers will be obligated to make a monthly deposit equal to (i) the number of rentable SF in Rollover Space as defined below multiplied by $35, divided by (ii) the number of monthly payment dates during Rollover Period I and (b) during Rollover Period II (as defined below), the 1875 K Street Borrowers will be obligated to make a monthly deposit equal to
(i) the number of rentable SF in Rollover Space, multiplied by $35, divided by
(ii) the number of monthly payment dates during Rollover Period II. In the event that either (a) an event of default under the 1875 K Street Loan has occurred or
(b) the DSCR for the 1875 K Street Loan is less than 1.05x (as tested on a quarterly basis), the 1875 K Street Borrowers will be obligated to make monthly deposits for any fee, payment or other compensation from any tenant relating to or in exchange for the termination of such tenant's lease, which will be utilized for tenant improvements and leasing commissions that may be incurred with respect to the space relating to such lease termination fee and any rent deficiency. The 1875 K Street Borrowers may cease making such monthly deposits if such event of default is cured or the DSCR is equal to or greater than 1.10x for six consecutive months.

         "Rollover Period I" is the period of time from the "Rollover
Commencement Date I" through and including July 8, 2012. "Rollover Commencement
Date I" is, with respect to any lease that expires by its terms on or before
December 31, 2012, the monthly payment date immediately following the determination by lender that the actual net operating income as of the end of any calendar quarter (commencing with the calendar quarter ending June 30, 2010)
is less than $7,600,000 per annum, provided, however, that the Rollover
Commencement Date I will not be sooner than August 8, 2010 or later than August
8, 2011. If the actual net operating income at the end of every calendar quarter from June 30, 2010 through June 30, 2011 is greater than $7,600,000 per annum, then the Rollover Commencement Date I will be August 8, 2011. "Rollover Period
II" is the period of time from the "Rollover Commencement Date II" through and including April 8, 2013. "Rollover Commencement Date II" is, with respect to any lease that expires by its terms during the period from January 1, 2013 up to and including December 31, 2013, the monthly payment date immediately following the determination by lender that actual net operating income as of the end of any calendar quarter (commencing with the calendar quarter ending March 31, 2011) is less than $7,600,000 per annum; provided, however, that the Rollover
Commencement Date II will not be sooner than May 8, 2011 or later than May 8,
2012. If the actual net operating income at the end of every calendar quarter from March 31, 2011 through March 31, 2012 is greater than $7,600,000 per annum, then the Rollover Commencement Date II will be May 8, 2012. "Rollover Space" is the space rented pursuant to all leases in effect on Rollover Commencement Date
I or Rollover Commencement Date II, as applicable, and that will expire in the calendar years 2012 or 2013, as applicable.

         In the event that the 1875 K Street Borrowers receive a termination fee in exchange for the early termination of the lease with The Corporate Executive
Board (the "CEB Lease"), the 1875 K Street Borrowers will be obligated to deposit such lease termination fee to be used for tenant improvements and leasing commissions for the space occupied by CEB. With respect to the debt service reserve, if the actual net operating income (excluding rent from the CEB
Lease but including rent from any replacement lease for the CEB space meeting certain criteria) or if the DSCR is less than 1.20x at the time the CEB Lease is terminated, the 1875 K Street Borrowers will be obligated to deposit into the debt service reserve an amount equal to the product of 2 and the "Annual
Shortfall". The "Annual Shortfall" is the amount by which the actual net operating income is less than the amount necessary to obtain a DSCR equal to
1.20x.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 1875 K Street Loan. The lockbox will be in place until the 1875 K Street
Loan has been paid in full.

         PROPERTY MANAGEMENT. The 1875 K Street Property is managed by
Shorenstein Realty Services, L.P., an affiliate of the 1875 K Street Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the 1875 K Street Loan and the
1875 K Street Property is set forth on Appendix II hereto.

                                     IV-11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     IV-12

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 3 - L-3 COMMUNICATIONS
--------------------------------------------------------------------------------

                              [PHOTOS OMITTED]

                                     IV-13

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 3 - L-3 COMMUNICATIONS
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                                     IV-14

------------------------------------------------------------------------------------------------------------------------------------
                                               MORTGAGE LOAN NO. 3 - L-3 COMMUNICATIONS
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------       ---------------------------------------------------------
                         LOAN INFORMATION                                                      PROPERTY INFORMATION
--------------------------------------------------------------------       ---------------------------------------------------------

ORIGINAL BALANCE:                 $84,000,000                              SINGLE ASSET/PORTFOLIO:  Single Asset
CUT-OFF DATE BALANCE:             $84,000,000                              PROPERTY TYPE:           Mixed Use
SHADOW RATING (MOODY'S/S&P):      NAP                                      PROPERTY SUB-TYPE:       Office/Industrial
LOAN PURPOSE:                     Refinance                                LOCATION:                Salt Lake City, UT
FIRST PAYMENT DATE:               09/05/2005                               YEAR BUILT/RENOVATED:    1957/2005
INTEREST RATE:                    5.012%                                   OCCUPANCY(3):            100.0%
AMORTIZATION(1):                  IO/360 months                            SQUARE FOOTAGE:          901,388
ARD:                              NAP                                      THE COLLATERAL:          8-building suburban office park
HYPERAMORTIZATION:                NAP                                      OWNERSHIP INTEREST:      Fee
MATURITY DATE:                    08/05/2015
EXPECTED MATURITY BALANCE:        $74,370,421                              PROPERTY MANAGEMENT:     Redford Properties III dba CB
                                                                                                    Richard Ellis
SPONSOR:                          Mark S. Whiting                          U/W NET OP. INCOME:      $8,939,179
INTEREST CALCULATION:             Actual/360                               U/W NET CASH FLOW:       $8,464,446
CALL PROTECTION:                  Lockout until 2 years after the          U/W OCCUPANCY:           100.0%
                                  REMIC start-up date with U.S. Treasury
                                  defeasance thereafter. Prepayable
                                  without penalty from and after
                                  05/05/2015.
LOAN PER SF:                      $93.19                                   APPRAISED VALUE:         $115,000,000
UP-FRONT RESERVES(2):             RE Taxes:       $528,505                 CUT-OFF DATE LTV:        73.0%
                                  Insurance:      $88,375                  MATURITY DATE LTV:       64.7%
                                  TI/LC:          $583,724
ONGOING RESERVES(2):              RE Tax:         $52,851/month
                                  Insurance:      $14,655/month
                                  TI/LC:          $12,500/month
                                  CapEx:          $11,267/month
                                  Unisys          Springing
                                  Reserve:
                                  Other:          Springing                DSCR:                    1.98x
LOCKBOX:                          Hard                                     POST IO PERIOD DSCR:     1.56x

--------------------------------------------------------------------       ---------------------------------------------------------

(1) The loan is interest only for the first 36 months of the loan term, with principal and interest payments commencing on 09/05/2008. The loan amortizes on a 30-year schedule after the initial 36 month interest only period.

(2) See "Escrows and Reserves" below.

(3) Occupancy is based on rent roll dated 03/31/2005.

THE L-3 COMMUNICATIONS LOAN

         THE LOAN. The third largest loan (the "L-3 Communications Loan") as evidenced by a Promissory Note is secured by a first priority fee Deed of Trust,
Security Agreement and Fixture Filing encumbering the 901,388 SF office complex known as L-3 Communications, located in Salt Lake City, Utah (the "L-3
Communications Property"). The L-3 Communications Loan was originated on August
2, 2005 by IXIS Real Estate Capital Inc.

                                     IV-15

         THE BORROWER. The borrower is Bay Bridge/Corporate, LLC, a Delaware limited liability company (the "L-3 Communications Borrower"). The L-3
Communications Borrower is a single purpose, bankruptcy remote entity. The L-3
Communications Borrower is indirectly wholly-owned by Mark S. Whiting, the sponsor of the L-3 Communications Loan.

         THE PROPERTY. The L-3 Communications Property is located at 254-640
North, 2200 West Street, Salt Lake City, Utah. The L-3 Communications Property
was originally constructed in 1957 and renovated in 2005. It consists of a total of 901,388 SF, comprising eight one and two story office and industrial buildings. Laboratory and data center space accounts for 412,619 SF or 45.8% of the NRA, office space accounts for 307,828 SF or 34.2% of the NRA, warehouse space accounts for 121,359 SF or 13.5% of the NRA and industrial space accounts for 62,585 SF or 6.9% of the NRA. The L-3 Communications Property is situated on approximately 78 acres and includes 2,882 parking spaces.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the L-3 Communications Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

-------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE     CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES    TOTAL BASE RENTAL
          YEAR              LEASES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------

         Vacant                0            $0.00              0%               0%               0%                   0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          MTM                  1            $5.02              3%               3%               1%                   1%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2006                 1           $13.78             17%              20%              22%                  24%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
          2009                 2            $3.46             13%              33%               4%                  28%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------
     2015 & Beyond             3           $11.46             67%             100%              72%                 100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ --------------------

         The following table presents certain information relating to the major tenants at the L-3 Communications Property:

-------------------------------------------------------------------------------------------------------------------------------
       TENANT NAME          CREDIT RATING   TENANT NRSF   % OF       ANNUALIZED      % OF TOTAL     ANNUALIZED        LEASE
                                                                                     ANNUALIZED    UNDERWRITTEN
                               (FITCH/                              UNDERWRITTEN    UNDERWRITTEN     BASE RENT
                            MOODY'S/ S&P)                  NRSF     BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------

L-3 Communications          BBB-/Ba3/BBB-      717,638        80%    $7,289,170            76%           $10.16     Various(1)
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
Unisys Corporation           BB+/Ba3/BB-       155,000        17%    $2,135,832            22%           $13.78    12/31/2006
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
United States Postal         AAA/Aa3/AAA        28,750         3%      $180,000             2%            $6.26    03/31/2009
Service
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------
TOTAL/WEIGHTED AVERAGE                         901,388       100%    $9,605,002           100%           $10.66
--------------------------- --------------- ------------- -------- ---------------- ------------- ---------------- ------------

(1)  L-3 Communications occupies their space pursuant to multiple leases with
     24,605 SF that is month-to-month, 86,866 SF expiring in 2009, 108,627 SF expiring in 2015 and 497,540 SF expiring in 2018.

         ESCROWS AND RESERVES. The L-3 Communications Borrower is required to deposit the up-front and ongoing reserves set forth in the chart above. The
TI/LC reserve shall be capped at $350,000.

         If (i) Unisys Corporation ("Unisys") does not extend its lease for at least 5 years on or before December 31, 2005 and (ii) qualified replacement leases for the entire Unisys space are not entered into by such date, then the
L-3 Communications Borrower will be required to deposit $154,000 on a monthly basis into the Unisys reserve. If the Unisys lease is so renewed or a replacement tenant is in possession of the Unisys space prior to a Unisys
Trigger Event (as defined below) the amounts on deposit in the rollover reserve will be returned to the L-3 Communications Borrower less $350,000 and less any approved leasing expenses associated with the Unisys space. If some, but not all, of the Unisys space is leased, the monthly payments of $154,000 will be reduced on a pro rata basis. The L-3 Communications Borrower will be required to deposit amounts set forth in the preceding sentence on the 102nd payment date if
(i) a Unisys Trigger Event is not in effect and (ii) the Unisys lease has been renewed or replacement tenants in possession are in effect for the Unisys space, and the remaining term of such lease(s) is less than 36 months. In addition, a full cash flow sweep will be triggered if (i) Unisys does not extend its lease for at least 5 years on or before September 5, 2006 and (ii) qualified replacement leases for the entire Unisys space are not entered into by such date. All excess cashflow will be deposited into the Unisys reserve and such sweep will cease when the Unisys lease is renewed for at least 5 years, or replacement tenants in possession are in place for all of the Unisys space, or when the amount

                                     IV-16

in the Unisys reserve is at least $2,400,000 (or a pro rata cap if some, but not all, of the Unisys space is leased). At such time as the Unisys lease is so renewed or replacement tenants are in place of all of the Unisys space, the amounts on deposit in the Unisys reserve will be returned to the L-3
Communications Borrower less $350,000 and less any approved leasing expenses associated with the Unisys space.

         Upon the occurrence of a cash sweep as described in the paragraph above, the L-3 Communications Borrower will be required to deposit on each payment date 1/12 of Mark Whiting's estimated tax liability for the upcoming calendar year based on independent CPA prepared estimates delivered to lender by
December 15th of the preceding year into the Other reserve. The lender will disburse to the L-3 Communications Borrower Mark Whiting's next due tax payment with 10 days notice. Failure of the L-3 Communications Borrower or Mark Whiting
to apply funds for such purpose shall be a recourse liability.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place for the L-3
Communications Loan. A cash management period will commence if any of the following trigger conditions occur: (a) the occurrence and continuance of a monetary default only, and terminated upon the cure of such default; (b) the
DSCR is less than or equal to 1.00x, until such time that the L-3 Property achieves a DSCR of greater than 1.00x for twelve consecutive months; or (c) a
Unisys Trigger Event occurs. The cash management period will be in place until
(i) for twelve consecutive months since the commencement of the existing cash management period (a) no default under the L-3 Communications Loan has occurred,
(b) the DSCR is at least equal to 1.05x, (ii) in the case of a Unisys Trigger
Event, the termination of such as set forth in the definition of Unisys Trigger
Event, or (iii) at any time during the continuance of a cash management period triggered solely as described in clause (a) above, the L-3 Communications
Borrower has delivered to the lender funds for deposit into a subaccount in an amount such that, when added to net operating income, a DSCR of at least 1.00x is achieved.

         A "Unisys Trigger Event" will commence upon the occurrence of both of the following: (i) Unisys has not extended on substantially the same terms and conditions as the Amended and Restated Special Net Lease by and between Unisys and the L-3 Communications Borrower, effective November 21, 2000 (the "Unisys
Lease") the Unisys space for a term of at least five years on or before
September 5, 2006, and (ii) on or before September 5, 2006, qualified replacement leases are not executed for the entire Unisys space; and shall end upon the earlier to occur of the following: (a) the Unisys Lease is renewed on substantially the same terms and conditions for a term of at least five years or replacement tenants in possession are in place for the entire Unisys space, or
(b) at such point in time as the balance in the Unisys reserve exceeds
$2,400,000. During a Unisys Trigger Event, all excess amounts will be required to be deposited into the Unisys reserve to be used for approved leasing expenses.

         PROPERTY MANAGEMENT. The L-3 Communications Property is managed by
Redford Properties III dba CB Richard Ellis, which is not an affiliate of the
L-3 Communications Borrower or the L-3 Communications Loan's sponsor.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. At any time after the
24th payment date and provided no event of default has occurred and is continuing under the L-3 Communications Loan, the L-3 Communications Borrower
will be permitted to obtain secondary financing wholly secured by a pledge and assignment of all ownership interests of or owned by the members of the L-3
Communications Borrower; provided, however, that the following pre-conditions among other things, are satisfied: (1) lender will approve the mezzanine lender and all of the terms of mezzanine loan; (2) lender and mezzanine lender will enter into a customary intercreditor agreement acceptable to lender; (3) the aggregate amount of the mezzanine loan and the L-3 Communications loan will not exceed 73% of the value of the L-3 Communications Property, as determined by lender pursuant to lender's underwriting guidelines and upon review of a then current MAI appraisal reasonably satisfactory to lender prepared by an appraiser selected by the borrower reasonably acceptable to lender and satisfying the lender's scope of work for such reports. At the L-3 Communications Borrower's election, the maximum percentage set forth in the preceding sentence may be increased to a percentage not to exceed 85%; provided, however, the interest rate will increase by 0.07% upon such the L-3 Communications Borrower election.
This additional interest will be payable to the holder of the Class EI-L3
Certificates and will not be available to make distributions to any other
Certificateholder; (4) the aggregate DSCR for the mezzanine debt and the L-3
Communications Loan, as determined by the lender in its sole discretion, is not less than 1.57x (which DSCR will not include additional cash collateral); (5)
the lender will have received a no-downgrade letter from the Rating Agencies and
(6) the L-3 Communications Borrower will pay all costs of the lender associated with the mezzanine debt.

         Notwithstanding the 24 month restriction set forth in the paragraph above, provided no event of default under the L-3 Communications Loan is continuing and all other conditions set forth in the paragraph above are complied with, the L-3 Communications Borrower will be entitled to obtain the mezzanine financing at any time during the loan term if the mezzanine financing is obtained contemporaneously with a transfer of the property.

                                     IV-17

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the L-3 Communications Loan and the L-3 Communications Property is set forth on Appendix II hereto.

                                     IV-18

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 4 - 69TH STREET PHILADELPHIA
--------------------------------------------------------------------------------

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                                     IV-19

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 4 - 69TH STREET PHILADELPHIA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                                     IV-20

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 4 - 69TH STREET PHILADELPHIA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                                     IV-21

------------------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE LOAN NO. 4 - 69TH STREET PHILADELPHIA
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------      -------------------------------------------------------------
                        LOAN INFORMATION                                                     PROPERTY INFORMATION
-----------------------------------------------------------------      -------------------------------------------------------------

ORIGINAL BALANCE:               $65,000,000                            SINGLE ASSET/PORTFOLIO:    Portfolio
CUT-OFF DATE BALANCE:           $65,000,000                            PROPERTY TYPE:             Retail
SHADOW RATING (MOODY'S/S&P):    NAP                                    PROPERTY SUB-TYPE:         Anchored
LOAN PURPOSE:                   Acquisition                            LOCATION:                  Upper Darby, PA
FIRST PAYMENT DATE:             08/05/2005                             YEAR BUILT/RENOVATED:      1927-2003/2005
INTEREST RATE:                  5.790%                                 OCCUPANCY(3):              80.6%
AMORTIZATION(1):                IO/336 months                          SQUARE FOOTAGE:            665,531
ARD:                            NAP
HYPERAMORTIZATION:              NAP
MATURITY DATE:                  07/03/2015                             THE COLLATERAL:            Seven buildings comprising a
                                                                                                  665,531 SF retail corridor known
                                                                                                  as the 69th  Street Shopping
                                                                                                  District
EXPECTED MATURITY BALANCE:      $56,081,212                            OWNERSHIP INTEREST:        Fee
SPONSOR:                        Ben Ashkenazy
INTEREST CALCULATION:           Actual/360                             PROPERTY MANAGEMENT:       AAC 69th Street Management Company
                                                                                                  LLC
CALL PROTECTION:                Lockout until 2 years after the        U/W NET OP. INCOME:        $5,965,400
                                REMIC start-up date, with U.S.
                                Treasury defeasance thereafter.
                                Prepayable without penalty from and
                                after 3/05/2015.  Partial defeasance
                                is also permitted.  See
                                "Release of Parcels" below.
LOAN PER SF:                    $97.67                                 U/W NET CASH FLOW:         $5,651,092
UP-FRONT RESERVES(2):           Tax:              $404,444             U/W OCCUPANCY:             80.6%
                                Required          $348,375
                                Repairs:
                                Insurance:        $233,370             APPRAISED VALUE:           $88,400,000
ONGOING RESERVES(2):            CapEx:            $8,700/month         CUT-OFF DATE LTV:          73.5%
                                Tax:              $77,000/month        MATURITY DATE LTV:         63.4%
                                Insurance:        $19,000/month
                                TI/LC:            $23,500/month
                                Renewal:          Springing            DSCR:                      1.48x
LOCKBOX:                        Hard                                   POST IO PERIOD DSCR:       1.20x
-----------------------------------------------------------------      -------------------------------------------------------------

-----------------------------------------------------------------      -------------------------------------------------------------

(1)  The loan is interest only for the first 24 months of the loan term, with principal and interest payments commencing on 08/05/2007. The loan amortizes on a 28 year schedule after the initial 24 month interest only period.

(2)  See "Escrows and Reserves" below.

(3)  Occupancy is based on rent roll dated 03/23/2005.

                                     IV-22

THE 69TH STREET PHILADELPHIA LOAN

         THE LOAN. The fourth largest loan (the "69th Street Philadelphia Loan")
as evidenced by a Promissory Note (the "69th Street Philadelphia") is secured by a first priority fee Mortgage, Assignment of Leases and Rents and Security
Agreement (the "69th Street Philadelphia Mortgage") encumbering the 665,531 SF shopping district known as The 69th Street Shopping District, located in Upper
Darby, Pennsylvania (the "69th Street Philadelphia Property"). The 69th Street
Philadelphia Loan was originated on June 29, 2005 by IXIS Real Estate Capital
Inc.

         THE BORROWER. The borrower is 69th Street Retail Mall L.P., a Delaware limited partnership (the "69th Street Philadelphia Borrower"). The 69th Street
Philadelphia Borrower is a single purpose, bankruptcy remote entity. Ben
Ashkenazy is the sponsor of the 69th Street Philadelphia Loan.

         THE PROPERTY. The 69th Street Philadelphia Property is located in the residential neighborhood of Upper Darby, Pennsylvania, situated on the western edge of Philadelphia. The 69th Street Philadelphia Property was constructed in phases between 1927 and 2003 and was most recently renovated in 2005. The 69th
Street Philadelphia Property consists of seven buildings comprising a 665,531 SF retail corridor. The 69th Street Philadelphia Property contains 205,467 SF of anchor space, 121,214 SF of junior anchor space, 245,734 SF of in-line space and
93,117 SF of office space. The 69th Street Philadelphia Property is situated on approximately four city blocks and includes 1,902 parking spaces. The 69th
Street Philadelphia Property is anchored by Sears and Marshall's and includes a
UA theater, Modell's, Staples and Rite Aid.

----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------

                                           ALLOCATED                    OWNERSHIP     YEAR BUILT/                    SQUARE
PROPERTY                   LOCATION       LOAN AMOUNT   PROPERTY TYPE    INTEREST      RENOVATED      OCCUPANCY     FOOTAGE
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------

10 McClatchy            Upper Darby,      $4,632,353       Retail          Fee         1927/2005           6.4%        62,579
                        PA
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
20 Penneys              Upper Darby,      $8,529,412       Retail          Fee            1950            57.4%       115,001
                        PA
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
25 East Side            Upper Darby,     $17,720,588       Retail          Fee         1927-1940,         86.2%       129,893
                        PA                                                                1980
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
30 West Side            Upper Darby,     $12,426,471       Retail          Fee         1927-1940         100.0%        74,768
                        PA
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
35 Sears Building       Upper Darby,      $5,294,118       Retail          Fee         1950-1969         100.0%       178,898
                        PA
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
40 New Strip Stores     Upper Darby,      $4,338,235       Retail          Fee            1987            93.9%        30,630
                        PA
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------
89 69th Street          Upper Darby,     $12,058,824       Retail          Fee         1967-1990,         97.9%        73,762
                        PA                                                                2003
----------------------- ---------------- -------------- -------------- ------------- --------------- ------------ -------------

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the 69th Street Philadelphia Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       YEAR             # OF        AVERAGE BASE       % OF TOTAL       CUMULATIVE % OF    % OF TOTAL BASE    CUMULATIVE % OF
                                                                                                                TOTAL BASE
                       LEASES       RENT PER SF        SQUARE FEET                         RENTAL REVENUES    RENTAL REVENUES
                       ROLLING        ROLLING            ROLLING          SF ROLLING           ROLLING            ROLLING
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------

      Vacant               0            $0.00               19%                 19%               0%                 0%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
        MTM                5           $31.51                1%                 20%               2%                 2%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2005                8           $15.85                3%                 23%               4%                 6%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2006               15           $15.72               12%                 34%              19%                25%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2007               11           $19.71                4%                 38%               8%                33%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2008                6            $5.56               27%                 66%              16%                49%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2009               11           $15.32                6%                 72%              10%                59%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2010                9           $14.45                7%                 79%              10%                69%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2011                1           $10.00                6%                 85%               6%                75%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2012                3           $10.35                5%                 90%               5%                81%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2013                1           $24.00                1%                 91%               2%                82%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
       2014                5           $19.22                6%                 96%              11%                93%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------
   2015 & Beyond           3           $17.31                4%                100%               7%               100%
-------------------- ------------ ----------------- ------------------ ------------------ ------------------ ------------------

                                     IV-23

         The following table presents certain information relating to the major tenants at the 69th Street Philadelphia Property:

---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
TENANT NAME                  CREDIT RATING     TENANT    % OF NRSF      ANNUALIZED      % OF TOTAL     ANNUALIZED      LEASE
                                                                                        ANNUALIZED    UNDERWRITTEN
                                (FITCH/                                UNDERWRITTEN    UNDERWRITTEN    BASE RENT
                              MOODY'S/S&P)      NRSF                  BASE RENT ($)      BASE RENT    ($ PER NRSF)  EXPIRATION
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------

Sears Department Store         BB/Ba1/BB+     151,505        23%         $633,291            10%          $4.18     08/16/2008
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
Marshalls (1)                   --/A3/A        40,000         6%         $400,000             6%         $10.00     10/31/2011
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
UA Theatre                      --/--/--       29,154         4%         $206,993             3%          $7.10     12/31/2012
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
TOTAL/WEIGHTED AVERAGE                        220,659        33%       $1,240,284            19%          $5.62
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------

---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
Other Tenants                     NAP         315,873        47%       $5,233,886            81%         $16.57       Various
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
Vacant Space                      NAP         128,999        19%              $0             0%          $0.00          NAP
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------
TOTAL/WEIGHTED AVERAGE                        665,531       100%       $6,474,170           100%         $12.07
---------------------------- --------------- ----------- ----------- ----------------- -------------- ------------- ------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

         ESCROWS AND RESERVES. The 69th Street Philadelphia Borrower is required to make the upfront and ongoing reserves set forth in the chart above on each month and an amount set forth in the operating budget for operating expenses.
From and after August 16, 2007, all amounts remaining in the deposit account
(after payment of debt service, reserves, mezzanine debt service and operating expenses) are to be deposited into the renewal reserve until the date on which either (A) the tenant under the Sears lease has unconditionally renewed or extended the terms thereof through August 16, 2018, at $5.80 per square foot and on terms and conditions that are satisfactory to lender in all respects or (B)
100% of the Sears space has been leased to one or more successor tenants satisfactory to the lender and provide for an initial term of not less than 10 years and which new lease is satisfactory to the lender in all respects, has been entered into in accordance with the terms of the loan agreement and the tenant has taken occupancy of the space and have commenced paying rent.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 69th Street Philadelphia Loan. The lockbox will be in place until the 69th
Street Philadelphia Loan has been paid in full.

         PROPERTY MANAGEMENT. The 69th Street Philadelphia Property is managed by AAC 69th Street Management Company LLC, a Pennsylvania limited liability company, which is an affiliate of the sponsor of the 69th Street Philadelphia
Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. On the origination date the 69th Street Philadelphia Loan, IXIS Real Estate Capital Inc. (in its
capacity as mezzanine lender, the "69th Street Philadelphia Mezzanine Lender")
made a mezzanine loan in the amount of $8,000,000 (the "69th Street Philadelphia
Mezzanine Loan") to 69th Street Mezz L.P., a Delaware limited partnership (the
"69th Street Philadelphia Mezzanine Borrower"), pursuant to Mezzanine Loan
Agreement, dated as of June 29, 2005, between the 69th Street Philadelphia
Mezzanine Borrower and the 69th Street Philadelphia Mezzanine Lender. The 69th
Street Philadelphia Mezzanine Loan matures on July 3, 2015. The 69th Street
Philadelphia Mezzanine Loan is evidenced by Promissory Note, dated June 29,
2005, and is secured, among other things, by a Pledge and Security Agreement dated June 29, 2005, pursuant to which the 69th Street Philadelphia Mezzanine
Borrower pledged as collateral all of its ownership interests in the 69th Street
Philadelphia Borrower, the general partner of the 69th Street Philadelphia
Borrower, 69th Office Owner L.P., a Delaware limited partnership and 69th Street
Office GP LLC, a Delaware limited liability company.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS. After the date that is two years after this securitization, the 69th Street Philadelphia Borrower may obtain the release of any individual property from the lien of the 69th Street Philadelphia Mortgage
(and the other related loan documents, as applicable) upon the request of the
69th Street Philadelphia Borrower, provided that certain conditions have been satisfied including the following: (a) the 69th Street Philadelphia Borrower must (a) make a partial defeasance of the principal in an amount equal to the release price which is an amount equal to the greater of (A) 89.04% of the net proceeds from the sale of such individual property and (B) 120% of the allocated loan amount for such individual property; (b) pay the excess sale proceeds, if any, to the lender whereupon the lender, for the benefit of the 69th Street
Philadelphia Borrower and

                                     IV-24

the 69th Street Philadelphia Mezzanine Lender, will immediately deposit such excess proceeds into the 69th Street Philadelphia Mezzanine Loan deposit account; (c) the 69th Street Philadelphia Borrower must pay to the lender all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the release of such individual property from the lien of the 69th Street Philadelphia loan documents and (d)
after giving effect to such release, the underwritten DSCR must be not less than the greater of (i) 1.20x and (ii) the underwritten DSCR immediately prior to such release.

         Certain additional information regarding the 69th Street Philadelphia
Loan and the 69th Street Philadelphia Property is set forth on Appendix II hereto.

                                     IV-25

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     IV-26

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                 MORTGAGE LOAN NO. 5 - EQUITABLE PLAZA BUILDING
--------------------------------------------------------------------------------

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                                     IV-27

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                 MORTGAGE LOAN NO. 5 - EQUITABLE PLAZA BUILDING
--------------------------------------------------------------------------------

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                                     IV-28

------------------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE LOAN NO. 5 - EQUITABLE PLAZA BUILDING
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------     -----------------------------------------------------------
                         LOAN INFORMATION                                                      PROPERTY INFORMATION
------------------------------- --------------------- --------------     ----------------------- ------------ ----------------------

ORIGINAL BALANCE:               $59,000,000                              SINGLE                  Single
                                                                         ASSET/PORTFOLIO:        Asset
CUT-OFF DATE BALANCE:           $59,000,000                              PROPERTY TYPE:          Office
SHADOW RATING (MOODY'S/S&P):    NAP                                      PROPERTY SUB-TYPE:      Urban
LOAN PURPOSE:                   Refinance                                LOCATION:               Los Angeles, CA
FIRST PAYMENT DATE:             11/01/2005                               YEAR BUILT/RENOVATED:   1970/1995
INTEREST RATE:                  5.000%
AMORTIZATION:                   360 months                               OCCUPANCY(2):           99.1%
ARD:                            NAP                                      SQUARE FOOTAGE:         689,258
HYPERAMORTIZATION:              NAP                                      THE COLLATERAL:         32-story multi-tenant office
                                                                                                 building
                                                                         OWNERSHIP INTEREST:     Fee
MATURITY DATE:                  10/01/2015                               PROPERTY MANAGEMENT:    Jamison Properties, Inc.
  EXPECTED MATURITY BALANCE:    $48,617,260                              U/W NET OP. INCOME:     $5,709,569
SPONSOR:                        Dr. David Y. Lee                         U/W NET CASH FLOW:      $5,036,508
INTEREST CALCULATION:           Actual/360                               U/W OCCUPANCY:          93.0%
CALL PROTECTION:                Lockout until the earlier of
                                10/01/2010 or 2 years after the REMIC
                                start-up date, with U.S. Treasury
                                defeasance thereafter. Prepayable
                                without penalty from and after
                                07/01/2015.

                                                                         APPRAISED VALUE:        $79,000,000
LOAN PER SF:                    $85.60
UP-FRONT RESERVES(1):           RE Taxes:            $491,320
                                Deferred             $9,406              CUT-OFF DATE LTV:       74.7%
                                Maintenance
ONGOING RESERVES(1):            RE Taxes:            $61,415/month       MATURITY DATE LTV:      61.5%
                                CapEx:               $11,488/month
                                Insurance:           Springing
                                TI/LC:               $62,500/month       DSCR:                   1.33x
LOCKBOX:                        Soft                                     POST IO PERIOD DSCR:    NAP
--------------------------------------------------------------------     -----------------------------------------------------------

--------------------------------------------------------------------     -----------------------------------------------------------

(1) See "Escrows and Reserves" below.

(2) Occupancy is based on rent roll dated 06/01/2005.

THE EQUITABLE PLAZA BUILDING LOAN

         THE LOAN. The fifth largest loan (the "Equitable Plaza Building Loan")
as evidenced by a Promissory Note (the "Equitable Plaza Building Note") is
secured by a first priority fee Deed of Trust, Assignment of Leases and Rents,
Security Agreement and Fixture Filing (the "Equitable Plaza Building Mortgage")
encumbering the 689,258 SF office building known as Equitable Plaza Building, located in Los Angeles, California (the "Equitable Plaza Building Property").
The Equitable Plaza Building Loan was originated on September 20, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

         THE BORROWER. The borrower is Equitable Plaza, LLC, a California limited liability company (the "Equitable Plaza Building Borrower"). The
Equitable Plaza Building Borrower is a single purpose, bankruptcy remote entity.
Dr. David Y. Lee owns directly and indirectly 35.771% of the interests in
Equitable Plaza Building Borrower. Dr. Lee currently reports ownership interests in 86 commercial real estate projects totaling in excess of 14.5 million SF located in the Los Angeles area.

                                     IV-29

         THE PROPERTY. The Equitable Plaza Building Property is located in Los
Angeles, California, at 3435 Wilshire Boulevard. The Equitable Plaza Building
Property was originally constructed in 1970 and renovated in 1995. It consists of a 689,258 SF, 32-story office building. The Equitable Plaza Building Property is situated on approximately 2.5 acres and includes 1,368 parking spaces in a five level, subterranean garage.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the Equitable Plaza Building Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              LEASES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

         Vacant               11            $0.00                1%              1%             0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
         MTM(1)               42            $8.85                2%              3%             1%                  1%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                34           $14.76               17%             19%            16%                 17%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                29           $14.52               12%             32%            12%                 29%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                30           $15.11               14%             46%            14%                 43%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                43           $16.34               26%             71%            28%                 71%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                13           $16.26                5%             76%             5%                 77%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                17           $14.71               22%             98%            22%                 98%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                 1           $14.99                0%             99%             0%                 99%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                 1           $16.80                1%            100%             1%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                 0            $0.00                0%            100%             0%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2014                 0            $0.00                0%            100%             0%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2015 & Beyond             0            $0.00                0%            100%             0%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

(1)  MTM tenants include approximately 42 storage space units which are typically leased on a MTM basis.

         The following table presents certain information relating to the major tenants at the Equitable Plaza Building Property:

------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
                           CREDIT RATING    TENANT        % OF NRSF     ANNUALIZED    % OF TOTAL     ANNUALIZED        LEASE
                                                                       UNDERWRITTEN   ANNUALIZED    UNDERWRITTEN
                              (FITCH/                                   BASE RENT    UNDERWRITTEN     BASE RENT
      TENANT NAME           MOODY'S/S&P)       NRSF                        ($)         BASE RENT    ($ PER NRSF)    EXPIRATION
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------

County of Los Angeles        A+/Aa3/A+          72,142       11%       $1,048,471            10%        $14.53      01/31/2010
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
State of California            A/A2/A           68,208       10%       $1,176,936            11%        $17.26     11/19/2008(1)
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
 TOTAL/WEIGHTED AVERAGE                        140,350       20%       $2,225,407            21%        $15.86
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------

------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
Other Tenants                   NAP            541,663       79%       $8,126,902            79%        $15.00       Various
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
Vacant Space                    NAP              7,245        1%               $0             0%         $0.00         NAP
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------
TOTAL/WEIGHTED AVERAGE                         689,258      100%       $10,352,309          100%        $15.02
------------------------- ----------------- ----------- -------------- ------------- -------------- -------------- --------------

    (1) For the State of California, based on the current leases in place,
        65,966 SF expires on 11/19/2005 and 2,242 SF expires on 03/31/2006.
        However, the Equitable Plaza Borrower and State of California are
        currently negotiating a renewal of all leases to 11/19/2008 (estimate)
        and the loan sponsor, Dr. David Y. Lee, has executed a master lease for the entire 68,208 of space leased to the State of California through
        08/31/2020 at $18.00/SF; therefore, the expiration date of the proposed lease extension with the State of California is utilized for the above chart.

         ESCROWS AND RESERVES. With respect to real estate tax, the Equitable
Plaza Building Borrower will be required to make monthly deposits for taxes in an amount equal to 1/12 of annual taxes. Upon failure of the Equitable Plaza
Borrower to maintain a blanket insurance policy, the Equitable Plaza Borrower is required to make monthly deposits of 1/12 of the estimated insurance premiums.
With respect to the TI/LC reserve, the Equitable Plaza Borrower will be required to make monthly deposits of $62,500 until funds on deposit equal $750,000.

                                     IV-30

         PROPERTY MANAGEMENT. The Equitable Plaza Building Property is managed by Jamison Properties, Inc., an affiliate of the Equitable Plaza Building
Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS. Provided that certain condition on the Deed of
Trust are satisfied, the Equitable Plaza Building Borrower may obtain a release of a designated, unimproved outparcel, without any required prepayment of the
Equitable Plaza Building Loan.

         Certain additional information regarding the Equitable Plaza Building
Loan and the Equitable Plaza Building Property is set forth on Appendix II hereto.

                                     IV-31

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     IV-32

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                  MORTGAGE LOAN NO. 6 - CENTRAL MALL FORT SMITH
--------------------------------------------------------------------------------

                         [CENTRAL MALL GRAPHIC OMITTED]

                         [CENTRAL MALL GRAPHIC OMITTED]

                                     IV-33

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                  MORTGAGE LOAN NO. 6 - CENTRAL MALL FORT SMITH
--------------------------------------------------------------------------------

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                                      IV-34

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                  MORTGAGE LOAN NO. 6 - CENTRAL MALL FORT SMITH
--------------------------------------------------------------------------------

                   [CENTRAL MALL FORT SMITH GRAPHIC OMITTED]

                                      IV-35

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 6 - CENTRAL MALL FORT SMITH
--------------------------------------------------------------------------------

--------------------------------------------------------------------  ------------------------------------------------------------
                         LOAN INFORMATION                                                PROPERTY INFORMATION
--------------------------------------------------------------------  ------------------------------------------------------------

ORIGINAL BALANCE:                $58,800,000                          SINGLE ASSET/PORTFOLIO: Single Asset
CUT-OFF DATE BALANCE:            $58,800,000                          PROPERTY TYPE:          Retail
SHADOW RATING (MOODY'S/S&P):     NAP                                  PROPERTY SUB-TYPE:      Anchored
LOAN PURPOSE:                    Acquisition                          LOCATION:               Fort Smith, AR
FIRST PAYMENT DATE:              09/05/2005                           YEAR BUILT/RENOVATED:   1972/2002
INTEREST RATE:                   5.445%                               OCCUPANCY(3):           87.1%
AMORTIZATION(1):                 IO/312 months                        SQUARE FOOTAGE:         738,111
ARD:                             NAP                                   THE COLLATERAL:        2-story 738,111 SF enclosed regional
HYPERAMORTIZATION:               NAP                                                          mall with three anchor tenants (JC
MATURITY DATE:                   08/05/2015                                                   Penney, Dillards (not part of the
EXPECTED MATURITY BALANCE:       $51,920,921                                                  collateral), and Sears, and one
SPONSOR:                         Greg Greenfield &                                            major tenant (Dillards Men's Store)
                                 Associates, Ltd.
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Lockout until 2 years after the      OWNERSHIP INTEREST:     Fee
                                 REMIC start-up date with US Treasury
                                 defeasance thereafter. Prepayable    PROPERTY MANAGEMENT:    Jones Lang LaSalle
                                 without penalty from and after
                                 05/05/2015.
LOAN PER SF:                     $79.66
UP-FRONT RESERVES(2):            Insurance:         $46,806           U/W NET OP. INCOME:     $5,590,245
                                 Deferred           $10,000           U/W NET CASH FLOW:      $5,226,487
                                 Maintenance:                         U/W OCCUPANCY:          85.0%
                                 TI/LC:             $206,000
                                 Environmental:     $10,000
                                 Accretive          $800,000
                                 Leasing:                             APPRAISED VALUE:        $74,400,000
ONGOING RESERVES(2):             Cap Ex:            $12,302/month
                                 RE Tax:            $30,500/month     CUT-OFF DATE LTV:       79.0%
                                 Insurance:         $10,000/month     MATURITY DATE LTV:      69.8%
                                 TI/LC:             $30,000/month
                                 Anchor Store/      Springing
                                 DSCR Reserve:                        DSCR:                   1.61x
LOCKBOX:                         Hard
                                                                      POST IO PERIOD DSCR:    1.23x

--------------------------------------------------------------------  ------------------------------------------------------------

(1)  The loan is interest only for the first 49 months of the loan term, with principal and interest payments commencing on 10/05/2009. The loan amortizes on a 26 year schedule after the initial 49 month interest only period.

(2)  See "Escrows and Reserves" below.

(3)  Occupancy is based on rent roll dated 06/01/2005.

                                      IV-36

THE CENTRAL MALL FORT SMITH LOAN

         THE LOAN. The sixth largest loan (the "Central Mall Fort Smith Loan")
as evidenced by the Promissory Note is secured by a first priority fee Deed of
Trust, Assignment of Leases and Rents and Security Agreement (the "Central Mall
Fort Smith Mortgage") encumbering the 738,111 SF enclosed regional shopping center known as the Central Mall, located in Fort Smith, Arkansas (the "Central
Mall Fort Smith Property"). The Central Fort Smith Loan was originated on July
28, 2005 by or on behalf of IXIS Real Estate Capital Inc.

         THE BORROWER. The borrower is Fort Smith Mall Partners, L.P., a
Delaware limited partnership (the "Central Mall Fort Smith Borrower"). The
Central Mall Fort Smith Borrower is a single purpose, bankruptcy remote entity owned in part and controlled by Gregory Greenfield & Associates, Ltd. Greenfield
is a limited partner of Central Mall Fort Smith Borrower and the sole member of
GG&A Fort Smith, LLC, the general partner.

         THE PROPERTY. The Central Mall Fort Smith Property is located at the intersection of two major thoroughfares: Rogers Avenue and Waldron Road in Fort
Smith, AK. The Central Mall Fort Smith Property is located near a number of big-box stores and community shopping centers with national tenants including
Circuit City, Old Navy, Wal Mart, TJ Maxx, Kohl's, Office Depot and K-Mart. The
nearest enclosed mall is approximately 55 miles away. The Central Mall Fort
Smith Property was originally constructed in 1972 and renovated in 2002. It consists of a 738,111 SF two story, (with three anchors) enclosed regional shopping center. The property comprises 350,641 SF of owned anchor space,
241,157 SF of in-line space, an 18,661 SF food court and 126,931 SF of office space. The Central Mall Fort Smith Property is situated on approximately 54.4 acres and includes 4,721 parking spaces. The Central Mall Fort Smith Property is anchored by J.C. Penney, Sears, Dillards and Dillards Men's Store. The Dillards
store is owned by Dillards and is not part of the collateral for the Central
Mall Fort Smith Loan.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the Central Mall Fort Smith Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             LEASE ROLLOVER SCHEDULE
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
                                                                                                              CUMULATIVE % OF
                         # OF        AVERAGE BASE       % OF TOTAL                         % OF TOTAL BASE      TOTAL BASE
                        LEASES       RENT PER SF       SQUARE FEET      CUMULATIVE % OF    RENTAL REVENUES    RENTAL REVENUES
        YEAR            ROLLING        ROLLING           ROLLING          SF ROLLING           ROLLING            ROLLING
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------

       Vacant            23              $0.00              13%                  13%              0%                  0%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        MTM              33              $5.90               4%                  17%              3%                  3%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2005             6              $17.65               1%                  18%              3%                  6%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2006             20              $5.66              21%                  39%             17%                 24%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2007             13              $2.61              35%                  73%             13%                 37%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2008             12             $10.07               9%                  82%             13%                 50%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2009             9              $18.87               3%                  85%             10%                 60%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2010             8              $16.29               2%                  88%              6%                 66%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2011             2              $11.64               2%                  90%              3%                 69%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2012             7              $19.62               2%                  92%              6%                 75%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2013             7              $23.13               2%                  94%              6%                 81%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
        2014             4              $16.13               2%                  96%              5%                 87%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------
   2015 & Beyond         6              $22.39               4%                 100%             13%                100%
--------------------- ------------ ----------------- ----------------- ------------------ ------------------ ------------------

                                      IV-37

         The following table presents certain information relating to the major tenants Central Mall Fort Smith property:

-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
                                                                                   % OF TOTAL     ANNUALIZED
                          CREDIT RATING                           ANNUALIZED       ANNUALIZED    UNDERWRITTEN
                           (FITCH/         TENANT      % OF      UNDERWRITTEN     UNDERWRITTEN    BASE RENT         LEASE
       TENANT NAME         MOODY'S/S&P      NRSF       NRSF     BASE RENT ($)      BASE RENT     ($ PER NRSF)    EXPIRATION
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------

JC Penney                  BB+/Ba1/BB+      207,218      28%       $296,322               6%          $1.43      04/30/2007
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
Sears                       BB/Ba1/BB+      107,643      15%       $101,724               2%          $0.95      08/31/2006
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
Dillards Men's Store        BB-/B2/BB        35,780       5%       $187,845               4%          $5.25      02/02/2008
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
TOTAL/WEIGHTED AVERAGE                      350,641      48%       $585,891              12%          $1.67
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------

-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
Other Tenants                  NAP          291,889      40%     $4,393,343              88%         $15.05        Various
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
Vacant Space                   NAP           95,581      13%             $0               0%          $0.00          NAP
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------
TOTAL/WEIGHTED AVERAGE                      738,111     100%     $4,979,233           100.0%          $7.75
-------------------------- ------------- ----------- --------- ----------------- --------------- ------------- ----------------

         ESCROWS AND RESERVES. The borrower is required to deposit the up-front and ongoing reserves set forth in the chart above. Commencing on the payment date immediately following the occurrence of an Anchor Store/DSCR Trigger Event
(as defined below), the Central Mall Fort Smith Borrower will be required to pay the lender on each payment date all amounts that the Central Mall Fort Smith
Borrower would otherwise be entitled to after making all payments required under the loan agreement related to the Central Mall Forth Smith Loan. All funds on deposit in the Anchor Store/DSCR Reserve after payment of all approved anchor expenses will be held by the lender as additional cash collateral for the
Central Mall Forth Smith Loan.

         An "Anchor Store/DSCR Trigger Event" will occur when (i) any anchor store does not remain open for business or operate its store in its ordinary manner for conduct of business (other than for the purpose of renovating or refixturing its premises for a period not to exceed 180 days) and (ii) Central
Mall Fort Smith Borrower fails to maintain DSCR of at least 1.10x.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Central Mall Fort Smith Loan. A cash management period will commence upon the lender giving notice to the clearing bank of the occurrence of any of the following: (i) the stated maturity date, (ii) a default or an event of default under the Central Mall Fort Smith Loan, (iii) the finding by the lender that less than 95% of the rents have been deposited into the clearing account for any calendar month, (iv) the failure by the Central Mall Fort Smith Borrower, after the end of a calendar quarter, to maintain the DSCR of at least 1.05x or (v) an
Anchor Store/DSCR Trigger Event; and shall end upon the lender giving notice to the clearing bank that the sweeping of funds into the deposit account may cease, which notice the lender shall only be required to give if with respect to clause
(iv) above only, for twelve consecutive months since the commencement of the existing cash management period (a) the DSCR is at least equal to 1.10x or (b)
with respect to clause (v) above only, on the Anchor Store/DSCR Termination Date with respect to the applicable Anchor Store/DSCR Trigger Event.

         PROPERTY MANAGEMENT. The Central Mall Fort Smith Property is managed by
Jones Lang LaSalle Americas, Inc., a Maryland corporation, unaffiliated with the
Central Mall Fort Smith Borrower and Greenfield.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS. The Central Mall Fort Smith Borrower is permitted to acquire anchor property in close proximity to the Central Mall Fort Smith
Property. After acquisition of any anchor property, in the event that the
Central Mall Fort Smith Borrower desires to sell or convey such anchor property, lender shall release from the lien of the Central Mall Fort Smith Mortgage such anchor property proposed to be released, provided that, among other things, no event of default under the Central Mall Fort Smith Loan is continuing.

         Certain additional information regarding the Central Mall Fort Smith
Loan and the Central Mall Fort Smith Property is set forth on Appendix II hereto.

                                      IV-38

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7- KEY WEST HILTON RESORT
--------------------------------------------------------------------------------

                    [KEY WEST HILTON RESORT GRAPHIC OMITTED]

                    [KEY WEST HILTON RESORT GRAPHIC OMITTED]

                    [KEY WEST HILTON RESORT GRAPHIC OMITTED]

                    [KEY WEST HILTON RESORT GRAPHIC OMITTED]

                                      IV-39

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7- KEY WEST HILTON RESORT
--------------------------------------------------------------------------------

                    [KEY WEST HILTON RESORT GRAPHIC OMITTED]

                                      IV-40

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7- KEY WEST HILTON RESORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------   -------------------------------------------------------------
                         LOAN INFORMATION                                                    PROPERTY INFORMATION
--------------------------------------------------------------------   -------------------------------------------------------------

ORIGINAL BALANCE:                 $50,000,000                          SINGLE ASSET/PORTFOLIO: Single Asset

                                                                       PROPERTY TYPE:          Hospitality

CUT-OFF DATE BALANCE:             $49,940,806                          PROPERTY SUB-TYPE:      Full Service

                                                                       LOCATION:               Key West, FL
SHADOW RATING (MOODY'S/S&P):      NAP
                                                                       YEAR BUILT:             1995

LOAN PURPOSE:                     Refinance                            OCCUPANCY(2):           78.9%

                                                                       ROOMS:                  178
FIRST PAYMENT DATE:               10/01/2005
                                                                       THE COLLATERAL:         178 room resort style hotel

INTEREST RATE:                    5.080%                               OWNERSHIP INTEREST      Fee

                                                                        PROPERTY MANAGEMENT:   Peninsular Management Corp.
AMORTIZATION:                     360 months
                                                                       U/W NET OP. INCOME:     $7,897,790

ARD:                              NAP                                  U/W NET CASH FLOW:      $6,997,837

                                                                       U/W OCCUPANCY:          78.9%
HYPERAMORTIZATION:                NAP
                                                                       APPRAISED VALUE:        $83,000,000

MATURITY DATE:                    09/01/2015                           CUT-OFF DATE LTV:       60.2%

                                                                       MATURITY DATE LTV:      49.8%
EXPECTED MATURITY BALANCE:        $41,299,026
                                                                       DSCR:                   2.15x
                                                                       POST IO PERIOD DSCR:    NAP
SPONSOR:                          Ocean Properties
                                  Ltd.

INTEREST CALCULATION:             Actual/360

CALL PROTECTION:                  Lockout until 09/01/2010 with
                                  yield maintenance premium
                                  thereafter. Prepayable without
                                  penalty from and after 06/01/2015.

LOAN PER ROOM:                    $280,566

UP-FRONT RESERVES(1):             RE Taxes:       $336,547

ONGOING RESERVES(1):              RE Taxes:       $30,595/month
                                  FF&E:           $74,996/month
                                  Insurance:      Springing
LOCKBOX:                          None
-------------------------------------------------------------------- ---------------------------------------------------------------

(1) See "Escrows and Reserves" below.

(2) Occupancy is based on financial statement dated 04/30/2005.

THE KEY WEST HILTON RESORT LOAN

         THE LOAN. The seventh largest loan (the "Key West Hilton Resort Loan")
as evidenced by the Amended and Restated Promissory Note (the "Key West Hilton
Resort Note") is secured by a first priority fee Amended and Restated Mortgage and Security Agreement (the "Key West Hilton Resort Mortgage") encumbering the
178 room hotel known as the Key West Hilton Resort, located in Key West, Florida
(the "Key West Hilton Resort Property"). The Key West Hilton Resort Property
Loan was originated on September 1, 2005 by or on behalf of Morgan Stanley
Mortgage Capital Inc.

         THE BORROWER. The borrower is Tannex Development Corp., a Florida corporation (the "Key West Hilton Resort Borrower"). The Key West Hilton Resort
Borrower is a single purpose, bankruptcy remote entity controlled by Tankey
Corporation, a Florida corporation, which is an affiliate of Ocean Properties,
Ltd., and is wholly-owned, directly, in equal percentages by Michael P. Walsh,
Mark T. Walsh, William J. Walsh, Patrick F. Walsh and Suzanne W. Lanigan. Ocean
Properties, Ltd. operates approximately 100 hotels under the AmeriSuites,
Hilton, Holiday Inn, Marriott and Sheraton brands.

                                      IV-41

         THE PROPERTY. The Key West Hilton Resort Property is located in Key
West, Florida. The Key West Hilton Resort Property was originally constructed in
1995. It consists of a 169,428 SF, three-story, 178-room resort-style hotel. The
Key West Hilton Resort Property is situated on approximately four acres and includes 350 parking spaces. In addition to the guest rooms, the improvements include 6,622 SF of flexible meeting and banquet space, 20,817 SF of retail space fronting the waterway, a restaurant, lounges, a health club, outdoor swimming pool, and jacuzzi.

              --------------------------------------------------------------------------------------------------
                                     SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR AND REVPAR
              --------------------------------------------------------------------------------------------------
                                            COMPETITIVE SET(1)                      SUBJECT PROPERTY
              --------------------- ------------------------------------ ---------------------------------------
                      YEAR          OCCUPANCY       ADR        REVPAR     OCCUPANCY       ADR         REVPAR
              --------------------- ----------- ------------ ----------- ------------ ------------ -------------

                      2002            79.5%       $202.70     $161.13       79.3%       $257.94      $204.49
              --------------------- ----------- ------------ ----------- ------------ ------------ -------------
                      2003            83.2%       $202.36     $168.45       83.2%       $254.73      $211.98
              --------------------- ----------- ------------ ----------- ------------ ------------ -------------
                      2004            80.7%       $222.56     $179.69       79.6%       $287.78      $229.19
              --------------------- ----------- ------------ ----------- ------------ ------------ -------------
                T-12 April 2005       80.3%       $230.71     $186.01       78.9%       $294.46      $232.37
              --------------------- ----------- ------------ ----------- ------------ ------------ -------------

                  (1) The above table is based on data provided by a Smith Travel Research report for the competitive set.

         ESCROWS AND RESERVES. With respect to real estate taxes, the Key West
Hilton Resort Borrower will be required to make monthly deposits for taxes in an amount equal to 1/12 of annual taxes. In the event that the Key West Hilton
Resort Borrower maintains coverage under a blanket policy, the Key West Hilton
Resort Borrower will not be required to make monthly payments into the insurance reserve account. With respect to the FF&E reserve, the Key West Hilton Resort
Borrower is required to make monthly deposits of $74,996 into the FF&E reserve account, which are adjusted annually based on 4% of gross revenue for preceding
12 months (capped at $400,000).

         LOCKBOX AND CASH MANAGEMENT. No lockbox is in place for the Key West
Hilton Resort Loan.

         PROPERTY MANAGEMENT. The Key West Hilton Resort Property is managed by
Peninsular Management Corp., an affiliate of the Key West Hilton Resort
Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Key West Hilton Resort
Loan and the Key West Hilton Resort Property is set forth on Appendix II hereto.

                                      IV-42

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 8 - SIX PENN CENTER
--------------------------------------------------------------------------------

[SIX PENN CENTER GRAPHIC OMITTED]

[SIX PENN CENTER GRAPHIC OMITTED]

                                      IV-43

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 8 - SIX PENN CENTER
--------------------------------------------------------------------------------

                           [SIX PENN CENTER GRAPHIC OMITTED]

                                      IV-44

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 8 - SIX PENN CENTER
--------------------------------------------------------------------------------

---------------------------------------------------------------------- -------------------------------------------------------------
                        LOAN INFORMATION                                                    PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------

ORIGINAL BALANCE:               $49,000,000                            SINGLE                Single Asset
                                                                       ASSET/PORTFOLIO:
CUT-OFF DATE BALANCE:           $49,000,000                            PROPERTY TYPE:        Office
SHADOW RATING (MOODY'S/S&P):    NAP                                    PROPERTY SUB-TYPE:    Urban
FIRST PAYMENT DATE:             08/01/2005                             LOCATION:             Philadelphia, PA
LOAN PURPOSE:                   Acquisition                            YEAR                  1957/1999
                                                                       BUILT/RENOVATED:
INTEREST RATE:                  5.060%                                 OCCUPANCY(3):         99.2%
AMORTIZATION(1):                IO/360 months                          SQUARE FOOTAGE:       302,700
ARD:                            NAP                                    THE COLLATERAL:       19-story Class A office building
HYPERAMORTIZATION:              NAP                                    OWNERSHIP              Fee
                                                                       INTEREST(4):
MATURITY DATE:                  07/01/2014                             PROPERTY MANAGEMENT:  Pitcairn Properties Management Company,
                                                                                             LLC, a Pennsylvania limited liability
                                                                                             company
EXPECTED MATURITY BALANCE:      $43,520,381
SPONSORS:                       Joseph Fox; Brendan Mullinix
INTEREST CALCULATION:           Actual/360                             U/W NET OP. INCOME:   $4,833,423
CALL PROTECTION:                Lockout until the earlier of           U/W NET CASH FLOW:    $4,413,426
                                06/27/2009 or 2 years after the
                                REMIC start-up date, with U.S.          U/W OCCUPANCY:       95.0%
                                Treasury defeasance thereafter.
                                Prepayable without penalty from        APPRAISED VALUE:       $70,000,000
                                and after 04/01/2014.                  CUT-OFF DATE LTV:     70.0%

                                                                       MATURITY DATE LTV:    62.2%
LOAN PER SF:                    $161.88
UP-FRONT RESERVES(2):           Deferred           $179,375
                                Maintenance:                           DSCR:                 1.76x
                                RE Tax:            $474,605            POST IO PERIOD DSCR:  1.39x
ONGOING RESERVES(2):            RE Taxes:          $83,742/month
                                CapEx:             $537/month
                                Redecoration       Springing
                                Reserve:
                                TI/LC:             Springing
LOCKBOX:                        Hard
---------------------------------------------------------------------- -------------------------------------------------------------

(1)  The loan is interest only for the first 24 months of the loan term, with principal and interest payments commencing on 08/01/2007. The loan amortizes on a 30 year schedule after the initial 24 month interest only period.

(2)  See "Escrows and Reserves" below.

(3)  Occupancy is based on rent roll dated 06/23/2005.

(4)  The Six Penn Center Borrower owns a leasehold interest in the Six Penn
     Center Property, however the fee owner has also mortgaged its fee interest in the Six Penn Center Property as accommodation to the Six Penn Center
     Borrower.

THE SIX PENN CENTER LOAN

         THE LOAN. The eighth largest loan (the "Six Penn Center Loan") as evidenced by a Promissory Note (the "Six Penn Center Note") is secured by a first priority fee Deed of Trust and security agreement (the "Six Penn Center
Mortgage") encumbering the Six Penn Center Borrower's leasehold interest, and the fee interest of the ground lessor, Six Penn Center Associates ("Ground
Lessor"), in the real property known as Six Penn Center located in Philadelphia,
Pennsylvania (the "Six Penn Center Property"). The Six Penn Center Loan was
originated on June 27, 2005 by or on behalf of Morgan Stanley Mortgage Capital
Inc.

                                      IV-45

         THE BORROWER. The borrower is 1701 Market Associates L.P., a Delaware limited partnership (the "Six Penn Center Borrower"). The Six Penn Center
Borrower is a single purpose, bankruptcy remote entity controlled by Lexington
Corporate Properties Trust and Pitcairn Properties Holdings, Inc.

         THE PROPERTY. The Six Penn Center Property is a 302,700 SF office complex in Philadelphia, Pennsylvania, comprised of a 19-story high-rise building, with 3 floors of parking. Approximately 13,268 SF of ground floor space is retail use. The Six Penn Center Property was originally built in 1957 and redeveloped to Class A standards in 1999. The property is situated on approximately 1.1 acres and includes 194 parking spaces.

         ESCROWS AND RESERVES. With respect to the redecoration reserve, the Six
Penn Center Borrower will be required to either (i) deliver a letter of credit
60 days prior to August 1, 2007 to the lender in the amount of $962,460, to be applied toward the payment of the redecorating allowance due to MLB (as defined below) on January 31, 2009 or (ii) commencing on August 1, 2007 through January
1, 2009, make monthly deposits for the redecoration allowance in an amount equal to $53,470 (capped at $962,460).

         With respect to the real estate tax reserve account, the Six Penn
Center Borrower will be required to make monthly deposits in an amount equal to
$83,742. In the event that Morgan Lewis & Bockius ("MLB") terminates its lease with respect to one or two floors of the space that it is currently occupying
(the "MLB Contraction Space"), the Six Penn Center Borrower is required to deposit with the lender a termination fee to be used for any future tenant improvements and leasing commissions that may be incurred with respect to such space. The Six Penn Center Borrower is required to deliver a letter of credit on
December 1, 2010 to the lender in the amount of $6,000,000. If such letter of credit is not delivered commencing on February 1, 2011, with respect to each monthly payment thereafter, excess cash flow on deposit in the deposit account
(capped at $6,000,000) will be deposited in the MLB reserve, in either case, to be held as additional collateral for the Six Penn Center Loan.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the Six Penn Center Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              LEASES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

         Vacant                 2            $0.00              1%             1%                0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2005                  0            $0.00              0%             1%                0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2006                  0            $0.00              0%             1%                0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2007                  0            $0.00              0%             1%                0%                  0%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2008                  1           $34.00              1%             1%                1%                  1%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2009                  1           $40.00              2%             3%                4%                  6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2010                  0            $0.00              0%             3%                0%                  6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2011                  0            $0.00              0%             3%                0%                  6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2012                  0            $0.00              0%             3%                0%                  6%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2013                  2           $28.00              1%             4%                2%                  8%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
          2014                  3           $15.41             96%           100%               92%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
     2015 & Beyond              0            $0.00              0%           100%                0%                100%
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

                                      IV-46

         The following table presents certain information relating to the major tenants:

------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------
                           CREDIT RATING    TENANT    % OF NRSF    ANNUALIZED      % OF TOTAL      ANNUALIZED       LEASE
                                                                                   ANNUALIZED     UNDERWRITTEN
                              (FITCH/                             UNDERWRITTEN    UNDERWRITTEN      BASE RENT
TENANT NAME                 MOODY'S/S&P)      NRSF                BASE RENT ($)     BASE RENT     ($ PER NRSF)    EXPIRATION
------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------

Morgan Lewis & Bockius        --/--/--       289,432     96%                           92%           $15.41     01/31/2014(1)
                                                                    $4,459,127
------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------
TOTAL/WEIGHTED AVERAGE                       289,432     96%        $4,459,127         92%           $15.41
------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------

------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------
Other Tenants                   NAP           10,926      4%          $379,374          8%           $34.72        Various
------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------
Vacant Space                    NAP            2,342      1%                $0          0%            $0.00          NAP
------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------
TOTAL/WEIGHTED AVERAGE                       302,700    100%        $4,838,501        100%           $15.98
------------------------- ----------------- --------- ---------- -------------- ---------------- -------------- ---------------

     (1) The largest tenant, Morgan Lewis & Bockius, occupies a total of 289,432
         SF under three separate leases, which all expire on 01/31/2014. The rents payable under the three leases total $15.41/SF on a weighted average basis.

         GROUND LEASE. The Six Penn Center Borrower's interest in the Six Penn
Center Property consists of a leasehold interest created under a ground lease
(the "Six Penn Center Ground Lease") with the Ground Lessor. However, the Ground
Lessor mortgaged its fee interest in the Six Penn Center Property to the lender, thereby creating a fee mortgage.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Six Penn Center Loan. The lockbox will be in place until the Six Penn Center
Loan has been paid in full.

         PROPERTY MANAGEMENT. The Six Penn Center Property is managed by
Pitcairn Properties Management Company, LLC, an affiliate of the Six Penn Center
Borrower.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). There is an
additional $17,000,000 of unsecured subordinate debt evidenced by two separate subordinate notes of $2,125,000 and $14,875,000 respectively. The subordinate notes are held by the general partner and limited partner of the Six Penn Center
Borrower. The subordinate notes mature on the earlier of December 31, 2016 or a loan transfer event.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the Six Penn Center Loan and the Six Penn Center Property is set forth on Appendix II hereto.

                                      IV-47

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-48

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - 606 OLIVE STREET
--------------------------------------------------------------------------------

                       [606 OLIVE STREET GRAPHIC OMITTED]

                                      IV-49

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9- 606 OLIVE STREET
--------------------------------------------------------------------------------

                       [606 OLIVE STREET GRAPHIC OMITTED]

                                      IV-50

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 - 606 OLIVE STREET
--------------------------------------------------------------------------------

-------------------------------------------------------------------     ------------------------------------------------------------
                         LOAN INFORMATION                                                    PROPERTY INFORMATION
------------------------------- -------------------- --------------     ----------------------- ------------ -----------------------

ORIGINAL BALANCE:               $40,000,000                             SINGLE                  Single
                                                                        ASSET/PORTFOLIO:        Asset
CUT-OFF DATE BALANCE:           $39,913,438                             PROPERTY TYPE:          Office
SHADOW RATING (MOODY'S/S&P):    NAP                                     PROPERTY SUB-TYPE:      Urban
LOAN PURPOSE:                   Refinance
FIRST PAYMENT DATE:             09/05/2005                              LOCATION:               Los Angeles, CA
INTEREST RATE:                  5.225%                                  YEAR BUILT/RENOVATED:   1967/1989
AMORTIZATION:                   360 months                              OCCUPANCY(2):           99.0%
ARD:                            NAP                                     SQUARE FOOTAGE:         285,139 SF
HYPERAMORTIZATION:              NAP                                     THE COLLATERAL:         24-story office building

MATURITY DATE:                  08/05/2015
EXPECTED MATURITY BALANCE:      $33,123,841                             OWNERSHIP INTEREST:     Fee
SPONSORS:                       Haroon Hanasab, Moosa Hanasab and       PROPERTY                Charles Dunn Real Estate Services,
                                Yehouda Hanasab                         MANAGEMENT:             LLC.
INTEREST CALCULATION:           Actual/360                              U/W NET OP. INCOME:     $4,024,759
CALL PROTECTION:                Lockout until 2 years after the         U/W NET CASH FLOW:      $3,653,606
                                REMIC start-up date with US Treasury
                                defeasance thereafter. Prepayable
                                without penalty from and
                                after 05/05/2015.
                                                                         U/W OCCUPANCY:          93.7%

LOAN PER SF:                    $139.98                                  APPRAISED VALUE:        $53,000,000
UP-FRONT RESERVES(1):           RE Taxes:            $210,527           CUT-OFF DATE LTV:       75.3%
                                Insurance:           $34,000            MATURITY DATE LTV:      62.5%
                                City National        $2,000,000
                                Reserve:
ONGOING RESERVES(1):            TI/LC:               $32,825/month
                                RE Tax:              $35,088/month
                                Insurance:           $4,250/month
                                CapEx:               $4,752/month       DSCR:                   1.38x
LOCKBOX:                        Springing Hard                          POST IO PERIOD DSCR:    NAP
-------------------------------------------------------------------     ------------------------------------------------------------

-------------------------------------------------------------------     ------------------------------------------------------------

(1) See "Escrows and Reserves" below.

(2) Occupancy is based on rent roll dated 06/01/2005.

THE 606 OLIVE STREET LOAN

         THE LOAN. The ninth largest loan (the "606 Olive Street Loan") as evidenced by the Promissory Note (the "606 Olive Street Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "606 Olive Street Mortgage") encumbering the
285,139 SF office property known as 606 Olive Street, located in Los Angeles,
California (the "606 Olive Street Property"). The 606 Olive Street Loan was
originated on July 7, 2005 by or on behalf of IXIS Real Estate Capital Inc.

         THE BORROWER. The borrower is 606 Olive LLC, a California limited liability company (the "606 Olive Street Borrower") that owns no material asset other than the 606 Olive Street Property and related interests. Haroon Hanasab,
Moosa Hanasab, and Yehouda Hanasab are the sponsors.

                                      IV-51

         THE PROPERTY. The 606 Olive Street Property is located at 606 South
Olive Street, Los Angeles, California between W. 6th and W. 7th Streets. The 606
Olive Street Property is located in the jewelry district submarket of the Los
Angeles CBD. Due to the lack of available space in the jewelry mart on Hill
Street, the jewelry district sub-market has been expanding onto Olive Street into historically traditional office buildings. 606 Olive Street is one such building that has been leasing to jewelry tenants as office tenants' leases expire. The 606 Olive Street Property was originally constructed in 1967 and most recently renovated in 1989. It consists of a 285,139 SF, twenty-four story office property. The 606 Olive Street Property is situated on approximately 0.5 acres and includes 318 parking spaces.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the 606 Olive Street Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------
                                         AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             # OF        RENT PER SF      SQUARE FEET    OF SF ROLLING   RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              LEASES         ROLLING          ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- --------------- -------------- ------------------ -------------------

         Vacant                 1              $0.00              0%            0%                0%                 0%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          MTM                   7             $21.73              6%            6%                7%                 7%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2005                  1              $0.00              0%            6%                0%                 7%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2006                 13             $15.50             34%           41%               26%                33%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2007                  0              $0.00              0%           41%                0%                33%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2008                  6             $23.60              4%           44%                4%                37%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2009                  6             $22.87             46%           91%               53%                90%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2010                  6             $17.94              4%           95%                4%                93%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2011                  1             $23.10              3%           98%                3%                97%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2012                  0              $0.00              0%           98%                0%                97%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2013                  0              $0.00              0%           98%                0%                97%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
          2014                  2             $33.67              1%           99%                2%                99%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------
     2015 & Beyond              1             $21.00              1%          100%                1%               100%
------------------------- ------------- ----------------- --------------- -------------- ------------------ ------------------

         The following table presents certain information relating to the major tenants at the 606 Olive Street Property:

--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
       TENANT NAME           CREDIT RATING   TENANT     % OF        ANNUALIZED      % OF TOTAL     ANNUALIZED       LEASE
                                                                                    ANNUALIZED    UNDERWRITTEN
                                (FITCH/                            UNDERWRITTEN    UNDERWRITTEN   BASE RENT ($
                             MOODY'S/S&P)      NRSF       NRSF     BASE RENT ($)    BASE RENT      PER NRSF)     EXPIRATION
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------

City National Bank             A-/A2/A-        106,226       37%     $1,722,540           30%        $16.22      Various(1)
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
General Services              AAA/Aa3/AAA       95,944       34%     $2,330,088           40%        $24.27      Various(2)
Administration
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
ACS State & Local              --/--/--         26,071        9%       $545,148            9%        $20.91       4/30/2009
Solutions
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
TOTAL/WEIGHTED AVERAGE                         228,291       80%     $4,597,776           80%        $20.14
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------

--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
Other Tenants                     NAP           56,132       20%     $1,167,120           20%        $20.79        Various
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
Vacant Space                      NAP              716        0%             $0            0%         $0.00          NAP
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------
TOTAL/WEIGHTED AVERAGE                         285,139      100%     $5,764,896          100%        $20.27
--------------------------- ---------------- ---------- --------- ---------------- ------------- --------------- ------------

(1)  City National Bank occupies their space pursuant to multiple leases with
     75,186 SF expiring 12/31/2006, 22,402 SF expiring 11/10/2009, and 8,638 SF expiring 12/31/2011.

(2)  General Services Administration occupies their space pursuant to multiple leases with 14,514 SF expiring 07/01/2005 and 81,480 SF expiring
     10/22/2009.

                                      IV-52

         ESCROWS AND RESERVES. The 606 Olive Street Borrower is required to deposit the upfront and ongoing reserves set forth in the chart above.

         The 606 Olive Street Borrower has deposited with the lender $2,000,000 which the lender transferred into the City National reserve and such amount will be held as additional collateral and security for the 606 Olive Street Loan. Up to $1,000,000 of the amounts held in the City National reserve shall, so long as no event of default has occurred and is continuing under the 606 Olive Street
Loan beyond the applicable cure period, if any, be allocated for payment of the monthly debt service payment amount to lender if property-generated revenues are insufficient to make such payments. Once the 606 Olive Street Borrower has (i)
delivered to the lender fully executed replacement leases for 50% of the total space at the 606 Olive Street Property currently leased by City National Bank
("CNB") under that certain lease dated September 30, 1996 and as amended from time to time (the "CNB Space") and (ii) each tenant under the executed replacement leases for the CNB space (a) has accepted possession of and is in occupancy of each of their respective spaces, (b) has commenced the payment of rent under such replacement leases and (c) has delivered an executed estoppel to lender in form wholly acceptable to lender, that all the 606 Olive Street
Borrower obligations with respect to tenant improvements have been fulfilled and that such tenant is not then enjoying any rent abatement or leasing concessions, the lender shall, so long as no event of default under the 606 Olive Street Loan is continuing beyond the applicable cure period, if any, return 50% of the amount then on deposit in the City National reserve to the 606 Olive Street
Borrower. Once the 606 Olive Street Borrower has (a) delivered to the lender fully executed replacement leases for 75% of the total CNB space and (b) each of the provisions of clause (ii) above are satisfied, lender shall return an additional 50% of the amount then on deposit in the City National reserve to the
606 Olive Street Borrower. Provided that no event of default under the 606 Olive
Street Loan has occurred and is continuing beyond the applicable cure period, if any, the remaining amount on deposit in the City National reserve shall be returned to the 606 Olive Street Borrower upon satisfaction of either of the following conditions: (1) the 606 Olive Street Borrower has delivered to lender fully executed replacement leases for 100% of the CNB space, and each of the foregoing provisions of clause (ii) above has been satisfied, and the rents attributable to the CNB Space are at least $1,347,744; or (2) the 606 Olive
Street Property has achieved 90% total occupancy by tenants in place, open for business and paying full rent and the rents attributable to the CNB space are at least $1,347,744.

         A replacement lease shall mean a lease for all or a portion of the CNB space, which when aggregated with all other replacement leases causes the average square footage base rent payable for the CNB Space to equal or exceed
$18.00 per square foot, and which otherwise complies in all respects with the lease requirements of the loan agreement.

         The 606 Olive Street Borrower is required to pay to the lender on each payment date an amount initially equal to $4,752 to be transferred into the capex reserve. Upon 30 days' prior notice to the 606 Olive Street Borrower, the lender may reassess the amount of the monthly payment required from time to time in its reasonable discretion (based upon its then current underwriting standards). Provided that no default or event of default has occurred and is continuing, the lender shall disburse funds held in the capex reserve to the 606
Olive Street Borrower, within 15 days after the delivery by 606 Olive Street
Borrower to lender of a request therefore (but not more often than once per month), in increments of at least $5,000, provided that among other things (i)
such disbursement is for an Approved Capital Expense and (ii) the lender shall have (if it desires) verified (by an inspection conducted at 606 Olive Street
Borrower's expense) performance of the work associated with such Approved
Capital Expense. An "Approved Capital Expense" is an expense incurred by the 606
Olive Street Borrower that is capital in nature or required under GAAP to be capitalized and is either (i) included in the approved capital budget for the current calendar month or (ii) approved by lender.

         The 606 Olive Street Borrower is required to pay to the lender $32,825 on each payment date to be transferred into a TI/LC reserve. No monthly deposit to the TI/LC reserve will be required when the amount on deposit therein equals or exceeds $2,000,000. Without being subject to the foregoing cap, the 606 Olive
Street Borrower will be required to also pay to the lender for transfer into the
TI/LC reserve all payments received from tenants in connection with the early termination or cancellation of any leases, including fees, penalties and commissions. If the lender determines in its reasonable judgment that the funds in the TI/LC reserve will be insufficient to pay (or in excess of) the amounts due or to become due for approved leasing expenses, the lender may increase (or decrease) the monthly contribution required to be made by the 606 Olive Street
Borrower to the TI/LC reserve. Provided that no default or event of default has occurred and is continuing, the lender shall disburse funds held in the TI/LC reserve to the 606 Olive Street Borrower within 15 days after the delivery by the 606 Olive Street Borrower to the lender of a request therefore (but not more often than once per month), in increments of at least $5,000, provided that (i)
such disbursement is for an approved leasing expense and (ii) the lender will have (if it desires) verified (by an inspection conducted at the 606 Olive
Street Borrower's expense) performance of any construction work associated with such approved leasing expense.

                                      IV-53

         LOCKBOX AND CASH MANAGEMENT. A cash management period will exist upon the lender giving notice to the borrower and clearing bank of the occurrence of any of the following: (i) a default or an event of default or (ii) the failure by the borrower, after the end of a calendar quarter (provided that if the failure is a result of the expiration or termination of the City National Bank lease, the failure must be for three consecutive calendar quarters), to maintain the DSCR of at least 1.05x; and will end upon the lender giving notice to the
606 Olive Street Borrower and the clearing bank that the cash management period has ended, which notice the lender will only be required to give if (1) the 606
Olive St Loan and all other obligations under the loan documents have been repaid in full, or (2) there has been a full defeasance of the 606 Olive Street
Loan or (3) for twelve consecutive months since the commencement of the existing cash management period, (A) no default or event of default, (B) no event that would trigger another cash management period has occurred and (C) the DSCR is at least equal to 1.10x.

         PROPERTY MANAGEMENT. The 606 Olive Street Property is managed by
Charles Dunn Real Estate Services, LLC. The management agreement is subordinate to the 606 Olive Street Loan.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

         RELEASE OF PARCELS.  Not allowed.

         Certain additional information regarding the 606 Olive Street Loan and the 606 Olive Street Property is set forth on Appendix II hereto.

                                      IV-54

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 10 - CORTANA MALL
--------------------------------------------------------------------------------

                         [CORTANA MALL GRAPHIC OMITTED]

                         [CORTANA MALL GRAPHIC OMITTED]

                                      IV-55

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 10 - CORTANA MALL
--------------------------------------------------------------------------------

                         [CORTANA MALL GRAPHIC OMITTED]

                                      IV-56

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 10 - CORTANA MALL
--------------------------------------------------------------------------------

                         [CORTANA MALL GRAPHIC OMITTED]

                                      IV-57

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 10 - CORTANA MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------      ------------------------------------------------------------
                        LOAN INFORMATION                                                     PROPERTY INFORMATION
------------------------------------------------------------------      ------------------------------------------------------------

ORIGINAL BALANCE:                $40,000,000                            SINGLE ASSET/PORTFOLIO:   Single Asset
CUT-OFF DATE BALANCE:            $39,908,928                            PROPERTY TYPE:            Retail
SHADOW RATING (MOODY'S/S&P):     Baa3/AAA                               PROPERTY SUB-TYPE:        Anchored
LOAN PURPOSE:                    Refinance                              LOCATION:                 Baton Rouge, LA
FIRST PAYMENT DATE:              09/05/2005                             YEAR BUILT/RENOVATED:     1976/2001
INTEREST RATE:                   5.570%                                 OCCUPANCY(3):             77.0%
AMORTIZATION(1):                 IO/240 months                          SQUARE FOOTAGE:           349,646
ARD:                             NAP
HYPERAMORTIZATION:               NAP                                    THE COLLATERAL:           Enclosed regional shopping center.
MATURITY DATE:                   08/05/2015                             OWNERSHIP INTEREST:       Fee Simple and Leasehold
EXPECTED MATURITY BALANCE:       $25,935,957
SPONSOR:                         Morton L. Olshan                       PROPERTY MANAGEMENT:       Janoff and Olshan, Inc.
INTEREST CALCULATION:            Actual/360
CALL PROTECTION:                 Locked out until 2 years after         U/W NET OP. INCOME:       $5,486,631
                                 the REMIC start-up date, with
                                 US Treasury defeasance
                                 thereafter. Prepayable without
                                 penalty from and after 05/05/2015.
LOAN PER SF:                     $114.14                                U/W NET CASH FLOW:        $5,139,492
UP-FRONT RESERVES(2):            Insurance:        $21,564              U/W OCCUPANCY:            76.9%
                                 RE Tax:           $119,446
                                 Environmental:    $625
                                 Deferred          $168,125
                                 Maintenance:
ONGOING RESERVES(2):             Cap Ex:           $5,827/month         APPRAISED VALUE:          $73,900,000
                                 RE Tax:           $17,064/month        CUT-OFF DATE LTV:         54.0%
                                 Insurance:        $10,782/month        MATURITY DATE LTV:        35.1%
                                 TI/LC:            $30,000/month
                                 Anchor Store/     Springing
                                 DSCR Sweep:
                                 Ground Lease:     In Place             DSCR:                     2.28x
LOCKBOX:                         Hard                                   POST IO PERIOD DSCR:      1.55x
-------------------------------- ----------------- ---------------      ------------------------- ----------------------------------

-------------------------------- ----------------- ---------------      ------------------------- ----------------------------------

(1)  The loan is interest only for the 1st month of the loan term, with principal and interest payments commencing on 10/05/2005. The loan amortizes on a 20 year schedule after the initial 1-month interest only period.

(2)  See "Escrows and Reserves" below.

(3)  Occupancy is based on rent roll dated 04/30/2005.

THE CORTANA MALL LOAN

         THE LOAN. The tenth largest loan (the "Cortana Mall Loan") as evidenced by the Promissory Note (the "Cortana Mall Note") is secured by a first priority
Mortgage (fee interest on a portion of the property and a leasehold interest on the remainder of the property), Assignment of Leases and Rents and Security
Agreement (the "Cortana Mall Mortgage") encumbering real

                                      IV-58

property containing
349,646 SF of space located in Baton Rouge, Louisiana (the "Cortana Mall
Property"). The Cortana Mall Loan was originated on August 2, 2005 by IXIS Real
Estate Capital Inc.

         THE BORROWER. The borrower is Cortana Mall L.L.C., a Delaware limited liability company (the "Cortana Mall Borrower") owns no material asset other than the Cortana Mall Property and related interests. The sponsor of the Cortana
Mall Loan is Morton L. Olshan.

         THE PROPERTY. The Cortana Mall Property is located in Baton Rouge,
Louisiana at the intersection of two major thoroughfares, Airline Highway (U.S.
Highway 61) and Florida Boulevard. The Cortana Mall Property was originally constructed in 1976 and was most recently renovated in 2001. The Cortana Mall
Property consists of 349,646 SF of a 1.4 million SF enclosed regional shopping center. The Cortana Mall Property is situated on approximately 25.9 acres and includes 7,300 parking spaces. The Cortana Mall Property is anchored by Sears,
Foley's, Dillard's, JC Penney, Mervyn's and Steve and Barry Sportswear. Sears,
Foley's, Dillard's, Mervyn's and JC Penney each own their own store and are not part of the collateral for the Cortana Mall Loan. Steve & Barry is leased by the
Cortana Mall Borrower and sub-leased to Steve & Barry's.

         LEASE EXPIRATION SUMMARY. The following table shows scheduled lease expirations at the Cortana Mall Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

-------------------------------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
------------------------- ------------ ----------------- ---------------- -------------- ------------------ -------------------
                                         AVERAGE BASE      % OF TOTAL     CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             # OF        RENT PER SF       SQUARE FEET    OF SF ROLLING   RENTAL REVENUES   TOTAL BASE RENTAL
          YEAR              LEASES         ROLLING           ROLLING                          ROLLING        REVENUES ROLLING
                            ROLLING
------------------------- ------------ ----------------- ---------------- -------------- ------------------ -------------------
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------

         Vacant                44             $0.00              23.%           23%              0%                 0%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
           MTM                 3             $20.04               1.%           24%              2%                 2%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2005                 3             $64.74                1%           25%              3%                 4%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2006                 23            $21.53               21%           46%             27%                31%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2007                 17            $21.79               16%           62%             20%                51%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2008                 8             $12.20               10%           72%              8%                59%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2009                 7             $23.68                6%           78%              8%                67%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2010                 11            $30.59                7%           85%             13%                80%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2011                 6             $42.04                2%           87%              4%                85%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2012                 2             $15.39                1%           88%              1%                86%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2013                 6             $20.05                6%           94%              7%                93%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
          2014                 2             $29.69                2%           96%              3%                96%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------
      2015 & Beyond            4             $17.56                4%          100%              4%               100%
------------------------- ------------- ----------------- ---------------- -------------- ------------------ -----------------

         The following table presents certain information relating to the major tenant at the Cortana Property:

----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
        TENANT NAME            CREDIT RATING   TENANT      % OF NRSF    ANNUALIZED     % OF TOTAL     ANNUALIZED       LEASE
                                                                       UNDERWRITTEN    ANNUALIZED    UNDERWRITTEN
                                  (FITCH/                               BASE RENT     UNDERWRITTEN     BASE RENT
                               MOODY'S/S&P)       NRSF                     ($)         BASE RENT     ($ PER NRSF)    EXPIRATION
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------

Piccadilly Cafeteria             --/--/--        13,029          4%         $56,800          1%            $4.36    12/31/2008
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
Bath & Body - The Limited     --/Baa2/BBB(1)     11,655          3%        $111,612          2%            $9.58    01/31/2006
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
Lerner New York                  --/--/--        11,177          3%        $178,152          3%           $15.94    01/31/2006
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
TOTAL/WEIGHTED AVERAGE                           35,861        10%         $346,564         6%            $9.66
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------

----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
Other Tenants                       NAP         232,964         67%     $5,540,865         94%           $23.78      Various
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
Vacant Space                        NAP          80,821         23%              $0         0%            $0.00        NAP
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------
TOTAL/WEIGHTED AVERAGE                          349,646        100%       5,887,429       100%            $21.90
----------------------------- ---------------- ----------- ----------- ------------- --------------- -------------- -----------

(1) Ratings are representative of parent company, Limited Brands.

                                      IV-59

         ESCROWS AND RESERVES. The Cortana Mall Borrower is required to deposit upfront and ongoing reserves as set forth in the chart above.

         The Cortana Mall Borrower is required to deposit $30,000 (the "Periodic
Rollover Reserve Payment") on each payment date to the TI/LC reserve during any period in which less than $600,000 (as the same may be increased as provided in loan agreement, "Rollover Reserve Payment Floor") is on deposit in the TI/LC reserve after giving effect to any disbursement therefrom. In the event that any funds in the TI/LC reserve are disbursed to the Cortana Mall Borrower pursuant to the provisions of the loan agreement, the Cortana Mall Borrower will be required to deposit an additional amount equal to 1/12 of the amount of such disbursement on each of the 12 payment dates following such disbursement into the TI/LC reserve. In addition, at any time after the occurrence of an Anchor
Store/DSCR Trigger Event, the Cortana Mall Borrower will have the right to deposit with the lender, as additional security for the Cortana Mall Loan and in lieu of an Anchor Store/DSCR Sweep, a letter of credit in the amount of
$1,700,000.

         In addition, in the event that the Cortana Mall Borrower fails to maintain an underwritten DSCR of at least 1.25x, then, commencing on the first payment date thereafter and continuing until the date upon which the underwritten DSCR shall have exceeded 1.25x for a full calendar quarter, the
Cortana Mall Borrower shall be obligated to pay to the lender the Periodic
Rollover Reserve Payment on each Payment Date without regard to the Rollover
Reserve Payment Floor and (ii) on each payment date, the Cortana Mall Borrower shall pay to lender 50% of all amounts to which the Cortana Mall Borrower would otherwise be entitled after all payments required to be paid under the cash management section of the loan agreement prior to amounts being deposited into the TI/LC reserve or the Anchor Store/DSCR subaccount, which amounts will be held by the lender in such subaccount, until the occurrence of the Anchor
Store/DSCR Termination Date with respect to each Anchor Store/DSCR Trigger Event that has theretofore occurred.

         An "Anchor Store/DSCR Trigger Event" means the occurrence of (i) any anchor store not remaining open for business (other than for the purpose of renovating or refixturing its premises for a period not to exceed 120 days) and stocked in a manner consistent with its current practices for a period of five consecutive business days individually, (ii) the Cortana Mall Borrower failing to maintain an underwritten DSCR of at least 1.15x or (iii) there has occurred either of the events described in clauses (i) and (ii) above and the Cortana
Mall Borrower fails to deliver a $1,700,000 letter of credit. An Anchor
Store/DSCR Trigger Event will terminate (an "Anchor Store/DSCR Termination
Date") on the first payment date to occur after the earlier of the date upon which (i) the underwritten DSCR shall have exceeded 1.15x for two consecutive calendar quarters and (ii) the underwritten DSCR shall exceed 1.20x and the balance in the Anchor Store/DSCR subaccount (after giving effect to requests for disbursement there from not yet made) or the undrawn balances of the anchor store letter of credit is equal to or exceeds $3,400,000.

         The Cortana Mall Borrower is required to deposit into the ground lease reserve any sums payable under the ground leases on or prior to the next succeeding payment date. Provided no event of default has occurred and is continuing, the lender will apply funds in the ground lease reserve to payment of all sums to the ground rent provided that the Cortana Mall Borrower has delivered and officer's certificate certifying the rent that is acceptable to the lender and reimburse the Cortana Mall Borrower upon presentation of evidence of payment of such amounts and delivery of an officer's certificate acceptable to the lender.

         LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Cortana Mall Loan. The Cortana Mall Borrower is required to (i) deposit or cause to be deposited all rents and other income from the Cortana Mall Property and (ii) direct tenants to send their rental payments to a lockbox account maintained by Bank of America, N. A. During a cash management period, Bank of
America, N. A. is required to sweep (on a daily basis) all funds on deposit in the lockbox account to a cash management account maintained by LaSalle Bank N.
A.

         PROPERTY MANAGEMENT. The Cortana Mall Property is managed by Janoff and
Olshan, Inc., pursuant to a property management agreement.

         MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

         ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBT). Not allowed.

                                      IV-60

         RELEASE OF PARCELS.  Not allowed.

         ACQUISITION OF ANCHOR STORES. The Cortana Mall Borrower is permitted to acquire property and the improvements thereon of certain anchor stores provided that the Cortana Mall Borrower complies with certain conditions set forth in the loan agreement, including, but not limited to: (i) the DSCR for the Cortana Mall
Property at the time of acquisition will be not less than the DSCR (x)
immediately prior to the date of acquisition and (y) the origination date of the
Cortana Mall Loan, (ii) the Cortana Mall Borrower obtains a rating agency letter confirming that none of the Certificates will have been downgraded, qualified or withdrawn as a result of the acquisition and (iii) the Cortana Mall Borrower causes certain opinions to be delivered, including an opinion that the acquisition will not impose a tax on the REMIC or be considered a "significant modification" for purposes of REMIC regulations.

         GROUND LEASE. An anchor tenant portion of the Cortana Mall Property currently subleased to Steve & Barry's Louisiana Inc. is leased by the Cortana
Mall Borrower pursuant to a certain ground lease. The ground lease is currently in its first five-year extension period and has three successive extension periods of five years each remaining. Pursuant to a second amendment to the ground lease, it was agreed that remaining option periods are deemed to be exercised and cannot be canceled so long as the loan remains outstanding, accordingly, the ground lease will terminate on July 31, 2023. In addition, a portion of the Cortana Mall Property used as an access road is leased by the
Cortana Mall Borrower pursuant to a certain ground lease. The ground lease is currently in its second five-year extension period and has four successive extension periods of five years each remaining. If all remaining extension options are exercised, the ground lease will expire on April 30, 2028.

         Certain additional information regarding the Cortana Mall Loan and the
Cortana Mall Property is set forth on Appendix II hereto.

                                      IV-61

--------------------------------------------------------------------------------
 Securitized Products
       Group               [MORGAN STANLEY LOGO OMITTED]       October 12, 2005
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                        PRELIMINARY COLLATERAL TERM SHEET
                   ------------------------------------------

                                 $1,434,715,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                          IXIS REAL ESTATE CAPITAL INC.
                                    NCB, FSB
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                      UNION CENTRAL MORTGAGE FUNDING, INC.
                                  SUNTRUST BANK

                            AS MORTGAGE LOAN SELLERS

                            ------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                            ------------------------

                                 MORGAN STANLEY
                          SOLE LEAD BOOKRUNNING MANAGER

RBS GREENWICH CAPITAL      IXIS SECURITIES NORTH AMERICA INC.    SUNTRUST ROBINSON HUMPHREY
     CO-MANAGER                      CO-MANAGER                          CO-MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                          $1,434,715,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

TRANSACTION FEATURES
>> Sellers:
------------------------------------------------------------------------------------------------------
                                                  NO. OF    NO. OF     CUT-OFF DATE          % OF
SELLERS                                            LOANS    PROPS.      BALANCE ($)          POOL
------------------------------------------------------------------------------------------------------

 Morgan Stanley Mortgage Capital Inc.                37       38       747,989,000           48.4
 IXIS Real Estate Capital Inc.                       29       35       461,202,211           29.8
 NCB, FSB                                            81       81       160,310,758           10.4
 Massachusetts Mutual Life Insurance Company         20       20        82,270,856            5.3
 Union Central Mortgage Funding, Inc.                36       38        62,009,134            4.0
 SunTrust Bank                                        7        7        33,080,580            2.1
------------------------------------------------------------------------------------------------------
 TOTAL:                                             210      219    $1,546,862,539          100.0%
------------------------------------------------------------------------------------------------------

>>   Loan Pool:

     o   Average Cut-off Date Balance: $7,366,012

     o   Largest Mortgage Loan by Cut-off Date Balance: $196,000,000

     o   Five largest and ten largest loans: 31.6% and 47.0% of pool, respectively

>>   Credit Statistics:

     o   Weighted average debt service coverage ratio of 2.44x

     o   Weighted average post IO period debt service coverage ratio of 2.31x

     o   Weighted average current loan-to-value ratio of 63.1%; weighted average balloon loan-to-value ratio of 53.7%

>>   Property Types:

     [PIE CHART OMITTED]

     Office 34.5%
     Self Storage 0.7%
     Other 1.4%
     Manufactured Housing Community 2.0%
     Industrial 2.1%
     Hospitality 6.8%
     Mixed Use 7.6%
     MultiFamily 21.8%
     Retail 23.1%

>>   Call Protection: Please refer to the prepayment tables on pages T-26 to
     T-28 and Appendix II of the Prospectus Supplement

>>   Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.ctslink.com.
     Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicers.

>>   Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-2

                                 $1,434,715,000 (APPROXIMATE)
                                 MORGAN STANLEY CAPITAL I INC.
                      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                       SERIES 2005-IQ10

OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                 APPROXIMATE
                   INITIAL
                 CERTIFICATE                                                                 EXPECTED     APPROXIMATE  CERTIFICATE
                  BALANCE OR     APPROXIMATE                                                   FINAL         INITIAL    PRINCIPAL
                   NOTIONAL         CREDIT           RATINGS       AVERAGE      PRINCIPAL   DISTRIBUTION  PASS-THROUGH   TO VALUE
   CLASS          AMOUNT(1)       SUPPORT(2)      (S&P/MOODY'S)   LIFE(3)(4)   WINDOW(3)(5)  DATE(3)(5)      RATE(6)     RATIO(7)
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------

   A-1(8)      $   75,150,000       20.000%          AAA/Aaa         2.99           1 - 60   10/15/2010       4.914%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
  A-1A(8)      $  231,768,000       20.000%          AAA/Aaa         8.67          1 - 119   09/15/2015       5.214%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
   A-2(8)      $   50,000,000       20.000%          AAA/Aaa         4.97          60 - 60   10/15/2010       5.126%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
  A-3-1FL      $   75,000,000       20.000%          AAA/Aaa         6.47          78 - 78   04/15/2012   LIBOR + .024%   50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
   A-3-1       $   78,000,000       20.000%          AAA/Aaa         6.47          78 - 78   04/15/2012       5.251%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
  A-3-2(8)     $   50,000,000       20.000%          AAA/Aaa         6.66          78 - 94   08/15/2013       5.253%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
  A-AB(8)      $   75,000,000       20.000%          AAA/Aaa         6.91         60 - 105   07/15/2014       5.178%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
  A-4A(8)      $  527,250,000       30.000%          AAA/Aaa         9.57        105 - 118   08/15/2015       5.230%      44.16%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
  A-4B(8)      $   75,322,000       20.000%          AAA/Aaa         9.81        118 - 118   08/15/2015       5.284%      50.46%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
 X-2(8)(9)     $1,502,744,000         --             AAA/Aaa          --            --           --           0.233%        --
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
    A-J        $  129,549,000       11.625%          AAA/Aaa         9.89        119 - 119    9/15/2015       5.446%      55.75%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
     B         $   30,938,000        9.625%           AA/Aa2         9.96        119 - 120   10/15/2015       5.495%      57.01%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
     C         $   11,601,000        8.875%          AA-/Aa3         9.97        120 - 120   10/15/2015       5.513%      57.48%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
     D         $   25,137,000        7.250%            A/A2          9.97        120 - 120   10/15/2015       5.513%      58.51%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------

PRIVATE CERTIFICATES(10)

------------------------------------------------------------------------------------------------------------------------------------
                 APPROXIMATE
                   INITIAL
                 CERTIFICATE                                                                  EXPECTED     APPROXIMATE  CERTIFICATE
                  BALANCE OR     APPROXIMATE                                                   FINAL         INITIAL    PRINCIPAL
                   NOTIONAL         CREDIT           RATINGS       AVERAGE      PRINCIPAL   DISTRIBUTION  PASS-THROUGH   TO VALUE
   CLASS          AMOUNT(1)       SUPPORT(2)      (S&P/MOODY'S)   LIFE(3)(4)   WINDOW(3)(5)  DATE(3)(5)      RATE(6)     RATIO(7)
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------

     E         $   13,535,000       6.375%             A-/A3         9.97       120 - 120    10/15/2015       5.513%      59.06%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
     F         $   19,335,000       5.125%           BBB+/Baa1      10.31       120 - 130    08/15/2016       5.513%      59.85%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
     G         $   11,602,000       4.375%            BBB/Baa2      10.87       130 - 134    12/15/2016       5.513%      60.32%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
     H         $   17,402,000       3.250%           BBB-/Baa3      11.62       134 - 145    11/15/2017       5.513%      61.03%
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
   J - P       $   50,273,538         --                --            --            --           --             --          --
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
 X-1(8)(9)     $1,546,862,538         --              AAA/Aaa         --            --           --           0.043%        --
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------
 X-Y(8)(9)     $  139,729,337         --              AAA/Aaa         --            --           --           0.102%        --
-------------  --------------    -------------    --------------  ----------   ------------ ------------  ------------ -----------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-3

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

Notes:    (1)  As of October 2005. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

          (2)  The percentages indicated under the column "Approximate Credit
               Support" with respect to the Class A-1, Class A-1A, Class A-2,
               Class A-3-1FL, Class A-3-1, Class A-3-2, Class A-AB, Class A-4A
               and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-1A, Class A-2, Class A-3-1FL,
               Class A-3-1, Class A-3-2, Class A-AB, Class A-4A and Class A-4B
               Certificates in the aggregate. Additionally, the credit support percentage set forth for the Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates. The Class
               A-4A and Class A-4B Certificates will be collectively known as the "Class A-4 Certificates".

          (3)  Based on the Structuring Assumptions, assuming 0% CPR as described in the Prospectus Supplement.

          (4)  Average life is expressed in terms of years.

          (5)  Principal window is the period (expressed in terms of months and commencing with the month of November 2005) during which
               distributions of principal are expected to be made to the holders of each designated Class.

          (6)  The Class A-1 and A-2 Certificates will accrue interest at a per annum rate equal to the fixed rate specified in the table. The
               Class A-1A Certificates will accrue interest at a per annum rate equal to the lesser of 5.214% and the Weighted Average Net
               Mortgage Rate. The Class A-3-1 Certificates will accrue interest at a per annum rate equal to the lesser of 5.251% and the
               Weighted Average Net Mortgage Rate. The Class A-3-2 Certificates
               will accrue interest at a per annum rate equal to the lesser of
               5.253% and the Weighted Average Net Mortgage Rate. The Class A-AB
               Certificates will accrue interest at a per annum rate equal to the lesser of 5.178% and the Weighted Average Net Mortgage Rate.
               The Class A-4A Certificates will accrue interest at a per annum rate equal to the lesser of 5.230% and the Weighted Average Net
               Mortgage Rate. The Class A-4B Certificates will accrue interest at a per annum rate equal to the lesser of 5.284% and the
               Weighted Average Net Mortgage Rate. The Class A-J and Class B
               Certificates will accrue interest at a per annum rate equal to the Weighted Average Net Mortgage Rate less 0.067% and 0.018%, respectively. The Class C, Class D, Class E, Class F, Class G and
               Class H Certificates will accrue interest at a per annum rate equal to the Weighted Average Net Mortgage Rate. The Class J,
               Class K, Class L, Class M, Class N, Class O and Class P
               Certificates will accrue interest at a per annum rate equal to the lesser of 4.944% and the Weighted Average Net Mortgage Rate.
               The Class X-1, Class X-2 and Class X-Y Certificates will accrue interest at a variable rate.

               The pass-through rate on the Class A-3-1FL Certificates will be a floating rate based on one-month LIBOR + 0.240% (provided that for the initial interest accrual period LIBOR shall be an
               interpolated percentage to reflect the shorter initial interest accrual period) subject to the limitations described in this prospectus supplement. The initial LIBOR (which will be an interpolated rate based on a two-week and one-month LIBOR) will be determined two (2) Banking Days before the Closing Date. Under certain circumstances described in the Prospectus supplement, the interest rate for the Class A-3-1FL Certificates may convert from a one-month LIBOR based rate to a rate equal to the lesser of
               5.251% per annum and the Weighted Average Net Mortgage Rate.

               The "Weighted Average Net Mortgage Rate" for a particular
               distribution date is a weighted average of the interest rates on the mortgage loans (which interest rates, with respect to the residential cooperative mortgage loans, are reduced by the Class
               X-Y Strip Rate) minus a weighted average administrative cost rate, which includes the master servicing fee rate, any excess servicing fee rate, the primary servicing fee rate and the trustee fee rate related to such mortgage loans. The relevant weighting is based upon the respective scheduled principal balances of the mortgage loans as in effect immediately prior to the relevant distribution date.

               The Class A-1, Class A-1A, Class A-2, Class A-3-1, Class A-3-2,
               Class A-AB, Class A-4A and Class A-4B Certificates and the Class
               A-3-1FL Regular Interest will be collectively known as the "Class
               A Senior Certificates". The Class X-1, Class X-2 and Class X-Y
               Certificates will be collectively known as the "Class X
               Certificates."

          (7)  Certificate Principal to Value Ratio is calculated by dividing the Certificate Balance of each Class and all Classes (if any)
               that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio.
               The Class A-1, Class A-1A, Class A-2, Class A-3-1FL, Class A-3-1,
               Class A-3-2, Class A-AB and Class A-4B Certificate Principal to
               Value Ratio is calculated based upon the aggregate of the Class
               A-1, Class A-1A, Class A-2, Class A-3-1FL, Class A-3-1, Class
               A-3-2, Class A-AB, Class A-4A and Class A-4B Certificate
               Balances. The Class A-4A Certificate Principal to Value Ratio is
               calculated based upon the aggregate of Class A-4A Certificate
               Balance and the portions of Class A-1, Class A-1A, Class A-2,
               Class A-3-1FL, Class A-3-1, Class A-3-2 and Class A-AB
               Certificate Balances that are senior to Class A-4B.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-4

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

          (8)  For purposes of making distributions to the Class A-1, Class
               A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB and Class
               A-4 Certificates and the Class A-3-1FL Regular Interest, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 161 mortgage loans, representing approximately 85.0% of the initial outstanding pool balance. Loan group 2 will consist of 49 mortgage loans, representing approximately 15.0% of the initial outstanding pool balance. Generally, the Class A-1, Class A-2,
               Class A-3-1, Class A-3-2, Class A-AB and Class A-4 Certificates
               and Class A-3-1FL Regular Interest will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 and from loan group 2 after the certificate principal balance of the Class A-1A
               Certificates has been reduced to zero. The Class A-1A
               Certificates will generally only be entitled to receive
               distributions of principal collected or advanced in respect of the mortgage loans in loan group 2 and from loan group 1 after the certificate principal balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class A-J through Class P Certificates have been reduced to zero,
               distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1,
               Class A-1A, Class A-2, Class A-3-1, Class A-3-2, Class A-AB and
               Class A-4 Certificates and Class A-3-1FL Regular Interest, pro
               rata, provided that distributions of principal to the Class A-4
               Certificates will first be applied to the Class A-4A Certificates until reduced to zero and then to the Class A-4B Certificates until reduced to zero. Interest will be paid concurrently, (i) on
               Class A-1, Class A-2, Class A-3-1, Class A-3-2, Class A-AB and
               Class A-4 Certificates and Class A-3-1FL Regular Interest pro
               rata, from the portion of the available distribution amount for such distribution date that is attributable to the mortgage loans in loan group 1; (ii) on Class A-1A from the portion of the available distribution amount for such distribution date that is attributable to the mortgage loans in loan group 2; and (iii) on
               Class X-1, Class X-2 and Class X-Y, pro rata, from the available distribution amount, in each case in accordance with their interest entitlements. However, if on any distribution date, the available distribution amount (or applicable portion thereof) is insufficient to pay in full the total amount of interest to be paid to Class A-1, Class A-1A, Class A-2, Class A-3-1, Class
               A-3-2, Class A-AB, Class A-4, Class X-1, Class X-2 and Class X-Y
               Certificates and the Class A-3-1FL Regular Interest on such distribution date as described above, the available distribution amount will be allocated among all these classes, pro rata, in accordance with their interest entitlements for such distribution date, without regard to loan group, provided that interest distributed to the Class A-4 Certificates will be applied first to the Class A-4A Certificates up to their interest entitlement and then to the Class A-4B Certificates up to their interest entitlement.

          (9)  The Class X-1, Class X-2 and Class X-Y Notional Amounts are
               defined herein and in the Prospectus Supplement.

          (10) Certificates to be offered privately pursuant to Rule 144A.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-5

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

I. ISSUE CHARACTERISTICS

ISSUE TYPE:                           Public: Classes A-1, A-1A, A-2, A-3-1FL,
                                      A-3-1, A-3-2, A-AB, A-4A, A-4B, X-2, A-J,
                                      B, C and D (the "Offered Certificates")

                                      Private (Rule 144A): Classes X-1, X-Y, E,
                                      F, G, H, J, K, L, M, N, O and P

SECURITIES OFFERED:                   $1,434,715,000 monthly pay, multi-class,
                                      sequential pay commercial mortgage REMIC
                                      Pass-Through Certificates, including
                                      thirteen principal and interest classes
                                      (Classes A-1, A-1A, A-2, A-3-1FL, A-3-1,
                                      A-3-2, A-AB, A-4A, A-4B, A-J, B, C and D)
                                      and one interest only class (Class X-2)

MORTGAGE POOL:                        The mortgage pool consists of 210 mortgage
                                      loans (which includes 161 mortgage loans
                                      in loan group 1 and 49 mortgage loans in
                                      loan group 2) with an aggregate principal
                                      balance of all mortgage loans as of the
                                      Cut-Off Date of approximately
                                      $1,546,862,539 (which includes
                                      $1,315,093,847 in loan group 1 and
                                      $231,768,691 in loan group 2), which may
                                      vary by up to 5%. Loan group 1 will
                                      consist of (i) all of the mortgage loans
                                      that are secured by property types other
                                      than multifamily and (ii) 56 mortgage
                                      loans that are secured by multifamily
                                      properties and that are not included in
                                      loan group 2. Loan group 2 will consist of
                                      49 mortgage loans that are secured by
                                      mortgaged properties that are multifamily
                                      properties.

SELLERS:                              Morgan Stanley Mortgage Capital Inc.; IXIS
                                      Real Estate Capital Inc.; NCB, FSB;
                                      Massachusetts Mutual Life Insurance
                                      Company; Union Central Mortgage Funding,
                                      Inc.; and SunTrust Bank

LEAD BOOKRUNNING MANAGER:             Morgan Stanley & Co. Incorporated

CO-MANAGERS:                          Greenwich Capital Markets, Inc., IXIS
                                      Securities North America Inc. and SunTrust
                                      Capital Markets Inc.

MASTER SERVICER:                      GMAC Commercial Mortgage Corporation will
                                      act as master servicer with respect to all
                                      of the mortgage loans in the trust, other
                                      than the mortgage loans sold to the trust
                                      by NCB, FSB. NCB, FSB will act as master
                                      servicer with respect to the mortgage
                                      loans sold to the trust by NCB, FSB

PRIMARY SERVICERS:                    Babson Capital Management LLC with respect
                                      to those mortgage loans sold to the trust
                                      by Massachusetts Mutual Life Insurance
                                      Company, Union Central Mortgage Funding,
                                      Inc. with respect to those mortgage loans
                                      sold to the trust by Union Central
                                      Mortgage Funding, Inc., and SunTrust Bank
                                      with respect to those mortgage loans sold
                                      to the trust by SunTrust Bank

SPECIAL SERVICER:                     J.E. Robert Company, Inc. will act as
                                      special servicer with respect to all of
                                      the mortgage loans in the trust, other
                                      than the residential cooperative mortgage
                                      loans. National Consumer Cooperative Bank
                                      will act as special servicer with respect
                                      to the residential cooperative mortgage
                                      loans

TRUSTEE, PAYING AGENT AND             Wells Fargo Bank, N.A.
CERTIFICATE REGISTRAR:

SWAP COUNTERPARTY:                    Morgan Stanley Capital Services Inc.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-6

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

CUT-OFF DATE:                         October 1, 2005

PRICING DATE:                         October 12, 2005

CLOSING DATE:                         On or about October 25, 2005

DISTRIBUTION DATES:                   The 15th day of each month, commencing in
                                      November 2005 (or if the 15th is not a
                                      business day, the next succeeding business
                                      day)

MINIMUM DENOMINATIONS:                $25,000 for the Class A Certificates,
                                      $100,000 for all other Offered
                                      Certificates (other than the Class X-2
                                      Certificates) and $1,000,000 for the Class
                                      X-2 Certificates and in multiples of $1
                                      thereafter

SETTLEMENT TERMS:                     DTC, Euroclear and Clearstream, same day
                                      funds, with accrued interest

LEGAL/REGULATORY STATUS:              Classes A-1, A-1A, A-2, A-3-1FL, A-3-1,
                                      A-3-2, A-AB, A-4A, A-4B, X-2, A-J, B, C
                                      and D are expected to be eligible for
                                      exemptive relief under ERISA. No Class of
                                      Certificates is SMMEA eligible

RISK FACTORS:                         THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                      MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                      THE "RISK FACTORS" SECTION OF THE
                                      PROSPECTUS SUPPLEMENT AND THE "RISK
                                      FACTORS" SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-7

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

II. STRUCTURE CHARACTERISTICS

The Class A-1 Certificates will accrue interest at a fixed rate per annum equal to 4.914%. The Class A-2 Certificates will accrue interest at a fixed rate per annum equal to 5.126%. The Class A-1A Certificates will accrue interest at a per annum rate equal to the lesser of 5.214% and the Weighted Average Net Mortgage
Rate. The Class A-3-1 Regular Interest will accrue interest at a per annum rate equal to the lesser of 5.251% and the Weighted Average Net Mortgage Rate. The
Class A-3-1 Certificates will accrue interest at a per annum rate equal to the lesser of 5.251% and the Weighted Average Net Mortgage Rate. The Class A-3-2
Certificates will accrue interest at a per annum rate equal to the lesser of
5.253% and the Weighted Average Net Mortgage Rate. The Class A-AB Certificates
will accrue interest at a per annum rate equal to the lesser of 5.178% and the
Weighted Average Net Mortgage Rate. The Class A-4A Certificates will accrue interest at a per annum rate equal to the lesser of 5.230% and the Weighted
Average Net Mortgage Rate. The Class A-4B Certificates will accrue interest at a per annum rate equal to the lesser of 5.284% and the Weighted Average Net
Mortgage Rate. The Class A-J and Class B Certificates will accrue interest at a per annum rate equal to the Weighted Average Net Mortgage Rate less 0.067% and
0.018%, respectively. The Class C, Class D, Class E, Class F, Class G and Class
H Certificates will accrue interest at a per annum rate equal to the Weighted
Average Net Mortgage Rate. The Class J, Class K, Class L, Class M, Class N,
Class O and Class P Certificates will accrue interest at a per annum rate equal to the lesser of 4.944% and the Weighted Average Net Mortgage Rate.

The pass-through rate on the Class A-3-1FL Certificates will be a floating rate based on a one-month LIBOR + 0.240% (provided that for the initial interest accrual period LIBOR shall be an interpolated percentage to reflect the shorter initial interest accrual period) subject to the limitations described in this prospectus supplement. The initial LIBOR (which will be an interpolated rate based on a two-week and one-month LIBOR) will be determined two (2) Banking Days before the Closing Date. Under certain circumstances described in the Prospectus
Supplement, the interest rate for the Class A-3-1FL Certificates may convert from a one-month LIBOR based rate to a rate equal to the lesser of 5.251% per annum and the Weighted Average Net Mortgage Rate.

The Class X-1, Class X-2 and Class X-Y Certificates will accrue interest at a variable rate. The pass through rate for the Class X-Y Certificates for each distribution date will be a variable rate equal to the weighted average from time to time of various Class X-Y Strip Rates attributable to each of the residential cooperative mortgage loans. The "Class X-Y Strip Rate" for each residential cooperative mortgage loan will equal 0.10% per annum; provided that, if the subject residential cooperative mortgage loan accrues interest on the basis of the actual number of days elapsed during each 1-month interest accrual period in a year assumed to consist of 360 days, then the foregoing 0.10% will be multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is 30. For certain information concerning the distribution of principal and interest to the Class A Senior Certificates and Class X
Certificates, see "Offered Certificates" and "Private Certificates" herein and
"Description of the Offered Certificates - Distributions" in the Prospectus
Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-8

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

IO STRUCTURE

                               [GRAPHIC OMMITTED]

Class A-1     AAA/Aaa         $75.2MM
Class A-1A    AAA/Aaa        $231.8MM
Class A-2     AAA/Aaa         $50.0MM
Class A-3-1FL AAA/Aaa         $75.0MM
Class A-3-1   AAA/Aaa         $78.0MM
Class A-3-2   AAA/Aaa         $50.0MM
Class A-AB    AAA/Aaa         $75.0MM
Class A-4A    AAA/Aaa        $527.3MM
Class A-4B    AAA/Aaa         $75.3MM
Class A-J     AAA/Aaa        $129.5MM
Class B       AA/Aa2          $30.9MM
Class C       AA-/Aa3         $11.6MM
Class D       A/A2            $25.1MM
Class E       A-/A3           $13.5MM
Class F       BBB+/Baa1       $19.3MM
Class G       BBB/Baa2        $11.6MM
Class H       BBB-/Baa3       $17.4MM
Class J       BB+/Ba1          $3.9MM
Class K       BB/Ba2           $7.7MM
Class L       BB-/Ba3          $5.8MM
Classes M-P   B+/B1 to NR     $32.9MM

          [LEGEND OMITTED]

/ / X-1 + X-2 IO Strip      / / X-1 Notional   / / X-2 Notional

Class X-1, Class X-2 and Class        The Notional Amount of the Class X-1
X-Y Notional Balances:                Certificates will be equal to the
                                      aggregate of the certificate balances of
                                      the classes of Principal Balance
                                      Certificates outstanding from time to
                                      time. The Notional Amount of the Class X-2
                                      Certificates at any time on or before the
                                      Distribution Date occurring in October
                                      2013 will be an amount equal to all or a
                                      portion, as applicable, of the then
                                      outstanding aggregate balances of the
                                      Class A-1, Class A-1A, Class A-2, Class
                                      A-3-1FL, Class A-3-1, Class A-3-2, Class
                                      A-AB, Class A-4A, Class A-4B, Class A-J,
                                      Class B, Class C, Class D, Class E, Class
                                      F, Class G, Class H, Class J, Class K and
                                      Class L components. After the October 2013
                                      Distribution Date, the Notional Amount of
                                      the Class X-2 Certificates will be equal
                                      to zero. As of any Distribution Date, the
                                      balances of the Class A-1, Class A-1A,
                                      Class A-2, Class A-3-1FL, Class A-3-1,
                                      Class A-3-2, Class A-AB, Class A-4A, Class
                                      A-4B, Class A-J, Class B, Class C, Class
                                      D, Class E, Class F, Class G, Class H,
                                      Class J, Class K and Class L components
                                      used to determine the Notional Amount of
                                      the Class X-2 Certificates will be equal
                                      to the lesser of (i) the Certificate
                                      Balance of the corresponding Class of
                                      Principal Balance Certificates as of such
                                      date (taking into account any
                                      distributions of principal made on, and
                                      any Realized Losses and Expense Losses
                                      allocated to, such Classes of Principal
                                      Balance Certificates) and (ii) the amount
                                      specified for such component and such
                                      Distribution Date on Schedule I.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-9

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      Accordingly, the Notional Amount of the
                                      Class X-1 Certificates will be reduced on
                                      each Distribution Date by any
                                      distributions of principal actually made
                                      on, and any Realized Losses and Expense
                                      Losses of principal actually allocated to
                                      any class of Principal Balance
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the certificate
                                      balance of the Class A-3-1FL Regular
                                      Interest. The Notional Amount of the Class
                                      X-2 Certificates will be reduced on each
                                      Distribution Date by any distributions of
                                      principal actually made on, and any
                                      Realized Losses and Expense Losses of
                                      principal actually allocated to any
                                      component and any Class of Certificates,
                                      or in the case of the Class A-3-1FL
                                      Certificates, the certificate balance of
                                      the Class A-3-1FL Regular Interest,
                                      included in the calculation of the
                                      Notional Amount for the Class X-2
                                      Certificates on such Distribution Date, as
                                      described above to the extent that such
                                      distribution or allocation of Realized
                                      Losses and Expense Losses reduces the
                                      principal balance of the related Class of
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the certificate
                                      balance of the Class A-3-1FL Regular
                                      Interest to a balance that is lower than
                                      the amount shown on Schedule I. Holders of
                                      the Class X-2 Certificates will not be
                                      entitled to distributions of interest at
                                      any time following the Distribution Date
                                      occurring in October 2013.

                                      The Notional Amount of the Class X-Y
                                      Certificates, as of any date of
                                      determination, will be equal to the total
                                      principal balance of the residential
                                      cooperative mortgage loans in the trust.
                                      The Notional Amount of the Class X-Y
                                      Certificates will be reduced on each
                                      Distribution Date by collections and
                                      advances of principal on the residential
                                      cooperative mortgage loans previously
                                      distributed to the Certificateholders and
                                      losses on the residential cooperative
                                      mortgage loans previously allocated to the
                                      Certificateholders.

                                      Upon initial issuance, the aggregate
                                      Notional Amount of the Class X-1
                                      Certificates, Class X-2 Certificates and
                                      Class X-Y Certificates will be
                                      $1,546,862,538, $1,502,744,000 and
                                      $139,729,337, respectively, subject in
                                      each case to a permitted variance of plus
                                      or minus 5%. The Notional Amount of each
                                      Class X Certificate is used solely for the
                                      purpose of determining the amount of
                                      interest to be distributed on such
                                      Certificate and does not represent the
                                      right to receive any distributions of
                                      principal.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-10

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

SCHEDULE I

COMPONENT NOTIONAL BALANCE

DISTRIBUTION DATES (INCLUSIVE)     CLASS A-1     CLASS A-1A    CLASS A-2 CLASS A-3-1FL   CLASS A-3-1      CLASS A-3-2
------------------------------     ---------     ----------    --------- -------------   -----------      -----------

November 2005 to October 2006    $66,199,000   $229,472,000  $50,000,000   $75,000,000   $78,000,000      $50,000,000
November 2006 to October 2007     $8,958,000   $218,664,000  $50,000,000   $75,000,000   $78,000,000      $50,000,000
November 2007 to October 2008             $0   $207,741,000           $0   $74,713,000   $77,702,000      $50,000,000
November 2008 to October 2009             $0   $197,311,000           $0   $46,433,000   $48,290,000      $50,000,000
November 2009 to October 2010             $0   $179,836,000           $0    $7,053,000    $7,335,000      $50,000,000
November 2010 to October 2011             $0   $170,542,000           $0            $0            $0      $12,804,000
November 2011 to October 2012             $0   $161,760,000           $0            $0            $0               $0
November 2012 to October 2013             $0   $146,901,000           $0            $0            $0               $0
November 2013                             $0             $0           $0            $0            $0               $0

COMPONENT NOTIONAL BALANCE (CONT'D)

DISTRIBUTION DATES (INCLUSIVE)    CLASS A-AB     CLASS A-4A   CLASS A-4B     CLASS A-J       CLASS B          CLASS C
------------------------------    ----------     ----------   ----------     ---------       -------          -------

November 2005 to October 2006    $75,000,000  $527,250,000   $75,322,000  $129,549,000   $30,938,000      $11,601,000
November 2006 to October 2007    $75,000,000  $527,250,000   $75,322,000  $129,549,000   $30,938,000      $11,601,000
November 2007 to October 2008    $75,000,000  $527,250,000   $75,322,000  $129,549,000   $30,938,000      $11,601,000
November 2008 to October 2009    $75,000,000  $527,250,000   $75,322,000  $129,549,000   $30,938,000      $11,601,000
November 2009 to October 2010    $75,000,000  $527,250,000   $75,322,000  $129,549,000   $30,938,000      $11,601,000
November 2010 to October 2011    $57,616,000  $527,250,000   $75,322,000  $129,549,000   $30,938,000      $10,985,000
November 2011 to October 2012             $0  $413,156,000   $75,322,000  $129,549,000   $21,655,000               $0
November 2012 to October 2013             $0  $369,199,000   $75,322,000  $129,549,000    $4,678,000               $0
November 2013                             $0            $0            $0            $0            $0               $0

COMPONENT NOTIONAL BALANCE (CONT'D)

DISTRIBUTION DATES (INCLUSIVE)       CLASS D      CLASS E        CLASS F      CLASS G        CLASS H         CLASS J
------------------------------       -------      -------        -------      -------        -------         -------

November 2005 to October 2006    $25,137,000  $13,535,000    $19,335,000  $11,602,000    $17,402,000      $3,867,000
November 2006 to October 2007    $25,137,000  $13,535,000    $19,335,000  $11,602,000    $17,402,000      $3,867,000
November 2007 to October 2008    $25,137,000  $13,535,000    $19,335,000  $11,602,000     $7,570,000              $0
November 2008 to October 2009    $25,137,000  $13,535,000    $10,265,000           $0             $0              $0
November 2009 to October 2010    $22,698,000           $0             $0           $0             $0              $0
November 2010 to October 2011             $0           $0             $0           $0             $0              $0
November 2011 to October 2012             $0           $0             $0           $0             $0              $0
November 2012 to October 2013             $0           $0             $0           $0             $0              $0
November 2013                             $0           $0             $0           $0             $0              $0

COMPONENT NOTIONAL BALANCE (CONT'D)

DISTRIBUTION DATES (INCLUSIVE)       CLASS K      CLASS L
------------------------------       -------      -------

November 2005 to October 2006     $7,734,000   $5,801,000
November 2006 to October 2007     $7,734,000   $5,801,000
November 2007 to October 2008             $0           $0
November 2008 to October 2009             $0           $0
November 2009 to October 2010             $0           $0
November 2010 to October 2011             $0           $0
November 2011 to October 2012             $0           $0
November 2012 to October 2013             $0           $0
November 2013                             $0           $0

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-11

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

Class A-3-1FL, X-1, X-2, and X-Y      With respect to the Class A-3-1FL
Pass-Through Rates:                   Certificates, in the case of a default by
                                      the swap counterparty under the swap
                                      contract, and until such default is cured
                                      or the swap contract is replaced, the
                                      Class A-3-1FL Certificates will accrue
                                      interest at the pass-through rate of the
                                      Class A-3-1FL Regular Interest, which will
                                      be equal to the lesser of 5.251% per annum
                                      and the Weighted Average Net Mortgage
                                      Rate. The Class A-3-1FL Regular Interest
                                      does not receive interest at a LIBOR-based
                                      rate. In the event that after payment of
                                      the net swap payment due from or to the
                                      swap counterparty, as the case may be,
                                      there are insufficient funds in the
                                      Floating Rate Account to make the full
                                      distribution of the Class A-3-1FL Interest
                                      Distribution Amount to the holders of the
                                      Class A-3-1FL Certificates, the resulting
                                      interest shortfall will be borne solely by
                                      the holders of the Class A-3-1FL
                                      Certificates.

                                      If the interest distributed on the Class
                                      A-3-1FL Regular Interest is reduced below
                                      5.251% per annum, there will be a
                                      corresponding dollar-for-dollar reduction
                                      in the interest payment made by the swap
                                      counterparty to the trust and, ultimately,
                                      a corresponding decrease in the effective
                                      pass-through rate on the Class A-3-1FL
                                      Certificates for such distribution date.

                                      The Pass-Through Rate applicable to the
                                      Class X-1 Certificates for the initial
                                      Distribution Date will equal approximately
                                      0.043% per annum. The Pass-Through Rate
                                      applicable to the Class X-1 Certificates
                                      for each Distribution Date subsequent to
                                      the initial Distribution Date will equal
                                      the weighted average of the respective
                                      strip rates (the "Class X-1 Strip Rates")
                                      at which interest accrues from time to
                                      time on the respective components of the
                                      total Notional Amount of the Class X-1
                                      Certificates outstanding immediately prior
                                      to the related Distribution Date (weighted
                                      on the basis of the respective balances of
                                      such components outstanding immediately
                                      prior to such Distribution Date). Each of
                                      those components will be comprised of all
                                      or a designated portion of the Certificate
                                      Balance of one of the classes of the
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the certificate balance of the Class
                                      A-3-1FL Regular Interest. In general, the
                                      Certificate Balance of each class of
                                      Principal Balance Certificates, or in the
                                      case of the Class A-3-1FL Certificates,
                                      the certificate balance of the Class
                                      A-3-1FL Regular Interest, will constitute
                                      a separate component of the total Notional
                                      Amount of the Class X-1 Certificates;
                                      provided that, if a portion, but not all,
                                      of the Certificate Balance of any
                                      particular class of Principal Balance
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the certificate
                                      balance of the Class A-3-1FL Regular
                                      Interest, is identified in Schedule I as
                                      being part of the total Notional Amount of
                                      the Class X-2 Certificates immediately
                                      prior to any Distribution Date, then that
                                      identified portion of such Certificate
                                      Balance will also represent one or more
                                      separate components of the total Notional
                                      Amount of the Class X-1 Certificates for
                                      purposes of calculating the accrual of
                                      interest for the related Distribution
                                      Date, and the remaining portion of such
                                      Certificate Balance will represent one or
                                      more other separate components of the
                                      Class X-1 Certificates for purposes of
                                      calculating the accrual of interest for
                                      the related Distribution Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-12

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      For any Distribution Date occurring on or
                                      before October 2013, on any particular
                                      component of the total Notional Amount of
                                      the Class X-1 Certificates immediately
                                      prior to the related Distribution Date,
                                      the applicable Class X-1 Strip Rate will
                                      be calculated as follows:

                                      o   if such particular component consists
                                          of the entire certificate balance of
                                          any Class of Principal Balance
                                          Certificates, or in the case of the
                                          Class A-3-1FL Certificates, the
                                          certificate balance of the Class
                                          A-3-1FL Regular Interest, and if such
                                          certificate balance also constitutes,
                                          in its entirety, a component of the
                                          total Notional Amount of the Class X-2
                                          Certificates immediately prior to the
                                          related distribution date, then the
                                          applicable Class X-1 Strip Rate will
                                          equal the excess, if any, of (a) the
                                          Weighted Average Net Mortgage Rate for
                                          such Distribution Date, over (b) the
                                          greater of (i) the rate per annum
                                          corresponding to such Distribution
                                          Date as set forth on Schedule A to the
                                          Prospectus Supplement and (ii) the
                                          Pass-Through Rate for such
                                          Distribution Date for such Class of
                                          Principal Balance Certificates, or in
                                          the case of the Class A-3-1FL
                                          Certificates, the pass-through rate on
                                          the Class A-3-1FL Regular Interest; if
                                          such particular component consists of
                                          a designated portion (but not all) of
                                          the certificate balance of any Class
                                          of Principal Balance Certificates, or
                                          in the case of the Class A-3-1FL
                                          Certificates, the certificate balance
                                          of the Class A-3-1FL Regular Interest,
                                          and if such designated portion of such
                                          certificate balance also constitutes a
                                          component of the total Notional Amount
                                          of the Class X-2 Certificates
                                          immediately prior to the related
                                          Distribution Date, then the applicable
                                          Class X-1 Strip Rate will equal the
                                          excess, if any, of (a) the Weighted
                                          Average Net Mortgage Rate for such
                                          Distribution Date, over (b) the
                                          greater of (i) the rate per annum
                                          corresponding to such Distribution
                                          Date as set forth on Schedule A to the
                                          Prospectus Supplement and (ii) the
                                          Pass-Through Rate for such
                                          Distribution Date for such class of
                                          Principal Balance Certificates, or in
                                          the case of the Class A-3-1FL
                                          Certificates, the certificate balance
                                          of the Class A-3-1FL Regular Interest;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-13

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      o   if such particular component consists
                                          of the entire certificate balance of
                                          any Class of Principal Balance
                                          Certificates, or in the case of the
                                          Class A-3-1FL Certificates, the
                                          certificate balance of the Class
                                          A-3-1FL Regular Interest, and if such
                                          certificate balance does not, in whole
                                          or in part, also constitute a
                                          component of the total Notional Amount
                                          of the Class X-2 Certificates
                                          immediately prior to the related
                                          Distribution Date, then the applicable
                                          Class X-1 Strip Rate will equal the
                                          excess, if any, of (a) the Weighted
                                          Average Net Mortgage Rate for such
                                          Distribution Date, over (b) the
                                          Pass-Through Rate for such
                                          Distribution Date for such Class of
                                          Principal Balance Certificates, or in
                                          the case of the Class A-3-1FL
                                          Certificates, the certificate balance
                                          of the Class A-3-1FL Regular Interest;
                                          and

                                      o   if such particular component consists
                                          of a designated portion (but not all)
                                          of the certificate balance of any
                                          Class of Principal Balance
                                          Certificates, or in the case of the
                                          Class A-3-1FL Certificates, the
                                          certificate balance of the Class
                                          A-3-1FL Regular Interest, and if such
                                          designated portion of such certificate
                                          balance does not also constitute a
                                          component of the total Notional Amount
                                          of the Class X-2 Certificates
                                          immediately prior to the related
                                          Distribution Date, then the applicable
                                          Class X-1 Strip Rate will equal the
                                          excess, if any, of (a) the Weighted
                                          Average Net Mortgage Rate for such
                                          Distribution Date, over (b) the
                                          Pass-Through Rate for such
                                          Distribution Date for such Class of
                                          Principal Balance Certificates, or in
                                          the case of the Class A-3-1FL
                                          Certificates, the certificate balance
                                          of the Class A-3-1FL Regular Interest.

                                      For any Distribution Date occurring after
                                      October 2013, the certificate balance of
                                      each Class of Principal Balance
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the certificate
                                      balance of the Class A-3-1FL Regular
                                      Interest, will constitute a single
                                      separate component of the total Notional
                                      Amount of the Class X-1 Certificates, and
                                      the applicable Class X-1 Strip Rate with
                                      respect to each such component for each
                                      such Distribution Date will equal the
                                      excess, if any, of (a) the Weighted
                                      Average Net Mortgage Rate for such
                                      Distribution Date, over (b) the
                                      Pass-Through Rate for such Distribution
                                      Date for such Class of Principal Balance
                                      Certificates, or in the case of the Class
                                      A-3-1FL Certificates, the certificate
                                      balance of the Class A-3-1FL Regular
                                      Interest.

                                      Under no circumstances will the Class X-1
                                      Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-14

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      The Pass-Through Rate applicable to the
                                      Class X-2 Certificates for the initial
                                      Distribution Date will equal approximately
                                      0.233% per annum. The Pass-Through Rate
                                      applicable to the Class X-2 Certificates
                                      for each Distribution Date subsequent to
                                      the initial Distribution Date and on or
                                      before the Distribution Date in October
                                      2013 will equal the weighted average of
                                      the respective strip rates (the "Class X-2
                                      Strip Rates") at which interest accrues
                                      from time to time on the respective
                                      components of the total Notional Amount of
                                      the Class X-2 Certificates outstanding
                                      immediately prior to the related
                                      Distribution Date (weighted on the basis
                                      of the respective balances of such
                                      components outstanding immediately prior
                                      to such Distribution Date). Each of those
                                      components will be comprised of all or a
                                      designated portion of the certificate
                                      balance of a specified class of Principal
                                      Balance Certificates, or in the case of
                                      the Class A-3-1FL Certificates, the
                                      certificate balance of the Class A-3-1FL
                                      Regular Interest. If all or a designated
                                      portion of the certificate balance of any
                                      class of Principal Balance Certificates is
                                      identified in Schedule I as being part of
                                      the total Notional Amount of the Class X-2
                                      Certificates immediately prior to any
                                      Distribution Date, then that Certificate
                                      Balance (or designated portion thereof)
                                      will represent one or more separate
                                      components of the total Notional Amount of
                                      the Class X-2 Certificates for purposes of
                                      calculating the accrual of interest for
                                      the related Distribution Date. For any
                                      Distribution Date occurring on or before
                                      October 2013, on any particular component
                                      of the total Notional Amount of the Class
                                      X-2 Certificates immediately prior to the
                                      related Distribution Date, the applicable
                                      Class X-2 Strip Rate will equal the
                                      excess, if any, of:

                                         o   the lesser of (a) the rate per
                                             annum corresponding to such
                                             Distribution Date as set forth on
                                             Schedule A to the Prospectus
                                             Supplement and (b) the Weighted
                                             Average Net Mortgage Rate for such
                                             Distribution Date, over

                                         o   the Pass-Through Rate for such
                                             Distribution Date for the class of
                                             Principal Balance Certificates, or
                                             in the case of the Class A-3-1FL
                                             Certificates, the certificate
                                             balance of the Class A-3-1FL
                                             Regular Interest whose Certificate
                                             Balance, or a designated portion
                                             thereof, comprises such component.

                                      Under no circumstances will the Class X-2
                                      Strip Rate be less than zero.

                                      The pass through rate for the Class X-Y
                                      Certificates for each distribution date
                                      will be a variable rate equal to the
                                      weighted average of various Class X-Y
                                      Strip Rates attributable to each of the
                                      residential cooperative mortgage loans
                                      from time to time. The Class X-Y Strip
                                      Rate for each residential cooperative
                                      mortgage loan is equal to 0.10% per annum;
                                      provided that, if the subject residential
                                      cooperative mortgage loan accrues interest
                                      on the basis of the actual number of days
                                      elapsed during each 1-month interest
                                      accrual period in a year assumed to
                                      consist of 360 days, then the foregoing
                                      0.10% will be multiplied by a fraction,
                                      expressed as a percentage, the numerator
                                      of which is the number of days in the
                                      subject interest accrual period, and the
                                      denominator of which is 30.

                                      Under no circumstances will the Class X-Y
                                      Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-15

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

Yield Maintenance/Prepayment          On any Distribution Date prior to and
Premium Allocation:                   including the Distribution Date on which
                                      the Certificate Balance of the Class A
                                      Senior Certificates has been reduced to
                                      zero, Prepayment Premiums or Yield
                                      Maintenance Charges collected in respect
                                      of each mortgage loan included in a
                                      particular Loan Group during the related
                                      Collection Period will be distributed by
                                      the paying agent to the holders of each of
                                      the Class A Senior Certificates (other
                                      than the Class A-3-1FL Certificates) and
                                      the Class A-3-1FL Regular Interest then
                                      entitled to distributions of principal on
                                      such Distribution Date, an amount equal to
                                      the product of (a) a fraction, the
                                      numerator of which is the amount
                                      distributed as principal to the holders of
                                      that Class in respect of the mortgage
                                      loans in that Loan Group on that
                                      Distribution Date, and the denominator of
                                      which is the total amount distributed as
                                      principal to the holders of all Classes of
                                      Certificates representing principal
                                      payments in respect of the mortgage loans
                                      included in that Loan Group on that
                                      Distribution Date, (b) the Base Interest
                                      Fraction (as defined in the Prospectus
                                      Supplement) for the related principal
                                      prepayment and that Class and (c) the
                                      amount of the Prepayment Premium or Yield
                                      Maintenance Charge collected in respect of
                                      such principal prepayment during the
                                      related Collection Period.

                                      All prepayment premiums or yield
                                      maintenance charges allocated to the Class
                                      A-3-1FL Regular Interest will be paid to
                                      the Swap Counterparty unless the Swap
                                      Contract and any replacement swap contract
                                      is terminated, in which case, those
                                      amounts will be distributed to the Class
                                      A-3-1FL Certificates.

                                      On any Distribution Date, Prepayment
                                      Premiums or Yield Maintenance Charges
                                      collected in respect of each mortgage loan
                                      during the related Collection Period will
                                      be distributed by the paying agent to the
                                      holders of each of the Class A-J, Class B,
                                      Class C, Class D, Class E, Class F, Class
                                      G and Class H Certificates then entitled
                                      to distributions of principal on such
                                      Distribution Date, an amount equal to the
                                      product of (a) a fraction, the numerator
                                      of which is the amount distributed as
                                      principal to the holders of that Classes
                                      on that Distribution Date, and the
                                      denominator of which is the total amount
                                      distributed as principal to the holders of
                                      all Classes of Certificates on that
                                      Distribution Date, (b) the Base Interest
                                      Fraction for the related principal
                                      prepayment and that Class and (c) the
                                      amount of the Prepayment Premium or Yield
                                      Maintenance Charge collected in respect of
                                      such principal prepayment during the
                                      related Collection Period.

                                      The portion, if any, of the Prepayment
                                      Premium or Yield Maintenance Charge
                                      remaining after the distributions
                                      described above will be distributed to the
                                      holders of the Class X-1 Certificates and
                                      Class X-2 Certificates based on an 80 and
                                      20 ratio, respectively, through and
                                      including the Distribution Date in October
                                      2010. After the Distribution Date in
                                      October 2010, all Prepayment Premiums or
                                      Yield Maintenance Charges remaining after
                                      the distribution described above will be
                                      distributed to the holder of the Class X-1
                                      Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-16

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      Notwithstanding the foregoing, Yield
                                      Maintenance Charges collected during any
                                      Collection Period with respect to any
                                      residential cooperative mortgage loan will
                                      be distributed pro rata as follows:

                                         o   If the amount of such Yield
                                             Maintenance Charges exceeds any
                                             applicable Yield Maintenance
                                             Minimum Amount (as defined in the
                                             Prospectus Supplement), such Yield
                                             Maintenance Charges will be
                                             distributed as follows: (a) to the
                                             holders of the Class X-Y
                                             Certificates, a fraction of the
                                             Yield Maintenance Charges whose
                                             numerator is equal to the related
                                             mortgage loan interest rate less
                                             the Net Mortgage Rate and whose
                                             denominator is equal to the related
                                             mortgage loan interest rate less
                                             the applicable Treasury Rate (as
                                             defined in the Prospectus
                                             Supplement), provided, that under
                                             no circumstances will the fraction
                                             be greater than one, and (b) the
                                             amount of such Yield Maintenance
                                             Charges actually payable during
                                             such Collection Period in excess of
                                             the amount to be distributed
                                             pursuant to clause (a) will be
                                             distributed to the holders of the
                                             Class A-1, Class A-1A, Class A-2,
                                             Class A-3-1, Class A-3-2, Class
                                             A-AB, Class A-4A, Class A-4B, Class
                                             A-J, Class B, Class C, Class D,
                                             Class E, Class F, Class G, Class H,
                                             Class X-1 and Class X-2
                                             Certificates and the Class A-3-1FL
                                             Regular Interest, allocable among
                                             such classes as set forth above.

                                         o   If the amount of such Yield
                                             Maintenance Charges equals any
                                             applicable Yield Maintenance
                                             Minimum Amount, such Yield
                                             Maintenance Charges will be
                                             distributed as follows: (a) 50% to
                                             the holders of the Class A-1, Class
                                             A-1A, Class A-2, Class A-3-1, Class
                                             A-3-2, Class A-AB, Class A-4A,
                                             Class A-4B, Class A-J, Class B,
                                             Class C, Class D, Class E, Class F,
                                             Class G, Class H, Class X-1 and
                                             Class X-2 Certificates and the
                                             Class A-3-1FL Regular Interest,
                                             allocable among such Classes as set
                                             forth in the paragraphs above, and
                                             (b) 50% to the holders of the Class
                                             X-Y Certificates.

                                         o   In addition, notwithstanding the
                                             foregoing, Prepayment Premiums
                                             collected during any Collection
                                             Period with respect to any
                                             residential cooperative mortgage
                                             loan will be distributed as
                                             follows: (a) 50% to the holders of
                                             the Class A-1, Class A-1A, Class
                                             A-2, Class A-3-1, Class A-3-2,
                                             Class A-AB, Class A-4A, Class A-4B,
                                             Class A-J, Class B, Class C, Class
                                             D, Class E, Class F, Class G, Class
                                             H, Class X-1 and Class X-2
                                             Certificates and the Class A-3-1FL
                                             Regular Interest, allocable among
                                             such Classes as set forth in the
                                             paragraphs above, and (b) 50% to
                                             the holders of the Class X-Y
                                             Certificates.
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-17

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      The following is an example of the
                                      Prepayment Premium Allocation for a loan
                                      that is not a residential cooperative
                                      mortgage loan under (b) above based on the
                                      information contained herein and the
                                      following assumptions:

                                      Two Classes of Certificates: Class A-1 and
                                      X

                                      The characteristics of the Mortgage Loan
                                      being prepaid are as follows:

                                         -  Loan Balance:  $10,000,000

                                         -  Mortgage Rate: 5.40%

                                         -  Maturity Date: 5 years
                                            (October 1, 2010)

                                      The Discount Rate is equal to 4.10%

                                      The Class A-1 Pass-Through Rate is equal
                                      to 4.90%

                             CLASS A-1 CERTIFICATES

                                                                        YIELD MAINTENANCE
                   METHOD                               FRACTION            ALLOCATION
     ------------------------------------------------------------------------------------

     (Class A-1 Pass Through Rate-Discount Rate)      (4.90%-4.10%)           61.54%
     -------------------------------------------   ------------------
           (Mortgage Rate - Discount Rate)           (5.40%-4.10%)

                              CLASS X CERTIFICATES

                                                                        YIELD MAINTENANCE
                   METHOD                               FRACTION            ALLOCATION
     ------------------------------------------------------------------------------------

          (1- Class A-1 YM Allocation)                 (1-61.54% )          38.46%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-18

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

III. SELLERS

                                      Morgan Stanley Mortgage Capital Inc.
                                      ("MSMC")

                                      The Mortgage Pool includes 37 Mortgage
                                      Loans, representing 48.4% of the Initial
                                      Pool Balance that were originated by or on
                                      behalf of MSMC or purchased from a third
                                      party.

                                      MSMC, a subsidiary of Morgan Stanley and
                                      an affiliate of Morgan Stanley & Co.
                                      Incorporated, one of the underwriters, was
                                      formed as a New York corporation to
                                      originate and acquire loans secured by
                                      mortgages on commercial and multifamily
                                      real estate. Each of the MSMC mortgage
                                      loans was originated or purchased by MSMC,
                                      and all of the MSMC mortgage loans were
                                      underwritten by MSMC underwriters. The
                                      principal offices of MSMC are located at
                                      1585 Broadway, New York, New York 10036.

                                      IXIS Real Estate Capital Inc. ("IXIS")

                                      The Mortgage Pool includes 29 Mortgage
                                      Loans, representing 29.8% of the Initial
                                      Pool Balance that were originated by or on
                                      behalf of IXIS or purchased from a third
                                      party.

                                      IXIS is a New York corporation that
                                      primarily engages in originating, lending
                                      against, purchasing and securitizing
                                      commercial and residential mortgage loans.
                                      IXIS is a subsidiary of IXIS Corporate and
                                      Investment Bank, a fully licensed bank
                                      under French laws.

                                      NCB, FSB

                                      The Mortgage Pool includes 81 Mortgage
                                      Loans, representing 10.4% of the Initial
                                      Pool Balance, that are being contributed
                                      by NCB, FSB.

                                      NCB, FSB is a federal savings bank
                                      chartered by the Office of Thrift
                                      Supervision of the U.S. Department of the
                                      Treasury. It is one of the master
                                      servicers and is a wholly-owned subsidiary
                                      of National Consumer Cooperative Bank, one
                                      of the special servicers. NCB, FSB
                                      maintains an office at 1725 Eye Street,
                                      N.W., Washington, D.C. 20006.

                                      NCB, FSB, together with its affiliates and
                                      parent, National Consumer Cooperative
                                      Bank, have originated over $4.9 billion in
                                      commercial and multifamily loans and
                                      securitized over $4.0 billion of such
                                      originations in 33 public securitization
                                      transactions.

                                      Massachusetts Mutual Life Insurance
                                      Company ("MassMutual")

                                      The Mortgage Pool includes 20 Mortgage
                                      Loans, representing 5.3% of the Initial
                                      Pool Balance, that are being contributed
                                      by MassMutual.

                                      MassMutual, based in Springfield,
                                      Massachusetts, is a global diversified
                                      financial services organization with more
                                      than 31,000 employees and sales
                                      representatives around the world. Babson
                                      Capital Management LLC, a MassMutual
                                      subsidiary, serves as the sole and
                                      exclusive real estate debt investment
                                      advisor to the MassMutual General
                                      Investment Account. Babson Capital
                                      Management LLC also manages and services
                                      real estate debt assets and funds for
                                      institutional clients worldwide.

                                      Each of the mortgage loans sold to the
                                      Trust by MassMutual was either originated
                                      and underwritten or purchased by either
                                      MassMutual or Babson Capital Management
                                      LLC.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-19

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

                                      Union Central Mortgage Funding, Inc.
                                      ("UCMFI")

                                      The Mortgage Pool includes 36 Mortgage
                                      Loans, representing 4.0% of the Initial
                                      Pool Balance, that were originated by
                                      UCMFI.

                                      UCMFI is a corporation organized under the
                                      laws of the State of Ohio. UCMFI is a
                                      wholly owned subsidiary of The Union
                                      Central Life Insurance Company. UCMFI was
                                      formed to originate and acquire loans
                                      secured by commercial and multifamily real
                                      estate. UCMFI is also the Primary Servicer
                                      with respect to loans transferred by it to
                                      the trust. The principal offices of UCMFI
                                      are located at 312 Elm Street, Cincinnati,
                                      Ohio 45202. The mortgage loans for which
                                      UCMFI is the applicable mortgage loan
                                      seller were originated or acquired by
                                      UCMFI.

                                      SunTrust Bank ("SunTrust")

                                      The Mortgage Pool includes 7 Mortgage
                                      Loans, representing 2.1% of the Initial
                                      Pool Balance, that are being contributed
                                      by SunTrust.

                                      SunTrust is a Georgia banking corporation
                                      and a member of the Federal Reserve
                                      System. Each of the SunTrust mortgage
                                      loans were originated and underwritten by
                                      SunTrust. The principal offices of
                                      SunTrust Mortgage are located at 303
                                      Peachtree Street, Atlanta, GA 30308.
                                      SunTrust Bank is also a primary servicer
                                      for those mortgage loans for which they
                                      are the applicable mortgage loan seller
                                      under the Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-20

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

IV. COLLATERAL DESCRIPTION

    TEN LARGEST LOANS

          MORTGAGE                                                             PROPERTY       CUT-OFF DATE                 UNITS/
  NO.   LOAN SELLER   PROPERTY NAME                 CITY             STATE     TYPE                BALANCE  % OF POOL          SF
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------

1           MSMC      195 Broadway                  New York           NY      Office         $196,000,000      12.7%     914,594
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
2           MSMC      1875 K Street                 Washington         DC      Office          $85,000,000       5.5%     187,624
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
3           IXIS      L-3 Communications            Salt Lake          UT      Mixed Use       $84,000,000       5.4%     901,388
                                                    City
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
4           IXIS      69th Street Philadelphia      Upper Darby        PA      Retail          $65,000,000       4.2%     665,531
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
5           MSMC      Equitable Plaza Building      Los Angeles        CA      Office          $59,000,000       3.8%     689,258
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
6           IXIS      Central Mall Fort Smith       Fort Smith         AR      Retail          $58,800,000       3.8%     738,111
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
7           MSMC      Key West Hilton Resort        Key West           FL      Hospitality     $49,940,806       3.2%         178
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
8           MSMC      Six Penn Center               Philadelphia       PA      Office          $49,000,000       3.2%     302,700
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
9           IXIS      606 Olive Street              Los Angeles        CA      Office          $39,913,438       2.6%     285,139
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
10          IXIS      Cortana Mall                  Baton Rouge        LA      Retail          $39,908,928       2.6%     349,646
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------
                      TOTALS/WEIGHTED AVERAGES                                                $726,563,172      47.0%
------- -----------   ----------------------------- -------------- ----------- ------------ --------------- ---------- -----------

                                POST IO   CUT-OFF
         LOAN PER                PERIOD    DATE   BALLOON
  NO.     UNIT/SF      DSCR       DSCR      LTV     LTV
------- ---------- --------- ---------- --------- -------

1            $214     1.37x      1.37x     72.6%   72.6%
------- ---------- --------- ---------- --------- -------
2            $453     1.48x      1.48x     75.2%   75.2%
------- ---------- --------- ---------- --------- -------
3             $93     1.98x      1.56x     73.0%   64.7%

------- ---------- --------- ---------- --------- -------
4             $98     1.48x      1.20x     73.5%   63.4%
------- ---------- --------- ---------- --------- -------
5             $86     1.33x      1.33x     74.7%   61.5%
------- ---------- --------- ---------- --------- -------
6             $80     1.61x      1.23x     79.0%   69.8%
------- ---------- --------- ---------- --------- -------
7        $280,566     2.15x      2.15x     60.2%   49.8%
------- ---------- --------- ---------- --------- -------
8            $162     1.76x      1.39x     70.0%   62.2%
------- ---------- --------- ---------- --------- -------
9            $140     1.38x      1.38x     75.3%   62.5%
------- ---------- --------- ---------- --------- -------
10           $114     2.28x      1.55x     54.0%   35.1%
------- ---------- --------- ---------- --------- -------
                      1.61X      1.44X     71.8%   65.2%
------- ---------- --------- ---------- --------- -------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-21

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

IV. COLLATERAL DESCRIPTION

------------
             Single Note/Multiple Property
------------

5 YEAR LOANS

         MORTGAGE                                                                                     % OF
          LOAN                                                             PROPERTY        CUT-OFF    TOTAL              LOAN PER
NO.      SELLER    PROPERTY NAME                       CITY        STATE   TYPE            BALANCE    POOL    UNITS/SF   UNIT/SF
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------

  12      MSMC     Marriott Courtyard - Downtown       Houston       TX    Hospitality $13,755,000    0.9%         191    $70,442
                   Houston
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
                   Marriott Residence Inn - Downtown
  13      MSMC     Houston                             Houston       TX    Hospitality $11,745,000    0.8%         171    $70,442
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
  15      MSMC     Derry Meadows Shoppes               Derry         NH    Retail      $21,500,000    1.4%     179,828       $120
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
  28      MSMC     99 Suffolk Street                   New York      NY    Multifamily $10,487,454    0.7%          35   $299,642
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
  55      IXIS     Colleyville Town Square             Colleyville   TX    Retail       $6,000,000    0.4%      32,330       $186
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
  61      MSMC     Sportsman Warehouse - Bend          Bend          OR    Retail       $5,000,000    0.3%      48,171       $104
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
                   TOTAL/WEIGHTED AVERAGES                                             $68,487,454    4.4%
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------

                  POST IO  CUT-OFF           REM.       REM.
                  PERIOD    DATE    BALLOON   IO      TERM TO
NO.       DSCR     DSCR     LTV       LTV    TERM     MATURITY
------- -------- -------- --------- -------- -------- ---------

  12     1.75x    1.42x    54.6%     50.9%     12        60
------- -------- -------- --------- -------- -------- ---------
  13     1.75x    1.42x    54.6%     50.9%     12        60
------- -------- -------- --------- -------- -------- ---------
  15     1.86x    1.86x    67.2%     67.2%     60        60
------- -------- -------- --------- -------- -------- ---------
  28     1.29x    1.29x    74.9%     69.3%     NAP       59
------- -------- -------- --------- -------- -------- ---------
  55     1.52x    1.24x    78.4%     74.1%     11        59
------- -------- -------- --------- -------- -------- ---------
  61     2.08x    2.08x    62.5%     62.5%     60        60
------- -------- -------- --------- -------- -------- ---------
         1.72X    1.57X    64.3%     61.7%               60
------- -------- -------- --------- -------- -------- ---------

7 YEAR LOANS

         MORTGAGE                                                                                    % OF
          LOAN                                                             PROPERTY       CUT-OFF    TOTAL              LOAN PER
NO.      SELLER    PROPERTY NAME                       CITY        STATE   TYPE           BALANCE    POOL     UNITS/SF   UNIT/SF
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ -------   --------- ---------

  1       MSMC     195 Broadway                        New York      NY    Office      $196,000,000  12.7%     914,594     $214
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------
                   TOTAL/WEIGHTED AVERAGES                                             $196,000,000  12.7%
------- ---------- ----------------------------------- ----------- ------- ----------- ------------ --------- --------- ---------

                   POST IO  CUT-OFF           REM.       REM.
                   PERIOD    DATE    BALLOON   IO      TERM TO
NO.        DSCR     DSCR     LTV       LTV    TERM     MATURITY
------- --------- -------- --------- -------- -------- ---------

  1       1.37x    1.37x    72.6%     72.6%     78        78
------- --------- -------- --------- -------- -------- ---------
          1.37X    1.37X    72.6%     72.6%               78
------- --------- -------- --------- -------- -------- ---------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Greenwich
Capital Markets, Inc., IXIS Securities North America Inc. and SunTrust Capital
Markets Inc. (collectively, the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                      T-22

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

V. TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                   LOANS               BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  1 - 2,500,000                                                     97                 116,674,155               7.5
  2,500,001 - 5,000,000                                             56                 202,009,084              13.1
  5,000,001 - 7,500,000                                             17                 107,267,997               6.9
  7,500,001 - 10,000,000                                            12                 101,647,712               6.6
  10,000,001 - 12,500,000                                            8                  88,694,578               5.7
  12,500,001 - 15,000,000                                            2                  28,469,116               1.8
  15,000,001 - 17,500,000                                            1                  16,850,000               1.1
  17,500,001 - 20,000,000                                            2                  38,436,723               2.5
  20,000,001 - 30,000,000                                            5                 120,250,000               7.8
  30,000,001 - 40,000,000                                            2                  79,822,366               5.2
  40,000,001 - 50,000,000                                            2                  98,940,806               6.4
  50,000,001 - 60,000,000                                            2                 117,800,000               7.6
  60,000,001 - 70,000,000                                            1                  65,000,000               4.2
  70,000,001 >=                                                      3                 365,000,000              23.6
-----------------------------------------------------------------------------------------------------------------------
  Total:                                                           210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
  Min: $117,108                                              Max: $196,000,000       Average: $7,336,012
-----------------------------------------------------------------------------------------------------------------------

STATE
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 New York                                                           78                 370,763,304              24.0
 California - Northern                                              20                 171,807,726              11.1
 California - Southern                                               9                  68,434,378               4.4
 Florida                                                            13                 129,093,074               8.3
 Pennsylvania                                                        8                 114,000,000               7.4
 Utah                                                                4                  87,764,230               5.7
 District of Columbia                                                1                  85,000,000               5.5
 Arkansas                                                            1                  58,800,000               3.8
 Texas                                                               8                  48,301,638               3.1
 New Jersey                                                          3                  45,280,075               2.9
 Louisiana                                                           1                  39,908,928               2.6
 Other                                                              73                 327,709,185              21.2
-----------------------------------------------------------------------------------------------------------------------
 Total:                                                            219              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 Office                                                             23                 532,932,822              34.5
 Retail                                                             49                 357,041,512              23.1
 Multifamily                                                       105                 337,988,445              21.8
 Mixed Use                                                           8                 117,541,423               7.6
 Hospitality                                                         7                 105,040,780               6.8
 Industrial                                                         15                  33,221,530               2.1
 Manufactured Housing                                                3                  31,400,000               2.0
 Self Storage                                                        4                  10,422,534               0.7
 Other                                                               5                  21,273,493               1.4
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            219              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------

SEASONING (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 0                                                                  14                 154,975,000              10.0
 1 - 5                                                             143                 921,920,658              59.6
 6 - 11                                                             30                 381,610,014              24.7
 12 - 23                                                             4                   9,168,588               0.6
 24 >=                                                              19                  79,188,278               5.1
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
  Min: 0 mos.                                                  Max: 114 mos.              Wtd Avg: 6 mos.
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 5.000                                                          22                 286,499,078              18.5
  5.001 - 5.500                                                     91                 908,514,306              58.7
  5.501 - 6.000                                                     61                 226,098,221              14.6
  6.001 - 6.500                                                     16                  54,436,848               3.5
  6.501 - 7.000                                                      2                     379,451               0.0
  7.001 - 7.500                                                      6                  26,516,272               1.7
  7.501 - 8.000                                                      5                  16,004,517               1.0
  8.001 - 8.500                                                      3                  10,743,405               0.7
  8.501 - 9.000                                                      4                  17,670,441               1.1
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------

  Min: 4.747%                                                   Max: 8.970%                 Wtd Avg: 5.415%
-----------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 <= 60                                                               5                   68,487,45              44.4
 61 - 84                                                             1                 196,000,000              12.7
 85 - 120                                                          151               1,126,274,833              72.8
 121 - 180                                                          26                  68,222,092               4.4
 181 - 240                                                          25                  79,366,796               5.1
 241 - 300                                                           2                   8,511,364               0.6
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 60 mos.                                               Max: 300 mos.                  Wtd Avg: 121 mos.
-----------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                   LOANS               BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 60                                                              5                  68,487,454               4.4
  61 - 84                                                            1                 196,000,000              12.7
  85 - 120                                                         157               1,149,017,398              74.3
  121 - 180                                                         28                  86,958,440               5.6
  181 - 240                                                         17                  37,887,883               2.4
  241 - 300                                                          2                   8,511,364               0.6
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 59 mos.                                                Max: 298 mos.                  Wtd Avg: 115 mos.
-----------------------------------------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  IO                                                                23                 365,100,000              23.6
  61 - 120                                                           7                   4,992,088               0.3
  121 - 180                                                         12                  16,852,844               1.1
  181 - 240                                                         30                 108,672,769               7.0
  241 - 360                                                        117               1,012,318,284              65.4
  361 >=                                                            21                  38,926,553               2.5
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           210              $1,556,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------

 Min: 102 mos.                                              Max: 479 mos.                    Wtd Avg: 336 mos.
-----------------------------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

<= 10.0                                                             51                  81,560,223               5.3
10.1 - 20.0                                                         19                  48,170,094               3.1
20.1 - 30.0                                                          5                  13,889,291               0.9
30.1 - 40.0                                                          9                  26,276,368               1.7
40.1 - 50.0                                                         19                  60,319,920               3.9
50.1 - 60.0                                                         22                 141,356,525               9.1
60.1 - 70.0                                                         38                 293,019,058              18.9
70.1 - 75.0                                                         38                 669,271,311              43.3
75.1 - 80.0                                                          9                 212,999,747              13.8
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                             210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0.5%                                                  Max: 79.4%                        Wtd Avg: 63.1%
-----------------------------------------------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 <= 10.0                                                            90                 161,701,717              10.5
 10.1 - 20.0                                                        10                  28,448,506               1.8
 20.1 - 30.0                                                        11                  35,146,373               2.3
 30.1 - 40.0                                                        16                  94,925,433               6.1
 40.1 - 50.0                                                        18                 120,257,664               7.8
 50.1 - 55.0                                                        14                  96,339,600               6.2
 55.1 - 60.0                                                        14                  73,245,043               4.7
 60.1 - 65.0                                                        21                 435,994,190              28.2
 65.1 - 70.0                                                        13                 213,804,012              13.8
 70.1 - 75.0                                                         2                 202,000,000              13.1
 75.1 - 80.0                                                         1                  85,000,000               5.5
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0.0%                                                 Max: 75.2%                         Wtd Avg: 53.7%
-----------------------------------------------------------------------------------------------------------------------

POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 1.01 - 1.10                                                         7                  12,958,507               0.8
 1.11 - 1.20                                                        22                 133,693,929               8.6
 1.21 - 1.30                                                        39                 329,606,503              21.3
 1.31 - 1.40                                                        20                 446,339,180              28.9
 1.41 - 1.50                                                        16                 172,274,804              11.1
 1.51 - 1.60                                                        10                 164,202,959              10.6
 1.61 - 1.70                                                         8                  26,032,684               1.7
 1.71 - 1.80                                                         5                  19,713,581               1.3
 1.81 - 1.90                                                         2                  28,227,460               1.8
 1.91 - 2.00                                                         1                   1,296,419               0.1
 2.01 - 2.50                                                         7                  76,268,982               4.9
 2.51 - 3.00                                                         3                  12,461,238               0.8
 3.01 >=                                                            70                 123,786,292               8.0
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            210              $1,546,862,539             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 1.01x                                                 Max: 46.59x                       Wtd Avg: 2.31x
-----------------------------------------------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS
Securities North America Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-23

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

VI. LOAN GROUP 1

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 2,500,000                                                      79                  95,988,443               7.3
  2,500,001 - 5,000,000                                             38                 137,392,449              10.4
  5,000,001 - 7,500,000                                             11                  68,212,440               5.2
  7,500,001 - 10,000,000                                            10                  86,011,101               6.5
  10,000,001 - 12,500,000                                            6                  67,607,125               5.1
  12,500,001 - 15,000,000                                            2                  28,469,116               2.2
  15,000,001 - 17,500,000                                            1                  16,850,000               1.3
  17,500,001 - 20,000,000                                            1                  20,000,000               1.5
  20,000,001 - 30,000,000                                            3                  68,000,000               5.2
  30,000,001 - 40,000,000                                            2                  79,822,366               6.1
  40,000,001 - 50,000,000                                            2                  98,940,806               7.5
  50,000,001 - 60,000,000                                            2                 117,800,000               9.0
  60,000,001 - 70,000,000                                            1                  65,000,000               4.9
  70,000,001 >=                                                      3                 365,000,000              27.8
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
  Min: $117,108                                            Max: $196,000,000            Average: $8,168,285
-----------------------------------------------------------------------------------------------------------------------

STATE
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 New York                                                           56                 298,225,421              22.7
 California - Southern                                              17                 146,807,726              11.2
 California - Northern                                               8                  66,474,856               5.1
 Florida                                                            12                 121,356,463               9.2
 Pennsylvania                                                        8                 114,000,000               8.7
 Utah                                                                4                  87,764,230               6.7
 District of Columbia                                                1                  85,000,000               6.5
 Arkansas                                                            1                  58,800,000               4.5
 Texas                                                               8                  48,301,638               3.7
 Louisiana                                                           1                  39,908,928               3.0
 New Hampshire                                                       2                  31,488,161               2.4
 Other                                                              52                 216,966,424              16.5
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            170              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 Office                                                             23                 532,932,822              40.5
 Retail                                                             49                 357,041,512              27.1
 Mixed Use                                                           8                 117,541,423               8.9
 Multifamily                                                        56                 106,219,754               8.1
 Hospitality                                                         7                 105,040,780               8.0
 Industrial                                                         15                  33,221,530               2.5
 Manufactured Housing                                                3                  31,400,000               2.4
 Self Storage                                                        4                  10,422,534               0.8
 Other                                                               5                  21,273,493               1.6
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            170              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------

SEASONING (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 0                                                                  13                 148,475,000              11.3
 1 - 5                                                             120                 805,068,346              61.2
 6 - 11                                                             23                 346,176,801              26.3
 12 - 23                                                             4                   9,168,588               0.7
 24 >=                                                               1                   6,205,112               0.5
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0 mos.                                                   Max: 74 mos.            Wtd Avg: 3 mos.
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 5.000                                                          18                 256,593,180              19.5
  5.001 - 5.500                                                     76                 798,681,359              60.7
  5.501 - 6.000                                                     53                 211,915,863              16.1
  6.001 - 6.500                                                     12                  41,475,101               3.2
  6.501 - 7.000                                                      1                     223,232               0.0
  7.001 - 7.500                                                      1                   6,205,112               0.5
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 4.747%                                                   Max: 7.120%             Wtd Avg: 5.309%
-----------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 <= 60                                                               4                  58,000,000               4.4
 61 - 84                                                             1                 196,000,000              14.9
 85 - 120                                                          123                 979,715,877              74.5
 121 - 180                                                          14                  32,762,479               2.5
 181 - 240                                                          18                  44,092,995               3.4
 241 - 300                                                           1                   4,522,496               0.3
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 60 mos.                                                  Max: 300 mos.           Wtd Avg: 117 mos.
-----------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 60                                                              4                  58,000,000               4.4
  61 - 84                                                            1                 196,000,000              14.9
  85 - 120                                                         123                 979,715,877              74.5
  121 - 180                                                         15                  38,967,591               3.0
  181 - 240                                                         17                  37,887,883               2.9
  241 - 300                                                          1                   4,522,496               0.3
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 59 mos.                                                  Max: 293 mos.           Wtd Avg: 113 mos.
-----------------------------------------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  IO                                                                21                 364,250,000              27.7
  61 - 120                                                           6                   4,835,868               0.4
  121 - 180                                                         10                  14,200,800               1.1
  181 - 240                                                         29                 107,881,272               8.2
  241 - 360                                                         83                 809,018,716              61.5
  361>=                                                             12                  14,907,191               1.1
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 102 mos.                                                 Max: 479 mos.           Wtd Avg: 334 mos.
-----------------------------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 <= 10.0                                                            43                  75,838,629               5.8
 10.1 - 20.0                                                         8                  14,361,937               1.1
 30.1 - 40.0                                                         3                   5,587,458               0.4
 40.1 - 50.0                                                        12                  31,044,393               2.4
 50.1 - 60.0                                                        17                 116,173,355               8.8
 60.1 - 70.0                                                        36                 263,982,336              20.1
 70.1 - 75.0                                                        33                 595,105,991              45.3
 75.1 - 80.0                                                         9                 212,999,747              16.2
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                            161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0.5%                                                      Max: 79.4%             Wtd Avg: 65.2%
-----------------------------------------------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 10.0                                                           75                 139,660,511              10.6
  10.1 - 20.0                                                        5                   9,062,746               0.7
  20.1 - 30.0                                                        3                   7,209,213               0.5
  30.1 - 40.0                                                        7                  57,214,211               4.4
  40.1 - 50.0                                                       14                 102,758,914               7.8
  50.1 - 55.0                                                       13                  92,347,050               7.0
  55.1 - 60.0                                                       13                  54,808,321               4.2
  60.1 - 65.0                                                       18                 397,116,323              30.2
  65.1 - 70.0                                                       10                 167,916,558              12.8
  70.1 - 75.0                                                        2                 202,000,000              15.4
  75.1 - 80.0                                                        1                  85,000,000               6.5
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0.0%                                                      Max: 75.2%             Wtd Avg: 55.6%
-----------------------------------------------------------------------------------------------------------------------

POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  1.01 - 1.10                                                        5                   8,882,586               0.7
  1.11 - 1.20                                                       19                 123,895,667               9.4
  1.21 - 1.30                                                       26                 195,188,527              14.8
  1.31 - 1.40                                                       20                 446,339,180              33.9
  1.41 - 1.50                                                       14                 163,927,751              12.5
  1.51 - 1.60                                                        7                 152,493,321              11.6
  1.61 - 1.70                                                        8                  26,032,684               2.0
  1.71 - 1.80                                                        3                  12,549,971               1.0
  1.81 - 1.90                                                        1                  21,500,000               1.6
  1.91 - 2.00                                                        1                   1,296,419               0.1
  2.01 - 2.50                                                        6                  72,787,175               5.5
  2.51 - 3.00                                                        1                   1,991,093               0.2
  3.01 >=                                                           50                  88,209,473               6.7
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                           161              $1,315,093,847             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 1.01x                                                     Max: 46.59x            Wtd Avg: 2.31x
-----------------------------------------------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS
Securities North America Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-24

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

VII. LOAN GROUP 2

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 2,500,000                                                      18                  20,685,712               8.9
  2,500,001 - 5,000,000                                             18                  64,616,635              27.9
  5,000,001 - 7,500,000                                              6                  39,055,557              16.9
  7,500,001 - 10,000,000                                             2                  15,636,611               6.7
  10,000,001 - 12,500,000                                            2                  21,087,454               9.1
  17,500,001 - 20,000,000                                            1                  18,436,723               8.0
  20,000,001 - 30,000,000                                            2                  52,250,000              22.5
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                            49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
  Min: $156,220                                               Max: $27,500,000         Average: $4,729,973
-----------------------------------------------------------------------------------------------------------------------

STATE
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 New York                                                           22                  72,537,883              31.3
 New Jersey                                                          2                  33,606,932              14.5
 Massachusetts                                                       2                  29,003,209              12.5
 California - Southern                                               3                  25,000,000              10.8
 California - Northern                                               1                   1,959,522               0.8
 Michigan                                                            4                  18,538,392               8.0
 Maryland                                                            4                  14,684,027               6.3
 Georgia                                                             2                   8,855,153               3.8
 Florida                                                             1                   7,736,611               3.3
 Wisconsin                                                           2                   6,270,395               2.7
 Illinois                                                            2                   5,545,104               2.4
 Other                                                               4                   8,031,462               3.5
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                             49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 Multifamily                                                        49                 231,768,691             100.0
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                             49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------

SEASONING (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF               AGGREGATE
                                                                MORTGAGED             CUT-OFF DATE              % OF
                                                                PROPERTIES             BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 0                                                                   1                   6,500,000               2.8
 1 - 5                                                              23                 116,852,313              50.4
 6 - 11                                                              7                  35,433,213              15.3
 24 >=                                                              18                  72,983,166              31.5
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                             49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0 mos.                                                    Max: 114 mos.           Wtd Avg: 24 mos.
-----------------------------------------------------------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 5.000                                                           4                  29,905,897              12.9
  5.001 - 5.500                                                     15                 109,832,947              47.4
  5.501 - 6.000                                                      8                  14,182,358               6.1
  6.001 - 6.500                                                      4                  12,961,747               5.6
  6.501 - 7.000                                                      1                     156,220               0.1
  7.001 - 7.500                                                      5                  20,311,160               8.8
  7.501 - 8.000                                                      5                  16,004,517               6.9
  8.001 - 8.500                                                      3                  10,743,405               4.6
  8.501 - 9.000                                                      4                  17,670,441               7.6
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                            49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 4.830%                                                  Max: 8.970%              Wtd Avg: 6.018%
-----------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

 <= 60                                                               1                  10,487,454               4.5
 85 - 120                                                           28                 146,558,956              63.2
 121 - 180                                                          12                  35,459,613              15.3
 181 - 240                                                           7                  35,273,800              15.2
 241 - 300                                                           1                   3,988,869               1.7
-----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                                             49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 60 mos.                                                 Max: 300 mos.            Wtd Avg: 144 mos.
-----------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 60                                                              1                  10,487,454               4.5
  85 - 120                                                          34                 169,301,521              73.0
  121 - 180                                                         13                  47,990,848              20.7
  241 - 300                                                          1                   3,988,869               1.7
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                            49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 59 mos.                                                 Max: 298 mos.            Wtd Avg: 121 mos.
-----------------------------------------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  IO                                                                 2                     850,000               0.4
  61 - 120                                                           1                     156,220               0.1
  121 - 180                                                          2                   2,652,044               1.1
  181 - 240                                                          1                     791,497               0.3
  241 - 360                                                         34                 203,299,569              87.7
  361 >=                                                             9                  24,019,362              10.4
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                            49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 116 mos.                                                Max: 479 mos.            Wtd Avg: 343 mos.
-----------------------------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

  <= 10.0                                                            8                   5,721,593               2.5
  10.1 - 20.0                                                       11                  33,808,157              14.6
  20.1 - 30.0                                                        5                  13,889,291               6.0
  30.1 - 40.0                                                        6                  20,688,910               8.9
  40.1 - 50.0                                                        7                  29,275,527              12.6
  50.1 - 60.0                                                        5                  25,183,170              10.9
  60.1 - 70.0                                                        2                  29,036,723              12.5
  70.1 - 75.0                                                        5                  74,165,321              32.0
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                            49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 1.8%                                                    Max: 74.9%               Wtd Avg: 50.8%
-----------------------------------------------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

   <= 10.0                                                          15                  22,041,206               9.5
   10.1 - 20.0                                                       5                  19,385,760               8.4
   20.1 - 30.0                                                       8                  27,937,159              12.1
   30.1 - 40.0                                                       9                  37,711,223              16.3
   40.1 - 50.0                                                       4                  17,498,750               7.6
   50.1 - 55.0                                                       1                   3,992,550               1.7
   55.1 - 60.0                                                       1                  18,436,723               8.0
   60.1 - 65.0                                                       3                  38,877,867              16.8
   65.1 - 70.0                                                       3                  45,887,454              19.8
-----------------------------------------------------------------------------------------------------------------------
  TOTAL:                                                            49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 0.0%                                                    Max: 69.3%               Wtd Avg: 43.0%
-----------------------------------------------------------------------------------------------------------------------

POST IO PERIOD DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------------------------------------------------------------------------
                                                                  NO. OF                AGGREGATE
                                                                 MORTGAGE             CUT-OFF DATE              % OF
                                                                  LOANS                BALANCE ($)              POOL
-----------------------------------------------------------------------------------------------------------------------

   1.01 - 1.10                                                       2                   4,075,921               1.8
   1.11 - 1.20                                                       3                   9,798,262               4.2
   1.21 - 1.30                                                      13                 134,417,977              58.0
   1.41 - 1.50                                                       2                   8,347,053               3.6
   1.51 - 1.60                                                       3                  11,709,637               5.1
   1.71 - 1.80                                                       2                   7,163,610               3.1
   1.81 - 1.90                                                       1                   6,727,460               2.9
   2.01 - 2.50                                                       1                   3,481,807               1.5
   2.51 - 3.00                                                       2                  10,470,145               4.5
   3.01 >=                                                          20                  35,576,819              15.4
-----------------------------------------------------------------------------------------------------------------------
   TOTAL:                                                           49                $231,768,691             100.0%
-----------------------------------------------------------------------------------------------------------------------
 Min: 1.01x   Max: 45.36x   Wtd Avg: 2.33x
-----------------------------------------------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS
Securities North America Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-25

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

---------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             OCT-05          OCT-06           OCT-07         OCT-08           OCT-09          OCT-10
---------------------------------------------------------------------------------------------------------------------------

Locked Out                          95.06%          94.51%           95.12%         94.09%           93.60%          86.82%
Yield Maintenance Total              4.94%           5.49%            4.88%          5.91%            6.40%          13.18%
Prepayment Premium Total             0.00%           0.00%            0.00%          0.00%            0.00%           0.00%
Open                                 0.00%           0.00%            0.00%          0.00%            0.00%           0.00%
---------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%         100.00%          100.00%        100.00%          100.00%         100.00%
---------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,546,862,539  $1,534,515,561   $1,520,350,857  $1,503,705,347  $1,484,212,557  $1,396,959,484
% Initial Pool Balance             100.00%          99.20%           98.29%          97.21%          95.95%          90.31%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             OCT-11          OCT-12
---------------------------------------------------------------------------------------------------------------------------

Locked Out                          86.59%          79.20%
Yield Maintenance Total             13.41%          20.53%
Prepayment Premium Total             0.00%           0.00%
Open                                 0.00%           0.27%
---------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%         100.00%
---------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,373,883,729  $1,153,618,188
% Initial Pool Balance              88.82%          74.58%
---------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT
RESTRICTION (CONT'D) (%) (1)(2)(3)

---------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS             OCT-13         OCT-14       OCT-15         OCT-16       OCT-17      OCT-18       OCT-19
---------------------------------------------------------------------------------------------------------------------------

Locked Out                          78.43%         74.19%        35.52%        36.79%       31.80%      41.04%       35.29%
Yield Maintenance Total             20.57%         18.64%        60.53%        56.42%       57.40%      57.09%       55.78%
Prepayment Premium Total             0.68%          3.31%         0.00%         0.00%        1.77%       1.87%        1.39%
Open                                 0.31%          3.86%         3.95%         6.78%        9.03%       0.00%        7.54%
---------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%        100.00%       100.00%       100.00%      100.00%     100.00%      100.00%
---------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,107,253,106 $1,025,781,524   $92,199,765   $69,691,052  $51,011,942 $36,179,681  $31,317,526
% Initial Pool Balance              71.58%         66.31%         5.96%         4.51%        3.30%       2.34%        2.02%
---------------------------------------------------------------------------------------------------------------------------

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  DEF/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS
Securities North America Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-26

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                OCT-05              OCT-06           OCT-07          OCT-08          OCT-09           OCT-10
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                             94.49%               94.63%          95.56%          95.70%          95.33%           90.14%
Yield Maintenance Total                 5.51%                5.37%           4.44%           4.30%           4.67%            9.86%
Prepayment Premium Total                0.00%                0.00%           0.00%           0.00%           0.00%            0.00%
Open                                    0.00%                0.00%           0.00%           0.00%           0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%         100.00%         100.00%         100.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,315,093,847       $1,305,271,936  $1,293,882,444  $1,280,187,750  $1,263,956,610   $1,189,908,917
% Initial Pool Balance                100.00%               99.25%          98.39%          97.35%          96.11%           90.48%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS         OCT-11       OCT-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                          89.84%         84.19%
Yield Maintenance Total             10.16%         15.81%
Prepayment Premium Total             0.00%          0.00%
Open                                 0.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%        100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,170,889,153   $954,922,919
% Initial Pool Balance              89.03%         72.61%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS              OCT-13              OCT-14       OCT-15       OCT-16      OCT-17       OCT-18       OCT-19
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                           83.83%              78.81%       45.12%       51.42%      43.16%       44.78%       47.12%
Yield Maintenance Total              15.78%              16.29%       54.88%       48.58%      56.84%       55.22%       52.79%
Prepayment Premium Total              0.39%               2.75%        0.00%        0.00%       0.00%        0.00%        0.00%
Open                                  0.00%               2.15%        0.00%        0.00%       0.00%        0.00%        0.09%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                              100.00%             100.00%      100.00%      100.00%     100.00%      100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $926,864,440        $860,353,367  $51,524,564  $42,705,369 $31,805,940  $27,751,857  $23,457,249
% Initial Pool Balance               70.48%              65.42%       3.92%         3.25%       2.42%        2.11%        1.78%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  DEF/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS
Securities North America Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-27

                          $1,434,715,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ10

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS         OCT-05        OCT-06        OCT-07        OCT-08       OCT-09      OCT-10        OCT-11       OCT-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                      98.28%        93.81%        92.63%        84.83%       83.65%       67.71%       67.87%       55.25%
Yield Maintenance Total          1.72%         6.19%         7.37%        15.17%       16.35%       32.29%       32.13%       43.19%
Prepayment Premium Total         0.00%         0.00%         0.00%         0.00%        0.00%        0.00%        0.00%        0.00%
Open                             0.00%         0.00%         0.00%         0.00%        0.00%        0.00%        0.00%        1.56%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                         100.00%       100.00%       100.00%       100.00%      100.00%      100.00%      100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding $231,768,691  $229,243,625  $226,468,413  $223,517,597 $220,255,947 $207,050,567 $202,994,577 $198,695,268
% Initial Pool Balance        100.00%         98.91%        97.71%        96.44%       95.03%       89.34%       87.58%       85.73%
------------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS        OCT-13         OCT-14      OCT-15       OCT-16        OCT-17      OCT-18       OCT-19
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                      50.72%        50.17%      23.35%       13.64%        13.00%      28.73%        0.00%
Yield Maintenance Total         45.20%        30.85%      67.69%       68.84%        58.33%      63.25%       64.69%
Prepayment Premium Total         2.19%         6.23%       0.00%        0.00%         4.70%       8.02%        5.54%
Open                             1.89%        12.75%      8.96%        17.51%        23.98%       0.00%       29.77%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                         100.00%       100.00%     100.00%      100.00%       100.00%     100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding $180,388,666  $165,428,156 $40,675,200  $26,985,684   $19,206,002  $8,427,824   $7,860,276
% Initial Pool Balance          77.83%        71.38%      17.55%       11.64%         8.29%       3.64%        3.39%
------------------------------------------------------------------------------------------------------------------------------------

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  DEF/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS
Securities North America Inc. and Greenwich Capital Markets, Inc. (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan
Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley
International Limited, a member of The Securities and Futures Authority, and by
Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International
or Morgan Stanley Japan Ltd. representative about the investments concerned.

              NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
                  BY THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-28

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                           CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                           Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTION DATE STATEMENT

                                 ===================================================================
                                 STATEMENT SECTIONS                                          PAGE(S)
                                 ------------------                                          -------

                                 Certificate Distribution Detail                               2
                                 Certificate Factor Detail                                     3
                                 Reconciliation Detail                                         4
                                 Other Required Information                                    5
                                 Cash Reconciliation Detail                                    6
                                 Ratings Detail                                                7
                                 Current Mortgage Loan and Property Stratification Tables     8-16
                                 Mortgage Loan Detail                                          17
                                 Principal Prepayment Detail                                   18
                                 Historical Detail                                             19
                                 Delinquency Loan Detail                                       20
                                 Specially Serviced Loan Detail                               21-22
                                 Modified Loan Detail                                          23
                                 Liquidated Loan Detail                                        24
                                 Bond / Collateral Realized Loss Reconciliation                25
                                 ===================================================================

                 DEPOSITOR                                        MASTER SERVICER                         SPECIAL SERVICER
================================================  =========================================  =======================================
Morgan Stanley Capital I Inc.                     GMAC Commercial Mortgage Corporation       J.E. Robert Company, Inc.
1585 Broadway                                     550 California Street                      1650 Tysons Blvd Suite 1600
New York, NY 10036                                San Francisco, CA 94104                    McLean, VA 22102

Contact:      General Information Number          Contact:      CMBS Portfolio Manager       Contact:      Keith Belcher
Phone Number:  (212) 761-4700                     Phone Number:  (415) 835-9200              Phone Number:  (703) 714-8101
================================================  =========================================  =======================================

           MASTER & SPECIAL SERVICER
================================================
NCB, FSB
National Consumer Cooperative Bank
1725 Eye Street, NW
Washington, DC 20006

Contact:      Kathleen Luzik
Phone Number:  (202) 336-7633
================================================

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the
Master Servicer, Special Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 1 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                         CERTIFICATE DISTRIBUTION DETAIL

==============================================================================================================

                      Pass-Through     Original    Beginning      Principal        Interest      Prepayment
Class       CUSIP         Rate          Balance     Balance      Distribution    Distribution     Premium
==============================================================================================================
A-1                    0.000000%          0.00         0.00          0.00            0.00           0.00
A-2                    0.000000%          0.00         0.00          0.00            0.00           0.00
A-3-1FL                0.000000%          0.00         0.00          0.00            0.00           0.00
A-3-1                  0.000000%          0.00         0.00          0.00            0.00           0.00
A-3-2                  0.000000%          0.00         0.00          0.00            0.00           0.00
A-4A                   0.000000%          0.00         0.00          0.00            0.00           0.00
A-4B                   0.000000%          0.00         0.00          0.00            0.00           0.00
A-AB                   0.000000%          0.00         0.00          0.00            0.00           0.00
A-1A                   0.000000%          0.00         0.00          0.00            0.00           0.00
A-J                    0.000000%          0.00         0.00          0.00            0.00           0.00
B                      0.000000%          0.00         0.00          0.00            0.00           0.00
C                      0.000000%          0.00         0.00          0.00            0.00           0.00
D                      0.000000%          0.00         0.00          0.00            0.00           0.00
E                      0.000000%          0.00         0.00          0.00            0.00           0.00
F                      0.000000%          0.00         0.00          0.00            0.00           0.00
G                      0.000000%          0.00         0.00          0.00            0.00           0.00
H                      0.000000%          0.00         0.00          0.00            0.00           0.00
J                      0.000000%          0.00         0.00          0.00            0.00           0.00
K                      0.000000%          0.00         0.00          0.00            0.00           0.00
L                      0.000000%          0.00         0.00          0.00            0.00           0.00
M                      0.000000%          0.00         0.00          0.00            0.00           0.00
N                      0.000000%          0.00         0.00          0.00            0.00           0.00
O                      0.000000%          0.00         0.00          0.00            0.00           0.00
P                      0.000000%          0.00         0.00          0.00            0.00           0.00
R-I                    0.000000%          0.00         0.00          0.00            0.00           0.00
R-II                   0.000000%          0.00         0.00          0.00            0.00           0.00
R-III                  0.000000%          0.00         0.00          0.00            0.00           0.00
E-I                    0.000000%          0.00         0.00          0.00            0.00           0.00
EI-L3                  0.000000%          0.00         0.00          0.00            0.00           0.00
==============================================================================================================
Totals                                    0.00         0.00          0.00            0.00           0.00
==============================================================================================================

==================================================================
         Realized Loss/                                 Current
        Additional Trust      Total        Ending    Subordination
Class    Fund Expenses     Distribution    Balance      Level(1)
==================================================================
A-1           0.00             0.00         0.00          0.00
A-2           0.00             0.00         0.00          0.00
A-3-1FL       0.00             0.00         0.00          0.00
A-3-1         0.00             0.00         0.00          0.00
A-3-2         0.00             0.00         0.00          0.00
A-4A          0.00             0.00         0.00          0.00
A-4B          0.00             0.00         0.00          0.00
A-AB          0.00             0.00         0.00          0.00
A-1A          0.00             0.00         0.00          0.00
A-J           0.00             0.00         0.00          0.00
B             0.00             0.00         0.00          0.00
C             0.00             0.00         0.00          0.00
D             0.00             0.00         0.00          0.00
E             0.00             0.00         0.00          0.00
F             0.00             0.00         0.00          0.00
G             0.00             0.00         0.00          0.00
H             0.00             0.00         0.00          0.00
J             0.00             0.00         0.00          0.00
K             0.00             0.00         0.00          0.00
L             0.00             0.00         0.00          0.00
M             0.00             0.00         0.00          0.00
N             0.00             0.00         0.00          0.00
O             0.00             0.00         0.00          0.00
P             0.00             0.00         0.00          0.00
R-I           0.00             0.00         0.00          0.00
R-II          0.00             0.00         0.00          0.00
R-III         0.00             0.00         0.00          0.00
E-1           0.00             0.00         0.00          0.00
EI-L3         0.00             0.00         0.00          0.00
==================================================================
Totals        0.00             0.00         0.00          0.00
==================================================================

=====================================================================================================================
                                       Original    Beginning                                                 Ending
                      Pass-Through     Notional    Notional         Interest      Prepayment     Total      Notional
Class       CUSIP         Rate          Amount      Amount        Distribution     Premium    Distribution   Amount
=====================================================================================================================
X-1                     0.000000%        0.00        0.00             0.00           0.00         0.00        0.00
X-2                     0.000000%        0.00        0.00             0.00           0.00         0.00        0.00
X-Y                     0.000000%        0.00        0.00             0.00           0.00         0.00        0.00
=====================================================================================================================

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and
(ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 2 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                            CERTIFICATE FACTOR DETAIL

=================================================================================================================
                                                                                   Realized Loss/
                  Beginning       Principal        Interest        Prepayment     Additional Trust     Ending
Class   CUSIP      Balance      Distribution     Distribution       Premium        Fund Expenses       Balance
=================================================================================================================
A-1               0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-2               0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-3-1FL           0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-3-1             0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-3-2             0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-4A              0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-4B              0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-AB              0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-1A              0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
A-J               0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
B                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
C                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
D                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
E                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
F                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
G                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
H                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
J                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
K                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
L                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
M                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
N                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
O                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
P                 0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
R-I               0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
R-II              0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
R-III             0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
E-l               0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
El-L3             0.000000%      0.00000000       0.00000000       0.00000000       0.00000000        0.00000000
=================================================================================================================

============================================================================
                    Beginning                                     Ending
                    Notional        Interest     Prepayment      Notional
Class    CUSIP       Amount       Distribution     Premium        Amount
============================================================================
X-1                0.00000000      0.00000000    0.00000000     0.00000000
X-2                0.00000000      0.00000000    0.00000000     0.00000000
X-Y                0.00000000      0.00000000    0.00000000     0.00000000
============================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 3 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                      RECONCILIATION DETAIL

                  ADVANCE SUMMARY                                                 SERVICING FEE SUMMARY

P & I Advances Outstanding                     0.00            Current Period Accrued Servicing Fees                   0.00
Servicing Advances Outstanding                 0.00            Less Servicing Fees on Delinquent Payments              0.00
Reimbursements for Interest on P & I           0.00            Less Reductions to Servicing Fees                       0.00
Advances paid from general collections                         Plus Servicing Fees on Delinquent Payments Received     0.00
Reimbursements for Interest on Servicing       0.00            Plus Adjustments for Prior Servicing Calculation        0.00
Advances paid from general collections                         Total Servicing Fees Collected                          0.00

CERTIFICATE INTEREST RECONCILIATION
====================================================================================================================================
         Accrued       Uncovered                          Certificate         Unpaid       Optimal Interest  Interest
       Certificate     Prepayment     Indemnification   Deferred Interest    Interest        Distribution    Shortfall    Interest
Class    Interest  Interest Shortfall     Expenses           Amount       Shortfall Amount      Amount        Amount    Distribution
====================================================================================================================================
A-1
A-2
A-3-1FL
A-3-1
A-3-2
A-4A
A-4B
A-AB
A-1A
A-J
X-1
X-2
X-Y
B
C
D
E
F
G
H
J
K
L
M
N
O
P
====================================================================================================================================
Total
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 4 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                    OTHER REQUIRED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

Available Distribution Amount                                     0.00          Additional Trust Fund Expenses/(Gains)          0.00
                                                                                     Fees Paid to Special Servicer              0.00
                                                                                     Interest on Advances                       0.00
                                                                                     Other Expenses of Trust                    0.00
Aggregate Number of Outstanding Loans                                0
Aggregate Unpaid Principal Balance of Loans                       0.00          Appraisal Reduction Amount
Aggregate Stated Principal Balance of Loans                       0.00          ====================================================
                                                                                          Appraisal     Cumulative     Most Recent
                                                                                 Loan     Reduction        ASER         App. Red.
Aggregate Amount of Servicing Fee                                 0.00          Number     Effected       Amount           Date
Aggregate Amount of Special Servicing Fee                         0.00          ====================================================
Aggregate Amount of Trustee Fee                                   0.00
Aggregate Stand-by Fee                                            0.00
Aggregate Paying Agent Fee                                        0.00
Aggregate Trust Fund Expenses

Current 1 Month LIBOR Rate                                   0.000000%
Next 1 Month LIBOR Rate                                      0.000000%          ====================================================
                                                                                  Total
                                                                                ====================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 5 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                           CASH RECONCILIATION DETAIL

------------------------------------------------------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED                                               TOTAL FUNDS DISTRIBUTED
  INTEREST:                                                           FEES:
    Interest paid or advanced                         0.00              Master Servicing Fee                             0.00
    Interest reductions due to Non-Recoverability                       Trustee Fee                                      0.00
       Determinations                                 0.00              Certificate Administration Fee                   0.00
    Interest Adjustments                              0.00              Insurer Fee                                      0.00
    Deferred Interest                                 0.00              Miscellaneous Fee                                0.00
    Net Prepayment Interest Shortfall                 0.00                                                                    ------
    Net Prepayment Interest Excess                    0.00                TOTAL FEES                                            0.00
    Extension Interest                                0.00
    Interest Reserve Withdrawal                       0.00            ADDITIONAL TRUST FUND EXPENSES:
                                                           ------       Reimbursement for Interest on Advances           0.00
      TOTAL INTEREST COLLECTED                               0.00       ASER Amount                                      0.00
                                                                        Special Servicing Fee                            0.00
                                                                        Rating Agency Expenses                           0.00
  PRINCIPAL:                                                            Attorney Fees & Expenses                         0.00
    Scheduled Principal                               0.00              Bankruptcy Expense                               0.00
    Unscheduled Principal                             0.00              Taxes Imposed on Trust Fund                      0.00
      Principal Prepayments                           0.00              Non-Recoverable Advances                         0.00
      Collection of Principal after Maturity Date     0.00              Other Expenses                                   0.00
      Recoveries from Liquidation and Insurance                                                                               ------
         Proceeds                                     0.00                TOTAL ADDITIONAL TRUST FUND EXPENSES                  0.00
      Excess of Prior Principal Amounts paid          0.00
      Curtailments                                    0.00            INTEREST RESERVE DEPOSIT                                  0.00
    Negative Amortization                             0.00
    Principal Adjustments                             0.00
                                                           ------
      TOTAL PRINCIPAL COLLECTED                              0.00     PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:
                                                                        Interest Distribution                            0.00
  OTHER:                                                                Principal Distribution                           0.00
    Prepayment Penalties/Yield Maintenance            0.00              Prepayment Penalties/Yield Maintenance           0.00
    Repayment Fees                                    0.00              Borrower Option Extension Fees                   0.00
    Borrower Option Extension Fees                    0.00              Equity Payments Paid                             0.00
    Equity Payments Received                          0.00              Net Swap Counterparty Payments Paid              0.00
    Net Swap Counterparty Payments Received           0.00                                                                    ------
                                                           ------         TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS         0.00
      TOTAL OTHER COLLECTED                                  0.00                                                             ------
                                                           ------   TOTAL FUNDS DISTRIBUTED                                     0.00
TOTAL FUNDS COLLECTED                                        0.00                                                             ======
                                                           ======
------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 6 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                           RATINGS DETAIL
                           ===============================================================================
                                                        Original Ratings            Current Ratings (1)
                                                   -------------------------     -------------------------
                           Class       CUSIP       Fitch     Moody's     S&P     Fitch     Moody's     S&P
                           ===============================================================================
                           A-1
                           A-2
                           A-3-1FL
                           A-3-1
                           A-3-2
                           A-4A
                           A-4B
                           A-AB
                           A-1A
                           A-J
                           X-1
                           X-2
                           X-Y
                           B
                           C
                           D
                           E
                           F
                           G
                           H
                           J
                           K
                           L
                           M
                           N
                           O
                           P
                           ===============================================================================
                           NR    - Designates that the class was not rated by the above agency at the time of original issuance.
                           X     - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
                           N/A   - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained.
Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Fitch, Inc.                                           Moody's Investors Service                    Standard & Poor's Rating Services
One State Street Plaza                                99 Church Street                             55 Water Street
New York, New York 10004                              New York, New York 10007                     New York, New York 10041
(212) 908-0500                                        (212) 553-0300                               (212) 438-2430

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                       Page 7 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                   CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                       AGGREGATE POOL

                       SCHEDULED BALANCE                                                       STATE (3)
===============================================================     ===============================================================
                                % of                                                                % of
Scheduled    # of   Scheduled   Agg.   WAM          Weighted                     # of   Scheduled   Agg.   WAM          Weighted
 Balance     loans   Balance    Bal.   (2)   WAC    Avg DSCR (1)    State        Props.  Balance    Bal.   (2)   WAC   Avg DSCR (1)
===============================================================     ===============================================================

===============================================================     ===============================================================
Totals                                                              Totals
===============================================================     ===============================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 8 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                AGGREGATE POOL

                 DEBT SERVICE COVERAGE RATIO                                                PROPERTY TYPE (3)
================================================================    ================================================================
                                    % of                                                                % of
 Debt Service   # of    Scheduled   Agg.  WAM        Weighted       Property        # of    Scheduled   Agg.  WAM        Weighted
Coverage Ratio  loans    Balance    Bal.  (2)  WAC  Avg DSCR (1)      Type          Props.   Balance     Bal.  (2)  WAC  Avg DSCR (1)
================================================================    ================================================================

================================================================    ================================================================
Totals                                                              Totals
================================================================    ================================================================

                            NOTE RATE                                                           SEASONING
================================================================    ================================================================
                                    % of                                                                % of
Note            # of    Scheduled   Agg.  WAM        Weighted                       # of    Scheduled   Agg.  WAM        Weighted
Rate            loans   Balance     Bal.  (2)  WAC  Avg DSCR (1)    Seasoning       loans   Balance     Bal.  (2)  WAC  Avg DSCR (1)
================================================================    ================================================================

================================================================    ================================================================
Totals                                                              Totals
================================================================    ================================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 9 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                     CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                          AGGREGATE POOL

           ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                  REMAINING STATED TERM (FULLY AMORTIZING LOANS)
====================================================================    ============================================================
Anticipated                           % of                  Weighted    Remaining                        % of               Weighted
 Remaining     # of     Scheduled     Agg.    WAM             Avg        Stated     # of     Scheduled   Agg.   WAM           Avg
  Term (2)     loans     Balance      Bal.    (2)    WAC    DSCR (1)      Term      loans     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

           REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                           AGE OF MOST RECENT NOI
====================================================================    ============================================================
  Remaining                           % of                  Weighted      Age of                        % of               Weighted
Amortization   # of     Scheduled     Agg.    WAM             Avg          Most      # of    Scheduled   Agg.   WAM           Avg
    Term       loans     Balance      Bal.    (2)    WAC    DSCR (1)    Recent NOI   loans    Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

(1) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases, the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 10 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                  CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                          GROUP I

                       SCHEDULED BALANCE                                                           STATE (3)
====================================================================    ============================================================
                                      % of                  Weighted                                     % of               Weighted
Scheduled      # of     Scheduled     Agg.    WAM             Avg                   # of     Scheduled   Agg.   WAM           Avg
 Balance       loans     Balance      Bal.    (2)    WAC    DSCR (1)    State      Props.     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 11 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                     CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                               GROUP I

                    DEBT SERVICE COVERAGE RATIO                                              PROPERTY TYPE (3)
====================================================================    ============================================================
Debt Service                          % of                  Weighted                                     % of               Weighted
  Coverage     # of     Scheduled     Agg.    WAM             Avg       Property    # of     Scheduled   Agg.   WAM           Avg
    Ratio      loans     Balance      Bal.    (2)    WAC    DSCR (1)      Type     Props.     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

                            NOTE RATE                                                            SEASONING
====================================================================    ============================================================
                                      % of                  Weighted                                    % of               Weighted
               # of     Scheduled     Agg.    WAM             Avg                    # of    Scheduled   Agg.   WAM           Avg
Note Rate      loans     Balance      Bal.    (2)    WAC    DSCR (1)    Seasoning    loans    Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 12 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                     CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                               GROUP I

         ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                    REMAINING STATED TERM (FULLY AMORTIZING LOANS)
====================================================================    ============================================================
Anticipated                           % of                  Weighted    Remaining                        % of               Weighted
 Remaining      # of     Scheduled     Agg.    WAM             Avg       Stated     # of     Scheduled   Agg.   WAM           Avg
 Term (2)       loans     Balance      Bal.    (2)    WAC   DSCR (1)      Term      loans     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

        REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                                 AGE OF MOST RECENT NOI
====================================================================    ============================================================
 Remaining                            % of                  Weighted      Age of                        % of               Weighted
Amortization   # of     Scheduled     Agg.    WAM             Avg          Most      # of    Scheduled   Agg.   WAM           Avg
   Term        loans     Balance      Bal.    (2)    WAC    DSCR (1)    Recent NOI   loans    Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

(1) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases, the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 13 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                    CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                            GROUP II

                       SCHEDULED BALANCE                                                           STATE (3)
====================================================================    ============================================================
                                      % of                  Weighted                                     % of               Weighted
Scheduled      # of     Scheduled     Agg.    WAM             Avg                   # of     Scheduled   Agg.   WAM           Avg
 Balance       loans     Balance      Bal.    (2)    WAC    DSCR (1)    State      Props.     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 14 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                     CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                               GROUP II

                    DEBT SERVICE COVERAGE RATIO                                              PROPERTY TYPE (3)
====================================================================    ============================================================
Debt Service                          % of                  Weighted                                     % of               Weighted
  Coverage     # of     Scheduled     Agg.    WAM             Avg       Property    # of     Scheduled   Agg.   WAM           Avg
    Ratio      loans     Balance      Bal.    (2)    WAC    DSCR (1)      Type     Props.     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

                            NOTE RATE                                                            SEASONING
====================================================================    ============================================================
                                      % of                  Weighted                                    % of               Weighted
               # of     Scheduled     Agg.    WAM             Avg                    # of    Scheduled   Agg.   WAM           Avg
Note Rate      loans     Balance      Bal.    (2)    WAC    DSCR (1)    Seasoning    loans    Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 15 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                     CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES
                                                              GROUP II

         ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                    REMAINING STATED TERM (FULLY AMORTIZING LOANS)
====================================================================    ============================================================
Anticipated                           % of                  Weighted    Remaining                        % of               Weighted
 Remaining      # of     Scheduled     Agg.    WAM             Avg       Stated     # of     Scheduled   Agg.   WAM           Avg
 Term (2)       loans     Balance      Bal.    (2)    WAC   DSCR (1)      Term      loans     Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

        REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                                 AGE OF MOST RECENT NOI
====================================================================    ============================================================
 Remaining                            % of                  Weighted      Age of                        % of               Weighted
Amortization   # of     Scheduled     Agg.    WAM             Avg          Most      # of    Scheduled   Agg.   WAM           Avg
   Term        loans     Balance      Bal.    (2)    WAC    DSCR (1)    Recent NOI   loans    Balance    Bal.   (2)   WAC   DSCR (1)
====================================================================    ============================================================

======================================================================  ============================================================
Totals                                                                  Totals
======================================================================  ============================================================

(1) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases, the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 16 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                           Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                        MORTGAGE LOAN DETAIL

====================================================================================================================================
                                                                             Anticipated               Neg.   Beginning     Ending
 Loan            Property                   Interest    Principal    Gross    Repayment    Maturity   Amort   Scheduled    Scheduled
Number   ODCR    Type (1)    City   State    Payment     Payment    Coupon       Date        Date     (Y/N)    Balance      Balance
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================

==================================================================
         Paid    Appraisal    Appraisal
 Loan    Thru    Reduction    Reduction    Res. Strat.  Mod. Code
Number   Date      Date        Amount          (2)         (3)
==================================================================

==================================================================
Totals
==================================================================

       (1) Property Type Code                   (2) Resolution Strategy Code                                  (3) Modification Code
       ----------------------                   ----------------------------                                  ---------------------

MF- Multi-Family    OF - Office         1 - Modification   6 - DPO                 10 - Deed In Lieu Of      1 - Maturity Date
RT- Retail          MU - Mixed Use      2 - Foreclosure    7 - REO                      Foreclosure              Extension
HC- Health Care     LO - Lodging        3 - Bankruptcy     8 - Resolved            11 - Full Payoff          2 - Amortization Change
IN- Industrial      SS - Self Storage   4 - Extension      9 - Pending Return      12 - Reps and Warranties  3 - Principal Write-Off
WH- Warehouse       OT - Other          5 - Note Sale          to Master Servicer  13 - Other or TBD         4 - Combination
MH- Mobile Home Park

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 17 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL PREPAYMENT DETAIL

====================================================================================================================================
                                              Principal Prepayment Amount                     Prepayment Penalties
                 Offering Document       -------------------------------------     -----------------------------------------------
Loan Number       Cross-Reference        Payoff Amount      Curtailment Amount     Percentage Premium     Yield Maintenance Charge
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 18 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                HISTORICAL DETAIL

=======================================================================================================================
                                                       Delinquencies
-----------------------------------------------------------------------------------------------------------------------
Distribution     30-59 Days       60-89 Days     90 Days or More     Foreclosure           REO            Modifications
   Date         #    Balance     #    Balance     #    Balance      #     Balance     #    Balance        #     Balance
=======================================================================================================================

=======================================================================================================================

================================================================================
                            Prepayments                 Rate and Maturities
--------------------------------------------------------------------------------
Distribution     Curtailments       Payoff          Next Weighted Avg.
   Date         #    Balance     #    Balance       Coupon       Remit      WAM
================================================================================

================================================================================

Note: Foreclosure and REO Totals are excluded from the delinquencies.
------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 19 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                           Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                       DELINQUENCY LOAN DETAIL

====================================================================================================================================
            Offering           # of       Paid       Current       Outstanding      Status of       Resolution     Servicing
 Loan       Document          Months    Through       P & I           P & I          Mortgage        Strategy       Transfer
Number   Cross-Reference      Delinq.     Date       Advances      Advances **       Loan (1)        Code (2)         Date
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================

======================================================================================
                              Current        Outstanding
 Loan      Foreclosure       Servicing        Servicing       Bankruptcy        REO
Number        Date            Adances         Advances           Date           Date
======================================================================================

======================================================================================
Totals
======================================================================================

                    (1) Status of Mortgage Loan                                        (2) Resolution Strategy Code
                    ---------------------------                                        ----------------------------
A - Payments Not Received      2 - Two Months Delinquent             1 - Modification   6 - DPO                 10 - Deed In Lieu Of
    But Still in Grace Period  3 - Three or More Months Delinquent   2 - Foreclosure    7 - REO                      Foreclosure
B - Late Payment But Less      4 - Assumed Scheduled Payment         3 - Bankruptcy     8 - Resolved            11 - Full Payoff
    Than 1 Month Delinquent        (Performing Matured Loan)         4 - Extension      9 - Pending Return      12 - Reps and
0 - Current                    7 - Foreclosure                       5 - Note Sale          to Master Servicer       Warranties
1 - One Month Delinquent       9 - REO                                                                          13 - Other or TBD

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 20 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                  SPECIALLY SERVICED LOAN DETAIL - PART 1

====================================================================================================================================
                            Offering         Servicing      Resolution
Distribution    Loan        Document          Transfer       Strategy      Scheduled     Property               Interest    Actual
   Date        Number    Cross-Reference        Date         Code (1)       Balance      Type (2)     State       Rate      Balance
====================================================================================================================================

=======================================================================================================================

====================================================================================
                  Net                                                    Remaining
Distribution   Operating      NOI                 Note      Maturity    Amortization
   Date         Income        Date      DSCR      Date        Date          Term
====================================================================================

====================================================================================

                  (1) Resolution Strategy Code                                     (2) Property Type Code
                  ----------------------------                                     ----------------------
1 - Modification   6 - DPO                 10 - Deed In Lieu Of         MF - Multi-Family             OF - Office
2 - Foreclosure    7 - REO                      Foreclosure             RT - Retail                   MU - Mixed Use
3 - Bankruptcy     8 - Resolved            11 - Full Payoff             HC - Health Care              LO - Lodging
4 - Extension      9 - Pending Return      12 - Reps and                IN - Industrial               SS - Self Storage
5 - Note Sale          to Master Servicer       Warranties              WH - Warehouse                OT - Other
                                           13 - Other or TBD            MH - Mobile Home Park

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 21 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                  SPECIALLY SERVICED LOAN DETAIL - PART 2

====================================================================================================================================
                           Offering       Resolution      Site                                        Other REO
Distribution    Loan       Document        Strategy    Inspection   Phase 1   Appraisal   Appraisal    Property
   Date        Number   Cross-Reference    Code (1)       Date        Date      Date        Value       Revenue         Comment
====================================================================================================================================

====================================================================================================================================

                  (1) Resolution Strategy Code
                  ----------------------------
1 - Modification   6 - DPO                 10 - Deed In Lieu Of
2 - Foreclosure    7 - REO                      Foreclosure
3 - Bankruptcy     8 - Resolved            11 - Full Payoff
4 - Extension      9 - Pending Return      12 - Reps and
5 - Note Sale          to Master Servicer       Warranties
                                           13 - Other or TBD

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 22 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                           Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                     MODIFIED LOAN DETAIL

===================================================================================================
              Offering
 Loan         Document          Pre-Modification     Modification
Number     Cross-Reference           Balance             Date              Modification Description
===================================================================================================

===================================================================================================
Totals
===================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 23 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                           Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                LIQUIDATED LOAN DETAIL

===================================================================================================================
         Final Recovery      Offering                                                                Gross Proceeds
 Loan     Determination      Document        Appraisal      Appraisal      Actual        Gross          as a % of
Number        Date       Cross-Reference        Date           Value       Balance      Proceeds     Actual Balance
===================================================================================================================

===================================================================================================================
Current Total
===================================================================================================================
Cumulative Total
===================================================================================================================

================================================================================================
             Aggregate            Net             Net Proceeds                       Repurchased
 Loan       Liquidation       Liquidation          as a % of          Realized        by Seller
Number       Expenses*         Proceeds          Actual Balance         Loss            (Y/N)
================================================================================================

================================================================================================
  Current Total
================================================================================================
Cumulative Total
================================================================================================

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid fees
  (servicing, trustee, etc.).
------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 24 of 25

                                                                                          ------------------------------------------
                                                                                          For Additional Information please contact
[WELLS FARGO LOGO OMITTED]                 MORGAN STANLEY CAPITAL I INC.                            CTSLink Customer Service
WELLS FARGO BANK, N.A.             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                        (301) 815-6600
CORPORATE TRUST SERVICES                        SERIES 2005-IQ10                            Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD                                                                             @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                                                                   ------------------------------------------
                                                                                          PAYMENT DATE:                   11/15/2005
                                                                                          RECORD DATE:                    10/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                           BOND/COLLATERAL REALIZED LOSS RECONCILIATION

====================================================================================================================================
                               Beginning                                            Amounts Covered by         Interest (Shortage)/
                               Balance of       Aggregate      Prior Realized     Over-collateralization         Excesses applied
Distribution    Prospectus    the Loan at     Realized Loss     Loss Applied            and other                   to other
   Date             Id        Liquidation        on Loans      to Certificates        Credit Support             Credit Support
====================================================================================================================================

====================================================================================================================================
  Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

====================================================================================================================================
                    Modification           Additional               Current           Recoveries of
                    Adjustments /        (Recoveries) /          Realized Loss           Realized           (Recoveries)/Realized
Distribution    Appraisal Reduction     Expenses applied           Applied to          Losses Paid             Loss Applied to
   Date              Adjustment        to Realized Losses         Certificates           as Cash             Certificate Interest
====================================================================================================================================

====================================================================================================================================
  Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 25 of 25

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)

                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

          EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

     1)   multifamily or commercial mortgage loans;

     2)   mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

     3)   direct obligations of the United States or other governmental agencies; or

     4)   any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

          o    provide for the accrual of interest based on fixed, variable or adjustable rates;

          o    be senior or subordinate to one or more other classes in respect of distributions;

          o    be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

          o    be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

          o    provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the
               retirement of one or more other classes;

          o    provide for sequential distributions of principal;

          o    provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-35 OF THE RELATED
PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.
                   -------------------------------------------
                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

         IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                   AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

          o    the timing of interest and principal payments;

          o    applicable interest rates; o information about the trust fund's assets;

          o    information about any credit support or cash flow agreement;

          o    the rating for each class of certificates;

          o    information regarding the nature of any subordination;

          o    any circumstance in which the trust fund may be subject to early termination;

          o    whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

          o    the aggregate principal amount of each class of certificates;

          o    information regarding any master servicer, sub-servicer or special servicer; and

          o    whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.
                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                                                            PAGE
                                                                            ----
Important Notice About Information Presented In This Prospectus And The

Distributions on the Certificates of Prepayment Premiums or in Respect of

                                      -i-

                                   (continued)

                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN

TITLE OF CERTIFICATES................   Mortgage Pass-Through Certificates,
                                        issuable in series.

MORTGAGE POOL........................   Each trust fund will consist primarily
                                        of one or more segregated pools of:

                                        (1)  multifamily or commercial mortgage
                                             loans;

                                        (2)  mortgage participations, mortgage
                                             pass-through certificates or
                                             mortgage-backed securities;

                                        (3)  direct obligations of the United
                                             States or other governmental
                                             agencies; or

                                        (4)  any combination of 1-3 above, as
                                             well as other property as described
                                             in the accompanying prospectus
                                             supplement.

                                        as to some or all of the mortgage loans,
                                        assignments of the leases of the
                                        related mortgaged properties or
                                        assignments of the rental payments due
                                        under those leases.

                                        Each trust fund for a series of
                                        certificates may also include:

                                        o letters of credit, insurance policies,
                                          guarantees, reserve funds or other
                                          types of credit support; and

                                        o currency or interest rate exchange
                                          agreements and other financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER...............................   Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR............................   Morgan Stanley Capital I Inc., a
                                        wholly-owned subsidiary of Morgan
                                        Stanley.

MASTER SERVICER......................   The master servicer, if any, for each
                                        series of certificates will be named in
                                        the related prospectus supplement. The
                                        master servicer may be an affiliate of
                                        Morgan Stanley Capital I Inc.

SPECIAL SERVICER.....................   The special servicer, if any, for each
                                        series of certificates will be named, or
                                        the circumstances in accordance with
                                        which a special servicer will be
                                        appointed will be described, in the
                                        related prospectus supplement. The
                                        special servicer may be an affiliate of
                                        Morgan Stanley Capital I Inc.

TRUSTEE..............................   The trustee for each series of
                                        certificates will be named in the
                                        related prospectus supplement.

ORIGINATOR...........................   The originator or originators of the
                                        mortgage loans will be named in the
                                        related prospectus supplement. An
                                        originator may be an affiliate of
                                        Morgan Stanley Capital I Inc. Morgan
                                        Stanley Capital I Inc. will purchase
                                        the

                                        mortgage loans or the mortgage backed
                                        securities or both, on or before the
                                        issuance of the related series of
                                        certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS................   Each series of certificates will
                                        represent in the aggregate the entire
                                        beneficial ownership interest in a trust
                                        fund consisting primarily of:

     (A) MORTGAGE ASSETS.............   The mortgage loans and the mortgage
                                        backed securities, or one or the other,
                                        with respect to each series of
                                        certificates will consist of a pool of:

                                        o multifamily or commercial mortgage
                                          loans or both;

                                        o mortgage participations, mortgage
                                          pass-through certificates or other
                                          mortgage-backed securities evidencing
                                          interests in or secured by mortgage
                                          loans; or

                                        o a combination of mortgage loans and
                                          mortgage backed securities.

                                        The mortgage loans will not be
                                        guaranteed or insured by:

                                        o Morgan Stanley Capital I Inc. or any
                                          of its affiliates; or

                                        o unless the prospectus supplement so
                                          provides, any governmental agency or
                                          instrumentality or other person.

                                        The mortgage loans will be secured by
                                        first liens or junior liens on, or
                                        security interests in:

                                        o residential properties consisting of
                                          five or more rental or
                                          cooperatively-owned dwelling units;
                                          or

                                        o office buildings, shopping centers,
                                          retail stores, hotels or motels,
                                          nursing homes, hospitals or other
                                          health-care related facilities, mobile
                                          home parks, warehouse facilities,
                                          mini-warehouse facilities or
                                          self-storage facilities, industrial
                                          plants, congregate care facilities,
                                          mixed use commercial properties or
                                          other types of commercial properties.

                                        Unless otherwise provided in the
                                        prospectus supplement, the mortgage
                                        loans:

                                        o will be secured by properties located
                                          in any of the fifty states, the
                                          District of Columbia or the
                                          Commonwealth of Puerto Rico;

                                        o will have individual principal
                                          balances at origination of at least
                                          $25,000;

                                        o will have original terms to maturity
                                          of not more than 40 years; and

                                        o will be originated by persons other
                                          than Morgan Stanley Capital I Inc.

                                        Each mortgage loan may provide for the
                                        following payment terms:

                                        o Each  mortgage  loan may  provide for
                                          no accrual of interest or for accrual
                                          of interest at a fixed or adjustable
                                          rate or at a rate that may be
                                          converted from adjustable to fixed, or
                                          vice versa, from time to

                                      -2-

                                          time at the borrower's election.
                                          Adjustable mortgage rates may be based
                                          on one or more indices.

                                        o Each mortgage loan may provide for
                                          scheduled payments to maturity or
                                          payments that adjust from time to time
                                          to accommodate changes in the interest
                                          rate or to reflect the occurrence of
                                          certain events.

                                        o Each mortgage loan may provide for
                                          negative amortization or accelerated
                                          amortization.

                                        o Each mortgage loan may be fully
                                          amortizing or require a balloon
                                          payment due on the loan's stated
                                          maturity date.

                                        o Each mortgage loan may contain
                                          prohibitions on prepayment or require
                                          payment of a premium or a yield
                                          maintenance penalty in connection with
                                          a prepayment.

                                        o Each mortgage loan may provide for
                                          payments of principal, interest or
                                          both, on due dates that occur monthly,
                                          quarterly, semi-annually or at another
                                          interval as specified in the related
                                          prospectus supplement.

         (B) GOVERNMENT SECURITIES...   If the related prospectus supplement so
                                        specifies, the trust fund may include
                                        direct obligations of the United States,
                                        agencies of the United States or
                                        agencies created by government entities
                                        which provide for payment of interest or
                                        principal or both.

         (C) COLLECTION ACCOUNTS.....   Each trust fund will include one or more
                                        accounts established and maintained on
                                        behalf of the certificateholders. The
                                        person(s) designated in the related
                                        prospectus supplement will, to the
                                        extent described in this prospectus and
                                        the prospectus supplement, deposit into
                                        this account all payments and
                                        collections received or advanced with
                                        respect to the trust fund's assets.
                                        The collection account may be either
                                        interest bearing or non-interest
                                        bearing, and funds may be held in the
                                        account as cash or invested in
                                        short-term, investment grade
                                        obligations.

         (D) CREDIT SUPPORT..........   If the related prospectus supplement so
                                        specifies, one or more classes of
                                        certificates may be provided with
                                        partial or full protection against
                                        certain defaults and losses on a trust
                                        fund's mortgage loans and mortgage
                                        backed securities.

                                        This protection may be provided by one
                                        or more of the following means:

                                        o subordination of one or more other
                                          classes of certificates,

                                        o letter of credit,

                                        o insurance policy,

                                        o guarantee,

                                        o reserve fund or

                                        o another type of credit support, or a
                                          combination thereof.

                                        The related prospectus supplement will
                                        describe the amount and types of
                                        credit support, the entity providing
                                        the credit support, if applicable, and

                                      -3-

                                        related information. If a particular
                                        trust fund includes mortgage backed
                                        securities, the related prospectus
                                        supplement will describe any similar
                                        forms of credit support applicable to
                                        those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS....   If the related prospectus supplement so
                                        provides, the trust fund may include
                                        guaranteed investment contracts
                                        pursuant to which moneys held in the
                                        collection accounts will be invested at
                                        a specified rate. The trust fund also
                                        may include agreements designed to
                                        reduce the effects of interest rate
                                        or currency exchange rate fluctuations
                                        on the trust fund's assets or on one or
                                        more classes of certificates.

                                        Agreements of this sort may include:

                                        o interest rate exchange agreements,

                                        o interest rate cap or floor agreements,

                                        o currency exchange agreements or
                                          similar agreements. Currency exchange
                                          agreements might be included in a
                                          trust fund if some or all of the
                                          mortgage loans or mortgage backed
                                          securities, such as mortgage loans
                                          secured by mortgaged properties
                                          located outside the United States, are
                                          denominated in a non-United States
                                          currency.

                                        The related prospectus supplement will
                                        describe the principal terms of any
                                        guaranteed investment contract or other
                                        agreement and provide information with
                                        respect to the obligor. If a particular
                                        trust fund includes mortgage backed
                                        securities, the related prospectus
                                        supplement will describe any guaranteed
                                        investment contract or other agreements
                                        applicable to those mortgage backed
                                        securities.

DISTRIBUTIONS ON CERTIFICATES........   Each series of certificates will have
                                        the following characteristics:

                                        o if the certificates evidence an
                                          interest in a trust fund that includes
                                          mortgage loans, the certificates will
                                          be issued pursuant to a pooling
                                          agreement;

                                        o if the certificates evidence an
                                          interest in a trust fund that does not
                                          include mortgage loans, the
                                          certificates will be issued pursuant
                                          to a trust agreement;

                                        o each series of certificates will
                                          include one or more classes of
                                          certificates;

                                        o each series of certificates, including
                                          any class or classes not offered by
                                          this prospectus, will represent, in
                                          the aggregate, the entire beneficial
                                          ownership interest

                                                   in the related trust fund;
                                          o        each class of certificates
                                                   being offered to you, other
                                                   than certain stripped
                                                   interest certificates, will
                                                   have a stated principal
                                                   amount;

                                          o        each class of certificates
                                                   being offered to you, other
                                                   than certain stripped
                                                   principal certificates, will
                                                   accrue interest based on a
                                                   fixed, variable or adjustable
                                                   interest rate.

                                          The related prospectus supplement will
                                          specify the principal amount, if any,
                                          and the interest rate, if any, for
                                          each class of certificates. In the
                                          case of a variable or adjustable
                                          interest rate, the related prospectus
                                          supplement will specify the method for
                                          determining the rate.

                                      -4-

                                          The certificates will not be
                                          guaranteed or insured by Morgan
                                          Stanley Capital I Inc. or any of its
                                          affiliates. The certificates also will
                                          not be guaranteed or insured by any
                                          governmental agency or instrumentality
                                          or by any other person, unless the
                                          related prospectus supplement so
                                          provides.

         (A) INTEREST................     Each class of certificates offered to
                                          you, other than stripped principal
                                          certificates and certain classes of
                                          stripped interest certificates, will
                                          accrue interest at the rate indicated
                                          in the prospectus supplement. Interest
                                          will be distributed to you as provided
                                          in the related prospectus supplement.

                                          Interest distributions:

                                          o        on stripped interest
                                                   certificates may be made on
                                                   the basis of the notional
                                                   amount for that class, as
                                                   described in the related
                                                   prospectus supplement;

                                          o        may be reduced to the extent
                                                   of certain delinquencies,
                                                   losses, prepayment interest
                                                   shortfalls, and other
                                                   contingencies described in
                                                   this prospectus and the
                                                   related prospectus
                                                   supplement.

         (B) PRINCIPAL...............     The certificates of each series
                                          initially will have an aggregate
                                          principal balance no greater than the
                                          outstanding principal balance of the
                                          trust fund's assets as of the close of
                                          business on the first day of the month
                                          during which the trust fund is formed,
                                          after application of scheduled
                                          payments due on or before that date,
                                          whether or not received. The related
                                          prospectus supplement may provide that
                                          the principal balance of the trust
                                          fund's assets will be determined as of
                                          a different date. The principal
                                          balance of a certificate at a given
                                          time represents the maximum amount
                                          that the holder is then entitled to
                                          receive of principal from future cash
                                          flow on the assets in the related
                                          trust fund.

                                          Unless the prospectus supplement
                                          provides otherwise, distributions of
                                          principal:

                                          o        will be made on each
                                                   distribution date to the
                                                   holders of the class or
                                                   classes of certificates
                                                   entitled to principal
                                                   distributions, until the
                                                   principal balances of those
                                                   certificates have been
                                                   reduced to zero; and

                                          o        will be made on a pro rata
                                                   basis among all of the
                                                   certificates of a given class
                                                   or by random selection, as
                                                   described in the prospectus
                                                   supplement or otherwise
                                                   established by the trustee.

                                          Stripped interest or interest-only
                                          certificates will not have a principal
                                          balance and will not receive
                                          distributions of principal.

ADVANCES.............................     Unless the related prospectus
                                          supplement otherwise provides, if a
                                          scheduled payment on a mortgage loan
                                          is delinquent and the master servicer
                                          determines that an advance would be
                                          recoverable, the master servicer will,
                                          in most cases, be required to advance
                                          the shortfall. Neither Morgan Stanley
                                          Capital I Inc. nor any of its
                                          affiliates will have any
                                          responsibility to make those advances.

                                      -5-

                                          The master servicer:

                                          o        will be reimbursed for
                                                   advances from subsequent
                                                   recoveries from the
                                                   delinquent mortgage loan or
                                                   from other sources, as
                                                   described in this prospectus
                                                   and the related prospectus
                                                   supplement; and

                                          o        will be entitled to interest
                                                   on advances, if specified in
                                                   the related prospectus
                                                   supplement.

                                          If a particular trust fund includes
                                          mortgage backed securities, the
                                          prospectus supplement will describe
                                          any advance obligations applicable to
                                          those mortgage backed securities.

TERMINATION..........................     The related prospectus supplement may
                                          provide for the optional early
                                          termination of the series of
                                          certificates through repurchase of the
                                          trust fund's assets by a specified
                                          party, under specified circumstances.

                                          The related prospectus supplement may
                                          provide for the early termination of
                                          the series of certificates in various
                                          ways including:

                                          o        optional early termination
                                                   where a party identified in
                                                   the prospectus supplement
                                                   could repurchase the trust
                                                   fund assets pursuant to
                                                   circumstances specified in
                                                   the prospectus supplement;

                                          o        termination through the
                                                   solicitation of bids for the
                                                   sale of all or a portion of
                                                   the trust fund assets in the
                                                   event the principal amount of
                                                   a specified class or classes
                                                   declines by a specified
                                                   percentage amount on or after
                                                   a specified date.

REGISTRATION OF CERTIFICATES.........     If the related prospectus supplement
                                          so provides, one or more classes of
                                          the certificates being offered to you
                                          will initially be represented by one
                                          or more certificates registered in the
                                          name of Cede & Co., as the nominee of
                                          Depository Trust Company. If the
                                          certificate you purchase is registered
                                          in the name of Cede & Co., you will
                                          not be entitled to receive a
                                          definitive certificate, except under
                                          the limited circumstances described in
                                          this prospectus.

TAX STATUS OF THE CERTIFICATES.......     The certificates of each series will
                                         constitute either:

                                          o        regular interests and
                                                   residual interests in a trust
                                                   treated as a real estate
                                                   mortgage investment
                                                   conduit--known as a
                                                   REMIC--undeR Sections 860A
                                                   through 860G of the Internal
                                                   Revenue Code; or

                                          o        interests in a trust treated
                                                   as a grantor trust under
                                                   applicable provisions of the
                                                   Internal Revenue Code.

         (A) REMIC...................     The regular certificates of the REMIC
                                          generally will be treated as debt
                                          obligations of the applicable REMIC
                                          for federal income tax purposes. Some
                                          of the regular certificates of the
                                          REMIC may be issued with original
                                          issue discount for federal income tax
                                          purposes.

                                          A portion or, in certain cases, all of
                                          the income from REMIC residual
                                          certificates:

                                          o        may not be offset by any
                                                   losses from other activities
                                                   of the holder of those
                                                   certificates;

                                      -6-

                                          o        may be treated as unrelated
                                                   business taxable income for
                                                   holders of the residual
                                                   certificates of the REMIC
                                                   that are subject to tax on
                                                   unrelated business taxable
                                                   income, as defined in Section
                                                   511 of the Internal Revenue
                                                   Code; and

                                          o        may be subject to U.S.
                                                   withholding tax.

                                          To the extent described in this
                                          prospectus and the related prospectus
                                          supplement, the certificates offered
                                          to you will be treated as:

                                          o        assets described in section
                                                   7701(a)(19)(C) of the
                                                   Internal Revenue Code; and

                                          o        "real estate assets" within
                                                   the meaning of sections
                                                   856(c)(4)(A) and 856(c)(5)(B)
                                                   of the Internal Revenue Code.

         (B) GRANTOR TRUST...........     If no election is made to treat the
                                          trust fund relating to a series of
                                          certificates as a REMIC, the trust
                                          fund will be classified as a grantor
                                          trust and not as an association
                                          taxable as a corporation for federal
                                          income tax purposes. If the trust fund
                                          is a grantor trust, you will be
                                          treated as an owner of an undivided
                                          pro rata interest in the mortgage pool
                                          or pool of securities and any other
                                          assets held by the trust fund. In
                                          certain cases the certificates may
                                          represent interests in a portion of a
                                          trust fund as to which one or more
                                          REMIC elections, as described above,
                                          are also made.

                                          Investors are advised to consult their
                                          tax advisors and to review "Federal
                                          Income Tax Consequences" in this
                                          prospectus and the related prospectus
                                          supplement.

ERISA CONSIDERATIONS.................     If you are subject to Title I of the
                                          Employee Retirement Income Security
                                          Act of 1974, as amended--also known as
                                          ERISA, or Section 4975 of the Internal
                                          Revenue Code, you should carefully
                                          review with your legal advisors
                                          whether the purchase or holding of
                                          certificates could give rise to a
                                          transaction that is prohibited or is
                                          not otherwise permissible under either
                                          statute.

                                          In general, the related prospectus
                                          supplement will specify that some of
                                          the classes of certificates may not be
                                          transferred unless the trustee and
                                          Morgan Stanley Capital I Inc. receive
                                          a letter of representations or an
                                          opinion of counsel to the effect that:

                                          o        the transfer will not result
                                                   in a violation of the
                                                   prohibited transaction
                                                   provisions of ERISA or the
                                                   Internal Revenue Code;

                                          o        the transfer will not cause
                                                   the assets of the trust fund
                                                   to be deemed "plan assets"
                                                   for purposes of ERISA or the
                                                   Internal Revenue Code; and

                                          o        the transfer will not subject
                                                   any of the trustee, Morgan
                                                   Stanley Capital I Inc. or any
                                                   servicer to additional
                                                   obligations.

LEGAL INVESTMENT.....................     The related prospectus supplement will
                                          specify whether any classes of the
                                          offered certificates will constitute
                                          "mortgage related securities" for
                                          purposes of the Secondary Mortgage
                                          Market Enhancement Act of 1984, as
                                          amended. If your investment activities
                                          are subject to legal investment laws
                                          and regulations, regulatory capital
                                          requirements, or review by regulatory

                                      -7-

                                          authorities, then you may be subject
                                          to restrictions on investment in the
                                          offered certificates. You should
                                          consult your own legal advisors for
                                          assistance in determining the
                                          suitability of and consequences to you
                                          of the purchase, ownership, and the
                                          sale of the offered certificates.

RATING...............................     At the date of issuance, each class of
                                          certificates of each series that are
                                          offered to you will be rated not lower
                                          than investment grade by one or more
                                          nationally recognized statistical
                                          rating agencies.

                                      -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY
MARKET MAY MAKE IT DIFFICULT
FOR YOU TO RESELL
YOUR CERTIFICATES                         Secondary market considerations may
                                          make your certificates difficult to
                                          resell or less valuable than you
                                          anticipated for a variety of reasons,
                                          including:

                                          o there may not be a secondary market
                                            for the certificates;

                                          o if a secondary market develops, we
                                            cannot assure you that it will
                                            continue or will provide you with
                                            the liquidity of investment you may
                                            have anticipated. Lack of liquidity
                                            could result in a substantial
                                            decrease in the market value of your
                                            certificates;

                                          o the market value of your
                                            certificates will fluctuate with
                                            changes in interest rates;

                                          o the secondary market for
                                            certificates backed by residential
                                            mortgages may be more liquid than
                                            the secondary market for
                                            certificates backed by multifamily
                                            and commercial mortgages so if your
                                            liquidity assumptions were based on
                                            the secondary market for
                                            certificates backed by residential
                                            mortgages, your assumptions may not
                                            be correct;

                                          o certificateholders have no
                                            redemption rights; and

                                          o secondary market purchasers are
                                            limited to this prospectus, the
                                            related prospectus supplement
                                            and to the reports delivered to
                                            certificateholders for
                                            information concerning the
                                            certificates.

                                          Morgan Stanley & Co. Incorporated
                                          currently expects to make a secondary
                                          market in your certificates, but it
                                          has no obligation to do so.

THE TRUST FUND'S ASSETS MAY BE
INSUFFICIENT TO ALLOW FOR
REPAYMENT IN FULL ON YOUR
CERTIFICATES                              Unless the related prospectus
                                          supplement so specifies, the sole
                                          source of payment on your
                                          certificates will be proceeds from
                                          the assets included in the trust
                                          fund for each series of certificates
                                          and any form of credit enhancement
                                          specified in the related prospectus
                                          supplement. You will not have any
                                          claim against, or security interest
                                          in, the trust fund for any other
                                          series. In addition, in general,
                                          there is no recourse to Morgan
                                          Stanley Capital I Inc. or any other
                                          entity, and neither the certificates
                                          nor the underlying mortgage loans
                                          are guaranteed or insured by any
                                          governmental agency or
                                          instrumentality or any other entity.
                                          Therefore, if the trust fund's
                                          assets are insufficient to pay you
                                          your

                                      -9-

                                          expected return, in most
                                          situations you will not receive
                                          payment from any other source.
                                          Exceptions include:

                                          o loan repurchase obligations in
                                            connection with a breach of certain
                                            of the representations and
                                            warranties; and

                                          o advances on delinquent loans, to the
                                            extent the master servicer deems the
                                            advance will be recoverable.

                                          Because some of the representations
                                          and warranties with respect to the
                                          mortgage loans or mortgage backed
                                          securities may have been made or
                                          assigned in connection with
                                          transfers of the mortgage loans or
                                          mortgage backed securities prior to
                                          the closing date, the rights of the
                                          trustee and the certificateholders
                                          with respect to those
                                          representations or warranties will
                                          be limited to their rights as
                                          assignees. Unless the related
                                          prospectus supplement so specifies,
                                          neither Morgan Stanley Capital I
                                          Inc., the master servicer nor any
                                          affiliate thereof will have any
                                          obligation with respect to
                                          representations or warranties made
                                          by any other entity.

                                          There may be accounts, as described
                                          in the related prospectus
                                          supplement, maintained as credit
                                          support. The amounts in these
                                          accounts may be withdrawn, under
                                          conditions described in the related
                                          prospectus supplement. Any withdrawn
                                          amounts will not be available for
                                          the future payment of principal or
                                          interest on the certificates.

                                          If a series of certificates consists
                                          of one or more classes of
                                          subordinate certificates, the amount
                                          of any losses or shortfalls in
                                          collections of assets on any
                                          distribution date will be borne
                                          first by one or more classes of the
                                          subordinate certificates, as
                                          described in the related prospectus
                                          supplement. Thereafter, those losses
                                          or shortfalls will be borne by the
                                          remaining classes of certificates,
                                          in the priority and manner and
                                          subject to the limitations specified
                                          in the related prospectus
                                          supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                              The yield on your certificates may be
                                          reduced by prepayments on the mortgage
                                          loans or mortgage backed securities
                                          because prepayments affect the average
                                          life of the certificates. Prepayments
                                          can be voluntary, if permitted, and
                                          involuntary, such as prepayments
                                          resulting from casualty or
                                          condemnation, defaults and
                                          liquidations or repurchases upon
                                          breaches of representations and
                                          warranties. The investment performance
                                          of your certificates may vary
                                          materially and adversely from your
                                          expectation if the actual rate of
                                          prepayment is higher or lower than you
                                          anticipated.

                                          Voluntary prepayments may require
                                          the payment of a yield maintenance
                                          or prepayment premium. Nevertheless,
                                          we cannot assure you that the
                                          existence of the prepayment premium
                                          will cause a borrower to refrain
                                          from prepaying its mortgage loan nor
                                          can we assure you of the rate at
                                          which prepayments will occur. Morgan
                                          Stanley Mortgage Capital Inc., under
                                          certain circumstances, may be
                                          required to repurchase a mortgage
                                          loan from the trust fund if there
                                          has been a breach of a
                                          representation or warranty. The
                                          repurchase price paid will be passed
                                          through to you, as a
                                          certificateholder, with the same
                                          effect as if the mortgage loan had
                                          been prepaid in part or in full,
                                          except that no prepayment premium or
                                          yield maintenance charge would be
                                          payable.

                                      -10-

                                          Such a repurchase may therefore
                                          adversely affect the yield to maturity
                                          on your certificates.

                                          In a pool of mortgage loans, the
                                          rate of prepayment is unpredictable
                                          as it is influenced by a variety of
                                          factors including:

                                          o the terms of the mortgage loans;

                                          o the length of any prepayment lockout
                                            period;

                                          o the prevailing interest rates;

                                          o the availability of mortgage credit;

                                          o the applicable yield maintenance
                                            charges or prepayment premiums;

                                          o the servicer's ability to enforce
                                            those yield maintenance charges or
                                            prepayment premiums;

                                          o the occurrence of casualties or
                                            natural disasters; and

                                          o economic, demographic, tax, legal or
                                            other factors.

                                          There can be no assurance that the
                                          rate of prepayments will conform to
                                          any model described in this
                                          prospectus or in the related
                                          prospectus supplement.

                                          Some of the certificates may be more
                                          sensitive to prepayments than other
                                          certificates and in certain cases,
                                          the certificateholder holding these
                                          certificates may fail to recoup its
                                          original investment. You should
                                          carefully consider the specific
                                          characteristics of the certificates
                                          you purchase, as well as your
                                          investment approach and strategy.
                                          For instance, if you purchase a
                                          certificate at a premium, a
                                          prepayment may reduce the stream of
                                          interest payments you are entitled
                                          to receive on your certificate and
                                          your actual yield may be lower than
                                          your anticipated yield. Similarly,
                                          if you purchase a certificate which
                                          provides for the payment of interest
                                          only, or a certificate which
                                          provides for the payment of interest
                                          only after the occurrence of certain
                                          events, such as the retirement of
                                          one or more other classes of
                                          certificates of a series, you will
                                          probably be extremely sensitive to
                                          prepayments because a prepayment may
                                          reduce the stream of interest
                                          payments you are entitled to receive
                                          on your certificate.

IF PREPAYMENT PREMIUMS ARE
NOT ENFORCED, YOUR CERTIFICATES
MAY BE ADVERSELY AFFECTED                 The yield on your certificates may
                                          be less than anticipated because the
                                          prepayment premium or yield
                                          maintenance required under certain
                                          prepayment scenarios may not be
                                          enforceable in some states or under
                                          federal bankruptcy laws.

                                          o Some courts may consider the
                                            prepayment premium to be usurious.

                                          o Even if the prepayment premium is
                                            enforceable, we cannot assure you
                                            that foreclosure proceeds will be
                                            sufficient to pay the prepayment
                                            premium.

                                      -11-

                                          o Although the collateral substitution
                                            provisions related to defeasance are
                                            not suppose to be treated as a
                                            prepayment and should not affect
                                            your certificates, we cannot assure
                                            you that a court will not interpret
                                            the defeasance provisions as
                                            requiring a prepayment premium; nor
                                            can we assure you that if it is
                                            treated as a prepayment premium, the
                                            court will find the defeasance
                                            income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR CERTIFICATES       As principal payments or prepayments
                                          are made on a mortgage loan, the
                                          mortgage pool will be exposed to
                                          concentration risks with respect to
                                          the diversity of mortgaged
                                          properties, types of mortgaged
                                          properties and number of borrowers.
                                          Classes that have a later sequential
                                          designation or a lower payment
                                          priority are more likely to be
                                          exposed to these concentration risks
                                          than are classes with an earlier
                                          sequential designation or higher
                                          priority. This is so because
                                          principal on the certificates will
                                          be payable in sequential order, and
                                          no class entitled to a distribution
                                          of principal will receive its
                                          principal until the principal amount
                                          of the preceding class or classes
                                          entitled to receive principal have
                                          been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                                   Any rating assigned by a rating
                                          agency to a class of certificates
                                          reflects the rating agency's
                                          assessment of the likelihood that
                                          holders of the class of certificates
                                          will receive the payments to which
                                          they are entitled.

                                          o The ratings do not assess the
                                            likelihood that you will receive
                                            timely payments on your
                                            certificates.

                                          o The ratings do not assess the
                                            likelihood of prepayments, including
                                            those caused by defaults.

                                          o The ratings do not assess the
                                            likelihood of early optional
                                            termination of the certificates.

                                          Each rating agency rating classes of
                                          a particular series will determine
                                          the amount, type and nature of
                                          credit support required for that
                                          series. This determination may be
                                          based on an actuarial analysis of
                                          the behavior of mortgage loans in a
                                          larger group taking into account the
                                          appraised value of the real estate
                                          and the commercial and multifamily
                                          real estate market.

                                          o We cannot assure you that the
                                            historical data supporting the
                                            actuarial analysis will accurately
                                            reflect or predict the rate of
                                            delinquency, foreclosure or loss
                                            that will be experienced by the
                                            mortgage loans in a particular
                                            series.

                                          o We cannot assure you that the
                                            appraised value of any property
                                            securing a mortgage loan in a
                                            particular series will remain stable
                                            throughout the life of your
                                            certificate.

                                          o We cannot assure you that the real
                                            estate market will not experience an
                                            overall decline in property values
                                            nor can we assure you that the
                                            outstanding balance of any mortgage
                                            loan in a

                                      -12-

                                            particular series will always be
                                            less than the market value of the
                                            property securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE             If one or more rating agencies
                                          downgrade certificates of a series,
                                          your certificate will decrease in
                                          value. Because none of Morgan
                                          Stanley Capital I Inc., the seller,
                                          the master servicer, the trustee or
                                          any affiliate has any obligation to
                                          maintain a rating of a class of
                                          certificates, you will have no
                                          recourse if your certificate
                                          decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                         Repayment of a commercial or
                                          multifamily mortgage loan is
                                          dependent on the income produced by
                                          the property. Therefore, the
                                          borrower's ability to repay a
                                          mortgage loan depends primarily on
                                          the successful operation of the
                                          property and the net operating
                                          income derived from the property.
                                          Net operating income can be volatile
                                          and may be adversely affected by
                                          factors such as:

                                          o economic conditions causing plant
                                            closings or industry slowdowns;

                                          o an oversupply of available retail
                                            space, office space or multifamily
                                            housing;

                                          o changes in consumer tastes and
                                            preferences;

                                          o decrease in consumer confidence;

                                          o retroactive changes in building
                                            codes;

                                          o the age, design and construction
                                            quality of the property, including
                                            perceptions regarding the
                                            attractiveness, convenience or
                                            safety of the property;

                                          o the age, design, construction
                                            quality and proximity of competing
                                            properties;

                                          o increases in operating expenses
                                            due to external factors such as
                                            increases in heating or electricity
                                            costs;

                                          o increases in operating expenses
                                            due to maintenance or improvements
                                            required at the property;

                                          o a decline in the financial
                                            condition of a major tenant;

                                          o a decline in rental rates as
                                            leases are renewed or entered into
                                            with new tenants;

                                          o the concentration of a particular
                                            business type in a building;

                                          o the length of tenant leases;

                                          o the creditworthiness of tenants;
                                            and

                                          o the property's "operating
                                            leverage."

                                      -13-

                                          Operating leverage refers to the
                                          percentage of total property
                                          expenses in relation to revenue, the
                                          ratio of fixed operating expenses to
                                          those that vary with revenue and the
                                          level of capital expenditures
                                          required to maintain the property
                                          and retain or replace tenants.

                                          If a commercial property is designed
                                          for a specific tenant, net operating
                                          income may be adversely affected if
                                          that tenant defaults under its
                                          obligations because properties
                                          designed for a specific tenant often
                                          require substantial renovation
                                          before it is suitable for a new
                                          tenant. As a result, the proceeds
                                          from liquidating this type of
                                          property following foreclosure might
                                          be insufficient to cover the
                                          principal and interest due under the
                                          loan.

                                          It is anticipated that a substantial
                                          portion of the mortgage loans
                                          included in any trust fund will be
                                          nonrecourse loans or loans for which
                                          recourse may be restricted or
                                          unenforceable. Therefore, if a
                                          borrower defaults, recourse may be
                                          had only against the specific
                                          property and any other assets that
                                          have been pledged to secure the
                                          related mortgage loan.

PROPERTY VALUE MAY BE
ADVERSELY AFFECTED EVEN WHEN
THERE IS NO CHANGE IN CURRENT
OPERATING INCOME                          Various factors may adversely
                                          affect the value of the mortgaged
                                          properties without affecting the
                                          properties' current net operating
                                          income. These factors include among
                                          others:

                                          o changes in governmental
                                            regulations, fiscal policy, zoning
                                            or tax laws;

                                          o potential environmental
                                            legislation or liabilities or other
                                            legal liabilities;

                                          o the availability of refinancing; and

                                          o changes in interest rate levels or
                                            yields required by investors in
                                            income producing commercial
                                            properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT                     The successful operation of a real
                                          estate project depends upon the
                                          property manager's performance and
                                          viability. The property manager is
                                          responsible for:

                                          o responding to changes in the local
                                            market;

                                          o planning and implementing the
                                            rental structure;

                                          o operating the property and
                                            providing building services;

                                          o managing operating expenses; and

                                          o assuring that maintenance and
                                            capital improvements are carried out
                                            in a timely fashion.

                                          A good property manager, by
                                          controlling costs, providing
                                          appropriate service to tenants and
                                          seeing to the maintenance of
                                          improvements, can improve cash flow,
                                          reduce vacancy, leasing and repair
                                          costs and

                                      -14-

                                          preserve building value. On the
                                          other hand, management errors can,
                                          in some cases, impair short-term
                                          cash flow and the long term
                                          viability of an income producing
                                          property. Properties deriving
                                          revenues primarily from short-term
                                          sources are generally more
                                          management intensive than properties
                                          leased to creditworthy tenants under
                                          long-term leases.

                                          Morgan Stanley Capital I Inc. makes
                                          no representation or warranty as to
                                          the skills of any present or future
                                          managers. Additionally, Morgan
                                          Stanley Capital I Inc. cannot assure
                                          you that the property managers will
                                          be in a financial condition to
                                          fulfill their management
                                          responsibilities throughout the
                                          terms of their respective management
                                          agreements.

YOU SHOULD CONSIDER THE
NUMBER OF MORTGAGE
LOANS IN THE POOL                         Assuming pools of equal aggregate
                                          unpaid principal balances, the
                                          concentration of default,
                                          foreclosure and loss in a trust fund
                                          containing fewer mortgage loans will
                                          generally be higher than that in
                                          trust fund containing more mortgage
                                          loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED                 Payments under the mortgage loans
                                          are generally not insured or
                                          guaranteed by any person or entity.

                                          In general, the borrowers under the
                                          mortgage loans will be entities
                                          created to own or purchase the
                                          related commercial property. The
                                          borrowers are set up this way, in
                                          significant part, to isolate the
                                          property from the debts and
                                          liabilities of the person creating
                                          the entity. Unless otherwise
                                          specified, the loan will represent a
                                          nonrecourse obligation of the
                                          related borrower secured by the lien
                                          of the related mortgage and the
                                          related lease assignments. Even if
                                          the loan is recourse, the borrower
                                          generally will not have any
                                          significant assets other than the
                                          property or properties and the
                                          related leases, which will be
                                          pledged to the trustee. Therefore,
                                          payments on the loans and, in turn,
                                          payments of principal and interest
                                          on your certificates, will depend
                                          primarily or solely on rental
                                          payments by the lessees. Those
                                          rental payments will, in turn,
                                          depend on continued occupancy by, or
                                          the creditworthiness of, those
                                          lessees. Both continued occupancy
                                          and creditworthiness may be
                                          adversely affected by a general
                                          economic downturn or an adverse
                                          change in the lessees' financial
                                          conditions.

BORROWER MAY BE UNABLE TO
REPAY THE REMAINING PRINCIPAL
BALANCE ON ITS MATURITY DATE
WHICH WOULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES              Some of the mortgage loans may not
                                          be fully amortizing over their terms
                                          to maturity and will require
                                          substantial principal
                                          payments--i.e., balloon payments--at
                                          their stated maturity. Mortgage
                                          loans with balloon payments involve
                                          a greater degree of risk because a
                                          borrower's ability to make a balloon
                                          payment typically will depend upon
                                          its ability either to timely
                                          refinance the loan or to timely sell
                                          the mortgaged property. However,
                                          refinancing a loan or selling the
                                          property will be affected by a
                                          number of factors, including:

                                          o interest rates;

                                          o the borrower's equity in the
                                            property;

                                      -15-

                                          o the financial condition and
                                            operating history of the borrower
                                            and the property;

                                          o tax laws;

                                          o renewability of operating
                                            licenses;

                                          o prevailing economic conditions and
                                            the availability of credit for
                                            commercial and multifamily
                                            properties;

                                          o with respect to certain
                                            multifamily properties and mobile
                                            home parks, rent control laws; and

                                          o with respect to hospitals, nursing
                                            homes and convalescent homes,
                                            reimbursement rates from private and
                                            public coverage providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS ARE
AVAILABLE TO SATISFY ANY JUNIOR
MORTGAGE LOANS                            If the prospectus supplement so
                                          specifies, some of the mortgage
                                          loans may be secured primarily by
                                          junior mortgages. In the event of a
                                          liquidation, satisfaction of a
                                          mortgage loan secured by a junior
                                          mortgage will be subordinate to the
                                          satisfaction of the related senior
                                          mortgage loan. If the proceeds are
                                          insufficient to satisfy the junior
                                          mortgage and the related senior
                                          mortgage, the junior mortgage loan
                                          in the trust fund would suffer a
                                          loss and the class of certificate
                                          you own may bear that loss.
                                          Therefore, any risks of deficiencies
                                          associated with first mortgage loans
                                          will be even greater in the case of
                                          junior mortgage loans. See "--Risks
                                          Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR CERTIFICATES       If the related prospectus supplement
                                          so specifies, a master servicer, a
                                          sub-servicer or a special servicer
                                          will be permitted, within prescribed
                                          parameters, to extend and modify
                                          whole loans that are in default or
                                          as to which a payment default is
                                          imminent. Any ability to extend or
                                          modify may apply, in particular, to
                                          whole loans with balloon payments.
                                          In addition, a master servicer, a
                                          sub-servicer or a special servicer
                                          may receive a workout fee based on
                                          receipts from, or proceeds of, those
                                          whole loans. While any entity
                                          granting this type of extension or
                                          modification generally will be
                                          required to determine that the
                                          extension or modification is
                                          reasonably likely to produce a
                                          greater recovery on a present value
                                          basis than liquidation, there is no
                                          assurance this will be the case.
                                          Additionally, if the related
                                          prospectus supplement so specifies,
                                          some of the mortgage loans included
                                          in the mortgage pool may have been
                                          subject to workouts or similar
                                          arrangements following prior periods
                                          of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                      The bankruptcy or insolvency of a
                                          major tenant, or of a number of
                                          smaller tenants may adversely affect
                                          the income produced by a mortgaged
                                          property. Under the Bankruptcy Code,
                                          a tenant has the option of assuming
                                          or rejecting any unexpired lease. If
                                          the tenant rejects the lease, the
                                          landlord's claim would be a general
                                          unsecured claim against the tenant,
                                          absent collateral securing the
                                          claim. The claim would be limited to
                                          the unpaid rent reserved for the
                                          periods prior to the bankruptcy
                                          petition or the earlier surrender of
                                          the leased

                                      -16-

                                          premises, which are unrelated to the
                                          rejection, plus the greater of one
                                          year's rent or 15% of the remaining
                                          rent reserved under the lease, but
                                          not more than three years' rent to
                                          cover any rejection related claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                      Under the Bankruptcy Code, the
                                          filing of a petition in bankruptcy
                                          by or against a borrower will stay
                                          the sale of the real property owned
                                          by that borrower, as well as the
                                          commencement or continuation of a
                                          foreclosure action. In addition, if
                                          a court determines that the value of
                                          the mortgaged property is less than
                                          the principal balance of the
                                          mortgage loan it secures, the court
                                          may prevent a lender from
                                          foreclosing on the mortgaged
                                          property, subject to certain
                                          protections available to the lender.
                                          As part of a restructuring plan, a
                                          court also may reduce the amount of
                                          secured indebtedness to the
                                          then-value of the mortgaged
                                          property. Such an action would make
                                          the lender a general unsecured
                                          creditor for the difference between
                                          the then-value and the amount of its
                                          outstanding mortgage indebtedness. A
                                          bankruptcy court also may:

                                          o grant a debtor a reasonable time
                                            to cure a payment default on a
                                            mortgage loan;

                                          o reduce monthly payments due under
                                            a mortgage loan;

                                          o change the rate of interest due on
                                            a mortgage loan; or

                                          o otherwise alter the mortgage
                                            loan's repayment schedule.

                                          Moreover, the filing of a petition
                                          in bankruptcy by, or on behalf of, a
                                          junior lienholder may stay the
                                          senior lienholder from taking action
                                          to foreclose on the mortgaged
                                          property in a manner that would
                                          substantially diminish the position
                                          of the junior lien. Additionally,
                                          the borrower's trustee or the
                                          borrower, as debtor-in-possession,
                                          has certain special powers to avoid,
                                          subordinate or disallow debts. In
                                          certain circumstances, the claims of
                                          the trustee may be subordinated to
                                          financing obtained by a
                                          debtor-in-possession subsequent to
                                          its bankruptcy.

                                          Under the Bankruptcy Code, the
                                          lender will be stayed from enforcing
                                          a borrower's assignment of rents and
                                          leases. The Bankruptcy Code also may
                                          interfere with the lender's ability
                                          to enforce lockbox requirements. The
                                          legal proceedings necessary to
                                          resolve these issues can be time
                                          consuming and may significantly
                                          delay the receipt of rents. Rents
                                          also may escape an assignment to the
                                          extent they are used by the borrower
                                          to maintain the mortgaged property
                                          or for other court authorized
                                          expenses.

                                          As a result of the foregoing, the
                                          lender's recovery with respect to
                                          borrowers in bankruptcy proceedings
                                          may be significantly delayed, and
                                          the aggregate amount ultimately
                                          collected may be substantially less
                                          than the amount owed.

                                      -17-

SOPHISTICATION OF THE BORROWER
MAY ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                      In general, the mortgage loans will
                                          be made to partnerships,
                                          corporations or other entities
                                          rather than individuals. This may
                                          entail greater risks of loss from
                                          delinquency and foreclosure than do
                                          single family mortgage loans. In
                                          addition, the borrowers under
                                          commercial mortgage loans may be
                                          more sophisticated than the average
                                          single family home borrower. This
                                          may increase the likelihood of
                                          protracted litigation or the
                                          likelihood of bankruptcy in default
                                          situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH COULD
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                         Although the prospectus supplement
                                          for a series of certificates will
                                          describe the credit support for the
                                          related trust fund, the credit
                                          support will be limited in amount
                                          and coverage and may not cover all
                                          potential losses or risks. Use of
                                          credit support will be subject to
                                          the conditions and limitations
                                          described in the prospectus and in
                                          the related prospectus supplement.
                                          Moreover, any applicable credit
                                          support may not cover all potential
                                          losses or risks. For example, credit
                                          support may not cover fraud or
                                          negligence by a mortgage loan
                                          originator or other parties.

                                         A series of certificates may include
                                          one or more classes of subordinate
                                          certificates, which may include
                                          certificates being offered to you.
                                          Although subordination is intended
                                          to reduce the senior
                                          certificateholders' risk of
                                          delinquent distributions or ultimate
                                          losses, the amount of subordination
                                          will be limited and may decline
                                          under certain circumstances. In
                                          addition, if principal payments are
                                          made in a specified order of
                                          priority, and limits exist with
                                          respect to the aggregate amount of
                                          claims under any related credit
                                          support, the credit support may be
                                          exhausted before the principal of
                                          the certificate classes with lower
                                          priority has been repaid.
                                          Significant losses and shortfalls on
                                          the assets consequently may fall
                                          primarily upon classes of
                                          certificates having a lower payment
                                          priority. Moreover, if a form of
                                          credit support covers more than one
                                          series of certificates, holders of
                                          certificates evidencing an interest
                                          in a covered series will be subject
                                          to the risk that the credit support
                                          will be exhausted by the claims of
                                          other covered series.

                                          The amount of any credit support
                                          supporting one or more classes of
                                          certificates being offered to you,
                                          including the subordination of one
                                          or more classes will be determined
                                          on the basis of criteria established
                                          by each pertinent rating agency.
                                          Those criteria will be based on an
                                          assumed level of defaults,
                                          delinquencies, other losses or other
                                          factors. However, the loss
                                          experience on the related mortgage
                                          loans or mortgage backed securities
                                          may exceed the assumed levels. See
                                          "Description of Credit Support."

                                          Regardless of the form of any credit
                                          enhancement, the amount of coverage
                                          will be limited and, in most cases,
                                          will be subject to periodic
                                          reduction, in accordance with a
                                          schedule or formula. The master
                                          servicer generally will be permitted
                                          to reduce, terminate or substitute
                                          all or a portion of the credit
                                          enhancement for any series of
                                          certificates, if the applicable
                                          rating agency indicates that the
                                          then-current ratings will not be
                                          adversely affected. A rating agency
                                          may lower the ratings of any series
                                          of certificates if the obligations
                                          of any credit support

                                      -18-

                                          provider are downgraded. The ratings
                                          also may be lowered if losses on the
                                          related mortgage loans or MBS
                                          substantially exceed the level
                                          contemplated by the rating agency at
                                          the time of its initial rating
                                          analysis. Neither Morgan Stanley
                                          Capital I Inc., the master servicer
                                          nor any of their affiliates will
                                          have any obligation to replace or
                                          supplement any credit enhancement,
                                          or to take any other action to
                                          maintain any ratings of any series
                                          of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY
NOT RECOVER THEIR INITIAL
INVESTMENTS                               To the extent described in this
                                          prospectus, the subordinate
                                          certificateholders' rights to
                                          receive distributions with respect
                                          to the assets to which they would
                                          otherwise be entitled will be
                                          subordinate to the rights of the
                                          senior certificateholders and of the
                                          master servicer, if the master
                                          servicer is paid its servicing fee,
                                          including any unpaid servicing fees
                                          with respect to one or more prior
                                          periods, and is reimbursed for
                                          certain unreimbursed advances and
                                          unreimbursed liquidation expenses.
                                          As a result, investors in
                                          subordinate certificates must be
                                          prepared to bear the risk that they
                                          may be subject to delays in payment
                                          and may not recover their initial
                                          investments.

                                          The yields on the subordinate
                                          certificates may be extremely
                                          sensitive to the loss experience of
                                          the assets and the timing of any
                                          losses. If the actual rate and
                                          amount of losses experienced by the
                                          assets exceed the rate and amount
                                          assumed by an investor, the yields
                                          to maturity on the subordinate
                                          certificates may be lower than
                                          anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR CERTIFICATES       The mortgage loans may contain
                                          due-on-sale clauses, which permit a
                                          lender to accelerate the maturity of
                                          the mortgage loan if the borrower
                                          sells, transfers or conveys the
                                          related mortgaged property or its
                                          interest in the mortgaged property
                                          and debt-acceleration clauses, which
                                          permit a lender to accelerate the
                                          loan upon a monetary or non-monetary
                                          default by the borrower. These
                                          clauses are generally enforceable.
                                          The courts of all states will
                                          enforce clauses providing for
                                          acceleration in the event of a
                                          material payment default. The equity
                                          courts, however, may refuse to
                                          enforce these clauses if
                                          acceleration of the indebtedness
                                          would be inequitable, unjust or
                                          unconscionable.

                                          If the related prospectus supplement
                                          so specifies, the mortgage loans
                                          will be secured by an assignment of
                                          leases and rents. Pursuant to those
                                          assignments, the borrower typically
                                          assigns its right, title and
                                          interest as landlord under the
                                          leases on the related mortgaged
                                          property and the income derived from
                                          the leases to the lender as further
                                          security for the related mortgage
                                          loan, while retaining a license to
                                          collect rents as long as there is no
                                          default. If the borrower defaults,
                                          the license terminates and the
                                          lender is entitled to collect rents.
                                          These assignments are typically not
                                          perfected as security interests
                                          prior to actual possession of the
                                          cash flows. Some state laws may
                                          require that the lender take
                                          possession of the mortgaged property
                                          and obtain judicial appointment of a
                                          receiver before becoming entitled to
                                          collect the rents. In addition, if
                                          bankruptcy or similar proceedings
                                          are commenced by or in respect of
                                          the borrower, the lender's ability
                                          to collect the rents may be
                                          adversely

                                      -19-

                                          affected. See "Legal Aspects of the
                                          Mortgage Loans and the
                                          Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                         Real property pledged as security
                                          for a mortgage loan may be subject
                                          to environmental risks. Under
                                          federal law and the laws of certain
                                          states, contamination of a property
                                          may give rise to a lien on the
                                          property to assure the costs of
                                          cleanup. In several states, this
                                          type of lien has priority over the
                                          lien of an existing mortgage against
                                          the property. Moreover, the presence
                                          of hazardous or toxic substances, or
                                          the failure to remediate the
                                          property, may adversely affect the
                                          owner or operator's ability to
                                          borrow using the property as
                                          collateral. In addition, under the
                                          laws of some states and under CERCLA
                                          and other federal law, a lender may
                                          become liable, as an "owner
                                          operator," for costs of addressing
                                          releases or threatened releases of
                                          hazardous substances that require
                                          remedy at a property, if agents or
                                          employees of the lender have become
                                          sufficiently involved in the
                                          management or operations of the
                                          borrower. Liability may be imposed
                                          even if the environmental damage or
                                          threat was caused by a prior owner.

                                          Under certain circumstances, a
                                          lender also risks this type of
                                          liability on foreclosure of the
                                          mortgage. Unless the related
                                          prospectus supplement specifies
                                          otherwise, neither the master
                                          servicer, the sub-servicer nor the
                                          special servicer may acquire title
                                          to a mortgaged property or take over
                                          its operation unless the master
                                          servicer has previously determined,
                                          based upon a report prepared by a
                                          person who regularly conducts
                                          environmental audits, that:

                                          o the mortgaged property is in
                                            compliance with applicable
                                            environmental laws, and there are no
                                            circumstances present at the
                                            mortgaged property for which
                                            investigation, testing, monitoring,
                                            containment, clean-up or remediation
                                            could be required under any federal,
                                            state or local law or regulation; or

                                          o if the mortgaged property is not
                                            in compliance with applicable
                                            environmental laws or circumstances
                                            requiring any of the foregoing
                                            actions are present, that it would
                                            be in the best economic interest of
                                            the trust fund to acquire title to
                                            the mortgaged property and take the
                                            actions as would be necessary and
                                            appropriate to effect compliance or
                                            respond to those circumstances.

                                          See "Legal Aspects of the Mortgage
                                          Loans and Leases--Environmental
                                          Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES                     Generally, ERISA applies to
                                          investments made by employee benefit
                                          plans and transactions involving the
                                          assets of those plans. Due to the
                                          complexity of regulations governing
                                          those plans, prospective investors
                                          that are subject to ERISA are urged
                                          to consult their own counsel
                                          regarding consequences under ERISA
                                          of acquisition, ownership and
                                          disposition of the offered
                                          certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                               Except as provided in the prospectus
                                          supplement, REMIC residual
                                          certificates are anticipated to have
                                          "phantom income" associated with
                                          them. That is, taxable income is
                                          anticipated to be allocated to the
                                          REMIC residual certificates in the
                                          early years of the existence of the
                                          related REMIC--even if the REMIC
                                          residual certificates receive no
                                          distributions from the related
                                          REMIC--with a corresponding amount
                                          of losses allocated to the REMIC
                                          residual certificates in later
                                          years. Accordingly, the present
                                          value of the tax detriments
                                          associated with the REMIC residual
                                          certificates may significantly
                                          exceed the present value of the tax
                                          benefits related thereto, and the
                                          REMIC residual certificates may have
                                          a negative "value."

                                          Moreover, the REMIC residual
                                          certificates will, in effect, be
                                          allocated an amount of gross income
                                          equal to the non-interest expenses
                                          of the REMIC, but those expenses
                                          will be deductible only as itemized
                                          deductions, and will be subject to
                                          all the limitations applicable to
                                          itemized deductions, by holders of
                                          REMIC residual certificates that are
                                          individuals. Accordingly, investment
                                          in the REMIC residual certificates
                                          generally will not be suitable for
                                          individuals or for certain
                                          pass-through entities, such as
                                          partnerships or S corporations, that
                                          have individuals as partners or
                                          shareholders. In addition, REMIC
                                          residual certificates are subject to
                                          restrictions on transfer. Finally,
                                          prospective purchasers of a REMIC
                                          residual certificate should be aware
                                          that Treasury Department regulations
                                          do not permit certain REMIC residual
                                          interests to be marked to market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES             Under certain circumstances, the
                                          consent or approval of the holders
                                          of a specified percentage of the
                                          aggregate principal balance of all
                                          outstanding certificates of a series
                                          or a similar means of allocating
                                          decision-making will be required to
                                          direct certain actions. The actions
                                          may include directing the special
                                          servicer or the master servicer
                                          regarding measures to be taken with
                                          respect to some of the mortgage
                                          loans and real estate owned
                                          properties and amending the relevant
                                          pooling agreement or trust
                                          agreement. The consent or approval
                                          of these holders will be sufficient
                                          to bind all certificateholders of
                                          the relevant series. See
                                          "Description of the
                                          Agreements--Events of Default,"
                                          "--Rights Upon Event of Default,"
                                          and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                      There may be pending or threatened
                                          legal proceedings against the
                                          borrowers and managers of the
                                          mortgaged properties and their
                                          respective affiliates arising out of
                                          the ordinary business of the
                                          borrowers, managers and affiliates.
                                          This litigation could cause a delay
                                          in the payment on your certificates.
                                          Therefore, we cannot assure you that
                                          this type of litigation would not
                                          have a material adverse effect on
                                          your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                      Under the Americans with
                                          Disabilities Act of 1990, all public
                                          accommodations are required to meet
                                          federal requirements related to
                                          access and use by disabled persons.
                                          Borrowers may incur costs complying
                                          with the Americans with Disabilities
                                          Act of 1990. In addition,
                                          noncompliance could result in the
                                          imposition of fines by the federal
                                          government or an award of damages to
                                          private litigants. These costs of
                                          complying with the Americans with
                                          Disabilities Act of 1990 and the
                                          possible imposition of fines for
                                          noncompliance would result in
                                          additional expenses on the mortgaged
                                          properties, which could have an
                                          adverse effect on your certificates.

IF YOUR CERTIFICATE IS
BOOK-ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE TRUSTEE          If the prospectus supplement so
                                          provides, one or more classes of the
                                          certificates offered to you will be
                                          initially represented by one or more
                                          certificates for each class
                                          registered in the name of Cede &
                                          Co., the nominee for the Depository
                                          Trust Company. If you purchase this
                                          type of certificate:

                                          o your certificate will not be
                                            registered in your name or the name
                                            of your nominee;

                                          o you will not be recognized by the
                                            trustee as a certificateholder; and

                                          o you will be able to exercise your
                                            right as a certificateholder only
                                            through the Depository Trust Company
                                            and its participating organizations.

                                          You will be recognized as a
                                          certificateholder only if and when
                                          definitive certificates are issued.
                                          See "Description of the
                                          Certificates--Book-Entry
                                          Registration and Definitive
                                          Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

     Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o multifamily mortgage loans, commercial mortgage loans or both;

     o mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
       interest-bearing securities, (b) non-interest bearing securities, (c)
       originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
       interest-bearing securities from which the right to payment of principal has been removed; or

     o a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

   GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

   LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

   DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o non-cash items such as depreciation and amortization;

     o capital expenditures; and

     o debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o the recent resale value of comparable properties at the date of the appraisal;

     o the cost of replacing the property;

     o a projection of value based upon the property's projected net cash flow;
       or

     o a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o it is often difficult to find truly comparable properties that have recently been sold;

     o the replacement cost of a property may have little to do with its current market value;

     o income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o more than one of the appraisal methods may be used and each may produce significantly different results; and

     o if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
       Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

   LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

       otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o the earliest and latest origination date and maturity date of the mortgage loans;

     o the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o the state or states in which most of the mortgaged properties are located;

     o information with respect to the prepayment provisions, if any, of the mortgage loans;

     o the weighted average Retained Interest, if any;

     o with respect to mortgage loans with adjustable mortgage rates, the Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

   PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o have individual principal balances at origination of not less than
       $25,000;

     o have original terms to maturity of not more than 40 years; and

     o provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o the aggregate approximate initial and outstanding principal amount or
       Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o the original and remaining term to stated maturity of the MBS, if applicable;

     o whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o the terms on which the MBS or the related Underlying Mortgage Loans or
       Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o the servicing fees payable under the MBS Agreement;

     o the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
       Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the Participants
       Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o the aggregate approximate initial and outstanding principal amounts or
       Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o the original and remaining terms to stated maturity of the government securities;

     o whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o the interest rates of the government securities or the formula to determine the rates, if any;

     o the applicable payment provisions for the government securities; and

     o to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o will correspond to the rate of principal payments on the assets in the related trust fund;

     o is likely to be affected by the existence of Lockout Periods and
       Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

   TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

   FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

   DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a
       Stripped Interest Certificate component; or

     o do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1. the total amount of all cash on deposit in the related Certificate
        Account as of the corresponding Determination Date, exclusive of:

        o all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

        o unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds, Insurance
          Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

        o all amounts in the Certificate Account that are due or reimbursable to
          Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2. if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3. all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
        Date;

     4. if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5. unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o prepayment premiums and

         o payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o one scheduled payment is delinquent,

         o two scheduled payments are delinquent,

         o three or more scheduled payments are delinquent and

         o foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o the loan number thereof,

         o the unpaid balance thereof,

         o whether the delinquency is in respect of any balloon payment,

         o the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o if applicable, the aggregate amount of any interest accrued and payable on related  servicing  expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

         o if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9) with respect to any Whole Loan liquidated during the related Due Period other than by payment in full:

         o the loan number thereof,

         o the manner in which it was liquidated and

         o the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

         o the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

         o the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

         o the loan number of the related mortgage loan and

         o the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

         o the book value,

         o the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

         o the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

         o if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

         o the loan number of the related mortgage loan,

         o the aggregate amount of sale proceeds,

         o the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO Property or the related mortgage loan and

         o the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o default interest,

          o late charges and

          o assumption and modification fees collected during the related Due
            Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value
         Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

   GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1) all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2) all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all
         Insurance Proceeds and all Liquidation Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4) any advances made as described under "Description of the
         Certificates--Advances in Respect of Delinquencies";

     (5) any amounts representing prepayment premiums;

     (6) any amounts paid under any Cash Flow Agreement, as described under
         "Description of the Trust Funds--Cash Flow Agreements";

     (7) all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I Inc., any asset seller or any other specified person as described above under
         "--Assignment of Assets; Repurchases" and "--Representations and
         Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under "--Realization Upon Defaulted Whole
         Loans," and all proceeds of any asset purchased as described above under "Description of the Certificates--Termination";

     (8) any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
         Interest; Servicing Compensation and Payment of Expenses";

     (9) to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11) any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12) any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1) to make distributions to the certificateholders on each Distribution
         Date;

     (2) to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
         Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and
         Retained Interest, on and principal of the particular Whole Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole Loans;

     (3) to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Whole
         Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and
         Insurance Proceeds collected on the particular Whole Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Whole Loans and properties;

     (4) to reimburse a master servicer for any advances described in clause (2)
         above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5) if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause (3)
         above while these amounts remain outstanding and unreimbursed;

     (6) to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7) to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
         Regarding a Master Servicer and the Depositor";

     (8) if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9) to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10) unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Certificate
          Account;

     (11) to pay the person entitled thereto any amounts deposited in the
          Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12) to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13) if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
          Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16) to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of
          certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17) to pay the person entitled thereto any amounts deposited in the
          Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets; Repurchase"
          and "--Representations and Warranties; Repurchases" or otherwise;

     (18) to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19) to clear and terminate the Certificate Account at the termination of the trust fund.

   OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

                                      -48-

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

          o    maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental
               interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

          o    maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

          o    processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

          o    supervising foreclosures;

          o    inspecting and managing mortgaged properties under certain circumstances; and

          o    maintaining accounting records relating to the Whole Loans.
               Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See "Description of Credit
               Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

          o    affect the amount or timing of any scheduled payments of
               principal or interest on the Whole Loan or

          o    in its judgment, materially impair the security for the Whole
               Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

          o    in its judgment, a material default on the Whole Loan has
               occurred or a payment default is imminent and

          o    in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

          o    monitor any Whole Loan which is in default,

          o    contact the borrower concerning the default,

          o    evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

          o    initiate corrective action in cooperation with the borrower if cure is likely,

          o    inspect the mortgaged property, and

          o    take any other actions as are consistent with the Servicing
               Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

          o    institute foreclosure proceedings,

          o    exercise any power of sale contained in any mortgage,

          o    obtain a deed in lieu of foreclosure, or

          o    otherwise acquire title to a mortgaged property securing the
               Whole Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

          o    the mortgaged property is in compliance with applicable
               environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or
               petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be
               required under any federal, state or local law or regulation; or

          o    if the mortgaged property is not so in compliance or such
               circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

          o    the Internal Revenue Service grants an extension of time to sell the property or

          o    the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund
               subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

          o    solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property and

          o    accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

          o    that the restoration will increase the proceeds to
               certificateholders on liquidation of the Whole Loan after
               reimbursement of the master servicer for its expenses and

          o    that the expenses will be recoverable by it from related
               Insurance Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

          o    the replacement cost of the improvements less physical
               depreciation and

          o    the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

          o    specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an
               enforcement action in respect of any specific Whole Loan or Whole
               Loans, except as any loss, liability or expense shall be
               otherwise reimbursable pursuant to the Agreement;

          o    incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

          o    incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

          o    incurred in connection with any violation of any state or federal securities law; or

          o    imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

          (1)  any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

          (2)  any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than
               25% of the Voting Rights;

          (3)  any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan
               Stanley Capital I Inc., or to the master servicer, Morgan Stanley
               Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights; and

          (4)  certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related
                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

          o    exercise any of the powers vested in it by any Agreement;

          o    make any investigation of matters arising under any Agreement; or

          o    institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

     Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

          (1)  to cure any ambiguity;

          (2)  to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the
               Agreement;

                                      -57-

          (3)  to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

          (4)  to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

         Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

          (1)  reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are
               required to be distributed on any certificate without the consent of the holder of that certificate;

          (2)  adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in (1), without the consent of the holders of all certificates of that class; or

          (3)  modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

          o    enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

          o    defending or prosecuting any legal action in respect of the related Agreement or series of certificates;

          o    being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any
               mortgaged property acquired in respect thereof for the benefit of certificateholders; or

          o    acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than 25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the
               Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related
               Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

         If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

          (1)  the nature and amount of coverage under the Credit Support;

          (2)  any conditions to payment thereunder not otherwise described in this prospectus;

          (3)  the conditions, if any, under which the amount of coverage under the Credit Support may be reduced and under which the Credit
               Support may be terminated or replaced;

          (4)  the material provisions relating to the Credit Support; and

          (5)  information regarding the obligor under any instrument of Credit
               Support, including:

               o    a brief description of its principal business activities;

               o    its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

               o    if applicable, the identity of regulatory agencies that
                    exercise primary jurisdiction over the conduct of its
                    business; and

               o    its total assets, and its stockholders' or policyholders'
                    surplus, if applicable, as of the date specified in the
                    prospectus supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

          o    purport to be complete;

          o    purport to reflect the laws of any particular state; or

          o    purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

          o    a borrower--the borrower and usually the owner of the subject property, and

          o    a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

          o    a trustor--the equivalent of a mortgagor or borrower,

          o    a trustee to whom the mortgaged property is conveyed, and

          o    a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

          o    a tenant's interest in a lease of land or improvements, or both,
               and

          o    the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

          o    the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

          o    the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

          o    the Internal Revenue Service grants an REO Extension, or

          o    it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the
               Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

         Mortgage loans may be secured by a mortgage on a ground lease.
Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph.
Protective ground lease provisions include:

          (1)  the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

          (2)  the right to cure those defaults, with adequate cure periods;

          (3)  if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

          (4)  the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities
               thereunder;

          (5)  the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

          (6)  a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

          (7)  a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to
               Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

          o    assume the lease and retain it or assign it to a third party or

          o    reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

          o    at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

          o    the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame
               -- often 60 days -- after such withdrawal to continue the
               business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

          o    to receive rents, hazard insurance and condemnation proceeds, and

          o    to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would
               extinguish the junior lender's or junior beneficiary's lien.
               However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

          o    a diminution in value of property securing any mortgage loan;

          o    limitation on the ability to foreclose against the property; or

          o    in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the
               mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

          o    the mortgaged property is in compliance with applicable
               environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or
               petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be
               required under any federal, state or local law or regulation; or

                                      -73-

          o    if the mortgaged property is not so in compliance or such
               circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

          o    the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

          o    the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying
               Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

          o    the borrower may have difficulty servicing and repaying multiple loans;

          o    if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

          o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

          o    if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

          o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

          o    for the interest rate, discount points and charges as are
               permitted in that state, or

          o    that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

          o    3% of the excess of adjusted gross income over the applicable amount and

          o    80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

                                      -78-

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

          o    a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
               representing principal and interest payments on mortgage loans or
               MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property"
               within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

          o    a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section
               856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

          o    a grantor trust certificate owned by a REMIC will represent
               "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section
               860G(a)(3).

     Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the

                                      -79-

yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section. Prospective purchasers should consult their tax advisors regarding amortizable bond premium and the Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

          o    the total remaining market discount and

          o    a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

          o    the total remaining market discount and

          o    a fraction, the numerator of which is the amount of stated
               interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID

                                      -80-

will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B. MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

                                      -81-

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either:

          o    the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the
               certificate was stripped or

          o    no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section

                                      -82-

856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2.    Grantor Trust Certificates Representing Interests in Loans Other
               Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after July 1,
1982, and mortgages of individuals originated after March 2, 1984. Under the OID
Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS. OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

          o    adding (1) the present value at the end of the accrual
               period--determined by using as a discount factor the original yield to maturity of the respective component under the
               Prepayment Assumption--of all remaining payments to be received under the Prepayment Assumption on the respective component and
               (2) any payments included in the stated redemption price at maturity received during such accrual period, and

                                      -83-

          o    subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder.
Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3.       Grantor Trust Certificates Representing Interests in
                  Adjustable Rate Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

                                      -84-

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

          o    the holder entered the contract to sell the grantor trust
               certificate substantially contemporaneously with acquiring the grantor trust certificate;

          o    the grantor trust certificate is part of a straddle;

          o    the grantor trust certificate is marketed or sold as producing capital gain; or

          o    other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

D. NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before
July 18, 1984, interest or OID paid by the person required to withhold tax under
Code Section 1441 or 1442 to

          o    an owner that is not a U.S. Person or

          o    a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

                                      -85-

E. INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

          o    the broker determines that the seller is a corporation or other exempt recipient, or

          o    the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

          o    the broker determines that the seller is an exempt recipient or

          o    the seller certifies its non-U.S. Person status and other
               conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP

                                      -86-

or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

          o    certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C);

          o    certificates held by a real estate investment trust will
               constitute "real estate assets" within the meaning of Code
               Section 856(c)(5)(B); and

          o    interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section
               856(c)(3)(B).

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

          o    "real estate assets" within the meaning of Code Section 856(c)(5)
               (B);

          o    "loans secured by an interest in real property" under Code
               Section 7701(a)(19)(C); and

          o    whether the income on the certificates is interest described in
               Code Section 856(c)(3)(B).

A. TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments.

                                      -87-

The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular
Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the
REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest."
Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the
REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related

                                      -88-

prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the
REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium
Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

          o    adding (1) the present value at the end of the accrual period --
               determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption -- of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment
               Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

          o    subtracting from that total the adjusted issue price of the REMIC
               Regular Certificates at the beginning of such accrual period.

                                      -89-

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

          (1)  the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original
               REMIC Regular Certificateholder, who purchased the REMIC Regular
               Certificate at its issue price, less

          (2)  any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days
               beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

          o    the interest is unconditionally payable at least annually;

          o    the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

          o    interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more
               "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the

                                      -90-

Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those

                                      -91-

rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

          (1)  the total remaining market discount and

          (2)  a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

          (1)  the total remaining market discount and

          (2)  a fraction, the numerator of which is the amount of stated
               interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

                                      -92-

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

          o    the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code
               Section 1274(d) determined as of the date of purchase of such
               REMIC Regular Certificate, over

          o    the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

                                      -93-

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders." Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See "Pass-Through of
Non-Interest Expenses of the REMIC" under "Taxation of Owners of REMIC Residual
Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

          o    the REMIC Regular Certificateholder does not actually or
               constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

                                      -94-

          o    the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

          o    the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the
               REMIC Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular
               Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are "controlled foreign corporations" as to the United States of which such a Borrower is a "United States shareholder" within the meaning of
Section 951(b) of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

          o    the broker determines that the seller is a corporation or other exempt recipient, or

          o    the seller provides, in the required manner, identifying
               information and, in the case of a non-U.S. Person, certifies that such seller is a Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

          o    the broker determines that the seller is an exempt recipient, or

          o    the seller certifies its non-U.S. Person status and other
               conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any

                                      -95-

amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B. TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

          o    the income from the mortgage loans or MBS and the REMIC's other assets and

          o    the deductions allowed to the REMIC for interest and OID on the
               REMIC Regular Certificates and, except as described above under
               "--Taxation of Owners of REMIC Regular Certificates--Non-Interest
               Expenses of the REMIC," other expenses.

                                      -96-

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

          o    the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

          o    all bad loans will be deductible as business bad debts; and

          o    the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC
Regular Certificates. The REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment
Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27,
1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual

                                      -97-

Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise).
The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

          o    would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

          o    is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

          o    3% of the excess of the individual's adjusted gross income over the applicable amount or

          o    80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest

                                      -98-

holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

          o    may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual
               Certificateholder;

          o    will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual
               Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt Investors" below; and

          o    is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate
               Payments--Non-U.S. Persons" below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

                                      -99-

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

          o    the disposition of a mortgage loan or MBS,

          o    the receipt of income from a source other than a mortgage loan or
               MBS or certain other permitted investments,

          o    the receipt of compensation for services, or

          o    gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

                                     -100-

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

          o    a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

          o    Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

                                     -101-

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)      the United States, any State, possession or political
                  subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an
                  instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)      any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
                  organization is subject to the tax on "unrelated business
                  taxable income"; and

         (C)      a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period

                                     -102-

during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

          o    a regulated investment company, real estate investment trust or common trust fund;

          o    a partnership, trust or estate; and o certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

          o    an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC
               Residual Certificate as a nominee or agent for a disqualified organization, and

          o    a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual
               Certificate.

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

          o    the present value of the expected future distributions on the
               REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

          o    the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

          (1)  the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the
               transferee would not continue to pay its debts as they come due in the future;

          (2)  the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual
               Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual
               interest as they came due and (iii) that the transferee will not cause income with respect to the REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

                                     -103-

          (3)  the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

               (i)  the present value of the anticipated tax liabilities
                    associated with holding the Noneconomic REMIC Residual
                    Certificate does not exceed the sum of:

                    O    the present value of any consideration given to the
                         transferee to acquire the Noneconomic REMIC Residual
                         Certificate,

                    O    the present value of the expected future distributions
                         on the Noneconomic REMIC Residual Certificate and

                    O    the present value of the anticipated tax savings
                         associated with holding the Noneconomic REMIC Residual
                         Certificate as the REMIC generates losses. For purposes
                         of the computations under this "minimum transfer price"
                         alternative, the transferee is assumed to pay tax at
                         the highest rate of tax specified in section 11(b)(1)
                         of the Internal Revenue Code (currently 35%) or, in
                         certain circumstances, the alternative minimum tax
                         rate. Further, present values generally are computed
                         using a discount rate equal to the short-term Federal
                         rate set forth in Section 1274(d) of the Internal
                         Revenue Code for the month of such transfer and the
                         compounding period used by the transferee; or

                    (ii) (a) at the time of the transfer, and at the close of
                         each of the transferee's two fiscal years preceding the
                         year of transfer, the transferee's gross assets for
                         financial reporting purposes exceed $100 million and
                         its net assets for financial reporting purposes exceed
                         $10 million, (b) the transferee is an eligible
                         corporation (as defined in Treasury regulation Section
                         1.860E-1(c)(6)(i)) that makes a written agreement that
                         any subsequent transfer of the interest will be to
                         another eligible corporation in a transaction which
                         will also satisfy clauses (1) and (2) above and this
                         clause (3)(ii) and (c) the facts and circumstances
                         known to the transferor on or before the date of the
                         transfer must not reasonably indicate that the taxes
                         associated with the residual interest will not be paid.
                         For purposes of clause (3)(ii)(c), if the amount of
                         consideration paid in respect of the residual interest
                         is so low that under any set of reasonable assumptions
                         a reasonable person would conclude that the taxes
                         associated with holding the residual interest will not
                         be paid, then the transferor is deemed to know that the
                         transferee cannot or will not pay the taxes associated
                         with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through

                                     -104-

entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be subject to other applicable federal, state or local law ("Similar Law") materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under
Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of

                                     -105-

ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or
Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

          o    the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan
               Stanley & Co. Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

          o    the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are
               satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

          (1)  The acquisition of the certificates by an ERISA Plan is on terms
               -- including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

          (2)  The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc.,
               Moody's Investors Service, Inc. and Standard & Poor's Ratings
               Services, a division of The McGraw-Hill Companies, Inc.;

          (3)  The trustee is not an affiliate of any member of the Restricted
               Group other than an underwriter;

          (4)  The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates
               represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the Agreement and reimbursement of the servicer's reasonable expenses in connection therewith;
               and

          (5)  The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
               Securities and Exchange Commission under the Securities Act of
               1933 as amended.

                                     -106-

     The trust fund must also meet the following requirements:

          o    the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

          o    certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a
               Rating Agency for at least one year prior to the Plan's
               acquisition of the Securities; and

          o    certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the
               Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

          o    the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

          o    the Plan is not a plan with respect to which any member of the
               Restricted Group is the "plan sponsor" as defined in Section
               3(16)(B) of ERISA;

          o    in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

          o    an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

          o    immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

          o    that the certificates constitute "securities" for purposes of the
               Exemption and

          o    that the general conditions and other requirements set forth in the Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                     -107-

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the

                                     -108-

requirements of 12 C.F.R. ss. 703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the
NCUA's "investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions"
may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss. 742.4(b)(2). The OTS has issued Thrift Bulletin 13a
(December 1, 1998), "Management of Interest Rate Risk, Investment Securities,
and Derivatives Activities," and Thrift Bulletin 73a (December 18, 2001),
"Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the
Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the
Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance

                                     -109-

or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan Stanley & Co.
Incorporated elects to purchase offered certificates as principal, Morgan
Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement.
The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                                     -110-

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

          o    any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

          o    any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than
               25% of the Voting Rights;

          o    any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and
               adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or
               Morgan Stanley Capital I Inc., or to the master servicer, Morgan
               Stanley Capital I Inc. and the trustee by the holders of
               certificates evidencing not less than 25% of the Voting Rights;
               and

          o    certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o    non-cash items such as depreciation and amortization;

     o    capital expenditures; and

     o    debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.       the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
                  prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.       applicable law; and

         C.       the general servicing standard specified in the related
                  prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

          o    Mortgage Loans

          o    MBS

          o    direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a)
               interest-bearing securities, (b) non-interest-bearing securities,
               (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

          o    a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

          o    the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

          o    the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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